UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22903

J.P. Morgan Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

J.P. Morgan Investment Management Inc.

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

With copies to:

Elizabeth A. Davin, Esq. JPMorgan Chase & Co. 1111 Polaris Parkway Columbus, OH 43240	Jon S. Rand, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036

Registrant’s telephone number, including area code: 1-844-457-6383

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2020 through August 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Exchange-Traded Funds

August 31, 2020 (Unaudited)

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

JPMorgan Core Plus Bond ETF

JPMorgan Corporate Bond Research Enhanced ETF

JPMorgan High Yield Research Enhanced ETF

JPMorgan International Bond Opportunities ETF (formerly known as JPMorgan Global Bond Opportunities ETF )

JPMorgan Municipal ETF

JPMorgan U.S. Aggregate Bond ETF

JPMorgan Ultra-Short Income ETF

JPMorgan Ultra-Short Municipal Income ETF

JPMorgan USD Emerging Markets Sovereign Bond ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan).

Alternatively, you may elect to receive paper copies of all future reports free of charge by contacting your financial intermediary. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Funds.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in large creation/redemption units. Brokerage commissions will reduce returns.

PRESIDENT’S LETTER

October 6, 2020 (Unaudited)

Dear Shareholder,

While the U.S. economy has suffered from a severe contraction and historically high job losses, financial markets have managed to rebound from lows reached in March 2020, backed by unprecedented central bank support, strength in corporate earnings in select sectors and investor optimism about efforts to contain the spread of COVID-19.

“While the economic and financial market environments may remain challenging, J.P. Morgan Exchange-Traded Funds will continue to seek to provide innovative and quality solutions to help investors build durable portfolios.”

– Brian S. Shlissel

The six month reporting period that ended August 31, 2020, began amid a sharp sell-off in financial markets as the World Health Organization declared the novel coronavirus a pandemic and large sectors of national economies across the globe closed down. The U.S. Federal Reserve (the Fed) responded by cutting interest rates and headed off a potential liquidity crisis in financial markets by creating an array of lending and asset purchase programs in the second half of March 2020. In the following months, financial market volatility subsided and asset prices generally began to rebound.

Meanwhile, the U.S. Congress also responded with a $2.2 trillion fiscal stimulus package that included direct payments to individuals, increased unemployment compensation and aid to state and local governments and businesses. However, the stimulus program ended in July 2020 and negotiations for further stimulus remained deadlocked at the end of the reporting period. Over the course of the period, U.S. unemployment fell from a high of 14.7% in April to 8.4% in August. By the end of the second quarter of 2020, U.S. gross domestic product had decreased 31.4%.

However, financial markets largely provided positive returns for the reporting period despite investor uncertainty over the trajectory of the pandemic and the outcome of U.S. elections. For the six months ended August 31, 2020, the S&P 500 Index returned 19.6% and the Bloomberg Barclays U.S. Aggregate Index returned 2.9%.

While the economic and financial market environments may remain challenging, J.P. Morgan Exchange-Traded Funds will continue to seek to provide innovative and quality solutions to help investors build durable portfolios.

Sincerely,

Brian S. Shlissel

Interim President, J.P. Morgan Exchange-Traded Funds

J.P Morgan Asset Management

1-844-4JPM-ETF or jpmorgan.com/etfs for more information

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	1

J.P. Morgan Exchange-Traded Funds

MARKET OVERVIEW

SIX MONTHS ENDED AUGUST 31, 2020 (Unaudited)

The reporting period began amid a steep sell-off in global financial markets as COVID-19 was declared a pandemic and economic activity was sharply curtailed. However, from April 2020 through the end of August 2020, financial markets largely rebounded amid unprecedented support from leading central banks and the efforts of national governments to both provide fiscal stimulus and limit the spread of COVID-19.

Investor uncertainty about the impact of the global response to the pandemic led to a sharp decline in global asset prices in February and March 2020 and increased demand for U.S. Treasury bonds and sovereign debt from other developed market nations. A potential liquidity crisis in U.S. credit markets was headed off by the U.S. Federal Reserve, which slashed interest rates and unleashed an array of programs in mid-March designed to ensure the flow of credit in the private and public sectors. Globally, leading central banks also responded with lower interest rates and/or asset purchasing programs.

In the subsequent months, bond markets recovered somewhat and issuance of new bonds increased. Investment grade corporate debt and high yield debt (also known as “junk bonds”) rallied as investors sought higher yields amid falling interest rates and historically low yields on U.S. Treasury bonds. While emerging markets debt also rebounded somewhat during the reporting period, select emerging market nations were hurt by a record drop in global oil prices while others faced rising pandemic infection rates. Overall, higher quality bonds outperformed lower quality bonds within each sector of the market during the reporting period and bonds of shorter duration underperformed longer duration bonds. Generally, bonds of longer duration experience a larger increase in price when interest rates fall. For the six months ended August 31, 2020, the Bloomberg Barclays U.S. Aggregate Index returned 2.98% and the Bloomberg Barclays Multiverse Index returned 3.98%.

2	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	2.27%
Market Price**	2.82%
Bloomberg Barclays Short-Term U.S. Aggregate Bond Index	2.32%

Net Assets as of 8/31/2020	$41,951,397
Duration as of 8/31/2020	2.7 Years

INVESTMENT OBJECTIVE***

The JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Barclays Short-Term U.S. Aggregate Bond Index (the “Underlying Index”).

INVESTMENT APPROACH

The Underlying Index, which includes bonds with remaining effective maturities between one and five years, is a subset of the Bloomberg Barclays U.S. Aggregate Index which consists of U.S. dollar denominated investment-grade taxable bonds. Using a “passive” investment approach, the Fund attempts to replicate the Underlying Index as closely as possible and invests at least 80% of its assets in securities included in the Underlying Index.

HOW DID THE FUND PERFORM?

For the six months ended August 31, 2020, the Fund performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s exposure to U.S. Treasury bonds was a leading contributor to performance during the reporting period.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the U.S. Treasury and corporate bond sectors and the smallest allocations were to the securitized debt and government related bond sectors.

PORTFOLIO COMPOSITION****
U.S. Treasury Obligations	54.8%
Corporate Bonds	25.7
Mortgage-Backed Securities	7.4
Supranational	3.3
U.S. Government Agency Securities	3.3
Commercial Mortgage-Backed Securities	2.4
Foreign Government Securities	1.4
Others (each less than 1.0%)	1.0
Short-Term Investments	0.7

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $26.22 as of August 31, 2020.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of August 31, 2020, the closing price was $26.34.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of August 31, 2020. The Fund’s composition is subject to change.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	3

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2020 (Unaudited)
	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
Net Asset Value	March 12, 2019	2.27%	4.61%	5.60%
Market Price		2.82%	5.01%	5.92%

*	Not annualized.

LIFE OF FUND PERFORMANCE (3/12/19 TO 8/31/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on March 12, 2019.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF and the Bloomberg Barclays Short-Term U.S. Aggregate Bond Index from March 12, 2019 to August 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays Short-Term U.S. Aggregate Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg Barclays Short-Term U.S. Aggregate Bond Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

JPMorgan Core Plus Bond ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	3.62%
Market Price**	3.05%
Bloomberg Barclays U.S. Aggregate Index	2.98%

Net Assets as of 8/31/2020	$105,830,165
Duration as of 8/31/2020	5.9 Years

INVESTMENT OBJECTIVE***

The JPMorgan Core Plus Bond ETF (the “Fund”) seeks to provide a high level of current income by investing primarily in a diversified portfolio of high, medium and low-grade debt securities.

INVESTMENT APPROACH

The Fund invests primarily in investment grade bonds, with the flexibility to invest up to 35% in high yield debt (also known as “junk bonds”). Up to 35% of the Fund’s assets may be invested in foreign securities. The portfolio managers allocate the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. In buying and selling investments for the Fund, the adviser looks for market sectors and securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, currency risk, legal provisions and the structure of the transactions.

HOW DID THE FUND PERFORM?

For the six months ended August 31, 2020, the Fund outperformed the Bloomberg Barclays U.S. Aggregate Index (the “Index”).

Relative to the Benchmark, the Fund’s overweight allocations to non-agency mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities were leading detractors from performance as those securities did not fully rebound from the sell-off in March 2020.

The Fund’s underweight allocation to investment grade debt was a leading contributor to relative performance as the sector did not fully rebound from the sell-off in March 2020.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on security selection and relative value, which seeks to take advantage of pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers employed macro-economic analysis to determine asset allocations and positioning on the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s portfolio managers used bottom-up research and top-down macro perspective to construct a diversified portfolio of fixed income securities. As a result of this process, the Fund’s largest sector allocations at the end of the reporting period were to corporate bonds and mortgage-backed securities and its smallest allocations were to emerging markets debt and commercial mortgage-backed securities.

PORTFOLIO COMPOSITION****
Corporate Bonds	25.0%
Mortgage-Backed Securities	21.2
U.S. Treasury Obligations	13.1
Asset-Backed Securities	11.8
Collateralized Mortgage Obligations	2.5
Commercial Mortgage-Backed Securities	2.2
Others (each less than 1.0%)	0.0	(a)
Short-Term Investments	24.2

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $55.70 as of August 31, 2020.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of August 31, 2020, the closing price was $55.68.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of August 31, 2020. The Fund’s composition is subject to change.
(a)	Amount rounds to less than 0.1%

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	5

JPMorgan Core Plus Bond ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2020 (Unaudited)
	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan Core Plus Bond ETF
Net Asset Value	January 28, 2019	3.62%	7.00%	10.01%
Market Price		3.05%	6.72%	9.98%

*	Not annualized.

LIFE OF FUND PERFORMANCE (1/28/19 TO 8/31/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on January 28, 2019.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Core Plus Bond ETF and the Bloomberg Barclays U.S. Aggregate Index from January 28, 2019 to August 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays U.S. Aggregate Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

JPMorgan Corporate Bond Research Enhanced ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	3.02%
Market Price**	2.81%
Bloomberg Barclays U.S. Corporate Bond Index	3.11%

Net Assets as of 8/31/2020	$42,921,995
Duration as of 8/31/2020	8.6 Years

INVESTMENT OBJECTIVE***

The JPMorgan Corporate Bond Research Enhanced ETF (the “Fund”) seeks to provide total return from a portfolio of investment grade corporate bonds.

INVESTMENT APPROACH

The Fund invests primarily in investment grade bonds and uses fundamental credit research for enhanced security selection and sector allocation. The Fund seeks to outperform the Bloomberg Barclays U.S. Corporate Bond Index (the “Index”) while maintaining similar risk characteristics.

HOW DID THE FUND PERFORM?

For the six months ended August 31, 2020, the Fund underperformed the Index.

Relative to the Index, the Fund’s security selection within the information technology sector was a leading detractor from performance. Specifically, the Fund’s allocation to Dell Technologies Inc., a provider of hardware, software and services, detracted from performance as the company reduced its debts and reported lower-than-expected earnings during the reporting period. In the energy sector, the Fund’s overweight allocation to Occidental Petroleum Corp. also detracted from relative performance as the company’s bonds were downgraded to below investment grade in March 2020.

The Fund’s security selection within the financials sector, specifically within banking sub-sector, was a leading contributor to performance. The Fund’s overweight position in T-Mobile US Inc. was the largest individual contributor to performance due to the company’s better-than-expected second quarter earnings.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers sought to invest in companies that they believed were attractive from a fundamental and relative value analysis, while seeking to underweight companies that were unattractive based on their analysis. From a sector perspective, the Fund remained largely in line with the sector weightings in the Index, with its largest underweight allocations to the insurance and basic industry sectors and its largest overweight allocations to the consumer non-cyclicals and communications sectors.

PORTFOLIO COMPOSITION****
Corporate Bonds	99.1%
Others (each less than 1.0%)	0.6
Short-Term Investments	0.3

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $57.23 as of August 31, 2020.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of August 31, 2020, the closing price was $57.36.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of August 31, 2020. The Fund’s composition is subject to change.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	7

JPMorgan Corporate Bond Research Enhanced ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2020 (Unaudited)
	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan Corporate Bond Research Enhanced ETF
Net Asset Value	December 12, 2018	3.02%	7.15%	12.86%
Market Price		2.81%	7.19%	13.00%

*	Not annualized.

LIFE OF FUND PERFORMANCE (12/12/18 TO 8/31/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on December 12, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Corporate Bond Research Enhanced ETF and the Bloomberg Barclays U.S. Corporate Bond Index from December 12, 2018 to August 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays U.S. Corporate Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg Barclays U.S. Corporate Bond Index broadly measures the investment grade, fixed-rate, taxable, corporate bond market. It includes USD denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. Securities in the index roll up to the U.S. Credit and U.S. Aggregate Indices.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

JPMorgan High Yield Research Enhanced ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	3.03%
Market Price**	2.43%
Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Capped Index	3.04%

Net Assets as of 8/31/2020	$212,771,481
Duration as of 8/31/2020	3.4 Years

INVESTMENT OBJECTIVE***

The JPMorgan High Yield Research Enhanced ETF (the “Fund”) seeks to provide a high level of income. Capital appreciation is a secondary objective.

INVESTMENT APPROACH

The Fund invests in a diversified portfolio of high-yield securities (also called “junk bonds”). Issuers may be domestic or foreign, but the Fund only invests in U.S. dollar-denominated investments.

HOW DID THE FUND PERFORM?

For the six months ended August 31, 2020, the Fund posted a positive absolute performance and underperformed the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Capped Index (the “Benchmark”).

During the reporting period, bonds rated single-B and CCC and lower significantly underperformed bonds rated BB and single-B as prices for lower rated bonds generally fell.

Relative to the Benchmark, the Fund’s security selection in the energy and financials sectors detracted from performance. The Fund’s overweight allocation to bonds rated BB and its underweight allocation to bonds rated CCC were leading contributors to relative performance. The Fund’s security selection in the communications and basic industry sectors also contributed to relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund was neutral to its Benchmark in terms of industry groups and duration structure. The portfolio managers selected securities based on the views of their credit analysts and the Fund was underweight in securities rated CCC or lower and overweight in securities rated BB and B.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	9

JPMorgan High Yield Research Enhanced ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2020 (Unaudited) (continued)

PORTFOLIO COMPOSITION BY INDUSTRY****
Oil, Gas & Consumable Fuels	12.0%
Hotels, Restaurants & Leisure	8.2
Health Care Providers & Services	6.5
Media	6.0
Diversified Telecommunication Services	6.0
Chemicals	3.3
Equity Real Estate Investment Trusts (REITs)	2.8
Consumer Finance	2.8
Metals & Mining	2.7
Entertainment	2.5
Pharmaceuticals	2.5
Food Products	2.5
Trading Companies & Distributors	2.4
Wireless Telecommunication Services	2.4
Commercial Services & Supplies	2.2
Auto Components	2.2
Specialty Retail	2.2
Thrifts & Mortgage Finance	2.1
Containers & Packaging	1.9
Electric Utilities	1.7
Building Products	1.6
Aerospace & Defense	1.4
Food & Staples Retailing	1.4
Household Durables	1.4
Technology Hardware, Storage & Peripherals	1.2
Software	1.1
Communications Equipment	1.1
Others (each less than 1.0%)	11.8
Short-Term Investments	4.1

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.67 as of August 31, 2020.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of August 31, 2020, the closing price was $50.71.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of August 31, 2020. The Fund’s composition is subject to change.

10	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2020 (Unaudited)
	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan High Yield Research Enhanced ETF
Net Asset Value	September 14, 2016	3.03%	3.66%	5.33%
Market Price		2.43%	3.57%	5.33%

*	Not annualized.

LIFE OF FUND PERFORMANCE (9/14/16 TO 8/31/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on September 14, 2016.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan High Yield Research Enhanced ETF, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Capped Index from September 14, 2016 to August 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Capped Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%. Investors cannot invest directly in an index.

Fund performance reflects the partial waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	11

JPMorgan International Bond Opportunities ETF

(formerly known as JPMorgan Global Bond Opportunities ETF )1

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	2.49%
Market Price**	3.35%
Bloomberg Barclays Multiverse Index	3.98%

Net Assets as of 8/31/2020	$167,176,599
Duration as of 8/31/2020	4.5 Years

INVESTMENT OBJECTIVE***

The JPMorgan Global Bond Opportunities ETF (the “Fund”) seeks to provide total return.

INVESTMENT APPROACH

The Fund invests across sectors in developed and emerging markets without benchmark constraints. The Fund is flexible and opportunistic and the Fund’s adviser has broad discretion to shift the Fund’s exposures to strategies, sectors, countries or currencies based on changing market conditions and its view of the best mix of investment opportunities.

HOW DID THE FUND PERFORM?

For the six months ended August 31, 2020, the Fund posted a positive return of 2. 49%. The Fund is managed with an unconstrained orientation and is not managed relative to a benchmark index. While the Fund is not managed to a benchmark, its return is compared to the Bloomberg Barclays Multiverse Index, which returned 3.98% for the reporting period.

In terms of absolute performance, the Fund’s allocation to investment grade corporate credit was the leading contributor to absolute performance. The Fund’s allocation to corporate high yield debt (also known as “junk bonds”) also contributed to absolute performance. The Fund’s investments in securitized debt provided flat returns overall for the Fund.

Relative to the Bloomberg Barclays Multiverse Index, the Fund’s shorter overall duration detracted from performance as interest rates fell during the period. Generally, bonds with shorter duration will experience smaller price appreciation when interest rates fall, compared with bonds of longer duration.

HOW WAS THE FUND POSITIONED?

The Fund’s managers reduced its exposure to emerging markets debt and high yield debt by roughly 50% at the start of March 2020, in response to the market impact of the COVID-19 pandemic. The managers also adjusted the Fund’s currency positioning and increased overall duration to 5.8 years at the end of March 2020. As financial market stability returned, the Fund subsequently invested in new issues of U.S. investment grade debt and continued to increase its allocation to investment grade debt throughout the second quarter of 2020. By the end of the reporting period, the managers had increased the Fund’s allocation to emerging markets debt and corporate high yield debt, while reducing the Fund’s overall duration. The managers also trimmed the Fund’s exposures to securitized debt and debt from peripheral Europe. The managers also significantly reduced overall duration, primarily by moving to a net short position in U.S. Treasury securities.

The managers increased the length of the Fund’s overall duration through an increase in high quality government bonds, as well as longer duration investment grade debt during March. The managers subsequently reduced duration to 4.54 years at August 31, 2020 from 5.19 years at February 29, 2020.

1	On September 14, 2020, the Fund’s name was changed to JPMorgan International Bond Opportunities ETF. The Fund’s main investment strategies also changed and its securities benchmark was changed to the Bloomberg Barclays Multiverse Index ex USA (USD Hedged).

12	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

PORTFOLIO COMPOSITION BY COUNTRY****
United States	50.6%
Italy	3.8
United Kingdom	3.6
France	3.1
China	2.7
Indonesia	2.2
Spain	1.9
New Zealand	1.7
Switzerland	1.6
Mexico	1.6
Greece	1.5
Russia	1.4
Australia	1.4
Portugal	1.2
Netherlands	1.0
Germany	1.0
Luxembourg	1.0
Others (each less than 1.0%)	16.8
Short-Term Investments	1.9

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.66 as of August 31, 2020.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of August 31, 2020, the closing price was $50.94.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of August 31, 2020. The Fund’s composition is subject to change.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	13

JPMorgan International Bond Opportunities ETF

(formerly known as JPMorgan Global Bond Opportunities ETF )

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2020 (Unaudited)
	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan International Bond Opportunities ETF
Net Asset Value	April 5, 2017	2.49%	3.63%	4.60%
Market Price		3.35%	3.90%	4.77%

*	Not annualized.

LIFE OF FUND PERFORMANCE (4/5/17 TO 8/31/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on April 5, 2017.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan International Bond Opportunities ETF and the Bloomberg Barclays Multiverse Index from April 5, 2017 to August 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays Multiverse Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The Bloomberg Barclays Multiverse Index is an unmanaged index, which measure the global fixed-income bond market that combines the Bloomberg Barclays Global Aggregate Index and the Bloomberg Barclays Global High Yield Index. The Bloomberg Barclays Global Aggregate Index measures global investment grade debt from twenty-four different local currency markets. The Bloomberg Barclays Global High-Yield Index measures the global high-yield fixed income markets. Investors cannot invest directly in an index.

Fund performance reflects the partial waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

JPMorgan Municipal ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	(0.23)%
Market Price**	0.06%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	0.76%

Net Assets as of 8/31/2020	$59,962,002
Duration as of 8/31/2020	5.9 Years

INVESTMENT OBJECTIVE***

The JPMorgan Municipal ETF (the “Fund”) seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal income tax purposes.

INVESTMENT APPROACH

The Fund invests primarily in a diversified portfolio of intermediate-term municipal bonds, the income from which is exempt from federal income tax. The Fund seeks to maintain an average weighted maturity between three and ten years.

HOW DID THE FUND PERFORM?

For the six months ended August 31, 2020, the Fund underperformed to the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Index”). Interest rates in the tax free bond sector fell during the reporting period and higher rated bonds generally outperformed lower rated bonds.

Relative to the Index, the Fund’s overweight allocations to bonds rated BBB and BB were leading detractors from performance. The Fund’s underweight allocations to water & sewer bonds and general obligation bonds and its security selection in education bonds also detracted from relative performance.

The Fund’s underweight allocation and security selection in New York State bonds were leading contributors to relative performance. The Fund’s underweight allocation to housing and transportation bonds, and its overweight allocation to durations of 10 years and longer also contributed to relative performance. Generally, bonds with longer duration will experience a larger increase in price when interest rates fall compared with shorter duration bonds.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund’s largest allocations were to revenue bonds and general obligation bonds. In terms of quality, the Fund was overweight in bonds rated single-A and BBB. The Fund’s overall duration was 5.9 years compared with 4.4 years for the Index.

PORTFOLIO COMPOSITION****
Municipal Bonds	96.9%
Short-Term Investments	3.1

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $54.51 as of August 31, 2020.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of August 31, 2020, the closing price was $54.59.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of August 31, 2020. The Fund’s composition is subject to change.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	15

JPMorgan Municipal ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2020 (Unaudited)
	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan Municipal ETF
Net Asset Value	October 29, 2018	(0.23)%	3.05%	7.91%
Market Price		0.06%	3.16%	7.99%

*	Not annualized.

LIFE OF FUND PERFORMANCE (10/29/18 TO 8/31/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on October 29, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Municipal ETF and the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index from October 29, 2018 to August 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

JPMorgan U.S. Aggregate Bond ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	2.88%
Market Price**	2.73%
Bloomberg Barclays U.S. Aggregate Index	2.98%

Net Assets as of 8/31/2020	$685,606,171
Duration as of 8/31/2020	5.9 Years

INVESTMENT OBJECTIVE***

The JPMorgan U.S. Aggregate Bond ETF (the “Fund”) seeks to provide long-term total return.

INVESTMENT APPROACH

The Fund invests in a diversified portfolio of high-quality fixed income securities, including corporate bonds, U.S. Treasury obligations and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities. With respect to corporate sub-sectors, the Fund applies a multi-factor credit screening process that seeks exposure to corporate debt issuers with attractive value, quality and momentum characteristics.

HOW DID THE FUND PERFORM?

For the six months ended August 31, 2020, the Fund underperformed the Bloomberg Barclays U.S. Aggregate Index (the “Index”). During the reporting period, interest rates generally declined and higher quality bonds outperformed lower quality bonds.

Relative to the Index, the Fund’s security selection within corporate bonds detracted from performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund applied a multi-factor credit screening process to the corporate sub-sectors of the Index that sought exposure to corporate debt issuers that the Fund’s portfolio managers believed had attractive value, quality and momentum characteristics. The Fund’s and the Index’s largest allocations at the end of the reporting period were to government bonds and corporate bonds and their smallest allocations were to agency debt and municipal bonds.

PORTFOLIO COMPOSITION****
U.S. Treasury Obligations	36.7%
Corporate Bonds	27.9
Mortgage-Backed Securities	26.7
Commercial Mortgage-Backed Securities	2.1
Foreign Government Securities	1.8
U.S. Government Agency Securities	1.6
Supranational	1.5
Others (each less than 1.0%)	0.9
Short-Term Investments	0.8

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $27.99 as of August 31, 2020.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of August 31, 2020, the closing price was $27.98.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of August 31, 2020. The Fund’s composition is subject to change.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	17

JPMorgan U.S. Aggregate Bond ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2020 (Unaudited)
	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan U.S. Aggregate Bond ETF
Net Asset Value	December 12, 2018	2.88%	6.30%	9.49%
Market Price		2.73%	5.98%	9.46%

*	Not annualized.

LIFE OF FUND PERFORMANCE (12/12/18 TO 8/31/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on December 12, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan U.S. Aggregate Bond ETF and the Bloomberg Barclays U.S, Aggregate Index from December 12, 2018 to August 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays U.S. Aggregate Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

JPMorgan Ultra-Short Income ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	1.31%
Market Price**	1.35%
ICE BofAML 3-Month US Treasury Bill Index	0.34%

Net Assets as of 8/31/2020	$13,902,104,552
Duration as of 8/31/2020	0.94 Years

INVESTMENT OBJECTIVE***

The JPMorgan Ultra-Short Income ETF (the “Fund”) seeks to provide current income while seeking to maintain a low volatility of principal.

INVESTMENT APPROACH

The Fund primarily invests mainly in investment grade, U.S. dollar-denominated short-term fixed, variable and floating-rate debt. The Fund seeks to maintain a duration of one year or less, although under certain market conditions, the Fund’s duration may be longer than one year. Duration measures the price sensitivity of a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger decrease or increase in price as interest rates rise or fall, respectively, versus bonds with shorter duration. The Fund’s adviser has broad discretion to shift the Fund’s exposure to strategies and sectors based on changing market conditions and its view of the best mix of investment opportunities.

HOW DID THE FUND PERFORM?

For the six months ended August 31, 2020, the Fund outperformed the ICE BofAML 3-Month US Treasury Bill Index (the “Index”). Interest rates fell during the reporting period and higher rated bonds generally outperformed lower rated bonds.

The Fund’s allocations to investment grade corporate bonds and money market securities were leading contributors to both absolute performance and performance relative to the Index. The Fund’s allocation to collateralized loan obligations, asset-backed securities and mortgage-backed securities also contributed to absolute and relative performance.

There were no significant detractors from absolute or relative performance during the reporting period.

HOW WAS THE FUND POSITIONED?

Early in the reporting period, the Fund’s portfolio managers increased the Fund’s duration in anticipation of a decision by the U.S. Federal Reserve (the “Fed”) to cut interest rates in response to the COVID-19 pandemic’s impact on the economy. Generally, bonds with longer duration will experience a larger increase in price when interest rates fall compared with shorter duration bonds. The portfolio managers also reduced the Fund’s exposure to longer-dated credit securities and increased the Fund’s allocation to money market securities and U.S. Treasury securities in response to decreased liquidity and increased volatility in credit markets. In the latter part of March, the Fed launched several programs to bolster liquidity and shore up credit markets. In response, the portfolio managers reallocated some assets into corporate bonds.

At the end of the reporting period, the portfolio managers’ outlook for bond markets remained positive given the unprecedented levels of Fed support for financial markets. The portfolio managers were focused on adding high quality securities to the Fund and limiting exposure to issuers at the lower end of the investment grade spectrum in an effort to insulate the portfolio from further potential volatility in markets. In descending order, the Fund’s largest allocations were in corporate bonds, money market securities, collateralized loan obligations, mortgage-backed securities, asset-backed securities and non-corporate credit.

PORTFOLIO COMPOSITION BY SECTOR****
Financials	52.5%
Asset-Backed Security	4.7
Utilities	3.6
Health Care	3.2
Energy	2.6
Consumer Staples	2.5
Consumer Discretionary	2.5
Industrials	2.2
Communication Services	2.1
Information Technology	2.0
Commercial Mortgage-Backed Securities	1.0
Others (each less than 1.0%)	1.8
Short-Term Investments	19.3

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.81 as of August 31, 2020.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of August 31, 2020, the closing price was $50.87.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of August 31, 2020. The Fund’s composition is subject to change.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	19

JPMorgan Ultra-Short Income ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2020 (Unaudited)
	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan Ultra-Short Income ETF
Net Asset Value	May 17, 2017	1.31%	2.70%	2.57%
Market Price		1.35%	2.76%	2.60%

*	Not annualized.

LIFE OF FUND PERFORMANCE (5/17/17 TO 8/31/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on May 17, 2017.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Ultra-Short Income ETF and the ICE BofAML 3-Month US Treasury Bill Index from May 17, 2017 to August 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. The index is rebalanced monthly and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. Investors cannot invest directly in an index.

Fund performance reflects the partial waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

JPMorgan Ultra-Short Municipal Income ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	1.39%
Market Price**	1.33%
Bloomberg Barclays 1-Year Municipal Bond Index	0.98%

Net Assets as of 8/31/2020	$583,777,535
Duration as of 8/31/2020	0.7 Years

INVESTMENT OBJECTIVE***

The JPMorgan Ultra-Short Municipal Income ETF (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

INVESTMENT APPROACH

The Fund invests primarily in investment grade fixed, variable and floating rate municipal securities, the income from which is exempt from federal income tax. The Fund seeks to maintain an average weighted maturity of two years or less.

HOW DID THE FUND PERFORM?

For the six months ended August 31, 2020, the Fund outperformed the Bloomberg Barclays 1-Year Municipal Bond Index (the “Index”). Interest rates fell during the reporting period and higher quality bonds generally outperformed lower quality bonds.

Relative to the Index, the Fund’s overweight allocation to local general obligation bonds and its underweight allocation to state general obligation bonds were leading contributors to performance. The Fund’s security selection in the leasing and hospital bonds sectors, its underweight allocation and security selection in bonds rated single-A and BBB also helped relative performance.

The Fund’s shorter overall duration was a leading detractor from relative performance. Generally, bonds with shorter duration experience a smaller increase in price compared with longer duration bonds when interest rates fall. The Fund’s allocation to variable rate demand notes (“VDRNs”), which are not held in the Index, also detracted from performance as VDRNs do not generally benefit from falling interest rates. The Fund’s allocation to non-rated securities, which were not held in the Index, also detracted from relative performance.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund’s largest allocation was to revenue bonds. In terms of quality, the Fund was overweight in non-rated bonds and bonds rated AAA. The Fund’s overall duration was 0.7 years compared with 1.4 years for the Index.

PORTFOLIO COMPOSITION****
Municipal Bonds	83.5%
Short-Term Investments	16.5

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.99 as of August 31, 2020.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of August 31, 2020, the closing price was $51.00.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of August 31, 2020. The Fund’s composition is subject to change.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	21

JPMorgan Ultra-Short Municipal Income ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2020 (Unaudited)
	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan Ultra-Short Municipal Income ETF
Net Asset Value	October 16, 2018	1.39%	2.20%	2.48%
Market Price		1.33%	2.16%	2.49%

*	Not annualized.

LIFE OF FUND PERFORMANCE (10/16/18 TO 8/31/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on October 16, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Ultra-Short Municipal Income ETF and the Bloomberg Barclays 1-Year Municipal Bond Index from October 16, 2018 to August 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays 1-Year Municipal Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg

Barclays 1 Year Municipal Bond Index is an unmanaged index that includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable. An individual cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption on gains resulting from or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

JPMorgan USD Emerging Markets Sovereign Bond ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	(1.29)%
Market Price**	(1.19)%
JPMorgan Emerging Markets Risk-Aware Bond Index	(0.81)%

Net Assets as of 8/31/2020	$83,806,913
Duration as of 8/31/2020	7.6 Years

INVESTMENT OBJECTIVE***

The JPMorgan USD Emerging Markets Sovereign Bond ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Emerging Markets Risk-Aware Bond Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which is comprised of liquid, U.S. dollar-denominated sovereign and quasi-sovereign fixed and floating rate debt securities from emerging markets. The Underlying Index utilizes a rules-based, proprietary methodology that filters for liquidity and country risk and allocates risk across credit ratings. The Underlying Index methodology includes monthly rebalancing within countries and semi-annual rebalancing across countries. The Fund also employs optimization techniques that seek to minimize tracking error to the Underlying Index.

HOW DID THE FUND PERFORM?

For the six months ended August 31, 2020, the Fund performed in line with the Underlying Index. The majority of the Fund’s deviation against the Underlying Index was due to operating expenses, fees and tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s risk filter screened out exposure to Lebanon amid political instability, which was a positive contributor to absolute performance. The Fund’s and the Underlying Index’s allocation to high yield debt (also known as “junk bonds”) detracted from absolute performance as high yield debt generally underperformed during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund invested at least 80% of its assets in securities included in the Underlying Index. During the reporting period, the Fund’s and Underlying Index’s largest allocations were to Turkey and Brazil and their smallest allocations were to Slovak Republic and Lithuania.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	23

JPMorgan USD Emerging Markets Sovereign Bond ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2020 (Unaudited) (continued)

PORTFOLIO COMPOSITION BY COUNTRY****
Brazil	7.8%
Turkey	7.3
Dominican Republic	6.7
Oman	6.3
Egypt	6.2
Bahrain	5.7
Ukraine	5.6
South Africa	5.4
Mexico	3.0
Indonesia	2.8
Saudi Arabia	2.5
Azerbaijan	2.5
Qatar	2.3
Kenya	2.3
Russia	2.3
Philippines	2.1
China	2.0
United Arab Emirates	1.9
Colombia	1.9
Panama	1.8
Kazakhstan	1.7
Pakistan	1.6
Chile	1.6
Uruguay	1.5
Iraq	1.5
Peru	1.5
Ivory Coast	1.4
Jordan	1.4
Others (each less than 1.0%)	6.7
Short-Term Investments	2.7

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $49.30 as of August 31, 2020.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the NYSE Arca, Inc. As of August 31, 2020, the closing price was $49.55.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of August 31, 2020. The Fund’s composition is subject to change.

24	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2020 (Unaudited)
	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan USD Emerging Markets Sovereign Bond ETF
Net Asset Value	January 29, 2018	(1.29)%	1.08%	4.13%
Market Price		(1.19)%	1.05%	4.31%

*	Not annualized.

LIFE OF FUND PERFORMANCE (1/29/18 TO 8/31/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on January 29, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan USD Emerging Markets Sovereign Bond ETF and the JPMorgan Emerging Markets Risk-Aware Bond Index from January 29, 2018 to August 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JPMorgan Emerging Markets Risk-Aware Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The JPMorgan Emerging Markets Risk-Aware Bond Index (the “index”) is comprised of liquid, U.S. dollar-denominated sovereign and quasi-sovereign fixed and floating rate debt securities from emerging markets selected using a rules-based methodology and is owned by J.P. Morgan Investment Inc., the Fund’s adviser (the “Adviser”). The Index is maintained and calculated by J.P. Morgan Securities LLC (“JPMS” or the “Index Provider”), which selects securities in accordance with the methodology from among the components of the J.P. Morgan Emerging Market Bond Index Global Diversified, which was developed and is maintained by the Index Provider. The Index Provider and the Adviser are both wholly-owned subsidiaries of JPMorgan Chase & Co., a publicly-held financial services holding company. The Index starts with the J.P. Morgan Emerging Market Bond Index Global Diversified and applies a proprietary methodology that filters for liquidity and for country risk and allocates risk based on credit rating. Historically, the J.P. Morgan Emerging Markets Bond Index Global Diversified has included bonds issued by the countries of Angola, Argentina, Armenia, Azerbaijan, Belize, Bolivia, Brazil, Cameroon, Chile, China, Colombia, Costa Rica, Cote D’Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, El Salvador, Ethiopia, Gabon, Georgia, Ghana, Guatemala, Honduras, Hungary, India, Indonesia, Iraq, Jamaica, Jordan, Kazakhstan, Kenya, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Mongolia, Morocco, Mozambique, Namibia, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russian Federation, Senegal, Serbia, Slovakia, South Africa, Sri Lanka, Suriname, Trinidad and Tobago, Tunisia, Turkey, Ukraine, Uruguay, Venezuela, Vietnam, Zambia; however, this universe of countries may change in accordance with the Index Provider’s determination of eligible emerging market countries and there is no assurance that a particular country will be represented in the Underlying Index at any given time. Investors cannot invest directly in an index.

Fund performance reflects the partial waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	25

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. Treasury Obligations — 54.8%

U.S. Treasury Notes

1.13%, 9/30/2021	614,000	620,500

2.00%, 12/31/2021	4,378,000	4,486,082

1.75%, 6/30/2022	200,000	205,867

1.50%, 8/15/2022	105,000	107,793

1.63%, 8/15/2022	482,000	495,952

1.50%, 9/15/2022	360,000	370,012

1.88%, 9/30/2022	130,000	134,672

1.38%, 10/15/2022	900,000	923,555

2.00%, 11/30/2022	655,000	682,326

1.63%, 12/15/2022	23,000	23,783

1.75%, 1/31/2023	600,000	623,297

2.00%, 2/15/2023	400,000	418,187

1.50%, 2/28/2023	705,000	728,849

1.50%, 3/31/2023	24,000	24,840

0.25%, 6/15/2023	1,750,000	1,755,059

0.13%, 7/15/2023	131,000	130,918

1.25%, 7/31/2023	467,000	481,922

2.75%, 7/31/2023	687,000	738,901

0.13%, 8/15/2023	864,000	863,392

2.75%, 11/15/2023	600,000	649,547

2.63%, 12/31/2023	15,000	16,222

2.75%, 2/15/2024	16,000	17,420

2.38%, 2/29/2024	2,627,000	2,827,924

2.13%, 3/31/2024	70,000	74,845

2.00%, 4/30/2024	480,000	511,762

2.25%, 4/30/2024	15,000	16,129

2.00%, 5/31/2024	335,000	357,560

1.75%, 6/30/2024	282,000	298,656

1.75%, 7/31/2024	695,000	736,809

1.50%, 9/30/2024	1,070,000	1,125,841

1.50%, 11/30/2024	15,000	15,809

1.75%, 12/31/2024	545,000	580,723

1.38%, 1/31/2025	451,000	473,550

0.38%, 4/30/2025	839,000	843,850

0.25%, 5/31/2025	349,000	348,973

0.25%, 6/30/2025	281,000	280,890

Total U.S. Treasury Obligations (Cost $22,207,996)		22,992,417

Corporate Bonds — 25.7%

Aerospace & Defense — 0.4%

Boeing Co. (The) 2.35%, 10/30/2021	17,000	17,150

2.13%, 3/1/2022	8,000	8,045

2.70%, 5/1/2022	6,000	6,117

4.88%, 5/1/2025	18,000	19,592

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Aerospace & Defense — continued

General Dynamics Corp. 2.25%, 11/15/2022	16,000	16,596

3.25%, 4/1/2025	15,000	16,682

Howmet Aerospace, Inc. 6.88%, 5/1/2025	20,000	22,721

Leidos, Inc. 3.63%, 5/15/2025 (a)	15,000	16,735

Lockheed Martin Corp. 3.10%, 1/15/2023	5,000	5,298

Northrop Grumman Corp. 2.55%, 10/15/2022	15,000	15,672

Precision Castparts Corp. 3.25%, 6/15/2025	18,000	20,102

Raytheon Technologies Corp. 2.80%, 3/15/2022 (a)	19,000	19,644

		184,354

Air Freight & Logistics — 0.1%

FedEx Corp. 4.00%, 1/15/2024	10,000	11,091

3.80%, 5/15/2025	10,000	11,311

United Parcel Service, Inc. 2.35%, 5/16/2022	8,000	8,260

2.20%, 9/1/2024	15,000	15,898

		46,560

Airlines — 0.1%

Southwest Airlines Co. 5.25%, 5/4/2025	19,000	20,692

Auto Components — 0.1%

Aptiv Corp. 4.15%, 3/15/2024	17,000	18,743

Magna International, Inc. (Canada) 3.63%, 6/15/2024	10,000	11,056

		29,799

Automobiles — 0.2%

General Motors Co. 4.88%, 10/2/2023	15,000	16,377

Toyota Motor Corp. (Japan) 2.36%, 7/2/2024	76,000	81,051

		97,428

Banks — 7.0%

Bank of America Corp.

(ICE LIBOR USD 3 Month + 1.02%), 2.88%, 4/24/2023 (b)	15,000	15,558

(ICE LIBOR USD 3 Month + 0.93%), 2.82%, 7/21/2023 (b)	17,000	17,697

4.13%, 1/22/2024	15,000	16,761

(SOFR + 1.46%), 1.49%, 5/19/2024 (b)	7,000	7,166

(ICE LIBOR USD 3 Month + 0.97%), 3.46%, 3/15/2025 (b)	24,000	26,209

Series L, 3.95%, 4/21/2025	40,000	44,968

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

(ICE LIBOR USD 3 Month + 0.64%), 2.01%, 2/13/2026 (b)	40,000	41,706

(SOFR + 1.15%), 1.32%, 6/19/2026 (b)	114,000	115,459

Bank of Montreal (Canada) 2.35%, 9/11/2022	24,000	24,994

Series E, 3.30%, 2/5/2024	5,000	5,455

2.50%, 6/28/2024	18,000	19,260

(USD Swap Semi 5 Year + 1.28%), 4.34%, 10/5/2028 (b)	25,000	27,113

Bank of Nova Scotia (The) (Canada) 2.70%, 3/7/2022	15,000	15,553

2.00%, 11/15/2022	24,000	24,826

3.40%, 2/11/2024	17,000	18,589

2.20%, 2/3/2025	12,000	12,753

Barclays plc (United Kingdom) 3.65%, 3/16/2025	40,000	43,763

BNP Paribas SA (France) 3.25%, 3/3/2023	20,000	21,406

Canadian Imperial Bank of Commerce (Canada) 0.95%, 6/23/2023	18,000	18,200

2.25%, 1/28/2025	20,000	21,235

Citigroup, Inc. 2.90%, 12/8/2021	24,000	24,712

2.75%, 4/25/2022	16,000	16,571

4.05%, 7/30/2022	15,000	15,970

(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (b)	92,000	95,161

(ICE LIBOR USD 3 Month + 0.95%), 2.88%, 7/24/2023 (b)	20,000	20,833

3.88%, 10/25/2023	7,000	7,716

(ICE LIBOR USD 3 Month + 1.02%), 4.04%, 6/1/2024 (b)	12,000	13,055

Comerica, Inc. 3.70%, 7/31/2023	15,000	16,267

Cooperatieve Rabobank UA (Netherlands) 3.88%, 2/8/2022	59,000	61,991

Fifth Third Bancorp 3.50%, 3/15/2022	25,000	26,093

4.30%, 1/16/2024	12,000	13,275

First Horizon National Corp. 3.55%, 5/26/2023	24,000	25,192

First Niagara Financial Group, Inc. 7.25%, 12/15/2021	20,000	21,570

HSBC Holdings plc (United Kingdom) 4.88%, 1/14/2022	20,000	21,183

4.00%, 3/30/2022	45,000	47,417

(ICE LIBOR USD 3 Month + 1.14%), 2.63%, 11/7/2025 (b)	30,000	31,518

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

Huntington Bancshares, Inc. 2.63%, 8/6/2024	17,000	18,214

4.00%, 5/15/2025	8,000	9,120

Kreditanstalt fuer Wiederaufbau (Germany) 2.63%, 1/25/2022	18,000	18,606

2.50%, 2/15/2022	16,000	16,530

2.00%, 10/4/2022	194,000	201,201

1.38%, 8/5/2024	70,000	72,956

2.50%, 11/20/2024	13,000	14,185

0.38%, 7/18/2025	26,000	26,002

Landwirtschaftliche Rentenbank (Germany) 3.13%, 11/14/2023	54,000	58,899

Series 40, 0.50%, 5/27/2025	22,000	22,095

Lloyds Bank plc (United Kingdom) 3.30%, 5/7/2021	35,000	35,705

M&T Bank Corp. 3.55%, 7/26/2023	22,000	23,958

Mitsubishi UFJ Financial Group, Inc. (Japan) 3.00%, 2/22/2022	40,000	41,485

2.67%, 7/25/2022	40,000	41,592

3.41%, 3/7/2024	33,000	35,917

3.78%, 3/2/2025	27,000	30,316

MUFG Americas Holdings Corp. 3.50%, 6/18/2022	5,000	5,272

MUFG Union Bank NA 2.10%, 12/9/2022	20,000	20,687

Natwest Group plc (United Kingdom) 6.13%, 12/15/2022	15,000	16,445

6.10%, 6/10/2023	15,000	16,649

6.00%, 12/19/2023	50,000	56,309

Oesterreichische Kontrollbank AG (Austria) 3.13%, 11/7/2023	103,000	112,114

1.50%, 2/12/2025	17,000	17,803

People’s United Financial, Inc. 3.65%, 12/6/2022	27,000	28,653

PNC Financial Services Group, Inc. (The) 3.30%, 3/8/2022	20,000	20,842

2.85%, 11/9/2022 (c)	12,000	12,628

3.50%, 1/23/2024	31,000	33,970

2.20%, 11/1/2024	20,000	21,291

Regions Financial Corp. 3.80%, 8/14/2023	15,000	16,364

Royal Bank of Canada (Canada) 2.75%, 2/1/2022	8,000	8,278

1.95%, 1/17/2023	28,000	29,016

3.70%, 10/5/2023	15,000	16,467

2.55%, 7/16/2024	20,000	21,498

Santander Holdings USA, Inc.

4.45%, 12/3/2021	38,000	39,546

3.40%, 1/18/2023	26,000	27,250

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	27

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

Santander UK plc (United Kingdom) 4.00%, 3/13/2024	55,000	61,118

Sumitomo Mitsui Financial Group, Inc. (Japan) 2.44%, 10/19/2021	40,000	40,896

3.10%, 1/17/2023	18,000	19,088

3.94%, 10/16/2023	33,000	36,359

Toronto-Dominion Bank (The) (Canada) 3.25%, 3/11/2024	30,000	32,772

2.65%, 6/12/2024	20,000	21,513

Truist Bank

(ICE LIBOR USD 3 Month + 0.59%), 3.50%, 8/2/2022 (b)	20,000	20,550

3.20%, 4/1/2024	10,000	10,930

Truist Financial Corp. 3.20%, 9/3/2021	27,000	27,718

2.20%, 3/16/2023	7,000	7,305

3.75%, 12/6/2023	22,000	24,241

2.85%, 10/26/2024	12,000	13,109

3.70%, 6/5/2025	6,000	6,838

US Bancorp

Series V, 2.63%, 1/24/2022	28,000	28,846

3.00%, 3/15/2022	50,000	51,951

2.95%, 7/15/2022	20,000	20,934

3.60%, 9/11/2024	7,000	7,786

Wells Fargo & Co. 2.63%, 7/22/2022	15,000	15,598

Series M, 3.45%, 2/13/2023	40,000	42,523

4.13%, 8/15/2023	15,000	16,408

3.75%, 1/24/2024	17,000	18,576

(SOFR + 1.60%), 1.65%, 6/2/2024 (b)	15,000	15,342

3.30%, 9/9/2024	41,000	44,994

3.00%, 2/19/2025	25,000	27,153

(ICE LIBOR USD 3 Month + 0.75%), 2.16%, 2/11/2026 (b)	50,000	52,162

Westpac Banking Corp. (Australia) 2.00%, 8/19/2021	17,000	17,284

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.35%), 2.89%, 2/4/2030 (b)	57,000	59,015

		2,926,067

Beverages — 0.5%

Anheuser-Busch InBev Finance, Inc. (Belgium) 3.70%, 2/1/2024	15,000	16,515

Anheuser-Busch InBev Worldwide, Inc. (Belgium) 4.15%, 1/23/2025	20,000	22,727

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Beverages — continued

Beam Suntory, Inc. (Japan) 3.25%, 5/15/2022	10,000	10,344

Coca-Cola Co. (The) 3.30%, 9/1/2021	20,000	20,613

2.20%, 5/25/2022	15,000	15,501

Constellation Brands, Inc. 2.65%, 11/7/2022	15,000	15,634

Diageo Investment Corp. (United Kingdom) 2.88%, 5/11/2022	22,000	22,921

8.00%, 9/15/2022	10,000	11,473

Keurig Dr Pepper, Inc. 3.13%, 12/15/2023	19,000	20,459

Molson Coors Beverage Co. 3.50%, 5/1/2022	7,000	7,310

PepsiCo, Inc. 2.25%, 5/2/2022	8,000	8,249

3.10%, 7/17/2022	17,000	17,803

3.60%, 3/1/2024	20,000	22,004

		211,553

Biotechnology — 0.5%

AbbVie, Inc. 3.75%, 11/14/2023	40,000	43,831

3.85%, 6/15/2024 (a)	17,000	18,740

2.60%, 11/21/2024 (a)	37,000	39,603

3.80%, 3/15/2025 (a)	27,000	30,173

3.60%, 5/14/2025	15,000	16,737

Amgen, Inc. 2.70%, 5/1/2022	7,000	7,236

3.63%, 5/22/2024	15,000	16,550

1.90%, 2/21/2025	10,000	10,510

Baxalta, Inc. 4.00%, 6/23/2025	6,000	6,872

Gilead Sciences, Inc. 1.95%, 3/1/2022	23,000	23,524

3.25%, 9/1/2022	10,000	10,531

		224,307

Building Products — 0.0% (d)

Carrier Global Corp. 2.24%, 2/15/2025 (a)	15,000	15,722

Capital Markets — 2.1%

Ameriprise Financial, Inc. 3.70%, 10/15/2024	10,000	11,249

Ares Capital Corp. 3.50%, 2/10/2023	18,000	18,446

Bank of New York Mellon Corp. (The) 1.95%, 8/23/2022	15,000	15,490

(ICE LIBOR USD 3 Month + 0.63%), 2.66%, 5/16/2023 (b)	42,000	43,565

1.60%, 4/24/2025	35,000	36,517

BGC Partners, Inc. 3.75%, 10/1/2024	15,000	15,016

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Capital Markets — continued

Brookfield Finance, Inc. (Canada) 4.00%, 4/1/2024	15,000	16,549

Charles Schwab Corp. (The) 4.20%, 3/24/2025	20,000	23,185

CME Group, Inc. 3.00%, 9/15/2022	20,000	21,077

Deutsche Bank AG (Germany)

Series D, 5.00%, 2/14/2022	20,000	21,010

3.70%, 5/30/2024	28,000	29,878

Franklin Resources, Inc. 2.85%, 3/30/2025	15,000	16,429

FS KKR Capital Corp. 4.63%, 7/15/2024	15,000	15,070

Goldman Sachs Group, Inc. (The) 3.20%, 2/23/2023	25,000	26,604

(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (b)	83,000	86,217

3.85%, 7/8/2024	15,000	16,576

3.50%, 4/1/2025	50,000	55,446

(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (b)	20,000	21,779

Intercontinental Exchange, Inc. 4.00%, 10/15/2023	10,000	11,048

Janus Capital Group, Inc. (United Kingdom) 4.88%, 8/1/2025	16,000	18,240

Main Street Capital Corp. 5.20%, 5/1/2024	15,000	15,581

Moody’s Corp. 4.88%, 2/15/2024	17,000	19,239

Morgan Stanley 2.63%, 11/17/2021	15,000	15,397

2.75%, 5/19/2022	15,000	15,578

3.13%, 1/23/2023	32,000	33,923

(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (b)	60,000	64,841

Series F, 3.88%, 4/29/2024	15,000	16,680

3.70%, 10/23/2024	30,000	33,513

Northern Trust Corp. 2.38%, 8/2/2022	30,000	31,177

Oaktree Specialty Lending Corp. 3.50%, 2/25/2025	15,000	15,101

State Street Corp.

(ICE LIBOR USD 3 Month + 0.64%), 2.65%, 5/15/2023 (b)	23,000	23,902

3.10%, 5/15/2023	15,000	16,059

3.70%, 11/20/2023	8,000	8,841

(ICE LIBOR USD 3 Month + 0.77%), 3.78%, 12/3/2024 (b)	12,000	13,227

(SOFR + 0.94%), 2.35%, 11/1/2025 (b)	31,000	33,049

		875,499

Chemicals — 0.4%

Dow Chemical Co. (The) 3.50%, 10/1/2024	10,000	10,965

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Chemicals — continued

DuPont de Nemours, Inc. 4.21%, 11/15/2023	25,000	27,624

Eastman Chemical Co. 3.60%, 8/15/2022	18,000	18,854

Ecolab, Inc. 4.35%, 12/8/2021	16,000	16,769

LYB International Finance BV 4.00%, 7/15/2023	15,000	16,333

Nutrien Ltd. (Canada) 3.63%, 3/15/2024	16,000	17,451

PPG Industries, Inc. 2.40%, 8/15/2024	15,000	15,955

Praxair, Inc. 2.70%, 2/21/2023	15,000	15,723

Syngenta Finance NV (Switzerland) 3.13%, 3/28/2022	36,000	36,633

		176,307

Commercial Services & Supplies — 0.1%

Cintas Corp. No. 2 2.90%, 4/1/2022	5,000	5,182

Republic Services, Inc. 2.50%, 8/15/2024	10,000	10,681

Waste Management, Inc. 2.90%, 9/15/2022	12,000	12,527

		28,390

Communications Equipment — 0.1%

Cisco Systems, Inc. 2.20%, 9/20/2023	27,000	28,458

Motorola Solutions, Inc. 3.75%, 5/15/2022	6,000	6,332

		34,790

Consumer Finance — 1.4%

Ally Financial, Inc. 4.13%, 2/13/2022	14,000	14,521

3.88%, 5/21/2024	35,000	37,248

American Express Co. 2.50%, 8/1/2022	15,000	15,569

2.65%, 12/2/2022	12,000	12,601

3.40%, 2/27/2023	26,000	27,819

2.50%, 7/30/2024	30,000	32,111

American Honda Finance Corp. 2.60%, 11/16/2022	25,000	26,147

3.63%, 10/10/2023	16,000	17,463

1.20%, 7/8/2025	15,000	15,147

Capital One Financial Corp. 3.05%, 3/9/2022	15,000	15,542

3.50%, 6/15/2023	6,000	6,437

3.90%, 1/29/2024	32,000	35,005

3.30%, 10/30/2024	15,000	16,329

Caterpillar Financial Services Corp. 2.85%, 6/1/2022	12,000	12,523

0.65%, 7/7/2023	28,000	28,194

3.30%, 6/9/2024	12,000	13,189

3.25%, 12/1/2024	6,000	6,635

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	29

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Consumer Finance — continued

Discover Financial Services 3.85%, 11/21/2022	25,000	26,674

General Motors Financial Co., Inc.

3.45%, 1/14/2022	15,000	15,387

5.10%, 1/17/2024	55,000	60,426

2.90%, 2/26/2025	28,000	29,056

John Deere Capital Corp. 3.15%, 10/15/2021	18,000	18,567

3.45%, 6/7/2023	23,000	24,915

0.70%, 7/5/2023	7,000	7,060

2.65%, 6/24/2024	15,000	16,169

Synchrony Financial 3.75%, 8/15/2021	19,000	19,414

Toyota Motor Credit Corp. 2.63%, 1/10/2023	18,000	18,906

1.35%, 8/25/2023	18,000	18,472

		587,526

Diversified Financial Services — 0.4%

Berkshire Hathaway, Inc. 3.40%, 1/31/2022	30,000	31,342

National Rural Utilities Cooperative Finance Corp. (ICE LIBOR USD 3 Month + 2.91%), 4.75%, 4/30/2043 (b)	15,000	15,355

ORIX Corp. (Japan) 4.05%, 1/16/2024	15,000	16,469

Private Export Funding Corp.

Series II, 2.05%, 11/15/2022	38,000	39,365

Shell International Finance BV (Netherlands) 1.75%, 9/12/2021	11,000	11,162

3.40%, 8/12/2023	10,000	10,869

2.00%, 11/7/2024	23,000	24,269

Voya Financial, Inc. 3.13%, 7/15/2024	15,000	16,156

		164,987

Diversified Telecommunication Services — 0.3%

AT&T, Inc. 3.00%, 6/30/2022	35,000	36,506

4.45%, 4/1/2024	32,000	35,903

Verizon Communications, Inc. 5.15%, 9/15/2023	20,000	22,784

3.38%, 2/15/2025	22,000	24,607

		119,800

Electric Utilities — 0.6%

Avangrid, Inc. 3.20%, 4/15/2025	8,000	8,835

Duke Energy Corp. 3.75%, 4/15/2024	8,000	8,814

Duke Energy Florida LLC 3.10%, 8/15/2021	27,000	27,531

Entergy Louisiana LLC 4.05%, 9/1/2023	15,000	16,435

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Electric Utilities — continued

Florida Power & Light Co. 3.25%, 6/1/2024	15,000	16,281

Georgia Power Co. Series A, 2.20%, 9/15/2024	10,000	10,574

Hydro-Quebec (Canada) Series HY, 8.40%, 1/15/2022	17,000	18,843

NextEra Energy Capital Holdings, Inc. 3.15%, 4/1/2024	15,000	16,288

2.75%, 5/1/2025	10,000	10,881

Oncor Electric Delivery Co. LLC 2.75%, 6/1/2024	20,000	21,565

Pacific Gas and Electric Co. 1.75%, 6/16/2022	15,000	15,049

3.45%, 7/1/2025	15,000	15,812

PPL Capital Funding, Inc. 3.50%, 12/1/2022	15,000	15,862

Public Service Co. of Colorado 2.25%, 9/15/2022	18,000	18,535

Public Service Co. of New Hampshire 3.50%, 11/1/2023	15,000	16,291

Public Service Electric and Gas Co. 2.38%, 5/15/2023	15,000	15,696

Southern California Edison Co.

Series A, 2.90%, 3/1/2021	8,000	8,099

		261,391

Electrical Equipment — 0.2%

ABB Finance USA, Inc. (Switzerland) 2.88%, 5/8/2022	24,000	24,965

3.38%, 4/3/2023	16,000	17,096

Eaton Corp. 2.75%, 11/2/2022	15,000	15,757

Emerson Electric Co. 2.63%, 12/1/2021	6,000	6,159

Legrand France SA (France) 8.50%, 2/15/2025	19,000	25,237

		89,214

Electronic Equipment, Instruments & Components — 0.1%

Arrow Electronics, Inc. 4.00%, 4/1/2025	10,000	10,864

Flex Ltd. 5.00%, 2/15/2023	8,000	8,741

Tyco Electronics Group SA (Switzerland) 3.50%, 2/3/2022	15,000	15,535

		35,140

Energy Equipment & Services — 0.1%

Halliburton Co. 3.25%, 11/15/2021	15,000	15,377

Schlumberger Investment SA 3.65%, 12/1/2023	15,000	16,264

		31,641

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Entertainment — 0.1%

TWDC Enterprises 18 Corp. 2.45%, 3/4/2022	20,000	20,622

2.35%, 12/1/2022	10,000	10,428

Walt Disney Co. (The)

1.75%, 8/30/2024	8,000	8,335

		39,385

Equity Real Estate Investment Trusts (REITs) — 0.8%

Alexandria Real Estate Equities, Inc. 4.00%, 1/15/2024	15,000	16,577

American Campus Communities Operating Partnership LP 3.75%, 4/15/2023	16,000	16,776

American Tower Corp. 4.70%, 3/15/2022	6,000	6,383

3.38%, 5/15/2024	15,000	16,368

2.40%, 3/15/2025	8,000	8,523

AvalonBay Communities, Inc. 4.20%, 12/15/2023	6,000	6,627

Boston Properties LP 3.13%, 9/1/2023	15,000	15,876

Brixmor Operating Partnership LP 3.65%, 6/15/2024	15,000	15,712

CC Holdings GS V LLC 3.85%, 4/15/2023	24,000	25,925

Equinix, Inc. 2.63%, 11/18/2024	8,000	8,562

ERP Operating LP 4.63%, 12/15/2021	15,000	15,639

GLP Capital LP 3.35%, 9/1/2024	16,000	16,175

Healthpeak Properties, Inc. 3.88%, 8/15/2024	15,000	16,704

Kimco Realty Corp. 3.40%, 11/1/2022	6,000	6,338

Office Properties Income Trust 4.25%, 5/15/2024	15,000	15,240

Prologis LP 4.25%, 8/15/2023	15,000	16,740

Realty Income Corp. 3.88%, 4/15/2025	20,000	22,661

Sabra Health Care LP 4.80%, 6/1/2024	21,000	21,826

Simon Property Group LP 3.75%, 2/1/2024	25,000	27,109

Ventas Realty LP 3.13%, 6/15/2023	16,000	16,678

		312,439

Food & Staples Retailing — 0.3%

Costco Wholesale Corp. 2.30%, 5/18/2022	6,000	6,208

Kroger Co. (The) 2.95%, 11/1/2021	16,000	16,433

Sysco Corp. 5.65%, 4/1/2025	20,000	23,661

Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	15,000	15,404

Walmart, Inc. 2.35%, 12/15/2022	24,000	25,070

2.55%, 4/11/2023	9,000	9,473

3.40%, 6/26/2023	16,000	17,337

		113,586

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Food Products — 0.2%

Campbell Soup Co. 2.50%, 8/2/2022	6,000	6,213

Conagra Brands, Inc. 3.20%, 1/25/2023	10,000	10,544

General Mills, Inc. 3.15%, 12/15/2021	15,000	15,408

Kellogg Co. 3.13%, 5/17/2022	10,000	10,431

Mondelez International, Inc. 3.63%, 5/7/2023	20,000	21,602

Tyson Foods, Inc. 2.25%, 8/23/2021	10,000	10,170

		74,368

Gas Utilities — 0.1%

Dominion Energy Gas Holdings LLC 3.55%, 11/1/2023	17,000	18,411

ONE Gas, Inc. 3.61%, 2/1/2024	8,000	8,759

		27,170

Health Care Equipment & Supplies — 0.3%

Abbott Laboratories 2.55%, 3/15/2022	15,000	15,512

Becton Dickinson and Co. 3.13%, 11/8/2021	7,000	7,206

2.89%, 6/6/2022	15,000	15,561

Boston Scientific Corp. 3.38%, 5/15/2022	15,000	15,712

Medtronic, Inc. 3.15%, 3/15/2022	12,000	12,518

3.63%, 3/15/2024	20,000	21,960

Stryker Corp. 1.15%, 6/15/2025	30,000	30,487

Zimmer Biomet Holdings, Inc. 3.15%, 4/1/2022	10,000	10,363

		129,319

Health Care Providers & Services — 0.7%

Aetna, Inc. 2.75%, 11/15/2022	11,000	11,478

Anthem, Inc. 2.95%, 12/1/2022	7,000	7,371

3.50%, 8/15/2024	15,000	16,507

Cardinal Health, Inc. 2.62%, 6/15/2022	20,000	20,666

Cigna Corp. 4.00%, 2/15/2022	8,000	8,251

3.00%, 7/15/2023	20,000	21,351

3.50%, 6/15/2024	10,000	10,960

CommonSpirit Health 2.76%, 10/1/2024	16,000	16,772

CVS Health Corp. 3.70%, 3/9/2023	10,000	10,767

4.10%, 3/25/2025	5,000	5,702

3.88%, 7/20/2025	33,000	37,403

HCA, Inc. 4.75%, 5/1/2023	18,000	19,780

Humana, Inc. 3.15%, 12/1/2022	15,000	15,777

Laboratory Corp. of America Holdings 3.75%, 8/23/2022	7,000	7,376

3.60%, 2/1/2025	15,000	16,737

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	31

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Health Care Providers & Services — continued

McKesson Corp. 2.70%, 12/15/2022	10,000	10,416

UnitedHealth Group, Inc. 3.35%, 7/15/2022	37,000	39,093

2.38%, 8/15/2024	15,000	16,055

		292,462

Hotels, Restaurants & Leisure — 0.2%

Las Vegas Sands Corp. 2.90%, 6/25/2025	18,000	17,898

Marriott International, Inc.

Series N, 3.13%, 10/15/2021	5,000	5,099

3.60%, 4/15/2024	15,000	15,536

McDonald’s Corp. 2.63%, 1/15/2022	17,000	17,511

Starbucks Corp. 3.85%, 10/1/2023	15,000	16,406

		72,450

Household Durables — 0.1%

DR Horton, Inc. 5.75%, 8/15/2023	6,000	6,777

2.50%, 10/15/2024	4,000	4,253

Whirlpool Corp. 4.00%, 3/1/2024	10,000	11,002

		22,032

Household Products — 0.1%

Colgate-Palmolive Co. 2.10%, 5/1/2023	15,000	15,702

Procter & Gamble Co. (The) 3.10%, 8/15/2023	17,000	18,419

		34,121

Independent Power and Renewable Electricity Producers — 0.1%

Enel Generacion Chile SA (Chile) 4.25%, 4/15/2024	39,000	42,820

Southern Power Co. Series E, 2.50%, 12/15/2021	17,000	17,435

		60,255

Industrial Conglomerates — 0.3%

3M Co. 2.25%, 3/15/2023	6,000	6,275

2.65%, 4/15/2025	18,000	19,588

General Electric Co. 3.10%, 1/9/2023	17,000	17,926

3.45%, 5/15/2024	16,000	17,206

Honeywell International, Inc. 2.15%, 8/8/2022	5,000	5,168

3.35%, 12/1/2023	10,000	10,927

1.35%, 6/1/2025	21,000	21,640

Roper Technologies, Inc. 3.13%, 11/15/2022	10,000	10,497

		109,227

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Insurance — 0.4%

Aflac, Inc. 3.25%, 3/17/2025	20,000	22,290

American International Group, Inc. 4.88%, 6/1/2022	23,000	24,751

4.13%, 2/15/2024	13,000	14,486

Aon Corp. 2.20%, 11/15/2022	15,000	15,565

Aspen Insurance Holdings Ltd. (Bermuda) 4.65%, 11/15/2023	11,000	11,950

Assurant, Inc. 4.00%, 3/15/2023	3,000	3,185

Chubb INA Holdings, Inc. 2.70%, 3/13/2023	15,000	15,840

Marsh & McLennan Cos., Inc. 2.75%, 1/30/2022	15,000	15,457

MetLife, Inc.

Series D, 4.37%, 9/15/2023 (c)	12,000	13,409

3.60%, 4/10/2024	5,000	5,560

Prudential Financial, Inc. (ICE LIBOR USD 3 Month + 3.04%), 5.20%, 3/15/2044 (b)	19,000	20,145

Trinity Acquisition plc 3.50%, 9/15/2021	5,000	5,122

		167,760

Interactive Media & Services — 0.0% (d)

Alphabet, Inc. 3.38%, 2/25/2024	6,000	6,620

Internet & Direct Marketing Retail — 0.3%

Amazon.com, Inc. 2.50%, 11/29/2022	10,000	10,446

2.80%, 8/22/2024	17,000	18,510

0.80%, 6/3/2025	11,000	11,143

eBay, Inc. 3.80%, 3/9/2022	12,000	12,580

2.60%, 7/15/2022	7,000	7,240

1.90%, 3/11/2025	15,000	15,737

Expedia Group, Inc. 4.50%, 8/15/2024	34,000	35,578

		111,234

IT Services — 0.5%

DXC Technology Co. 4.13%, 4/15/2025	15,000	16,241

Fiserv, Inc. 2.75%, 7/1/2024	18,000	19,328

Global Payments, Inc. 3.75%, 6/1/2023	15,000	16,118

International Business Machines Corp. 1.88%, 8/1/2022	80,000	82,358

Mastercard, Inc. 3.38%, 4/1/2024	12,000	13,266

PayPal Holdings, Inc. 2.40%, 10/1/2024	18,000	19,226

Visa, Inc. 2.80%, 12/14/2022	20,000	21,083

		187,620

Leisure Products — 0.0% (d)

Hasbro, Inc. 3.00%, 11/19/2024	15,000	15,830

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Life Sciences Tools & Services — 0.0% (d)

Thermo Fisher Scientific, Inc. 3.00%, 4/15/2023	11,000	11,678

Machinery — 0.1%

CNH Industrial NV (United Kingdom) 4.50%, 8/15/2023	25,000	26,863

nVent Finance SARL (United Kingdom) 3.95%, 4/15/2023	15,000	15,830

		42,693

Media — 0.5%

Charter Communications Operating LLC 4.50%, 2/1/2024	35,000	39,037

4.91%, 7/23/2025	15,000	17,461

Comcast Corp. 3.00%, 2/1/2024	18,000	19,449

3.70%, 4/15/2024	29,000	32,178

Discovery Communications LLC 3.90%, 11/15/2024	15,000	16,653

Fox Corp. 3.05%, 4/7/2025	20,000	21,928

Time Warner Entertainment Co. LP 8.38%, 3/15/2023	12,000	14,244

ViacomCBS, Inc. 3.38%, 3/1/2022	7,000	7,232

3.50%, 1/15/2025	20,000	22,111

WPP Finance 2010 (United Kingdom) 3.63%, 9/7/2022	6,000	6,301

3.75%, 9/19/2024	15,000	16,445

		213,039

Metals & Mining — 0.1%

BHP Billiton Finance USA Ltd. (Australia) 3.25%, 11/21/2021	25,000	25,837

Nucor Corp. 4.00%, 8/1/2023	7,000	7,636

Rio Tinto Finance USA Ltd. (Australia) 3.75%, 6/15/2025	15,000	16,994

		50,467

Multiline Retail — 0.1%

Kohl’s Corp. 4.25%, 7/17/2025 (e)	15,000	14,944

Target Corp. 2.90%, 1/15/2022	16,000	16,570

		31,514

Multi-Utilities — 0.3%

Berkshire Hathaway Energy Co. 3.75%, 11/15/2023	15,000	16,431

CenterPoint Energy, Inc. 3.85%, 2/1/2024	15,000	16,461

Delmarva Power & Light Co. 3.50%, 11/15/2023	35,000	38,114

Dominion Energy, Inc. 3.07%, 8/15/2024 (c)	10,000	10,847

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Multi-Utilities — continued

DTE Energy Co. Series D, 3.70%, 8/1/2023	18,000	19,553

San Diego Gas & Electric Co. 3.00%, 8/15/2021	21,000	21,525

Southern Co. Gas Capital Corp. 3.50%, 9/15/2021	10,000	10,243

		133,174

Oil, Gas & Consumable Fuels — 1.9%

BP Capital Markets America, Inc. 3.22%, 4/14/2024	21,000	22,707

BP Capital Markets plc (United Kingdom) 2.75%, 5/10/2023	8,000	8,433

3.99%, 9/26/2023	43,000	47,420

Canadian Natural Resources Ltd. (Canada) 3.90%, 2/1/2025	16,000	17,497

Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	12,000	13,848

Chevron Corp. 1.14%, 5/11/2023	6,000	6,124

1.55%, 5/11/2025	35,000	36,431

Ecopetrol SA (Colombia) 5.88%, 9/18/2023	17,000	18,796

4.13%, 1/16/2025	26,000	27,508

Enbridge Energy Partners LP 4.20%, 9/15/2021	15,000	15,439

Energy Transfer Operating LP 4.90%, 2/1/2024	27,000	29,151

2.90%, 5/15/2025	15,000	15,424

Enterprise Products Operating LLC 3.75%, 2/15/2025	20,000	22,357

EOG Resources, Inc. 2.63%, 3/15/2023	25,000	26,280

Equinor ASA (Norway) 2.75%, 11/10/2021	19,000	19,541

3.15%, 1/23/2022	9,000	9,348

7.75%, 6/15/2023	15,000	17,866

2.88%, 4/6/2025	26,000	28,506

Exxon Mobil Corp. 3.18%, 3/15/2024	22,000	23,880

2.02%, 8/16/2024 (e)	15,000	15,824

2.99%, 3/19/2025	25,000	27,482

Kinder Morgan Energy Partners LP 5.00%, 10/1/2021	15,000	15,532

4.15%, 2/1/2024	21,000	23,035

Marathon Petroleum Corp. 4.70%, 5/1/2025	15,000	17,103

MPLX LP 4.88%, 12/1/2024	46,000	51,897

Newfield Exploration Co. 5.75%, 1/30/2022	16,000	16,372

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	33

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Noble Energy, Inc. 3.90%, 11/15/2024	15,000	16,667

ONEOK Partners LP 5.00%, 9/15/2023	24,000	26,064

Petroleos Mexicanos (Mexico) 6.84%, 1/23/2030 (f)	1	1

Phillips 66 3.85%, 4/9/2025	10,000	11,190

Plains All American Pipeline LP 3.85%, 10/15/2023	15,000	15,898

Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	20,000	23,275

Suncor Energy, Inc. (Canada) 3.10%, 5/15/2025	20,000	21,971

Sunoco Logistics Partners Operations LP 4.25%, 4/1/2024	16,000	16,997

Total Capital International SA (France) 2.88%, 2/17/2022	10,000	10,368

3.75%, 4/10/2024	20,000	22,226

Valero Energy Corp. 2.85%, 4/15/2025	20,000	21,394

Williams Cos., Inc. (The) 3.60%, 3/15/2022	15,000	15,580

3.90%, 1/15/2025	25,000	27,524

		802,956

Paper & Forest Products — 0.1%

Fibria Overseas Finance Ltd. (Brazil) 5.25%, 5/12/2024	5,000	5,448

4.00%, 1/14/2025	15,000	15,757

Georgia-Pacific LLC 8.00%, 1/15/2024	15,000	18,585

		39,790

Personal Products — 0.0% (d)

Estee Lauder Cos., Inc. (The) 2.00%, 12/1/2024	17,000	18,002

Pharmaceuticals — 0.7%

AstraZeneca plc (United Kingdom) 3.50%, 8/17/2023	15,000	16,268

Bristol-Myers Squibb Co. 3.25%, 11/1/2023	15,000	16,335

3.63%, 5/15/2024	20,000	22,105

2.90%, 7/26/2024	16,000	17,425

Eli Lilly and Co. 2.75%, 6/1/2025	15,000	16,491

GlaxoSmithKline Capital plc (United Kingdom) 3.00%, 6/1/2024	18,000	19,555

GlaxoSmithKline Capital, Inc. (United Kingdom) 2.80%, 3/18/2023	10,000	10,609

Johnson & Johnson 2.25%, 3/3/2022	20,000	20,571

2.63%, 1/15/2025	19,000	20,697

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pharmaceuticals — continued

Merck & Co., Inc. 2.40%, 9/15/2022	6,000	6,228

2.75%, 2/10/2025	35,000	38,200

Mylan, Inc. 4.20%, 11/29/2023	15,000	16,470

Novartis Capital Corp. (Switzerland) 2.40%, 5/17/2022	37,000	38,350

Pfizer, Inc. 3.00%, 9/15/2021	21,000	21,600

3.40%, 5/15/2024	15,000	16,556

Shire Acquisitions Investments Ireland DAC 2.40%, 9/23/2021	9,000	9,174

		306,634

Road & Rail — 0.2%

Burlington Northern Santa Fe LLC 3.00%, 3/15/2023	15,000	15,937

3.85%, 9/1/2023	4,000	4,372

3.75%, 4/1/2024	8,000	8,856

CSX Corp. 4.25%, 6/1/2021	4,000	4,075

3.40%, 8/1/2024	4,000	4,417

Norfolk Southern Corp. 3.85%, 1/15/2024	13,000	14,280

Ryder System, Inc. 2.50%, 9/1/2022	8,000	8,288

3.75%, 6/9/2023	15,000	16,159

Union Pacific Corp. 2.95%, 3/1/2022	6,000	6,239

4.16%, 7/15/2022	15,000	15,915

		98,538

Semiconductors & Semiconductor Equipment — 0.4%

Analog Devices, Inc. 3.13%, 12/5/2023	6,000	6,469

Broadcom Corp. 3.13%, 1/15/2025	25,000	26,816

Broadcom, Inc. 3.63%, 10/15/2024	12,000	13,160

Intel Corp. 2.35%, 5/11/2022	16,000	16,530

2.70%, 12/15/2022	15,000	15,829

3.40%, 3/25/2025	20,000	22,433

Microchip Technology, Inc. 4.33%, 6/1/2023	5,000	5,393

NXP BV (Netherlands) 4.88%, 3/1/2024 (a)	15,000	16,892

QUALCOMM, Inc. 2.60%, 1/30/2023	30,000	31,515

Texas Instruments, Inc. 1.38%, 3/12/2025	16,000	16,591

		171,628

Software — 0.6%

Adobe, Inc. 1.90%, 2/1/2025	9,000	9,534

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Software — continued

Microsoft Corp. 2.38%, 2/12/2022	58,000	59,694

2.70%, 2/12/2025	25,000	27,288

Oracle Corp. 1.90%, 9/15/2021	30,000	30,469

2.50%, 5/15/2022	10,000	10,330

2.40%, 9/15/2023	39,000	41,195

3.40%, 7/8/2024	16,000	17,583

2.95%, 11/15/2024	25,000	27,285

VMware, Inc. 2.95%, 8/21/2022	15,000	15,648

		239,026

Specialty Retail — 0.2%

Advance Auto Parts, Inc. 4.50%, 1/15/2022	15,000	15,644

AutoZone, Inc. 2.88%, 1/15/2023	10,000	10,468

Home Depot, Inc. (The) 3.25%, 3/1/2022 (e)	15,000	15,672

2.70%, 4/1/2023	15,000	15,828

Lowe’s Cos., Inc. 3.80%, 11/15/2021	6,000	6,193

3.13%, 9/15/2024	8,000	8,746

TJX Cos., Inc. (The) 3.50%, 4/15/2025	25,000	27,899

		100,450

Technology Hardware, Storage & Peripherals — 0.6%

Apple, Inc. 2.50%, 2/9/2022	10,000	10,298

2.10%, 9/12/2022	15,000	15,531

2.85%, 2/23/2023	15,000	15,876

2.40%, 5/3/2023	15,000	15,834

3.45%, 5/6/2024	10,000	11,064

2.85%, 5/11/2024	16,000	17,316

1.80%, 9/11/2024	18,000	18,917

2.75%, 1/13/2025	10,000	10,917

2.50%, 2/9/2025	20,000	21,680

1.13%, 5/11/2025	24,000	24,628

Dell International LLC 4.00%, 7/15/2024 (a)	15,000	16,226

5.85%, 7/15/2025 (a)	16,000	18,773

Hewlett Packard Enterprise Co. 4.40%, 10/15/2022 (c)	3,000	3,215

1.45%, 4/1/2024	16,000	16,192

4.65%, 10/1/2024	15,000	16,961

HP, Inc. 4.05%, 9/15/2022	12,000	12,807

Seagate HDD Cayman 4.88%, 3/1/2024	16,000	17,527

		263,762

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Textiles, Apparel & Luxury Goods — 0.1%

NIKE, Inc. 2.40%, 3/27/2025	20,000	21,568

Tobacco — 0.3%

Altria Group, Inc. 2.85%, 8/9/2022	15,000	15,657

3.80%, 2/14/2024	23,000	25,240

BAT Capital Corp. (United Kingdom) 2.76%, 8/15/2022	22,000	22,868

2.79%, 9/6/2024	15,000	15,970

Philip Morris International, Inc. 2.13%, 5/10/2023	25,000	26,029

1.50%, 5/1/2025	10,000	10,345

Reynolds American, Inc. (United Kingdom) 4.45%, 6/12/2025	16,000	18,215

		134,324

Trading Companies & Distributors — 0.2%

Air Lease Corp. 2.75%, 1/15/2023	15,000	15,139

3.00%, 9/15/2023	15,000	15,164

2.30%, 2/1/2025	8,000	7,815

Aircastle Ltd. 5.50%, 2/15/2022	15,000	15,321

International Lease Finance Corp. 5.88%, 8/15/2022	31,000	33,511

		86,950

Wireless Telecommunication Services — 0.1%

T-Mobile USA, Inc. 3.50%, 4/15/2025 (a)	30,000	33,169

Vodafone Group plc (United Kingdom)

3.75%, 1/16/2024	20,000	21,931

		55,100

Total Corporate Bonds (Cost $10,409,470)		10,758,338

Mortgage-Backed Securities — 7.4%

FHLMC Gold Pools, 15 Year

Pool # J14776, 3.00%, 3/1/2026	18,526	19,465

Pool # G14783, 3.50%, 10/1/2026	17,336	18,352

Pool # J20134, 3.00%, 8/1/2027	11,204	11,789

Pool # G18452, 2.50%, 12/1/2027	43,326	45,467

Pool # E04178, 2.50%, 2/1/2028	12,033	12,647

Pool # J23906, 2.50%, 5/1/2028	44,400	46,636

Pool # J23582, 3.00%, 5/1/2028	15,659	16,557

Pool # G15724, 4.00%, 1/1/2029	4,029	4,287

Pool # G16577, 4.00%, 1/1/2029	8,794	9,353

Pool # G18511, 2.50%, 5/1/2029	8,524	8,967

Pool # G18512, 3.00%, 5/1/2029	14,236	15,047

Pool # G15164, 3.00%, 9/1/2029	5,951	6,293

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	35

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # G18549, 2.50%, 4/1/2030	35,578	37,456

Pool # G16749, 2.00%, 7/1/2030	11,139	11,593

Pool # G18568, 2.50%, 9/1/2030	16,882	17,773

Pool # J33012, 3.00%, 10/1/2030	34,270	36,486

Pool # G18587, 3.00%, 2/1/2031	18,019	18,995

Pool # G18600, 2.50%, 5/1/2031	12,741	13,406

Pool # G18611, 2.50%, 9/1/2031	22,836	24,029

Pool # J35495, 2.50%, 10/1/2031	35,661	37,854

Pool # G18620, 3.00%, 11/1/2031	13,823	14,573

Pool # G18626, 2.50%, 1/1/2032	74,065	77,936

Pool # G18632, 3.00%, 2/1/2032	14,132	14,898

Pool # J37147, 3.00%, 6/1/2032	11,405	12,177

Pool # G16207, 3.50%, 7/1/2032	11,832	12,851

Pool # J38058, 3.00%, 11/1/2032	37,582	40,364

Pool # J39722, 3.00%, 10/1/2033	12,634	13,435

Pool # G18715, 3.00%, 12/1/2033	12,291	12,913

Pool # G18720, 3.50%, 1/1/2034	8,981	9,479

Pool # G18726, 3.50%, 3/1/2034	7,455	7,880

FHLMC UMBS, 15 Year

Pool # ZK2607, 3.50%, 10/1/2025	4,044	4,284

Pool # ZK7463, 3.50%, 3/1/2027	9,340	9,892

Pool # ZS8020, 3.00%, 9/1/2027	17,538	18,459

Pool # ZS6596, 3.00%, 11/1/2027	8,858	9,339

Pool # ZK5814, 3.00%, 7/1/2028	26,331	27,847

Pool # ZK5986, 3.50%, 9/1/2028	9,207	9,821

Pool # ZK6024, 3.50%, 9/1/2028	19,345	20,636

Pool # ZK6594, 3.00%, 4/1/2029	7,882	8,333

Pool # ZK6827, 3.00%, 8/1/2029	9,709	10,292

Pool # ZS8622, 3.00%, 9/1/2031	24,454	25,776

Pool # ZS8628, 2.00%, 11/1/2031	4,155	4,346

Pool # ZS7938, 2.50%, 1/1/2033	9,792	10,408

Pool # ZS7988, 3.50%, 2/1/2033	16,612	18,001

Pool # ZK9341, 3.00%, 3/1/2033	4,691	5,002

Pool # ZT0716, 3.00%, 10/1/2033	6,925	7,273

Pool # SB0257, 4.00%, 11/1/2033	7,466	7,939

Pool # SB0194, 2.50%, 12/1/2033	11,397	11,976

Pool # ZT1725, 3.50%, 1/1/2034	6,812	7,294

Pool # ZT1799, 3.50%, 3/1/2034	3,976	4,205

Pool # SB8008, 2.50%, 8/1/2034	13,891	14,562

Pool # SB8013, 2.50%, 9/1/2034	8,698	9,118

Pool # SB8010, 2.50%, 10/1/2034	16,822	17,635

Pool # SB8012, 3.50%, 10/1/2034	8,056	8,519

Pool # SB0109, 2.50%, 11/1/2034	44,415	46,924

Pool # SB8015, 2.50%, 11/1/2034	30,513	31,988

Pool # SB8017, 3.50%, 11/1/2034	17,033	18,012

Pool # SB8021, 3.00%, 12/1/2034	12,529	13,145

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # SB0260, 2.50%, 2/1/2035	20,051	21,020

Pool # SB0264, 2.50%, 2/1/2035	24,110	25,567

Pool # SB8036, 3.00%, 3/1/2035	46,786	49,086

Pool # QN2057, 3.00%, 5/1/2035	15,705	16,858

Pool # SB0394, 2.50%, 7/1/2035	17,808	18,706

Pool # SB8062, 2.50%, 9/1/2035	28,000	29,411

FNMA UMBS, 15 Year

Pool # AE0988, 4.00%, 9/1/2025	5,260	5,589

Pool # AL1168, 3.50%, 1/1/2026	5,428	5,751

Pool # AH9695, 4.00%, 4/1/2026	6,628	7,050

Pool # AL4643, 4.00%, 7/1/2026	6,294	6,688

Pool # AJ9357, 3.50%, 1/1/2027	11,493	12,176

Pool # AW7396, 3.50%, 1/1/2027	12,113	12,833

Pool # AK3264, 3.00%, 2/1/2027	12,259	12,878

Pool # AW7395, 3.00%, 2/1/2027	11,009	11,564

Pool # AK5412, 3.00%, 3/1/2027	11,261	11,849

Pool # AL1746, 3.50%, 3/1/2027	6,668	7,064

Pool # AB5095, 3.00%, 5/1/2027	11,082	11,681

Pool # AL2224, 3.50%, 7/1/2027	11,770	12,550

Pool # AQ5118, 2.50%, 11/1/2027	7,948	8,339

Pool # AQ1688, 2.00%, 12/1/2027	8,472	8,814

Pool # MA1277, 2.50%, 12/1/2027	69,082	72,483

Pool # AR1045, 2.50%, 1/1/2028	16,397	17,204

Pool # AL3041, 2.00%, 2/1/2028	11,755	12,230

Pool # AR4180, 2.50%, 2/1/2028	35,526	37,422

Pool # AL3060, 3.00%, 2/1/2028	31,039	32,652

Pool # AT2769, 2.00%, 5/1/2028	15,128	15,743

Pool # BM3954, 2.50%, 12/1/2028	57,994	60,904

Pool # AV8783, 3.00%, 1/1/2029	29,256	30,926

Pool # AV4793, 3.50%, 5/1/2029	9,832	10,487

Pool # AW3641, 3.00%, 6/1/2029 (g)	18,088	19,112

Pool # AW8317, 2.50%, 9/1/2029	9,821	10,328

Pool # AL7205, 3.50%, 12/1/2029	3,836	4,092

Pool # AX7696, 3.00%, 1/1/2030	28,154	29,749

Pool # AS4489, 2.50%, 3/1/2030	3,201	3,379

Pool # AY6338, 2.50%, 3/1/2030	53,542	56,358

Pool # AS4678, 3.00%, 3/1/2030	39,373	41,504

Pool # AS5237, 2.50%, 6/1/2030	11,241	11,832

Pool # AL9852, 3.00%, 9/1/2030	24,879	26,226

Pool # BA6893, 2.50%, 2/1/2031	7,458	7,850

Pool # BC9099, 2.50%, 3/1/2031	11,486	12,090

Pool # BC2482, 3.00%, 3/1/2031	28,598	30,137

Pool # AL9421, 4.00%, 3/1/2031	7,128	7,583

Pool # BM3754, 3.50%, 4/1/2031	4,583	4,887

Pool # FM1336, 3.50%, 6/1/2031	11,536	12,320

Pool # AS7467, 2.50%, 7/1/2031	15,398	16,199

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # AS7606, 2.50%, 7/1/2031	39,924	42,294

Pool # AS7620, 2.50%, 7/1/2031	91,294	96,472

Pool # MA2774, 2.00%, 10/1/2031	2,282	2,387

Pool # BM3174, 3.50%, 5/1/2032	5,971	6,409

Pool # 890822, 3.00%, 12/1/2032	72,234	77,008

Pool # BM3207, 3.00%, 12/1/2032	18,718	19,978

Pool # BM3276, 3.50%, 12/1/2032	17,252	18,482

Pool # CA1089, 3.00%, 2/1/2033	12,929	13,867

Pool # BJ9052, 3.50%, 2/1/2033	7,357	7,988

Pool # FM1309, 2.00%, 3/1/2033	5,065	5,297

Pool # MA3312, 3.00%, 3/1/2033	5,401	5,671

Pool # MA3437, 3.00%, 8/1/2033	12,182	12,793

Pool # FM4036, 2.50%, 12/1/2033	19,000	19,967

Pool # BN3975, 3.00%, 1/1/2034	8,021	8,423

Pool # MA3559, 3.50%, 1/1/2034	5,156	5,441

Pool # MA3588, 3.50%, 2/1/2034	21,239	22,411

Pool # MA3589, 4.00%, 2/1/2034	22,884	24,277

Pool # MA3631, 3.00%, 4/1/2034	26,819	28,137

Pool # CA3440, 3.50%, 4/1/2034	2,979	3,213

Pool # FM1810, 4.00%, 4/1/2034	7,488	8,084

Pool # MA3657, 3.00%, 5/1/2034	15,908	16,689

Pool # FM1071, 3.50%, 5/1/2034	13,004	14,118

Pool # FM1112, 4.00%, 5/1/2034	4,713	5,104

Pool # MA3682, 3.50%, 6/1/2034	4,459	4,715

Pool # FM1111, 4.00%, 6/1/2034	12,179	13,225

Pool # BO0130, 2.50%, 7/1/2034	10,122	10,620

Pool # MA3729, 2.50%, 7/1/2034	16,457	17,249

Pool # MA3695, 3.00%, 7/1/2034	10,432	10,945

Pool # BJ5549, 3.00%, 8/1/2034	5,078	5,338

Pool # MA3797, 2.50%, 10/1/2034	9,176	9,618

Pool # FM1900, 2.50%, 11/1/2034	13,812	14,641

Pool # MA4012, 2.00%, 5/1/2035	38,753	40,345

Pool # MA4013, 2.50%, 5/1/2035	47,944	50,357

Pool # FM3493, 3.50%, 5/1/2035	14,174	15,240

Pool # BP5762, 2.50%, 6/1/2035	59,120	62,095

Pool # MA4074, 2.00%, 7/1/2035	101,623	105,797

Pool # MA4075, Class 177, 2.50%, 7/1/2035	24,619	25,858

Pool # MA4095, 2.00%, 8/1/2035	116,261	121,036

Pool # MA4099, 2.50%, 8/1/2035	55,608	58,406

Pool # MA4122, 1.50%, 9/1/2035	16,000	16,375

Pool # MA4123, 2.00%, 9/1/2035	103,000	107,230

GNMA II, 15 Year

Pool # 796502, 3.00%, 4/20/2022	7,734	8,134

Pool # MA1134, 3.00%, 7/20/2028	12,684	13,321

Pool # MA4559, 3.00%, 7/20/2032	14,421	15,186

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # MA4625, 3.50%, 8/20/2032	10,167	10,756

Pool # MA5791, 3.50%, 3/20/2034	6,649	7,046

Pool # MA6256, 3.50%, 12/20/2034	12,796	13,559

Total Mortgage-Backed Securities (Cost $3,021,932)		3,110,757

Supranational — 3.3%

African Development Bank (Supranational)

1.63%, 9/16/2022	36,000	37,015

3.00%, 9/20/2023	15,000	16,245

Asian Development Bank (Supranational)

2.13%, 11/24/2021	10,000	10,232

1.88%, 2/18/2022	15,000	15,360

0.63%, 4/7/2022	93,000	93,596

1.88%, 8/10/2022	29,000	29,920

1.50%, 10/18/2024	30,000	31,458

0.63%, 4/29/2025	18,000	18,189

Asian Infrastructure Investment Bank (The) (Supranational)

2.25%, 5/16/2024	21,000	22,475

Corp. Andina de Fomento (Supranational)

2.13%, 9/27/2021	15,000	15,202

3.75%, 11/23/2023	22,000	23,810

Council of Europe Development Bank (Supranational)

1.63%, 3/16/2021	12,000	12,091

European Bank for Reconstruction & Development (Supranational)

1.50%, 11/2/2021	32,000	32,469

2.13%, 3/7/2022	43,000	44,222

European Investment Bank (Supranational)

2.25%, 8/15/2022	54,000	56,142

2.50%, 3/15/2023	145,000	153,352

3.25%, 1/29/2024	8,000	8,811

2.25%, 6/24/2024	48,000	51,570

2.50%, 10/15/2024	17,000	18,524

1.63%, 3/14/2025	61,000	64,464

Inter-American Development Bank (Supranational)

1.75%, 4/14/2022	70,000	71,716

1.75%, 9/14/2022	43,000	44,322

2.50%, 1/18/2023	36,000	37,924

0.50%, 5/24/2023	17,000	17,124

0.63%, 7/15/2025	43,000	43,459

International Bank for Reconstruction & Development (Supranational)

1.38%, 9/20/2021	24,000	24,289

2.00%, 1/26/2022	115,000	117,849

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	37

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Supranational — continued

2.13%, 7/1/2022	35,000	36,215

2.50%, 3/19/2024	18,000	19,406

2.50%, 11/25/2024	15,000	16,360

0.75%, 3/11/2025	22,000	22,370

0.63%, 4/22/2025	25,000	25,280

0.38%, 7/28/2025	58,000	57,930

2.50%, 7/29/2025	18,000	19,834

International Finance Corp. (Supranational)

2.88%, 7/31/2023	30,000	32,289

1.38%, 10/16/2024	15,000	15,644

0.38%, 7/16/2025	15,000	14,997

Total Supranational (Cost $1,340,152)		1,372,155

U.S. Government Agency Securities — 3.2%

FFCB 1.63%, 12/27/2021	25,000	25,434

1.55%, 1/28/2022	133,000	135,544

1.85%, 3/3/2022	27,000	27,003

0.73%, 12/3/2024	19,000	19,002

FHLB 1.13%, 7/14/2021	85,000	85,727

2.38%, 9/10/2021	25,000	25,564

2.50%, 3/11/2022	70,000	72,489

2.13%, 6/10/2022	20,000	20,697

2.50%, 2/13/2024	15,000	16,160

1.50%, 8/15/2024	60,000	62,940

FHLMC 2.38%, 1/13/2022	234,000	241,140

0.25%, 6/26/2023	98,000	98,020

1.50%, 2/12/2025	62,000	65,050

0.38%, 7/21/2025	39,000	38,916

FNMA 1.25%, 8/17/2021	35,000	35,371

1.38%, 10/7/2021	34,000	34,458

2.63%, 1/11/2022	50,000	51,687

2.00%, 10/5/2022	35,000	36,325

0.74%, 4/27/2023	15,000	15,014

0.25%, 5/22/2023	12,000	12,009

1.75%, 7/2/2024	15,000	15,828

2.63%, 9/6/2024	15,000	16,407

1.63%, 10/15/2024	40,000	42,117

1.63%, 1/7/2025	40,000	42,171

0.63%, 4/22/2025	40,000	40,388

0.50%, 6/17/2025	32,000	32,119

Israel Government AID Bond (Israel) 5.50%, 4/26/2024	15,000	17,821

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Tennessee Valley Authority 1.88%, 8/15/2022	10,000	10,308

2.88%, 9/15/2024	20,000	21,926

Total U.S. Government Agency Securities (Cost $1,338,374)		1,357,635

Commercial Mortgage-Backed Securities — 2.4%

Benchmark Mortgage Trust Series 2019-B12, Class A2, 3.00%, 8/15/2052	7,000	7,331

CD Mortgage Trust Series 2017-CD6, Class ASB, 3.33%, 11/13/2050	22,000	23,980

CGMS Commercial Mortgage Trust Series 2017-B1, Class AAB, 3.24%, 8/15/2050	16,000	17,358

Citigroup Commercial Mortgage Trust

Series 2013-GC17, Class A4, 4.13%, 11/10/2046	20,000	21,740

Series 2016-C1, Class AAB, 3.00%, 5/10/2049	12,000	12,679

Series 2020-GC46, Class A2, 2.71%, 2/15/2053	20,000	20,826

Commercial Mortgage Trust

Series 2013-CR6, Class A4, 3.10%, 3/10/2046	15,000	15,665

Series 2014-CR16, Class A3, 3.78%, 4/10/2047	24,969	26,859

Series 2014-LC15, Class A4, 4.01%, 4/10/2047	20,000	21,823

Series 2014-UBS4, Class A5, 3.69%, 8/10/2047	50,000	54,456

Series 2013-CR11, Class ASB, 3.66%, 8/10/2050	13,435	13,970

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K016, Class A2, 2.97%, 10/25/2021	27,522	27,899

Series K019, Class A2, 2.27%, 3/25/2022	15,626	15,905

Series K020, Class A2, 2.37%, 5/25/2022	10,000	10,169

Series K720, Class A2, 2.72%, 6/25/2022	15,000	15,380

Series K027, Class A2, 2.64%, 1/25/2023	26,000	27,161

Series K028, Class A2, 3.11%, 2/25/2023	10,000	10,560

Series K044, Class A2, 2.81%, 1/25/2025	16,000	17,387

Series K733, Class A2, 3.75%, 8/25/2025	100,000	112,798

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Commercial Mortgage-Backed Securities — continued

Series K737, Class A1, 2.12%, 6/25/2026	59,615	62,382

FNMA ACES

Series 2017-M10, Class AV2, 2.64%, 7/25/2024 (h)	14,000	14,892

Series 2017-M7, Class A1, 2.60%, 12/25/2026	56,494	59,246

GS Mortgage Securities Trust

Series 2013-GC12, Class C, 4.18%, 6/10/2046 ‡ (h)	25,000	22,597

Series 2014-GC18, Class A4, 4.07%, 1/10/2047	30,000	32,662

Series 2014-GC18, Class AS, 4.38%, 1/10/2047	17,000	18,484

J.P. Morgan Chase Commercial Mortgage Securities Trust Series 2013-LC11, Class C, 3.96%, 4/15/2046 ‡ (h)	22,000	17,614

JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C10, Class AS, 3.37%, 12/15/2047 ‡	20,000	20,879

JPMBB Commercial Mortgage Securities Trust

Series 2013-C17, Class ASB, 3.71%, 1/15/2047	13,804	14,454

Series 2014-C19, Class C, 4.83%, 4/15/2047 ‡ (h)	10,000	9,588

Series 2014-C22, Class AS, 4.11%, 9/15/2047	15,000	16,248

Series 2014-C23, Class C, 4.62%, 9/15/2047 ‡ (h)	20,000	19,945

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2012-C5, Class A4, 3.18%, 8/15/2045	12,000	12,408

Series 2014-C19, Class A3, 3.25%, 12/15/2047	6,385	6,816

Series 2015-C25, Class ASB, 3.38%, 10/15/2048	40,000	42,216

Morgan Stanley Capital I Trust Series 2011-C3, Class A4, 4.12%, 7/15/2049	3,995	4,053

UBS Commercial Mortgage Trust Series 2018-C13, Class A2, 4.21%, 10/15/2051	9,841	10,519

UBS-Barclays Commercial Mortgage Trust Series 2013-C6, Class A4, 3.24%, 4/10/2046	23,000	24,177

Wells Fargo Commercial Mortgage Trust

Series 2012-LC5, Class B, 4.14%, 10/15/2045 ‡	14,000	14,536

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Series 2013-LC12, Class A4, 4.22%, 7/15/2046 (h)	12,000	12,877

Series 2019-C54, Class A2, 3.01%, 12/15/2052	35,000	36,730

WFRBS Commercial Mortgage Trust

Series 2012-C7, Class AS, 4.09%, 6/15/2045 (h)	32,000	33,190

Series 2012-C10, Class A3, 2.88%, 12/15/2045	12,000	12,411

Series 2012-C10, Class B, 3.74%, 12/15/2045 ‡	15,000	13,093

Series 2014-C20, Class A5, 4.00%, 5/15/2047	12,000	13,118

Total Commercial Mortgage-Backed Securities (Cost $1,012,855)		1,019,081

Foreign Government Securities — 1.4%

Canada Government Bond (Canada)

2.63%, 1/25/2022	10,000	10,337

2.00%, 11/15/2022	50,000	51,938

1.63%, 1/22/2025	10,000	10,546

Export Development Canada (Canada)

2.75%, 3/15/2023	25,000	26,554

2.63%, 2/21/2024	20,000	21,615

Hungary Government Bond (Hungary)

5.38%, 2/21/2023	18,000	19,892

5.75%, 11/22/2023	20,000	22,983

Italian Republic Government Bond (Italy)

6.88%, 9/27/2023	36,000	42,008

Oriental Republic of Uruguay (Uruguay)

4.50%, 8/14/2024	7,000	7,717

Province of Alberta (Canada)

2.20%, 7/26/2022	22,000	22,757

1.00%, 5/20/2025	10,000	10,162

Province of British Columbia (Canada)

2.65%, 9/22/2021	16,000	16,404

2.00%, 10/23/2022	15,000	15,551

1.75%, 9/27/2024	24,000	25,293

Province of Ontario (Canada)

2.50%, 9/10/2021	15,000	15,332

2.25%, 5/18/2022	21,000	21,689

2.45%, 6/29/2022	15,000	15,576

3.05%, 1/29/2024	16,000	17,394

3.20%, 5/16/2024	15,000	16,478

Province of Quebec (Canada)

2.63%, 2/13/2023	20,000	21,092

2.50%, 4/9/2024	15,000	16,100

1.50%, 2/11/2025	10,000	10,423

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	39

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Foreign Government Securities — continued

Republic of Colombia (Colombia)

8.13%, 5/21/2024	20,000	24,308

Republic of Philippines (Philippines)

9.50%, 10/21/2024	5,000	6,729

10.63%, 3/16/2025	33,000	46,964

Republic of Poland (Poland)

3.00%, 3/17/2023	12,000	12,751

4.00%, 1/22/2024	7,000	7,813

United Mexican States (Mexico)

3.63%, 3/15/2022	24,000	25,145

Total Foreign Government Securities (Cost $542,658)		561,551

Asset-Backed Securities — 0.9%

Ally Auto Receivables Trust Series 2018-3, Class A4, 3.12%, 7/17/2023	10,000	10,337

American Express Credit Account Master Trust Series 2017-7, Class A, 2.35%, 5/15/2025	30,000	31,279

AmeriCredit Automobile Receivables Trust Series 2017-3, Class D, 3.18%, 7/18/2023	15,000	15,459

Capital One Multi-Asset Execution Trust Series 2019-A1, Class A1, 2.84%, 12/15/2024	30,000	31,100

CarMax Auto Owner Trust

Series 2016-3, Class B, 1.90%, 4/15/2022	7,000	7,012

Series 2020-1, Class A3, 1.89%, 12/16/2024	30,000	30,833

Citibank Credit Card Issuance Trust Series 2018-A3, Class A3, 3.29%, 5/23/2025	33,000	35,586

Ford Credit Auto Lease Trust Series 2018-B, Class A3, 3.19%, 12/15/2021	5,235	5,264

Ford Credit Auto Owner Trust

Series 2018-A, Class A3, 3.03%, 11/15/2022	3,211	3,254

Series 2017-A, Class C, 2.41%, 7/15/2023	6,000	6,026

Ford Credit Floorplan Master Owner Trust A

Series 2018-2, Class A, 3.17%, 3/15/2025	15,000	16,004

Series 2019-2, Class A, 3.06%, 4/15/2026	8,000	8,627

GM Financial Automobile Leasing Trust

Series 2018-3, Class A3, 3.18%, 6/21/2021	2,675	2,683

Series 2019-3, Class A3, 2.03%, 6/20/2022	24,000	24,310

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

GM Financial Consumer Automobile Receivables Trust

Series 2018-1, Class A3, 2.32%, 7/18/2022	4,511	4,544

Series 2020-1, Class A3, 1.84%, 9/16/2024	10,000	10,236

Series 2020-2, Class A4, 1.74%, 8/18/2025	22,000	22,890

Hyundai Auto Receivables Trust Series 2018-B, Class A3, 3.20%, 12/15/2022	7,375	7,504

Nissan Auto Lease Trust Series 2019-A, Class A3, 2.76%, 3/15/2022	7,000	7,084

Santander Drive Auto Receivables Trust

Series 2020-1, Class B, 3.03%, 11/15/2024	16,000	16,732

Series 2019-1, Class C, 3.42%, 4/15/2025	10,000	10,270

Synchrony Credit Card Master Note Trust Series 2018-2, Class A, 3.47%, 5/15/2026	15,000	16,069

Toyota Auto Receivables Owner Trust

Series 2018-C, Class A3, 3.02%, 12/15/2022	12,000	12,202

Series 2019-D, Class A3, 1.92%, 1/16/2024	8,000	8,196

Series 2020-A, Class A3, 1.66%, 5/15/2024	26,000	26,610

World Omni Auto Receivables Trust Series 2018-D, Class B, 3.67%, 12/16/2024	15,000	15,955

Total Asset-Backed Securities (Cost $377,944)		386,066

Municipal Bonds — 0.1% (i)

Illinois — 0.0% (d)

State of Illinois, Taxable Pension Series 2003, GO, 4.95%, 6/1/2023	17,727	18,000

New Jersey — 0.1%

New Jersey Economic Development Authority, Cityscape Schools., Inc. Series B, Rev., AGM, Zero Coupon, 2/15/2021	10,000	9,962

New Jersey Economic Development Authority, Pension Funding Series 1997B, Rev., AGM, Zero Coupon, 2/15/2024	31,000	29,762

Total New Jersey		39,724

Total Municipal Bonds (Cost $57,625)		57,724

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	SHARES	Value ($)
Short-Term Investments — 0.7%
Investment Companies — 0.6%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (j) (k) (Cost $269,143)	269,143	269,143

Investment of Cash Collateral from Securities Loaned — 0.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.32% (j) (k)	14,996	15,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.07% (j) (k)	29,450	29,450

Total Investment of Cash Collateral from Securities Loaned (Cost $44,450)		44,450

Total Short-Term Investments (Cost $313,593)		313,593

Total Investments — 99.9% (Cost $40,622,599)		41,929,317

Other Assets Less Liabilities — 0.1%		22,080

NET ASSETS — 100.0%		41,951,397

Percentages indicated are based on net assets.

Abbreviations

ACES	Alternative Credit Enhancement Securities
AGM	Insured by Assured Guaranty Municipal Corp.
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2020.
(c)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2020.
(d)	Amount rounds to less than 0.1% of net assets.
(e)	The security or a portion of this security is on loan at August 31, 2020. The total value of securities on loan at August 31, 2020 is $43,344.
(f)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(g)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(h)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2020.
(i)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(j)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(k)	The rate shown is the current yield as of August 31, 2020.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	41

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — 29.4%

Aerospace & Defense — 0.6%

Boeing Co. (The)

3.60%, 5/1/2034	20,000	19,419

3.25%, 2/1/2035	20,000	18,744

Bombardier, Inc. (Canada) 5.75%, 3/15/2022 (a)	10,000	8,925

Howmet Aerospace, Inc. 5.13%, 10/1/2024	142,000	152,313

5.95%, 2/1/2037	14,000	15,831

Lockheed Martin Corp. 4.09%, 9/15/2052	68,000	87,828

Moog, Inc. 4.25%, 12/15/2027 (a)	20,000	20,650

Precision Castparts Corp. 4.38%, 6/15/2045	33,000	41,062

Raytheon Technologies Corp. 3.50%, 3/15/2027 (a)	40,000	45,287

4.13%, 11/16/2028	85,000	101,117

Spirit AeroSystems, Inc. 7.50%, 4/15/2025 (a)	105,000	105,984

TransDigm, Inc. 6.25%, 3/15/2026 (a)	25,000	26,381

Triumph Group, Inc. 6.25%, 9/15/2024 (a)	10,000	8,180

7.75%, 8/15/2025	16,000	9,480

		661,201

Air Freight & Logistics — 0.0% (b)

XPO Logistics, Inc. 6.13%, 9/1/2023 (a)	40,000	40,650

Airlines — 0.1%

Continental Airlines Pass-Through Trust Series 2012-2, Class A Shares, 4.00%, 10/29/2024	29,678	27,776

United Airlines Holdings, Inc. 5.00%, 2/1/2024	20,000	18,050

4.88%, 1/15/2025	16,000	13,720

		59,546

Auto Components — 0.3%

Adient US LLC 7.00%, 5/15/2026 (a)	15,000	16,114

Allison Transmission, Inc. 5.00%, 10/1/2024 (a)	18,000	18,181

American Axle & Manufacturing, Inc. 6.25%, 4/1/2025	73,000	75,281

Cooper-Standard Automotive, Inc. 13.00%, 6/1/2024 (a)	5,000	5,300

5.63%, 11/15/2026 (a)	30,000	16,935

Dana Financing Luxembourg SARL 6.50%, 6/1/2026 (a)	15,000	15,806

Dana, Inc. 5.38%, 11/15/2027	60,000	63,635

Delphi Technologies plc 5.00%, 10/1/2025 (a)	52,000	59,605

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Auto Components — continued

Goodyear Tire & Rubber Co. (The) 5.00%, 5/31/2026	19,000	19,063

Icahn Enterprises LP 6.38%, 12/15/2025	22,000	22,825

		312,745

Automobiles — 0.1%

Ford Motor Co. 8.50%, 4/21/2023	70,000	77,379

9.00%, 4/22/2025	20,000	23,405

		100,784

Banks — 5.0%

Bank of America Corp.

(ICE LIBOR USD 3 Month + 0.63%), 3.50%, 5/17/2022 (c)	61,000	62,351

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (c)	239,000	251,878

(ICE LIBOR USD 3 Month + 0.97%), 3.46%, 3/15/2025 (c)	215,000	234,929

3.88%, 8/1/2025	125,000	142,698

(ICE LIBOR USD 3 Month + 0.87%), 2.46%, 10/22/2025 (c)	235,000	248,980

(ICE LIBOR USD 3 Month + 1.06%), 3.56%, 4/23/2027 (c)	40,000	44,962

(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (c)	52,000	59,129

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (c)	20,000	22,665

(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 3/5/2029 (c)	135,000	155,675

(ICE LIBOR USD 3 Month + 1.32%), 4.08%, 4/23/2040 (c)	47,000	56,665

(SOFR + 1.93%), 2.68%, 6/19/2041 (c)	100,000	101,717

(ICE LIBOR USD 3 Month + 1.52%), 4.33%, 3/15/2050 (c)	61,000	78,904

Bank of Nova Scotia (The) (Canada) 1.63%, 5/1/2023	26,000	26,767

BNP Paribas SA (France) 3.25%, 3/3/2023	27,000	28,934

Canadian Imperial Bank of Commerce (Canada)

(ICE LIBOR USD 3 Month + 0.79%), 2.61%, 7/22/2023 (c)	37,000	38,440

3.10%, 4/2/2024	61,000	66,070

CIT Group, Inc. 5.25%, 3/7/2025	24,000	26,160

Citigroup, Inc. 2.75%, 4/25/2022	115,000	119,146

(ICE LIBOR USD 3 Month + 1.02%), 4.04%, 6/1/2024 (c)	160,000	174,158

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

(ICE LIBOR USD 3 Month + 1.19%), 4.07%, 4/23/2029 (c)	93,000	108,146

(SOFR + 1.42%), 2.98%, 11/5/2030 (c)	25,000	27,145

(SOFR + 3.91%), 4.41%, 3/31/2031 (c)	155,000	188,246

(SOFR + 2.11%), 2.57%, 6/3/2031 (c)	60,000	63,403

(ICE LIBOR USD 3 Month + 1.84%), 4.28%, 4/24/2048 (c)	27,000	34,992

Citizens Financial Group, Inc. 2.50%, 2/6/2030	7,000	7,405

Comerica, Inc. 3.70%, 7/31/2023	19,000	20,599

HSBC Holdings plc (United Kingdom)

(ICE LIBOR USD 3 Month + 1.06%), 3.26%, 3/13/2023 (c)	650,000	675,968

7.63%, 5/17/2032	87,000	120,554

6.10%, 1/14/2042	123,000	180,457

KeyCorp 2.25%, 4/6/2027	33,000	34,899

Mitsubishi UFJ Financial Group, Inc. (Japan) 2.67%, 7/25/2022	53,000	55,097

3.78%, 3/2/2025	35,000	39,348

MUFG Americas Holdings Corp. 3.50%, 6/18/2022	12,000	12,631

Natwest Group plc (United Kingdom) 6.10%, 6/10/2023	19,000	21,130

3.88%, 9/12/2023	200,000	217,018

PNC Financial Services Group, Inc. (The) 2.55%, 1/22/2030	116,000	125,988

Royal Bank of Canada (Canada) 4.65%, 1/27/2026	27,000	31,972

Sumitomo Mitsui Financial Group, Inc. (Japan) 2.85%, 1/11/2022	43,000	44,391

3.75%, 7/19/2023	30,000	32,689

Toronto-Dominion Bank (The) (Canada) 3.25%, 3/11/2024	23,000	25,086

2.65%, 6/12/2024	49,000	52,685

Truist Bank 4.05%, 11/3/2025	31,000	36,079

Truist Financial Corp. 2.85%, 10/26/2024	79,000	86,304

1.95%, 6/5/2030	15,000	15,464

US Bancorp 3.00%, 7/30/2029	54,000	59,732

Wells Fargo & Co. 3.55%, 9/29/2025	49,000	54,851

(ICE LIBOR USD 3 Month + 0.75%), 2.16%, 2/11/2026 (c)	59,000	61,535

3.00%, 10/23/2026	184,000	203,011

(ICE LIBOR USD 3 Month + 1.17%), 3.20%, 6/17/2027 (c)	185,000	202,514

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 5/22/2028 (c)	212,000	237,479

(ICE LIBOR USD 3 Month + 1.00%), 2.57%, 2/11/2031 (c)	105,000	110,140

4.90%, 11/17/2045	25,000	31,778

4.75%, 12/7/2046	15,000	18,915

Westpac Banking Corp. (Australia) 3.65%, 5/15/2023	58,000	62,935

2.85%, 5/13/2026	17,000	18,877

		5,259,691

Beverages — 0.3%

Anheuser-Busch Cos. LLC (Belgium) 4.90%, 2/1/2046	45,000	55,341

Anheuser-Busch InBev Worldwide, Inc. (Belgium) 4.75%, 1/23/2029	90,000	109,898

4.90%, 1/23/2031	25,000	31,848

Coca-Cola Co. (The) 2.60%, 6/1/2050	25,000	25,332

Keurig Dr Pepper, Inc. 3.40%, 11/15/2025	23,000	25,830

4.60%, 5/25/2028	23,000	27,780

PepsiCo, Inc. 4.25%, 10/22/2044	44,000	56,892

		332,921

Biotechnology — 0.8%

AbbVie, Inc. 2.60%, 11/21/2024 (a)	225,000	241,135

2.95%, 11/21/2026 (a)	85,000	93,485

3.20%, 11/21/2029 (a)	33,000	36,523

4.05%, 11/21/2039 (a)	88,000	102,639

4.63%, 10/1/2042 (a)	55,000	67,394

Amgen, Inc. 2.20%, 2/21/2027	7,000	7,408

2.30%, 2/25/2031	100,000	104,985

3.15%, 2/21/2040	13,000	13,726

Biogen, Inc. 3.15%, 5/1/2050	20,000	20,240

Gilead Sciences, Inc. 2.95%, 3/1/2027	123,000	137,608

		825,143

Building Products — 0.2%

American Woodmark Corp. 4.88%, 3/15/2026 (a)	20,000	20,350

Griffon Corp. 5.75%, 3/1/2028	50,000	53,063

Standard Industries, Inc. 6.00%, 10/15/2025 (a)	32,000	33,001

5.00%, 2/15/2027 (a)	20,000	20,884

Summit Materials LLC 5.13%, 6/1/2025 (a)	25,000	25,250

		152,548

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	43

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Capital Markets — 2.2%

Ameriprise Financial, Inc. 4.00%, 10/15/2023	33,000	36,631

Bank of New York Mellon Corp. (The) 3.50%, 4/28/2023	32,000	34,692

2.10%, 10/24/2024	21,000	22,381

Goldman Sachs Group, Inc. (The)

(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (c)	184,000	191,501

3.63%, 2/20/2024	60,000	65,460

3.50%, 4/1/2025	280,000	310,233

(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (c)	130,000	141,601

3.50%, 11/16/2026	111,000	123,791

3.85%, 1/26/2027	73,000	83,123

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (c)	70,000	79,320

Morgan Stanley 3.75%, 2/25/2023	146,000	157,577

(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (c)	65,000	70,230

(SOFR + 1.15%), 2.72%, 7/22/2025 (c)	180,000	192,538

3.88%, 1/27/2026	76,000	87,243

3.13%, 7/27/2026	130,000	145,056

3.63%, 1/20/2027	65,000	73,839

(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (c)	80,000	90,340

4.38%, 1/22/2047	49,000	65,119

Northern Trust Corp. 3.95%, 10/30/2025	41,000	47,538

S&P Global, Inc. 3.25%, 12/1/2049	50,000	57,795

State Street Corp. 3.10%, 5/15/2023	40,000	42,761

TD Ameritrade Holding Corp. 2.75%, 10/1/2029	28,000	31,404

UBS Group AG (Switzerland) (ICE LIBOR USD 3 Month + 1.47%), 3.13%, 8/13/2030 (a) (c)	200,000	221,992

		2,372,165

Chemicals — 0.7%

CF Industries, Inc. 4.95%, 6/1/2043	30,000	35,400

Chemours Co. (The) 6.63%, 5/15/2023	65,000	65,324

7.00%, 5/15/2025	22,000	22,495

CVR Partners LP 9.25%, 6/15/2023 (a)	15,000	14,737

Dow Chemical Co. (The) 3.50%, 10/1/2024	20,000	21,874

Ecolab, Inc. 3.25%, 12/1/2027	31,000	34,927

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Chemicals — continued

NOVA Chemicals Corp. (Canada) 5.25%, 6/1/2027 (a)	55,000	53,213

Olin Corp. 5.13%, 9/15/2027	13,000	12,805

Scotts Miracle-Gro Co. (The) 4.50%, 10/15/2029	375,000	401,228

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a)	10,000	10,028

Valvoline, Inc. 4.38%, 8/15/2025	10,000	10,377

		682,408

Commercial Services & Supplies — 0.3%

ACCO Brands Corp. 5.25%, 12/15/2024 (a)	23,000	23,522

ADT Security Corp. (The) 4.13%, 6/15/2023	26,000	27,170

4.88%, 7/15/2032 (a)	20,000	21,400

Aramark Services, Inc. 4.75%, 6/1/2026	25,000	24,855

Brink’s Co. (The) 4.63%, 10/15/2027 (a)	25,000	25,961

GFL Environmental, Inc. (Canada) 3.75%, 8/1/2025 (a)	105,000	105,651

Nielsen Finance LLC 5.00%, 4/15/2022 (a)	25,000	25,024

Prime Security Services Borrower LLC 5.25%, 4/15/2024 (a)	25,000	26,500

5.75%, 4/15/2026 (a)	42,000	46,410

		326,493

Communications Equipment — 0.1%

CommScope, Inc. 6.00%, 3/1/2026 (a)	62,000	65,875

Nokia OYJ (Finland) 4.38%, 6/12/2027	13,000	14,229

Plantronics, Inc. 5.50%, 5/31/2023 (a)	20,000	18,880

		98,984

Construction & Engineering — 0.0% (b)

AECOM 5.13%, 3/15/2027	18,000	19,738

Consumer Finance — 0.4%

Ally Financial, Inc. 5.75%, 11/20/2025	64,000	71,842

8.00%, 11/1/2031	37,000	50,264

Avolon Holdings Funding Ltd. (Ireland) 5.25%, 5/15/2024 (a)	50,000	48,489

Capital One Financial Corp. 3.20%, 1/30/2023	60,000	63,426

Curo Group Holdings Corp. 8.25%, 9/1/2025 (a)	8,000	6,600

John Deere Capital Corp. 2.65%, 6/10/2026	74,000	81,993

Navient Corp. 5.88%, 10/25/2024	20,000	20,575

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Consumer Finance — continued

OneMain Finance Corp. 7.13%, 3/15/2026	59,000	67,702

		410,891

Containers & Packaging — 0.4%

Ardagh Packaging Finance plc 5.25%, 4/30/2025 (a)	200,000	212,231

Ball Corp. 5.25%, 7/1/2025	20,000	22,665

Berry Global, Inc. 4.88%, 7/15/2026 (a)	55,000	58,437

Crown Americas LLC 4.25%, 9/30/2026	13,000	13,821

Greif, Inc. 6.50%, 3/1/2027 (a)	25,000	26,625

Mauser Packaging Solutions Holding Co. 5.50%, 4/15/2024 (a)	40,000	40,600

Sealed Air Corp. 5.50%, 9/15/2025 (a)	12,000	13,440

		387,819

Distributors — 0.0% (b)

Performance Food Group, Inc. 5.50%, 10/15/2027 (a)	11,000	11,468

Wolverine Escrow LLC 9.00%, 11/15/2026 (a)	20,000	15,400

		26,868

Diversified Consumer Services — 0.0% (b)

Service Corp. International 5.38%, 5/15/2024	12,000	12,220

Diversified Financial Services — 0.4%

AIG Global Funding 1.90%, 10/6/2021 (a)	25,000	25,428

CNG Holdings, Inc. 12.50%, 6/15/2024 (a)	8,000	7,120

MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (a)	3,000	3,046

National Rural Utilities Cooperative Finance Corp. 3.40%, 2/7/2028	46,000	53,491

4.40%, 11/1/2048	46,000	60,741

ORIX Corp. (Japan) 4.05%, 1/16/2024	38,000	41,694

Sabre GLBL, Inc. 9.25%, 4/15/2025 (a)	15,000	16,687

Shell International Finance BV (Netherlands) 3.25%, 5/11/2025	100,000	111,709

3.63%, 8/21/2042	34,000	37,651

3.75%, 9/12/2046	39,000	44,345

3.13%, 11/7/2049	25,000	26,213

		428,125

Diversified Telecommunication Services — 1.1%

AT&T, Inc. 1.65%, 2/1/2028	110,000	111,486

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Diversified Telecommunication Services — continued

2.25%, 2/1/2032	100,000	101,359

3.10%, 2/1/2043	35,000	34,735

4.75%, 5/15/2046	20,000	23,876

CCO Holdings LLC 5.75%, 2/15/2026 (a)	114,000	119,479

5.13%, 5/1/2027 (a)	25,000	26,626

5.88%, 5/1/2027 (a)	30,000	31,537

5.00%, 2/1/2028 (a)	40,000	42,300

4.75%, 3/1/2030 (a)	75,000	80,576

CenturyLink, Inc.

Series T, 5.80%, 3/15/2022	12,000	12,539

5.63%, 4/1/2025	17,000	18,339

5.13%, 12/15/2026 (a)	10,000	10,370

4.00%, 2/15/2027 (a)	15,000	15,242

Series G, 6.88%, 1/15/2028	3,000	3,300

Cincinnati Bell, Inc. 7.00%, 7/15/2024 (a)	20,000	20,675

8.00%, 10/15/2025 (a)	9,000	9,620

Embarq Corp. 8.00%, 6/1/2036	13,000	15,590

Frontier Communications Corp. 6.88%, 1/15/2025 (d)	35,000	13,960

Intelsat Jackson Holdings SA (Luxembourg) 8.00%, 2/15/2024 (a) (d) (e)	15,000	15,300

8.50%, 10/15/2024 (a) (d)	28,000	19,040

Level 3 Financing, Inc. 5.38%, 5/1/2025	20,000	20,598

5.25%, 3/15/2026	54,000	56,300

Qwest Corp. 6.75%, 12/1/2021	25,000	26,497

Sprint Capital Corp. 8.75%, 3/15/2032	45,000	67,970

Telecom Italia Capital SA (Italy) 6.00%, 9/30/2034	24,000	29,160

Verizon Communications, Inc. 4.02%, 12/3/2029	33,000	39,599

3.85%, 11/1/2042	75,000	89,244

4.67%, 3/15/2055	49,000	66,558

Windstream Services LLC 8.63%, 10/31/2025 (a) (d) (e)	15,000	9,085

		1,130,960

Electric Utilities — 1.7%

Alabama Power Co. Series 13-A, 3.55%, 12/1/2023	35,000	38,260

Arizona Public Service Co. 3.15%, 5/15/2025	21,000	23,161

Commonwealth Edison Co. 3.70%, 8/15/2028	100,000	116,571

Connecticut Light and Power Co. (The) 4.00%, 4/1/2048	35,000	44,573

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	45

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Electric Utilities — continued

Duke Energy Carolinas LLC 3.20%, 8/15/2049	32,000	35,997

Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	42,000	46,891

Edison International 5.75%, 6/15/2027	75,000	85,236

Entergy Arkansas LLC 4.00%, 6/1/2028	5,000	5,909

Entergy Louisiana LLC 2.40%, 10/1/2026	44,000	47,989

3.05%, 6/1/2031	125,000	142,638

FirstEnergy Corp. Series B, 3.90%, 7/15/2027	25,000	27,410

Indiana Michigan Power Co.

Series K, 4.55%, 3/15/2046	34,000	43,400

Kentucky Utilities Co. 5.13%, 11/1/2040	45,000	60,824

MidAmerican Energy Co. 3.65%, 4/15/2029	23,000	27,410

Monongahela Power Co. 4.10%, 4/15/2024 (a)	93,000	102,259

NextEra Energy Capital Holdings, Inc. 2.75%, 11/1/2029	50,000	54,612

2.25%, 6/1/2030	86,000	90,082

NRG Energy, Inc. 6.63%, 1/15/2027	59,000	63,142

5.75%, 1/15/2028	35,000	38,062

Ohio Power Co. Series P, 2.60%, 4/1/2030	31,000	33,996

Pacific Gas and Electric Co. 3.75%, 2/15/2024	100,000	105,469

3.30%, 3/15/2027	120,000	122,845

Public Service Electric and Gas Co. 3.00%, 5/15/2027	31,000	34,382

Southern California Edison Co.

Series C, 3.60%, 2/1/2045	35,000	35,963

Series C, 4.13%, 3/1/2048	56,000	61,898

Southwestern Public Service Co. 3.30%, 6/15/2024	29,000	31,470

4.50%, 8/15/2041	46,000	58,207

Tucson Electric Power Co. 3.05%, 3/15/2025	30,000	32,664

4.85%, 12/1/2048	46,000	61,889

Vistra Operations Co. LLC 5.50%, 9/1/2026 (a)	19,000	19,950

5.00%, 7/31/2027 (a)	55,000	58,326

Wisconsin Public Service Corp. 4.75%, 11/1/2044	42,000	54,754

		1,806,239

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Electrical Equipment — 0.1%

EnerSys 5.00%, 4/30/2023 (a)	26,000	26,980

Sensata Technologies BV 5.00%, 10/1/2025 (a)	40,000	43,468

		70,448

Electronic Equipment, Instruments & Components — 0.0% (b)

CDW LLC 5.00%, 9/1/2025	12,000	12,435

4.25%, 4/1/2028	30,000	31,350

		43,785

Energy Equipment & Services — 0.1%

Baker Hughes a GE Co. LLC 4.49%, 5/1/2030	20,000	23,413

4.08%, 12/15/2047	10,000	10,534

Nabors Industries, Inc. 5.75%, 2/1/2025	15,000	4,312

Schlumberger Holdings Corp. 3.90%, 5/17/2028 (a)	83,000	90,622

Transocean Pontus Ltd. 6.13%, 8/1/2025 (a)	17,160	15,367

		144,248

Entertainment — 0.5%

Cinemark USA, Inc. 4.88%, 6/1/2023	15,000	13,803

Live Nation Entertainment, Inc. 5.63%, 3/15/2026 (a)	2,000	1,970

6.50%, 5/15/2027 (a)	10,000	10,925

4.75%, 10/15/2027 (a)	40,000	37,837

NBCUniversal Media LLC 2.88%, 1/15/2023	88,000	93,173

Netflix, Inc. 4.88%, 4/15/2028	100,000	115,750

5.88%, 11/15/2028	35,000	42,962

4.88%, 6/15/2030 (a)	55,000	63,731

Walt Disney Co. (The) 2.00%, 9/1/2029	29,000	30,152

3.80%, 3/22/2030	50,000	59,233

		469,536

Equity Real Estate Investment Trusts (REITs) — 0.7%

Alexandria Real Estate Equities, Inc. 1.88%, 2/1/2033	30,000	29,656

American Tower Corp. 2.10%, 6/15/2030	125,000	127,571

AvalonBay Communities, Inc. 3.35%, 5/15/2027	18,000	20,169

Brookfield Property REIT, Inc. 5.75%, 5/15/2026 (a)	24,000	19,560

Crown Castle International Corp. 3.25%, 1/15/2051	25,000	25,815

Duke Realty LP 1.75%, 7/1/2030	30,000	30,074

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — continued

ERP Operating LP 3.25%, 8/1/2027	17,000	18,936

ESH Hospitality, Inc. 4.63%, 10/1/2027 (a)	25,000	24,999

GLP Capital LP 4.00%, 1/15/2030	10,000	10,376

Healthpeak Properties, Inc. 3.00%, 1/15/2030	20,000	21,738

MGM Growth Properties Operating Partnership LP 5.63%, 5/1/2024	12,000	12,960

4.50%, 9/1/2026	35,000	36,750

National Retail Properties, Inc. 3.60%, 12/15/2026	20,000	21,676

Prologis LP 2.13%, 10/15/2050	110,000	100,509

Realty Income Corp. 4.13%, 10/15/2026	27,000	31,320

3.25%, 1/15/2031	5,000	5,556

RHP Hotel Properties LP 4.75%, 10/15/2027	25,000	22,750

Simon Property Group LP 2.75%, 6/1/2023	65,000	67,976

3.50%, 9/1/2025	48,000	52,773

3.25%, 9/13/2049	31,000	28,992

VICI Properties LP 4.25%, 12/1/2026 (a)	30,000	30,675

4.63%, 12/1/2029 (a)	20,000	20,800

		761,631

Food & Staples Retailing — 0.3%

Albertsons Cos., Inc. 6.63%, 6/15/2024	18,000	18,579

5.75%, 3/15/2025	60,000	61,650

4.63%, 1/15/2027 (a)	20,000	21,133

4.88%, 2/15/2030 (a)	20,000	21,500

New Albertsons LP 8.00%, 5/1/2031	10,000	11,500

Sysco Corp. 5.95%, 4/1/2030	90,000	113,471

Walmart, Inc. 3.63%, 12/15/2047	15,000	18,350

		266,183

Food Products — 0.4%

JBS USA LUX SA 5.75%, 6/15/2025 (a)	50,000	51,625

Kraft Heinz Foods Co. 3.00%, 6/1/2026	25,000	26,065

4.63%, 1/30/2029	35,000	39,623

5.00%, 6/4/2042	50,000	55,157

Lamb Weston Holdings, Inc. 4.88%, 11/1/2026 (a)	65,000	68,015

Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	35,000	40,692

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Food Products — continued

Pilgrim’s Pride Corp. 5.75%, 3/15/2025 (a)	16,000	16,440

Post Holdings, Inc. 5.50%, 12/15/2029 (a)	25,000	27,405

4.63%, 4/15/2030 (a)	30,000	31,312

Tyson Foods, Inc. 4.35%, 3/1/2029	31,000	37,401

		393,735

Gas Utilities — 0.1%

AmeriGas Partners LP 5.50%, 5/20/2025	23,000	25,243

5.88%, 8/20/2026	10,000	11,332

Atmos Energy Corp. 5.50%, 6/15/2041	29,000	40,944

Boston Gas Co. 3.00%, 8/1/2029 (a)	22,000	24,432

Brooklyn Union Gas Co. (The) 3.87%, 3/4/2029 (a)	10,000	11,658

Southern California Gas Co. Series XX, 2.55%, 2/1/2030	20,000	21,793

		135,402

Health Care Equipment & Supplies — 0.2%

Abbott Laboratories 1.15%, 1/30/2028	10,000	10,114

Becton Dickinson and Co. 3.70%, 6/6/2027	60,000	67,994

Boston Scientific Corp. 4.70%, 3/1/2049	50,000	66,463

Medtronic, Inc. 4.63%, 3/15/2045	38,000	52,167

Teleflex, Inc. 4.63%, 11/15/2027	20,000	21,250

		217,988

Health Care Providers & Services — 1.2%

Centene Corp. 5.25%, 4/1/2025 (a)	24,000	24,900

5.38%, 6/1/2026 (a)	54,000	57,105

4.63%, 12/15/2029	85,000	93,146

Community Health Systems, Inc. 6.25%, 3/31/2023	25,000	25,063

CVS Health Corp.

2.88%, 6/1/2026	10,000	10,887

1.30%, 8/21/2027	140,000	139,119

4.30%, 3/25/2028	10,000	11,773

2.70%, 8/21/2040	30,000	29,213

Encompass Health Corp.

4.50%, 2/1/2028	15,000	15,381

Envision Healthcare Corp. 8.75%, 10/15/2026 (a)	20,000	8,800

HCA, Inc. 5.25%, 6/15/2026	174,000	205,340

5.38%, 9/1/2026	155,000	175,925

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	47

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Health Care Providers & Services — continued

5.88%, 2/1/2029	25,000	30,367

3.50%, 9/1/2030	25,000	26,218

MultiCare Health System 2.80%, 8/15/2050	10,000	10,034

New York and Presbyterian Hospital (The) 2.61%, 8/1/2060	5,000	4,890

Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (a) (f)	5,000	5,081

Team Health Holdings, Inc. 6.38%, 2/1/2025 (a)	23,000	15,640

Tenet Healthcare Corp. 4.63%, 9/1/2024 (a)	140,000	143,850

4.88%, 1/1/2026 (a)	20,000	20,800

5.13%, 11/1/2027 (a)	10,000	10,550

UnitedHealth Group, Inc. 3.38%, 4/15/2027	58,000	66,540

2.00%, 5/15/2030	10,000	10,469

2.75%, 5/15/2040	57,000	60,118

4.63%, 11/15/2041	78,000	103,388

		1,304,597

Hotels, Restaurants & Leisure — 0.5%

1011778 BC ULC (Canada) 3.88%, 1/15/2028 (a)	17,000	17,425

Boyne USA, Inc. 7.25%, 5/1/2025 (a)	19,000	20,140

CCM Merger, Inc. 6.00%, 3/15/2022 (a)	10,000	9,950

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (a)	14,000	12,740

Enterprise Development Authority (The) 12.00%, 7/15/2024 (a)	7,000	7,665

Hilton Domestic Operating Co., Inc. 5.13%, 5/1/2026	79,000	81,570

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	20,000	20,675

Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026	20,000	20,775

MGM Resorts International 5.50%, 4/15/2027	41,000	43,357

Scientific Games International, Inc. 5.00%, 10/15/2025 (a)	26,000	25,724

Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	30,000	32,466

Starbucks Corp. 3.35%, 3/12/2050	25,000	25,475

Station Casinos LLC 5.00%, 10/1/2025 (a)	25,000	24,703

Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	70,000	74,988

Wyndham Destinations, Inc. 5.40%, 4/1/2024(e)	25,000	25,495

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Hotels, Restaurants & Leisure — continued

Wynn Las Vegas LLC 5.50%, 3/1/2025 (a)	25,000	24,750

Wynn Resorts Finance LLC 5.13%, 10/1/2029 (a)	15,000	14,625

Yum! Brands, Inc. 7.75%, 4/1/2025 (a)	35,000	39,069

		521,592

Household Durables — 0.3%

Lennar Corp. 4.75%, 11/15/2022 (e)	20,000	21,000

4.75%, 5/30/2025	30,000	32,850

5.25%, 6/1/2026	20,000	22,571

Newell Brands, Inc. 4.70%, 4/1/2026 (e)	55,000	59,541

5.87%, 4/1/2036 (e)	50,000	56,259

Tempur Sealy International, Inc. 5.50%, 6/15/2026	80,000	83,700

Toll Brothers Finance Corp. 4.88%, 11/15/2025	13,000	14,500

		290,421

Household Products — 0.1%

Central Garden & Pet Co. 5.13%, 2/1/2028	20,000	21,200

Energizer Holdings, Inc. 6.38%, 7/15/2026 (a)	30,000	31,800

Kimberly-Clark Corp. 3.20%, 4/25/2029	23,000	26,405

Spectrum Brands, Inc. 5.75%, 7/15/2025	70,000	72,275

		151,680

Independent Power and Renewable Electricity Producers — 0.1%

AES Corp. (The) 5.50%, 4/15/2025	79,000	81,377

Calpine Corp. 5.25%, 6/1/2026 (a)	10,000	10,438

Exelon Generation Co. LLC 3.25%, 6/1/2025	22,000	24,247

		116,062

Industrial Conglomerates — 0.0% (b)

General Electric Co. 4.38%, 9/16/2020	3,000	3,005

4.13%, 10/9/2042	30,000	30,088

		33,093

Insurance — 0.4%

Aflac, Inc. 3.25%, 3/17/2025	12,000	13,392

Allstate Corp. (The) 5.35%, 6/1/2033	12,000	16,507

Athene Global Funding 2.95%, 11/12/2026 (a)	26,000	27,386

Berkshire Hathaway Finance Corp. 4.25%, 1/15/2049	24,000	31,026

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Insurance — continued

Jackson National Life Global Funding 2.50%, 6/27/2022 (a)	36,000	37,299

Lincoln National Corp. 3.35%, 3/9/2025	17,000	18,610

Manulife Financial Corp. (Canada) 4.15%, 3/4/2026	29,000	34,444

MetLife, Inc. 4.13%, 8/13/2042	50,000	61,050

New York Life Global Funding 3.00%, 1/10/2028 (a)	32,000	35,855

Pacific Life Insurance Co. (ICE LIBOR USD 3 Month + 2.80%), 4.30%, 10/24/2067 (a) (c)	19,000	19,994

Principal Financial Group, Inc. 3.70%, 5/15/2029	23,000	26,783

Progressive Corp. (The) 4.35%, 4/25/2044	23,000	29,955

Prudential Financial, Inc. 3.88%, 3/27/2028	27,000	31,928

Travelers Cos., Inc. (The) 5.35%, 11/1/2040	25,000	34,929

		419,158

Interactive Media & Services — 0.0% (b)

Alphabet, Inc. 2.25%, 8/15/2060	20,000	18,996

Internet & Direct Marketing Retail — 0.3%

Amazon.com, Inc. 3.15%, 8/22/2027	124,000	141,965

2.50%, 6/3/2050	47,000	47,276

2.70%, 6/3/2060	30,000	30,626

Expedia Group, Inc. 7.00%, 5/1/2025 (a)	35,000	38,047

Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (a)	13,000	11,948

		269,862

IT Services — 0.2%

Gartner, Inc. 5.13%, 4/1/2025 (a)	50,000	51,985

Global Payments, Inc. 2.90%, 5/15/2030	25,000	26,943

International Business Machines Corp. 5.60%, 11/30/2039	50,000	71,522

Presidio Holdings, Inc. 4.88%, 2/1/2027 (a)	20,000	20,500

		170,950

Leisure Products — 0.1%

Mattel, Inc. 6.75%, 12/31/2025 (a)	53,000	56,246

Life Sciences Tools & Services — 0.1%

Avantor, Inc. 6.00%, 10/1/2024 (a)	20,000	20,950

Thermo Fisher Scientific, Inc. 2.60%, 10/1/2029	50,000	54,153

		75,103

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Machinery — 0.3%

ATS Automation Tooling Systems, Inc. (Canada) 6.50%, 6/15/2023 (a)	15,000	15,172

Caterpillar, Inc. 4.30%, 5/15/2044	47,000	59,944

Colfax Corp. 6.00%, 2/15/2024 (a)	5,000	5,187

Parker-Hannifin Corp. 3.25%, 3/1/2027	54,000	59,586

Tennant Co. 5.63%, 5/1/2025	10,000	10,387

Vertical US Newco, Inc. (Germany) 5.25%, 7/15/2027 (a)	200,000	208,250

		358,526

Media — 1.5%

AMC Networks, Inc. 4.75%, 12/15/2022	20,000	20,050

5.00%, 4/1/2024	12,000	12,225

Charter Communications Operating LLC 4.80%, 3/1/2050	60,000	68,229

Clear Channel Worldwide Holdings, Inc. 9.25%, 2/15/2024	30,000	29,400

5.13%, 8/15/2027 (a)	47,000	47,484

Comcast Corp. 2.35%, 1/15/2027	100,000	107,370

4.25%, 10/15/2030	43,000	53,113

3.90%, 3/1/2038	70,000	83,672

3.25%, 11/1/2039	72,000	79,583

4.75%, 3/1/2044	150,000	197,795

3.40%, 7/15/2046	15,000	16,572

4.00%, 3/1/2048	45,000	54,278

2.45%, 8/15/2052	50,000	47,588

2.65%, 8/15/2062	45,000	43,157

CSC Holdings LLC 5.50%, 4/15/2027 (a)	200,000	213,292

Diamond Sports Group LLC 5.38%, 8/15/2026 (a)	35,000	27,300

DISH DBS Corp. 6.75%, 6/1/2021	20,000	20,500

5.88%, 11/15/2024	66,000	69,760

iHeartCommunications, Inc. 6.38%, 5/1/2026	25,000	26,000

8.38%, 5/1/2027	25,000	25,125

Lamar Media Corp. 5.75%, 2/1/2026	24,000	25,027

3.75%, 2/15/2028 (a)	40,000	39,950

Midcontinent Communications 5.38%, 8/15/2027 (a)	15,000	15,508

Nexstar Broadcasting, Inc. 5.63%, 7/15/2027 (a)	40,000	42,200

Outfront Media Capital LLC 5.00%, 8/15/2027 (a)	21,000	20,626

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	49

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Media — continued

Sirius XM Radio, Inc. 5.38%, 7/15/2026 (a)	30,000	31,388

5.00%, 8/1/2027 (a)	55,000	58,337

ViacomCBS, Inc. 4.20%, 5/19/2032	47,000	53,342

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (c)	18,000	18,669

Videotron Ltd. (Canada) 5.38%, 6/15/2024 (a)	37,000	40,278

5.13%, 4/15/2027 (a)	25,000	26,438

		1,614,256

Metals & Mining — 0.4%

Allegheny Technologies, Inc. 7.88%, 8/15/2023 (e)	30,000	31,521

Arconic Corp. 6.00%, 5/15/2025 (a)	40,000	42,400

6.13%, 2/15/2028 (a)	35,000	36,925

Commercial Metals Co. 4.88%, 5/15/2023	28,000	29,120

Freeport-McMoRan, Inc. 5.45%, 3/15/2043	30,000	33,736

Glencore Funding LLC (Australia) 1.63%, 9/1/2025 (a)	10,000	9,975

2.50%, 9/1/2030 (a)	30,000	29,450

Kaiser Aluminum Corp. 4.63%, 3/1/2028 (a)	85,000	84,075

Rio Tinto Finance USA Ltd. (Australia) 7.13%, 7/15/2028	36,000	50,954

Steel Dynamics, Inc. 4.13%, 9/15/2025	13,000	13,298

United States Steel Corp. 12.00%, 6/1/2025 (a)	20,000	21,200

		382,654

Multiline Retail — 0.0% (b)

Neiman Marcus Group Ltd. LLC 14.00% (Blend (cash 8.00% + PIK 6.00%)), 4/25/2024 (a) (d) (f)	14,361	3,877

Multi-Utilities — 0.3%

Ameren Corp. 3.50%, 1/15/2031	14,000	16,047

Berkshire Hathaway Energy Co. 3.25%, 4/15/2028	36,000	40,883

5.15%, 11/15/2043	56,000	77,091

3.80%, 7/15/2048	15,000	17,836

Consolidated Edison Co. of New York, Inc.

Series A, 4.13%, 5/15/2049	41,000	50,481

Puget Sound Energy, Inc. 5.76%, 7/15/2040	55,000	74,926

		277,264

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oil, Gas & Consumable Fuels — 2.1%

Antero Resources Corp. 5.13%, 12/1/2022	13,000	11,294

Apache Corp. 3.25%, 4/15/2022	65,000	64,884

Blue Racer Midstream LLC 6.13%, 11/15/2022 (a)	19,000	18,905

BP Capital Markets America, Inc. 3.02%, 1/16/2027	57,000	62,492

4.23%, 11/6/2028	190,000	226,311

3.00%, 2/24/2050	76,000	74,761

2.77%, 11/10/2050	30,000	28,288

BP Capital Markets plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (c) (g) (h)	85,000	89,250

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (c) (g) (h)	80,000	87,376

Buckeye Partners LP 3.95%, 12/1/2026	10,000	9,911

4.13%, 12/1/2027	15,000	15,000

Cenovus Energy, Inc. (Canada) 5.38%, 7/15/2025	50,000	50,877

Cheniere Energy Partners LP 5.25%, 10/1/2025	12,000	12,279

5.63%, 10/1/2026	10,000	10,482

Chesapeake Energy Corp. 11.50%, 1/1/2025 (a)(d)	15,000	1,943

Chevron Corp. 2.00%, 5/11/2027	12,000	12,722

2.24%, 5/11/2030	10,000	10,658

2.98%, 5/11/2040	12,000	12,936

Chevron USA, Inc. 2.34%, 8/12/2050	50,000	47,650

Comstock Resources, Inc. 7.50%, 5/15/2025 (a)	20,000	19,847

Continental Resources, Inc. 5.00%, 9/15/2022	80,000	79,940

DCP Midstream Operating LP 5.38%, 7/15/2025	20,000	21,486

EnLink Midstream Partners LP 4.40%, 4/1/2024	8,000	7,400

5.60%, 4/1/2044	9,000	5,940

Enterprise Products Operating LLC 2.80%, 1/31/2030	30,000	32,018

EP Energy LLC 9.38%, 5/1/2024 (a) (d)	10,000	1

8.00%, 11/29/2024 (a) (d)	17,000	17

7.75%, 5/15/2026 (a) (d)	25,000	5,437

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

EQM Midstream Partners LP 4.00%, 8/1/2024	85,000	85,425

EQT Corp. 7.88%, 2/1/2025 (e)	80,000	91,834

Exxon Mobil Corp. 2.99%, 3/19/2025	14,000	15,372

2.61%, 10/15/2030	36,000	39,103

3.10%, 8/16/2049	35,000	36,582

Gulfport Energy Corp. 6.63%, 5/1/2023	5,000	3,050

6.00%, 10/15/2024	10,000	5,950

Hilcorp Energy I LP 5.00%, 12/1/2024 (a)	26,000	24,635

MEG Energy Corp. (Canada) 6.50%, 1/15/2025 (a)	8,000	8,160

7.13%, 2/1/2027 (a)	5,000	4,784

NGPL PipeCo LLC 4.38%, 8/15/2022 (a)	5,000	5,184

Noble Energy, Inc. 3.85%, 1/15/2028	95,000	107,760

NuStar Logistics LP 5.63%, 4/28/2027	20,000	20,100

Oasis Petroleum, Inc. 6.25%, 5/1/2026 (a)	10,000	1,800

Occidental Petroleum Corp. 2.70%, 8/15/2022	40,000	39,327

Parsley Energy LLC 5.38%, 1/15/2025 (a)	10,000	10,187

5.25%, 8/15/2025 (a)	5,000	5,135

PBF Holding Co. LLC 6.00%, 2/15/2028 (a)	20,000	16,865

Range Resources Corp. 5.00%, 8/15/2022	6,000	6,030

4.88%, 5/15/2025	5,000	4,662

Southwestern Energy Co. 6.45%, 1/23/2025 (e)	10,000	10,045

7.50%, 4/1/2026	15,000	15,075

Spectra Energy Partners LP 4.50%, 3/15/2045	15,000	17,529

Suncor Energy, Inc. (Canada) 6.80%, 5/15/2038	46,000	62,472

Sunoco Logistics Partners Operations LP 5.35%, 5/15/2045	45,000	43,012

Sunoco LP 5.50%, 2/15/2026	22,000	22,668

Tallgrass Energy Partners LP 5.50%, 9/15/2024 (a)	12,000	11,760

Targa Resources Partners LP 5.13%, 2/1/2025	73,000	74,553

6.88%, 1/15/2029	25,000	27,625

Total Capital International SA (France) 3.46%, 2/19/2029	105,000	120,940

3.46%, 7/12/2049	63,000	69,851

3.13%, 5/29/2050	30,000	31,412

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oil, Gas & Consumable Fuels — continued

TransCanada PipeLines Ltd. (Canada) 3.75%, 10/16/2023	57,000	62,190

5.10%, 3/15/2049	40,000	53,134

WPX Energy, Inc. 5.75%, 6/1/2026	85,000	86,781

		2,261,097

Personal Products — 0.1%

Edgewell Personal Care Co. 5.50%, 6/1/2028 (a)	15,000	16,012

Estee Lauder Cos., Inc. (The) 2.60%, 4/15/2030	50,000	54,904

Prestige Brands, Inc. 6.38%, 3/1/2024 (a)	30,000	30,969

		101,885

Pharmaceuticals — 1.1%

Advanz Pharma Corp. Ltd. (Canada) 8.00%, 9/6/2024	23,000	22,655

AstraZeneca plc (United Kingdom) 1.38%, 8/6/2030	45,000	44,076

2.13%, 8/6/2050	85,000	78,692

Bausch Health Americas, Inc. 9.25%, 4/1/2026 (a)	8,000	8,870

8.50%, 1/31/2027 (a)	8,000	8,800

Bausch Health Cos., Inc. 7.00%, 3/15/2024 (a)	55,000	57,143

5.50%, 11/1/2025 (a)	55,000	56,771

5.75%, 8/15/2027 (a)	30,000	32,221

5.00%, 1/30/2028 (a)	30,000	29,550

Bristol-Myers Squibb Co. 3.40%, 7/26/2029	40,000	46,679

4.13%, 6/15/2039	93,000	118,976

5.00%, 8/15/2045	29,000	41,280

4.25%, 10/26/2049	15,000	19,911

Eli Lilly and Co. 2.25%, 5/15/2050	25,000	23,693

4.15%, 3/15/2059	39,000	51,171

2.50%, 9/15/2060	20,000	18,973

Merck & Co., Inc. 2.45%, 6/24/2050	25,000	24,935

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (a)	10,000	10,675

Pfizer, Inc. 3.60%, 9/15/2028	115,000	135,967

2.63%, 4/1/2030	30,000	33,477

2.70%, 5/28/2050	50,000	51,885

Royalty Pharma plc 1.20%, 9/2/2025 (a)	5,000	4,986

1.75%, 9/2/2027 (a)	5,000	4,986

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	51

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Pharmaceuticals — continued

Takeda Pharmaceutical Co. Ltd. (Japan) 3.18%, 7/9/2050	200,000	203,214

Upjohn, Inc. 1.65%, 6/22/2025 (a)	25,000	25,678

2.30%, 6/22/2027 (a)	20,000	20,818

		1,176,082

Professional Services — 0.0% (b)

AMN Healthcare, Inc. 5.13%, 10/1/2024 (a)	35,000	35,612

Road & Rail — 0.2%

Avis Budget Car Rental LLC 5.25%, 3/15/2025 (a)	11,000	10,497

Burlington Northern Santa Fe LLC 4.70%, 9/1/2045	45,000	60,555

3.55%, 2/15/2050	31,000	36,785

CSX Corp. 3.80%, 4/15/2050	25,000	29,884

Norfolk Southern Corp. 3.05%, 5/15/2050	25,000	26,364

Union Pacific Corp. 3.25%, 2/5/2050	25,000	27,390

		191,475

Semiconductors & Semiconductor Equipment — 0.3%

Amkor Technology, Inc. 6.63%, 9/15/2027 (a)	7,000	7,612

Broadcom Corp. 3.88%, 1/15/2027	65,000	72,029

ON Semiconductor Corp. 3.88%, 9/1/2028 (a)	25,000	26,087

Qorvo, Inc. 5.50%, 7/15/2026	95,000	100,781

QUALCOMM, Inc. 1.30%, 5/20/2028 (a)	105,000	105,230

3.25%, 5/20/2050	25,000	28,112

		339,851

Software — 0.5%

CDK Global, Inc. 5.88%, 6/15/2026	80,000	84,030

Microsoft Corp. 3.50%, 2/12/2035	20,000	24,632

3.70%, 8/8/2046	45,000	56,029

2.68%, 6/1/2060	33,000	34,677

Nuance Communications, Inc. 5.63%, 12/15/2026	33,000	34,980

Open Text Corp. (Canada) 5.88%, 6/1/2026 (a)	14,000	14,700

Oracle Corp. 2.65%, 7/15/2026	141,000	154,654

2.95%, 4/1/2030	50,000	55,953

4.38%, 5/15/2055	77,000	96,517

		556,172

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Specialty Retail — 0.4%

Home Depot, Inc. (The) 3.90%, 12/6/2028	68,000	81,428

4.25%, 4/1/2046	71,000	90,689

3.13%, 12/15/2049	25,000	27,371

3.50%, 9/15/2056	20,000	23,694

L Brands, Inc. 5.63%, 10/15/2023	10,000	10,427

6.88%, 11/1/2035	15,000	15,341

Lowe’s Cos., Inc. 4.05%, 5/3/2047	25,000	29,714

Penske Automotive Group, Inc. 5.50%, 5/15/2026	80,000	83,300

PetSmart, Inc. 7.13%, 3/15/2023 (a)	24,000	24,177

Staples, Inc. 7.50%, 4/15/2026 (a)	35,000	31,157

10.75%, 4/15/2027 (a)	23,000	15,985

		433,283

Technology Hardware, Storage & Peripherals — 0.5%

Apple, Inc. 3.35%, 2/9/2027	35,000	40,055

2.20%, 9/11/2029	28,000	30,262

1.65%, 5/11/2030	10,000	10,353

3.85%, 5/4/2043	15,000	18,389

3.45%, 2/9/2045	45,000	52,278

4.38%, 5/13/2045	70,000	91,874

2.40%, 8/20/2050	75,000	74,284

2.55%, 8/20/2060	60,000	58,601

EMC Corp. 3.38%, 6/1/2023	56,000	57,820

Hewlett Packard Enterprise Co. 1.45%, 4/1/2024	20,000	20,257

NCR Corp. 5.75%, 9/1/2027 (a)	50,000	52,500

6.13%, 9/1/2029 (a)	21,000	22,523

Western Digital Corp. 4.75%, 2/15/2026	16,000	17,314

Xerox Corp. 4.12%, 3/15/2023 (e)	13,000	13,344

		559,854

Textiles, Apparel & Luxury Goods — 0.0% (b)

Hanesbrands, Inc. 4.63%, 5/15/2024 (a)	13,000	13,650

4.88%, 5/15/2026 (a)	20,000	21,775

		35,425

Thrifts & Mortgage Finance — 0.0% (b)

Ladder Capital Finance Holdings LLLP

REIT, 5.25%, 10/1/2025 (a)	13,000	12,350

Quicken Loans LLC 5.75%, 5/1/2025 (a)	20,000	20,600

		32,950

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Tobacco — 0.6%

Altria Group, Inc. 3.40%, 5/6/2030	112,000	123,370

3.88%, 9/16/2046	70,000	72,642

BAT Capital Corp. (United Kingdom) 3.56%, 8/15/2027	215,000	235,012

4.39%, 8/15/2037	10,000	10,888

Philip Morris International, Inc. 3.13%, 3/2/2028	29,000	32,455

2.10%, 5/1/2030	100,000	103,630

4.38%, 11/15/2041	10,000	12,236

		590,233

Trading Companies & Distributors — 0.1%

Ahern Rentals, Inc. 7.38%, 5/15/2023 (a)	20,000	8,300

Air Lease Corp. 3.38%, 7/1/2025	40,000	40,706

United Rentals North America, Inc. 4.63%, 10/15/2025	77,000	78,732

WESCO Distribution, Inc. 5.38%, 6/15/2024	13,000	13,358

		141,096

Wireless Telecommunication Services — 0.6%

Hughes Satellite Systems Corp. 5.25%, 8/1/2026	45,000	49,275

6.63%, 8/1/2026	15,000	16,987

Sprint Corp. 7.88%, 9/15/2023	8,000	9,305

7.13%, 6/15/2024	30,000	34,866

7.63%, 3/1/2026	25,000	30,746

T-Mobile USA, Inc. 6.38%, 3/1/2025	50,000	51,063

5.13%, 4/15/2025	59,000	60,482

4.75%, 2/1/2028	10,000	10,775

2.05%, 2/15/2028 (a)	60,000	61,457

3.88%, 4/15/2030 (a)	115,000	131,435

2.55%, 2/15/2031 (a)	50,000	52,282

4.38%, 4/15/2040 (a)	50,000	60,133

4.50%, 4/15/2050 (a)	25,000	30,537

		599,343

Total Corporate Bonds (Cost $29,737,080)		31,069,790

Mortgage-Backed Securities — 24.9%

FHLMC Gold Pools, 30 Year Pool # G60855, 4.50%, 12/1/2045	157,841	176,485

FHLMC Gold Pools, Other Pool # N31271, 4.50%, 1/1/2036	24,468	26,305

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

FHLMC UMBS, 30 Year Pool # QA5045, 4.00%, 11/1/2049	154,140	164,267

FNMA UMBS, 20 Year Pool # MA3004, 4.00%, 5/1/2037	832,865	901,126

FNMA UMBS, 30 Year

Pool # AL2374, 4.00%, 12/1/2041	187,029	210,635

Pool # AL4244, 4.00%, 7/1/2042	193,508	220,004

Pool # BM1164, 3.50%, 12/1/2045	229,378	244,430

Pool # MA3073, 4.50%, 7/1/2047	61,906	67,195

Pool # BK4769, 5.00%, 8/1/2048	1,042,701	1,147,931

Pool # BN5013, 5.00%, 1/1/2049	202,628	229,737

Pool # BO1073, 4.50%, 6/1/2049	118,407	127,969

Pool # BO3039, 3.00%, 7/1/2049	274,778	292,394

Pool # BN6475, 4.00%, 7/1/2049	159,309	170,277

Pool # BO2562, 4.00%, 7/1/2049	197,702	211,253

Pool # BO4519, 4.00%, 8/1/2049	17,909	19,134

Pool # BO2203, 3.50%, 9/1/2049	768,871	810,408

FNMA, Other

Pool # AN3099, 2.53%, 10/1/2024	93,923	99,759

Pool # AM8846, 2.68%, 5/1/2025	149,463	161,067

Pool # AN7560, 2.90%, 12/1/2027	190,000	213,569

Pool # AN9917, 3.80%, 7/1/2028	344,997	404,885

Pool # AN8227, 3.13%, 2/1/2030	150,000	172,879

Pool # AN3609, 3.14%, 12/1/2031	125,000	143,057

Pool # BL6367, 1.82%, 4/1/2032	330,000	347,591

Pool # AN9725, 3.76%, 7/1/2033	106,637	127,071

Pool # MA1072, 3.50%, 5/1/2042	23,266	24,849

FNMA/FHLMC UMBS, Single Family, 30 Year

TBA, 2.50%, 9/25/2050 (i)	3,513,365	3,697,954

TBA, 2.00%, 10/25/2050 (i)	12,500,000	12,860,492

TBA, 2.50%, 10/25/2050 (i)	2,336,635	2,454,954

GNMA II, 30 Year

Pool # AJ9020, 4.50%, 10/20/2044	73,019	77,813

Pool # BB3525, 4.00%, 9/20/2047	57,495	61,949

Pool # BM2418, 4.00%, 8/20/2049	49,590	53,914

Pool # BN7049, 4.50%, 8/20/2049	246,133	274,109

Pool # BP7160, 4.50%, 9/20/2049	135,485	150,766

Total Mortgage-Backed Securities (Cost $26,036,555)		26,346,228

U.S. Treasury Obligations — 15.3%

U.S. Treasury Bonds 5.00%, 5/15/2037	192,000	310,155

1.13%, 5/15/2040	29,100	28,568

4.38%, 5/15/2040	370,000	577,778

3.75%, 11/15/2043	668,000	985,561

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	53

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. Treasury Obligations — continued

3.00%, 11/15/2045	83,000	110,724

3.00%, 2/15/2047	338,000	454,016

3.38%, 11/15/2048	1,069,000	1,547,043

2.00%, 2/15/2050	1,097,000	1,234,639

U.S. Treasury Notes 0.50%, 3/15/2023	662,000	668,025

2.88%, 11/30/2023	522,000	567,634

2.63%, 12/31/2023	1,785,000	1,929,962

2.13%, 2/29/2024	156,000	166,536

1.13%, 2/28/2025	565,000	587,379

1.50%, 8/15/2026	434,000	462,278

0.50%, 5/31/2027	1,297,000	1,299,331

1.50%, 2/15/2030	594,000	639,107

U.S. Treasury STRIPS Bonds 1.02%, 5/15/2033 (j)	1,467,000	1,281,658

1.03%, 8/15/2039 (j)	744,000	592,064

2.17%, 8/15/2041 (j)	207,000	152,268

2.13%, 11/15/2041 (j)	845,000	634,606

2.40%, 2/15/2042 (j)	718,000	522,654

1.35%, 2/15/2045 (j)	649,000	449,173

3.23%, 8/15/2048 (j)	1,558,000	1,010,921

Total U.S. Treasury Obligations (Cost $15,408,066)		16,212,080

Asset-Backed Securities — 13.9%

American Credit Acceptance Receivables Trust Series 2020-2, Class C, 3.88%, 4/13/2026 (a)	280,000	294,115

American Homes 4 Rent Series 2015-SFR1, Class E, 5.64%, 4/17/2052‡ (a)	150,000	164,929

American Homes 4 Rent Trust

Series 2014-SFR3, Class B, 4.20%, 12/17/2036 (a)	125,000	135,105

Series 2015-SFR2, Class A, 3.73%, 10/17/2052‡ (a)	94,405	102,668

AmeriCredit Automobile Receivables Trust Series 2017-2, Class D, 3.42%, 4/18/2023	250,000	256,273

AMSR Trust

Series 2020-SFR1, Class E, 3.22%, 4/17/2037 (a)	500,000	508,432

Series 2020-SFR2, Class E2, 4.28%, 7/17/2037‡ (a)	375,000	388,982

Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 (a)	350,000	350,139

Aqua Finance Trust Series 2019-A, Class B, 3.47%, 7/16/2040‡ (a)	246,000	253,102

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Avid Automobile Receivables Trust Series 2019-1, Class D, 4.03%, 7/15/2026 (a)	300,000	305,035

B2R Mortgage Trust Series 2016-1, Class B, 3.87%, 6/15/2049 ‡ (a)	100,000	100,846

Carvana Auto Receivables Trust

Series 2020-N1A, Class B, 2.01%, 3/17/2025 (a)	500,000	509,050

Series 2019-4A, Class D, 3.07%, 7/15/2025 (a)	110,000	112,271

CPS Auto Receivables Trust

Series 2015-C, Class D, 4.63%, 8/16/2021 (a)	24,022	24,181

Series 2017-C, Class D, 3.79%, 6/15/2023 (a)	100,000	101,586

Series 2020-B, Class C, 3.30%, 4/15/2026 (a)	400,000	413,501

Credit Acceptance Auto Loan Trust Series 2020-1A, Class C, 2.59%, 6/15/2029 (a)	750,000	749,013

Delta Air Lines Pass-Through Trust

Series 2007-1, Class A, 6.82%, 8/10/2022	733	732

Series 2019-1, Class AA, 3.20%, 4/25/2024	15,000	14,919

Drive Auto Receivables Trust Series 2020-2, Class D, 3.05%, 5/15/2028	750,000	777,846

DT Auto Owner Trust

Series 2017-3A, Class D, 3.58%, 5/15/2023 (a)	55,531	55,961

Series 2020-2A, Class D, 4.73%, 3/16/2026 (a)	500,000	538,085

Exeter Automobile Receivables Trust

Series 2020-2A, Class C, 3.28%, 5/15/2025 (a)	250,000	260,330

Series 2020-2A, Class D, 4.73%, 4/15/2026 (a)	400,000	428,386

First Investors Auto Owner Trust

Series 2016-2A, Class D, 3.35%, 11/15/2022 (a)	90,000	91,264

Series 2017-1A, Class D, 3.60%, 4/17/2023 (a)	81,000	82,379

FirstKey Homes Trust Series 2020-SFR1, Class F1, 3.64%, 9/17/2025 (a)	500,000	507,581

Flagship Credit Auto Trust Series 2017-2, Class C, 2.96%, 7/15/2023 (a)	85,000	85,766

FNMA, Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	598,143	658,099

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — continued

Foundation Finance Trust

Series 2020-1A, Class B, 4.62%, 7/16/2040 ‡ (a)	300,000	308,026

Series 2020-1A, Class C, 5.75%, 7/16/2040 ‡ (a)	150,000	150,058

Genesis Private Label Amortizing Trust Series 2020-1, Class B, 2.83%, 7/20/2030 (a)	220,000	221,131

Genesis Sales Finance Master Trust Series 2019-AA, Class A, 4.68%, 8/20/2023 (a)	250,000	251,520

GLS Auto Receivables Trust Series 2018-3A, Class B, 3.78%, 8/15/2023 (a)	150,000	152,702

Hertz Vehicle Financing II LP Series 2019-3A, Class B, 3.03%, 12/26/2025 (a)	101,000	100,398

Hilton Grand Vacations Trust Series 2020-AA, Class C, 6.42%, 2/25/2039‡ (a)	463,343	494,580

Lendmark Funding Trust

Series 2018-2A, Class A, 4.23%, 4/20/2027 (a)	118,000	119,229

Series 2019-2A, Class C, 3.72%, 4/20/2028 ‡ (a)	100,000	92,895

MVW LLC

Series 2020-1A, Class C, 4.21%, 10/20/2037 ‡ (a)	344,361	357,065

Series 2019-2A, Class B, 2.44%, 10/20/2038 ‡ (a)	162,647	163,415

MVW Owner Trust Series 2019-1A, Class C, 3.33%, 11/20/2036 ‡ (a)	109,896	110,811

Prestige Auto Receivables Trust Series 2018-1A, Class D, 4.14%, 10/15/2024 (a)	115,000	117,813

Pretium Mortgage Credit Partners I LLC Series 2019-CFL1, Class A1, 3.72%, 1/25/2059 ‡ (a) (e)	227,562	226,381

Progress Residential Trust

Series 2017-SFR1, Class A, 2.77%, 8/17/2034 (a)	99,458	101,241

Series 2017-SFR1, Class D, 3.57%, 8/17/2034 ‡ (a)	150,000	152,851

Series 2020-SFR2, Class D, 3.87%, 6/17/2037‡ (a)	750,000	784,594

ReadyCap Lending Small Business Loan Trust Series 2019-2, Class A, 2.75%, 12/27/2044 (a) (k)	168,100	156,547

Regional Management Issuance Trust Series 2018-1, Class A, 3.83%, 7/15/2027 (a)	164,484	164,646

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Santander Drive Auto Receivables Trust Series 2019-1, Class C, 3.42%, 4/15/2025	90,000	92,436

Santander Revolving Auto Loan Trust Series 2019-A, Class D, 3.45%, 1/26/2032 (a)	150,000	156,175

Small Business Lending Trust Series 2020-A, Class A, 2.62%, 12/15/2026 (a)	257,553	253,222

Tricon American Homes Series 2020-SFR1, Class E, 3.54%, 7/17/2038 ‡ (a)	300,000	311,639

Upstart Securitization Trust Series 2018-1, Class C, 5.00%, 8/20/2025 ‡ (a)	116,024	115,961

US Airways Pass-Through Trust Series 2011-1, Class A, 7.13%, 10/22/2023	17,547	14,511

USASF Receivables LLC Series 2020-1A, Class B, 3.22%, 5/15/2024 (a)	500,000	501,976

Vericrest Opportunity Loan Trust Series 2019-NPL4, Class A1B, 4.15%, 8/25/2049 ‡ (a) (e)	200,000	193,322

VOLT LXXX LLC Series 2019-NPL6, Class A1B, 4.09%, 10/25/2049 (a) (e)	250,000	241,418

Westgate Resorts LLC Series 2020-1A, Class C, 6.21%, 3/20/2034 ‡ (a)	294,288	304,227

Total Asset-Backed Securities (Cost $14,283,814)		14,681,366

Collateralized Mortgage Obligations — 3.0%

FHLMC, REMIC

Series 2708, Class ZD, 5.50%, 11/15/2033	164,267	188,410

Series 4302, Class PA, 4.00%, 12/15/2043	149,310	165,412

Series 4281, Class BC, 4.50%, 12/15/2043 (k)	194,438	220,138

FNMA, REMIC

Series 2003-7, Class FA, 0.93%, 2/25/2033 (k)	155,991	157,745

Series 2013-108, Class GU, 3.00%, 10/25/2033	545,000	605,722

Series 2005-110, Class TY, 5.50%, 12/25/2035	87,016	102,118

Series 2007-89, Class F, 0.76%, 9/25/2037 (k)	169,687	171,221

Series 2011-112, Class PB, 4.00%, 11/25/2041	200,000	229,829

GNMA

Series 2010-H24, Class FA, 0.51%, 10/20/2060 (k)	100,190	99,864

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	55

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Collateralized Mortgage Obligations — continued

Series 2014-H03, Class FA, 0.76%, 1/20/2064 (k)	109,424	109,710

Series 2015-H05, Class FC, 0.64%, 2/20/2065 (k)	338,820	338,216

New Residential Mortgage Loan Trust Series 2020-RPL2, Class A1, 3.58%, 8/25/2025 (a) (k)	100,000	100,006

Seasoned Credit Risk Transfer Trust

Series 2018-3, Class MA, 3.50%, 8/25/2057 ‡	122,704	132,161

Series 2019-1, Class MA, 3.50%, 7/25/2058 ‡	230,522	249,046

Series 2019-2, Class MA, 3.50%, 8/25/2058 ‡	247,682	268,214

Total Collateralized Mortgage Obligations (Cost $2,977,156)		3,137,812

Commercial Mortgage-Backed Securities — 2.6%

Bancorp Commercial Mortgage Trust Series 2019-CRE6, Class D, 2.46%, 9/15/2036 ‡ (a) (k)	150,000	136,150

FHLMC, Multi-Family Structured Pass-Through Certificates

Series KJ08, Class A2, 2.36%, 8/25/2022	48,607	49,581

Series K088, Class A2, 3.69%, 1/25/2029	350,000	418,730

FNMA ACES Series 2017-M3, Class A2, 2.57%, 12/25/2026 (k)	350,000	378,535

FREMF Mortgage Trust

Series 2015-K720, Class B, 3.51%, 7/25/2022 (a) (k)	180,000	185,773

Series 2015-K44, Class B, 3.81%, 1/25/2048 (a) (k)	200,000	213,968

Series 2015-K45, Class B, 3.71%, 4/25/2048 (a) (k)	100,000	106,971

Series 2015-K48, Class B, 3.76%, 8/25/2048 (a) (k)	200,000	214,436

Series 2015-K50, Class B, 3.91%, 10/25/2048 (a) (k)	200,000	216,162

Series 2015-K51, Class B, 4.09%, 10/25/2048 (a) (k)	175,000	190,786

Series 2016-K52, Class B, 4.06%, 1/25/2049 (a) (k)	250,000	275,366

Series 2016-K53, Class C, 4.16%, 3/25/2049 (a) (k)	50,000	53,076

Series 2017-K729, Class B, 3.80%, 11/25/2049 (a) (k)	300,000	318,013

Total Commercial Mortgage-Backed Securities (Cost $2,572,512)		2,757,547

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — 0.0% (b)

Ohio — 0.0% (b)

Ohio State University, General Receipts Rev., 5.59%, 12/1/2114 (Cost $32,791)	25,000	37,199

	SHARES
Preferred Stocks — 0.0% (b)

Internet & Direct Marketing Retail — 0.0% (b)

MYT Holding Co., 10.00%, 6/7/2029 (a) (Cost $3,213)	3,382	3,027

Short-Term Investments — 28.4%

Investment Companies — 28.4%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (l) (m) (Cost $30,087,297)	30,087,297	30,087,297

Total Investments — 117.5% (Cost $121,138,484)		124,332,346

Liabilities in Excess of Other Assets — (17.5)%		(18,502,181)

NET ASSETS — 100.0%		105,830,165

Percentages indicated are based on net assets.

Abbreviations

ACES	Alternative Credit Enhancement Securities
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
STRIPS

   Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

TBA	To Be Announced; Security is subject to delayed delivery
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

(d)	Defaulted security.
(e)

   Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2020.

(f)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(g)

   Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2020.

(h)	Security is an interest bearing note with preferred security characteristics.

(i)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(j)	The rate shown is the effective yield as of August 31, 2020.
(k)

   Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2020.

(l)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(m)	The rate shown is the current yield as of August 31, 2020.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of August 31, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 2 Year Note	18	12/2020	USD	3,976,875	1,652
U.S. Treasury 5 Year Note	29	12/2020	USD	3,654,000	2,442
U.S. Treasury 10 Year Ultra Note	5	12/2020	USD	795,938	(659)
U.S. Treasury Long Bond	7	12/2020	USD	1,226,313	(5,703)
U.S. Treasury Ultra Bond	2	12/2020	USD	438,812	(5,512)

					(7,780)

Short Contracts
U.S. Treasury 10 Year Note	(14)	12/2020	USD	(1,948,188)	(1,482)
U.S. Treasury Ultra Bond	(1)	12/2020	USD	(219,406)	2,068

					586

					(7,194)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	57

JPMorgan Corporate Bond Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — 98.8%

Aerospace & Defense — 4.4%

BAE Systems plc (United Kingdom) 3.40%, 4/15/2030 (a)	35,000	39,386

Boeing Co. (The) 4.51%, 5/1/2023	150,000	158,408

4.88%, 5/1/2025	149,000	162,080

5.04%, 5/1/2027	141,000	155,147

5.15%, 5/1/2030	102,000	114,206

3.60%, 5/1/2034	127,000	123,313

5.71%, 5/1/2040	35,000	40,580

5.81%, 5/1/2050	20,000	23,892

L3Harris Technologies, Inc. 4.40%, 6/15/2028	34,000	40,546

Leidos, Inc. 4.38%, 5/15/2030 (a)	190,000	222,353

Lockheed Martin Corp. 3.55%, 1/15/2026	34,000	38,809

4.09%, 9/15/2052	109,000	140,783

Northrop Grumman Corp.

3.25%, 1/15/2028	74,000	83,674

4.03%, 10/15/2047	121,000	147,358

Precision Castparts Corp. 3.25%, 6/15/2025	24,000	26,800

Raytheon Technologies Corp.

3.50%, 3/15/2027 (a)	63,000	71,327

3.13%, 5/4/2027	114,000	126,203

4.45%, 11/16/2038	83,000	102,356

3.75%, 11/1/2046	72,000	82,923

		1,900,144

Banks — 16.9%

Bank of America Corp.

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023(b)	415,000	437,362

(ICE LIBOR USD 3 Month + 0.78%), 3.55%, 3/5/2024(b)	114,000	122,034

(ICE LIBOR USD 3 Month + 0.87%), 2.46%, 10/22/2025(b)	30,000	31,785

(ICE LIBOR USD 3 Month + 1.06%), 3.56%, 4/23/2027(b)	122,000	137,134

(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028(b)	114,000	129,629

(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028(b)	155,000	173,212

(ICE LIBOR USD 3 Month + 0.99%), 2.50%, 2/13/2031(b)	83,000	87,460

(ICE LIBOR USD 3 Month + 1.81%), 4.24%, 4/24/2038(b)	124,000	151,067

(ICE LIBOR USD 3 Month + 1.19%), 3.95%, 1/23/2049(b)	20,000	24,421

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

(ICE LIBOR USD 3 Month + 3.15%), 4.08%, 3/20/2051 (b)	62,000	77,182

Bank of Nova Scotia (The) (Canada) 2.70%, 3/7/2022	83,000	86,219

Citigroup, Inc.

(ICE LIBOR USD 3 Month + 0.95%), 2.88%, 7/24/2023(b)	233,000	242,821

(ICE LIBOR USD 3 Month + 0.90%), 3.35%, 4/24/2025 (b)	52,000	56,566

(SOFR + 2.75%), 3.11%, 4/8/2026(b)	62,000	67,267

3.20%, 10/21/2026	233,000	259,402

(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (b)	60,000	67,741

(SOFR + 1.15%), 2.67%, 1/29/2031 (b)	83,000	88,376

(SOFR + 3.91%), 4.41%, 3/31/2031 (b)	124,000	150,596

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (b)	71,000	84,297

4.65%, 7/23/2048	62,000	83,025

Citizens Financial Group, Inc. 4.30%, 12/3/2025	128,000	147,253

Cooperatieve Rabobank UA (Netherlands) 3.88%, 2/8/2022	61,000	64,110

HSBC Holdings plc (United Kingdom) 4.00%, 3/30/2022	135,000	142,283

(ICE LIBOR USD 3 Month + 1.61%), 3.97%, 5/22/2030 (b)	200,000	227,386

Huntington Bancshares, Inc.

2.30%, 1/14/2022	186,000	190,660

2.63%, 8/6/2024	47,000	50,314

Mitsubishi UFJ Financial Group, Inc. (Japan)

2.67%, 7/25/2022	103,000	107,076

3.76%, 7/26/2023	308,000	335,557

3.68%, 2/22/2027	31,000	35,280

3.96%, 3/2/2028	39,000	45,409

3.74%, 3/7/2029	183,000	210,979

Natwest Group plc (United Kingdom)

6.13%, 12/15/2022	395,000	433,631

6.00%, 12/19/2023	181,000	204,067

5.13%, 5/28/2024	201,000	222,485

PNC Financial Services Group, Inc. (The)

3.90%, 4/29/2024	13,000	14,406

2.60%, 7/23/2026	197,000	216,250

3.15%, 5/19/2027	23,000	25,887

Sumitomo Mitsui Financial Group, Inc. (Japan)

2.78%, 7/12/2022	83,000	86,548

2.63%, 7/14/2026	72,000	78,219

3.36%, 7/12/2027	61,000	68,474

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

US Bancorp Series V, 2.38%, 7/22/2026	105,000	114,989

Wells Fargo & Co.

2.63%, 7/22/2022	248,000	257,986

3.75%, 1/24/2024	114,000	124,544

(ICE LIBOR USD 3 Month + 0.83%), 2.41%, 10/30/2025 (b)	72,000	75,852

(SOFR + 2.00%), 2.19%, 4/30/2026 (b)	83,000	86,732

3.00%, 10/23/2026	148,000	163,292

4.30%, 7/22/2027	72,000	82,773

(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 5/22/2028 (b)	146,000	163,547

(ICE LIBOR USD 3 Month + 1.17%), 2.88%, 10/30/2030 (b)	162,000	174,143

3.90%, 5/1/2045	93,000	108,954

4.75%, 12/7/2046	52,000	65,572

Westpac Banking Corp. (Australia)

2.75%, 1/11/2023	72,000	75,957

2.85%, 5/13/2026	193,000	214,309

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.00%), 4.11%, 7/24/2034 (b)	83,000	93,690

		7,266,210

Beverages — 2.2%

Anheuser-Busch Cos. LLC (Belgium)

3.65%, 2/1/2026	83,000	93,750

4.70%, 2/1/2036	61,000	72,752

4.90%, 2/1/2046	128,000	157,414

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

4.00%, 4/13/2028	41,000	47,498

4.90%, 1/23/2031	26,000	33,122

4.60%, 4/15/2048	126,000	149,873

4.44%, 10/6/2048	31,000	35,991

Keurig Dr Pepper, Inc.

4.06%, 5/25/2023	137,000	149,685

3.80%, 5/1/2050	20,000	23,095

PepsiCo, Inc.

2.75%, 3/19/2030	83,000	92,987

3.45%, 10/6/2046	52,000	60,787

3.63%, 3/19/2050	20,000	24,215

		941,169

Biotechnology — 3.0%

AbbVie, Inc.

3.45%, 3/15/2022 (a)	52,000	54,044

2.90%, 11/6/2022	165,000	173,600

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Biotechnology — continued

2.60%, 11/21/2024 (a)	47,000	50,370

3.60%, 5/14/2025	52,000	58,034

2.95%, 11/21/2026 (a)	98,000	107,783

4.25%, 11/14/2028	98,000	116,660

4.05%, 11/21/2039 (a)	129,000	150,459

4.70%, 5/14/2045	52,000	64,855

4.25%, 11/21/2049 (a)	57,000	68,606

Amgen, Inc.

2.20%, 2/21/2027	52,000	55,030

2.45%, 2/21/2030	47,000	50,068

4.40%, 5/1/2045	20,000	24,833

3.38%, 2/21/2050	20,000	21,825

Gilead Sciences, Inc.

3.65%, 3/1/2026	72,000	82,241

4.15%, 3/1/2047	169,000	216,303

		1,294,711

Building Products — 0.1%

Carrier Global Corp. 3.58%, 4/5/2050 (a)	20,000	21,191

Capital Markets — 5.7%

Bank of New York Mellon Corp. (The)

2.20%, 8/16/2023	62,000	65,044

(ICE LIBOR USD 3 Month + 1.07%), 3.44%, 2/7/2028(b)	116,000	134,067

CME Group, Inc. 3.00%, 3/15/2025	85,000	93,136

Credit Suisse Group AG (Switzerland) (ICE LIBOR USD 3 Month + 1.24%), 4.21%, 6/12/2024 (a) (b)	250,000	271,724

Goldman Sachs Group, Inc. (The)

5.75%, 1/24/2022	210,000	225,411

4.00%, 3/3/2024	194,000	214,934

3.85%, 1/26/2027	75,000	85,401

(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029(b)	107,000	125,692

3.80%, 3/15/2030	124,000	144,441

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (b)	153,000	180,195

Morgan Stanley

2.75%, 5/19/2022	188,000	195,236

3.70%, 10/23/2024	52,000	58,050

(SOFR + 1.99%), 2.19%, 4/28/2026 (b)	40,000	42,078

3.63%, 1/20/2027	72,000	81,791

(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (b)	165,000	189,513

(SOFR + 1.14%), 2.70%, 1/22/2031 (b)	93,000	100,218

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	59

JPMorgan Corporate Bond Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Capital Markets — continued

(SOFR + 3.12%), 3.62%, 4/1/2031 (b)	62,000	72,002

(ICE LIBOR USD 3 Month + 1.46%), 3.97%, 7/22/2038(b)	114,000	136,980

4.30%, 1/27/2045	21,000	27,390

		2,443,303

Chemicals — 1.8%

Dow Chemical Co. (The) 3.50%, 10/1/2024	88,000	96,246

DuPont de Nemours, Inc.

4.21%, 11/15/2023	170,000	187,818

4.73%, 11/15/2028	109,000	133,243

Huntsman International LLC 4.50%, 5/1/2029	62,000	69,229

Nutrien Ltd. (Canada) 4.20%, 4/1/2029	100,000	119,224

Sherwin-Williams Co. (The)

2.75%, 6/1/2022	4,000	4,151

3.45%, 6/1/2027	60,000	68,040

2.95%, 8/15/2029	100,000	109,950

		787,901

Commercial Services & Supplies — 0.1%

Waste Management, Inc. 4.15%, 7/15/2049	32,000	40,176

Consumer Finance — 1.9%

American Express Co. 3.70%, 8/3/2023	62,000	67,531

Capital One Financial Corp.

3.30%, 10/30/2024	142,000	154,670

3.80%, 1/31/2028	124,000	138,483

Discover Financial Services 4.10%, 2/9/2027	129,000	143,608

General Motors Financial Co., Inc. 3.20%, 7/6/2021	159,000	161,656

John Deere Capital Corp.

1.20%, 4/6/2023	21,000	21,462

2.60%, 3/7/2024	103,000	110,398

		797,808

Containers & Packaging — 0.5%

International Paper Co.

4.40%, 8/15/2047	72,000	86,464

4.35%, 8/15/2048	40,000	47,832

WRKCo, Inc. 4.65%, 3/15/2026	56,000	65,866

		200,162

Diversified Consumer Services — 0.1%

University of Chicago (The) Series 20B, 2.76%, 4/1/2045	21,000	22,183

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Diversified Consumer Services — continued

William Marsh Rice University 2.60%, 5/15/2050	20,000	20,427

		42,610

Diversified Financial Services — 1.3%

GE Capital International Funding Co. Unlimited Co. 2.34%, 11/15/2020	200,000	200,806

ORIX Corp. (Japan) 2.90%, 7/18/2022	10,000	10,396

Shell International Finance BV (Netherlands)

2.38%, 4/6/2025	41,000	44,040

3.25%, 5/11/2025	23,000	25,693

4.13%, 5/11/2035	165,000	204,528

4.38%, 5/11/2045	35,000	43,358

4.00%, 5/10/2046	21,000	24,906

3.25%, 4/6/2050	21,000	22,612

		576,339

Diversified Telecommunication Services — 3.1%

AT&T, Inc.

3.00%, 6/30/2022	154,000	160,750

4.30%, 2/15/2030	142,000	169,642

2.25%, 2/1/2032	130,000	131,766

4.50%, 5/15/2035	100,000	119,540

5.25%, 3/1/2037	67,000	84,371

4.50%, 3/9/2048	193,000	226,053

Verizon Communications, Inc.

3.38%, 2/15/2025	90,000	100,715

4.33%, 9/21/2028	45,000	54,513

4.02%, 12/3/2029	40,000	47,999

4.40%, 11/1/2034	20,000	24,957

4.27%, 1/15/2036	168,000	205,414

		1,325,720

Electric Utilities — 5.7%

Commonwealth Edison Co. 3.00%, 3/1/2050	60,000	64,388

Duke Energy Corp.

3.75%, 4/15/2024	217,000	239,145

2.65%, 9/1/2026	18,000	19,648

3.75%, 9/1/2046	93,000	106,855

Duke Energy Indiana LLC

Series YYY, 3.25%, 10/1/2049	20,000	22,329

2.75%, 4/1/2050	20,000	20,525

Edison International

3.13%, 11/15/2022	57,000	59,350

2.95%, 3/15/2023	155,000	159,572

4.13%, 3/15/2028	26,000	27,136

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Electric Utilities — continued

Emera US Finance LP (Canada) 4.75%, 6/15/2046	101,000	125,218

Entergy Louisiana LLC

4.00%, 3/15/2033	179,000	224,668

2.90%, 3/15/2051	7,000	7,388

Entergy Texas, Inc. 3.55%, 9/30/2049	36,000	40,679

Evergy, Inc.

2.45%, 9/15/2024	103,000	109,291

2.90%, 9/15/2029	78,000	84,354

FirstEnergy Corp.

2.65%, 3/1/2030	24,000	24,677

Series C, 4.85%, 7/15/2047	52,000	63,825

Florida Power & Light Co.

3.95%, 3/1/2048	30,000	38,284

3.15%, 10/1/2049	72,000	81,645

Fortis, Inc. (Canada) 3.06%, 10/4/2026	116,000	126,756

NextEra Energy Capital Holdings, Inc.

1.95%, 9/1/2022	80,000	82,112

3.15%, 4/1/2024	30,000	32,554

2.75%, 11/1/2029	93,000	101,579

Pacific Gas and Electric Co. 4.50%, 7/1/2040	210,000	220,275

PPL Electric Utilities Corp. 3.00%, 10/1/2049	20,000	21,504

Southern California Edison Co.

2.25%, 6/1/2030	10,000	10,163

Series 13-A, 3.90%, 3/15/2043	6,000	6,464

Series C, 3.60%, 2/1/2045	87,000	89,394

4.00%, 4/1/2047	52,000	56,591

3.65%, 2/1/2050	14,000	14,863

Southern Co. (The) 4.40%, 7/1/2046	56,000	66,767

Virginia Electric & Power Co.

Series A, 3.15%, 1/15/2026	17,000	18,947

Series A, 3.50%, 3/15/2027	43,000	48,887

4.60%, 12/1/2048	30,000	41,357

		2,457,190

Electronic Equipment, Instruments & Components — 0.2%

Corning, Inc. 5.45%, 11/15/2079	62,000	77,471

Entertainment — 0.6%

Walt Disney Co. (The)

2.00%, 9/1/2029	50,000	51,987

2.65%, 1/13/2031	40,000	43,280

3.50%, 5/13/2040	80,000	89,913

2.75%, 9/1/2049	60,000	58,834

		244,014

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Equity Real Estate Investment Trusts (REITs) — 3.9%

Alexandria Real Estate Equities, Inc. 2.75%, 12/15/2029	78,000	84,759

American Tower Corp.

3.38%, 10/15/2026	134,000	150,713

3.55%, 7/15/2027	163,000	183,730

3.80%, 8/15/2029	83,000	95,893

3.10%, 6/15/2050	20,000	20,557

Boston Properties LP 4.50%, 12/1/2028	31,000	36,650

Crown Castle International Corp.

3.80%, 2/15/2028	52,000	59,359

3.30%, 7/1/2030	88,000	97,662

2.25%, 1/15/2031	50,000	51,108

Healthpeak Properties, Inc.

4.00%, 6/1/2025	341,000	384,232

2.88%, 1/15/2031	50,000	53,341

Prologis LP 3.75%, 11/1/2025	155,000	177,633

Simon Property Group LP

2.45%, 9/13/2029	62,000	61,988

3.25%, 9/13/2049	40,000	37,410

UDR, Inc. 3.00%, 8/15/2031	20,000	21,934

Welltower, Inc. 3.63%, 3/15/2024	145,000	156,766

		1,673,735

Food & Staples Retailing — 0.7%

Costco Wholesale Corp. 1.60%, 4/20/2030	70,000	71,656

Kroger Co. (The)

4.45%, 2/1/2047	45,000	55,078

3.95%, 1/15/2050	60,000	69,800

Walmart, Inc.

3.70%, 6/26/2028	25,000	29,632

4.05%, 6/29/2048	51,000	65,788

		291,954

Gas Utilities — 0.1%

Atmos Energy Corp. 4.13%, 10/15/2044	31,000	38,382

Health Care Equipment & Supplies — 1.6%

Becton Dickinson and Co.

2.89%, 6/6/2022	303,000	314,561

3.70%, 6/6/2027	50,000	56,662

4.69%, 12/15/2044	57,000	71,814

4.67%, 6/6/2047	41,000	51,495

3.79%, 5/20/2050	21,000	23,580

DH Europe Finance II SARL 3.25%, 11/15/2039	83,000	93,128

Medtronic, Inc. 3.50%, 3/15/2025	52,000	58,513

		669,753

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	61

JPMorgan Corporate Bond Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Health Care Providers & Services — 4.1%

Aetna, Inc.

2.80%, 6/15/2023	222,000	234,071

3.88%, 8/15/2047	40,000	46,437

Anthem, Inc. 4.65%, 8/15/2044	99,000	126,065

Cigna Corp.

3.25%, 4/15/2025	134,000	147,993

2.40%, 3/15/2030	30,000	31,477

4.80%, 8/15/2038	70,000	88,068

CVS Health Corp.

3.70%, 3/9/2023	50,000	53,821

2.63%, 8/15/2024	10,000	10,726

4.30%, 3/25/2028	94,000	110,663

2.70%, 8/21/2040	200,000	194,755

5.05%, 3/25/2048	50,000	64,904

HCA, Inc.

4.50%, 2/15/2027	72,000	82,205

5.25%, 6/15/2049	135,000	168,618

UnitedHealth Group, Inc.

3.75%, 7/15/2025	70,000	80,094

3.50%, 8/15/2039	98,000	113,556

2.75%, 5/15/2040	205,000	216,215

		1,769,668

Hotels, Restaurants & Leisure — 0.7%

McDonald’s Corp. 2.13%, 3/1/2030	15,000	15,586

3.63%, 9/1/2049	114,000	127,205

Starbucks Corp. 3.50%, 11/15/2050	130,000	137,734

		280,525

Industrial Conglomerates — 0.9%

General Electric Co. 2.70%, 10/9/2022	165,000	172,516

6.75%, 3/15/2032	32,000	40,080

5.88%, 1/14/2038	146,000	168,602

4.13%, 10/9/2042	8,000	8,024

		389,222

Insurance — 1.3%

Aflac, Inc. 3.60%, 4/1/2030	40,000	46,834

American International Group, Inc. 3.90%, 4/1/2026	28,000	32,030

4.50%, 7/16/2044	70,000	82,112

Berkshire Hathaway Finance Corp. 4.20%, 8/15/2048	114,000	145,813

4.25%, 1/15/2049	20,000	25,855

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Insurance — continued

Marsh & McLennan Cos., Inc. 4.38%, 3/15/2029	30,000	36,488

MetLife, Inc. 4.13%, 8/13/2042	20,000	24,420

New York Life Global Funding 2.88%, 4/10/2024 (a)	62,000	66,957

Northwestern Mutual Life Insurance Co. (The) 3.85%, 9/30/2047 (a)	20,000	22,734

Prudential Financial, Inc.

3.91%, 12/7/2047	21,000	23,767

3.70%, 3/13/2051	52,000	57,878

		564,888

Internet & Direct Marketing Retail — 0.7%

Amazon.com, Inc. 3.88%, 8/22/2037	228,000	284,823

4.05%, 8/22/2047	10,000	12,927

		297,750

IT Services — 2.2%

Fidelity National Information Services, Inc. 3.00%, 8/15/2026	197,000	220,244

Global Payments, Inc. 3.20%, 8/15/2029	114,000	124,849

4.15%, 8/15/2049	12,000	14,100

International Business Machines Corp. 3.00%, 5/15/2024	100,000	108,706

3.30%, 5/15/2026	300,000	340,552

Mastercard, Inc. 2.95%, 6/1/2029	35,000	39,604

3.35%, 3/26/2030	10,000	11,728

Visa, Inc. 3.15%, 12/14/2025	72,000	80,955

3.65%, 9/15/2047	20,000	24,530

		965,268

Life Sciences Tools & Services — 0.2%

Thermo Fisher Scientific, Inc. 3.00%, 4/15/2023	72,000	76,450

4.10%, 8/15/2047	23,000	29,376

		105,826

Machinery — 0.6%

Caterpillar, Inc. 3.80%, 8/15/2042	20,000	24,493

Deere & Co. 2.75%, 4/15/2025	20,000	21,885

3.75%, 4/15/2050	88,000	107,971

Otis Worldwide Corp. 2.06%, 4/5/2025 (a)	40,000	42,175

2.57%, 2/15/2030 (a)	40,000	42,676

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Machinery — continued

3.36%, 2/15/2050 (a)	20,000	21,865

		261,065

Media — 4.0%

Charter Communications Operating LLC 4.46%, 7/23/2022	194,000	206,724

2.80%, 4/1/2031	40,000	42,026

6.48%, 10/23/2045	65,000	86,828

4.80%, 3/1/2050	83,000	94,384

3.70%, 4/1/2051	25,000	24,778

Comcast Corp.

3.70%, 4/15/2024	173,000	192,080

3.95%, 10/15/2025	81,000	93,381

3.15%, 3/1/2026	72,000	80,763

4.15%, 10/15/2028	77,000	93,275

3.40%, 4/1/2030	40,000	46,239

3.90%, 3/1/2038	118,000	141,047

4.60%, 10/15/2038	184,000	235,843

4.00%, 11/1/2049	30,000	36,227

3.45%, 2/1/2050	20,000	22,422

2.45%, 8/15/2052	20,000	19,035

Discovery Communications LLC

3.95%, 3/20/2028	60,000	67,871

5.00%, 9/20/2037	30,000	35,351

4.65%, 5/15/2050	97,000	110,794

ViacomCBS, Inc. 4.95%, 5/19/2050	60,000	69,646

		1,698,714

Metals & Mining — 0.7%

Glencore Funding LLC (Australia) 4.13%, 5/30/2023 (a)	103,000	110,789

Vale Overseas Ltd. (Brazil) 6.25%, 8/10/2026	142,000	168,767

		279,556

Multi-Utilities — 2.1%

Ameren Corp. 2.50%, 9/15/2024	109,000	116,344

Berkshire Hathaway Energy Co.

4.50%, 2/1/2045	83,000	106,068

3.80%, 7/15/2048	60,000	71,345

4.45%, 1/15/2049	31,000	39,837

Dominion Energy, Inc. 3.90%, 10/1/2025	17,000	19,432

NiSource, Inc. 2.95%, 9/1/2029	35,000	38,361

3.60%, 5/1/2030	40,000	46,066

San Diego Gas & Electric Co. Series TTT, 4.10%, 6/15/2049	31,000	37,916

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Multi-Utilities — continued

Sempra Energy

3.25%, 6/15/2027	40,000	44,349

3.80%, 2/1/2038	38,000	43,145

4.00%, 2/1/2048	52,000	60,241

Southern Co. Gas Capital Corp.

2.45%, 10/1/2023	165,000	173,419

Series 20-A, 1.75%, 1/15/2031	120,000	118,820

		915,343

Oil, Gas & Consumable Fuels — 6.1%

BP Capital Markets America, Inc.

4.23%, 11/6/2028	31,000	36,924

3.63%, 4/6/2030	52,000	59,744

3.00%, 2/24/2050	67,000	65,908

BP Capital Markets plc (United Kingdom) 3.28%, 9/19/2027	217,000	242,197

Cameron LNG LLC 2.90%, 7/15/2031 (a)	30,000	32,809

3.30%, 1/15/2035 (a)	25,000	28,120

3.70%, 1/15/2039 (a)	5,000	5,581

Chevron Corp. 1.55%, 5/11/2025	83,000	86,349

2.95%, 5/16/2026	72,000	80,142

Columbia Pipeline Group, Inc. 4.50%, 6/1/2025	152,000	176,913

Concho Resources, Inc. 4.30%, 8/15/2028	60,000	67,704

Enbridge, Inc. (Canada) 4.25%, 12/1/2026	63,000	72,811

Energy Transfer Operating LP 4.95%, 6/15/2028	32,000	34,274

Enterprise Products Operating LLC 3.13%, 7/31/2029	21,000	22,914

5.10%, 2/15/2045	44,000	52,455

4.20%, 1/31/2050	36,000	39,165

Exxon Mobil Corp. 2.99%, 3/19/2025	62,000	68,075

2.61%, 10/15/2030	165,000	179,221

3.00%, 8/16/2039	145,000	155,475

4.33%, 3/19/2050	20,000	25,545

Hess Corp. 4.30%, 4/1/2027	52,000	55,339

Kinder Morgan, Inc. 4.30%, 6/1/2025	86,000	97,628

2.00%, 2/15/2031	50,000	48,865

5.55%, 6/1/2045	65,000	80,184

Marathon Petroleum Corp. 4.75%, 9/15/2044	17,000	18,989

MPLX LP 4.25%, 12/1/2027	28,000	31,253

4.00%, 3/15/2028	34,000	37,434

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	63

JPMorgan Corporate Bond Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

4.50%, 4/15/2038	62,000	65,637

5.50%, 2/15/2049	20,000	23,615

Plains All American Pipeline LP 3.55%, 12/15/2029	60,000	59,718

Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	93,000	108,230

Sunoco Logistics Partners Operations LP 5.40%, 10/1/2047	117,000	114,596

Total Capital International SA (France) 2.43%, 1/10/2025	72,000	77,226

2.83%, 1/10/2030	134,000	148,822

3.46%, 7/12/2049	20,000	22,175

TransCanada PipeLines Ltd. (Canada) 4.63%, 3/1/2034	84,000	100,912

		2,622,949

Pharmaceuticals — 4.1%

AstraZeneca plc (United Kingdom) 4.38%, 11/16/2045	52,000	68,450

Bristol-Myers Squibb Co. 3.40%, 7/26/2029	52,000	60,683

4.35%, 11/15/2047	72,000	95,986

4.25%, 10/26/2049	72,000	95,574

Eli Lilly and Co. 2.25%, 5/15/2050	124,000	117,518

Merck & Co., Inc. 2.75%, 2/10/2025	103,000	112,218

3.40%, 3/7/2029	30,000	35,023

Novartis Capital Corp. (Switzerland) 2.75%, 8/14/2050	20,000	21,145

Pfizer, Inc. 4.00%, 12/15/2036	40,000	49,093

2.55%, 5/28/2040	30,000	31,319

4.40%, 5/15/2044	20,000	26,559

2.70%, 5/28/2050	100,000	103,771

Shire Acquisitions Investments Ireland DAC 2.40%, 9/23/2021	76,000	77,528

2.88%, 9/23/2023	124,000	132,037

3.20%, 9/23/2026	260,000	291,164

Upjohn, Inc. 1.13%, 6/22/2022 (a)	90,000	90,809

1.65%, 6/22/2025 (a)	25,000	25,678

2.30%, 6/22/2027 (a)	20,000	20,818

2.70%, 6/22/2030 (a)	80,000	83,453

3.85%, 6/22/2040 (a)	20,000	21,672

4.00%, 6/22/2050 (a)	25,000	27,221

Zoetis, Inc. 3.00%, 9/12/2027	83,000	92,584

4.70%, 2/1/2043	40,000	52,803

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pharmaceuticals — continued

3.00%, 5/15/2050	40,000	43,180

		1,776,286

Road & Rail — 2.5%

Burlington Northern Santa Fe LLC 4.55%, 9/1/2044	25,000	32,969

4.15%, 4/1/2045	73,000	91,998

CSX Corp. 3.25%, 6/1/2027	190,000	214,847

4.25%, 3/15/2029	40,000	48,203

4.10%, 3/15/2044	20,000	24,411

4.30%, 3/1/2048	59,000	74,367

3.80%, 4/15/2050	10,000	11,954

Norfolk Southern Corp.

4.15%, 2/28/2048	134,000	166,530

3.16%, 5/15/2055 (a)	40,000	41,798

Union Pacific Corp.

3.95%, 9/10/2028	122,000	144,961

3.70%, 3/1/2029	72,000	84,232

4.38%, 9/10/2038	42,000	52,090

4.30%, 3/1/2049	52,000	66,870

3.25%, 2/5/2050	26,000	28,486

		1,083,716

Semiconductors & Semiconductor Equipment — 1.9%

Analog Devices, Inc. 3.50%, 12/5/2026	84,000	95,503

Broadcom Corp.

3.63%, 1/15/2024	114,000	123,094

3.88%, 1/15/2027	193,000	213,870

Broadcom, Inc.

3.15%, 11/15/2025	81,000	87,686

4.75%, 4/15/2029	52,000	60,828

Intel Corp.

3.73%, 12/8/2047	30,000	35,583

3.25%, 11/15/2049	100,000	111,313

4.75%, 3/25/2050	20,000	27,419

NXP BV (Netherlands) 4.30%, 6/18/2029 (a)	40,000	46,551

QUALCOMM, Inc. 3.25%, 5/20/2050	20,000	22,489

		824,336

Software — 2.3%

Microsoft Corp.

3.30%, 2/6/2027	30,000	34,321

3.45%, 8/8/2036	72,000	86,415

4.10%, 2/6/2037	72,000	92,673

3.70%, 8/8/2046	141,000	175,558

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Software — continued

2.53%, 6/1/2050	60,000	62,771

Oracle Corp.

2.50%, 4/1/2025	83,000	89,472

3.25%, 11/15/2027	55,000	62,087

2.95%, 4/1/2030	67,000	74,978

3.80%, 11/15/2037	52,000	60,206

3.60%, 4/1/2040	62,000	69,878

4.00%, 7/15/2046	31,000	36,340

3.60%, 4/1/2050	124,000	138,383

		983,082

Specialty Retail — 2.0%

AutoZone, Inc. 1.65%, 1/15/2031	90,000	88,835

Home Depot, Inc. (The)

2.70%, 4/15/2030	62,000	68,650

4.20%, 4/1/2043	30,000	37,588

3.13%, 12/15/2049	47,000	51,457

3.35%, 4/15/2050	20,000	22,754

3.50%, 9/15/2056	20,000	23,694

Lowe’s Cos., Inc.

3.10%, 5/3/2027	40,000	44,543

3.70%, 4/15/2046	83,000	93,715

4.05%, 5/3/2047	40,000	47,542

O’Reilly Automotive, Inc. 3.60%, 9/1/2027	255,000	293,485

TJX Cos., Inc. (The) 3.50%, 4/15/2025	83,000	92,637

		864,900

Technology Hardware, Storage & Peripherals — 2.1%

Apple, Inc.

2.40%, 5/3/2023	80,000	84,443

3.25%, 2/23/2026	64,000	72,309

2.90%, 9/12/2027	73,000	82,089

1.65%, 5/11/2030	40,000	41,412

3.85%, 5/4/2043	20,000	24,519

3.45%, 2/9/2045	83,000	96,424

4.65%, 2/23/2046	121,000	165,617

Dell International LLC

4.42%, 6/15/2021 (a)	52,000	53,347

5.45%, 6/15/2023 (a)	176,000	194,361

6.02%, 6/15/2026 (a)	40,000	47,092

5.30%, 10/1/2029 (a)	40,000	45,620

		907,233

Textiles, Apparel & Luxury Goods — 0.3%

NIKE, Inc.

3.25%, 3/27/2040	30,000	33,664

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Textiles, Apparel & Luxury Goods — continued

3.38%, 3/27/2050	90,000	103,004

		136,668

Thrifts & Mortgage Finance — 0.5%

Nationwide Building Society (United Kingdom) (ICE LIBOR USD 3 Month + 1.18%), 3.62%, 4/26/2023 (a) (b)	200,000	209,131

Tobacco — 2.2%

Altria Group, Inc.

2.85%, 8/9/2022	103,000	107,518

4.80%, 2/14/2029	114,000	136,336

5.80%, 2/14/2039	52,000	66,040

5.38%, 1/31/2044	83,000	102,580

5.95%, 2/14/2049	20,000	27,028

BAT Capital Corp. (United Kingdom)

4.39%, 8/15/2037	186,000	202,524

4.54%, 8/15/2047	52,000	56,611

Philip Morris International, Inc. 3.88%, 8/21/2042	40,000	45,892

Reynolds American, Inc. (United Kingdom)

4.00%, 6/12/2022	127,000	134,569

4.45%, 6/12/2025	60,000	68,305

		947,403

Trading Companies & Distributors — 1.2%

Air Lease Corp. 3.00%, 9/15/2023	266,000	267,431

2.30%, 2/1/2025	114,000	112,250

3.75%, 6/1/2026	62,000	63,766

3.25%, 10/1/2029	52,000	50,747

		494,194

Water Utilities — 0.2%

American Water Capital Corp.

2.80%, 5/1/2030	47,000	51,439

3.45%, 5/1/2050	40,000	45,362

		96,801

Wireless Telecommunication Services — 2.0%

Rogers Communications, Inc. (Canada) 3.70%, 11/15/2049	83,000	95,135

T-Mobile USA, Inc.

3.50%, 4/15/2025 (a)	155,000	171,244

3.75%, 4/15/2027 (a)	93,000	105,175

3.88%, 4/15/2030 (a)	40,000	45,716

4.38%, 4/15/2040 (a)	25,000	30,067

4.50%, 4/15/2050 (a)	67,000	81,839

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	65

JPMorgan Corporate Bond Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Wireless Telecommunication Services — continued

Vodafone Group plc (United Kingdom)

3.75%, 1/16/2024	134,000	146,876

4.38%, 5/30/2028	52,000	62,233

4.25%, 9/17/2050	92,000	106,800

		845,085

Total Corporate Bonds (Cost $38,938,598)		42,409,552

U.S. Treasury Obligations — 0.5%

U.S. Treasury Bonds 2.38%, 11/15/2049 (Cost $188,612)	158,300	192,310

Asset-Backed Securities — 0.1%

Air Canada Pass-Through Trust (Canada) Series 2017-1, Class AA, 3.30%, 1/15/2030 (a)	26,928	25,034

United Airlines Pass-Through Trust Series 2019-2, Class AA, 2.70%, 5/1/2032	20,000	18,442

Total Asset-Backed Securities (Cost $46,148)		43,476

INVESTMENTS	SHARES	VALUE ($)
Short-Term Investments — 0.3%
Investment Companies — 0.3%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (c) (d) (Cost $147,739)	147,739	147,739

Total Investments — 99.7% (Cost $39,321,097)		42,793,077
Other Assets Less Liabilities — 0.3%		128,918

NET ASSETS — 100.0%		42,921,995

Percentages indicated are based on net assets.

Abbreviations
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2020.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of August 31, 2020.

Futures contracts outstanding as of August 31, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts

U.S. Treasury 5 Year Note	2	12/2020	USD	252,000	168

U.S. Treasury Long Bond	16	12/2020	USD	2,803,000	(13,034)

					(12,866)

Short Contracts

U.S. Treasury 10 Year Note	(8)	12/2020	USD	(1,113,250)	(525)

U.S. Treasury 10 Year Ultra Note	(9)	12/2020	USD	(1,432,687)	1,692

U.S. Treasury Ultra Bond	(3)	12/2020	USD	(658,219)	8,267

					9,434

					(3,432)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

JPMorgan High Yield Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — 97.3%

Aerospace & Defense — 1.4%

BWX Technologies, Inc. 5.38%, 7/15/2026 (a)	136,000	142,460

Spirit AeroSystems, Inc. 7.50%, 4/15/2025 (a)	429,000	433,020

TransDigm, Inc. 6.25%, 3/15/2026 (a)	1,892,000	1,996,457

5.50%, 11/15/2027	503,000	491,029

		3,062,966

Air Freight & Logistics — 0.8%

XPO Logistics, Inc. 6.50%, 6/15/2022 (a)	332,000	333,021

6.75%, 8/15/2024 (a)	840,000	893,214

6.25%, 5/1/2025 (a)	535,000	571,112

		1,797,347

Auto Components — 2.2%

Adient Global Holdings Ltd. 4.88%, 8/15/2026 (a)	200,000	187,500

Adient US LLC 7.00%, 5/15/2026 (a)	429,000	460,845

Allison Transmission, Inc. 5.00%, 10/1/2024 (a)	166,000	167,665

5.88%, 6/1/2029 (a)	112,000	122,640

American Axle & Manufacturing, Inc. 6.25%, 4/1/2025	440,000	453,750

6.50%, 4/1/2027	349,000	358,598

Clarios Global LP 6.25%, 5/15/2026 (a)	490,000	519,706

8.50%, 5/15/2027 (a)	264,000	280,312

Cooper-Standard Automotive, Inc. 13.00%, 6/1/2024 (a)	173,000	183,380

5.63%, 11/15/2026 (a)	108,000	60,966

Dana, Inc. 5.50%, 12/15/2024	250,000	255,000

5.38%, 11/15/2027	192,000	203,633

5.63%, 6/15/2028	106,000	111,830

Delphi Technologies plc 5.00%, 10/1/2025 (a)	221,000	253,321

Icahn Enterprises LP 4.75%, 9/15/2024	106,000	109,445

6.25%, 5/15/2026	420,000	448,350

5.25%, 5/15/2027	420,000	446,250

Tenneco, Inc. 5.00%, 7/15/2026	140,000	102,550

		4,725,741

Automobiles — 0.3%

Ford Motor Co. 8.50%, 4/21/2023	216,000	238,768

7.45%, 7/16/2031	257,000	299,483

		538,251

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — 0.5%

CIT Group, Inc. 6.13%, 3/9/2028	852,000	1,004,295

Building Products — 1.7%

American Woodmark Corp. 4.88%, 3/15/2026 (a)	35,000	35,613

Builders FirstSource, Inc. 6.75%, 6/1/2027 (a)	431,000	469,790

Griffon Corp. 5.75%, 3/1/2028	349,000	370,376

JELD-WEN, Inc. 4.88%, 12/15/2027 (a)	426,000	443,040

Masonite International Corp. 5.38%, 2/1/2028 (a)	37,000	39,590

PGT Innovations, Inc. 6.75%, 8/1/2026 (a)	108,000	115,290

Standard Industries, Inc. 6.00%, 10/15/2025 (a)	575,000	592,997

5.00%, 2/15/2027 (a)	127,000	132,612

4.75%, 1/15/2028 (a)	683,000	718,858

Summit Materials LLC 6.50%, 3/15/2027 (a)	560,000	597,800

		3,515,966

Capital Markets — 0.9%

LPL Holdings, Inc. 5.75%, 9/15/2025 (a)	502,000	522,080

4.63%, 11/15/2027 (a)	311,000	323,440

MSCI, Inc. 5.38%, 5/15/2027 (a)	356,000	384,379

4.00%, 11/15/2029 (a)	730,000	781,100

		2,010,999

Chemicals — 3.4%

Ashland LLC 4.75%, 8/15/2022(b)	11,000	11,522

Avient Corp. 5.75%, 5/15/2025 (a)	160,000	170,000

Axalta Coating Systems LLC 4.75%, 6/15/2027 (a)	500,000	523,750

Blue Cube Spinco LLC 9.75%, 10/15/2023	112,000	115,595

CF Industries, Inc. 3.45%, 6/1/2023	89,000	92,534

4.95%, 6/1/2043	38,000	44,840

5.38%, 3/15/2044	284,000	352,870

Chemours Co. (The) 6.63%, 5/15/2023	483,000	485,410

7.00%, 5/15/2025	363,000	371,168

5.38%, 5/15/2027	362,000	363,810

CVR Partners LP 9.25%, 6/15/2023 (a)	292,000	286,890

Element Solutions, Inc. 5. 88%, 12/1/2025 (a)	77,000	79,984

Hexion, Inc. 7.88%, 7/15/2027 (a)	401,000	402,002

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	67

JPMorgan High Yield Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Chemicals — continued

INEOS Group Holdings SA (Luxembourg) 5.63%, 8/1/2024 (a)	200,000	202,433

Methanex Corp. (Canada) 5.25%, 12/15/2029	193,000	194,682

OCI NV (Netherlands) 6.63%, 4/15/2023 (a)	271,000	281,162

Olin Corp. 9.50%, 6/1/2025 (a)	158,000	182,885

5.13%, 9/15/2027	60,000	59,100

5.63%, 8/1/2029	200,000	200,000

Rain CII Carbon LLC 7.25%, 4/1/2025 (a)	355,000	350,563

Scotts Miracle-Gro Co. (The) 4.50%, 10/15/2029	150,000	160,491

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a)	451,000	452,263

Tronox, Inc. 6.50%, 5/1/2025 (a)	158,000	169,455

6.50%, 4/15/2026 (a)	609,000	627,064

Valvoline, Inc. 4.38%, 8/15/2025	140,000	145,278

4.25%, 2/15/2030 (a)	66,000	70,043

Venator Finance SARL 9.50%, 7/1/2025 (a)	173,000	181,650

W.R. Grace & Co.-Conn. 4.88%, 6/15/2027 (a)	612,000	641,070

		7,218,514

Commercial Services & Supplies — 2.3%

ACCO Brands Corp. 5.25%, 12/15/2024 (a)	246,000	251,587

ADT Security Corp. (The) 3.50%, 7/15/2022	452,000	463,092

4.13%, 6/15/2023	313,000	327,090

4.88%, 7/15/2032 (a)	200,000	214,000

Allied Universal Holdco LLC 6.63%, 7/15/2026 (a)	522,000	559,845

9.75%, 7/15/2027 (a)	278,000	307,885

Brink’s Co. (The) 4.63%, 10/15/2027 (a)	170,000	176,536

Garda World Security Corp. (Canada) 4.63%, 2/15/2027 (a)	206,000	211,665

9.50%, 11/1/2027 (a)	376,000	407,960

GFL Environmental, Inc. (Canada) 4.25%, 6/1/2025 (a)	431,000	439,081

8.50%, 5/1/2027 (a)	284,000	308,955

Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (a)	15,000	15,263

Nielsen Finance LLC 5.00%, 4/15/2022 (a)	141,000	141,134

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Commercial Services & Supplies — continued

Prime Security Services Borrower LLC 5.25%, 4/15/2024 (a)	220,000	233,200

5.75%, 4/15/2026 (a)	688,000	760,240

		4,817,533

Communications Equipment — 1.1%

CommScope Technologies LLC 6.00%, 6/15/2025 (a)	670,000	686,891

5.00%, 3/15/2027 (a)	219,000	217,357

CommScope, Inc. 5.50%, 3/1/2024 (a)	188,000	194,110

6.00%, 3/1/2026 (a)	553,000	587,562

8.25%, 3/1/2027 (a)	532,000	575,885

ViaSat, Inc. 5.63%, 4/15/2027 (a)	18,000	19,080

		2,280,885

Construction & Engineering — 0.5%

AECOM 5.88%, 10/15/2024	562,000	625,928

5.13%, 3/15/2027	333,000	365,151

		991,079

Consumer Finance — 2.8%

Ally Financial, Inc. 5.75%, 11/20/2025	547,000	614,024

Curo Group Holdings Corp. 8.25%, 9/1/2025 (a)	127,000	104,775

Ford Motor Credit Co. LLC 5.88%, 8/2/2021	700,000	714,924

5.58%, 3/18/2024	1,100,000	1,172,765

OneMain Finance Corp. 6.13%, 5/15/2022	579,000	607,950

6.13%, 3/15/2024	897,000	972,590

7.13%, 3/15/2026	1,639,000	1,880,744

		6,067,772

Containers & Packaging — 1.9%

Ardagh Packaging Finance plc 5.25%, 4/30/2025 (a)	200,000	212,231

4.13%, 8/15/2026 (a)	200,000	208,640

5.25%, 8/15/2027 (a)	200,000	208,076

Ball Corp. 4.00%, 11/15/2023	68,000	72,250

5.25%, 7/1/2025	326,000	369,446

4.88%, 3/15/2026	78,000	87,360

Berry Global, Inc. 4.88%, 7/15/2026 (a)	537,000	570,562

Graphic Packaging International LLC 4.88%, 11/15/2022	99,000	103,702

4.75%, 7/15/2027 (a)	54,000	59,660

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Containers & Packaging — continued

Greif, Inc. 6.50%, 3/1/2027 (a)	139,000	148,035

LABL Escrow Issuer LLC 6.75%, 7/15/2026 (a)	236,000	253,110

Mauser Packaging Solutions Holding Co.

5.50%, 4/15/2024 (a)	402,000	408,030

7.25%, 4/15/2025 (a)	544,000	528,882

Owens-Brockway Glass Container, Inc. 5.88%, 8/15/2023 (a)	158,000	168,073

6.63%, 5/13/2027 (a)	158,000	173,800

Sealed Air Corp. 4.00%, 12/1/2027 (a)	162,000	172,935

6.88%, 7/15/2033 (a)	150,000	191,136

Trivium Packaging Finance BV (Netherlands) 5.50%, 8/15/2026 (a) (b)	200,000	210,924

		4,146,852

Distributors — 0.6%

American Builders & Contractors Supply Co., Inc. 4.00%, 1/15/2028 (a)	429,000	441,870

Performance Food Group, Inc. 5.50%, 10/15/2027 (a)	595,000	620,287

Wolverine Escrow LLC 8.50%, 11/15/2024 (a)	181,000	139,370

9.00%, 11/15/2026 (a)	102,000	78,540

		1,280,067

Diversified Consumer Services — 0.1%

Service Corp. International 5.38%, 5/15/2024	66,000	67,208

4.63%, 12/15/2027	30,000	32,325

5.13%, 6/1/2029	135,000	149,562

		249,095

Diversified Financial Services — 0.5%

CNG Holdings, Inc. 12.50%, 6/15/2024 (a)	149,000	132,610

MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (a)	393,000	399,013

Sabre GLBL, Inc. 5.38%, 4/15/2023 (a)	358,000	361,580

9.25%, 4/15/2025 (a)	252,000	280,350

		1,173,553

Diversified Telecommunication Services — 6.1%

Altice France Holding SA (Luxembourg) 10.50%, 5/15/2027 (a)	700,000	802,375

Altice France SA (France) 7.38%, 5/1/2026 (a)	630,000	668,839

5.50%, 1/15/2028 (a)	1,050,000	1,102,500

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Diversified Telecommunication Services — continued

CCO Holdings LLC 5.75%, 2/15/2026 (a)	2,247,000	2,354,991

5.50%, 5/1/2026 (a)	47,000	49,115

5.13%, 5/1/2027 (a)	1,358,000	1,446,297

5.38%, 6/1/2029 (a)	485,000	533,001

4.75%, 3/1/2030 (a)	1,192,000	1,280,625

CenturyLink, Inc.

Series T, 5.80%, 3/15/2022	397,000	414,831

Series Y, 7.50%, 4/1/2024	72,000	81,630

Series U, 7.65%, 3/15/2042	34,000	39,233

Cincinnati Bell, Inc. 7.00%, 7/15/2024 (a)	323,000	333,901

Embarq Corp. 8.00%, 6/1/2036	181,000	217,061

Level 3 Financing, Inc. 4.63%, 9/15/2027 (a)	231,000	241,972

Sprint Capital Corp. 6.88%, 11/15/2028	633,000	809,759

8.75%, 3/15/2032	404,000	610,217

Telecom Italia Capital SA (Italy) 7.72%, 6/4/2038	734,000	1,022,631

Telecom Italia SpA (Italy) 5.30%, 5/30/2024 (a)	251,000	277,094

Virgin Media Secured Finance plc (United Kingdom) 5.50%, 8/15/2026 (a)	200,000	210,750

4.50%, 8/15/2030 (a)	250,000	263,188

Zayo Group Holdings, Inc. 4.00%, 3/1/2027 (a)	127,000	125,571

		12,885,581

Electric Utilities — 1.7%

DPL, Inc. 4.35%, 4/15/2029	98,000	107,387

NextEra Energy Operating Partners LP 4.25%, 7/15/2024 (a)	35,000	37,357

4.50%, 9/15/2027 (a)	252,000	275,310

NRG Energy, Inc. 6.63%, 1/15/2027	459,000	491,222

5.75%, 1/15/2028	299,000	325,162

5.25%, 6/15/2029 (a)	273,000	297,570

PG&E Corp. 5.25%, 7/1/2030	877,000	874,755

Vistra Operations Co. LLC 5.50%, 9/1/2026 (a)	544,000	571,200

5.63%, 2/15/2027 (a)	672,000	710,640

		3,690,603

Electrical Equipment — 0.1%

EnerSys 5.00%, 4/30/2023 (a)	155,000	160,845

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	69

JPMorgan High Yield Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Electrical Equipment — continued

Sensata Technologies BV 4.88%, 10/15/2023 (a)	25,000	26,375

5.00%, 10/1/2025 (a)	28,000	30,428

		217,648

Electronic Equipment, Instruments & Components — 0.8%

CDW LLC 5.50%, 12/1/2024	15,000	16,645

4.13%, 5/1/2025	216,000	225,228

5.00%, 9/1/2025	67,000	69,429

3.25%, 2/15/2029	420,000	428,980

MTS Systems Corp. 5.75%, 8/15/2027 (a)	110,000	111,417

Sensata Technologies, Inc. 4.38%, 2/15/2030 (a)	773,000	815,515

		1,667,214

Energy Equipment & Services — 0.3%

Archrock Partners LP 6.88%, 4/1/2027 (a)	136,000	140,080

6.25%, 4/1/2028 (a)	6,000	6,029

Precision Drilling Corp. (Canada) 5.25%, 11/15/2024	221,000	155,253

7.13%, 1/15/2026 (a)	161,000	109,480

Transocean Guardian Ltd. 5.88%, 1/15/2024 (a)	76,440	61,627

Transocean Pontus Ltd. 6.13%, 8/1/2025 (a)	46,800	41,910

Transocean Proteus Ltd. 6.25%, 12/1/2024 (a)	24,700	21,736

		536,115

Entertainment — 2.6%

Cinemark USA, Inc. 4.88%, 6/1/2023	296,000	272,379

8.75%, 5/1/2025 (a)	300,000	321,750

Live Nation Entertainment, Inc. 4.88%, 11/1/2024 (a)	384,000	377,318

6.50%, 5/15/2027 (a)	825,000	901,288

4.75%, 10/15/2027 (a)	450,000	425,671

Netflix, Inc. 5.50%, 2/15/2022	65,000	68,412

5.88%, 2/15/2025	716,000	826,980

5.88%, 11/15/2028	1,567,000	1,923,493

WMG Acquisition Corp. 5.50%, 4/15/2026 (a)	193,000	200,720

3.88%, 7/15/2030 (a)	109,000	114,178

		5,432,189

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Equity Real Estate Investment Trusts (REITs) — 2.9%

Brookfield Property REIT, Inc. 5.75%, 5/15/2026 (a)	170,000	138,550

CoreCivic, Inc. 4.63%, 5/1/2023	210,000	199,500

ESH Hospitality, Inc. 5.25%, 5/1/2025 (a)	504,000	511,560

4.63%, 10/1/2027 (a)	631,000	630,987

HAT Holdings I LLC 5.25%, 7/15/2024 (a)	66,000	69,115

Iron Mountain, Inc. 4.88%, 9/15/2027 (a)	183,000	189,862

iStar, Inc. 4.75%, 10/1/2024	257,000	255,073

MGM Growth Properties Operating Partnership LP 5.63%, 5/1/2024	325,000	351,000

5.75%, 2/1/2027	718,000	794,288

RHP Hotel Properties LP 4.75%, 10/15/2027	535,000	486,850

SBA Communications Corp. 3.88%, 2/15/2027 (a)	420,000	435,939

Uniti Group LP 6.00%, 4/15/2023 (a)	457,000	461,684

8.25%, 10/15/2023	265,000	262,350

VICI Properties LP 3.50%, 2/15/2025 (a)	127,000	127,224

4.25%, 12/1/2026 (a)	641,000	655,422

4.63%, 12/1/2029 (a)	541,000	562,640

		6,132,044

Food & Staples Retailing — 1.4%

Albertsons Cos., Inc. 6.63%, 6/15/2024	505,000	521,261

4.63%, 1/15/2027 (a)	853,000	901,314

5.88%, 2/15/2028 (a)	414,000	447,120

4.88%, 2/15/2030 (a)	257,000	276,275

Rite Aid Corp. 7.50%, 7/1/2025 (a)	179,000	179,000

8.00%, 11/15/2026 (a)	523,000	529,537

Safeway, Inc. 7.25%, 2/1/2031	33,000	36,960

US Foods, Inc. 5.88%, 6/15/2024 (a)	76,000	77,140

6.25%, 4/15/2025 (a)	76,000	80,560

		3,049,167

Food Products — 2.5%

B&G Foods, Inc. 5.25%, 4/1/2025	252,000	260,747

5.25%, 9/15/2027	449,000	480,147

Darling Ingredients, Inc. 5.25%, 4/15/2027 (a)	101,000	107,186

Dole Food Co., Inc. 7.25%, 6/15/2025 (a)	90,000	90,000

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Food Products — continued

JBS USA LUX SA 5.75%, 6/15/2025 (a)	384,000	396,480

6.50%, 4/15/2029 (a)	434,000	492,672

5.50%, 1/15/2030 (a)	267,000	296,616

Lamb Weston Holdings, Inc. 4.63%, 11/1/2024 (a)	136,000	141,922

4.88%, 11/1/2026 (a)	127,000	132,890

4.88%, 5/15/2028 (a)	494,000	543,605

Pilgrim’s Pride Corp. 5.75%, 3/15/2025 (a)	252,000	258,930

5.88%, 9/30/2027 (a)	8,000	8,500

Post Holdings, Inc. 5.00%, 8/15/2026 (a)	612,000	635,134

5.75%, 3/1/2027 (a)	489,000	516,506

5.50%, 12/15/2029 (a)	869,000	952,598

		5,313,933

Gas Utilities — 0.5%

AmeriGas Partners LP 5.50%, 5/20/2025	332,000	364,370

5.88%, 8/20/2026	571,000	647,054

		1,011,424

Health Care Equipment & Supplies — 0.2%

Hill-Rom Holdings, Inc. 4.38%, 9/15/2027 (a)	84,000	87,827

Hologic, Inc. 4.38%, 10/15/2025 (a)	151,000	154,118

4.63%, 2/1/2028 (a)	59,000	62,642

Teleflex, Inc. 4.63%, 11/15/2027	168,000	178,500

		483,087

Health Care Providers & Services — 6.6%

Acadia Healthcare Co., Inc. 5.63%, 2/15/2023	461,000	466,763

Air Medical Group Holdings, Inc. 6.38%, 5/15/2023 (a)	89,000	87,795

Centene Corp. 5.25%, 4/1/2025 (a)	318,000	329,925

5.38%, 6/1/2026 (a)	1,248,000	1,319,760

5.38%, 8/15/2026 (a)	342,000	362,093

4.25%, 12/15/2027	818,000	858,900

4.63%, 12/15/2029	826,000	905,164

3.38%, 2/15/2030	150,000	156,000

Community Health Systems, Inc. 6.25%, 3/31/2023	221,000	221,552

8.00%, 3/15/2026 (a)	567,000	587,554

DaVita, Inc. 4.63%, 6/1/2030 (a)	952,000	1,000,790

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Health Care Providers & Services — continued

Encompass Health Corp. 4.50%, 2/1/2028	689,000	706,480

4.75%, 2/1/2030	181,000	188,839

Envision Healthcare Corp. 8.75%, 10/15/2026 (a)	267,000	117,480

HCA, Inc. 5.38%, 2/1/2025	910,000	1,024,796

5.38%, 9/1/2026	200,000	227,000

5.63%, 9/1/2028	1,107,000	1,316,572

5.88%, 2/1/2029	385,000	467,650

MEDNAX, Inc. 6.25%, 1/15/2027 (a)	46,000	48,760

Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (a) (c)	45,000	45,731

RegionalCare Hospital Partners Holdings, Inc. 9.75%, 12/1/2026 (a)	135,000	146,298

Select Medical Corp. 6.25%, 8/15/2026 (a)	316,000	339,469

Tenet Healthcare Corp. 6.75%, 6/15/2023	236,000	251,340

4.88%, 1/1/2026 (a)	463,000	481,520

6.25%, 2/1/2027 (a)	541,000	568,050

5.13%, 11/1/2027 (a)	1,485,000	1,566,675

6.88%, 11/15/2031	222,000	220,890

US Renal Care, Inc. 10.63%, 7/15/2027 (a)	83,000	89,640

		14,103,486

Health Care Technology — 0.3%

IQVIA, Inc. 5.00%, 5/15/2027 (a)	591,000	622,090

Hotels, Restaurants & Leisure — 8.4%

1011778 BC ULC (Canada) 4.25%, 5/15/2024 (a)	920,000	937,250

5.00%, 10/15/2025 (a)	667,000	684,949

3.88%, 1/15/2028 (a)	419,000	429,475

Boyd Gaming Corp. 6.38%, 4/1/2026	322,000	335,688

4.75%, 12/1/2027	613,000	610,701

Boyne USA, Inc. 7.25%, 5/1/2025 (a)	112,000	118,720

Caesars Resort Collection LLC 5.25%, 10/15/2025 (a)	505,000	483,472

Carnival Corp. 11.50%, 4/1/2023 (a)	1,014,000	1,131,158

10.50%, 2/1/2026 (a)	300,000	315,000

Cedar Fair LP 5.50%, 5/1/2025 (a)	492,000	507,990

5.25%, 7/15/2029	113,000	109,511

Churchill Downs, Inc. 5.50%, 4/1/2027 (a)	333,000	349,650

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	71

JPMorgan High Yield Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Hotels, Restaurants & Leisure — continued

Colt Merger Sub, Inc. 5.75%, 7/1/2025 (a)	325,000	340,437

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (a)	124,000	105,400

Enterprise Development Authority (The) 12.00%, 7/15/2024 (a)	112,000	122,640

Gateway Casinos & Entertainment Ltd. (Canada) 8.25%, 3/1/2024 (a)	70,000	58,800

Hilton Domestic Operating Co., Inc. 5.13%, 5/1/2026	707,000	729,999

4.88%, 1/15/2030	341,000	351,230

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	73,000	75,464

Hilton Worldwide Finance LLC 4.63%, 4/1/2025	214,000	216,140

4.88%, 4/1/2027	415,000	425,375

International Game Technology plc 6.50%, 2/15/2025 (a)	600,000	652,500

5.25%, 1/15/2029 (a)	400,000	410,000

IRB Holding Corp. 7.00%, 6/15/2025 (a)	394,000	420,595

6.75%, 2/15/2026 (a)	122,000	123,982

KFC Holding Co. 5.00%, 6/1/2024 (a)	141,000	145,481

5.25%, 6/1/2026 (a)	758,000	786,425

4.75%, 6/1/2027 (a)	60,000	63,000

Marriott Ownership Resorts, Inc. 6.13%, 9/15/2025 (a)	173,000	183,812

6.50%, 9/15/2026	174,000	180,743

4.75%, 1/15/2028	89,000	83,924

MGM Resorts International 6.00%, 3/15/2023	342,000	360,810

5.50%, 4/15/2027	949,000	1,003,567

Royal Caribbean Cruises Ltd. 11.50%, 6/1/2025 (a)	543,000	629,831

Scientific Games International, Inc. 5.00%, 10/15/2025 (a)	862,000	852,846

Six Flags Entertainment Corp. 5.50%, 4/15/2027 (a)	173,000	168,675

Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	343,000	371,195

Stars Group Holdings BV (Canada) 7.00%, 7/15/2026 (a)	303,000	322,998

Station Casinos LLC 4.50%, 2/15/2028 (a)	140,000	133,084

Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	140,000	149,975

Wyndham Destinations, Inc. 4.25%, 3/1/2022	60,000	60,583

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Hotels, Restaurants & Leisure — continued

6.35%, 10/1/2025(b)	35,000	36,750

5.75%, 4/1/2027(b)	89,000	91,225

Wyndham Hotels & Resorts, Inc. 5.38%, 4/15/2026 (a)	28,000	29,050

Wynn Las Vegas LLC 4.25%, 5/30/2023 (a)	100,000	98,127

5.50%, 3/1/2025 (a)	552,000	546,480

5.25%, 5/15/2027 (a)	295,000	287,330

Wynn Resorts Finance LLC 5.13%, 10/1/2029 (a)	346,000	337,350

Yum! Brands, Inc. 4.75%, 1/15/2030 (a)	516,000	568,890

6.88%, 11/15/2037	199,000	241,536

		17,779,813

Household Durables — 1.4%

KB Home 4.80%, 11/15/2029	210,000	227,325

Lennar Corp. 4.13%, 1/15/2022	516,000	527,610

4.50%, 4/30/2024	450,000	482,625

5.25%, 6/1/2026	450,000	507,838

4.75%, 11/29/2027	262,000	298,680

Newell Brands, Inc. 4.70%, 4/1/2026 (b)	267,000	289,046

PulteGroup, Inc. 5.50%, 3/1/2026	135,000	155,085

6.38%, 5/15/2033	97,000	121,966

Taylor Morrison Communities, Inc. 5.88%, 6/15/2027 (a)	158,000	177,425

Tempur Sealy International, Inc. 5.50%, 6/15/2026	230,000	240,638

		3,028,238

Household Products — 0.8%

Central Garden & Pet Co. 5.13%, 2/1/2028	140,000	148,400

Energizer Holdings, Inc. 6.38%, 7/15/2026 (a)	288,000	305,280

4.75%, 6/15/2028 (a)	568,000	592,708

Spectrum Brands, Inc. 5.75%, 7/15/2025	393,000	405,773

5.00%, 10/1/2029 (a)	290,000	301,600

		1,753,761

Independent Power and Renewable Electricity Producers — 0.4%

AES Corp. (The) 5.13%, 9/1/2027	166,000	179,195

Calpine Corp. 5.25%, 6/1/2026 (a)	291,000	303,760

4.50%, 2/15/2028 (a)	290,000	300,626

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Independent Power and Renewable Electricity Producers — continued

Clearway Energy Operating LLC 5.75%, 10/15/2025	140,000	148,400

		931,981

Insurance — 0.2%

HUB International Ltd. 7.00%, 5/1/2026 (a)	323,000	335,113

Internet & Direct Marketing Retail — 0.3%

Go Daddy Operating Co. LLC 5.25%, 12/1/2027 (a)	138,000	146,625

Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (a)	165,000	151,645

QVC, Inc. 4.38%, 3/15/2023	384,000	400,320

		698,590

IT Services — 0.7%

Gartner, Inc. 5.13%, 4/1/2025 (a)	485,000	504,254

4.50%, 7/1/2028 (a)	325,000	339,625

Presidio Holdings, Inc. 4.88%, 2/1/2027 (a)	344,000	352,600

8.25%, 2/1/2028 (a)	127,000	132,715

Science Applications International Corp. 4.88%, 4/1/2028 (a)	127,000	131,604

		1,460,798

Leisure Products — 0.3%

Mattel, Inc. 6.75%, 12/31/2025 (a)	283,000	300,334

5.88%, 12/15/2027 (a)	157,000	170,753

5.45%, 11/1/2041	140,000	127,575

Vista Outdoor, Inc. 5.88%, 10/1/2023	66,000	67,072

		665,734

Life Sciences Tools & Services — 0.1%

Avantor, Inc. 6.00%, 10/1/2024 (a)	244,000	255,590

Machinery — 0.7%

Amsted Industries, Inc. 5.63%, 7/1/2027 (a)	34,000	36,125

EnPro Industries, Inc. 5.75%, 10/15/2026	295,000	308,275

Hillman Group, Inc. (The) 6.38%, 7/15/2022 (a)	117,000	114,660

Mueller Water Products, Inc. 5.50%, 6/15/2026 (a)	160,000	166,800

RBS Global, Inc. 4.88%, 12/15/2025 (a)	201,000	205,774

Tennant Co. 5.63%, 5/1/2025	108,000	112,185

Terex Corp. 5.63%, 2/1/2025 (a)	66,000	66,820

TriMas Corp. 4.88%, 10/15/2025 (a)	112,000	113,820

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Machinery — continued

Vertical US Newco, Inc. (Germany)

5.25%, 7/15/2027 (a)	300,000	312,375

		1,436,834

Media — 6.1%

AMC Networks, Inc. 5.00%, 4/1/2024	299,000	304,606

Clear Channel Worldwide Holdings, Inc. 9.25%, 2/15/2024	833,000	816,340

5.13%, 8/15/2027 (a)	453,000	457,666

CSC Holdings LLC 5.50%, 4/15/2027 (a)	1,200,000	1,279,752

6.50%, 2/1/2029 (a)	1,025,000	1,155,047

5.75%, 1/15/2030 (a)	900,000	981,000

Diamond Sports Group LLC 5.38%, 8/15/2026 (a)	216,000	168,480

DISH DBS Corp. 6.75%, 6/1/2021	14,000	14,350

5.00%, 3/15/2023	231,000	239,085

5.88%, 11/15/2024	537,000	567,594

7.75%, 7/1/2026	360,000	412,200

Gray Television, Inc. 7.00%, 5/15/2027 (a)	77,000	83,545

iHeartCommunications, Inc. 6.38%, 5/1/2026	341,967	355,646

8.38%, 5/1/2027	759,267	763,063

Lamar Media Corp. 5.00%, 5/1/2023	61,000	61,686

5.75%, 2/1/2026	151,000	157,463

3.75%, 2/15/2028 (a)	151,000	150,811

LCPR Senior Secured Financing DAC 6.75%, 10/15/2027 (a)	230,000	246,675

Meredith Corp. 6.88%, 2/1/2026	557,000	483,859

Nexstar Broadcasting, Inc. 5.63%, 8/1/2024 (a)	197,000	202,130

5.63%, 7/15/2027 (a)	703,000	741,665

Outfront Media Capital LLC 5.00%, 8/15/2027 (a)	77,000	75,630

Scripps Escrow, Inc. 5.88%, 7/15/2027 (a)	260,000	260,000

Sinclair Television Group, Inc. 5.50%, 3/1/2030 (a)	117,000	114,332

Sirius XM Radio, Inc. 4.63%, 7/15/2024 (a)	613,000	637,520

5.00%, 8/1/2027 (a)	393,000	416,847

5.50%, 7/1/2029 (a)	585,000	642,494

TEGNA, Inc. 5.00%, 9/15/2029 (a)	57,000	57,334

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	73

JPMorgan High Yield Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Media — continued

ViacomCBS, Inc.

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057(d)	13,000	13,483

(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057(d)	27,000	30,105

Ziggo BV (Netherlands) 5.50%, 1/15/2027 (a)	1,100,000	1,156,111

		13,046,519

Metals & Mining — 2.7%

Alcoa Nederland Holding BV 6.75%, 9/30/2024 (a)	624,000	645,453

6.13%, 5/15/2028 (a)	911,000	983,880

Allegheny Technologies, Inc. 7.88%, 8/15/2023(b)	312,000	327,819

Arconic Corp. 6.00%, 5/15/2025 (a)	433,000	458,980

6.13%, 2/15/2028 (a)	367,000	387,185

Constellium SE 6.63%, 3/1/2025 (a)	266,000	273,980

Freeport-McMoRan, Inc. 4.55%, 11/14/2024	378,000	407,628

4.63%, 8/1/2030	262,000	280,010

5.40%, 11/14/2034	396,000	447,634

5.45%, 3/15/2043	382,000	429,574

Kaiser Aluminum Corp. 4.63%, 3/1/2028 (a)	361,000	357,072

Novelis Corp. 5.88%, 9/30/2026 (a)	457,000	477,474

United States Steel Corp. 12.00%, 6/1/2025 (a)	288,000	305,280

		5,781,969

Multiline Retail — 0.2%

Macy’s, Inc. 8.38%, 6/15/2025 (a)	316,000	331,680

Oil, Gas & Consumable Fuels — 12.2%

Antero Midstream Partners LP 5.38%, 9/15/2024	49,000	45,202

5.75%, 3/1/2027 (a)	193,000	172,253

Apache Corp. 3.25%, 4/15/2022	509,000	508,094

4.38%, 10/15/2028	400,000	396,984

5.10%, 9/1/2040	1,477,000	1,436,663

Blue Racer Midstream LLC 6.13%, 11/15/2022 (a)	230,000	228,850

Buckeye Partners LP 4.15%, 7/1/2023	200,000	200,000

3.95%, 12/1/2026	198,000	196,248

4.50%, 3/1/2028 (a)	940,000	959,589

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oil, Gas & Consumable Fuels — continued

Cenovus Energy, Inc. (Canada) 3.00%, 8/15/2022	127,000	129,050

3.80%, 9/15/2023	189,000	188,285

6.75%, 11/15/2039	236,000	244,504

Cheniere Energy Partners LP 5.25%, 10/1/2025	517,000	529,015

4.50%, 10/1/2029	738,000	767,203

CNX Resources Corp. 5.88%, 4/15/2022	23,000	23,097

7.25%, 3/14/2027 (a)	66,000	68,640

Comstock Resources, Inc. 9.75%, 8/15/2026	698,000	738,142

Continental Resources, Inc. 4.50%, 4/15/2023	516,000	519,225

3.80%, 6/1/2024	127,000	125,217

Crestwood Midstream Partners LP

5.63%, 5/1/2027 (a)	343,000	314,703

DCP Midstream Operating LP 4.75%, 9/30/2021 (a)	168,000	171,360

5.38%, 7/15/2025	867,000	931,418

5.13%, 5/15/2029	713,000	755,787

EnLink Midstream Partners LP 4.15%, 6/1/2025	141,000	125,662

5.45%, 6/1/2047	223,000	145,797

EQM Midstream Partners LP 4.75%, 7/15/2023	485,000	494,220

4.00%, 8/1/2024	288,000	289,440

5.50%, 7/15/2028	909,000	941,869

EQT Corp. 3.00%, 10/1/2022	565,000	558,632

7.88%, 2/1/2025(b)	750,000	860,948

Genesis Energy LP 6.00%, 5/15/2023	156,000	145,911

6.50%, 10/1/2025	197,000	170,346

Hess Infrastructure Partners LP 5.63%, 2/15/2026 (a)	25,000	26,011

Hess Midstream Operations LP 5.63%, 2/15/2026 (a)	99,000	103,004

5.13%, 6/15/2028 (a)	34,000	34,956

Hilcorp Energy I LP 5.75%, 10/1/2025 (a)	117,000	109,980

6.25%, 11/1/2028 (a)	74,000	69,560

Jagged Peak Energy LLC 5.88%, 5/1/2026	109,000	111,180

MEG Energy Corp. (Canada) 7.00%, 3/31/2024 (a)	174,000	172,695

7.13%, 2/1/2027 (a)	450,000	430,547

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Murphy Oil Corp. 5.75%, 8/15/2025	165,000	158,194

5.88%, 12/1/2027	59,000	56,676

6.37%, 12/1/2042(b)	83,000	70,965

NuStar Logistics LP 6.00%, 6/1/2026	30,000	31,397

5.63%, 4/28/2027	154,000	154,770

Oasis Petroleum, Inc. 6.88%, 3/15/2022	582,000	113,126

6.25%, 5/1/2026 (a)	195,000	35,100

Occidental Petroleum Corp. 2.70%, 8/15/2022	782,000	768,843

2.90%, 8/15/2024	487,000	448,040

6.45%, 9/15/2036	805,000	789,415

4.20%, 3/15/2048	127,000	96,203

Parsley Energy LLC 5.38%, 1/15/2025 (a)	776,000	790,550

5.63%, 10/15/2027 (a)	381,000	394,335

PBF Holding Co. LLC 9.25%, 5/15/2025 (a)	230,000	251,850

PBF Logistics LP 6.88%, 5/15/2023	66,000	65,465

Rockies Express Pipeline LLC 3.60%, 5/15/2025 (a)	131,000	128,647

4.95%, 7/15/2029 (a)	131,000	131,492

SM Energy Co. 5.63%, 6/1/2025	43,000	21,930

6.75%, 9/15/2026	118,000	57,820

6.63%, 1/15/2027	121,000	59,290

Southwestern Energy Co. 6.45%, 1/23/2025 (b)	173,000	173,786

7.75%, 10/1/2027	57,000	58,288

Sunoco LP 4.88%, 1/15/2023	170,000	172,772

6.00%, 4/15/2027	122,000	129,868

Tallgrass Energy Partners LP 5.50%, 9/15/2024 (a)	417,000	408,660

5.50%, 1/15/2028 (a)	365,000	333,975

Targa Resources Partners LP 4.25%, 11/15/2023	390,000	392,449

5.88%, 4/15/2026	1,165,000	1,226,163

6.88%, 1/15/2029	1,067,000	1,179,035

5.50%, 3/1/2030 (a)	206,000	217,265

TerraForm Power Operating LLC 5.00%, 1/31/2028 (a)	260,000	288,895

Western Midstream Operating LP 4.00%, 7/1/2022	127,000	129,222

4.10%, 2/1/2025(b)	127,000	126,698

5.05%, 2/1/2030(b)	561,000	575,137

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oil, Gas & Consumable Fuels — continued

WPX Energy, Inc. 8.25%, 8/1/2023	33,000	37,089

5.25%, 9/15/2024	1,133,000	1,155,093

4.50%, 1/15/2030	265,000	253,075

		25,921,865

Personal Products — 0.3%

Edgewell Personal Care Co. 5.50%, 6/1/2028 (a)	395,000	421,666

Prestige Brands, Inc. 6.38%, 3/1/2024 (a)	247,000	254,976

		676,642

Pharmaceuticals — 2.5%

Bausch Health Americas, Inc. 8.50%, 1/31/2027 (a)	688,000	756,800

Bausch Health Cos., Inc. 6.13%, 4/15/2025 (a)	2,175,000	2,237,531

5.00%, 1/30/2028 (a)	918,000	904,230

7.25%, 5/30/2029 (a)	520,000	570,700

Catalent Pharma Solutions, Inc. 5.00%, 7/15/2027 (a)	226,000	238,430

Elanco Animal Health, Inc. 5.90%, 8/28/2028(b)	66,000	78,746

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (a)	586,000	625,555

		5,411,992

Professional Services — 0.5%

Dun & Bradstreet Corp. (The) 6.88%, 8/15/2026 (a)	205,000	222,425

10.25%, 2/15/2027 (a)	148,000	168,720

Jaguar Holding Co. II 5.00%, 6/15/2028 (a)	544,000	576,640

		967,785

Real Estate Management & Development — 0.1%

Kennedy-Wilson, Inc. 5.88%, 4/1/2024	211,000	213,570

Road & Rail — 0.3%

Avis Budget Car Rental LLC 5.25%, 3/15/2025 (a)	193,000	184,170

10.50%, 5/15/2025 (a)	396,000	459,051

		643,221

Semiconductors & Semiconductor Equipment — 0.3%

Entegris, Inc. 4.63%, 2/10/2026 (a)	325,000	335,663

Microchip Technology, Inc. 4.25%, 9/1/2025 (a)	343,000	357,159

		692,822

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	75

JPMorgan High Yield Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Software — 1.1%

ACI Worldwide, Inc. 5.75%, 8/15/2026 (a)	35,000	36,789

Ascend Learning LLC 6.88%, 8/1/2025 (a)	244,000	251,320

CDK Global, Inc. 4.88%, 6/1/2027	290,000	305,950

5.25%, 5/15/2029 (a)	22,000	24,000

Change Healthcare Holdings LLC 5.75%, 3/1/2025 (a)	316,000	322,320

Fair Isaac Corp. 5.25%, 5/15/2026 (a)	206,000	236,550

Nuance Communications, Inc. 5.63%, 12/15/2026	176,000	186,560

PTC, Inc. 4.00%, 2/15/2028 (a)	322,000	333,367

Solera LLC 10.50%, 3/1/2024 (a)	97,000	101,729

SS&C Technologies, Inc. 5.50%, 9/30/2027 (a)	581,000	622,309

		2,420,894

Specialty Retail — 2.2%

Gap, Inc. (The) 8.63%, 5/15/2025 (a)	282,000	314,782

8.88%, 5/15/2027 (a)	469,000	528,798

L Brands, Inc. 5.63%, 2/15/2022	71,000	72,953

5.63%, 10/15/2023	33,000	34,409

6.88%, 7/1/2025 (a)	526,000	569,121

7.50%, 6/15/2029	267,000	284,355

6.88%, 11/1/2035	765,000	782,366

Penske Automotive Group, Inc. 5.50%, 5/15/2026	76,000	79,135

PetSmart, Inc. 7.13%, 3/15/2023 (a)	663,000	667,900

5.88%, 6/1/2025 (a)	446,000	458,822

Staples, Inc. 7.50%, 4/15/2026 (a)	765,000	681,003

10.75%, 4/15/2027 (a)	250,000	173,750

		4,647,394

Technology Hardware, Storage & Peripherals — 1.2%

Dell International LLC 7.13%, 6/15/2024 (a)	257,000	266,841

Dell, Inc. 6.50%, 4/15/2038	257,000	298,891

Diebold Nixdorf, Inc. 9.38%, 7/15/2025 (a)	262,000	281,650

NCR Corp. 5.00%, 7/15/2022	200,000	199,654

6.38%, 12/15/2023	5,000	5,100

5.75%, 9/1/2027 (a)	447,000	469,350

6.13%, 9/1/2029 (a)	1,001,000	1,073,572

		2,595,058

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Textiles, Apparel & Luxury Goods — 0.2%

Hanesbrands, Inc. 4.63%, 5/15/2024 (a)	117,000	122,850

4.88%, 5/15/2026 (a)	35,000	38,106

William Carter Co. (The) 5.63%, 3/15/2027 (a)	166,000	176,355

		337,311

Thrifts & Mortgage Finance — 2.1%

Ladder Capital Finance Holdings LLLP

REIT, 5.25%, 3/15/2022 (a)	210,000	207,900

REIT, 4.25%, 2/1/2027 (a)	784,000	719,320

Nationstar Mortgage Holdings, Inc. 9.13%, 7/15/2026 (a)	788,000	857,202

5.50%, 8/15/2028 (a)	416,000	437,528

Quicken Loans LLC 5.75%, 5/1/2025 (a)	704,000	725,120

5.25%, 1/15/2028 (a)	599,000	638,687

Radian Group, Inc. 4.88%, 3/15/2027	913,000	915,611

		4,501,368

Trading Companies & Distributors — 2.5%

AerCap Holdings NV (Ireland) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.54%), 5.87%, 10/10/2079 (d)	400,000	323,084

Beacon Roofing Supply, Inc. 4.88%, 11/1/2025 (a)	212,000	210,170

H&E Equipment Services, Inc. 5.63%, 9/1/2025	67,000	69,513

Herc Holdings, Inc. 5.50%, 7/15/2027 (a)	469,000	491,278

United Rentals North America, Inc. 5.88%, 9/15/2026	231,000	245,853

5.50%, 5/15/2027	287,000	307,047

4.88%, 1/15/2028	1,269,000	1,349,226

5.25%, 1/15/2030	823,000	914,020

WESCO Distribution, Inc. 5.38%, 6/15/2024	257,000	264,067

7.13%, 6/15/2025 (a)	484,000	531,882

7.25%, 6/15/2028 (a)	484,000	539,999

		5,246,139

Wireless Telecommunication Services — 2.5%

Hughes Satellite Systems Corp. 6.63%, 8/1/2026	67,000	75,877

Sprint Communications, Inc. 6.00%, 11/15/2022	220,000	238,700

Sprint Corp. 7.88%, 9/15/2023	2,281,000	2,653,088

7.13%, 6/15/2024	288,000	334,717

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Wireless Telecommunication Services — continued

T-Mobile USA, Inc. 6.50%, 1/15/2026	1,152,000	1,206,000

4.50%, 2/1/2026	231,000	238,464

4.75%, 2/1/2028	232,000	249,980

United States Cellular Corp. 6.70%, 12/15/2033	102,000	132,348

Vodafone Group plc (United Kingdom) (USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079(d)	85,000	102,267

		5,231,441

Total Corporate Bonds (Cost $203,317,964)		207,039,618

	SHARES
Short-Term Investments — 4.2%

Investment Companies — 4.2%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (e) (f) (Cost $8,904,727)	8,904,727	8,904,727

Total Investments — 101.5% (Cost $212,222,691)		215,944,345
Liabilities in Excess of Other Assets — (1.5)%		(3,172,864)

NET ASSETS — 100.0%		212,771,481

Percentages indicated are based on net assets.

Abbreviations
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)

   Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2020.

(c)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2020.
(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of August 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	77

JPMorgan International Bond Opportunities ETF

(formerly known as JPMorgan Global Bond Opportunities ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — 54.0%

Argentina — 0.1%

Agua y Saneamientos Argentinos SA 6.63%, 2/1/2023 (a)		280,000	163,537

Australia — 0.3%

Glencore Finance Europe Ltd. 6.00%, 4/3/2022 (a) (b)	GBP	100,000	143,123

Glencore Funding LLC 2.50%, 9/1/2030 (c)		100,000	98,166

Transurban Finance Co. Pty. Ltd. 2.00%, 8/28/2025 (a)	EUR	150,000	187,720

Westpac Banking Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.00%), 4.11%, 7/24/2034 (d)		75,000	84,660

			513,669

Azerbaijan — 0.2%

State Oil Co. of the Azerbaijan Republic 4.75%, 3/13/2023 (a)		260,000	273,260

Belgium — 0.8%

Anheuser-Busch Cos. LLC

4.70%, 2/1/2036		20,000	23,853

4.90%, 2/1/2046		85,000	104,533

Anheuser-Busch InBev Worldwide, Inc.

4.90%, 1/23/2031		95,000	121,022

4.44%, 10/6/2048		114,000	132,353

5.55%, 1/23/2049		180,000	242,919

KBC Group NV (EUR Swap Annual 5 Year + 4.69%), 4.75%, 3/5/2024 (a) (d) (e) (f)	EUR	400,000	498,563

Solvay Finance SACA (EUR Swap Annual 5 Year + 3.70%), 5.42%, 11/12/2023 (a) (d) (e) (f)	EUR	100,000	130,521

Solvay SA (EUR Swap Annual 5 Year + 3.92%), 4.25%, 12/4/2023 (a) (d) (e) (f)	EUR	100,000	126,440

			1,380,204

Brazil — 0.4%

Braskem Netherlands Finance BV 4.50%, 1/31/2030 (a)		200,000	190,300

Gerdau Trade, Inc. 4.88%, 10/24/2027 (a)		200,000	217,000

Petrobras Global Finance BV 6.90%, 3/19/2049		250,000	285,134

			692,434

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Canada — 0.6%

1011778 BC ULC

4.25%, 5/15/2024 (c)	25,000	25,469

5.00%, 10/15/2025 (c)	15,000	15,403

Advanz Pharma Corp. Ltd. 8.00%, 9/6/2024	45,000	44,325

ATS Automation Tooling Systems, Inc. 6.50%, 6/15/2023 (c)	13,000	13,149

Bombardier, Inc.

6.00%, 10/15/2022 (c)	10,000	8,500

7.50%, 12/1/2024 (c)	35,000	26,250

7.88%, 4/15/2027 (c)	37,000	26,814

Cenovus Energy, Inc. 5.38%, 7/15/2025	55,000	55,965

Emera US Finance LP 4.75%, 6/15/2046	110,000	136,376

Enbridge, Inc. 3.13%, 11/15/2029	180,000	193,798

Gateway Casinos & Entertainment Ltd. 8.25%, 3/1/2024 (c)	36,000	30,240

MEG Energy Corp. 6.50%, 1/15/2025 (c)	21,000	21,420

NOVA Chemicals Corp.

4.88%, 6/1/2024 (c)	80,000	79,400

5.00%, 5/1/2025 (c)	19,000	19,000

5.25%, 6/1/2027 (c)	45,000	43,537

Open Text Corp. 5.88%, 6/1/2026 (c)	40,000	42,000

Precision Drilling Corp.

7.75%, 12/15/2023	65,000	50,700

7.13%, 1/15/2026 (c)	6,000	4,080

Quebecor Media, Inc. 5.75%, 1/15/2023	32,000	34,320

Stars Group Holdings BV 7.00%, 7/15/2026 (c)	14,000	14,924

Transcanada Trust

Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 8/15/2076 (d)	57,000	62,278

Videotron Ltd. 5.13%, 4/15/2027 (c)	40,000	42,300

		990,248

Chile — 0.3%

Empresa de Transporte de Pasajeros Metro SA 4.70%, 5/7/2050 (c)	200,000	249,000

Kenbourne Invest SA 6.88%, 11/26/2024 (c)	200,000	207,437

		456,437

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — continued

China — 1.0%

Alibaba Group Holding Ltd. 3.40%, 12/6/2027		200,000	225,272

China Evergrande Group 8.75%, 6/28/2025 (a)		290,000	243,904

CNAC HK Finbridge Co. Ltd. 4.13%, 7/19/2027 (a)		200,000	222,062

GCL New Energy Holdings Ltd. 7.10%, 1/30/2021 (a)		200,000	102,500

Huarong Finance 2017 Co. Ltd. 4.25%, 11/7/2027 (a)		200,000	218,312

New Metro Global Ltd. 6.50%, 4/23/2021 (a)		200,000	202,022

Tencent Holdings Ltd. 3.98%, 4/11/2029 (a)		200,000	230,188

Yuzhou Group Holdings Co. Ltd. 8.38%, 10/30/2024 (a)		200,000	210,063

			1,654,323

Colombia — 0.3%

Ecopetrol SA 5.88%, 5/28/2045		400,000	453,920

Denmark — 0.3%

Danske Bank A/S (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.73%), 5.00%, 1/12/2023 (c) (d)		200,000	210,255

Nykredit Realkredit A/S Series CCE, 1.00%, 10/1/2050 (a)	DKK	645,472	102,880

TDC A/S 5.00%, 3/2/2022 (b)	EUR	200,000	249,523

			562,658

Finland — 0.1%

Nokia OYJ 2.00%, 3/15/2024 (a)	EUR	100,000	125,257

France — 3.1%

Altice France SA

7.38%, 5/1/2026 (c)		200,000	212,330

3.38%, 1/15/2028 (c)	EUR	100,000	117,871

Banijay Entertainment SASU 3.50%, 3/1/2025 (a)	EUR	125,000	147,215

BPCE SA

3.00%, 5/22/2022 (c)		250,000	259,727

5.15%, 7/21/2024 (c)		600,000	674,451

(EUR Swap Annual 5 Year + 2.37%), 2.75%, 11/30/2027 (a) (d)	EUR	200,000	250,359

Burger King France SAS 6.00%, 5/1/2024 (a)	EUR	100,000	120,562

Casino Guichard Perrachon SA 4.56%, 1/25/2023 (a) (b)	EUR	200,000	217,249

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)

France — continued

Credit Agricole SA

(EUR Swap Annual 5 Year + 5.12%), 6.50%, 6/23/2021 (a) (d) (e) (f)	EUR	300,000	368,300

3.25%, 10/4/2024 (c)		376,000	409,587

(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (c) (d) (e) (f)		400,000	474,000

Elis SA 1.88%, 2/15/2023 (a)	EUR	300,000	359,938

Europcar Mobility Group 4.13%, 11/15/2024 (a)	EUR	100,000	58,332

Faurecia SE 3.13%, 6/15/2026 (a)	EUR	100,000	119,785

La Financiere Atalian SASU 4.00%, 5/15/2024 (a)	EUR	100,000	101,435

Orano SA 3.13%, 3/20/2023 (a)	EUR	100,000	123,810

Quatrim SASU 5.88%, 1/15/2024 (a)	EUR	100,000	119,108

Rexel SA 2.63%, 6/15/2024 (a)	EUR	300,000	361,537

Societe Generale SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 3.65%, 7/8/2035 (c) (d)		200,000	205,375

SPIE SA 3.13%, 3/22/2024 (a)	EUR	200,000	245,878

Total Capital International SA 3.13%, 5/29/2050		50,000	52,354

TOTAL SE (EUR Swap Annual 5 Year + 3.78%), 3.87%, 5/18/2022 (a) (d) (e) (f)	EUR	100,000	125,289

			5,124,492

Germany — 1.0%

Bayer Capital Corp. BV 2.13%, 12/15/2029 (a)	EUR	100,000	132,125

Deutsche Bank AG 4.25%, 10/14/2021		100,000	103,319

IHO Verwaltungs GmbH 3.75% (cash), 9/15/2026 (a) (g)	EUR	125,000	152,540

Nidda BondCo GmbH 5.00%, 9/30/2025 (a)	EUR	225,000	265,937

Nidda Healthcare Holding GmbH 3.50%, 9/30/2024 (a)	EUR	100,000	118,733

Rebecca Bidco GmbH 5.75%, 7/15/2025 (c)	EUR	100,000	121,513

Techem Verwaltungsgesellschaft 674 mbH 6.00%, 7/30/2026 (a)	EUR	250,000	310,253

thyssenkrupp AG

1.38%, 3/3/2022 (a)	EUR	300,000	349,771

2.50%, 2/25/2025 (a)	EUR	100,000	113,010

			1,667,201

Greece — 0.6%

Alpha Bank AE 2.50%, 2/5/2023 (a)	EUR	780,000	971,017

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	79

JPMorgan International Bond Opportunities ETF

(formerly known as JPMorgan Global Bond Opportunities ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — continued

Guatemala — 0.1%

Comunicaciones Celulares SA 6.88%, 2/6/2024 (a)		200,000	203,375

Hong Kong — 0.1%

Metropolitan Light Co. Ltd. 5.50%, 11/21/2022 (c)		151,000	152,887

India — 0.2%

Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/2022 (a)		200,000	204,063

NTPC Ltd. 3.75%, 4/3/2024 (a)		200,000	208,000

			412,063

Indonesia — 0.5%

Indonesia Asahan Aluminium Persero PT 5.45%, 5/15/2030 (c)		200,000	235,000

Pertamina Persero PT 3.65%, 7/30/2029 (c)		400,000	426,375

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.13%, 5/15/2027 (a)		200,000	218,250

			879,625

Ireland — 0.9%

AerCap Ireland Capital DAC 4.63%, 7/1/2022		330,000	338,150

Allied Irish Banks plc (EUR Swap Annual 5 Year + 3.95%), 4.13%, 11/26/2025 (a) (d)	EUR	100,000	120,263

Avolon Holdings Funding Ltd.

3.95%, 7/1/2024 (c)		126,000	116,402

4.38%, 5/1/2026 (c)		60,000	55,255

eircom Finance DAC 3.50%, 5/15/2026 (a)	EUR	200,000	241,243

Park Aerospace Holdings Ltd. 5.50%, 2/15/2024 (c)		129,000	127,175

Smurfit Kappa Acquisitions ULC 2.38%, 2/1/2024 (a)	EUR	350,000	431,543

			1,430,031

Israel — 0.3%

Leviathan Bond Ltd.

6.13%, 6/30/2025 (a)		200,000	207,540

6.50%, 6/30/2027 (a)		200,000	208,688

			416,228

Italy — 1.3%

Atlantia SpA 1.63%, 2/3/2025 (a)	EUR	100,000	116,772

Autostrade per l’Italia SpA 1.63%, 6/12/2023	EUR	100,000	117,956

Enel Finance International NV 3.50%, 4/6/2028 (c)		200,000	222,322

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)

Italy — continued

Leonardo SpA 4.88%, 3/24/2025	EUR	100,000	134,341

Rossini SARL 6.75%, 10/30/2025 (a)	EUR	100,000	127,629

Saipem Finance International BV

3.75%, 9/8/2023 (a)	EUR	125,000	155,613

2.63%, 1/7/2025 (a)	EUR	150,000	178,452

Telecom Italia Capital SA

6.00%, 9/30/2034		30,000	36,450

7.20%, 7/18/2036		135,000	177,525

Telecom Italia SpA

5.25%, 2/10/2022 (a)	EUR	100,000	127,257

3.25%, 1/16/2023 (a)	EUR	200,000	250,723

3.63%, 1/19/2024 (a)	EUR	100,000	126,662

3.63%, 5/25/2026 (a)	EUR	225,000	291,132

2.38%, 10/12/2027 (a)	EUR	150,000	180,828

			2,243,662

Japan — 0.2%

Takeda Pharmaceutical Co. Ltd. 3.03%, 7/9/2040		270,000	279,536

Kazakhstan — 0.2%

KazMunayGas National Co. JSC 4.75%, 4/19/2027 (a)		355,000	400,617

Kuwait — 0.1%

MEGlobal Canada ULC 5.00%, 5/18/2025 (c)		200,000	217,875

Luxembourg — 1.0%

Altice Financing SA 7.50%, 5/15/2026 (c)		200,000	213,440

Altice Finco SA 4.75%, 1/15/2028 (a)	EUR	200,000	224,990

Altice France Holding SA

8.00%, 5/15/2027	EUR	150,000	194,314

8.00%, 5/15/2027 (c)	EUR	123,000	159,338

ARD Finance SA 5.00% (cash), 6/30/2027 (c) (g)	EUR	100,000	119,092

Intelsat Jackson Holdings SA

5.50%, 8/1/2023 (h)		80,000	53,200

8.50%, 10/15/2024 (c) (h)		99,000	67,320

9.75%, 7/15/2025 (c) (h)		120,000	82,800

Matterhorn Telecom SA 3.13%, 9/15/2026 (c)	EUR	100,000	114,883

Monitchem HoldCo 3 SA 5.25%, 3/15/2025 (a)	EUR	100,000	122,808

SES SA (EUR Swap Annual 5 Year + 4.66%), 4.62%, 1/2/2022 (a) (d) (e) (f)	EUR	250,000	304,254

			1,656,439

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — continued

Mexico — 0.8%

Banco Mercantil del Norte SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.04%), 6.87%, 7/6/2022 (c) (d) (e) (f)		200,000	200,938

BBVA Bancomer SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.13%, 1/18/2033 (c) (d)		200,000	191,000

Fomento Economico Mexicano SAB de CV 3.50%, 1/16/2050		150,000	160,030

Petroleos Mexicanos

6.75%, 9/21/2047		575,000	477,911

6.95%, 1/28/2060 (c)		410,000	340,772

			1,370,651

Morocco — 0.2%

OCP SA 6.88%, 4/25/2044 (a)		200,000	255,625

Netherlands — 1.0%

ABN AMRO Bank NV 4.75%, 7/28/2025 (c)		200,000	225,781

ING Groep NV (EUR Swap Annual 5 Year + 2.85%), 3.00%, 4/11/2028 (d)	EUR	100,000	126,124

Nouryon Holding BV 6.50%, 10/1/2026 (a)	EUR	125,000	155,938

OCI NV 3.13%, 11/1/2024 (a)	EUR	100,000	119,340

Sigma Holdco BV 5.75%, 5/15/2026 (a)	EUR	125,000	148,915

Sunshine Mid BV 6.50%, 5/15/2026 (a)	EUR	200,000	247,842

UPCB Finance IV Ltd. 4.00%, 1/15/2027 (a)	EUR	180,000	218,928

Ziggo Bond Co. BV 3.38%, 2/28/2030 (a)	EUR	200,000	234,217

Ziggo BV 4.25%, 1/15/2027 (a)	EUR	180,000	223,334

			1,700,419

Peru — 0.1%

Hudbay Minerals, Inc. 7.25%, 1/15/2023 (c)		20,000	20,250

Southern Copper Corp. 5.88%, 4/23/2045		140,000	192,762

			213,012

Portugal — 0.2%

EDP Finance BV 2.38%, 3/23/2023 (a)	EUR	200,000	252,972

Qatar — 0.1%

ABQ Finance Ltd. 3.50%, 2/22/2022 (a)		200,000	205,375

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)

Qatar — continued

Ras Laffan Liquefied Natural Gas Co. Ltd. II 5.30%, 9/30/2020 (a)		14,125	14,125

			219,500

Russia — 0.2%

Gazprom PJSC 3.25%, 2/25/2030 (a)		200,000	203,000

Lukoil Securities BV 3.88%, 5/6/2030 (a)		200,000	212,938

			415,938

Spain — 1.5%

AI Candelaria Spain SLU 7.50%, 12/15/2028 (a)		250,000	274,377

CaixaBank SA

(EUR Swap Annual 5 Year + 6.50%), 6.75%, 6/13/2024 (a) (d) (e) (f)	EUR	200,000	248,002

(EUR Swap Annual 5 Year + 3.35%), 3.50%, 2/15/2027 (a) (d)	EUR	200,000	245,438

Grifols SA

1.63%, 2/15/2025 (c)	EUR	100,000	118,371

3.20%, 5/1/2025 (a)	EUR	200,000	241,360

2.25%, 11/15/2027 (c)	EUR	100,000	119,617

Grupo Antolin-Irausa SA

3.25%, 4/30/2024 (a)	EUR	100,000	105,892

Repsol International Finance BV (EUR Swap Annual 10 Year + 4.20%), 4.50%, 3/25/2075 (a) (d)	EUR	200,000	253,330

Telefonica Europe BV (EUR Swap Annual 5 Year + 3.86%), 3.75%, 3/15/2022 (a) (d) (e) (f)	EUR	300,000	363,426

(EUR Swap Annual 5 Year + 2.33%), 2.63%, 3/7/2023 (a) (d) (e) (f)	EUR	200,000	236,657

Series NC5, (EUR Swap Annual 5 Year + 2.45%), 3.00%, 9/4/2023 (a) (d) (e) (f)	EUR	300,000	356,914

			2,563,384

Sweden — 0.2%

Telefonaktiebolaget LM Ericsson

1.88%, 3/1/2024 (a)	EUR	125,000	155,311

Verisure Midholding AB

5.75%, 12/1/2023 (a)	EUR	200,000	240,417

			395,728

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	81

JPMorgan International Bond Opportunities ETF

(formerly known as JPMorgan Global Bond Opportunities ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — continued

Switzerland — 1.6%

Credit Suisse AG 2.95%, 4/9/2025		260,000	285,615

Credit Suisse Group AG

(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (c) (d) (e) (f)		450,000	499,487

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.89%), 5.25%, 2/11/2027 (c) (d) (e) (f)		200,000	203,750

(SOFR + 3.73%), 4.19%, 4/1/2031 (c) (d)		290,000	338,300

Dufry One BV

2.50%, 10/15/2024 (a)	EUR	100,000	100,699

UBS Group AG

(EUR Swap Annual 5 Year + 5.29%), 5.75%, 2/19/2022 (a) (d) (e) (f)	EUR	600,000	748,969

(USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (a) (d) (e) (f)		200,000	226,000

(USD Swap Semi 5 Year + 4.59%), 6.87%, 8/7/2025 (a) (d) (e) (f)		200,000	221,292

			2,624,112

Taiwan — 0.1%

Competition Team Technologies Ltd. 3.75%, 3/12/2024 (a)		200,000	213,813

United Arab Emirates — 0.0% (i)

Shelf Drilling Holdings Ltd. 8.25%, 2/15/2025 (c)		39,000	14,820

United Kingdom — 3.3%

BAT Capital Corp.

4.70%, 4/2/2027		50,000	57,922

3.56%, 8/15/2027		520,000	568,400

4.39%, 8/15/2037		115,000	125,217

4.54%, 8/15/2047		130,000	141,528

BP Capital Markets plc

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (d) (e) (f)		204,000	214,200

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (d) (e) (f)		94,000	102,667

eG Global Finance plc 4.38%, 2/7/2025 (a)		EUR 200,000	225,703

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)

United Kingdom — continued

FCE Bank plc

1.88%, 6/24/2021 (a)	EUR	100,000	118,477

1.13%, 2/10/2022 (a)	EUR	300,000	352,387

Fiat Chrysler Finance Europe SENC

4.75%, 3/22/2021 (a)	EUR	100,000	121,908

4.75%, 7/15/2022 (a)	EUR	100,000	126,049

Iceland Bondco plc 4.63%, 3/15/2025 (a)	GBP	100,000	125,548

Lloyds Banking Group plc 4.58%, 12/10/2025		200,000	225,144

Natwest Group plc

(USD Swap Semi 5 Year + 7.60%), 8.62%, 8/15/2021 (d) (e) (f)		200,000	210,234

(ICE LIBOR USD 3 Month + 1.48%), 3.50%, 5/15/2023 (d)		235,000	245,165

6.10%, 6/10/2023		30,000	33,363

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.63%), 6.00%, 12/29/2025 (d) (e) (f)		322,000	339,217

Sky Ltd.

1.50%, 9/15/2021 (a)	EUR	200,000	242,584

2.25%, 11/17/2025 (a)	EUR	200,000	265,513

Standard Chartered plc

(USD Swap Semi 5 Year + 5.72%), 7.75%, 4/2/2023 (c) (d) (e) (f)		200,000	216,864

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.85%), 4.64%, 4/1/2031 (c) (d)		200,000	234,424

Synlab Unsecured Bondco plc 8.25%, 7/1/2023 (a)	EUR	200,000	244,207

Virgin Media Secured Finance plc 5.50%, 5/15/2029 (c)		200,000	216,250

Vodafone Group plc

5.25%, 5/30/2048		180,000	235,049

4.88%, 6/19/2049		121,000	150,818

(EUR Swap Annual 5 Year + 2.67%), 3.10%, 1/3/2079 (a) (d)	EUR	300,000	366,426

			5,505,264

United States — 30.7%

Abbott Ireland Financing DAC 1.50%, 9/27/2026 (a)	EUR	200,000	256,785

AbbVie, Inc.

3.20%, 11/21/2029 (c)		270,000	298,828

4.05%, 11/21/2039 (c)		165,000	192,447

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — continued

United States — continued

4.70%, 5/14/2045		90,000	112,250

4.45%, 5/14/2046		50,000	60,271

Acadia Healthcare Co., Inc. 6.50%, 3/1/2024		54,000	55,620

ACCO Brands Corp. 5.25%, 12/15/2024 (c)		120,000	122,725

Adient Global Holdings Ltd. 3.50%, 8/15/2024 (a)	EUR	100,000	110,368

Adient US LLC 9.00%, 4/15/2025 (c)		110,000	122,100

AES Corp. (The) 5.50%, 4/15/2025		15,000	15,451

Ahern Rentals, Inc. 7.38%, 5/15/2023 (c)		30,000	12,450

Air Lease Corp.

3.25%, 3/1/2025		45,000	45,726

2.88%, 1/15/2026		102,000	101,346

3.25%, 10/1/2029		140,000	136,626

Air Medical Group Holdings, Inc. 6.38%, 5/15/2023 (c)		30,000	29,594

Air Products and Chemicals, Inc. 2.05%, 5/15/2030		60,000	63,336

Albertsons Cos., Inc.

6.63%, 6/15/2024		40,000	41,288

5.75%, 3/15/2025		25,000	25,687

Alexandria Real Estate Equities, Inc. REIT, 1.88%, 2/1/2033		60,000	59,311

Allison Transmission, Inc.

5.00%, 10/1/2024 (c)		20,000	20,201

4.75%, 10/1/2027 (c)		50,000	52,250

5.88%, 6/1/2029 (c)		60,000	65,700

Ally Financial, Inc.

4.63%, 5/19/2022		74,000	77,891

5.75%, 11/20/2025		80,000	89,802

Altria Group, Inc.

1.70%, 6/15/2025	EUR	300,000	375,637

2.20%, 6/15/2027	EUR	250,000	320,852

3.40%, 5/6/2030		230,000	253,349

Amazon.com, Inc. 2.70%, 6/3/2060		60,000	61,252

AMC Entertainment Holdings, Inc.

10.50%, 4/24/2026 (c)		45,000	38,700

12.00% (PIK), 6/15/2026 (c) (g)		121,000	43,504

AMC Networks, Inc. 5.00%, 4/1/2024		119,000	121,231

Ameren Corp. 3.50%, 1/15/2031		160,000	183,398

American Airlines Group, Inc. 5.00%, 6/1/2022 (c)		15,000	9,675

American Axle & Manufacturing, Inc.

6.25%, 4/1/2025		11,000	11,344

6.50%, 4/1/2027		7,000	7,192

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)

United States — continued

American Tower Corp.

REIT, 5.00%, 2/15/2024		570,000	649,912

REIT, 1.38%, 4/4/2025	EUR	140,000	174,512

REIT, 2.10%, 6/15/2030		160,000	163,291

American Water Capital Corp. 2.80%, 5/1/2030		28,000	30,644

American Woodmark Corp. 4.88%, 3/15/2026 (c)		95,000	96,662

AmeriGas Partners LP 5.50%, 5/20/2025		35,000	38,412

Amkor Technology, Inc. 6.63%, 9/15/2027 (c)		12,000	13,050

AMN Healthcare, Inc. 5.13%, 10/1/2024 (c)		21,000	21,367

Amsted Industries, Inc. 5.63%, 7/1/2027 (c)		9,000	9,562

ANGI Group LLC 3.88%, 8/15/2028 (c)		55,000	55,714

Antero Resources Corp. 5.13%, 12/1/2022		134,000	116,412

Apple, Inc.

3.85%, 5/4/2043		70,000	85,817

2.40%, 8/20/2050		240,000	237,708

2.55%, 8/20/2060		195,000	190,453

Aramark International Finance SARL 3.13%, 4/1/2025 (a)	EUR	100,000	113,437

Aramark Services, Inc. 5.00%, 2/1/2028 (c)		80,000	80,100

Archrock Partners LP 6.88%, 4/1/2027 (c)		11,000	11,330

Arconic Corp. 6.00%, 5/15/2025 (c)		57,000	60,420

Ardagh Packaging Finance plc

2.13%, 8/15/2026 (c)	EUR	100,000	118,933

4.13%, 8/15/2026 (c)		200,000	208,640

AT&T, Inc.

2.95%, 7/15/2026		42,000	46,292

2.30%, 6/1/2027		100,000	106,045

2.25%, 2/1/2032		230,000	233,125

4.75%, 5/15/2046		75,000	89,538

Avantor, Inc. 6.00%, 10/1/2024 (c)		65,000	68,087

Avis Budget Car Rental LLC

6.38%, 4/1/2024 (c)		45,000	44,100

5.25%, 3/15/2025 (c)		42,000	40,078

5.75%, 7/15/2027 (c)		14,000	13,421

B&G Foods, Inc. 5.25%, 4/1/2025		49,000	50,701

Ball Corp. 4.38%, 12/15/2023	EUR	150,000	197,345

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	83

JPMorgan International Bond Opportunities ETF

(formerly known as JPMorgan Global Bond Opportunities ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — continued

United States — continued

Bank of America Corp.

Series Z, (ICE LIBOR USD 3 Month + 4.17%), 6.50%, 10/23/2024 (d) (e) (f)		29,000	32,763

Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (d) (e) (f)		230,000	265,963

3.25%, 10/21/2027		290,000	322,802

(ICE LIBOR USD 3 Month + 1.19%), 2.88%, 10/22/2030 (d)		190,000	206,502

(SOFR + 1.53%), 1.90%, 7/23/2031 (d)		180,000	181,602

(SOFR + 1.93%), 2.68%, 6/19/2041 (d)		25,000	25,429

Bank of New York Mellon Corp. (The) Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.36%), 4.70%, 9/20/2025 (d) (e) (f)		56,000	60,816

Bausch Health Cos., Inc.

4.50%, 5/15/2023	EUR	100,000	118,993

5.88%, 5/15/2023 (c)		15,000	15,000

7.00%, 3/15/2024 (c)		100,000	103,896

6.13%, 4/15/2025 (c)		525,000	540,094

5.50%, 11/1/2025 (c)		70,000	72,254

Beacon Roofing Supply, Inc. 4.88%, 11/1/2025 (c)		20,000	19,827

Becton Dickinson and Co.

1.40%, 5/24/2023	EUR	100,000	122,423

2.82%, 5/20/2030		195,000	211,560

3.79%, 5/20/2050		55,000	61,758

Belden, Inc. 3.38%, 7/15/2027 (a)	EUR	100,000	118,055

Berry Global, Inc.

5.13%, 7/15/2023		21,000	21,263

4.50%, 2/15/2026 (c)		13,000	13,255

4.88%, 7/15/2026 (c)		50,000	53,125

5.63%, 7/15/2027 (c)		3,000	3,172

Biogen, Inc. 2.25%, 5/1/2030		70,000	71,745

Black Knight InfoServ LLC 3.63%, 9/1/2028 (c)		55,000	55,705

Blue Racer Midstream LLC 6.13%, 11/15/2022 (c)		155,000	154,225

Boeing Co. (The)

4.88%, 5/1/2025		210,000	228,434

5.04%, 5/1/2027		260,000	286,088

3.50%, 3/1/2039		135,000	121,212

5.71%, 5/1/2040		65,000	75,363

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

United States — continued

Boyd Gaming Corp. 6.38%, 4/1/2026	58,000	60,466

Boyne USA, Inc. 7.25%, 5/1/2025 (c)	93,000	98,580

BP Capital Markets America, Inc.

3.63%, 4/6/2030	180,000	206,808

2.77%, 11/10/2050	70,000	66,005

Brink’s Co. (The) 4.63%, 10/15/2027 (c)	42,000	43,615

Bristol-Myers Squibb Co. 2.90%, 7/26/2024	242,000	263,687

Broadcom, Inc.

2.25%, 11/15/2023	240,000	249,673

4.25%, 4/15/2026	175,000	198,420

BWX Technologies, Inc. 5.38%, 7/15/2026 (c)	10,000	10,475

BY Crown Parent LLC 4.25%, 1/31/2026 (c)	90,000	91,903

Caesars Resort Collection LLC 5.25%, 10/15/2025 (c)	25,000	23,934

Callon Petroleum Co.

6.25%, 4/15/2023	47,000	16,627

6.13%, 10/1/2024	38,000	12,410

Calpine Corp.

5.25%, 6/1/2026 (c)	69,000	72,026

Catalent Pharma Solutions, Inc.

4.88%, 1/15/2026 (c)	35,000	35,700

CCO Holdings LLC

5.75%, 2/15/2026 (c)	391,000	409,791

5.13%, 5/1/2027 (c)	160,000	170,403

5.00%, 2/1/2028 (c)	155,000	163,913

5.38%, 6/1/2029 (c)	16,000	17,584

4.75%, 3/1/2030 (c)	181,000	194,457

CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (c)	24,000	25,680

CDK Global, Inc. 5.25%, 5/15/2029 (c)	35,000	38,182

CDW LLC

4.25%, 4/1/2028	145,000	151,525

3.25%, 2/15/2029	21,000	21,449

Cedar Fair LP 5.25%, 7/15/2029	4,000	3,876

Centene Corp.

5.25%, 4/1/2025 (c)	28,000	29,050

4.63%, 12/15/2029	305,000	334,231

CenterPoint Energy, Inc. 2.95%, 3/1/2030	79,000	86,857

Central Garden & Pet Co. 6.13%, 11/15/2023	20,000	20,425

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — continued

United States — continued

CenturyLink, Inc.

Series T, 5.80%, 3/15/2022		80,000	83,593

Series W, 6.75%, 12/1/2023		15,000	16,613

Series Y, 7.50%, 4/1/2024		65,000	73,694

CF Industries, Inc. 4.50%, 12/1/2026 (c)		190,000	215,722

Charter Communications Operating LLC

2.80%, 4/1/2031		170,000	178,611

5.38%, 5/1/2047		68,000	81,835

3.70%, 4/1/2051		125,000	123,888

Chemours Co. (The)

6.63%, 5/15/2023		40,000	40,200

7.00%, 5/15/2025		73,000	74,642

4.00%, 5/15/2026	EUR	100,000	114,263

Cheniere Energy Partners LP 5.25%, 10/1/2025		30,000	30,697

Chesapeake Energy Corp. 11.50%, 1/1/2025 (c) (h)		93,000	12,044

Chevron Corp.

1.55%, 5/11/2025		250,000	260,087

2.24%, 5/11/2030		110,000	117,232

Chevron USA, Inc. 2.34%, 8/12/2050		40,000	38,120

Cigna Corp. 3.40%, 3/15/2050		85,000	90,997

Cincinnati Bell, Inc.

7.00%, 7/15/2024 (c)		29,000	29,979

8.00%, 10/15/2025 (c)		4,000	4,275

Cinemark USA, Inc. 4.88%, 6/1/2023		38,000	34,968

Citigroup, Inc.

Series Q, (ICE LIBOR USD 3 Month + 4.10%), 4.38%, 11/15/2020 (d) (e) (f)		183,000	182,112

(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (d)		100,000	103,473

Series V, (SOFR + 3.23%), 4.70%, 1/30/2025 (d) (e) (f)		170,000	169,150

Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (d) (e) (f)		190,000	205,162

(SOFR + 2.75%), 3.11%, 4/8/2026 (d)		140,000	151,894

Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (d) (e) (f)		200,000	227,000

(SOFR + 3.91%), 4.41%, 3/31/2031 (d)		305,000	370,419

(SOFR + 2.11%), 2.57%, 6/3/2031 (d)		370,000	390,982

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)

United States — continued

Clarios Global LP 6.25%, 5/15/2026 (c)		65,000	68,941

Clean Harbors, Inc. 4.88%, 7/15/2027 (c)		25,000	26,228

Clear Channel Worldwide Holdings, Inc.

9.25%, 2/15/2024		85,000	83,300

5.13%, 8/15/2027 (c)		155,000	156,596

Clearwater Paper Corp. 4.50%, 2/1/2023		37,000	37,296

Clearway Energy Operating LLC 5.00%, 9/15/2026		44,000	46,176

Clorox Co. (The) 1.80%, 5/15/2030		30,000	30,674

CNO Financial Group, Inc. 5.25%, 5/30/2025		15,000	17,114

CNX Midstream Partners LP 6.50%, 3/15/2026 (c)		20,000	20,030

Cogent Communications Group, Inc. 5.38%, 3/1/2022 (c)		25,000	25,750

Comcast Corp.

3.95%, 10/15/2025		250,000	288,212

3.90%, 3/1/2038		40,000	47,813

3.75%, 4/1/2040		94,000	110,863

4.60%, 8/15/2045		105,000	136,338

Commercial Metals Co. 4.88%, 5/15/2023		15,000	15,600

CommScope Technologies LLC 6.00%, 6/15/2025 (c)		191,000	195,815

CommScope, Inc.

6.00%, 3/1/2026 (c)		45,000	47,812

8.25%, 3/1/2027 (c)		48,000	51,960

Community Health Systems, Inc.

6.25%, 3/31/2023		21,000	21,052

8.63%, 1/15/2024 (c)		37,000	38,665

Comstock Resources, Inc. 7.50%, 5/15/2025 (c)		38,000	37,710

Concho Resources, Inc. 3.75%, 10/1/2027		53,000	58,132

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (c)		21,000	17,850

Constellium SE 4.25%, 2/15/2026 (a)	EUR	100,000	118,652

Coty, Inc. 6.50%, 4/15/2026 (c)		50,000	41,184

Covanta Holding Corp. 5.88%, 7/1/2025		14,000	14,607

Crestwood Midstream Partners LP 5.75%, 4/1/2025		60,000	57,400

Crown Castle International Corp.

REIT, 3.30%, 7/1/2030		155,000	172,018

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	85

JPMorgan International Bond Opportunities ETF

(formerly known as JPMorgan Global Bond Opportunities ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — continued

United States — continued

REIT, 4.15%, 7/1/2050		20,000	23,484

Crown European Holdings SA

4.00%, 7/15/2022 (a)	EUR	250,000	313,254

2.63%, 9/30/2024 (a)	EUR	125,000	155,562

CSC Holdings LLC

5.88%, 9/15/2022		20,000	21,200

5.25%, 6/1/2024		215,000	232,737

CSX Corp. 2.40%, 2/15/2030		350,000	369,884

Curo Group Holdings Corp. 8.25%, 9/1/2025 (c)		110,000	90,750

CVR Partners LP 9.25%, 6/15/2023 (c)		98,000	96,285

CVS Health Corp.

3.25%, 8/15/2029		103,000	114,249

1.75%, 8/21/2030		150,000	148,148

4.13%, 4/1/2040		100,000	116,192

Dana Financing Luxembourg SARL 6.50%, 6/1/2026 (c)		105,000	110,644

DaVita, Inc. 3.75%, 2/15/2031 (c)		42,000	41,455

DCP Midstream Operating LP 3.88%, 3/15/2023		74,000	74,925

Deere & Co.

3.10%, 4/15/2030		50,000	57,002

3.75%, 4/15/2050		205,000	251,523

Delek Logistics Partners LP 6.75%, 5/15/2025		29,000	26,752

Dell International LLC

7.13%, 6/15/2024 (c)		37,000	38,417

6.02%, 6/15/2026 (c)		270,000	317,873

Diamond Sports Group LLC 5.38%, 8/15/2026(c)		93,000	72,540

Diamondback Energy, Inc. 5.38%, 5/31/2025		40,000	41,657

Diebold Nixdorf, Inc. 9.38%, 7/15/2025 (c)		15,000	16,125

Discovery Communications LLC 4.65%, 5/15/2050		75,000	85,665

DISH DBS Corp.

6.75%, 6/1/2021		10,000	10,250

5.88%, 11/15/2024		300,000	317,092

7.75%, 7/1/2026		235,000	269,075

Dole Food Co., Inc. 7.25%, 6/15/2025 (c)		39,000	39,000

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (c)		60,000	54,600

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

United States — continued

Duke Energy Ohio, Inc. 2.13%, 6/1/2030	120,000	126,844

Dun & Bradstreet Corp. (The) 6.88%, 8/15/2026 (c)	13,000	14,105

Edgewell Personal Care Co.

4.70%, 5/24/2022	25,000	26,125

5.50%, 6/1/2028 (c)	20,000	21,350

Edison International 3.55%, 11/15/2024	150,000	159,758

Embarq Corp. 8.00%, 6/1/2036	70,000	83,946

Encompass Health Corp.

5.75%, 11/1/2024	70,000	70,349

5.75%, 9/15/2025	105,000	108,602

Energizer Holdings, Inc.

7.75%, 1/15/2027 (c)	65,000	71,194

4.75%, 6/15/2028 (c)	131,000	136,698

EnLink Midstream Partners LP

4.40%, 4/1/2024	20,000	18,500

4.15%, 6/1/2025	20,000	17,824

5.60%, 4/1/2044	20,000	13,200

Entegris, Inc. 4.63%, 2/10/2026 (c)	65,000	67,133

Entercom Media Corp. 7.25%, 11/1/2024 (c)	20,000	16,000

Enterprise Development Authority (The) 12.00%, 7/15/2024 (c)	63,000	68,985

Envision Healthcare Corp. 8.75%, 10/15/2026 (c)	93,000	40,920

EP Energy LLC

9.38%, 5/1/2024 (c) (h)	40,000	4

8.00%, 11/29/2024 (c) (h)	37,000	37

7.75%, 5/15/2026 (c) (h)	36,000	7,830

EQM Midstream Partners LP 4.00%, 8/1/2024	44,000	44,220

EQT Corp. 3.90%, 10/1/2027	75,000	72,108

ESH Hospitality, Inc.

REIT, 5.25%, 5/1/2025 (c)	130,000	131,950

REIT, 4.63%, 10/1/2027 (c)	18,000	18,000

Evergy Metro, Inc. Series 2020, 2.25%, 6/1/2030	119,000	126,786

Exela Intermediate LLC 10.00%, 7/15/2023 (c)	56,000	16,240

FirstCash, Inc. 5.38%, 6/1/2024 (c)	15,000	15,404

FirstEnergy Corp.

Series B, 3.90%, 7/15/2027	364,000	399,094

2.65%, 3/1/2030	110,000	113,103

Series B, 2.25%, 9/1/2030	53,000	52,701

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — continued

United States — continued

Ford Motor Co. 9.00%, 4/22/2025		325,000	380,336

Ford Motor Credit Co. LLC 5.13%, 6/16/2025		320,000	336,234

Fox Corp. 3.50%, 4/8/2030		180,000	202,557

Freeport-McMoRan, Inc. 5.40%, 11/14/2034		50,000	56,519

Frontier Communications Corp.

7.63%, 4/15/2024 (h)		15,000	6,225

6.88%, 1/15/2025 (h)		35,000	13,960

Gartner, Inc. 4.50%, 7/1/2028 (c)		130,000	135,850

General Electric Co. 1.50%, 5/17/2029	EUR	100,000	115,220

General Motors Co. 5.15%, 4/1/2038		30,000	31,837

Genesis Energy LP

5.63%, 6/15/2024		20,000	17,650

6.25%, 5/15/2026		15,000	12,681

Global Partners LP 7.00%, 6/15/2023		25,000	25,000

Goldman Sachs Group, Inc. (The)

(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 7/24/2023 (d)		205,000	213,606

(ICE LIBOR USD 3 Month + 1.60%), 1.86%, 11/29/2023 (d)		130,000	134,222

3.50%, 4/1/2025		385,000	426,571

3.85%, 1/26/2027		159,000	181,050

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (d)		35,000	41,221

Gray Television, Inc. 7.00%, 5/15/2027 (c)		95,000	103,075

Griffon Corp. 5.75%, 3/1/2028		70,000	74,287

Gulfport Energy Corp. 6.00%, 10/15/2024		78,000	46,410

H&E Equipment Services, Inc. 5.63%, 9/1/2025		15,000	15,562

HCA, Inc.

5.88%, 5/1/2023		82,000	89,790

5.38%, 2/1/2025		130,000	146,400

5.88%, 2/15/2026		360,000	412,200

4.50%, 2/15/2027		140,000	159,842

5.63%, 9/1/2028		119,000	141,528

Herc Holdings, Inc. 5.50%, 7/15/2027 (c)		89,000	93,227

Hertz Corp. (The)

7.63%, 6/1/2022 (c) (h)		4,000	3,480

5.50%, 10/15/2024 (c) (h)		128,000	51,840

7.13%, 8/1/2026 (c) (h)		15,000	6,075

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)

United States — continued

Hilcorp Energy I LP

5.00%, 12/1/2024 (c)		23,000	21,792

6.25%, 11/1/2028 (c)		25,000	23,500

Hill-Rom Holdings, Inc. 5.00%, 2/15/2025 (c)		15,000	15,490

Hilton Domestic Operating Co., Inc. 5.13%, 5/1/2026		12,000	12,390

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024		15,000	15,506

Hilton Worldwide Finance LLC

4.63%, 4/1/2025		88,000	88,880

4.88%, 4/1/2027		113,000	115,825

Hologic, Inc. 4.38%, 10/15/2025 (c)		15,000	15,310

Home Depot, Inc. (The) 2.70%, 4/15/2030		120,000	132,871

Howmet Aerospace, Inc. 5.90%, 2/1/2027		60,000	67,842

Hughes Satellite Systems Corp. 6.63%, 8/1/2026		15,000	16,988

Hyundai Capital America 3.50%, 11/2/2026 (a)		150,000	162,000

Icahn Enterprises LP 6.38%, 12/15/2025		25,000	25,938

iHeartCommunications, Inc. 5.25%, 8/15/2027 (c)		50,000	49,875

International Business Machines Corp.

2.85%, 5/15/2040		100,000	105,824

2.95%, 5/15/2050		100,000	102,890

International Game Technology plc 4.75%, 2/15/2023 (a)	EUR	100,000	123,350

IQVIA, Inc.

3.25%, 3/15/2025 (a)	EUR	200,000	242,098

5.00%, 5/15/2027 (c)		200,000	210,521

IRB Holding Corp. 6.75%, 2/15/2026 (c)		39,000	39,634

Iron Mountain, Inc. REIT, 4.88%, 9/15/2029 (c)		70,000	72,730

ITC Holdings Corp.

3.35%, 11/15/2027		140,000	156,912

2.95%, 5/14/2030 (c)		280,000	303,811

JBS USA LUX SA

5.88%, 7/15/2024 (c)		3,000	3,060

5.75%, 6/15/2025 (c)		6,000	6,195

6.50%, 4/15/2029 (c)		43,000	48,813

JELD-WEN, Inc. 4.63%, 12/15/2025 (c)		70,000	70,350

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	87

JPMorgan International Bond Opportunities ETF

(formerly known as JPMorgan Global Bond Opportunities ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — continued

United States — continued

Kennedy-Wilson, Inc. 5.88%, 4/1/2024		14,000	14,171

Keurig Dr Pepper, Inc. 3.20%, 5/1/2030		140,000	157,065

Kroger Co. (The) 2.65%, 10/15/2026		135,000	147,398

L Brands, Inc.

5.63%, 10/15/2023		45,000	46,922

5.25%, 2/1/2028		18,000	17,280

L3Harris Technologies, Inc. 4.85%, 4/27/2035		185,000	244,612

LABL Escrow Issuer LLC 6.75%, 7/15/2026 (c)		120,000	128,700

Lamar Media Corp.

5.75%, 2/1/2026		65,000	67,782

Lamb Weston Holdings, Inc. 4.88%, 11/1/2026 (c)		95,000	99,406

Lennar Corp. 5.88%, 11/15/2024		48,000	53,640

Level 3 Financing, Inc.

5.38%, 5/1/2025		25,000	25,747

5.25%, 3/15/2026		61,000	63,599

4.63%, 9/15/2027 (c)		140,000	146,650

Liberty Mutual Group, Inc. 3.95%, 10/15/2050 (c)		15,000	16,731

Live Nation Entertainment, Inc.

4.88%, 11/1/2024 (c)		95,000	93,347

5.63%, 3/15/2026 (c)		19,000	18,715

LKQ European Holdings BV 3.63%, 4/1/2026 (a)	EUR	100,000	122,336

LKQ Italia Bondco SpA 3.88%, 4/1/2024 (a)	EUR	200,000	251,054

Lowe’s Cos., Inc. 5.13%, 4/15/2050		110,000	151,568

LPL Holdings, Inc. 5.75%, 9/15/2025 (c)		38,000	39,520

Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026		29,000	30,124

Martin Midstream Partners LP

10.00%, 2/29/2024 (c)		8,735	9,071

11.50%, 2/28/2025 (c)		39,674	35,409

Matador Resources Co. 5.88%, 9/15/2026		21,000	18,270

Mattel, Inc.

3.15%, 3/15/2023		10,000	9,827

6.75%, 12/31/2025 (c)		170,000	180,413

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)

United States — continued

Mauser Packaging Solutions Holding Co. 5.50%, 4/15/2024 (c)		125,000	126,875

McDonald’s Corp. 3.30%, 7/1/2025		59,000	65,949

Meredith Corp.

6.50%, 7/1/2025 (c)		75,000	77,625

6.88%, 2/1/2026		35,000	30,404

MetLife, Inc.

6.40%, 12/15/2036		130,000	162,449

MGM Resorts International

6.00%, 3/15/2023		315,000	332,325

4.63%, 9/1/2026		43,000	43,752

5.50%, 4/15/2027		85,000	89,888

Microchip Technology, Inc. 4.25%, 9/1/2025 (c)		225,000	234,288

MidAmerican Energy Co. 4.25%, 5/1/2046		55,000	70,144

Midcontinent Communications 5.38%, 8/15/2027 (c)		9,000	9,305

Morgan Stanley

Series J, (ICE LIBOR USD 3 Month + 3.81%), 4.08%, 10/15/2020 (d) (e) (f)		321,000	316,488

(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (d)		15,000	17,228

(SOFR + 3.12%), 3.62%, 4/1/2031 (d)		310,000	360,009

(ICE LIBOR USD 3 Month + 1.46%), 3.97%, 7/22/2038 (d)		240,000	288,380

MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (c)		79,000	80,209

MPLX LP

4.13%, 3/1/2027		101,000	111,717

4.00%, 3/15/2028		74,000	81,474

MSCI, Inc. 5.38%, 5/15/2027 (c)		34,000	36,710

MTS Systems Corp. 5.75%, 8/15/2027 (c)		14,000	14,180

Nabors Industries, Inc. 5.75%, 2/1/2025		90,000	25,875

NCR Corp.

5.75%, 9/1/2027 (c)		15,000	15,750

5.00%, 10/1/2028 (c)		18,000	18,135

6.13%, 9/1/2029 (c)		152,000	163,020

Netflix, Inc.

4.38%, 11/15/2026		17,000	18,916

3.63%, 5/15/2027	EUR	200,000	261,308

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

United States — continued

4.88%, 4/15/2028	85,000	98,387

5.88%, 11/15/2028	45,000	55,238

4.88%, 6/15/2030 (c)	53,000	61,414

New Albertsons LP 8.00%, 5/1/2031	103,000	118,450

Newell Brands, Inc. 4.70%, 4/1/2026 (b)	90,000	97,431

Nexstar Broadcasting, Inc. 5.63%, 7/15/2027 (c)	35,000	36,925

NextEra Energy Capital Holdings, Inc. 2.25%, 6/1/2030	200,000	209,494

NextEra Energy Operating Partners LP 4.25%, 9/15/2024 (c)	10,000	10,650

Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (c)	30,000	30,525

Nielsen Finance LLC 5.00%, 4/15/2022 (c)	38,000	38,036

NIKE, Inc. 3.38%, 3/27/2050	15,000	17,167

Noble Energy, Inc. 3.85%, 1/15/2028	354,000	401,547

Novelis Corp. 5.88%, 9/30/2026 (c)	74,000	77,315

NRG Energy, Inc. 6.63%, 1/15/2027	45,000	48,159

Nuance Communications, Inc. 5.63%, 12/15/2026	58,000	61,480

NuStar Logistics LP 5.63%, 4/28/2027	30,000	30,150

Oasis Petroleum, Inc.

6.88%, 1/15/2023	125,000	23,984

6.25%, 5/1/2026 (c)	33,000	5,940

Occidental Petroleum Corp.

3.50%, 6/15/2025	65,000	59,150

8.88%, 7/15/2030	65,000	73,450

6.63%, 9/1/2030	45,000	46,238

ON Semiconductor Corp. 3.88%, 9/1/2028 (c)	106,000	110,609

OneMain Finance Corp.

5.63%, 3/15/2023	60,000	63,600

7.13%, 3/15/2026	32,000	36,720

Oracle Corp. 2.95%, 4/1/2030	290,000	324,531

Owens-Brockway Glass Container, Inc. 5.38%, 1/15/2025 (c)	68,000	71,740

Pacific Gas and Electric Co.

3.85%, 11/15/2023	305,000	323,341

3.75%, 2/15/2024	94,000	99,141

2.95%, 3/1/2026	60,000	61,258

4.60%, 6/15/2043	100,000	102,783

4.75%, 2/15/2044	86,000	90,282

4.25%, 3/15/2046	30,000	29,744

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

United States — continued

PacifiCorp

2.70%, 9/15/2030	120,000	132,772

3.30%, 3/15/2051	27,000	30,491

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (c)	9,000	9,608

Parsley Energy LLC 4.13%, 2/15/2028 (c)	34,000	32,895

PBF Holding Co. LLC 7.25%, 6/15/2025	22,000	20,889

Penske Automotive Group, Inc.

5.75%, 10/1/2022	35,000	35,025

5.50%, 5/15/2026	48,000	49,980

PetSmart, Inc.

7.13%, 3/15/2023 (c)	75,000	75,554

5.88%, 6/1/2025 (c)	101,000	103,904

Pfizer, Inc.

2.55%, 5/28/2040	60,000	62,638

2.70%, 5/28/2050	110,000	114,148

Philip Morris International, Inc.

1.50%, 5/1/2025	100,000	103,457

2.10%, 5/1/2030	60,000	62,178

Phillips 66 2.15%, 12/15/2030	51,000	49,967

Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (c)	40,000	36,762

Pilgrim’s Pride Corp. 5.75%, 3/15/2025 (c)	63,000	64,733

Plantronics, Inc. 5.50%, 5/31/2023 (c)	53,000	50,032

Polaris Intermediate Corp.

8.50% (cash), 12/1/2022 (c) (g)	25,000	25,406

Post Holdings, Inc.

5.75%, 3/1/2027 (c)	50,000	52,812

5.63%, 1/15/2028 (c)	50,000	53,453

5.50%, 12/15/2029 (c)	20,000	21,924

Prime Security Services Borrower LLC

5.25%, 4/15/2024 (c)	16,000	16,960

5.75%, 4/15/2026 (c)	16,000	17,680

QEP Resources, Inc.

5.38%, 10/1/2022	38,000	33,250

5.63%, 3/1/2026	5,000	3,213

Qorvo, Inc. 5.50%, 7/15/2026	52,000	55,164

Quicken Loans LLC 5.75%, 5/1/2025 (c)	53,000	54,590

Radian Group, Inc. 4.50%, 10/1/2024	25,000	25,125

Rain CII Carbon LLC 7.25%, 4/1/2025 (c)	50,000	49,375

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	89

JPMorgan International Bond Opportunities ETF

(formerly known as JPMorgan Global Bond Opportunities ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — continued

United States — continued

Raytheon Technologies Corp.

3.70%, 12/15/2023 (c)		325,000	354,748

3.20%, 3/15/2024 (c)		400,000	432,318

3.95%, 8/16/2025		17,000	19,446

4.13%, 11/16/2028		200,000	237,923

3.75%, 11/1/2046		115,000	132,447

RBS Global, Inc. 4.88%, 12/15/2025 (c)		14,000	14,333

Realty Income Corp. REIT, 3.00%, 1/15/2027		170,000	183,705

Refinitiv US Holdings, Inc.

6.25%, 5/15/2026 (c)		21,000	22,549

8.25%, 11/15/2026 (c)		9,000	9,967

RHP Hotel Properties LP REIT, 4.75%, 10/15/2027		9,000	8,190

Rite Aid Corp.

7.50%, 7/1/2025 (c)		60,000	60,000

8.00%, 11/15/2026 (c)		84,000	85,050

Sabre GLBL, Inc. 7.38%, 9/1/2025 (c)		55,000	57,456

San Diego Gas & Electric Co. Series UUU, 3.32%, 4/15/2050		40,000	44,314

SBA Communications Corp.

REIT, 4.88%, 9/1/2024		25,000	25,680

REIT, 3.88%, 2/15/2027 (c)		80,000	83,036

Scotts Miracle-Gro Co. (The) 4.50%, 10/15/2029		130,000	139,092

Sealed Air Corp. 5.13%, 12/1/2024 (c)		94,000	103,400

Sempra Energy 3.80%, 2/1/2038		145,000	164,635

Sensata Technologies BV

4.88%, 10/15/2023 (c)		85,000	89,675

5.00%, 10/1/2025 (c)		14,000	15,214

Sensata Technologies, Inc. 3.75%, 2/15/2031 (c)		89,000	88,778

Service Corp. International 7.50%, 4/1/2027		70,000	84,700

5.13%, 6/1/2029		70,000	77,551

Silgan Holdings, Inc. 3.25%, 3/15/2025	EUR	200,000	242,181

Sinclair Television Group, Inc. 5.63%, 8/1/2024 (c)		61,000	61,000

Sirius XM Radio, Inc.

5.38%, 7/15/2026 (c)		2,000	2,092

5.00%, 8/1/2027 (c)		162,000	171,830

5.50%, 7/1/2029 (c)		14,000	15,376

4.13%, 7/1/2030 (c)		45,000	47,363

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

United States — continued

Six Flags Entertainment Corp.

4.88%, 7/31/2024 (c)	10,000	9,697

5.50%, 4/15/2027 (c)	7,000	6,825

Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (c)	52,000	56,274

SM Energy Co. 6.13%, 11/15/2022	75,000	58,535

Solera LLC 10.50%, 3/1/2024 (c)	36,000	37,755

Southern California Edison Co.

Series A, 4.20%, 3/1/2029	120,000	138,554

2.25%, 6/1/2030	28,000	28,455

Series 13-A, 3.90%, 3/15/2043	37,000	39,864

3.65%, 2/1/2050	79,000	83,867

Southwestern Energy Co. 6.45%, 1/23/2025 (b)	87,000	87,395

Spectrum Brands, Inc.

5.75%, 7/15/2025	165,000	170,363

5.00%, 10/1/2029 (c)	40,000	41,600

Sprint Capital Corp. 8.75%, 3/15/2032	202,000	305,108

Sprint Corp.

7.63%, 2/15/2025	376,000	450,260

7.63%, 3/1/2026	65,000	79,938

SS&C Technologies, Inc. 5.50%, 9/30/2027 (c)	150,000	160,665

Standard Industries, Inc.

6.00%, 10/15/2025 (c)	24,000	24,751

4.75%, 1/15/2028 (c)	60,000	63,150

Staples, Inc.

7.50%, 4/15/2026 (c)	140,000	124,628

10.75%, 4/15/2027 (c)	46,000	31,970

Starbucks Corp. 2.55%, 11/15/2030	340,000	360,290

State Street Corp. (SOFR + 2.60%), 2.90%, 3/30/2026 (c) (d)	20,000	21,885

Station Casinos LLC 5.00%, 10/1/2025 (c)	21,000	20,751

Summit Midstream Holdings LLC 5.75%, 4/15/2025	20,000	11,400

Sunoco Logistics Partners Operations LP 5.35%, 5/15/2045	130,000	124,257

Tallgrass Energy Partners LP 5.50%, 9/15/2024 (c)	28,000	27,440

Targa Resources Partners LP

4.25%, 11/15/2023	62,000	62,389

6.75%, 3/15/2024	170,000	173,111

5.88%, 4/15/2026	80,000	84,200

Target Corp. 2.65%, 9/15/2030	90,000	99,751

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

United States — continued

Team Health Holdings, Inc. 6.38%, 2/1/2025 (c)	53,000	36,040

Tempur Sealy International, Inc.

5.63%, 10/15/2023	110,000	111,925

5.50%, 6/15/2026	155,000	162,169

Tenet Healthcare Corp.

6.75%, 6/15/2023	170,000	181,050

4.63%, 9/1/2024 (c)	6,000	6,165

5.13%, 5/1/2025	75,000	76,500

4.88%, 1/1/2026 (c)	55,000	57,200

6.25%, 2/1/2027 (c)	35,000	36,750

5.13%, 11/1/2027 (c)	96,000	101,280

Tennant Co. 5.63%, 5/1/2025	33,000	34,279

Tenneco, Inc. 5.00%, 7/15/2026	65,000	47,613

TerraForm Power Operating LLC

4.25%, 1/31/2023 (c)	17,000	17,598

Texas Instruments, Inc. 1.75%, 5/4/2030	70,000	72,107

T-Mobile USA, Inc.

6.38%, 3/1/2025	129,000	131,741

6.50%, 1/15/2026	240,000	251,250

4.50%, 2/1/2026	50,000	51,615

3.75%, 4/15/2027 (c)	525,000	593,728

3.88%, 4/15/2030 (c)	170,000	194,295

4.50%, 4/15/2050 (c)	100,000	122,148

TransDigm, Inc. 6.25%, 3/15/2026 (c)	70,000	73,865

Transocean Pontus Ltd. 6.13%, 8/1/2025 (c)	16,380	14,669

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (c)	10,000	8,300

Transocean Proteus Ltd. 6.25%, 12/1/2024 (c)	31,200	27,456

Transocean, Inc. 7.50%, 1/15/2026 (c)	55,000	17,050

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (c)	28,000	28,078

TripAdvisor, Inc. 7.00%, 7/15/2025 (c)	45,000	47,475

Triumph Group, Inc. 7.75%, 8/15/2025	75,000	44,438

Tronox Finance plc 5.75%, 10/1/2025 (c)	8,000	8,102

Tronox, Inc. 6.50%, 4/15/2026 (c)	19,000	19,564

Truist Financial Corp. Series Q, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.35%), 5.10%, 3/1/2030 (d) (e) (f)	160,000	175,600

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

United States — continued

United Airlines Holdings, Inc.

5.00%, 2/1/2024	25,000	22,562

4.88%, 1/15/2025	13,000	11,148

United Rentals North America, Inc. 5.50%, 5/15/2027	199,000	212,900

United States Cellular Corp. 6.70%, 12/15/2033	143,000	185,547

Uniti Group LP REIT, 6.00%, 4/15/2023 (c)	85,000	85,871

Verizon Communications, Inc. 4.86%, 8/21/2046	75,000	100,682

Vista Outdoor, Inc. 5.88%, 10/1/2023	85,000	86,381

Vistra Operations Co. LLC

5.50%, 9/1/2026 (c)	55,000	57,750

5.63%, 2/15/2027 (c)	25,000	26,438

Wabash National Corp. 5.50%, 10/1/2025 (c)	55,000	54,450

Welbilt, Inc. 9.50%, 2/15/2024	25,000	25,375

Wells Fargo & Co.

(SOFR + 2.10%), 2.39%, 6/2/2028 (d)	230,000	240,237

(ICE LIBOR USD 3 Month + 1.00%), 2.57%, 2/11/2031 (d)	165,000	173,077

4.90%, 11/17/2045	150,000	190,665

WESCO Distribution, Inc.

5.38%, 6/15/2024	17,000	17,467

7.13%, 6/15/2025 (c)	60,000	65,936

Whiting Petroleum Corp.

5.75%, 3/15/2021 (h)	85,000	19,125

6.63%, 1/15/2026 (h)	21,000	4,935

William Carter Co. (The) 5.63%, 3/15/2027 (c)	8,000	8,499

Williams Cos., Inc. (The) 4.00%, 9/15/2025	166,000	185,527

Windstream Services LLC 8.63%, 10/31/2025 (b) (c) (h)	15,000	9,085

WMG Acquisition Corp.

3.00%, 2/15/2031 (c)	25,000	24,875

Wolverine Escrow LLC 9.00%, 11/15/2026 (c)	70,000	53,900

WPX Energy, Inc.

8.25%, 8/1/2023	41,000	46,080

5.88%, 6/15/2028	60,000	60,900

Wyndham Destinations, Inc.

5.40%, 4/1/2024 (b)	4,000	4,079

6.35%, 10/1/2025 (b)	13,000	13,650

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	91

JPMorgan International Bond Opportunities ETF

(formerly known as JPMorgan Global Bond Opportunities ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — continued

United States — continued

5.75%, 4/1/2027 (b)		17,000	17,425

Wynn Las Vegas LLC 5.50%, 3/1/2025 (c)		121,000	119,790

Xcel Energy, Inc. 3.40%, 6/1/2030		40,000	46,049

Zoetis, Inc.

2.00%, 5/15/2030		100,000	103,912

3.00%, 5/15/2050		40,000	43,179

			51,263,358

Total Corporate Bonds (Cost $87,166,634)			90,329,591

Foreign Government Securities — 23.0%

Australia — 1.0%

Commonwealth of Australia 3.00%, 3/21/2047 (a)	AUD	1,860,000	1,711,449

Austria — 0.3%

Republic of Austria 0.85%, 6/30/2120 (a)	EUR	365,000	472,705

Bahrain — 0.2%

Kingdom of Bahrain 6.00%, 9/19/2044 (a)		335,000	331,441

Benin — 0.2%

Benin Government Bond 5.75%, 3/26/2026 (c)	EUR	320,000	365,642

Brazil — 0.2%

Federative Republic of Brazil

3.88%, 6/12/2030		280,000	287,420

China — 1.7%

People’s Republic of China 2.68%, 5/21/2030	CNY	20,000,000	2,827,988

Colombia — 0.4%

Republic of Colombia

3.13%, 4/15/2031		210,000	217,035

5.00%, 6/15/2045		200,000	238,750

4.13%, 5/15/2051		200,000	214,000

			669,785

Cyprus — 0.6%

Republic of Cyprus

2.75%, 6/27/2024 (a)	EUR	230,000	300,717

2.38%, 9/25/2028 (a)	EUR	400,000	537,455

2.75%, 2/26/2034 (a)	EUR	180,000	254,877

			1,093,049

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)

Czech Republic — 0.5%

Czech Republic 2.00%, 10/13/2033	CZK	15,770,000	785,414

Dominican Republic — 0.5%

Dominican Republic Government Bond

9.75%, 6/5/2026 (c)	DOP	14,000,000	236,957

6.40%, 6/5/2049 (a)		184,000	186,530

5.88%, 1/30/2060 (c)		414,000	395,629

			819,116

Egypt — 0.4%

Arab Republic of Egypt

5.75%, 5/29/2024 (c)		200,000	206,125

7.60%, 3/1/2029 (c)		280,000	294,087

7.05%, 1/15/2032 (c)		230,000	228,563

			728,775

El Salvador — 0.4%

Republic of El Salvador

7.75%, 1/24/2023 (a)		82,000	82,385

5.88%, 1/30/2025 (a)		195,000	183,239

6.38%, 1/18/2027 (a)		195,000	181,228

7.12%, 1/20/2050 (c)		227,000	195,220

			642,072

Ethiopia — 0.1%

Federal Democratic Republic of Ethiopia 6.63%, 12/11/2024 (a)		200,000	202,000

Ghana — 0.3%

Republic of Ghana

7.63%, 5/16/2029 (a)		320,000	305,000

8.63%, 6/16/2049 (a)		220,000	199,375

			504,375

Greece — 0.8%

Hellenic Republic

3.38%, 2/15/2025 (a)	EUR	396,000	532,642

1.88%, 7/23/2026 (a)	EUR	466,000	596,762

3.88%, 3/12/2029 (a)	EUR	190,000	279,862

			1,409,266

Hungary — 0.3%

Hungary Government Bond

1.00%, 11/26/2025	HUF	72,850,000	235,970

7.63%, 3/29/2041		150,000	265,638

			501,608

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)
Foreign Government Securities — continued

Indonesia — 1.6%

Republic of Indonesia

8.13%, 5/15/2024	IDR	10,251,000,000	769,397

7.00%, 9/15/2030	IDR	21,517,000,000	1,487,166

6.63%, 2/17/2037 (a)		340,000	485,669

			2,742,232

Israel — 0.4%

State of Israel Government Bond 3.38%, 1/15/2050		570,000	628,425

Italy — 2.4%

Buoni Poliennali del Tesoro 3.85%, 9/1/2049 (a)	EUR	885,000	1,475,498

Italian Republic Government Bond

2.38%, 10/17/2024		1,345,000	1,391,020

2.88%, 10/17/2029		1,135,000	1,162,994

			4,029,512

Ivory Coast — 0.4%

Republic of Cote d’Ivoire

6.38%, 3/3/2028 (a)		270,000	280,125

6.88%, 10/17/2040 (c)	EUR	310,000	354,679

			634,804

Jamaica — 0.2%

Jamaica Government Bond 7.88%, 7/28/2045		200,000	262,500

Jordan — 0.3%

Hashemite Kingdom of Jordan 5.85%, 7/7/2030 (c)		440,000	444,400

Kazakhstan — 0.3%

Republic of Kazakhstan 1.50%, 9/30/2034 (c)	EUR	370,000	434,916

Kenya — 0.1%

Republic of Kenya 6.88%, 6/24/2024 (a)		200,000	205,500

Lebanon — 0.0% (i)

Lebanese Republic

6.65%, 4/22/2024 (a) (h)		227,000	36,604

6.65%, 11/3/2028 (a) (h)		226,000	35,312

			71,916

Mexico — 0.7%

Mex Bonos Desarr Fix Rt

Series M 20, 8.50%, 5/31/2029	MXN	15,000,000	808,651

7.75%, 5/29/2031	MXN	8,090,000	417,365

			1,226,016

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)

Morocco — 0.4%

Kingdom of Morocco

1.50%, 11/27/2031 (c)	EUR	180,000	208,695

5.50%, 12/11/2042 (a)		320,000	409,200

			617,895

New Zealand — 1.7%

New Zealand Government Bond

4.50%, 4/15/2027 (a)	NZD	2,030,000	1,740,943

2.75%, 4/15/2037 (a)	NZD	1,267,000	1,075,604

			2,816,547

Nigeria — 0.2%

Federal Republic of Nigeria 7.63%, 11/21/2025 (a)		300,000	317,344

Panama — 0.4%

Republic of Panama

4.50%, 4/1/2056		200,000	260,000

3.87%, 7/23/2060		400,000	473,500

			733,500

Paraguay — 0.3%

Republic of Paraguay 5.00%, 4/15/2026 (a)		420,000	483,394

Peru — 0.5%

Bonos de la Tesoreria 5.40%, 8/12/2034	PEN	1,219,000	371,515

Republic of Peru

2.78%, 1/23/2031		390,000	425,295

6.95%, 8/12/2031 (a)	PEN	358,000	127,053

			923,863

Philippines — 0.2%

Republic of Philippines 2.95%, 5/5/2045		330,000	348,459

Poland — 0.5%

Republic of Poland 1.25%, 10/25/2030	PLN	3,040,000	811,569

Portugal — 1.0%

Obrigacoes do Tesouro 0.48%, 10/18/2030 (a)	EUR	650,000	779,621

Portuguese Republic 5.13%, 10/15/2024 (a)		740,000	862,316

			1,641,937

Qatar — 0.4%

State of Qatar

5.10%, 4/23/2048 (a)		245,000	346,369

4.40%, 4/16/2050 (c)		200,000	259,500

			605,869

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	93

JPMorgan International Bond Opportunities ETF

(formerly known as JPMorgan Global Bond Opportunities ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)		VALUE ($)
Foreign Government Securities — continued

Romania — 0.1%

Romania Government Bond 4.63%, 4/3/2049 (c)	EUR	156,000	216,356

Russia — 1.2%

Russian Federation

6.00%, 10/6/2027	RUB	13,330,000	183,006

7.65%, 4/10/2030	RUB	46,710,000	705,242

7.25%, 5/10/2034	RUB	21,393,000	314,273

7.70%, 3/16/2039	RUB	11,860,000	183,996

5.88%, 9/16/2043 (a)		400,000	564,000

			1,950,517

Senegal — 0.1%

Republic of Senegal 6.25%, 5/23/2033 (a)		200,000	205,750

Serbia — 0.2%

Republic of Serbia 1.50%, 6/26/2029 (c)	EUR	230,000	264,864

South Africa — 0.4%

Republic of South Africa 8.88%, 2/28/2035	ZAR	14,320,000	722,401

Spain — 0.3%

Bonos and Obligaciones del Estado

1.85%, 7/30/2035 (a)	EUR	70,000	96,702

1.20%, 10/31/2040 (a)	EUR	300,000	371,690

			468,392

Ukraine — 0.3%

Ukraine Government Bond

7.75%, 9/1/2026 (a)		270,000	285,120

7.38%, 9/25/2032 (a)		230,000	232,645

			517,765

United Arab Emirates — 0.3%

United Arab Emirates Government Bond 4.00%, 7/28/2050 (c)		400,000	427,500

Uruguay — 0.2%

Oriental Republic of Uruguay 5.10%, 6/18/2050		250,000	345,859

Total Foreign Government Securities (Cost $36,875,568)			38,452,107

Asset-Backed Securities — 7.0%

United States — 7.0%

ACC Trust Series 2019-1, Class A, 3.75%, 5/20/2022 (c)		36,139	36,395

Accelerated Assets LLC Series 2018-1, Class C, 6.65%, 12/2/2033 ‡ (c)		187,405	190,591

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

United States — continued

American Credit Acceptance Receivables Trust

Series 2016-4, Class D, 4.11%, 4/12/2023 (c)	29,888	29,979

Series 2019-3, Class B, 2.59%, 8/14/2023 (c)	290,000	292,983

Series 2018-3, Class C, 3.75%, 10/15/2024 (c)	38,934	39,299

Series 2019-3, Class C, 2.76%, 9/12/2025 (c)	96,000	97,674

Series 2019-3, Class D, 2.89%, 9/12/2025 (c)	97,000	98,827

Business Jet Securities LLC Series 2018-2, Class C, 6.66%, 6/15/2033 (c)	124,033	124,189

Chase Funding Trust Series 2003-6, Class 1A7, 4.99%, 11/25/2034 ‡ (b)	108,423	113,054

Conn’s Receivables Funding LLC

Series 2019-A, Class B, 4.36%, 10/16/2023 ‡ (c)	72,112	71,946

Series 2019-A, Class C, 5.29%, 10/16/2023 ‡ (c)	65,556	63,162

CPS Auto Receivables Trust Series 2018-A, Class D, 3.66%, 12/15/2023 (c)	400,000	408,864

Credit Acceptance Auto Loan Trust

Series 2018-1A, Class C, 3.77%, 6/15/2027 (c)	250,000	253,904

Series 2018-3A, Class B, 3.89%, 10/15/2027 (c)	250,000	258,170

Credit-Based Asset Servicing & Securitization LLC Series 2004-CB5, Class M1, 1.09%, 1/25/2034 ‡ (j)	102,065	99,371

Drive Auto Receivables Trust

Series 2018-3, Class D, 4.30%, 9/16/2024	256,000	267,292

Series 2018-4, Class C, 3.66%, 11/15/2024	182,480	184,786

DT Auto Owner Trust

Series 2018-3A, Class C, 3.79%, 7/15/2024 (c)	260,000	265,584

Series 2019-1A, Class D, 3.87%, 11/15/2024 (c)	65,000	67,177

Series 2019-1A, Class E, 4.94%, 2/17/2026 (c)	100,000	101,388

Exeter Automobile Receivables Trust

Series 2018-3A, Class C, 3.71%, 6/15/2023 (c)	99,000	100,341

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — continued

United States — continued

Series 2017-3A, Class C, 3.68%, 7/17/2023 (c)	180,000	183,564

Series 2016-3A, Class D, 6.40%, 7/17/2023 (c)	350,000	360,627

Series 2018-2A, Class D, 4.04%, 3/15/2024 (c)	60,000	61,254

Series 2018-3A, Class D, 4.35%, 6/17/2024 (c)	210,000	217,610

Flagship Credit Auto Trust

Series 2018-3, Class A, 3.07%, 2/15/2023 (c)	69,578	70,083

Series 2017-4, Class D, 3.58%, 1/15/2024 (c)	280,000	287,326

Series 2017-2, Class E, 5.55%, 7/15/2024 (c)	380,000	396,703

Series 2018-3, Class C, 3.79%, 12/16/2024 (c)	170,000	175,343

FREED ABS Trust

Series 2018-1, Class A, 3.61%, 7/18/2024 (c)	7,579	7,587

Series 2018-1, Class B, 4.56%, 7/18/2024 ‡ (c)	100,000	100,176

GLS Auto Receivables Issuer Trust

Series 2019-2A, Class B, 3.32%, 3/15/2024 (c)	200,000	206,145

Series 2019-1A, Class C, 3.87%, 12/16/2024 (c)	155,000	160,217

Lendmark Funding Trust

Series 2019-2A, Class C, 3.72%, 4/20/2028 ‡ (c)	580,000	538,792

Marlette Funding Trust

Series 2018-1A, Class C, 3.69%, 3/15/2028 (c)	66,668	66,938

Series 2018-2A, Class B, 3.61%, 7/17/2028 ‡ (c)	111,783	112,072

Series 2018-2A, Class C, 4.37%, 7/17/2028 (c)	280,000	277,519

MFA LLC

Series 2017-NPL1, Class A1, 3.35%, 11/25/2047 ‡ (b) (c)	158,184	158,825

Series 2018-NPL2, Class A1, 4.16%, 7/25/2048 ‡ (b) (c)	109,570	109,538

Morgan Stanley ABS Capital I, Inc. Trust Series 2004-NC8, Class B1, 2.80%, 9/25/2034 ‡ (j)	192,614	194,141

OneMain Direct Auto Receivables Trust

Series 2018-1A, Class B, 3.71%, 4/14/2025 (c)	100,000	102,263

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

United States — continued

Series 2018-1A, Class D, 4.40%, 1/14/2028 (c)	160,000	164,849

Onemain Financial Issuance Trust Series 2018-1A, Class D, 4.08%, 3/14/2029 ‡ (c)	100,000	101,861

PNMAC GMSR Issuer Trust Series 2018-GT2, Class A, 2.83%, 8/25/2025 (c) (j)	210,000	200,685

Prestige Auto Receivables Trust Series 2018-1A, Class C, 3.75%, 10/15/2024 (c)	440,000	450,663

Pretium Mortgage Credit Partners I LLC Series 2019-NPL2, Class A2, 5.93%, 12/27/2058 ‡ (b) (c)	250,000	248,899

Progress Residential Trust Series 2018-SFR3, Class E, 4.87%, 10/17/2035 ‡ (c)	262,000	270,611

Santander Drive Auto Receivables Trust Series 2018-4, Class D, 3.98%, 12/15/2025	350,000	360,913

Santander Revolving Auto Loan Trust

Series 2019-A, Class C, 3.00%, 1/26/2032 (c)	150,000	157,451

Series 2019-A, Class D, 3.45%, 1/26/2032 (c)	650,000	676,757

SoFi Consumer Loan Program Trust Series 2018-1, Class B, 3.65%, 2/25/2027 (c)	100,000	102,896

Structured Asset Investment Loan Trust

Series 2004-8, Class M3, 1.15%, 9/25/2034 ‡ (j)	69,659	68,626

Series 2005-HE3, Class M1, 0.90%, 9/25/2035 ‡ (j)	75,829	75,227

Tricolor Auto Securitization Trust Series 2018-2A, Class C, 5.75%, 5/16/2022 (c)	380,888	382,083

VOLT LXXX LLC Series 2019-NPL6, Class A1B, 4.09%, 10/25/2049 (b) (c)	675,000	651,829

VOLT LXXXIII LLC Series 2019-NPL9, Class A1B, 4.09%, 11/26/2049 ‡ (b) (c)	580,000	565,895

Westlake Automobile Receivables Trust Series 2018-2A, Class E, 4.86%, 1/16/2024 (c)	310,000	321,028

Total Asset-Backed Securities (Cost $11,630,600)		11,751,972

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	95

JPMorgan International Bond Opportunities ETF

(formerly known as JPMorgan Global Bond Opportunities ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Collateralized Mortgage Obligations — 5.6%

United Kingdom — 0.3%

Brass NO 8 plc Series 8A, Class A1, 0.98%, 11/16/2066 (c) (j)	189,661	189,783

Lanark Master Issuer plc Series 2019-1A, Class 1A1, 1.13%, 12/22/2069 (c) (j)	140,000	140,138

Permanent Master Issuer plc Series 2018-1A, Class 1A1, 0.65%, 7/15/2058 (c) (j)	63,750	63,722

		393,643

United States — 5.3%

Alternative Loan Trust

Series 2004-25CB, Class A1, 6.00%, 12/25/2034	143,264	145,850

Series 2005-6CB, Class 1A6, 5.50%, 4/25/2035	87,715	87,703

Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	118,184	120,297

Series 2007-2CB, Class 1A6, 5.75%, 3/25/2037	156,551	124,505

Angel Oak Mortgage Trust Series 2019-5, Class A1, 2.59%, 10/25/2049 (c) (j)	524,049	528,536

Antler Mortgage Trust Series 2019-RTL1, Class A2, 4.95%, 8/25/2022 (c) (j)	600,000	614,395

Chase Mortgage Finance Trust Series 2007-A1, Class 1A5, 3.78%, 2/25/2037 (j)	29,426	28,845

CHL Mortgage Pass-Through Trust Series 2007-16, Class A1, 6.50%, 10/25/2037	62,381	47,720

CIM Trust Series 2019-INV3, Class A11, 1.12%, 8/25/2049 (c) (j)	213,084	211,978

COLT Mortgage Loan Trust Series 2019-4, Class A1, 2.58%, 11/25/2049 (c) (j)	130,407	131,217

Deephaven Residential Mortgage Trust

Series 2019-4A, Class A1, 2.79%, 10/25/2059 (c) (j)	212,531	215,521

Series 2020-1, Class A1, 2.34%, 1/25/2060 (c) (j)	145,287	146,729

FHLMC Structured Agency Credit Risk Debt Notes Series 2018-HQA1, Class M2, 2.48%, 9/25/2030 (j)	47,843	46,884

FHLMC, REMIC

Series 2916, Class S, IF, IO, 7.09%, 1/15/2035 (j)	2,034,075	476,022

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

United States — continued

Series 4305, Class SK, IF, IO, 6.44%, 2/15/2044 (j)	746,453	171,337

Series 4689, Class SD, IF, IO, 5.99%, 6/15/2047 (j)	565,957	108,649

Series 4714, Class SA, IF, IO, 5.99%, 8/15/2047 (j)	439,570	94,076

Series 4839, Class WS, IF, IO, 5.94%, 8/15/2056 (j)	2,875,424	744,426

Flagstar Mortgage Trust Series 2020-1INV, Class A11, 1.03%, 3/25/2050 (c) (j)	142,579	142,038

FNMA, Connecticut Avenue Securities

Series 2015-C03, Class 2M2, 5.18%, 7/25/2025 (j)	94,195	96,160

Series 2016-C06, Class 1M2, 4.43%, 4/25/2029 (j)	48,837	50,181

Series 2018-C05, Class 1M2, 2.53%, 1/25/2031 (j)	7,954	7,844

Series 2018-C06, Class 1M2, 2.18%, 3/25/2031 (j)	74,101	72,336

Series 2018-C06, Class 2M2, 2.28%, 3/25/2031 (j)	20,909	20,380

FNMA, REMIC

Series 2010-57, Class ID, IO, 4.00%, 6/25/2025	249,978	8,340

Series 2012-146, Class AI, IO, 3.00%, 1/25/2028	1,569,735	96,295

Series 2016-68, Class BI, IO, 3.00%, 10/25/2031	948,733	79,024

Series 2012-93, Class SE, IF, IO, 5.92%, 9/25/2042 (j)	137,841	32,665

Series 2012-124, Class UI, IO, 4.00%, 11/25/2042	173,882	22,539

Series 2012-133, Class NS, IF, IO, 5.97%, 12/25/2042 (j)	254,479	61,176

Series 2015-40, Class LS, IF, IO, 5.99%, 6/25/2045 (j)	394,453	93,202

Series 2016-75, Class SC, IF, IO, 5.92%, 10/25/2046 (j)	837,282	176,862

Series 2017-31, Class SG, IF, IO, 5.92%, 5/25/2047 (j)	1,433,360	278,887

Series 2017-39, Class ST, IF, IO, 5.92%, 5/25/2047 (j)	398,334	90,686

Series 2017-69, Class SH, IF, IO, 6.02%, 9/25/2047 (j)	635,086	136,632

Series 2019-42, Class SK, IF, IO, 5.87%, 8/25/2049 (j)	1,107,294	203,382

FNMA, STRIPS Series 409, Class 27, IO, 4.00%, 4/25/2027 (j)	220,329	16,444

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Collateralized Mortgage Obligations — continued

United States — continued

GCAT Trust Series 2020-NQM1, Class A1, 2.25%, 1/25/2060 (b) (c)	485,814	493,766

GNMA

Series 2017-107, Class KS, IF, IO, 6.04%, 7/20/2047 (j)	452,104	82,249

Series 2019-42, Class SJ, IF, IO, 5.89%, 4/20/2049 (j)	1,166,844	169,023

Series 2015-H13, Class GI, IO, 1.61%, 4/20/2065 (j)	228,231	10,022

Series 2017-H14, Class FG, 1.59%, 6/20/2067 (j)	366,057	374,316

Homeward Opportunities Fund I Trust

Series 2018-1, Class A1, 3.77%, 6/25/2048 (c) (j)	43,648	43,663

Series 2019-1, Class M1, 3.95%, 1/25/2059 ‡ (c) (j)	150,000	150,353

Merrill Lynch Mortgage Investors Trust Series 2004-C, Class A1, 0.73%, 7/25/2029 (j)	78,803	74,906

OBX Trust

Series 2019-EXP1, Class 2A1B, 1.13%, 1/25/2059 (c) (j)	206,000	201,875

Series 2019-EXP3, Class 2A1B, 1.08%, 10/25/2059 (c) (j)	130,000	130,174

PRPM LLC Series 2019-1A, Class A1, 4.50%, 1/25/2024 (b) (c)	425,053	428,101

Starwood Mortgage Residential Trust Series 2020-1, Class A1, 2.27%, 2/25/2050 (c) (j)	210,672	214,087

Structured Adjustable Rate Mortgage Loan Trust Series 2004-8, Class 3A, 3.11%, 7/25/2034 (j)	18,402	18,844

Toorak Mortgage Corp. Ltd. Series 2018-1, Class A1, 4.34%, 8/25/2021 (b)(c)	120,000	121,171

Verus Securitization Trust

Series 2018-2, Class A1, 3.68%, 6/1/2058(c) (j)	100,862	102,015

Series 2019-1, Class A1, 3.84%, 2/25/2059(c) (j)	155,790	158,705

Series 2019-INV3, Class A1, 2.69%, 11/25/2059(c) (j)	349,331	353,756

		8,856,789

Total Collateralized Mortgage Obligations (Cost $8,979,361)		9,250,432

Commercial Mortgage-Backed Securities — 4.1%

United States — 4.1%

BAMLL Re-REMIC Trust Series 2014-FRR4, Class BK29, PO, 4/27/2023(c)	400,000	326,460

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

United States — continued

Banc of America Commercial Mortgage Trust Series 2007-5, Class AJ, 6.02%, 2/10/2051 (j)	336,812	357,229

BANK Series 2020-BN25, Class XA, IO, 0.89%, 1/15/2063 (j)	4,594,476	314,165

BX Commercial Mortgage Trust Series 2018-BIOA, Class D, 1.48%, 3/15/2037 ‡ (c) (j)	485,000	475,281

BXMT Ltd. Series 2017-FL1, Class D, 2.86%, 6/15/2035 ‡ (c) (j)	210,000	205,275

Citigroup Commercial Mortgage Trust Series 2015-P1, Class D, 3.23%, 9/15/2048 ‡ (c)	205,000	157,300

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K033, Class X1, IO, 0.41%, 7/25/2023 (j)	3,874,254	29,352

Series K078, Class X3, IO, 2.29%, 10/25/2028 (j)	1,820,000	255,077

Series K153, Class X3, IO, 3.90%, 4/25/2035 (j)	340,000	101,796

Series K036, Class X3, IO, 2.18%, 12/25/2041 (j)	2,640,000	162,107

Series K720, Class X3, IO, 1.38%, 8/25/2042 (j)	6,800,000	142,933

Series K041, Class X3, IO, 1.70%, 11/25/2042 (j)	3,470,000	210,784

Series K718, Class X3, IO, 1.48%, 2/25/2043 (j)	10,025,000	168,531

Series K054, Class X3, IO, 1.65%, 4/25/2043 (j)	1,365,000	103,715

Series K050, Class X3, IO, 1.61%, 10/25/2043 (j)	1,010,000	69,076

Series K051, Class X3, IO, 1.67%, 10/25/2043 (j)	1,395,000	100,733

Series K052, Class X3, IO, 1.67%, 1/25/2044 (j)	750,000	56,086

Series K726, Class X3, IO, 2.21%, 7/25/2044 (j)	2,890,000	200,125

Series K067, Class X3, IO, 2.19%, 9/25/2044 (j)	1,385,000	171,754

Series K072, Class X3, IO, 2.21%, 12/25/2045 (j)	400,000	52,090

Series K089, Class X3, IO, 2.37%, 1/25/2046 (j)	850,000	133,394

Series K088, Class X3, IO, 2.42%, 2/25/2047 (j)	980,000	157,495

FREMF Series 2018-KF46, Class B, 2.10%, 3/25/2028 (c) (j)	512,663	497,414

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	97

JPMorgan International Bond Opportunities ETF

(formerly known as JPMorgan Global Bond Opportunities ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Commercial Mortgage-Backed Securities — continued

United States — continued

FREMF Mortgage Trust

Series 2017-KF31, Class B, 3.05%, 4/25/2024 (c) (j)	38,243	37,277

Series 2017-KF36, Class B, 2.80%, 8/25/2024 (c) (j)	58,397	56,797

Series 2017-KF38, Class B, 2.65%, 9/25/2024 (c) (j)	46,262	44,485

Series 2018-KF47, Class B, 2.15%, 5/25/2025 (c) (j)	35,305	33,475

Series 2018-KF49, Class B, 2.05%, 6/25/2025 (c) (j)	425,024	403,985

Series 2017-K728, Class B, 3.76%, 11/25/2050 (c) (j)	190,000	204,192

Series 2017-K728, Class C, 3.76%, 11/25/2050 (c) (j)	105,000	109,610

GNMA Series 2017-23, IO, 0.72%, 5/16/2059 (j)	552,131	27,789

GS Mortgage Securities Trust Series 2012-GCJ9, Class D, 4.90%, 11/10/2045 ‡ (c) (j)	320,000	287,846

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 6.11%, 7/15/2044 (j)	19,302	19,066

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (j)	231,572	133,386

Morgan Stanley Capital I Trust Series 2005-HQ7, Class E, 5.54%, 11/14/2042 ‡ (j)	47,974	47,414

Velocity Commercial Capital Loan Trust

Series 2018-2, Class A, 4.05%, 10/26/2048 (c) (j)	198,587	201,862

Series 2019-1, Class A, 3.76%, 3/25/2049 (c) (j)	472,443	475,250

Series 2019-1, Class M1, 3.94%, 3/25/2049 ‡ (c) (j)	222,608	220,731

Total Commercial Mortgage-Backed Securities (Cost $6,911,792)		6,751,337

U.S. Treasury Obligations — 2.7%

U.S. Treasury Bonds 3.00%, 2/15/2048	50,000	67,543

U.S. Treasury Notes 0.25%, 6/30/2025	4,420,000	4,417,583

Total U.S. Treasury Obligations (Cost $4,476,818)		4,485,126

Supranational — 0.1%

African Export-Import Bank (The) 5.25%, 10/11/2023(a) (Cost $211,304)	200,000	217,000

INVESTMENTS	SHARES	VALUE ($)
Preferred Stocks — 0.0% (i)

United States — 0.0% (i)

Wells Fargo & Co., Series Z, 4.75%, 3/15/2025 ($25 par value) (k) (Cost $27,168)	1,175	29,128

	NO. OF WARRANTS
Warrants — 0.0% (i)

United States — 0.0% (i)

Ultra Petroleum Corp.expiring 7/14/2025, price 1.00 USD * (Cost $—)	2,450	86

	SHARES
Short-Term Investments — 1.8%

Investment Companies — 1.8%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (l) (m) (Cost $3,063,953)	3,063,953	3,063,953

Total Investments — 98.3% (Cost $159,343,198)		164,330,732
Other Assets Less Liabilities — 1.7%		2,845,867

NET ASSETS — 100.0%		167,176,599

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-backed securities
AUD	Australian Dollar
CNY	China Yuan
CZK	Czech Republic Koruna
DKK	Danish Krone
DOP	Dominican Republic Peso
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GNMA	Government National Mortgage Association
HUF	Hungarian Forint
ICE	Intercontinental Exchange
IDR	Indonesian Rupiah
IF

   Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of August 31, 2020. The rate may be subject to a cap and floor.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

IO

   Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
NZD	New Zealand Dollar
OYJ	Public Limited Company
PEN	Peruvian Nuevo Sol
PJSC	Public Joint Stock Company
PLN	Polish Zloty
PO

   Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
RUB	Russian Ruble
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
STRIPS

   Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

USD	United States Dollar
ZAR	South African Rand

(a)

   Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)

   Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2020.

(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2020.
(e)

   Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2020.

(f)	Security is an interest bearing note with preferred security characteristics.
(g)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(h)	Defaulted security.
(i)	Amount rounds to less than 0.1% of net assets.
(j)

   Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2020.

(k)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of August 31, 2020.
(l)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(m)	The rate shown is the current yield as of August 31, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of August 31, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Australia 10 Year Bond	8	09/2020	AUD	870,123	2,540

Euro-Bobl	56	09/2020	EUR	8,995,663	(16,923)

Euro-BTP	4	09/2020	EUR	697,919	17,244

Euro-Bund	57	09/2020	EUR	11,936,316	(53,584)

U.S. Treasury 2 Year Note	23	12/2020	USD	5,081,563	2,111

U.S. Treasury 5 Year Note	53	12/2020	USD	6,678,000	4,456

U.S. Treasury 10 Year Note	19	12/2020	USD	2,643,969	1,655

U.S. Treasury 10 Year Ultra Note	28	12/2020	USD	4,457,250	(3,668)

U.S. Treasury Ultra Bond	4	12/2020	USD	877,625	(11,040)

					(57,209)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	99

JPMorgan International Bond Opportunities ETF

(formerly known as JPMorgan Global Bond Opportunities ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Short Contracts

Euro-Buxl	(36)	09/2020	EUR	(9,289,800)	40,288

Euro-OAT	(28)	09/2020	EUR	(5,594,473)	7,090

U.S. Treasury 5 Year Note	(19)	12/2020	USD	(2,394,000)	(1,671)

U.S. Treasury 10 Year Note	(136)	12/2020	USD	(18,925,250)	(17,168)

U.S. Treasury 10 Year Ultra Note	(50)	12/2020	USD	(7,959,375)	8,543

U.S. Treasury Long Bond	(2)	12/2020	USD	(350,375)	1,621

U.S. Treasury Ultra Bond	(3)	12/2020	USD	(658,219)	8,267

					46,970

					(10,239)

Abbreviations
AUD	Australian Dollar
EUR	Euro
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of August 31, 2020:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	91,536	USD	107,455	Goldman Sachs International	9/2/2020	1,779
EUR	104,985	USD	125,281	State Street Corp.	9/2/2020	3
EUR	17,739,752	USD	21,136,647	TD Bank Financial Group	9/2/2020	33,087
GBP	195,157	USD	259,720	State Street Corp.	9/2/2020	1,155
CLP	526,506,000	USD	660,691	Goldman Sachs International * *	9/23/2020	16,453
CLP	139,957,632	USD	177,148	Merrill Lynch International * *	9/23/2020	2,853
COP	3,215,786,313	USD	839,129	Citibank, NA * *	9/23/2020	19,254
CZK	20,369,616	USD	921,116	HSBC Bank, NA	9/23/2020	4,404
EUR	1,095,421	USD	1,291,859	Merrill Lynch International	9/23/2020	15,975
MXN	19,148,164	USD	859,097	Citibank, NA	9/23/2020	13,718
NZD	423,009	USD	277,946	HSBC Bank, NA	9/23/2020	6,984
NZD	204,422	USD	134,918	Merrill Lynch International	9/23/2020	2,776
PEN	1,890,255	USD	527,827	Merrill Lynch International * *	9/23/2020	5,602
PLN	82,882	USD	22,263	HSBC Bank, NA	9/23/2020	245
RUB	13,282,639	USD	176,561	Citibank, NA * *	9/23/2020	2,020

Total unrealized appreciation						126,308

USD	259,108	EUR	220,064	BNP Paribas	9/2/2020	(3,505)
USD	103,114	EUR	87,839	Citibank, NA	9/2/2020	(1,709)
USD	20,869,568	EUR	17,628,370	State Street Corp.	9/2/2020	(167,247)
USD	255,960	GBP	195,157	State Street Corp.	9/2/2020	(4,915)
BRL	4,449,965	USD	824,893	Goldman Sachs International * *	9/23/2020	(13,164)
EUR	704,403	USD	842,861	Citibank, NA	9/23/2020	(1,868)
HUF	171,250,532	USD	585,758	Citibank, NA	9/23/2020	(11,027)
KRW	964,891,234	USD	813,774	Barclays Bank plc * *	9/23/2020	(1,341)
RUB	8,362,459	USD	113,526	Goldman Sachs International * *	9/23/2020	(1,095)
USD	1,707,221	AUD	2,389,175	BNP Paribas	9/23/2020	(55,050)
USD	1,575,910	CAD	2,086,350	Citibank, NA	9/23/2020	(23,727)
USD	2,871,168	CNY	20,000,000	State Street Corp. * *	9/23/2020	(43,307)
USD	10,722,583	EUR	9,072,519	Barclays Bank plc	9/23/2020	(109,184)
USD	15,574	EUR	13,177	HSBC Bank, NA	9/23/2020	(158)

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	11,335	EUR	9,607	Royal Bank of Canada	9/23/2020	(134)
USD	153,845	MXN	3,400,842	Goldman Sachs International	9/23/2020	(1,173)
USD	270,660	MXN	5,992,410	Royal Bank of Canada	9/23/2020	(2,488)
USD	2,974,350	NZD	4,551,074	BNP Paribas	9/23/2020	(91,153)
USD	1,731,586	NZD	2,623,441	Merrill Lynch International	9/23/2020	(35,505)
USD	368,672	PEN	1,310,886	Citibank, NA * *	9/23/2020	(1,260)
USD	1,571,283	TRY	11,784,980	BNP Paribas	9/23/2020	(24,069)
USD	728,982	ZAR	12,791,927	HSBC Bank, NA	9/23/2020	(23,806)
USD	21,151,905	EUR	17,739,752	TD Bank Financial Group	10/5/2020	(33,563)
USD	259,775	GBP	195,157	State Street Corp.	10/5/2020	(1,162)

Total unrealized depreciation						(651,610)

Net unrealized depreciation						(525,302)

Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNY	China Yuan
COP	Colombian Peso
CZK	Czech Republic Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
KRW	Korean Republic Won
MXN	Mexican Peso
NZD	New Zealand Dollar
PEN	Peruvian Sol
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

*	* Non-deliverable forward.

Over-the-Counter (“OTC”) Credit default swap contracts outstanding — buy protection (a) as of August 31, 2020:
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	NOTIONAL AMOUNT (c)		UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.EM.32-V3	1.00	Quarterly	Goldman Sachs International	12/20/2024	1.58	USD	3,700,000	337,816	(261,759)	76,057
CDX.NA.EM.33-V2	1.00	Quarterly	Morgan Stanley	6/20/2025	1.74	USD	1,610,000	74,544	(25,675)	48,869

								412,360	(287,434)	124,926

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	101

JPMorgan International Bond Opportunities ETF

(formerly known as JPMorgan Global Bond Opportunities ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

Centrally Cleared Credit default swap contracts outstanding — buy protection (a) as of August 31, 2020:
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	NOTIONAL AMOUNT (c)		UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)

CDX.NA.HY.34-V8	5.00	Quarterly	6/20/2025	3.64	USD	1,246,000	58,689	(137,463)	(78,774)

iTraxx.Europe.Crossover.33-V1	5.00	Quarterly	6/20/2025	3.19	EUR	1,500,000	(70,503)	(85,500)	(156,003)

iTraxx.Europe.Crossover.33-V1	5.00	Quarterly	6/20/2025	3.19	EUR	1,975,000	148,520	(353,924)	(205,404)

iTraxx.Europe.Crossover.33-V1	5.00	Quarterly	6/20/2025	3.19	EUR	460,000	(1,239)	(46,602)	(47,841)

							76,778	(486,026)	(409,248)

							135,467	(623,489)	(488,022)

(a)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(b)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(c)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(d)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations

CDX	CreditDefault Swap Index
EUR	Euro
USD	UnitedStates Dollar

Summary of total OTC swap contracts outstanding as of August 31, 2020:
	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets

OTC Credit default swap contracts outstanding—buy protection	412,360	124,926

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — 97.8% (a)

Alabama — 1.9%

Alabama Federal Aid Highway Finance Authority Series 2016A, Rev., 5.00%, 9/1/2034	75,000	92,133

Black Belt Energy Gas District Series 2020A-1, Rev., 4.00%, 10/1/2026 (b)	250,000	290,642

Black Belt Energy Gas District, Gas Supply Series 2017A, Rev., LIQ: Royal Bank of Canada, 4.00%, 7/1/2022 (b)	30,000	31,785

City of Pell City Series A, GO, 5.00%, 2/1/2025	100,000	119,296

Selma Industrial Development Board, International Paper Company Project Series 2020A, Rev., 1.37%, 6/16/2025 (b)	100,000	101,796

Southeast Alabama Gas Supply District (The), Project No. 1 Series 2018A, Rev., 4.00%, 4/1/2024 (b)	25,000	27,620

University of Alabama (The) Series B-2, Rev., 5.00%, 9/1/2031	95,000	121,908

University of South Alabama Rev., AGM, 5.00%, 4/1/2030	250,000	331,778

Total Alabama		1,116,958

Alaska — 0.9%

Alaska Industrial Development and Export Authority, Tanana Chiefs Conference Project Series 2019A, Rev., 5.00%, 10/1/2024	200,000	233,296

Alaska Municipal Bond Bank Authority

Series 3, Rev., 5.00%, 10/1/2025	20,000	23,374

Series 3, Rev., 5.00%, 12/1/2028	225,000	275,762

Total Alaska		532,432

Arizona — 2.9%

Arizona Industrial Development Authority Series 2020A, Rev., 4.00%, 7/15/2040 (c)	125,000	121,320

Arizona Industrial Development Authority, Cadence Campus Project Series 2020A, Rev., 4.00%, 7/15/2030 (c)	125,000	129,040

Arizona Industrial Development Authority, Equitable School Revolving Funds Series A, Rev., 5.00%, 11/1/2044	250,000	301,967

Arizona Industrial Development Authority, Great Lakes Senior Living Communities LLC Project Series 2019A, Rev., 5.00%, 1/1/2036	250,000	238,640

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Arizona — continued

Arizona Industrial Development Authority, Phoenix Children’s Hospital

Series 2020A, Rev., 5.00%, 2/1/2024	55,000	63,374

Series 2020A, Rev., 5.00%, 2/1/2025	70,000	83,541

Series 2020A, Rev., 5.00%, 2/1/2031	150,000	196,875

Series 2020A, Rev., 5.00%, 2/1/2032	200,000	260,520

City of Phoenix Civic Improvement Corp., Junior Lien, Airport Special Obligation Series 2017D, Rev., 5.00%, 7/1/2026	160,000	195,019

Maricopa County School District No. 3 Tempe Elementary, School Improvement Series A, GO, 5.00%, 7/1/2027	30,000	38,551

Salt Verde Financial Corp. Rev., 5.25%, 12/1/2026	100,000	123,248

Total Arizona		1,752,095

Arkansas — 0.2%

City of Fort Smith, Water and Sewer Construction Rev., 5.00%, 10/1/2024	75,000	88,213

University of Arkansas, UAMS Campus Rev., 5.00%, 11/1/2021	40,000	42,255

Total Arkansas		130,468

California — 8.0%

Baldwin Park Financing Authority, Rail Crossings Safety Improvements Project Rev., 5.00%, 6/1/2024	100,000	118,006

Brentwood Infrastructure Financing Authority, Civic Center Project Rev., 5.00%, 10/1/2025	45,000	54,456

California Health Facilities Financing Authority, Kaiser Permanente Series 2006C, Rev., 5.00%, 11/1/2029 (b)	300,000	400,734

California Municipal Finance Authority, San Antonio Gardens Project Rev., 5.00%, 11/15/2039	150,000	163,243

California Statewide Communities Development Authority, Emanate Health, Tax-Exempt Series 2020A, Rev., 5.00%, 4/1/2030	150,000	199,701

Chula Vista Municipal Financing Authority Rev., 4.00%, 5/1/2026	60,000	71,120

Chula Vista Municipal Financing Authority, Green Bonds Series 2017B, Rev., 4.00%, 12/1/2028	45,000	57,064

City of Livermore Series 2020B, COP, 4.00%, 10/1/2030	200,000	254,932

City of Los Angeles Department of Airports Series A, Rev., AMT, 5.00%, 5/15/2022	125,000	134,059

Series A, Rev., AMT, 5.00%, 5/15/2033	100,000	115,883

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	103

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

California — continued

City of Los Angeles Department of Airports, International Airport Subordinate

Series 2019E, Rev., AMT, 5.00%, 5/15/2026	10,000	12,396

City of Roseville, 316 Vernon Street Project COP, 5.00%, 8/1/2025	70,000	86,012

City of Santa Rosa, Courthouse Square Project and Lease COP, 4.00%, 10/1/2024	90,000	103,135

County of Santa Clara Series 2017C, GO, 5.00%, 8/1/2033	40,000	51,042

El Monte City School District, Election 2014 Series A, GO, 5.00%, 8/1/2025	55,000	66,979

Golden State Tobacco Securitization Corp., Tobacco Settlement Series A-1, Rev., 5.00%, 6/1/2032	250,000	305,885

Hermosa Beach City School District, Election of 2016 Series A, GO, 4.00%, 8/1/2023	15,000	16,664

Los Angeles County Metropolitan Transportation Authority, Green Bond

Series 2020A, Rev., 5.00%, 6/1/2032	1,000,000	1,354,300

Metropolitan Water District of Southern California, Waterworks Series 2019A, Rev., 5.00%, 7/1/2034	25,000	33,014

Municipal Improvement Corp. of Los Angeles, Real Property Series 2014-A, Rev., 5.00%, 5/1/2023	20,000	22,513

Northern California Power Agency Series 2019A, Rev., 5.00%, 7/1/2022	20,000	21,466

Salinas Facilities Financing Authority Series 2020A-1, Rev., AGM, 4.00%, 11/1/2027	100,000	122,717

San Dieguito Union High School District Series A-2, GO, 5.00%, 8/1/2024	150,000	170,997

San Francisco City and County Airport Commission, International Airport, Governmental Purpose Series 2016A, Rev., 5.00%, 5/1/2026	95,000	117,048

San Francisco City and County Airport Comm-San Francisco International Airport Series 2016A, Rev., 5.00%, 5/1/2023	105,000	117,508

San Jose Evergreen Community College District Series A, GO, 5.00%, 9/1/2022	100,000	109,711

Santa Cruz County Capital Financing Authority Series 2020A, Rev., 4.00%, 6/1/2025	100,000	114,960

Sequoia Union High School District GO, 5.00%, 7/1/2027	25,000	31,617

Sierra View Local Health Care District

Rev., 4.00%, 7/1/2021 (d)	150,000	153,851

Rev., 4.00%, 7/1/2023 (d)	165,000	178,538

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued

State of California, Various Purpose GO, 5.00%, 11/1/2020	25,000	25,198

Total California		4,784,749

Colorado — 2.0%

Colorado Health Facilities Authority, Boulder Community Health Project

Rev., 5.00%, 10/1/2021	100,000	104,787

Rev., 5.00%, 10/1/2022	225,000	245,268

Rev., 5.00%, 10/1/2023	175,000	197,626

Southlands Metropolitan District No. 1 Series A-1, GO, 5.00%, 12/1/2037	250,000	266,410

State of Colorado, Higher Education Capital Construction, Lease Purchase Financing Program Series 2014A, COP, 5.00%, 11/1/2025	10,000	12,242

STC Metropolitan District No. 2 Series 2019A, GO, 5.00%, 12/1/2038	300,000	306,738

University of Colorado, University Enterprise Series A-2, Rev., 5.00%, 6/1/2026	40,000	49,950

Total Colorado		1,183,021

Connecticut — 1.0%

Connecticut State Health and Educational Facilities Authority, Yale University Issue

Series A-2, Rev., 5.00%, 7/1/2022 (b)	100,000	108,740

State of Connecticut Series A, GO, 5.00%, 4/15/2033	135,000	164,897

State of Connecticut Special Tax

Series 2020A, Rev., 5.00%, 5/1/2023	200,000	224,618

State of Connecticut, Special Tax Transportation Infrastructure Purposes

Series B, Rev., 5.00%, 8/1/2023	75,000	85,076

Town of Trumbull Series 2012A, GO, 4.00%, 9/1/2020 (e)	10,000	10,000

Total Connecticut		593,331

Delaware — 0.1%

Delaware Transportation Authority

Rev., 5.00%, 7/1/2022	40,000	43,553

District of Columbia — 2.9%

District of Columbia

Series F, Rev., 5.00%, 12/1/2021	50,000	53,021

Rev., 4.00%, 7/1/2039	100,000	108,506

District of Columbia, Income Tax

Series C, Rev., 5.00%, 12/1/2021	25,000	26,510

Series 2020C, Rev., 5.00%, 5/1/2033	1,000,000	1,348,040

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

District of Columbia — continued

District of Columbia, International School Issue Rev., 5.00%, 7/1/2039	125,000	144,255

District of Columbia, Water and Sewer Authority Series B, Rev., 5.00%, 10/1/2025	65,000	80,303

Total District of Columbia		1,760,635

Florida — 3.8%

City of Cape Coral, Water and Sewer Rev., 5.00%, 10/1/2022	25,000	27,411

City of Miami Beach, Water and Sewer Rev., 5.00%, 9/1/2033	25,000	31,353

City of Orlando Series 2010B, Rev., 5.00%, 10/1/2020	10,000	10,039

City of Orlando, Capital Improvement

Series D, Rev., 5.00%, 10/1/2022	75,000	82,380

Series B, Rev., 5.00%, 10/1/2024	60,000	71,372

City of Tampa, H. Lee Moffitt Cancer Center Project

Series 2020B, Rev., 5.00%, 7/1/2022	50,000	53,846

Series 2020B, Rev., 5.00%, 7/1/2023	50,000	55,792

Series 2020B, Rev., 5.00%, 7/1/2024	50,000	57,744

County of Broward Series 2019A, Rev., 5.00%, 9/1/2030	50,000	63,447

County of Hillsborough Rev., 5.00%, 10/1/2024	40,000	47,689

County of Lee Rev., 5.00%, 10/1/2025	40,000	47,526

County of Okaloosa Rev., 5.00%, 10/1/2024	30,000	35,686

County of Osceola, Sales Tax Series 2016A, Rev., 4.00%, 10/1/2023	10,000	11,089

County of Palm Beach, Atlantic University

Rev., 5.00%, 4/1/2029 (c)	100,000	104,150

Rev., 5.00%, 4/1/2039 (c)	100,000	99,636

County of Seminole, Special Obligation Rev., 4.00%, 10/1/2024	90,000	102,939

East Central Regional Wastewater Treatment Facilities Operation Board, Green Bonds, Bio Solids Project Rev., 5.00%, 10/1/2024	30,000	35,686

Escambia County School Board Rev., 5.00%, 9/1/2020	10,000	10,000

Florida Atlantic University Finance Corp. Series 2019B, Rev., 5.00%, 7/1/2032	250,000	306,897

Florida State Board of Education, Public Education Capital Outlay Series B, GO, 5.00%, 6/1/2024	30,000	35,340

Series B, GO, 5.00%, 6/1/2026	20,000	25,207

Series B, GO, 5.00%, 6/1/2031	75,000	95,847

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Florida — continued

Monroe County School District Series 2018A, COP, 4.00%, 6/1/2025	45,000	52,188

Orange County School Board Series 2015D, COP, 5.00%, 8/1/2025	25,000	30,256

Palm Beach County Health Facilities Authority, ACTS Retirement Life Communities Inc. Obligated Group Rev., 5.00%, 11/15/2032	240,000	279,970

Palm Beach County School District Series 2015B, COP, 5.00%, 8/1/2021	10,000	10,435

Pinellas County Industrial Development Authority, Drs. Kiran & Pallavi Patel 2017 Foundation For Global Understanding, Inc., Project Rev., 5.00%, 7/1/2029	125,000	138,303

Reedy Creek Improvement District Series 2016-A, GO, 5.00%, 6/1/2026	50,000	62,405

State of Florida, State Board of Education, Lottery

Series 2016B, Rev., 5.00%, 7/1/2023	40,000	45,321

Series A, Rev., 5.00%, 7/1/2026	75,000	94,357

Tampa Bay Water Utility System Series C, Rev., 5.00%, 10/1/2025	55,000	67,730

Tampa-Hillsborough County Expressway Authority Series B, Rev., 5.00%, 7/1/2031	40,000	51,184

Tohopekaliga Water Authority, Utility System Rev., 5.00%, 10/1/2025	10,000	12,332

Total Florida		2,255,557

Georgia — 1.7%

Carroll City-County Hospital Authority, Tanner Medical Center Project Rev., GTD, 4.00%, 7/1/2024	200,000	226,938

City of Atlanta, Water and Wastewater Series 2013B, Rev., 5.00%, 11/1/2020	45,000	45,358

Cobb County, Kennestone Hospital Authority, Wellstar Health System, Inc. Project

Series 2020B, Rev., 5.00%, 4/1/2022(d)	150,000	157,824

Series 2020A, Rev., 5.00%, 4/1/2050	200,000	246,844

County of DeKalb, Water and Sewerage Series 2006B, Rev., 5.25%, 10/1/2026	25,000	31,929

Glynn-Brunswick Memorial Hospital Authority Rev., 4.00%, 8/1/2037	255,000	288,058

Richmond County Hospital Authority, University Health Services, Inc. Project Rev., RAN, 5.00%, 1/1/2022	20,000	21,178

State of Georgia Series 2011J-1, GO, 4.50%, 7/1/2022	25,000	25,902

Total Georgia		1,044,031

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	105

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Hawaii — 0.3%

City and County of Honolulu, Tax-Exempt Series D, GO, 5.00%, 9/1/2032	45,000	56,817

State of Hawaii

Series EE, GO, 5.00%, 11/1/2022 (e)	15,000	16,547

Series EP, GO, 5.00%, 8/1/2023	40,000	45,473

Series FK, GO, 5.00%, 5/1/2033	30,000	37,326

State of Hawaii, Highway Fund Series B, Rev., 5.00%, 1/1/2027	25,000	31,192

Total Hawaii		187,355

Illinois — 4.5%

Champaign County Community Unit School District No. 4 Champaign, School Building GO, 5.00%, 1/1/2027	45,000	55,354

Chicago O’Hare International Airport, Third Lien Series 2017B, Rev., 5.00%, 1/1/2034	40,000	47,377

City of Decatur GO, 5.00%, 3/1/2027	130,000	158,691

Cook and DuPage Counties, Village of Elk Grove GO, 5.00%, 1/1/2029	25,000	31,535

Grundy & Will Counties Community Unit School District No. 1 Coal City GO, 5.00%, 2/1/2027	225,000	275,402

Illinois Finance Authority, Clean Water Initiative Revolving Fund Rev., 5.00%, 7/1/2032	35,000	43,554

Illinois State Toll Highway Authority

Series D, Rev., 5.00%, 1/1/2024	25,000	28,672

Series A, Rev., 5.00%, 1/1/2036	250,000	317,002

Kane McHenry Cook and De Kalb Counties Unit School District No. 300, School Bonds GO, 5.00%, 1/1/2024	35,000	40,266

Kendall and Kane Counties Community Unit School District No. 115 Series 2017B, GO, 5.00%, 1/1/2027	25,000	31,079

Lake and McHenry Counties Community Unit School District No. 118 Wauconda GO, 5.00%, 1/1/2022	50,000	53,118

Lake County Forest Preserve District GO, 5.00%, 12/15/2028	165,000	217,110

McLean & Woodford Counties Community Unit School District No. 5 Normal Series 2017A, GO, 4.00%, 12/1/2023	80,000	88,593

Northern Illinois University Series 2020B, Rev., 5.00%, 4/1/2034	200,000	250,224

Southwestern Illinois Development Authority Rev., 5.00%, 4/15/2030	625,000	833,963

State of Illinois GO, 5.00%, 4/1/2024	30,000	32,689

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Illinois — continued

Series A, GO, 5.00%, 10/1/2024	30,000	33,008

Village of Bolingbrook Series A, GO, AGM, 5.00%, 1/1/2033	125,000	154,624

Will & Kendall Counties Community Consolidated School District 202 Plainfield GO, 4.00%, 1/1/2023	10,000	10,807

Total Illinois		2,703,068

Indiana — 1.4%

Adams Central Elementary School Building Corp., Valorem Property Tax First Mortgage Rev., 5.00%, 1/15/2027	20,000	25,154

Ball State University, Student Fee Series R, Rev., 5.00%, 7/1/2024	35,000	40,882

Decatur County Jail Building Corp. Rev., 5.00%, 7/15/2028	250,000	314,565

Hamilton Southeastern Consolidated School Building Corp., Valorem Property Tax First Mortgage Rev., 5.00%, 7/15/2026	25,000	31,289

Indiana Finance Authority Series 2016A, Rev., 5.00%, 12/1/2022	10,000	10,985

Indiana Finance Authority, Highway Series C, Rev., 5.00%, 12/1/2025	35,000	43,258

Indiana State University, Housing and Dining System Rev., 5.00%, 4/1/2031	75,000	91,432

Indiana State University, Student Fee Series R, Rev., 5.00%, 10/1/2022	10,000	10,936

Indiana University

Series A, Rev., 5.00%, 6/1/2022	25,000	27,110

Series Y, Rev., 5.00%, 8/1/2028	25,000	32,231

IPS Multi-School Building Corp., Indiana Unlimited Ad Valorem Property Tax First Mortgage Rev., 5.00%, 7/15/2029	50,000	66,500

Perry Township Multi School Building Corp. Rev., 5.00%, 7/15/2025	35,000	42,094

Portage Township Multi-School Building Corp. Rev., 5.00%, 7/15/2028	75,000	97,592

Total Indiana		834,028

Iowa — 0.3%

City of Cedar Rapids Series 2018D, Rev., 5.00%, 6/1/2022	70,000	75,844

City of West Des Moines, Urban Renewal Series 2016B, GO, 5.00%, 6/1/2024	35,000	41,187

Iowa Finance Authority, State Revolving Fund, Green Bonds Rev., 5.00%, 8/1/2027	30,000	39,012

Total Iowa		156,043

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Kansas — 0.1%

Johnson County Water District No. 1 Series 2017A, Rev., 5.00%, 1/1/2025	50,000	60,197

Seward County Unified School District No. 480 Liberal GO, 5.00%, 9/1/2020	10,000	10,000

Total Kansas		70,197

Kentucky — 2.3%

Kentucky Asset Liability Commission, Project Notes, Federal Highway Trust Series 2015A, Rev., 5.00%, 9/1/2020	10,000	10,000

Kentucky Economic Development Finance Authority, Baptist Healthcare System Obligated Group Series B, Rev., 5.00%, 8/15/2029	165,000	201,001

Kentucky Public Energy Authority Series 2019C, Rev., 4.00%, 2/1/2028 (b)	300,000	352,371

Kentucky Public Energy Authority, Gas Supply Series 2018C-1, Rev., 4.00%, 6/1/2025 (b)	605,000	684,176

Louisville & Jefferson County Metropolitan Government, Health System, Norton Healthcare, Inc. Series 2016-A, Rev., 4.00%, 10/1/2036	65,000	71,985

Louisville & Jefferson County Metropolitan Sewer and Drainage District Rev., BAN, 3.00%, 10/23/2020	10,000	10,035

Louisville & Jefferson County Metropolitan Sewer District, Sewer and Drainage System

Series B, Rev., 5.00%, 5/15/2024	25,000	29,338

Series 2017A, Rev., 5.00%, 5/15/2027	40,000	50,769

Total Kentucky		1,409,675

Louisiana — 1.9%

City of Shreveport, Water and Sewer, Junior Lien Series 2019B, Rev., AGM, 5.00%, 12/1/2032	200,000	253,058

Louisiana Local Government Environmental Facilities and Community Development Authority Rev., 5.00%, 12/1/2030	250,000	332,573

Louisiana Public Facilities Authority, Tulane University of Louisiana Project

Series 2020A, Rev., 5.00%, 4/1/2029	220,000	290,851

Series 2020A, Rev., 5.00%, 4/1/2030	135,000	182,039

State of Louisiana Series 2016-B, GO, 4.00%, 8/1/2026	30,000	35,642

State of Louisiana, Gas and Fuels Tax Series 2012A-1, Rev., 5.00%, 5/1/2022 (e)	55,000	59,335

Total Louisiana		1,153,498

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Maine — 1.8%

Maine Health and Higher Educational Facilities Authority

Series 2020A, Rev., 4.00%, 7/1/2021	150,000	154,281

Series 2020A, Rev., 4.00%, 7/1/2022	225,000	239,076

Series 2020A, Rev., 5.00%, 7/1/2023	125,000	140,417

Maine Health and Higher Educational Facilities Authority, Mainehealth Series 2020A, Rev., 5.00%, 7/1/2027	300,000	377,307

Maine Municipal Bond Bank

Series C, Rev., 5.00%, 11/1/2024	75,000	89,240

Series 2018A, Rev., GAN, 5.00%, 9/1/2026	45,000	56,423

Total Maine		1,056,744

Maryland — 1.0%

County of Baltimore GO, 5.00%, 8/1/2023	100,000	109,182

County of Spotsylvania, Commissioners of St. Mary’s, Public Improvement GO, 4.00%, 7/15/2027	70,000	85,887

Maryland Economic Development Corp. Rev., 4.00%, 7/1/2040	200,000	201,076

State of Maryland Department of Transportation Rev., 5.00%, 9/1/2026	75,000	95,097

State of Maryland, State and Local Facilities Loan of 2017 Series A, GO, 5.00%, 8/1/2025	45,000	55,343

Washington Suburban Sanitary District Rev., GTD, 5.00%, 6/15/2030	40,000	51,114

Total Maryland		597,699

Massachusetts — 2.7%

City of Boston Series 2017A, GO, 5.00%, 4/1/2025	10,000	12,157

Commonwealth of Massachusetts Series C, GO, 5.00%, 10/1/2026	25,000	31,744

Massachusetts Bay Transportation Authority, Sales Tax Series A, Rev., 5.00%, 7/1/2022	20,000	21,749

Massachusetts Development Finance Agency, Mass General Brigham Issue Series 2020A-1, Rev., 5.00%, 1/31/2030(b)	500,000	653,990

Massachusetts Development Finance Agency, Milford Regional Medical Center Series G, Rev., 5.00%, 7/15/2037(c)	245,000	281,106

Massachusetts Development Finance Agency, Wellforce Issue

Series 2020C, Rev., AGM, 5.00%, 10/1/2030	175,000	232,832

Series 2020C, Rev., AGM, 5.00%, 10/1/2031	215,000	284,140

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	107

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Massachusetts — continued

Massachusetts State College Building Authority Series D, Rev., 5.00%, 5/1/2027	45,000	57,739

Springfield Water & Sewer Commission Series C, Rev., 5.00%, 7/15/2023	10,000	11,342

Town of Hopkinton GO, 5.00%, 11/15/2024	30,000	35,980

Total Massachusetts		1,622,779

Michigan — 1.1%

Berrien Springs Public Schools, School Building and Site GO, Q-SBLF, 5.00%, 5/1/2030	250,000	334,603

City of Grand Rapids, Sanitary Sewer System Improvement Rev., 5.00%, 1/1/2030	30,000	40,611

Marquette Board of Light and Power, Electric Utility System Series 2016A, Rev., 5.00%, 7/1/2026	185,000	228,790

Michigan State Hospital Finance Authority, Trinity Health Credit Group Series C, Rev., 5.00%, 12/1/2025	25,000	30,333

Total Michigan		634,337

Minnesota — 0.6%

Alexandria Lake Area Sanitation District, Sanitary Sewer Board Series 2015A, GO, 5.00%, 2/1/2022	30,000	32,050

Bloomington Independent School District No. 271 Series 2019A, GO, 5.00%, 2/1/2028	25,000	31,813

City of Apple Valley, Minnesota Senior Housing, Orchard Path Project Rev., 4.25%, 9/1/2038	250,000	251,567

City of Hopkins Series 2017B, GO, 4.00%, 2/1/2025	20,000	23,159

Minnesota State Colleges And Universities Foundation Series 2017A, Rev., 3.00%, 10/1/2020	10,000	10,021

University of Minnesota Series 2017B, Rev., 5.00%, 12/1/2020	10,000	10,119

University of Minnesota, Board of Regents Series B, Rev., 5.00%, 12/1/2025	15,000	18,513

Total Minnesota		377,242

Mississippi — 0.4%

Mississippi Development Bank, Special Obligation, Hinds County School District Project Rev., 4.00%, 3/1/2031	25,000	28,661

Mississippi State University Educational Building Corp., New Facilities and Refinancing Project Rev., 5.00%, 8/1/2025	35,000	42,472

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Mississippi — continued

State of Mississippi

Series B, GO, 5.00%, 12/1/2025	20,000	24,765

Series 2015F, GO, 5.00%, 11/1/2028	35,000	42,682

Series A, GO, 5.00%, 11/1/2031	60,000	74,836

University of Mississippi Educational Building Corp. Series 2016A, Rev., 5.00%, 10/1/2030	40,000	48,751

Total Mississippi		262,167

Missouri — 1.6%

Bi-State Development Agency, Metropolitan District, St. Clair County Metrolink Project Rev., AGM, 5.25%, 7/1/2024	40,000	47,385

City of Kansas, Sanitary Sewer System Series B, Rev., 5.00%, 1/1/2033	25,000	31,517

Health and Educational Facilities Authority of the State of Missouri Rev., 5.00%, 9/1/2026	200,000	235,678

Health and Educational Facilities Authority of the State of Missouri, City Art Institute Rev., 5.00%, 9/1/2030	200,000	239,636

Health and Educational Facilities Authority of the State of Missouri, St. Luke’s Episcopal-Presbyterian Hospitals Series 2015B, Rev., 5.00%, 12/1/2026	165,000	194,548

Metropolitan St. Louis Sewer District, Wastewater System Series 2012A, Rev., 5.00%, 5/1/2022 (e)	125,000	134,961

Metropolitan St. Louis Sewer District, Wastewater System Improvement Series 2017A, Rev., 5.00%, 5/1/2027	45,000	58,180

Missouri Development Finance Board, Fulton State Hospital Project Series 2016, Rev., 5.00%, 10/1/2025	25,000	29,679

Total Missouri		971,584

Montana — 0.1%

County of Missoula Series 2016, GO, 4.00%, 7/1/2025	50,000	58,656

Nebraska — 1.9%

Central Plains Energy Project, Gas Project No. 3 Series 2017A, Rev., 5.00%, 9/1/2030	320,000	411,770

City of Lincoln, Electric System

Rev., 5.00%, 9/1/2026	85,000	107,203

Rev., 5.00%, 9/1/2028	50,000	63,506

City of Omaha, Sewer Rev., 5.00%, 4/1/2027	50,000	62,197

Douglas County School District, Omaha Public School GO, 5.00%, 12/15/2026	30,000	38,302

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Nebraska — continued

Nebraska Educational Health Cultural and Social Services Finance Authority

Series 2019A, Rev., 4.00%, 1/1/2033	250,000	282,580

Omaha Public Power District, Electric System Series B, Rev., 5.00%, 2/1/2025	20,000	23,640

Series 2016A, Rev., 5.00%, 2/1/2026	40,000	49,680

Series A, Rev., 5.00%, 2/1/2027	30,000	37,147

University of Nebraska Facilities Corp., UNMC Global Center Project Series 2017, Rev., 5.00%, 12/15/2025	35,000	43,369

Total Nebraska		1,119,394

Nevada — 1.0%

City of Sparks, Senior Sales Tax Series 2019A, Rev., 2.50%, 6/15/2024 (c)	90,000	89,291

Clark County Rev., 5.00%, 7/1/2028	25,000	31,087

Clark County School District, Limited Tax

Series A, GO, 5.00%, 6/15/2032	95,000	117,680

Series A, GO, 4.00%, 6/15/2035	90,000	103,724

County of Clark NV Passenger Facility Charge Series 2019E, Rev., 5.00%, 7/1/2033	155,000	197,056

Truckee Meadows Water Authority Rev., 5.00%, 7/1/2029	50,000	63,348

Total Nevada		602,186

New Hampshire — 0.0% (f)

State of New Hampshire Rev., 5.00%, 9/1/2020	10,000	10,000

New Jersey — 1.5%

City of New Brunswick Series 2015, GO, 4.00%, 3/15/2024	10,000	11,293

City of North Wildwood GO, 5.00%, 8/1/2022	10,000	10,898

City of Wildwood GO, 4.00%, 9/15/2020	100,000	100,123

County of Gloucester GO, 4.00%, 10/1/2020	10,000	10,031

Manalapan-Englishtown Regional Board of Education GO, 4.00%, 10/1/2020	15,000	15,046

New Jersey Economic Development Authority, School Facilities Construction Series II, Rev., 5.00%, 3/1/2022 (e)	115,000	123,248

New Jersey Transportation Trust Fund Authority, Transportation System Series A, Rev., 4.00%, 12/15/2031	250,000	272,755

Passaic County Improvement Authority, City of Paterson Project Series 2017, Rev., 5.00%, 6/15/2025	10,000	12,154

Tobacco Settlement Financing Corp. Series 2018A, Rev., 5.00%, 6/1/2027	265,000	332,127

Total New Jersey		887,675

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New Mexico — 1.4%

City of Albuquerque, General Purpose Series 2016A, GO, 5.00%, 7/1/2023	75,000	84,999

City of Albuquerque, Gross Receipts Series 2015A, Rev., 5.00%, 7/1/2026	240,000	291,996

New Mexico Finance Authority, Senior Lien Public Project Revolving Fund

Series 2016C, Rev., 5.00%, 6/1/2022	30,000	32,527

Series 2016E, Rev., 5.00%, 6/1/2024	25,000	29,378

New Mexico Finance Authority, State Transportation, Subordinate Lien Series 2108A, Rev., 5.00%, 6/15/2027	100,000	127,968

New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare Services Series 2015A, Rev., 5.00%, 8/1/2025	25,000	29,841

State of New Mexico, Severance Tax Permanent Fund Series 2016B, Rev., 4.00%, 7/1/2021	80,000	82,515

University of New Mexico (The) Rev., 5.00%, 6/1/2028	140,000	177,086

Total New Mexico		856,310

New York — 11.7%

Buffalo Fiscal Stability Authority Series 2015A, Rev., 5.00%, 9/1/2020	10,000	10,000

City of New York Series 2014E, GO, 5.00%, 8/1/2027	35,000	39,614

City of New York, Fiscal Year 2013

Series 2013J, GO, 5.00%, 8/1/2023	40,000	45,223

Series I, GO, 5.00%, 8/1/2023	25,000	28,265

City of New York, Fiscal Year 2017 Series C, GO, 4.00%, 8/1/2022	10,000	10,714

County of Onondaga GO, 5.00%, 3/15/2026	20,000	23,443

Erie County Water Authority Rev., 5.00%, 12/1/2027	30,000	38,153

Farmingdale Union Free School District GO, 5.00%, 9/15/2020	10,000	10,018

Longwood Central School District Suffolk County GO, 5.00%, 6/15/2025	175,000	214,742

Metropolitan Transportation Authority Series 2018C, Subseries C-1, Rev., BAN, 5.00%, 9/1/2020	360,000	360,000

Series 2014B, Rev., 5.00%, 11/15/2020	200,000	201,176

Series 2018C, Subseries 2018C-2, Rev., BAN, 5.00%, 9/1/2021	350,000	358,389

Series 2016A, Rev., 5.00%, 11/15/2023	315,000	353,216

Monroe County IDA, School Facility, Rochester School Modernization Project Rev., 5.00%, 5/1/2030	80,000	95,162

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	109

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New York — continued

New York City Transitional Finance Authority Future Tax Secured

Series 2013G, Rev., 5.00%, 11/1/2026	30,000	33,599

Subseries B-1, Rev., 5.00%, 11/1/2029	125,000	151,824

Series 2017E1, Rev., 5.00%, 2/1/2030	150,000	186,613

New York City Transitional Finance Authority Future Tax Secured, Fiscal Year 2015 Series 2015A-1, Rev., 5.00%, 8/1/2029	50,000	58,304

New York City Transitional Finance Authority Future Tax Secured, Tax-Exempt, Fiscal Year 2013 Series 2013H, Rev., 5.00%, 11/1/2023	50,000	56,283

New York City Transitional Finance Authority Future Tax Secured, Tax-Exempt, Fiscal Year 2014 Series D, Subseries D-1, Rev., 5.00%, 2/1/2026	30,000	34,523

New York City Transitional Finance Authority Future Tax Secured, Tax-Exempt, Fiscal Year 2017

Series C, Rev., 4.00%, 11/1/2024	45,000	51,607

Subseries A-1, Rev., 5.00%, 5/1/2029	65,000	80,166

Series B, Subseries B-1, Rev., 5.00%, 8/1/2030	195,000	241,281

New York City Transitional Finance Authority, Building Aid, Fiscal Year 2019 Series S-2A, Rev., 5.00%, 7/15/2025	50,000	60,891

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015 Series C, Rev., 5.00%, 11/1/2022	25,000	27,523

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2018 Series 1, Rev., 5.00%, 11/1/2026	25,000	31,442

New York State Dormitory Authority

Series 2015E, Rev., 5.00%, 3/15/2022	25,000	26,836

Series 2015A, Rev., 4.00%, 3/15/2023	25,000	27,343

Series 2018A, Rev., 5.00%, 7/1/2024	300,000	348,804

Series 2018A, Rev., 5.00%, 3/15/2031	25,000	32,128

Series 2019D, Rev., 5.00%, 7/1/2033	135,000	196,021

Series 2020A, Rev., AGM, 3.00%, 9/1/2050	150,000	154,890

Series 2020A, Rev., 4.00%, 9/1/2050	100,000	107,951

New York State Dormitory Authority, Columbia University Series B, Rev., 5.00%, 10/1/2038	25,000	31,673

New York State Dormitory Authority, Maimonides Medical Center, FHA-Insured Mortgage Hospital Rev., FHA, 5.00%, 8/1/2024	275,000	322,182

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New York — continued

New York State Environmental Facilities Corp. Series 2019B, Rev., 5.00%, 6/15/2031	100,000	134,877

New York State Urban Development Corp.

Series 2016A, Rev., 5.00%, 3/15/2026	45,000	55,742

Series 2016A, Rev., 5.00%, 3/15/2027	30,000	36,712

Series 2013A-1, Rev., 5.00%, 3/15/2028	25,000	27,825

Series 2016A, Rev., 5.00%, 3/15/2028	75,000	91,688

New York State Urban Development Corp., State Personal Income Tax, General Purpose

Series 2017A, Rev., 5.00%, 3/15/2026	125,000	154,837

Series 2020C, Rev., 5.00%, 3/15/2026	45,000	55,742

Series 2017-A, Rev., 5.00%, 3/15/2028	150,000	188,658

New York State Urban Development Corp., State Personal Income Tax, General Purpose, Tax-Exempt Series 2020C, Rev., 5.00%, 3/15/2029	1,275,000	1,684,428

New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment Project Rev., AMT, 5.00%, 1/1/2022	200,000	206,258

Orange County Funding Corp., Mount Saint Mary College Project Series 2012B, Rev., 4.00%, 7/1/2023	200,000	203,082

Port Authority of New York and New Jersey, Consolidated Series 205, Rev., 5.00%, 11/15/2028	30,000	38,075

Smithtown Central School District GO, 5.00%, 8/1/2022	70,000	76,500

Total New York		7,004,423

North Carolina — 0.3%

County of Davidson GO, 5.00%, 6/1/2027	35,000	44,876

County of Onslow Rev., 5.00%, 12/1/2027	25,000	30,162

County of Wayne Rev., 5.00%, 6/1/2024	25,000	29,297

North Carolina Turnpike Authority Rev., 5.00%, 1/1/2021	20,000	20,297

State of North Carolina, Limited Obligation Series C, Rev., 5.00%, 5/1/2024	25,000	29,284

Total North Carolina		153,916

North Dakota — 0.0% (f)

North Dakota Public Finance Authority, State Revolving Fund Program Series 2011A, Rev., 5.00%, 10/1/2021	25,000	26,295

Ohio — 5.1%

American Municipal Power, Inc., Greenup Hydro-Electric Project Series 2016A, Rev., 5.00%, 2/15/2030	25,000	30,274

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Ohio — continued

Bowling Green State University Series 2016A, Rev., 5.00%, 6/1/2024	25,000	28,841

Buckeye Tobacco Settlement Financing Authority Series 2020A-2, Class I, Rev., 4.00%, 6/1/2048	500,000	552,205

City of Middleburg Heights, General Health Center Project

Series 2020A, Rev., 4.00%, 8/1/2021	125,000	128,820

Series 2020A, Rev., 4.00%, 8/1/2022	150,000	159,511

City of Reynoldsburg GO, 5.00%, 12/1/2026	15,000	19,024

County of Warren, Otterbein Homes Series A, Rev., 4.00%, 7/1/2033	205,000	230,088

Ohio Higher Educational Facility Commission

Rev., 5.00%, 3/1/2027	55,000	60,644

Rev., 5.00%, 11/1/2034	125,000	138,465

Ohio Higher Educational Facility Commission, Denison University Series A, Rev., 5.00%, 11/1/2025	75,000	91,477

Ohio Higher Educational Facility Commission, University of Findlay 2019 Project Rev., 5.00%, 3/1/2034	160,000	173,893

Ohio Higher Educational Facility Commission, Xavier University 2020 Project

Rev., 5.00%, 5/1/2023	195,000	217,181

Rev., 5.00%, 5/1/2024	245,000	282,711

Ohio Turnpike and Infrastructure Commission Series A, Rev., 5.00%, 2/15/2027	135,000	169,293

Ohio Water Development Authority Rev., 5.25%, 12/1/2021	20,000	21,023

Ohio Water Development Authority, Fresh Water Series 2016B, Rev., 5.00%, 6/1/2026	30,000	37,675

Ohio Water Development Authority, Water Pollution Control Loan Fund Series A, Rev., 5.00%, 12/1/2026	45,000	57,325

South-Western City School District, School Facilities Construction and Improvement Bonds GO, 5.00%, 6/1/2022 (e)	160,000	173,242

State of Ohio, Capital Facilities Lease-Appropriation Series 2018A, Rev., 5.00%, 6/1/2025	25,000	30,345

State of Ohio, Cleveland Clinic Health System Obligated Group Series 2017A, Rev., 5.00%, 1/1/2028	25,000	32,264

State of Ohio, Highway Capital Improvements Bonds, Full Faith and Credit/Highway User Receipts Series R, GO, 5.00%, 5/1/2021	20,000	20,646

State of Ohio, Infrastructure Improvement Bonds Series A, GO, 5.00%, 9/1/2028	25,000	33,313

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Ohio — continued

State of Ohio, Natural Resources Series V, GO, 5.00%, 10/1/2027	35,000	45,689

University of Akron (The), General Receipts Series 2019A, Rev., 5.00%, 1/1/2030	250,000	328,545

Total Ohio		3,062,494

Oklahoma — 0.7%

Cleveland County Educational Facilities Authority, Norman Public Schools Project Series 2019, Rev., 5.00%, 6/1/2025	150,000	178,567

Edmond Public Works Authority Rev., 4.00%, 7/1/2021	10,000	10,317

Oklahoma Capitol Improvement Authority

Series C, Rev., 5.00%, 1/1/2030	10,000	12,450

Series 2018C, Rev., 5.00%, 1/1/2036	45,000	54,648

Oklahoma Capitol Improvement Authority, State Highway Rev., 5.00%, 7/1/2024	100,000	117,346

Oklahoma Water Resources Board, Clean Water Program Rev., 5.00%, 4/1/2023	35,000	39,292

Total Oklahoma		412,620

Oregon — 0.1%

Hillsboro School District No. 1J GO, 5.00%, 6/15/2028	25,000	32,144

Tri-County Metropolitan Transportation District of Oregon Series A, Rev., 5.00%, 9/1/2030	45,000	57,817

Total Oregon		89,961

Pennsylvania — 7.1%

Aliquippa School District GO, 3.88%, 12/1/2037	200,000	225,284

Berks County Industrial Development Authority, Healthcare Facilities Series 2017A, Rev., 5.00%, 5/15/2037	250,000	267,898

Bucks County Community College Authority Series 2019A, Rev., GTD, 5.00%, 6/15/2033	35,000	44,925

Central Dauphin School District Series 2016A, GO, 4.00%, 11/15/2020	10,000	10,078

Chester County Industrial Development Authority, Longwood Gardens Project Rev., 4.00%, 12/1/2024	35,000	40,438

Commonwealth Financing Authority, Tobacco Master Settlement Payment Rev., 5.00%, 6/1/2035	225,000	278,082

County of Chester GO, 5.00%, 11/15/2027	30,000	39,334

County of Lehigh, Health Network Hospital Series A, Rev., 4.00%, 7/1/2035	175,000	194,808

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	111

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Pennsylvania — continued

Erie City Water Authority Series 2019D, Rev., 5.00%, 12/1/2027	65,000	83,830

Geisinger Authority, Health System Series 2020B, Rev., 5.00%, 2/15/2027 (b)	250,000	306,700

Series 2020A, Rev., 4.00%, 4/1/2039	335,000	389,933

Lancaster County Hospital Authority Rev., 5.00%, 3/1/2040	250,000	257,855

Montgomery County Higher Education and Health Authority, Arcadia University

Rev., 5.00%, 4/1/2034	250,000	279,645

Rev., 4.00%, 4/1/2035	205,000	209,865

Montgomery County Higher Education and Health Authority, Thomas Jefferson University Series 2018A, Rev., 4.00%, 9/1/2038	135,000	149,195

Northampton County General Purpose Authority, Moravian College Project Series 2016, Rev., 5.00%, 10/1/2027	185,000	203,263

Pennsylvania Higher Educational Facilities Authority, State System of Higher Education Series 2017AU-1, Rev., 5.00%, 6/15/2026	70,000	86,070

Pennsylvania Turnpike Commission

Series A-1, Rev., 5.00%, 12/1/2029	105,000	132,702

Series A-1, Rev., 5.00%, 12/1/2031	60,000	75,027

Seneca Valley School District Series 2015C, GO, 5.00%, 3/1/2028	30,000	35,976

State Public School Building Authority Rev., 5.00%, 10/1/2027	25,000	30,720

Township of Palmer

Series 2020C, GO, 4.00%, 11/15/2031	300,000	352,332

Series 2020C, GO, 4.00%, 11/15/2032	275,000	320,991

Township of Upper St. Clair Series A, GO, 4.00%, 6/1/2025	20,000	23,297

West Mifflin School District GO, 3.00%, 4/1/2034	200,000	221,198

Total Pennsylvania		4,259,446

Rhode Island — 0.2%

State of Rhode Island Series 2014A, GO, 3.00%, 11/1/2020	10,000	10,047

State of Rhode Island and Providence Plantations, Consolidated Capital Development Loan of 2018 Series 2018A, GO, 5.00%, 4/1/2029	75,000	96,640

Total Rhode Island		106,687

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

South Carolina — 0.8%

Charleston County Airport District Rev., 5.00%, 7/1/2035	250,000	312,325

South Carolina Jobs-Economic Development Authority Rev., 5.00%, 4/1/2029	10,000	12,220

South Carolina Jobs-Economic Development Authority, South Carolina Episcopal Home at Still Homes Series 2018A, Rev., 5.00%, 4/1/2033	125,000	134,346

Total South Carolina		458,891

South Dakota — 0.2%

City of Rapid City, Sales Tax Rev., 5.00%, 12/1/2023	25,000	28,784

South Dakota Board of Regents, Housing and Auxiliary Facility System Rev., 5.00%, 4/1/2027	35,000	43,019

South Dakota Conservancy District, State Revolving Fund Program Series 2018, Rev., 5.00%, 8/1/2025	35,000	43,006

Total South Dakota		114,809

Tennessee — 1.2%

City of Chattanooga Series A, Rev., 5.00%, 9/1/2020	10,000	10,000

City of Johnson City Series 2016A, GO, 5.00%, 6/1/2023	15,000	16,938

City of Murfreesboro GO, 4.00%, 4/1/2025	25,000	28,234

County of Maury GO, 5.00%, 4/1/2027	40,000	51,236

County of Robertson GO, 5.00%, 6/1/2025	25,000	30,280

County of Sullivan GO, 5.00%, 5/1/2026	30,000	37,452

County of Washington Series 2016A, GO, 4.00%, 6/1/2027	50,000	59,435

County of Williamson GO, 5.00%, 4/1/2024	20,000	23,399

County of Wilson GO, 4.00%, 4/1/2021	20,000	20,447

Metropolitan Government of Nashville & Davidson County GO, 5.00%, 7/1/2022 (e)	20,000	21,734

Series 2015A, GO, 5.00%, 7/1/2025	10,000	12,231

Metropolitan Government of Nashville and Davidson County, Electric System Series 2014A, Rev., 5.00%, 5/15/2024	10,000	11,739

Montgomery County, Public Improvement GO, 5.00%, 4/1/2027	25,000	31,819

Shelby County Health Educational & Housing Facilities Board

Series 2019A, Rev., 5.00%, 10/1/2029	150,000	150,159

Series 2019A, Rev., 5.50%, 10/1/2034	150,000	149,556

State of Tennessee Series A, GO, 5.00%, 9/1/2025	25,000	29,726

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Tennessee — continued

Tennessee Energy Acquisition Corp., Gas Project Series 2017A, Rev., 4.00%, 5/1/2023 (b)	20,000	21,604

Total Tennessee		705,989

Texas — 8.5%

Alamo Community College District, Limited Tax GO, 5.00%, 2/15/2024	75,000	87,076

Arlington Higher Education Finance Corp., Uplift Education Project

Series 2020A, Rev., PSF-GTD, 4.00%, 12/1/2023	200,000	223,126

Series 2020A, Rev., PSF-GTD, 4.00%, 12/1/2024	325,000	373,272

Brushy Creek Regional Utility Authority, Inc., Water Treatment And Distribution Project Rev., 5.00%, 8/1/2026	85,000	106,062

City of Austin, Airport System Series 2019B, Rev., AMT, 5.00%, 11/15/2029	240,000	310,142

City of Austin, Public Improvement Series 2012A, GO, 4.00%, 9/1/2026	25,000	26,813

City of Corpus Christi Series 2016A, GO, 4.00%, 3/1/2026	200,000	236,852

City of Houston, Combined Utility System, First Lien Series 2018D, Rev., 5.00%, 11/15/2030	45,000	59,549

City of Hutto GO, 5.00%, 8/1/2026	80,000	99,982

City of League City GO, 5.00%, 2/15/2027	20,000	24,661

City of Pflugerville GO, 5.00%, 8/1/2026	25,000	31,327

City of San Angelo GO, 5.00%, 2/15/2027	20,000	24,896

City of San Antonio, General Improvement GO, 5.00%, 2/1/2022 (e)	75,000	80,081

City of San Marcos GO, 5.00%, 8/15/2031	170,000	214,501

Clifton Higher Education Finance Corp., Yes Prep Public Schools, Inc.

Rev., PSF-GTD, 5.00%, 4/1/2029	100,000	132,013

Rev., PSF-GTD, 5.00%, 4/1/2030	185,000	249,262

Rev., PSF-GTD, 4.00%, 4/1/2031	175,000	216,688

Clint Independent School District, Unlimited Tax Series A, GO, PSF-GTD, 5.00%, 2/15/2024	25,000	28,988

County of Fort Bend Series 2016B, GO, 5.00%, 3/1/2022	35,000	37,483

County of Hays, Limited Tax GO, 5.00%, 2/15/2026	20,000	24,734

County of Montgomery, Unlimited Tax GO, 5.00%, 3/1/2025	25,000	30,141

County of Williamson, Limited Tax GO, 5.00%, 2/15/2026	40,000	49,857

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued

Cypress-Fairbanks Independent School District, School Building Series 2015A, GO, PSF-GTD, 5.00%, 2/15/2025	20,000	24,095

Danbury Higher Education Authority, Inc. Series 2019A, Rev., 5.00%, 8/15/2039	250,000	260,497

Harris County, Unlimited Tax Series 2017A, GO, 5.00%, 10/1/2026	25,000	31,675

Laredo Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/1/2024	25,000	29,534

Lower Colorado River Authority, Transmission Contract, LCRA Transmission Services Corp. Project Rev., 5.00%, 5/15/2035	155,000	195,094

Metropolitan Transit Authority of Harris County

Series 2017A, Rev., 5.00%, 11/1/2025	45,000	55,194

Series B, Rev., 5.00%, 11/1/2029	25,000	32,032

Metropolitan Transit Authority of Harris County Sales & Use Tax Series 2017B, Rev., 5.00%, 11/1/2020	10,000	10,078

North East Independent School District GO, PSF-GTD, 5.00%, 8/1/2025	20,000	24,443

North Texas Municipal Water District, Water System Rev., 5.00%, 6/1/2027	20,000	25,811

Northside Independent School District GO, PSF-GTD, 5.00%, 8/15/2024	65,000	77,156

Old Spanish Trail-Alemda Corridors Redevelopment Authority Rev., 5.00%, 9/1/2028	125,000	160,516

Pearland Independent School District Series A, GO, PSF-GTD, 5.00%, 2/15/2023	25,000	27,911

Permanent University Fund — Texas A&M University System Series A, Rev., 5.00%, 7/1/2024	85,000	100,064

Prosper Independent School District, Unlimited Tax School Building GO, PSF-GTD, 5.00%, 2/15/2037	25,000	31,602

Regents of the University of Texas

Series A, Rev., 5.00%, 2/15/2024	35,000	40,584

San Antonio Water System Series A, Rev., 5.00%, 5/15/2025	25,000	30,470

Sherman Independent School District Series A, GO, PSF-GTD, 5.00%, 2/15/2030	25,000	32,356

Socorro Independent School District, Unlimited Tax Series 2017A, GO, PSF-GTD, 5.00%, 8/15/2028	50,000	64,134

State of Texas, Transportation Commission Mobility Series 2015-A, GO, 5.00%, 10/1/2024	50,000	59,589

Stephen F Austin State University Series 2019A, Rev., 5.00%, 10/15/2026	60,000	72,880

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	113

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Texas — continued

Tarrant Regional Water District Rev., 5.00%, 3/1/2025	125,000	150,270

Texas A&M University, Financing System Series E, Rev., 5.00%, 5/15/2030	155,000	197,521

Texas Water Development Board

Series 2017A, Rev., 5.00%, 4/15/2028	40,000	52,164

Series 2018A, Rev., 5.00%, 10/15/2028	235,000	310,155

Trinity River Authority Central Regional Wastewater System Rev., 5.00%, 8/1/2034	145,000	182,707

Trinity River Authority LLC, Tarrant County Water Project Rev., 5.00%, 2/1/2026	60,000	73,978

University of Texas (The), Board of Regents, Financing System Series 2016D, Rev., 5.00%, 8/15/2024	50,000	59,416

Total Texas		5,079,432

Utah — 1.5%

City of Park City Rev., 5.00%, 6/15/2022	30,000	32,572

City of South Jordan Rev., 5.00%, 8/15/2029	45,000	61,141

County of Summit, Sales Tax Rev., 5.00%, 12/15/2023	70,000	79,241

Jordan Valley Water Conservancy District Series 2019A, Rev., 5.00%, 10/1/2029	25,000	31,386

Snyderville Basin Special Recreation District Series 2017, GO, 4.00%, 12/15/2025	100,000	118,747

Utah Charter School Finance Authority Series A, Rev., 5.00%, 4/15/2030	110,000	139,771

Utah State Board of Regents, University of Utah (The) Series B, Rev., 5.00%, 8/1/2023 (e)	25,000	28,422

Utah Transit Authority Series A, Rev., BHAC-CR, 5.00%, 6/15/2035	295,000	412,900

Washington County Water Conservancy District Series 2017A, Rev., 5.00%, 10/1/2021	10,000	10,523

Total Utah		914,703

Vermont — 0.0% (f)

Vermont Municipal Bond Bank Series 2019-2, Rev., 5.00%, 12/1/2025	25,000	31,001

Virginia — 1.7%

City of Richmond Series B, GO, 5.00%, 7/15/2027	175,000	227,836

Commonwealth of Virginia Series A, GO, 5.00%, 6/1/2030	25,000	33,151

County of Spotsylvania, Public Improvement GO, 5.00%, 7/15/2029	85,000	112,884

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Virginia — continued

Hampton Roads Sanitation District, Wastewater Series 2014A, Rev., 5.00%, 7/1/2021	15,000	15,604

Roanoke Economic Development Authority, Carilion Clinic Obligated Group Series 2010D, Rev., 5.00%, 7/1/2030 (b)	200,000	263,450

Virginia College Building Authority, 21st Century College and Equipment Programs Series 2017B, Rev., 5.00%, 2/1/2024	75,000	87,168

Virginia College Building Authority, Educational Facilities, Public Higher Education Financing Program Series 2011A, Rev., 5.00%, 9/1/2020 (e)	20,000	20,000

Virginia Commonwealth Transportation Board Rev., 5.00%, 5/15/2023	35,000	39,531

Virginia Public Building Authority, Public Facilities Series A, Rev., 5.00%, 8/1/2022	25,000	27,332

Virginia Public School Authority Series 2018B, Rev., 5.00%, 8/1/2021	125,000	130,535

Virginia Resources Authority, Infrastructure, Pooled Financing Program Series 2013-C, Rev., 5.00%, 11/1/2023	35,000	40,261

Total Virginia		997,752

Washington — 3.7%

Benton County School District No. 17 Kennewick GO, 5.00%, 12/1/2024	45,000	53,868

Central Puget Sound Regional Transit Authority, Sales Tax Series 2015S-1, Rev., 5.00%, 11/1/2024	30,000	35,765

City of Bonney Lake, Water & Sewer System Rev., 4.00%, 12/1/2030	10,000	11,535

City of Richland Rev., 4.00%, 11/1/2022	10,000	10,775

City of Seattle, Drainage and Wastewater System Improvement Rev., 4.00%, 4/1/2026	20,000	23,897

City of Seattle, Municipal Light and Power Improvement Series 2011A, Rev., 5.00%, 2/1/2021 (e)	20,000	20,396

City of Seattle, Wastewater System Improvement Rev., 5.00%, 8/1/2024	35,000	41,423

City of University Place, Limited Tax GO, 5.00%, 12/1/2026	85,000	105,817

Clark County School District No. 101 La Center, Unlimited Tax GO, 5.00%, 12/1/2029	50,000	65,354

County of King, Limited Tax Series A, GO, 5.00%, 7/1/2025	50,000	59,984

Series B, GO, 5.00%, 12/1/2025	20,000	23,048

County of Snohomish, Limited Tax GO, 5.00%, 12/1/2025	10,000	12,159

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Washington — continued

Energy Northwest, Electric

Series 2016-A, Rev., 5.00%, 7/1/2028	25,000	31,273

Series 2017A, Rev., 5.00%, 7/1/2028	55,000	70,757

King County Public Hospital District No. 2, EvergreenHealth GO, 5.00%, 12/1/2031	105,000	124,034

King County School District No. 403 Renton GO, 5.00%, 12/1/2022	100,000	108,333

King County School District No. 405 Bellevue, Credit Enhancement Program

GO, 5.00%, 12/1/2021	30,000	31,808

GO, 5.00%, 12/1/2026	20,000	25,478

King County School District No. 411 Issaquah GO, 5.00%, 12/1/2024	35,000	41,963

Mason County School District No. 309 Shelton, Unlimited Tax GO, 5.00%, 12/1/2029	45,000	56,986

Pasco School District No. 1, Franklin County, Unlimited Tax GO, 5.00%, 12/1/2030	35,000	44,917

Pend Oreille County Public Utility District No. 1 Box Canyon Rev., 5.00%, 1/1/2027	65,000	74,733

Pierce County School District No. 3, Unlimited Tax, Washington State SD Credit Enhancement Program GO, 5.00%, 12/1/2031	305,000	383,065

Pierce County, White River School District No. 416 GO, 5.00%, 12/1/2025	50,000	61,914

Snohomish County School District No. 15 Edmonds

GO, 5.00%, 12/1/2025	25,000	30,972

GO, 5.00%, 12/1/2027	25,000	30,752

Snohomish County School District No. 4 Lake Stevens GO, 5.00%, 12/1/2024	25,000	29,868

Spokane County, Mead School District No. 354 GO, 5.00%, 12/1/2024	20,000	23,895

State of Washington

Series 2015G, GO, 5.00%, 7/1/2026	125,000	149,776

Series 2015-C, COP, 5.00%, 1/1/2029	55,000	67,720

Washington Health Care Facilities Authority, Providence St. Joseph Health Series 2018B, Rev., 5.00%, 10/1/2028	30,000	38,830

Washington Higher Education Facilities Authority, Seattle University Project

Rev., 5.00%, 5/1/2022	200,000	212,240

Rev., 5.00%, 5/1/2023	125,000	137,161

Total Washington		2,240,496

Wisconsin — 3.7%

City of Milwaukee, Promissory Notes Series N4 & B5, GO, 5.00%, 4/1/2023	85,000	95,307

Hamilton School District, School Building Improvement GO, 5.00%, 4/1/2025	60,000	72,788

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Wisconsin — continued

Public Finance Authority Series 2019A, Rev., 5.00%, 10/1/2029 (c)	150,000	163,950

Public Finance Authority, Acts Retirement-Life Communities, Inc. Obligated Group Series 2020A, Rev., 4.00%, 11/15/2037	300,000	333,414

Public Finance Authority, Blue Ridge Healthcare Facilities

Series 2020A, Rev., 5.00%, 1/1/2022	175,000	184,971

Series 2020A, Rev., 5.00%, 1/1/2023	300,000	329,085

Public Finance Authority, Piedmont Community Charter School Rev., 5.00%, 6/15/2039	200,000	230,532

State of Wisconsin

Series B, GO, 4.00%, 5/1/2023	40,000	44,021

Series 1, GO, 5.00%, 11/1/2024	40,000	47,852

Series 2, GO, 5.00%, 11/1/2026	50,000	62,993

State of Wisconsin Environmental Improvement Fund

Series A, Rev., 5.00%, 6/1/2025	35,000	42,761

Series A, Rev., 5.00%, 6/1/2026	20,000	25,207

State of Wisconsin, Clean Water Fund, Leveraged Loan Portfolio

Series 1, Rev., 5.00%, 6/1/2023 (e)	25,000	28,227

Rev., 5.00%, 6/1/2024 (e)	65,000	76,348

Village of Pleasant Prairie GO, 4.00%, 8/1/2024	10,000	11,388

Wisconsin Department of Transportation

Series 2, Rev., 5.00%, 7/1/2031	180,000	228,350

Series 2, Rev., 5.00%, 7/1/2032	50,000	63,076

Wisconsin Health and Educational Facilities Authority, St. Camillus Health System Series 2019A, Rev., 5.00%, 11/1/2029	150,000	164,856

Total Wisconsin		2,205,126

Total Municipal Bonds (Cost $56,432,557)		58,631,508

	SHARES
Short-Term Investments — 3.1%

Investment Companies — 3.1%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.04% (g) (h) (Cost $1,894,612)	1,893,358	1,894,684

Total Investments — 100.9% (Cost $58,327,169)		60,526,192

Liabilities in Excess of Other Assets — (0.9)%		(564,190)

NET ASSETS — 100.0%		59,962,002

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	115

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
BHAC	Insured by Berkshire Hathaway Assurance Corp.
COP	Certificate of Participation
CR	Custodial Receipts
FHA	Federal Housing Administration
GAN	Grant Anticipation Note
GO	General Obligation
GTD	Guaranteed
IDA	Industrial Development Authority
LIQ	Liquidity Agreement
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RAN	Revenue Anticipation Note
Rev.	Revenue

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)

   Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2020.

(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(e)	Security is prerefunded or escrowed to maturity.
(f)	Amount rounds to less than 0.1% of net assets.
(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of August 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. Treasury Obligations — 36.5%

U.S. Treasury Bonds

8.13%, 8/15/2021	2,852,000	3,068,017

8.00%, 11/15/2021	8,280,000	9,056,897

6.75%, 8/15/2026	1,391,000	1,914,255

6.63%, 2/15/2027	2,750,000	3,836,895

6.38%, 8/15/2027	4,380,000	6,155,953

6.13%, 11/15/2027	3,495,000	4,895,184

5.50%, 8/15/2028	160,000	221,775

5.25%, 11/15/2028	2,210,000	3,043,584

6.13%, 8/15/2029	150,000	222,398

6.25%, 5/15/2030	410,000	626,467

4.75%, 2/15/2037	256,000	403,080

5.00%, 5/15/2037	2,230,000	3,613,994

4.38%, 2/15/2038	600,000	922,594

4.50%, 5/15/2038	2,074,000	3,236,412

3.50%, 2/15/2039	3,082,000	4,318,171

4.25%, 5/15/2039	526,000	805,520

4.50%, 8/15/2039	1,283,000	2,024,534

4.38%, 11/15/2039	356,000	555,026

4.63%, 2/15/2040	2,660,000	4,275,950

2.88%, 5/15/2043	926,000	1,206,549

3.00%, 11/15/2044	100,000	133,453

2.50%, 2/15/2045	3,415,000	4,198,316

3.00%, 5/15/2045	2,368,000	3,167,200

3.00%, 11/15/2045	66,000	88,584

2.25%, 8/15/2046	2,971,000	3,506,244

3.00%, 2/15/2047	1,424,000	1,925,737

3.00%, 5/15/2047	21,000	28,429

3.00%, 2/15/2048	2,000,000	2,719,062

3.38%, 11/15/2048	359,000	522,794

3.00%, 2/15/2049	1,936,000	2,649,598

2.25%, 8/15/2049	3,753,000	4,470,175

2.38%, 11/15/2049	3,863,000	4,724,328

2.00%, 2/15/2050	2,549,000	2,888,336

1.25%, 5/15/2050	2,196,000	2,086,200

U.S. Treasury Notes

1.50%, 8/31/2021	375,000	380,098

1.13%, 9/30/2021	3,164,000	3,197,494

2.88%, 10/15/2021	4,000,000	4,122,344

1.50%, 11/30/2021	1,100,000	1,118,605

2.63%, 12/15/2021	522,000	538,659

2.00%, 12/31/2021	8,779,000	8,995,732

2.13%, 12/31/2021	100,000	102,629

1.50%, 1/31/2022	5,305,000	5,406,334

1.88%, 2/28/2022	112,000	114,896

0.13%, 5/15/2023	1,174,000	1,173,450

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

1.63%, 5/31/2023	600,000	624,328

0.25%, 6/15/2023	15,000,000	15,043,359

0.13%, 7/15/2023	551,000	550,656

1.25%, 7/31/2023	5,200,000	5,366,156

1.38%, 8/31/2023	360,000	373,163

1.38%, 9/30/2023	15,431,000	16,009,662

2.88%, 9/30/2023	700,000	758,406

2.88%, 11/30/2023	2,077,000	2,259,062

2.25%, 12/31/2023	267,000	285,440

2.63%, 12/31/2023	621,000	671,602

2.25%, 1/31/2024	653,000	699,118

2.50%, 1/31/2024	3,854,000	4,159,008

2.13%, 2/29/2024	500,000	533,906

2.38%, 2/29/2024	10,212,000	10,993,058

2.13%, 3/31/2024	1,397,000	1,493,699

2.50%, 5/15/2024	100,000	108,531

2.00%, 5/31/2024	3,850,000	4,109,273

1.75%, 6/30/2024	1,967,000	2,083,176

1.75%, 7/31/2024	410,000	434,664

1.25%, 8/31/2024	800,000	833,125

1.88%, 8/31/2024	3,961,000	4,223,726

1.50%, 9/30/2024	100,000	105,219

1.50%, 11/30/2024	1,255,000	1,322,652

1.75%, 12/31/2024	142,000	151,308

1.38%, 1/31/2025	1,860,000	1,953,000

2.50%, 1/31/2025	450,000	494,719

2.00%, 2/15/2025	530,000	571,365

1.13%, 2/28/2025	1,153,000	1,199,030

0.50%, 3/31/2025	58,000	58,680

2.13%, 5/15/2025	163,000	177,262

2.88%, 5/31/2025	12,000,000	13,484,063

0.25%, 6/30/2025	1,802,000	1,801,296

2.00%, 8/15/2025	600,000	650,859

2.25%, 11/15/2025	104,000	114,489

2.63%, 12/31/2025	2,231,000	2,504,123

1.63%, 2/15/2026	4,739,000	5,071,470

2.50%, 2/28/2026	136,000	152,139

2.25%, 3/31/2026	408,000	451,191

2.13%, 5/31/2026	200,000	220,141

1.88%, 7/31/2026	383,000	416,722

1.50%, 8/15/2026	507,000	540,351

1.38%, 8/31/2026	788,000	834,295

1.63%, 9/30/2026	150,000	161,121

1.63%, 10/31/2026	7,371,000	7,920,370

1.63%, 11/30/2026	1,820,000	1,956,500

1.75%, 12/31/2026	2,300,000	2,491,547

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	117

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. Treasury Obligations — continued

2.25%, 2/15/2027	1,800,000	2,008,828

0.63%, 3/31/2027	300,000	303,516

2.38%, 5/15/2027	1,900,000	2,141,359

0.38%, 7/31/2027	25,000	24,832

2.25%, 8/15/2027	2,000,000	2,243,125

2.25%, 11/15/2027	400,000	449,750

2.75%, 2/15/2028	29,000	33,740

2.88%, 5/15/2028	400,000	470,625

2.88%, 8/15/2028	55,000	64,934

3.13%, 11/15/2028	1,060,000	1,276,969

2.63%, 2/15/2029	1,746,000	2,038,455

1.63%, 8/15/2029	1,562,000	1,698,431

1.50%, 2/15/2030	404,000	435,373

0.63%, 5/15/2030	8,259,000	8,216,415

Total U.S. Treasury Obligations (Cost $237,277,186)		250,485,334

Corporate Bonds — 27.9%

Aerospace & Defense — 0.4%

Huntington Ingalls Industries, Inc.

3.48%, 12/1/2027	436,000	475,322

4.20%, 5/1/2030 (a)	120,000	137,843

L3Harris Technologies, Inc.

3.85%, 6/15/2023	573,000	622,587

3.83%, 4/27/2025	40,000	44,970

4.40%, 6/15/2028	300,000	359,113

2.90%, 12/15/2029	470,000	516,105

4.85%, 4/27/2035	109,000	142,812

5.05%, 4/27/2045	25,000	33,515

Lockheed Martin Corp.

3.10%, 1/15/2023	174,000	184,364

4.07%, 12/15/2042	33,000	41,724

		2,558,355

Banks — 2.7%

Canadian Imperial Bank of Commerce (Canada)

2.55%, 6/16/2022	300,000	311,854

(ICE LIBOR USD 3 Month + 0.79%), 2.61%, 7/22/2023 (b)	280,000	290,973

3.50%, 9/13/2023	386,000	421,545

3.10%, 4/2/2024	370,000	400,547

2.25%, 1/28/2025	742,000	787,829

Capital One NA

2.95%, 7/23/2021	200,000	204,081

2.25%, 9/13/2021	200,000	203,439

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

Comerica, Inc.

3.70%, 7/31/2023	203,000	220,147

4.00%, 2/1/2029	25,000	28,908

Discover Bank 4.20%, 8/8/2023	250,000	275,382

4.25%, 3/13/2026	636,000	721,550

3.45%, 7/27/2026	90,000	98,762

4.65%, 9/13/2028	350,000	410,809

First Republic Bank

2.50%, 6/6/2022	250,000	257,499

(SOFR + 0.62%), 1.91%, 2/12/2024 (b)	300,000	308,762

Huntington Bancshares, Inc.

2.63%, 8/6/2024	740,000	792,845

4.00%, 5/15/2025	248,000	282,707

2.55%, 2/4/2030	625,000	655,888

Huntington National Bank (The)

3.13%, 4/1/2022	334,000	347,195

2.50%, 8/7/2022	300,000	311,467

3.55%, 10/6/2023	110,000	119,997

Intesa Sanpaolo SpA (Italy) 5.25%, 1/12/2024	400,000	444,739

Kreditanstalt fuer Wiederaufbau (Germany) 2.38%, 8/25/2021	25,000	25,527

1.75%, 9/15/2021	30,000	30,474

2.63%, 1/25/2022	65,000	67,188

2.50%, 2/15/2022	50,000	51,656

2.13%, 3/7/2022 (c)	125,000	128,626

2.13%, 6/15/2022	158,000	163,375

2.38%, 12/29/2022	190,000	199,491

2.13%, 1/17/2023	200,000	209,005

1.63%, 2/15/2023	33,000	34,125

2.63%, 2/28/2024	36,000	38,950

2.50%, 11/20/2024	60,000	65,470

2.00%, 5/2/2025 (c)	183,000	196,902

2.88%, 4/3/2028	311,000	362,772

1.75%, 9/14/2029	47,000	50,976

Zero Coupon, 4/18/2036	91,000	74,720

Zero Coupon, 6/29/2037	537,000	434,975

Landesbank Baden-Wuerttemberg (Germany) 7.63%, 2/1/2023	25,000	29,171

Landwirtschaftliche Rentenbank (Germany) 2.25%, 10/1/2021	76,000	77,658

Series 36, 2.00%, 12/6/2021	100,000	102,197

3.13%, 11/14/2023	31,000	33,812

2.00%, 1/13/2025	25,000	26,736

2.38%, 6/10/2025	75,000	81,870

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

Lloyds Bank plc (United Kingdom) 2.25%, 8/14/2022	382,000	394,834

Lloyds Banking Group plc (United Kingdom) 3.75%, 1/11/2027	727,000	816,138

4.38%, 3/22/2028	794,000	939,875

4.55%, 8/16/2028	401,000	479,987

(ICE LIBOR USD 3 Month + 1.21%), 3.57%, 11/7/2028 (b)	300,000	334,928

National Bank of Canada (Canada) 2.10%, 2/1/2023	652,000	675,021

Oesterreichische Kontrollbank AG (Austria) 2.88%, 9/7/2021	97,000	99,560

2.38%, 10/1/2021	25,000	25,570

2.63%, 1/31/2022	25,000	25,834

2.88%, 3/13/2023	120,000	127,791

1.50%, 2/12/2025	150,000	157,086

Royal Bank of Canada (Canada)

2.75%, 2/1/2022	150,000	155,219

2.80%, 4/29/2022	235,000	244,504

1.95%, 1/17/2023	385,000	398,970

1.60%, 4/17/2023	120,000	123,641

3.70%, 10/5/2023	64,000	70,257

2.55%, 7/16/2024	262,000	281,622

2.25%, 11/1/2024	1,570,000	1,671,541

SVB Financial Group

3.50%, 1/29/2025	681,000	733,026

3.13%, 6/5/2030	267,000	297,696

		18,435,701

Beverages — 0.1%

Brown-Forman Corp.

3.50%, 4/15/2025	56,000	62,432

4.00%, 4/15/2038	93,000	112,333

4.50%, 7/15/2045	269,000	356,913

		531,678

Biotechnology — 0.8%

Biogen, Inc. 3.63%, 9/15/2022	62,000	65,937

4.05%, 9/15/2025 (c)	136,000	156,837

2.25%, 5/1/2030	680,000	702,233

5.20%, 9/15/2045	1,429,000	1,942,583

3.15%, 5/1/2050	400,000	405,932

Gilead Sciences, Inc.

2.50%, 9/1/2023	1,828,000	1,934,124

4.00%, 9/1/2036	38,000	47,517

		5,255,163

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Building Products — 0.1%

Allegion plc 3.50%, 10/1/2029	138,000	150,519

Lennox International, Inc.

3.00%, 11/15/2023	70,000	73,660

1.35%, 8/1/2025	350,000	353,278

		577,457

Capital Markets — 3.8%

Affiliated Managers Group, Inc.

4.25%, 2/15/2024	410,000	451,952

3.30%, 6/15/2030	108,000	115,692

Ameriprise Financial, Inc.

3.00%, 3/22/2022	636,000	661,114

4.00%, 10/15/2023	331,000	367,583

3.70%, 10/15/2024	86,000	96,744

2.88%, 9/15/2026	541,000	598,060

BGC Partners, Inc. 4.38%, 12/15/2025 (a)	685,000	691,610

BlackRock, Inc.

2.40%, 4/30/2030	1,063,000	1,162,465

1.90%, 1/28/2031	977,000	1,019,280

Brookfield Asset Management, Inc. (Canada) 4.00%, 1/15/2025	436,000	487,295

Brookfield Finance LLC (Canada) 3.45%, 4/15/2050	312,000	310,256

Brookfield Finance, Inc. (Canada)

3.90%, 1/25/2028	153,000	173,382

4.85%, 3/29/2029	70,000	83,361

4.70%, 9/20/2047	847,000	996,944

Cboe Global Markets, Inc. 3.65%, 1/12/2027	284,000	325,294

Charles Schwab Corp. (The)

2.65%, 1/25/2023	461,000	485,401

3.85%, 5/21/2025	83,000	94,708

3.20%, 1/25/2028	29,000	33,038

3.25%, 5/22/2029	1,311,000	1,512,494

4.63%, 3/22/2030 (c)	560,000	713,807

CME Group, Inc.

3.00%, 9/15/2022	170,000	179,156

3.00%, 3/15/2025	100,000	109,704

3.75%, 6/15/2028	190,000	225,507

5.30%, 9/15/2043	87,000	127,014

4.15%, 6/15/2048	524,000	689,365

Deutsche Bank AG (Germany)

4.25%, 10/14/2021	107,000	110,594

3.70%, 5/30/2024	400,000	427,699

4.10%, 1/13/2026	1,637,000	1,764,918

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	119

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Capital Markets — continued

E*TRADE Financial Corp.

2.95%, 8/24/2022	772,000	806,449

3.80%, 8/24/2027	60,000	67,200

4.50%, 6/20/2028	45,000	52,734

Eaton Vance Corp.

3.63%, 6/15/2023	145,000	155,131

3.50%, 4/6/2027	142,000	156,740

Franklin Resources, Inc.

2.80%, 9/15/2022	25,000	26,109

2.85%, 3/30/2025	94,000	102,954

Intercontinental Exchange, Inc.

2.35%, 9/15/2022	445,000	460,863

3.45%, 9/21/2023	139,000	150,780

4.00%, 10/15/2023	125,000	138,104

3.10%, 9/15/2027	164,000	182,513

3.75%, 9/21/2028	711,000	828,609

2.10%, 6/15/2030	96,000	99,893

4.25%, 9/21/2048	669,000	841,576

3.00%, 6/15/2050	128,000	134,571

Janus Capital Group, Inc. (United Kingdom) 4.88%, 8/1/2025	142,000	161,881

Lazard Group LLC

3.75%, 2/13/2025	1,109,000	1,197,599

3.63%, 3/1/2027 (c)	539,000	580,019

4.50%, 9/19/2028	280,000	323,463

4.38%, 3/11/2029	352,000	404,463

Legg Mason, Inc.

4.75%, 3/15/2026	400,000	476,175

5.63%, 1/15/2044	61,000	83,302

Nasdaq, Inc.

4.25%, 6/1/2024	423,000	472,946

3.85%, 6/30/2026	350,000	403,063

3.25%, 4/28/2050	206,000	221,496

Raymond James Financial, Inc.

3.63%, 9/15/2026	333,000	383,061

4.65%, 4/1/2030	90,000	110,045

4.95%, 7/15/2046	110,000	140,726

S&P Global, Inc.

4.00%, 6/15/2025	30,000	34,362

2.95%, 1/22/2027	384,000	428,093

2.50%, 12/1/2029	462,000	502,882

1.25%, 8/15/2030	29,000	28,667

3.25%, 12/1/2049	661,000	772,735

Stifel Financial Corp. 4.25%, 7/18/2024	325,000	358,091

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Capital Markets — continued

TD Ameritrade Holding Corp.

2.95%, 4/1/2022	445,000	461,679

3.75%, 4/1/2024	144,000	159,652

3.63%, 4/1/2025	167,000	187,853

3.30%, 4/1/2027	55,000	62,247

2.75%, 10/1/2029	100,000	111,760

		26,284,923

Chemicals — 0.4%

Air Products and Chemicals, Inc.

3.00%, 11/3/2021 (c)	92,000	94,793

3.35%, 7/31/2024	259,000	284,278

Ecolab, Inc.

2.38%, 8/10/2022	429,000	445,100

3.25%, 1/14/2023	53,000	56,224

3.25%, 12/1/2027	155,000	175,646

4.80%, 3/24/2030	57,000	72,338

5.50%, 12/8/2041	60,000	86,520

3.95%, 12/1/2047	1,002,000	1,277,188

LYB International Finance BV

5.25%, 7/15/2043	26,000	31,842

4.88%, 3/15/2044	26,000	30,923

NewMarket Corp. 4.10%, 12/15/2022	223,000	238,440

		2,793,292

Commercial Services & Supplies — 0.2%

RELX Capital, Inc. (United Kingdom) 3.50%, 3/16/2023	94,000	100,436

4.00%, 3/18/2029	44,000	51,944

3.00%, 5/22/2030	798,000	876,603

		1,028,983

Consumer Finance — 1.5%

American Express Co.

3.70%, 11/5/2021	69,000	71,542

2.75%, 5/20/2022	120,000	124,569

2.50%, 8/1/2022	202,000	209,668

2.65%, 12/2/2022	82,000	86,103

3.40%, 2/27/2023	40,000	42,799

3.70%, 8/3/2023	300,000	326,830

3.40%, 2/22/2024	329,000	360,559

3.00%, 10/30/2024	28,000	30,517

4.20%, 11/6/2025	100,000	117,039

3.13%, 5/20/2026	240,000	269,583

4.05%, 12/3/2042	1,166,000	1,478,860

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Consumer Finance — continued

American Express Credit Corp.

2.70%, 3/3/2022	95,000	98,209

3.30%, 5/3/2027	336,000	384,343

Capital One Financial Corp.

3.05%, 3/9/2022	543,000	562,612

3.50%, 6/15/2023	229,000	245,684

3.20%, 2/5/2025	270,000	294,557

3.80%, 1/31/2028	60,000	67,069

Discover Financial Services

5.20%, 4/27/2022	464,000	496,718

3.85%, 11/21/2022	744,000	793,829

3.95%, 11/6/2024	82,000	90,051

3.75%, 3/4/2025	44,000	48,054

4.50%, 1/30/2026	20,000	22,941

4.10%, 2/9/2027	274,000	305,346

Navient Solutions LLC

Zero Coupon, 10/3/2022	50,000	49,519

Synchrony Financial

2.85%, 7/25/2022	667,000	689,841

4.38%, 3/19/2024	283,000	304,813

3.70%, 8/4/2026	378,000	394,979

5.15%, 3/19/2029	1,769,000	2,026,294

		9,992,928

Containers & Packaging — 0.0% (d)

Avery Dennison Corp. 4.88%, 12/6/2028 (c)	174,000	215,566

Diversified Financial Services — 0.1%

Private Export Funding Corp. Series BB, 4.30%, 12/15/2021	27,000	28,328

Synchrony Bank 3.00%, 6/15/2022	450,000	464,948

		493,276

Diversified Telecommunication Services — 0.6%

Verizon Communications, Inc.

2.95%, 3/15/2022	249,000	259,064

2.45%, 11/1/2022	299,000	311,225

3.50%, 11/1/2024	202,000	224,538

3.38%, 2/15/2025	50,000	55,925

2.63%, 8/15/2026	85,000	93,678

4.33%, 9/21/2028	50,000	60,529

3.88%, 2/8/2029	411,000	486,292

4.02%, 12/3/2029	160,000	192,038

3.15%, 3/22/2030	278,000	314,505

7.75%, 12/1/2030 (c)	80,000	124,085

4.50%, 8/10/2033	193,000	244,518

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Diversified Telecommunication Services — continued

4.40%, 11/1/2034	137,000	171,463

4.27%, 1/15/2036	155,000	190,050

5.25%, 3/16/2037	111,000	150,421

4.81%, 3/15/2039	255,000	336,735

3.85%, 11/1/2042	280,000	333,085

5.01%, 4/15/2049	84,000	117,712

4.00%, 3/22/2050	214,000	268,373

4.67%, 3/15/2055	212,000	290,750

		4,224,986

Electric Utilities — 1.6%

AEP Texas, Inc. 3.95%, 6/1/2028	74,000	85,751

AEP Transmission Co. LLC 3.15%, 9/15/2049	100,000	107,784

American Electric Power Co., Inc.

Series F, 2.95%, 12/15/2022	188,000	197,326

Series J, 4.30%, 12/1/2028	56,000	66,096

3.25%, 3/1/2050	30,000	31,414

Avangrid, Inc.

3.15%, 12/1/2024	279,000	305,353

3.20%, 4/15/2025	52,000	57,430

3.80%, 6/1/2029	175,000	204,224

Enel Americas SA (Chile) 4.00%, 10/25/2026 (c)	286,000	313,692

Enel Chile SA (Chile) 4.88%, 6/12/2028	401,000	482,913

FirstEnergy Corp.

Series B, 4.25%, 3/15/2023	445,000	473,084

Series A, 1.60%, 1/15/2026	36,000	35,900

Gulf Power Co. Series A, 3.30%, 5/30/2027	291,000	328,339

Hydro-Quebec (Canada)

Series IO, 8.05%, 7/7/2024	35,000	44,523

8.50%, 12/1/2029	50,000	80,223

Iberdrola International BV (Spain)

5.81%, 3/15/2025	30,000	35,751

6.75%, 7/15/2036	178,000	254,253

Indiana Michigan Power Co. 6.05%, 3/15/2037	240,000	337,802

Series K, 4.55%, 3/15/2046	150,000	191,612

Interstate Power and Light Co. 6.25%, 7/15/2039	202,000	291,530

NextEra Energy Capital Holdings, Inc.

2.40%, 9/1/2021	172,000	175,592

3.20%, 2/25/2022	148,000	154,147

2.90%, 4/1/2022	124,000	128,840

3.30%, 8/15/2022	120,000	126,541

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	121

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Electric Utilities — continued

2.80%, 1/15/2023	378,000	397,602

3.15%, 4/1/2024	300,000	325,754

3.25%, 4/1/2026	610,000	686,682

3.55%, 5/1/2027	156,000	178,826

3.50%, 4/1/2029	150,000	171,921

2.75%, 11/1/2029	1,226,000	1,341,479

Ohio Power Co.

Series P, 2.60%, 4/1/2030	83,000	90,893

4.15%, 4/1/2048	25,000	31,125

Oklahoma Gas & Electric Co.

3.30%, 3/15/2030	420,000	472,621

Southwestern Electric Power Co.

6.20%, 3/15/2040	39,000	53,067

Series J, 3.90%, 4/1/2045	65,000	73,284

Union Electric Co. 3.90%, 9/15/2042	908,000	1,085,856

Xcel Energy, Inc.

2.60%, 12/1/2029	1,402,000	1,517,571

3.50%, 12/1/2049	50,000	56,817

		10,993,618

Electrical Equipment — 0.0% (d)

Legrand France SA (France) 8.50%, 2/15/2025	154,000	204,555

Electronic Equipment, Instruments & Components — 0.2%

Allegion US Holding Co., Inc.

3.20%, 10/1/2024	214,000	227,217

3.55%, 10/1/2027	126,000	136,655

Amphenol Corp.

3.20%, 4/1/2024	56,000	60,399

2.05%, 3/1/2025	570,000	600,276

2.80%, 2/15/2030	127,000	139,754

		1,164,301

Energy Equipment & Services — 0.0% (d)

Helmerich & Payne, Inc.

4.65%, 3/15/2025	176,000	193,546

4.65%, 3/15/2025 (a)	30,000	32,991

		226,537

Entertainment — 0.4%

Activision Blizzard, Inc.

2.30%, 9/15/2021	87,000	88,633

2.60%, 6/15/2022	222,000	230,764

3.40%, 9/15/2026	310,000	354,545

3.40%, 6/15/2027	200,000	225,451

4.50%, 6/15/2047	221,000	285,219

2.50%, 9/15/2050	288,000	270,187

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Entertainment — continued

Electronic Arts, Inc. 4.80%, 3/1/2026	787,000	935,289

		2,390,088

Equity Real Estate Investment Trusts (REITs) — 0.2%

American Tower Corp.

4.70%, 3/15/2022	150,000	159,574

3.50%, 1/31/2023	79,000	84,502

3.38%, 5/15/2024	336,000	366,636

1.30%, 9/15/2025	70,000	71,110

3.13%, 1/15/2027	288,000	317,197

3.80%, 8/15/2029	36,000	41,669

		1,040,688

Food & Staples Retailing — 0.6%

Ahold Finance USA LLC (Netherlands) 6.88%, 5/1/2029	94,000	132,403

Koninklijke Ahold Delhaize NV (Netherlands) 5.70%, 10/1/2040	491,000	689,863

Sysco Corp.

2.60%, 6/12/2022	53,000	54,797

3.55%, 3/15/2025	155,000	169,082

5.65%, 4/1/2025	25,000	29,577

3.75%, 10/1/2025	298,000	328,803

3.30%, 7/15/2026	317,000	343,994

3.25%, 7/15/2027	614,000	660,826

2.40%, 2/15/2030	265,000	265,826

5.38%, 9/21/2035	316,000	389,325

6.60%, 4/1/2040	328,000	436,256

4.85%, 10/1/2045	125,000	139,401

4.50%, 4/1/2046	25,000	26,628

4.45%, 3/15/2048	50,000	54,242

3.30%, 2/15/2050	446,000	413,010

6.60%, 4/1/2050	59,000	81,201

		4,215,234

Food Products — 0.1%

Flowers Foods, Inc.

4.38%, 4/1/2022	36,000	37,360

3.50%, 10/1/2026	101,000	108,869

Hormel Foods Corp. 1.80%, 6/11/2030	374,000	387,505

		533,734

Gas Utilities — 0.2%

Dominion Energy Gas Holdings LLC

3.55%, 11/1/2023	48,000	51,985

3.60%, 12/15/2024	25,000	27,769

Series B, 3.00%, 11/15/2029	72,000	79,675

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Gas Utilities — continued

National Fuel Gas Co.

3.75%, 3/1/2023	244,000	252,823

5.20%, 7/15/2025	50,000	55,348

5.50%, 1/15/2026	622,000	681,807

3.95%, 9/15/2027	350,000	356,096

		1,505,503

Health Care Equipment & Supplies — 0.4%

Baxter International, Inc.

1.70%, 8/15/2021	26,000	26,316

2.60%, 8/15/2026	360,000	394,809

3.50%, 8/15/2046	120,000	136,189

Danaher Corp. 3.35%, 9/15/2025	50,000	55,882

DH Europe Finance II SARL

2.05%, 11/15/2022	142,000	146,644

2.20%, 11/15/2024	25,000	26,474

2.60%, 11/15/2029	267,000	290,785

Edwards Lifesciences Corp. 4.30%, 6/15/2028	495,000	596,911

Koninklijke Philips NV (Netherlands)

6.88%, 3/11/2038	263,000	399,209

5.00%, 3/15/2042	682,000	893,580

		2,966,799

Health Care Providers & Services — 0.2%

AmerisourceBergen Corp.

3.40%, 5/15/2024	500,000	543,552

3.25%, 3/1/2025	55,000	60,525

3.45%, 12/15/2027	429,000	490,601

4.25%, 3/1/2045	76,000	86,767

4.30%, 12/15/2047	175,000	204,174

		1,385,619

Hotels, Restaurants & Leisure — 0.1%

Choice Hotels International, Inc.

3.70%, 12/1/2029	315,000	329,583

3.70%, 1/15/2031	292,000	308,005

		637,588

Household Durables — 0.1%

Harman International Industries, Inc. 4.15%, 5/15/2025	100,000	110,963
NVR, Inc.

3.95%, 9/15/2022	230,000	242,964

3.00%, 5/15/2030	147,000	159,535

		513,462

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Household Products — 0.3%

Church & Dwight Co., Inc.

2.45%, 8/1/2022	109,000	112,646

2.88%, 10/1/2022 (c)	102,000	106,819

3.15%, 8/1/2027	312,000	343,764

3.95%, 8/1/2047	240,000	285,591

Clorox Co. (The)

3.80%, 11/15/2021	36,000	37,448

3.05%, 9/15/2022	234,000	244,997

3.50%, 12/15/2024	685,000	762,754

3.90%, 5/15/2028	42,000	49,756

		1,943,775

Independent Power and Renewable Electricity Producers — 0.0% (d)

Enel Generacion Chile SA (Chile) 4.25%, 4/15/2024	224,000	245,943

Industrial Conglomerates — 0.1%

Carlisle Cos., Inc.

3.75%, 11/15/2022	217,000	227,400

3.50%, 12/1/2024	100,000	109,006

3.75%, 12/1/2027	298,000	337,096

2.75%, 3/1/2030	179,000	189,851

Pentair Finance SARL 4.50%, 7/1/2029	129,000	145,224

		1,008,577

Interactive Media & Services — 0.2%

Alphabet, Inc. 3.38%, 2/25/2024	422,000	465,580

2.00%, 8/15/2026	1,130,000	1,214,205

		1,679,785

Internet & Direct Marketing Retail — 0.7%

Alibaba Group Holding Ltd. (China)

2.80%, 6/6/2023	200,000	211,529

4.50%, 11/28/2034	200,000	252,791

4.00%, 12/6/2037	835,000	990,805

4.40%, 12/6/2057	1,600,000	2,172,949

Booking Holdings, Inc.

2.75%, 3/15/2023	385,000	405,445

3.65%, 3/15/2025	126,000	139,984

4.10%, 4/13/2025	26,000	29,544

3.60%, 6/1/2026	59,000	66,252

3.55%, 3/15/2028	110,000	122,640

4.63%, 4/13/2030	70,000	84,617

JD.com, Inc. (China) 4.13%, 1/14/2050	450,000	508,905

		4,985,461

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	123

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

IT Services — 0.4%

Broadridge Financial Solutions, Inc. 3.40%, 6/27/2026	336,000	377,367

2.90%, 12/1/2029	126,000	137,418

Mastercard, Inc.

2.00%, 11/21/2021	100,000	101,990

3.38%, 4/1/2024	86,000	95,071

2.00%, 3/3/2025	350,000	373,622

2.95%, 11/21/2026	75,000	84,808

3.50%, 2/26/2028	110,000	128,485

2.95%, 6/1/2029	153,000	173,155

3.35%, 3/26/2030	126,000	148,061

3.80%, 11/21/2046	702,000	863,273

3.95%, 2/26/2048	180,000	227,908

3.65%, 6/1/2049	48,000	58,427

		2,769,585

Leisure Products — 0.2%

Hasbro, Inc.

3.00%, 11/19/2024	26,000	27,438

3.55%, 11/19/2026	141,000	148,590

3.50%, 9/15/2027	188,000	193,908

3.90%, 11/19/2029	30,000	31,479

6.35%, 3/15/2040	585,000	690,768

		1,092,183

Life Sciences Tools & Services — 0.1%

Agilent Technologies, Inc.

3.20%, 10/1/2022	178,000	186,790

3.88%, 7/15/2023	309,000	335,401

3.05%, 9/22/2026	40,000	44,240

2.75%, 9/15/2029	260,000	281,631

		848,062

Machinery — 0.1%

IDEX Corp.

4.20%, 12/15/2021	50,000	51,711

3.00%, 5/1/2030	295,000	323,154

Oshkosh Corp.

3.10%, 3/1/2030	125,000	132,064

		506,929

Metals & Mining — 2.3%

Barrick Gold Corp. (Canada)

6.45%, 10/15/2035	95,000	129,709

5.25%, 4/1/2042	127,000	174,116

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Metals & Mining — continued

Barrick North America Finance LLC (Canada)

5.70%, 5/30/2041	192,000	270,637

5.75%, 5/1/2043	971,000	1,411,474

Barrick PD Australia Finance Pty. Ltd. (Canada) 5.95%, 10/15/2039	97,000	138,586

Kinross Gold Corp. (Canada)

5.13%, 9/1/2021	205,000	211,668

5.95%, 3/15/2024	75,000	85,861

4.50%, 7/15/2027	330,000	376,683

Newmont Corp.

3.50%, 3/15/2022	372,000	386,034

3.70%, 3/15/2023	302,000	320,430

2.80%, 10/1/2029	338,000	366,887

2.25%, 10/1/2030	579,000	605,124

5.88%, 4/1/2035	314,000	451,711

6.25%, 10/1/2039	101,000	149,593

4.88%, 3/15/2042	233,000	321,182

5.45%, 6/9/2044	400,000	563,651

Reliance Steel & Aluminum Co. 4.50%, 4/15/2023	168,000	181,107

Rio Tinto Alcan, Inc. (Canada)

7.25%, 3/15/2031	476,000	704,297

6.13%, 12/15/2033	90,000	131,560

5.75%, 6/1/2035	71,000	103,730

Rio Tinto Finance USA Ltd. (Australia) 5.20%, 11/2/2040	480,000	684,910

Rio Tinto Finance USA plc (Australia)

4.75%, 3/22/2042	61,000	83,178

4.13%, 8/21/2042	1,370,000	1,755,328

Southern Copper Corp. (Peru)

3.88%, 4/23/2025	527,000	583,353

5.25%, 11/8/2042	228,000	292,042

5.88%, 4/23/2045	1,214,000	1,686,945

Vale Overseas Ltd. (Brazil)

6.25%, 8/10/2026	554,000	660,520

6.88%, 11/21/2036	125,000	165,861

6.88%, 11/10/2039	263,000	354,594

Vale SA (Brazil) 5.63%, 9/11/2042	2,066,000	2,474,534

		15,825,305

Multiline Retail — 0.2%

Dollar General Corp. 3.25%, 4/15/2023	427,000	453,422

4.15%, 11/1/2025	259,000	299,433

3.88%, 4/15/2027	120,000	138,501

4.13%, 5/1/2028	230,000	271,451

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Multiline Retail — continued

3.50%, 4/3/2030	325,000	372,147

4.13%, 4/3/2050	75,000	90,603

		1,625,557

Multi-Utilities — 0.3%

Ameren Corp.

2.50%, 9/15/2024	349,000	372,806

3.50%, 1/15/2031	61,000	70,139

Dominion Energy, Inc.

Series C, 2.00%, 8/15/2021	26,000	26,359

Series B, 2.75%, 9/15/2022	300,000	311,093

3.90%, 10/1/2025	25,000	28,567

Series D, 2.85%, 8/15/2026	55,000	60,550

4.25%, 6/1/2028	25,000	29,469

Series C, 3.38%, 4/1/2030	267,000	303,870

Series E, 6.30%, 3/15/2033	127,000	172,213

Series F, 5.25%, 8/1/2033	25,000	31,656

Series B, 5.95%, 6/15/2035	50,000	68,695

Series C, 4.90%, 8/1/2041	94,000	121,180

Series A, 4.60%, 3/15/2049	127,000	169,951

		1,766,548

Oil, Gas & Consumable Fuels — 3.2%

Burlington Resources LLC

7.20%, 8/15/2031	39,000	56,329

7.40%, 12/1/2031	60,000	88,543

5.95%, 10/15/2036	376,000	525,130

CNOOC Petroleum North America ULC (China)

7.88%, 3/15/2032	135,000	210,576

5.88%, 3/10/2035	29,000	41,798

6.40%, 5/15/2037	122,000	179,306

7.50%, 7/30/2039	40,000	67,215

Conoco Funding Co. 7.25%, 10/15/2031	151,000	225,829

ConocoPhillips

5.90%, 10/15/2032	123,000	171,199

6.50%, 2/1/2039	50,000	75,545

ConocoPhillips Co.

2.40%, 12/15/2022	435,000	452,264

3.35%, 11/15/2024	197,000	217,747

4.95%, 3/15/2026	300,000	360,770

6.95%, 4/15/2029	132,000	184,821

4.30%, 11/15/2044	947,000	1,196,480

5.95%, 3/15/2046	33,000	49,974

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oil, Gas & Consumable Fuels — continued

Ecopetrol SA (Colombia)

4.13%, 1/16/2025	119,000	125,902

7.38%, 9/18/2043	114,000	148,300

5.88%, 5/28/2045	87,000	98,738

Eni USA, Inc. (Italy) 7.30%, 11/15/2027	160,000	202,516

EOG Resources, Inc.

2.63%, 3/15/2023	39,000	40,997

4.15%, 1/15/2026	600,000	695,224

4.38%, 4/15/2030 (c)	700,000	839,634

3.90%, 4/1/2035	25,000	29,308

4.95%, 4/15/2050	162,000	207,182

Equinor ASA (Norway)

3.15%, 1/23/2022	60,000	62,318

2.45%, 1/17/2023	63,000	66,027

2.65%, 1/15/2024	154,000	164,726

3.70%, 3/1/2024	40,000	44,525

3.63%, 9/10/2028 (c)	40,000	46,857

3.95%, 5/15/2043	39,000	45,732

3.25%, 11/18/2049	74,000	79,691

3.70%, 4/6/2050	58,000	67,400

HollyFrontier Corp. 5.88%, 4/1/2026	785,000	862,826

Magellan Midstream Partners LP

5.00%, 3/1/2026	650,000	760,109

3.25%, 6/1/2030	25,000	27,003

5.15%, 10/15/2043	26,000	30,411

4.25%, 9/15/2046	100,000	107,343

4.20%, 10/3/2047	50,000	53,403

3.95%, 3/1/2050	1,000,000	1,053,959
Petroleos Mexicanos (Mexico) 6.95%, 1/28/2060 (a)	21,000	17,523

Phillips

66 4.30%, 4/1/2022	879,000	931,360

3.70%, 4/6/2023	200,000	215,280

3.90%, 3/15/2028 (c)	1,142,000	1,298,277

2.15%, 12/15/2030	572,000	562,372

4.65%, 11/15/2034	465,000	570,312

5.88%, 5/1/2042	162,000	217,496

4.88%, 11/15/2044	240,000	291,393
Pioneer Natural Resources Co. 4.45%, 1/15/2026	368,000	427,930

Suncor Energy, Inc. (Canada)

5.95%, 5/15/2035	850,000	1,057,536
4.00%, 11/15/2047	2,211,000	2,391,074
Tosco Corp. 8.13%, 2/15/2030	26,000	38,335

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	125

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Valero Energy Corp.

2.70%, 4/15/2023	333,000	347,711

3.65%, 3/15/2025 (c)	519,000	570,910

2.85%, 4/15/2025	150,000	160,456

3.40%, 9/15/2026	905,000	996,753

4.35%, 6/1/2028	224,000	256,250

4.00%, 4/1/2029	191,000	214,823

7.50%, 4/15/2032	147,000	210,396

6.63%, 6/15/2037	210,000	282,887

4.90%, 3/15/2045	136,000	161,314

Valero Energy Partners LP

4.38%, 12/15/2026	287,000	330,171

4.50%, 3/15/2028	302,000	346,649

		21,860,865

Personal Products — 0.1%

Estee Lauder Cos., Inc. (The)

2.00%, 12/1/2024	50,000	52,948

3.15%, 3/15/2027	160,000	181,041

2.38%, 12/1/2029	27,000	29,009

2.60%, 4/15/2030	43,000	47,131

6.00%, 5/15/2037	130,000	189,755

4.38%, 6/15/2045	191,000	246,216

4.15%, 3/15/2047 (c)	125,000	159,062

3.13%, 12/1/2049	81,000	90,765

		995,927

Pharmaceuticals — 1.2%

Bristol-Myers Squibb Co.

3.40%, 7/26/2029	25,000	29,187

4.13%, 6/15/2039	212,000	272,189

3.25%, 8/1/2042	401,000	471,681

4.55%, 2/20/2048	34,000	46,776

4.25%, 10/26/2049	621,000	830,165

Johnson & Johnson

2.25%, 3/3/2022	83,000	85,370

2.05%, 3/1/2023	44,000	45,763

2.63%, 1/15/2025	108,000	117,647

0.55%, 9/1/2025	36,000	36,099

2.45%, 3/1/2026	29,000	31,834

2.90%, 1/15/2028	220,000	249,164

6.95%, 9/1/2029	50,000	73,450

4.38%, 12/5/2033	227,000	297,592

3.55%, 3/1/2036	192,000	230,066

3.63%, 3/3/2037	170,000	207,893

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pharmaceuticals — continued

5.95%, 8/15/2037	25,000	38,549

3.40%, 1/15/2038	286,000	338,801

4.50%, 9/1/2040	73,000	99,026

4.50%, 12/5/2043	25,000	34,541

3.70%, 3/1/2046	699,000	871,627

3.75%, 3/3/2047	87,000	108,971

3.50%, 1/15/2048	796,000	983,064

Zoetis, Inc.

3.25%, 8/20/2021	43,000	44,184

3.25%, 2/1/2023	522,000	553,243

4.50%, 11/13/2025	45,000	53,010

3.00%, 9/12/2027 (c)	625,000	695,634

3.90%, 8/20/2028	497,000	589,951

2.00%, 5/15/2030	25,000	26,015

4.70%, 2/1/2043	219,000	289,167

3.95%, 9/12/2047	154,000	190,132

4.45%, 8/20/2048	135,000	177,664

3.00%, 5/15/2050	173,000	186,702

		8,305,157

Professional Services — 0.6%

Thomson Reuters Corp. (Canada)

4.30%, 11/23/2023	139,000	152,723

3.35%, 5/15/2026	600,000	665,854

5.50%, 8/15/2035	100,000	129,626

5.85%, 4/15/2040	25,000	33,437

5.65%, 11/23/2043	1,343,000	1,770,807

Verisk Analytics, Inc.

4.13%, 9/12/2022	100,000	106,569

4.00%, 6/15/2025	325,000	372,079

3.63%, 5/15/2050	562,000	644,800

		3,875,895

Semiconductors & Semiconductor Equipment — 1.0%

Maxim Integrated Products, Inc.

3.38%, 3/15/2023	98,000	104,009

3.45%, 6/15/2027	160,000	177,099

Micron Technology, Inc.

2.50%, 4/24/2023	544,000	567,596

4.64%, 2/6/2024	421,000	468,766

4.98%, 2/6/2026	398,000	464,094

4.19%, 2/15/2027	125,000	143,473

5.33%, 2/6/2029	100,000	119,973

4.66%, 2/15/2030	210,000	244,683

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Semiconductors & Semiconductor Equipment — continued

NVIDIA Corp.

3.20%, 9/16/2026	175,000	197,854

2.85%, 4/1/2030	559,000	621,475

3.50%, 4/1/2040	209,000	240,782

3.50%, 4/1/2050	257,000	291,736

3.70%, 4/1/2060	1,170,000	1,367,956

Texas Instruments, Inc.

1.85%, 5/15/2022	25,000	25,622

2.25%, 5/1/2023	65,000	68,048

2.63%, 5/15/2024	40,000	43,000

2.90%, 11/3/2027	230,000	258,617

2.25%, 9/4/2029	50,000	53,752

1.75%, 5/4/2030	62,000	63,965

3.88%, 3/15/2039	754,000	947,038

4.15%, 5/15/2048	469,000	617,952

		7,087,490

Software — 0.3%

Cadence Design Systems, Inc. 4.38%, 10/15/2024	194,000	218,558

Citrix Systems, Inc.

4.50%, 12/1/2027	385,000	442,756

3.30%, 3/1/2030	208,000	221,803

Intuit, Inc.

0.65%, 7/15/2023	757,000	763,268

1.35%, 7/15/2027	324,000	331,216

		1,977,601

Specialty Retail — 0.6%

Best Buy Co., Inc. 4.45%, 10/1/2028	602,000	711,674

Ross Stores, Inc.

4.60%, 4/15/2025	25,000	28,853

4.70%, 4/15/2027	535,000	628,488

4.80%, 4/15/2030	120,000	144,753

5.45%, 4/15/2050	314,000	404,952

TJX Cos., Inc. (The)

2.50%, 5/15/2023	645,000	675,615

2.25%, 9/15/2026	440,000	469,993

3.75%, 4/15/2027	100,000	115,135

3.88%, 4/15/2030	447,000	531,693

4.50%, 4/15/2050	311,000	396,408

		4,107,564

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Technology Hardware, Storage & Peripherals — 0.3%

Seagate HDD Cayman

4.75%, 6/1/2023	97,000	104,602

4.88%, 3/1/2024	1,050,000	1,150,198

4.75%, 1/1/2025	107,000	116,546

4.88%, 6/1/2027	182,000	203,158

5.75%, 12/1/2034	378,000	430,217

		2,004,721

Textiles, Apparel & Luxury Goods — 0.2%

NIKE, Inc.

2.25%, 5/1/2023	72,000	75,140

2.40%, 3/27/2025	44,000	47,450

2.38%, 11/1/2026	125,000	136,407

2.85%, 3/27/2030	25,000	27,929

3.63%, 5/1/2043	306,000	361,353

3.88%, 11/1/2045	80,000	97,119

3.38%, 11/1/2046	566,000	642,139

3.38%, 3/27/2050	100,000	114,925

		1,502,462

Trading Companies & Distributors — 0.2%

WW Grainger, Inc. 1.85%, 2/15/2025	400,000	419,800

4.60%, 6/15/2045	499,000	644,104

		1,063,904

Wireless Telecommunication Services — 0.5%

T-Mobile USA, Inc.

3.88%, 4/15/2030 (a)	1,338,000	1,533,130

4.38%, 4/15/2040 (a)	770,000	926,811

4.50%, 4/15/2050 (a)	1,000,000	1,221,272

		3,681,213

Total Corporate Bonds (Cost $182,683,722)		190,930,543

Mortgage-Backed Securities — 26.6%

FHLMC Gold Pools, 15 Year

Pool # G14541, 2.50%, 8/1/2022	14,063	14,719

Pool # J10548, 4.00%, 8/1/2024	45,269	48,109

Pool # J15449, 4.00%, 5/1/2026	167,114	177,798

Pool # G14781, 3.50%, 3/1/2027	95,378	100,968

Pool # G15201, 4.00%, 5/1/2027	41,319	43,911

Pool # J20129, 2.50%, 8/1/2027	145,378	152,561

Pool # G15438, 4.00%, 9/1/2027	30,310	32,238

Pool # G15602, 2.50%, 11/1/2027	105,564	111,032

Pool # E09028, 2.00%, 3/1/2028	156,032	162,398

Pool # J23362, 2.00%, 4/1/2028	151,399	157,575

Pool # G18466, 2.00%, 5/1/2028	22,601	23,523

Pool # G18465, 2.50%, 5/1/2028	43,609	45,806

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	127

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # G16762, 3.50%, 12/1/2028	42,151	44,569

Pool # G15601, 2.50%, 1/1/2029	93,816	98,883

Pool # G14957, 3.50%, 1/1/2029	197,831	211,048

Pool # G15093, 3.00%, 4/1/2029	238,408	252,164

Pool # G16570, 4.00%, 7/1/2029	29,522	31,374

Pool # G18540, 2.50%, 2/1/2030	59,833	62,991

Pool # G18556, 2.50%, 6/1/2030	71,650	75,432

Pool # V60840, 3.00%, 6/1/2030	17,702	18,847

Pool # G16622, 3.00%, 11/1/2030	72,073	75,992

Pool # G16019, 3.50%, 12/1/2030	37,158	39,336

Pool # J33545, 3.00%, 1/1/2031	181,507	193,853

Pool # G16044, 2.50%, 1/1/2032	188,642	198,500

Pool # J36524, 3.00%, 3/1/2032	212,406	223,753

Pool # J36660, 3.00%, 3/1/2032	129,890	138,680

Pool # J38270, 2.50%, 1/1/2033	648,495	681,581

Pool # G16568, 2.50%, 4/1/2033	273,098	287,031

Pool # G18706, 3.00%, 9/1/2033	24,040	25,258

Pool # G18736, 3.00%, 6/1/2034	70,315	73,730

FHLMC Gold Pools, 20 Year

Pool # K90941, 3.50%, 8/1/2033	32,858	35,542

FHLMC Gold Pools, 30 Year

Pool # V81680, 4.50%, 12/1/2034	130,738	147,060

Pool # A30892, 5.00%, 1/1/2035	145,019	167,565

Pool # A39210, 5.50%, 10/1/2035	43,506	51,251

Pool # V83754, 5.50%, 1/1/2036	59,096	69,222

Pool # A82255, 5.50%, 9/1/2036	124,596	145,944

Pool # G03381, 5.50%, 9/1/2037	39,677	46,580

Pool # A89760, 4.50%, 12/1/2039	44,282	49,809

Pool # A92197, 5.00%, 5/1/2040	116,494	132,999

Pool # G06856, 6.00%, 5/1/2040	7,069	8,400

Pool # A93359, 4.00%, 8/1/2040	20,177	22,245

Pool # G06222, 4.00%, 1/1/2041	468,167	516,178

Pool # G07794, 5.50%, 6/1/2041	18,319	21,437

Pool # Q03514, 4.50%, 9/1/2041	125,242	140,695

Pool # Q03516, 4.50%, 9/1/2041	47,044	52,848

Pool # Q04088, 3.50%, 10/1/2041	50,088	54,401

Pool # Q04688, 4.00%, 11/1/2041	6,201	6,851

Pool # G08477, 3.50%, 2/1/2042	18,220	19,789

Pool # Q06771, 3.00%, 3/1/2042	69,656	74,771

Pool # C03858, 3.50%, 4/1/2042	153,352	167,210

Pool # Q08646, 3.50%, 6/1/2042	47,015	51,054

Pool # G60737, 4.50%, 8/1/2042	191,475	214,838

Pool # Q11220, 3.50%, 9/1/2042	185,916	201,885

Pool # Q13477, 3.00%, 12/1/2042	204,604	219,629

Pool # Q14321, 3.00%, 12/1/2042	56,154	60,278

Pool # C04420, 3.00%, 1/1/2043	293,902	315,495

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # Q14694, 3.00%, 1/1/2043	2,069,881	2,264,188

Pool # G61723, 3.50%, 1/1/2043	107,378	120,798

Pool # Q15020, 4.00%, 1/1/2043	45,220	49,967

Pool # C09031, 2.50%, 2/1/2043	182,735	195,333

Pool # C09029, 3.00%, 3/1/2043	321,650	345,269

Pool # Q17370, 3.00%, 4/1/2043	226,247	248,832

Pool # V80026, 3.00%, 4/1/2043	88,934	95,419

Pool # Q17374, 4.00%, 4/1/2043	134,216	153,319

Pool # Q20542, 3.00%, 7/1/2043	77,758	83,428

Pool # C09044, 3.50%, 7/1/2043	34,492	37,360

Pool # G62033, 4.00%, 11/1/2043	244,273	271,350

Pool # G08599, 3.50%, 8/1/2044	94,913	102,017

Pool # Q27903, 4.00%, 8/1/2044	156,649	171,412

Pool # Z40090, 4.50%, 9/1/2044	63,073	70,348

Pool # G60183, 4.00%, 12/1/2044	58,033	64,470

Pool # G61769, 4.50%, 12/1/2044	125,148	140,417

Pool # Q30868, 3.50%, 1/1/2045	89,864	96,590

Pool # G61617, 4.50%, 1/1/2045	37,371	42,368

Pool # Q33006, 3.50%, 4/1/2045	49,343	52,902

Pool # V81760, 4.00%, 5/1/2045	38,236	41,781

Pool # Q34508, 3.50%, 6/1/2045	940,873	1,008,650

Pool # G08651, 4.00%, 6/1/2045	237,846	259,898

Pool # Q33685, 4.00%, 6/1/2045	63,955	69,881

Pool # G08653, 3.00%, 7/1/2045	115,891	123,094

Pool # Q35223, 4.00%, 8/1/2045	24,607	26,588

Pool # G08669, 4.00%, 9/1/2045	399,409	436,424

Pool # G60480, 4.50%, 11/1/2045	155,317	173,244

Pool # G08697, 3.00%, 3/1/2046	960,668	1,015,796

Pool # Q39432, 3.50%, 3/1/2046	775,691	843,694

Pool # G60506, 3.50%, 4/1/2046	80,959	88,174

Pool # Q39844, 3.50%, 4/1/2046	303,232	323,983

Pool # G08703, 4.00%, 4/1/2046	172,994	186,754

Pool # G61260, 4.50%, 4/1/2046	45,873	51,276

Pool # G08706, 3.50%, 5/1/2046	573,731	608,975

Pool # G08710, 3.00%, 6/1/2046	84,522	89,372

Pool # Q41024, 3.00%, 6/1/2046	18,215	19,675

Pool # Q42045, 3.50%, 7/1/2046	50,195	54,063

Pool # G08724, 2.50%, 9/1/2046	28,439	30,107

Pool # G61070, 3.00%, 9/1/2046	746,988	801,392

Pool # G61730, 3.00%, 9/1/2046	254,265	272,783

Pool # Q42921, 3.50%, 9/1/2046	172,415	185,701

Pool # G61235, 4.50%, 9/1/2046	51,043	57,308

Pool # Q44608, 4.00%, 10/1/2046	131,400	141,843

Pool # Q43892, 4.50%, 10/1/2046	132,954	151,748

Pool # G08736, 2.50%, 12/1/2046	24,766	26,219

Pool # G08747, 3.00%, 2/1/2047	363,800	384,677

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # G61623, 3.00%, 4/1/2047	54,507	57,890

Pool # G60985, 3.00%, 5/1/2047	151,982	164,156

Pool # G60996, 3.50%, 5/1/2047	15,330	16,674

Pool # Q47884, 4.00%, 5/1/2047	50,876	54,550

Pool # V83233, 4.00%, 6/1/2047	231,038	251,733

Pool # Q49796, 3.50%, 8/1/2047	217,431	237,140

Pool # G08775, 4.00%, 8/1/2047	97,343	104,372

Pool # Q51268, 3.50%, 10/1/2047	125,243	132,442

Pool # G08791, 3.00%, 12/1/2047	361,979	381,400

Pool # G61681, 3.00%, 12/1/2047	18,720	19,724

Pool # Q52866, 3.00%, 12/1/2047	30,239	32,837

Pool # G08793, 4.00%, 12/1/2047	89,264	95,709

Pool # G08795, 3.00%, 1/1/2048	563,798	594,046

Pool # Q53670, 3.50%, 1/1/2048	217,083	229,562

Pool # Q53751, 3.50%, 1/1/2048	254,099	268,706

Pool # Q53872, 4.00%, 1/1/2048	127,701	138,879

Pool # G08799, 3.00%, 2/1/2048	703,176	740,902

Pool # G08800, 3.50%, 2/1/2048	14,704	15,550

Pool # G08812, 3.00%, 4/1/2048	27,171	28,618

Pool # Q55484, 3.50%, 4/1/2048	811,663	857,690

Pool # G61866, 4.00%, 6/1/2048	53,852	59,238

Pool # G08829, 3.00%, 7/1/2048	97,996	103,215

Pool # Q57420, 4.50%, 7/1/2048	83,530	90,688

Pool # Q58587, 3.50%, 9/1/2048	16,037	16,947

Pool # G08837, 4.50%, 9/1/2048	13,704	14,819

Pool # G61607, 4.50%, 9/1/2048	236,229	262,028

Pool # G08855, 3.00%, 10/1/2048	117,249	123,494

Pool # G08841, 3.50%, 10/1/2048	47,845	50,558

Pool # G08842, 4.00%, 10/1/2048	49,933	53,173

Pool # G61737, 3.50%, 11/1/2048	458,281	496,309

Pool # V84897, 4.00%, 11/1/2048	91,805	98,181

Pool # G61885, 4.50%, 11/1/2048	77,687	84,009

Pool # Q59805, 4.50%, 11/1/2048	158,628	171,537

Pool # G08853, 4.50%, 12/1/2048	49,266	53,275

Pool # Q62234, 4.50%, 12/1/2048	266,956	290,876

Pool # G67718, 4.00%, 1/1/2049	25,579	27,713

Pool # G08862, 4.00%, 2/1/2049	78,012	83,075

Pool # Q61487, 4.00%, 2/1/2049	77,200	83,386

Pool # G08875, 3.00%, 3/1/2049	79,394	83,623

Pool # V85252, 3.50%, 3/1/2049	196,727	209,028

Pool # Q62004, 4.00%, 3/1/2049	87,831	95,246

Pool # Q63195, 3.00%, 4/1/2049	123,407	130,078

Pool # Q63081, 3.50%, 4/1/2049	481,509	509,390

Pool # G08874, 5.00%, 4/1/2049	31,868	35,044

Pool # Q63756, 3.00%, 5/1/2049	178,705	191,671

Pool # G08876, 3.50%, 5/1/2049	157,810	166,104

Pool # G08887, 3.00%, 6/1/2049	115,729	121,784

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

FHLMC UMBS, 15 Year

Pool # ZS8368, 4.50%, 3/1/2024	418	435

Pool # ZS5890, 4.00%, 7/1/2024	289,994	308,177

Pool # ZK2080, 4.00%, 1/1/2025	105,895	112,535

Pool # ZA2587, 4.00%, 9/1/2025	22,915	24,385

Pool # ZK2723, 3.50%, 11/1/2025	39,696	42,059

Pool # ZK3540, 3.00%, 9/1/2026	166,575	175,181

Pool # ZS8460, 3.00%, 4/1/2027	38,692	40,702

Pool # SB0031, 3.50%, 10/1/2027	73,513	77,889

Pool # ZS7751, 3.00%, 1/1/2029	229,003	242,103

Pool # SB0071, 2.50%, 5/1/2030	60,028	62,984

Pool # ZS7331, 3.00%, 12/1/2030	45,230	48,150

Pool # ZS7938, 2.50%, 1/1/2033	126,637	134,615

Pool # SB0256, 4.00%, 11/1/2033	254,751	270,725

Pool # SB0077, 3.50%, 10/1/2034	157,656	166,385

Pool # QN1148, 2.50%, 12/1/2034	115,659	122,452

Pool # SB8031, 2.50%, 2/1/2035	397,649	416,865

Pool # QN2407, 2.00%, 6/1/2035	234,789	244,433

Pool # SB8500, 2.50%, 7/1/2035	599,643	638,525

FHLMC UMBS, 20 Year

Pool # ZA2277, 3.00%, 9/1/2032	139,267	147,788

Pool # ZJ9491, 3.50%, 12/1/2032	29,326	31,748

Pool # ZA2463, 3.50%, 6/1/2037	86,245	91,735

Pool # RB5001, 3.50%, 7/1/2039	55,232	58,204

Pool # QK0054, 3.00%, 8/1/2039	59,836	63,292

Pool # RB5026, 2.50%, 11/1/2039	123,810	130,170

Pool # QK0157, 2.50%, 1/1/2040	220,334	231,653

Pool # RB5032, 2.50%, 2/1/2040	88,388	92,929

Pool # QK0167, 3.00%, 2/1/2040	101,843	107,969

Pool # RB5037, 2.50%, 3/1/2040	289,717	304,601

Pool # RB5043, 2.50%, 4/1/2040	228,497	240,842

Pool # RB5048, 2.50%, 5/1/2040	214,237	225,811

FHLMC UMBS, 30 Year

Pool # ZI3765, 5.50%, 11/1/2035	48,362	56,951

Pool # ZS2546, 5.00%, 2/1/2039	34,786	39,788

Pool # ZJ0449, 4.00%, 9/1/2040	43,836	48,328

Pool # ZL3548, 3.50%, 8/1/2042	188,385	204,566

Pool # ZS3712, 3.50%, 4/1/2043	245,122	275,806

Pool # ZS4077, 3.50%, 1/1/2044	36,298	40,259

Pool # ZL8869, 3.50%, 12/1/2044	50,789	55,320

Pool # ZS4596, 3.50%, 12/1/2044	20,556	22,099

Pool # ZS4598, 3.00%, 1/1/2045	25,170	26,852

Pool # ZL9010, 3.50%, 1/1/2045	26,022	28,343

Pool # ZS4609, 3.00%, 4/1/2045	97,021	103,021

Pool # ZM0037, 3.50%, 8/1/2045	311,179	333,535

Pool # ZS9809, 4.50%, 9/1/2045	48,724	54,327

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	129

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # ZS9589, 4.50%, 12/1/2045	87,134	97,154

Pool # ZA4628, 4.00%, 3/1/2046	76,386	84,871

Pool # ZS9743, 4.00%, 5/1/2046	1,498,146	1,636,446

Pool # SD0073, 4.50%, 6/1/2046	126,457	141,289

Pool # ZM1621, 4.50%, 9/1/2046	195,451	227,401

Pool # SD0146, 3.00%, 11/1/2046	342,705	362,277

Pool # ZM2209, 3.50%, 12/1/2046	419,900	451,255

Pool # ZA4816, 4.00%, 2/1/2047	57,583	63,010

Pool # ZM3134, 3.50%, 5/1/2047	195,949	212,161

Pool # ZT0132, 4.00%, 5/1/2047	417,059	450,865

Pool # SD0225, 3.00%, 12/1/2047	1,104,057	1,177,638

Pool # ZS4750, 3.00%, 1/1/2048	71,035	74,823

Pool # ZM6887, 3.00%, 5/1/2048	157,122	165,401

Pool # ZS4777, 3.50%, 7/1/2048	17,081	18,037

Pool # ZM7669, 3.50%, 8/1/2048	160,931	174,148

Pool # ZA5677, 4.00%, 9/1/2048	80,334	85,917

Pool # ZT1597, 3.00%, 12/1/2048	52,995	55,787

Pool # ZA6286, 4.00%, 2/1/2049	442,156	474,454

Pool # ZT1776, 3.50%, 3/1/2049	95,071	100,091

Pool # ZN5087, 4.00%, 4/1/2049	324,888	349,541

Pool # ZT1864, 4.00%, 4/1/2049	12,803	13,643

Pool # ZT1951, 3.50%, 5/1/2049	31,468	33,130

Pool # ZT1952, 4.00%, 5/1/2049	198,164	211,173

Pool # QA4907, 3.00%, 6/1/2049	288,893	304,809

Pool # ZT2086, 3.50%, 6/1/2049	171,987	181,069

Pool # ZT2087, 4.00%, 6/1/2049	80,322	85,595

Pool # SD0040, 3.00%, 7/1/2049	101,607	107,037

Pool # SD7502, 3.50%, 7/1/2049	334,206	357,728

Pool # SD8001, 3.50%, 7/1/2049	60,592	63,792

Pool # SD7501, 4.00%, 7/1/2049	179,959	197,694

Pool # QA1790, 3.00%, 8/1/2049	175,637	185,023

Pool # QA1997, 3.00%, 8/1/2049	58,704	61,841

Pool # SD8005, 3.50%, 8/1/2049	216,475	227,907

Pool # SD8006, 4.00%, 8/1/2049	122,309	130,339

Pool # SD8014, 5.00%, 8/1/2049	370,084	406,424

Pool # SD8016, 3.00%, 10/1/2049	66,974	70,553

Pool # SD8023, 2.50%, 11/1/2049	23,485	24,690

Pool # SD8025, 3.50%, 11/1/2049	575,487	605,878

Pool # QA7416, 3.00%, 2/1/2050	1,693,272	1,789,133

Pool # RA2116, 3.00%, 2/1/2050	1,188,004	1,261,763

Pool # QA8174, 4.50%, 3/1/2050	663,690	745,826

Pool # SD0303, 2.50%, 4/1/2050	1,215,227	1,293,515

Pool # SD8080, 2.00%, 6/1/2050	98,845	102,025

Pool # SD8089, 2.50%, 7/1/2050	2,975,888	3,133,651

Pool # SD8083, 2.50%, 8/1/2050	2,261,214	2,381,089

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

FNMA UMBS, 15 Year

Pool # AC8711, 4.00%, 12/1/2024	434,537	461,746

Pool # AC7007, 4.50%, 1/1/2025	46,168	48,371

Pool # AL9580, 4.00%, 3/1/2025	37,162	39,489

Pool # 932724, 4.00%, 4/1/2025	15,966	16,980

Pool # AE0971, 4.00%, 5/1/2025	75,849	80,599

Pool # AE0939, 3.50%, 2/1/2026	89,406	94,723

Pool # FM2968, 4.00%, 5/1/2026	25,728	27,361

Pool # AJ6632, 3.00%, 11/1/2026	90,768	95,452

Pool # AJ9357, 3.50%, 1/1/2027	198,092	209,856

Pool # AK4047, 3.00%, 2/1/2027	39,749	41,754

Pool # AL4586, 4.00%, 2/1/2027	93,169	99,083

Pool # AB5095, 3.00%, 5/1/2027	35,539	37,458

Pool # AO0527, 3.00%, 5/1/2027	49,369	51,975

Pool # AO4400, 2.50%, 7/1/2027	98,820	103,868

Pool # AB5823, 3.50%, 8/1/2027	178,222	190,031

Pool # AL8138, 4.00%, 9/1/2027	53,836	57,253

Pool # AB6811, 2.50%, 10/1/2027	27,652	29,013

Pool # AQ9442, 2.00%, 12/1/2027	54,410	56,612

Pool # AB8447, 2.50%, 2/1/2028	50,016	52,478

Pool # AR4180, 2.50%, 2/1/2028	24,276	25,572

Pool # AL3802, 3.00%, 2/1/2028	153,050	161,005

Pool # AB8787, 2.00%, 3/1/2028	159,483	165,962

Pool # AP6059, 2.00%, 6/1/2028	23,223	24,166

Pool # BM5381, 3.00%, 6/1/2028	163,415	171,909

Pool # BM1892, 2.50%, 9/1/2028	48,688	51,188

Pool # AU6682, 3.00%, 9/1/2028	28,346	29,845

Pool # AS0761, 3.00%, 10/1/2028	62,694	66,009

Pool # AU6961, 3.00%, 10/1/2028	114,580	120,640

Pool # AL6132, 4.50%, 3/1/2029	23,381	24,537

Pool # FM1105, 2.50%, 6/1/2029	99,482	104,379

Pool # AS3345, 2.00%, 7/1/2029	18,216	18,956

Pool # MA2061, 3.00%, 10/1/2029	126,250	133,401

Pool # AL7205, 3.50%, 12/1/2029	233,333	248,881

Pool # BM4202, 3.50%, 12/1/2029	145,486	155,181

Pool # FM1465, 3.00%, 5/1/2030	284,637	300,992

Pool # 890666, 2.00%, 6/1/2030	55,275	57,520

Pool # MA2684, 3.00%, 7/1/2031	223,224	235,234

Pool # AL9418, 3.50%, 8/1/2031	82,210	88,056

Pool # BD5647, 2.00%, 11/1/2031	28,283	29,579

Pool # 890776, 3.50%, 11/1/2031	59,932	63,921

Pool # BM5490, 3.50%, 11/1/2031	41,532	44,296

Pool # BM4993, 3.50%, 3/1/2032	96,357	102,742

Pool # BM4741, 3.00%, 4/1/2032	30,131	31,725

Pool # FM1645, 3.00%, 4/1/2032	316,771	333,525

Pool # BE8694, 3.50%, 7/1/2032	83,889	90,244

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # MA3124, 2.50%, 9/1/2032	93,716	98,486

Pool # FM3099, 3.50%, 9/1/2032	125,886	133,239

Pool # CA0775, 2.50%, 11/1/2032	56,830	60,100

Pool # MA3188, 3.00%, 11/1/2032	51,420	54,148

Pool # BH7081, 2.50%, 12/1/2032	100,051	105,143

Pool # BH8720, 3.50%, 12/1/2032	66,236	71,523

Pool # FM1161, 2.50%, 1/1/2033	81,613	86,457

Pool # FM1691, 2.50%, 1/1/2033	34,464	36,243

Pool # FM2549, 2.50%, 1/1/2033	165,890	175,221

Pool # MA3353, 4.00%, 4/1/2033	41,189	43,698

Pool # BM5716, 4.00%, 6/1/2033	163,355	175,150

Pool # MA3393, 4.00%, 6/1/2033	263,754	279,818

Pool # FM1123, 4.00%, 9/1/2033	291,829	314,017

Pool # FM2153, 4.00%, 11/1/2033	501,856	533,280

Pool # MA3547, 3.00%, 12/1/2033	19,473	20,450

Pool # BD9105, 4.00%, 1/1/2034	130,126	139,701

Pool # BM5306, 4.00%, 1/1/2034	14,506	15,661

Pool # FM1842, 3.50%, 6/1/2034	467,906	494,239

Pool # MA3764, 2.50%, 9/1/2034	28,781	30,167

Pool # MA3910, 2.00%, 1/1/2035	52,058	54,168

Pool # FM3569, 3.00%, 1/1/2035	239,225	256,280

Pool # FM2708, 3.00%, 3/1/2035	138,863	147,810

Pool # MA3985, 3.00%, 4/1/2035	427,573	451,767

Pool # MA4014, 3.00%, 5/1/2035	256,505	271,026

Pool # BP8801, 2.00%, 7/1/2035	950,940	989,995

Pool # MA4075, Class 177, 2.50%, 7/1/2035	829,180	870,904

Pool # MA4076, 3.00%, 7/1/2035	294,681	311,367

Pool # FM4035, 2.50%, 8/1/2035	129,000	135,212

Pool # MA4123, 2.00%, 9/1/2035	224,000	233,200

FNMA UMBS, 20 Year

Pool # AE6799, 4.50%, 11/1/2030	3,841	4,215

Pool # MA0885, 3.50%, 10/1/2031	58,944	63,500

Pool # AB4853, 3.00%, 4/1/2032	60,747	64,465

Pool # MA1058, 3.00%, 5/1/2032	25,578	27,143

Pool # MA1165, 3.00%, 9/1/2032	144,738	153,595

Pool # MA2079, 4.00%, 11/1/2034	29,973	32,894

Pool # AL8620, 3.00%, 2/1/2035	40,368	42,803

Pool # AS4442, 3.00%, 2/1/2035	115,861	122,850

Pool # MA2287, 3.00%, 6/1/2035	77,547	82,018

Pool # AL6970, 3.50%, 7/1/2035	48,988	52,479

Pool # AL7654, 3.00%, 9/1/2035	133,406	141,098

Pool # MA2472, 3.00%, 12/1/2035	28,611	30,261

Pool # FM1133, 4.00%, 6/1/2036	61,922	67,957

Pool # MA3099, 4.00%, 8/1/2037	225,961	241,758

Pool # BM5330, 2.50%, 12/1/2037	100,334	105,571

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # FM3204, 4.00%, 10/1/2038	84,111	91,380

Pool # MA3519, 4.00%, 11/1/2038	36,959	39,526

Pool # MA3958, 3.00%, 3/1/2040	91,961	97,236

Pool # MA4046, 3.00%, 6/1/2040	24,619	26,031

Pool # MA4072, 2.50%, 7/1/2040	297,522	313,549

Pool # MA4128, 2.00%, 9/1/2040	2,402,000	2,481,682

FNMA UMBS, 30 Year

Pool # 254447, 6.00%, 9/1/2032	37,696	43,970

Pool # 708506, 5.50%, 5/1/2033	61,899	72,477

Pool # 711215, 5.50%, 6/1/2033	24,704	28,926

Pool # AA1005, 5.00%, 12/1/2033	20,057	23,010

Pool # 725232, 5.00%, 3/1/2034	18,218	20,900

Pool # 725228, 6.00%, 3/1/2034	93,304	109,390

Pool # 790003, 6.00%, 8/1/2034	23,168	27,433

Pool # 735503, 6.00%, 4/1/2035	64,111	75,619

Pool # 190360, 5.00%, 8/1/2035	51,606	59,610

Pool # 904601, 6.00%, 11/1/2036	60,294	71,726

Pool # 888538, 5.50%, 1/1/2037	36,166	42,593

Pool # AB0284, 6.00%, 2/1/2037	71,113	84,333

Pool # AL2627, 5.00%, 7/1/2037	33,521	38,456

Pool # 956965, 6.50%, 12/1/2037	21,076	23,452

Pool # BH7907, 6.50%, 12/1/2037	29,440	35,808

Pool # 961793, 5.00%, 3/1/2038	136,500	156,005

Pool # 985661, 5.50%, 6/1/2038	24,427	28,573

Pool # AU7519, 3.50%, 9/1/2038	59,045	63,942

Pool # AA7402, 4.50%, 6/1/2039	204,215	229,673

Pool # AL0100, 6.00%, 10/1/2039	88,555	105,223

Pool # AC4886, 5.00%, 11/1/2039	48,634	55,551

Pool # 190399, 5.50%, 11/1/2039	152,326	178,181

Pool # AS4787, 3.00%, 4/1/2040	262,617	278,865

Pool # AB1143, 4.50%, 6/1/2040	144,754	164,104

Pool # AD6938, 4.50%, 6/1/2040	192,853	216,339

Pool # AD5479, 5.00%, 6/1/2040	58,051	66,244

Pool # AB1259, 5.00%, 7/1/2040	72,232	82,425

Pool # AB1292, 5.00%, 8/1/2040	30,807	35,155

Pool # AL5437, 5.00%, 8/1/2040	176,241	201,113

Pool # AB1421, 5.00%, 9/1/2040	69,669	80,007

Pool # AE4142, 5.00%, 9/1/2040	41,650	47,528

Pool # AE8289, 4.00%, 12/1/2040	217,966	240,313

Pool # MA0622, 3.50%, 1/1/2041	59,224	64,338

Pool # AH2312, 5.00%, 1/1/2041	122,879	140,220

Pool # AE0828, 3.50%, 2/1/2041	40,227	43,700

Pool # BM3090, 3.50%, 2/1/2041	243,068	260,507

Pool # AH3804, 4.00%, 2/1/2041	43,617	48,089

Pool # MA0639, 4.00%, 2/1/2041	73,417	80,944

Pool # AB2676, 3.50%, 4/1/2041	166,055	181,671

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	131

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # AL0241, 4.00%, 4/1/2041	115,692	127,553

Pool # BM3118, 6.00%, 7/1/2041	137,414	162,990

Pool # AJ2293, 4.00%, 9/1/2041	48,577	53,760

Pool # AL0933, 5.00%, 10/1/2041	169,401	193,350

Pool # AW8154, 3.50%, 1/1/2042	39,875	43,300

Pool # AX5318, 4.50%, 1/1/2042	135,146	151,785

Pool # BD4480, 4.50%, 1/1/2042	501,832	563,620

Pool # AB4698, 4.00%, 3/1/2042	127,531	145,885

Pool # AL1998, 4.00%, 3/1/2042	186,355	206,241

Pool # AK7028, 4.00%, 4/1/2042	135,504	149,700

Pool # AO4134, 3.50%, 6/1/2042	23,140	25,223

Pool # AO8694, 4.50%, 7/1/2042	38,531	42,436

Pool # AP4258, 3.00%, 8/1/2042	212,169	227,703

Pool # AL2417, 3.50%, 8/1/2042	160,570	174,313

Pool # AO9798, 3.50%, 8/1/2042	51,562	55,975

Pool # AP2424, 4.00%, 8/1/2042	178,842	197,578

Pool # AP3958, 3.00%, 9/1/2042	552,901	593,380

Pool # AB6632, 3.50%, 10/1/2042	268,657	291,651

Pool # AB6633, 3.50%, 10/1/2042	51,733	56,161

Pool # AL3344, 4.50%, 10/1/2042	224,660	257,165

Pool # AB6828, 3.50%, 11/1/2042	212,485	231,615

Pool # AL3182, 3.50%, 12/1/2042	31,009	34,631

Pool # AQ9316, 2.50%, 1/1/2043	97,110	103,749

Pool # AB7580, 3.00%, 1/1/2043	213,598	229,236

Pool # AQ1104, 3.00%, 1/1/2043	61,523	66,031

Pool # AR0168, 3.00%, 2/1/2043	86,354	93,447

Pool # AR4239, 3.00%, 2/1/2043	63,224	67,818

Pool # AB7964, 3.50%, 2/1/2043	111,947	125,910

Pool # BM4751, 3.50%, 3/1/2043	62,148	67,467

Pool # AB8742, 4.00%, 3/1/2043	25,943	29,640

Pool # AR6770, 4.00%, 3/1/2043	27,521	30,575

Pool # AT2015, 3.00%, 4/1/2043	71,033	76,194

Pool # AT2016, 3.00%, 4/1/2043	1,081,618	1,160,207

Pool # AT2035, 3.50%, 4/1/2043	109,933	119,050

Pool # AR8293, 3.00%, 5/1/2043	483,835	518,989

Pool # AT2723, 3.00%, 5/1/2043	109,983	117,974

Pool # AB9194, 3.50%, 5/1/2043	213,786	233,080

Pool # AS0021, 3.00%, 7/1/2043	126,117	135,281

Pool # AT8912, 3.00%, 7/1/2043	73,274	78,598

Pool # AU1629, 3.00%, 7/1/2043	166,091	178,159

Pool # BM3785, 3.50%, 7/1/2043	216,547	238,038

Pool # BM3704, 3.00%, 9/1/2043	70,539	75,664

Pool # AT2612, 3.50%, 9/1/2043	152,854	165,530

Pool # AU4256, 3.50%, 9/1/2043	59,064	64,394

Pool # AU4283, 3.50%, 9/1/2043	35,035	38,520

Pool # AL4062, 4.00%, 9/1/2043	55,574	62,622

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # AS0560, 4.50%, 9/1/2043	30,920	34,542

Pool # BM4635, 2.50%, 10/1/2043	280,367	299,336

Pool # AS1121, 4.00%, 11/1/2043	86,684	95,363

Pool # AL7696, 3.00%, 12/1/2043	111,423	119,519

Pool # AS1557, 4.00%, 1/1/2044	92,724	102,007

Pool # AV6103, 4.00%, 1/1/2044	386,584	425,285

Pool # BC1737, 4.00%, 1/1/2044	193,629	213,482

Pool # BM5365, 4.00%, 3/1/2044	141,341	155,832

Pool # FM1744, 3.50%, 5/1/2044	50,570	56,877

Pool # AS2700, 4.00%, 6/1/2044	84,697	94,066

Pool # AW6233, 4.50%, 6/1/2044	619,320	695,008

Pool # AS2947, 4.00%, 7/1/2044	82,980	90,847

Pool # AL9072, 5.00%, 7/1/2044	134,782	153,836

Pool # AS3133, 3.50%, 8/1/2044	40,346	44,289

Pool # AL9569, 5.00%, 8/1/2044	308,464	352,072

Pool # AX0152, 4.50%, 9/1/2044	45,713	50,621

Pool # BM4620, 3.00%, 10/1/2044	174,223	186,979

Pool # AL5926, 3.50%, 10/1/2044	164,983	183,363

Pool # AS3611, 3.50%, 10/1/2044	25,727	28,242

Pool # AS3470, 4.00%, 10/1/2044	47,250	51,686

Pool # AX2491, 4.00%, 10/1/2044	16,584	18,141

Pool # AS3710, 4.00%, 11/1/2044	55,597	60,868

Pool # AS3867, 4.00%, 11/1/2044	23,946	26,216

Pool # AX4855, 4.00%, 11/1/2044	173,018	189,262

Pool # AS3935, 3.50%, 12/1/2044	867,117	951,862

Pool # AS4012, 3.50%, 12/1/2044	111,240	121,266

Pool # FM1746, 3.50%, 1/1/2045	165,925	184,696

Pool # AS4402, 3.50%, 2/1/2045	115,158	127,410

Pool # AS4457, 3.50%, 2/1/2045	284,647	305,881

Pool # AX7699, 3.50%, 2/1/2045	86,896	93,378

Pool # AY3671, 3.50%, 2/1/2045	93,077	104,509

Pool # FM0015, 4.00%, 2/1/2045	171,865	193,871

Pool # MA2193, 4.50%, 2/1/2045	41,641	46,434

Pool # AS4541, 3.00%, 3/1/2045	127,713	138,031

Pool # AS4571, 3.50%, 3/1/2045	110,985	120,168

Pool # FM3414, 4.00%, 3/1/2045	193,994	212,387

Pool # AZ1682, 3.50%, 4/1/2045	50,290	53,898

Pool # BM3398, 3.50%, 4/1/2045	24,220	26,346

Pool # AY8617, 3.00%, 5/1/2045	24,160	25,655

Pool # BM5471, 3.50%, 6/1/2045	566,603	622,976

Pool # AZ5985, 3.00%, 7/1/2045	155,014	169,332

Pool # AS5570, 3.50%, 8/1/2045	125,196	134,449

Pool # FM1476, 3.50%, 8/1/2045	159,103	172,720

Pool # AS5806, 3.00%, 9/1/2045	292,191	310,268

Pool # AS5778, 3.50%, 9/1/2045	37,274	39,948

Pool # AZ2947, 4.00%, 9/1/2045	42,068	45,951

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # AS5851, 4.50%, 9/1/2045	32,925	36,739

Pool # AY8859, 4.00%, 10/1/2045	448,622	490,035

Pool # AS6184, 3.50%, 11/1/2045	248,183	275,872

Pool # AS6196, 3.50%, 11/1/2045	44,880	48,100

Pool # FM1869, 4.00%, 11/1/2045	145,843	159,537

Pool # FM1708, 3.00%, 12/1/2045	66,219	71,658

Pool # BA3077, 3.50%, 12/1/2045	41,303	44,970

Pool # BC0066, 3.50%, 12/1/2045	46,988	50,461

Pool # BC0676, 3.50%, 12/1/2045	82,925	88,874

Pool # FM1923, 3.50%, 1/1/2046	87,675	93,965

Pool # FM3413, 4.00%, 1/1/2046	209,923	233,216

Pool # MA2512, 4.00%, 1/1/2046	39,662	43,323

Pool # AS6654, 3.50%, 2/1/2046	36,582	39,206

Pool # FM2323, 4.00%, 2/1/2046	86,495	95,553

Pool # AL9128, 4.50%, 2/1/2046	41,826	46,976

Pool # AS6811, 3.00%, 3/1/2046	80,119	84,704

Pool # BM4834, 3.00%, 3/1/2046	46,190	50,252

Pool # FM1782, 4.00%, 3/1/2046	24,960	27,326

Pool # FM2195, 4.00%, 3/1/2046	68,208	75,351

Pool # AS7003, 3.00%, 4/1/2046	99,765	105,474

Pool # FM1370, 3.00%, 4/1/2046	34,836	36,991

Pool # FM1224, 3.50%, 4/1/2046	228,757	245,169

Pool # BC1863, 2.50%, 5/1/2046	129,524	137,093

Pool # AL8936, 4.50%, 5/1/2046	32,811	36,587

Pool # AS7198, 4.50%, 5/1/2046	238,799	265,082

Pool # BD0166, 2.50%, 6/1/2046	286,585	303,332

Pool # BM5168, 2.50%, 6/1/2046	44,569	47,616

Pool # AS7343, 3.00%, 6/1/2046	317,309	335,465

Pool # AS7376, 3.00%, 6/1/2046	498,720	527,258

Pool # AS7386, 3.50%, 6/1/2046	31,087	32,988

Pool # BM5587, 4.00%, 6/1/2046	96,412	106,064

Pool # AS7660, 2.50%, 8/1/2046	506,844	536,461

Pool # MA2730, 2.50%, 8/1/2046	82,529	87,352

Pool # AS8185, 3.00%, 10/1/2046	441,823	467,105

Pool # FM3810, 3.00%, 10/1/2046	179,174	193,650

Pool # AL9385, 3.00%, 11/1/2046	93,935	100,666

Pool # MA2806, 3.00%, 11/1/2046	392,200	414,642

Pool # BM3288, 3.50%, 12/1/2046	44,169	48,032

Pool # FM2321, 3.50%, 12/1/2046	218,354	234,019

Pool # BM4990, 2.50%, 1/1/2047	21,179	22,612

Pool # FM2807, 3.00%, 1/1/2047	138,800	150,793

Pool # 890856, 3.50%, 1/1/2047	240,539	262,722

Pool # FM3374, 3.50%, 1/1/2047	349,699	379,629

Pool # AS8823, 4.00%, 2/1/2047	133,048	143,597

Pool # BM5955, 4.00%, 2/1/2047	77,920	85,307

Pool # BM5270, 4.50%, 2/1/2047	36,334	40,807

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # MA2920, 3.00%, 3/1/2047	16,981	17,953

Pool # FM3107, 3.50%, 3/1/2047	706,285	756,957

Pool # AS9313, 4.00%, 3/1/2047	38,741	42,210

Pool # FM1511, 3.00%, 4/1/2047	200,552	212,960

Pool # AS9480, 4.50%, 4/1/2047	79,386	88,499

Pool # BM2000, 3.50%, 5/1/2047	1,181,755	1,254,032

Pool # BM5220, 3.50%, 5/1/2047	65,037	69,015

Pool # BE0628, 4.50%, 5/1/2047	92,523	100,781

Pool # FM1772, 4.50%, 5/1/2047	34,078	38,273

Pool # AS9946, 3.50%, 7/1/2047	98,698	106,864

Pool # BM1568, 3.50%, 7/1/2047	110,956	124,605

Pool # AS9988, 4.50%, 7/1/2047	59,602	64,653

Pool # BH7375, 3.50%, 8/1/2047	138,846	146,786

Pool # CA0110, 3.50%, 8/1/2047	37,487	39,672

Pool # CA0553, 4.00%, 8/1/2047	221,563	237,539

Pool # CA0148, 4.50%, 8/1/2047	49,431	53,620

Pool # CA0850, 3.00%, 9/1/2047	107,206	112,968

Pool # BH9317, 3.50%, 9/1/2047	235,868	251,383

Pool # CA0407, 3.50%, 9/1/2047	212,308	224,680

Pool # MA3147, 3.00%, 10/1/2047	118,347	124,708

Pool # BH9394, 3.50%, 10/1/2047	256,389	273,254

Pool # BH9392, 3.50%, 11/1/2047	47,094	49,744

Pool # CA0681, 3.50%, 11/1/2047	752,584	829,306

Pool # FM0028, 3.00%, 12/1/2047	79,906	86,361

Pool # MA3209, 3.00%, 12/1/2047	755,949	796,578

Pool # FM1420, 3.50%, 12/1/2047	431,184	473,385

Pool # MA3210, 3.50%, 12/1/2047	327,477	346,203

Pool # BJ5376, 4.50%, 12/1/2047	83,717	91,134

Pool # CA4015, 3.00%, 1/1/2048	21,794	22,965

Pool # MA3237, 3.00%, 1/1/2048	618,010	651,225

Pool # MA3238, 3.50%, 1/1/2048	154,407	163,236

Pool # BM3475, 4.00%, 1/1/2048	53,083	59,250

Pool # MA3275, 3.00%, 2/1/2048	209,684	220,954

Pool # BJ5910, 3.50%, 2/1/2048	285,692	319,555

Pool # BM5526, 3.50%, 2/1/2048	556,593	588,422

Pool # CA4155, 3.50%, 2/1/2048	39,968	42,253

Pool # MA3304, 3.00%, 3/1/2048	119,373	125,789

Pool # BM3990, 4.00%, 3/1/2048	48,221	51,698

Pool # FM3494, 2.50%, 4/1/2048	26,344	27,883

Pool # FM3232, 3.50%, 4/1/2048	166,892	176,436

Pool # BM3899, 4.00%, 4/1/2048	715,123	766,689

Pool # FM1936, 4.00%, 4/1/2048	116,338	124,727

Pool # CA2687, 3.00%, 5/1/2048	40,972	44,109

Pool # FM2177, 3.50%, 5/1/2048	1,243,903	1,352,706

Pool # BM4054, 4.00%, 5/1/2048	227,820	246,844

Pool # MA3425, 3.00%, 6/1/2048	90,843	95,666

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	133

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # BM4757, 3.50%, 7/1/2048	112,075	118,930

Pool # FM1911, 3.50%, 7/1/2048	217,331	232,923

Pool # FM2997, 4.00%, 8/1/2048	214,357	231,323

Pool # MA3443, 4.00%, 8/1/2048	48,731	51,895

Pool # BK4769, 5.00%, 8/1/2048	30,238	33,124

Pool # BM2007, 4.00%, 9/1/2048	16,503	17,575

Pool # CA2368, 4.00%, 9/1/2048	90,980	98,280

Pool # FM1247, 4.00%, 9/1/2048	59,823	64,137

Pool # MA3472, 5.00%, 9/1/2048	31,998	35,051

Pool # CA4655, 3.50%, 10/1/2048	183,536	198,720

Pool # MA3495, 4.00%, 10/1/2048	119,505	127,264

Pool # FM2510, 3.00%, 11/1/2048	242,163	255,179

Pool # BM4678, 4.00%, 11/1/2048	337,322	364,388

Pool # FM1248, 4.50%, 11/1/2048	62,916	68,247

Pool # FM2275, 4.50%, 11/1/2048	63,926	70,961

Pool # FM1148, 3.50%, 12/1/2048	105,062	110,997

Pool # FM1866, 4.00%, 12/1/2048	372,443	396,623

Pool # MA3536, 4.00%, 12/1/2048	155,035	165,100

Pool # MA3577, 3.00%, 1/1/2049	43,528	45,839

Pool # BM5256, 4.50%, 1/1/2049	104,348	114,073

Pool # FM0030, 3.00%, 2/1/2049	117,363	124,079

Pool # FM1527, 3.00%, 2/1/2049	178,739	188,966

Pool # MA3603, 3.00%, 2/1/2049	22,036	23,206

Pool # BM5446, 3.50%, 2/1/2049	30,533	32,258

Pool # MA3592, 4.00%, 2/1/2049	8,652	9,214

Pool # MA3593, 4.50%, 2/1/2049	192,283	207,925

Pool # BN4380, 3.00%, 3/1/2049	25,675	27,046

Pool # MA3614, 3.50%, 3/1/2049	17,389	18,310

Pool # FM0017, 4.00%, 3/1/2049	140,644	149,775

Pool # MA3637, 3.50%, 4/1/2049	76,530	80,582

Pool # MA3638, 4.00%, 4/1/2049	64,365	68,580

Pool # BN5418, 4.50%, 4/1/2049	46,333	51,046

Pool # MA3639, 4.50%, 4/1/2049	15,465	16,693

Pool # MA3664, 4.00%, 5/1/2049	35,404	37,722

Pool # MA3665, 4.50%, 5/1/2049	50,024	53,998

Pool # CA3528, 5.00%, 5/1/2049	28,496	31,296

Pool # MA3686, 3.50%, 6/1/2049	446,257	469,884

Pool # MA3687, 4.00%, 6/1/2049	375,366	399,945

Pool # FM1389, 4.50%, 6/1/2049	23,726	25,656

Pool # MA3688, 4.50%, 6/1/2049	13,921	15,027

Pool # FM1198, 3.00%, 7/1/2049	81,609	86,345

Pool # BO1169, 3.50%, 7/1/2049	140,875	148,333

Pool # CA4358, 3.50%, 7/1/2049	53,792	56,640

Pool # BO1766, 4.50%, 7/1/2049	201,726	217,752

Pool # FM1672, 4.50%, 7/1/2049	262,083	294,352

Pool # FM1241, 3.50%, 8/1/2049	140,458	150,369

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # MA3746, 4.00%, 8/1/2049	51,427	54,794

Pool # MA3747, 4.50%, 8/1/2049	29,604	31,956

Pool # BO4012, 3.00%, 9/1/2049	154,817	166,223

Pool # MA3774, 3.00%, 9/1/2049	1,090,367	1,148,589

Pool # BO2200, 3.50%, 9/1/2049	502,731	529,377

Pool # MA3775, 3.50%, 9/1/2049	33,007	34,755

Pool # FM3572, 4.50%, 9/1/2049	204,232	224,792

Pool # MA3803, 3.50%, 10/1/2049	163,027	171,658

Pool # MA3818, 5.00%, 10/1/2049	41,025	45,056

Pool # MA3833, 2.50%, 11/1/2049	371,475	390,482

Pool # BO5017, 3.50%, 12/1/2049	421,882	444,218

Pool # MA3905, 3.00%, 1/1/2050	3,219,369	3,391,274

Pool # CA5021, 3.50%, 1/1/2050	126,693	134,313

Pool # MA3906, 3.50%, 1/1/2050	154,783	162,978

Pool # MA3936, 2.50%, 2/1/2050	407,487	428,338

Pool # FM2482, 3.00%, 2/1/2050	827,089	872,656

Pool # FM2733, 2.50%, 3/1/2050	192,617	204,420

Pool # BP4015, 3.00%, 3/1/2050	255,439	270,130

Pool # CA5306, 3.00%, 3/1/2050	1,147,056	1,212,744

Pool # BP1358, 3.50%, 3/1/2050	714,538	757,996

Pool # MA3972, 4.50%, 3/1/2050	266,304	287,460

Pool # MA3998, 4.50%, 4/1/2050	253,519	275,385

Pool # BP5001, 2.50%, 5/1/2050	1,276,336	1,343,978

Pool # FM3257, 3.00%, 5/1/2050	372,800	406,085

Pool # MA4026, 4.00%, 5/1/2050	169,900	182,411

Pool # BK2753, 2.50%, 7/1/2050	1,845,765	1,943,586

Pool # MA4078, 2.50%, 7/1/2050	694,997	731,830

Pool # BP7217, 3.00%, 7/1/2050	777,114	846,499

Pool # MA4079, 3.00%, 7/1/2050	297,334	314,194

Pool # MA4100, 2.00%, 8/1/2050	1,642,114	1,694,950

Pool # BP9500, 2.50%, 8/1/2050	149,000	156,897

Pool # MA4097, 3.00%, 8/1/2050	273,670	289,187

Pool # BK3044, 2.50%, 9/1/2050	2,848,000	2,998,936

GNMA I, 30 Year

Pool # 704155, 5.50%, 1/15/2039	29,752	34,308

Pool # 726769, 5.00%, 9/15/2039	26,957	29,872

Pool # 721340, 5.00%, 12/15/2039	51,219	55,334

Pool # 754439, 3.50%, 12/15/2041	195,594	212,708

Pool # 711674, 3.00%, 9/15/2042	65,197	68,794

Pool # AD7257, 3.50%, 3/15/2043	187,731	205,405

Pool # 783748, 3.50%, 4/15/2043	109,299	118,376

Pool # 784660, 4.00%, 4/15/2043	11,000	12,096

Pool # AC2224, 3.50%, 6/15/2043	87,562	94,433

Pool # 785088, 3.50%, 7/15/2043	91,000	100,025

Pool # AL2280, 3.00%, 3/15/2045	49,112	51,817

Pool # AL9314, 3.00%, 3/15/2045	94,127	99,311

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # 784664, 4.00%, 4/15/2045	45,924	50,499

Pool # 670030, 3.00%, 7/15/2045	84,373	89,020

Pool # AM8960, 4.00%, 7/15/2045	29,884	32,516

Pool # AO0544, 3.00%, 8/15/2045	53,031	55,953

Pool # 784371, 4.00%, 8/15/2045	109,786	121,275

Pool # 627030, 3.00%, 12/15/2045	28,213	29,823

Pool # 784429, 3.00%, 8/15/2046	155,958	164,999

Pool # AF8266, 3.50%, 10/15/2048	97,684	103,575

GNMA II, 15 Year

Pool # MA0513, 2.50%, 11/20/2027	133,938	141,288

Pool # MA4625, 3.50%, 8/20/2032	50,835	53,778

GNMA II, 30 Year

Pool # 3330, 4.50%, 12/20/2032	35	38

Pool # 711773, 3.50%, 6/20/2033	72,909	77,879

Pool # 3459, 5.50%, 10/20/2033	79,258	90,417

Pool # AQ5932, 3.50%, 1/20/2036	237,275	249,720

Pool # 4222, 6.00%, 8/20/2038	15,882	18,605

Pool # 709148, 4.50%, 2/20/2039	31,293	34,919

Pool # 4446, 4.50%, 5/20/2039	5,484	6,119

Pool # 4467, 4.00%, 6/20/2039	24,813	27,539

Pool # 4468, 4.50%, 6/20/2039	4,980	5,557

Pool # 4494, 4.00%, 7/20/2039	28,205	31,303

Pool # 4495, 4.50%, 7/20/2039	21,306	23,775

Pool # 4519, 4.50%, 8/20/2039	8,048	8,980

Pool # 4558, 4.50%, 10/20/2039	6,539	7,297

Pool # 4576, 4.00%, 11/20/2039	12,663	14,055

Pool # 4598, 4.50%, 12/20/2039	13,046	14,557

Pool # 4617, 4.50%, 1/20/2040	7,135	7,962

Pool # 4636, 4.50%, 2/20/2040	9,907	11,055

Pool # 4656, 4.00%, 3/20/2040	19,190	21,236

Pool # 4677, 4.00%, 4/20/2040	54,395	60,194

Pool # 4678, 4.50%, 4/20/2040	2,416	2,703

Pool # 4695, 4.00%, 5/20/2040	6,110	6,762

Pool # 4696, 4.50%, 5/20/2040	2,527	2,826

Pool # 4712, 4.00%, 6/20/2040	9,106	10,077

Pool # 4800, 4.00%, 9/20/2040	10,235	11,326

Pool # 737727, 4.00%, 12/20/2040	68,784	76,117

Pool # 4945, 4.00%, 2/20/2041	20,957	23,191

Pool # 4950, 5.50%, 2/20/2041	35,495	40,333

Pool # 4976, 3.50%, 3/20/2041	22,703	24,674

Pool # 4977, 4.00%, 3/20/2041	38,323	42,416

Pool # 5016, 4.00%, 4/20/2041	14,544	16,097

Pool # 5054, 4.00%, 5/20/2041	22,665	25,085

Pool # 5114, 4.00%, 7/20/2041	3,092	3,422

Pool # 779497, 3.50%, 10/20/2041	20,576	22,362

Pool # 5233, 4.00%, 11/20/2041	3,647	4,036

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # 5258, 3.50%, 12/20/2041	222,669	242,000

Pool # 5259, 4.00%, 12/20/2041	13,840	15,318

Pool # 5279, 3.50%, 1/20/2042	41,750	45,374

Pool # 5330, 3.00%, 3/20/2042	27,193	28,990

Pool # 754406, 3.50%, 5/20/2042	83,492	90,740

Pool # MA0220, 3.50%, 7/20/2042	17,865	19,379

Pool # MA0318, 3.50%, 8/20/2042	251,937	273,289

Pool # 796468, 4.00%, 9/20/2042	44,980	49,595

Pool # MA0462, 3.50%, 10/20/2042	157,734	171,102

Pool # AA6040, 3.00%, 1/20/2043	121,009	129,112

Pool # AD1584, 3.00%, 1/20/2043	281,678	300,301

Pool # AA6054, 3.00%, 2/20/2043	308,431	338,883

Pool # AD1744, 3.00%, 2/20/2043	25,302	27,800

Pool # 783755, 3.00%, 4/20/2043	248,689	265,264

Pool # 783976, 3.50%, 4/20/2043	40,744	44,197

Pool # MA1157, 3.50%, 7/20/2043	40,974	44,268

Pool # AE7804, 3.00%, 8/20/2043	22,551	24,055

Pool # MA1284, 3.00%, 9/20/2043	33,244	35,459

Pool # 785065, 3.50%, 10/20/2043	424,307	458,413

Pool # MA1376, 4.00%, 10/20/2043	217,763	238,962

Pool # MA1995, 3.50%, 6/20/2044	165,213	177,546

Pool # AI7106, 4.00%, 6/20/2044	108,813	119,234

Pool # MA2223, 3.50%, 9/20/2044	131,257	141,055

Pool # MA2444, 3.00%, 12/20/2044	34,958	37,086

Pool # 784026, 3.50%, 12/20/2044	257,660	276,893

Pool # AK6860, 3.00%, 1/20/2045	68,813	74,530

Pool # MA2677, 3.00%, 3/20/2045	49,645	52,521

Pool # MA2678, 3.50%, 3/20/2045	328,130	351,269

Pool # MA2679, 4.00%, 3/20/2045	89,327	97,882

Pool # MA2753, 3.00%, 4/20/2045	406,133	429,657

Pool # MA2754, 3.50%, 4/20/2045	15,746	16,857

Pool # 626942, 3.00%, 5/20/2045	215,283	228,369

Pool # MA2825, 3.00%, 5/20/2045	442,443	468,070

Pool # MA2829, 5.00%, 5/20/2045	50,416	57,696

Pool # 784800, 3.00%, 6/20/2045	51,701	55,147

Pool # AM9881, 3.00%, 6/20/2045	27,080	28,873

Pool # MA2891, 3.00%, 6/20/2045	18,001	19,043

Pool # AN2972, 4.00%, 9/20/2045	91,995	99,928

Pool # 784623, 3.50%, 10/20/2045	107,962	116,640

Pool # AO8403, 3.50%, 10/20/2045	52,352	56,044

Pool # MA3247, 5.00%, 11/20/2045	45,921	52,552

Pool # AO9442, 3.50%, 12/20/2045	32,318	35,112

Pool # MA3375, 3.00%, 1/20/2046	99,649	105,421

Pool # 784119, 3.00%, 2/20/2046	369,314	390,705

Pool # MA3458, 5.50%, 2/20/2046	61,086	66,364

Pool # AS2837, 3.50%, 3/20/2046	313,117	333,399

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	135

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # MA3523, 4.50%, 3/20/2046	23,343	26,049

Pool # MA3596, 3.00%, 4/20/2046	745,704	788,738

Pool # MA3597, 3.50%, 4/20/2046	279,103	297,182

Pool # MA3662, 3.00%, 5/20/2046	254,093	268,756

Pool # MA3735, 3.00%, 6/20/2046	749,889	793,164

Pool # AS5902, 3.50%, 6/20/2046	88,041	94,867

Pool # AT7138, 3.50%, 6/20/2046	44,819	47,959

Pool # MA3736, 3.50%, 6/20/2046	225,335	239,931

Pool # MA3935, 2.50%, 9/20/2046	196,628	208,367

Pool # 784768, 3.00%, 9/20/2046	142,472	153,199

Pool # AT8215, 3.00%, 9/20/2046	42,045	45,211

Pool # AX8668, 3.50%, 9/20/2046	176,608	188,047

Pool # MA4002, 2.50%, 10/20/2046	968,411	1,026,228

Pool # AV8383, 3.00%, 10/20/2046	60,131	63,626

Pool # AW0199, 3.00%, 10/20/2046	98,853	104,575

Pool # MA4003, 3.00%, 10/20/2046	157,030	166,092

Pool # MA4068, 3.00%, 11/20/2046	30,921	32,705

Pool # MA4072, 5.00%, 11/20/2046	49,954	57,071

Pool # MA4125, 2.50%, 12/20/2046	850,811	901,607

Pool # MA4126, 3.00%, 12/20/2046	142,712	150,948

Pool # MA4127, 3.50%, 12/20/2046	64,273	68,436

Pool # MA4260, 2.50%, 2/20/2047	131,490	139,340

Pool # AZ3119, 3.50%, 3/20/2047	43,259	46,314

Pool # 675725, 3.50%, 6/20/2047	11,187	11,722

Pool # 784801, 3.50%, 6/20/2047	107,143	115,755

Pool # BA5041, 5.00%, 6/20/2047	180,302	196,999

Pool # MA4584, 2.50%, 7/20/2047	137,321	145,519

Pool # MA4718, 3.00%, 9/20/2047	20,953	22,106

Pool # MA4721, 4.50%, 9/20/2047	95,825	103,444

Pool # MA4836, 3.00%, 11/20/2047	30,060	31,715

Pool # BD5420, 3.50%, 12/20/2047	314,179	345,610

Pool # BD6940, 3.50%, 12/20/2047	704	750

Pool # MA4900, 3.50%, 12/20/2047	276,551	294,627

Pool # MA4961, 3.00%, 1/20/2048	133,078	140,403

Pool # MA4962, 3.50%, 1/20/2048	729,894	777,601

Pool # 784474, 3.50%, 2/20/2048	240,204	261,445

Pool # 784899, 4.00%, 2/20/2048	81,845	87,911

Pool # BF6382, 3.00%, 3/20/2048	148,186	153,315

Pool # MA5077, 3.50%, 3/20/2048	108,078	114,569

Pool # MA5137, 4.00%, 4/20/2048	923,209	988,154

Pool # MA5138, 4.50%, 4/20/2048	48,993	52,889

Pool # 785033, 3.50%, 5/20/2048	350,468	384,552

Pool # MA5191, 3.50%, 5/20/2048	68,896	73,034

Pool # MA5264, 4.00%, 6/20/2048	89,796	96,113

Pool # MA5329, 3.50%, 7/20/2048	25,622	27,161

Pool # MA5330, 4.00%, 7/20/2048	74,967	80,241

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # BG8682, 3.00%, 9/20/2048	569,603	592,493

Pool # BK1677, 4.50%, 9/20/2048	299,053	325,155

Pool # MA5468, 5.00%, 9/20/2048	23,355	25,446

Pool # MA5527, 3.50%, 10/20/2048	101,571	107,671

Pool # MA5528, 4.00%, 10/20/2048	54,962	58,828

Pool # BJ6774, 4.00%, 11/20/2048	83,090	88,780

Pool # MA5595, 4.00%, 11/20/2048	131,811	141,083

Pool # BJ6759, 4.50%, 11/20/2048	930,347	1,005,879

Pool # MA5650, 3.50%, 12/20/2048	39,394	41,759

Pool # MA5651, 4.00%, 12/20/2048	621,256	664,959

Pool # MA5709, 3.50%, 1/20/2049	250,445	266,814

Pool # BI6473, 4.00%, 1/20/2049	1,464,397	1,567,412

Pool # BJ9901, 3.00%, 2/20/2049	59,514	62,980

Pool # MA5763, 4.00%, 2/20/2049	183,667	196,587

Pool # MA5815, 3.00%, 3/20/2049	227,144	239,122

Pool # MA5816, 3.50%, 3/20/2049	381,210	404,105

Pool # 784900, 4.00%, 4/20/2049	489,741	524,193

Pool # MA5876, 4.00%, 4/20/2049	117,161	124,760

Pool # MA5930, 3.50%, 5/20/2049	43,095	45,305

Pool # MA5931, 4.00%, 5/20/2049	380,211	404,873

Pool # MA5983, 2.50%, 6/20/2049	270,669	286,829

Pool # MA5984, 3.00%, 6/20/2049	284,693	299,707

Pool # MA5985, 3.50%, 6/20/2049	170,195	178,921

Pool # MA5986, 4.00%, 6/20/2049	97,878	104,226

Pool # MA5987, 4.50%, 6/20/2049	143,615	154,262

Pool # MA5988, 5.00%, 6/20/2049	31,630	34,463

Pool # MA6039, 3.50%, 7/20/2049	290,741	305,648

Pool # MA6040, 4.00%, 7/20/2049	61,516	65,507

Pool # BM5450, 4.50%, 7/20/2049	188,843	205,603

Pool # MA6089, 3.00%, 8/20/2049	73,546	77,360

Pool # MA6090, 3.50%, 8/20/2049	288,278	303,058

Pool # BP4603, 3.50%, 9/20/2049	49,171	53,191

Pool # BP8717, 3.50%, 9/20/2049	294,735	318,835

Pool # MA6154, 3.50%, 9/20/2049	89,865	94,473

Pool # MA6155, 4.00%, 9/20/2049	857,056	912,646

Pool # BQ7205, 3.50%, 10/20/2049	561,432	615,769

Pool # MA6219, 3.50%, 10/20/2049	855,693	899,567

Pool # MA6220, 4.00%, 10/20/2049	788,237	839,364

Pool # MA6221, 4.50%, 10/20/2049	249,101	267,569

Pool # BR4627, 3.00%, 11/20/2049	683,437	736,942

Pool # MA6283, 3.00%, 11/20/2049	367,363	386,417

Pool # MA6284, 3.50%, 11/20/2049	122,597	128,883

Pool # BR2455, 3.00%, 12/20/2049	916,246	951,200

Pool # MA6338, 3.00%, 12/20/2049	1,666,626	1,753,067

Pool # MA6339, 3.50%, 12/20/2049	792,420	833,049

Pool # BS1714, 4.00%, 12/20/2049	434,100	462,257

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # MA6341, 4.50%, 12/20/2049	590,943	634,754

Pool # BT1382, 3.00%, 1/20/2050	299,245	327,006

Pool # MA6409, 3.00%, 1/20/2050	977,762	1,028,474

Pool # MA6410, 3.50%, 1/20/2050	399,487	419,970

Pool # BR2145, 3.00%, 2/20/2050	258,945	274,290

Pool # MA6474, 3.00%, 2/20/2050	236,124	249,226

Pool # MA6478, 5.00%, 2/20/2050	112,414	122,825

Pool # BT3619, 3.00%, 3/20/2050	102,110	107,777

Pool # MA6542, 3.50%, 3/20/2050	460,262	483,861

Pool # MA6545, 5.00%, 3/20/2050	143,927	157,256

Pool # BU6116, 2.50%, 4/20/2050	596,866	618,166

Pool # BT6608, 3.00%, 4/20/2050	239,087	247,393

Pool # MA6599, Class 357, 3.00%, 4/20/2050	341,173	360,105

Pool # MA6656, 3.00%, 5/20/2050	118,972	125,574

Pool # MA6657, 3.50%, 5/20/2050	118,422	124,494

Pool # MA6709, 2.50%, 6/20/2050	1,133,239	1,194,932

Pool # MA6769, 4.50%, 7/20/2050	251,157	271,362

Pool # MA6820, 3.00%, 8/20/2050	350,000	369,422

GNMA II, 30 Year, Single Family

Pool # MA1012, 3.50%, 5/20/2043	203,633	220,001

Pool # MA5194, 5.00%, 5/20/2048	300,609	328,447

Total Mortgage-Backed Securities (Cost $178,685,670)		182,213,414

Commercial Mortgage-Backed Securities — 2.1%

Banc of America Commercial Mortgage Trust Series 2017-BNK3, Class A4, 3.57%, 2/15/2050	20,000	22,502

BANK

Series 2017-BNK4, Class ASB, 3.42%, 5/15/2050	30,000	32,579

Series 2019-BN16, Class A4, 4.01%, 2/15/2052	60,000	70,824

Series 2019-BN21, Class A5, 2.85%, 10/17/2052	60,000	66,127

Series 2019-BN23, Class A3, 2.92%, 12/15/2052	142,000	157,415

Series 2018-BN10, Class A5, 3.69%, 2/15/2061	20,000	22,883

Series 2018-BN10, Class AS, 3.90%, 2/15/2061 (e)	180,000	203,016

Series 2019-BN19, Class A3, 3.18%, 8/15/2061	100,000	112,476

Series 2019-BN22, Class A4, 2.98%, 11/15/2062	260,000	289,771

BBCMS Mortgage Trust Series 2018-C2, Class A5, 4.31%, 12/15/2051	40,000	47,741

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Benchmark Mortgage Trust

Series 2018-B1, Class A5, 3.67%, 1/15/2051 (e)	50,000	57,288

Series 2018-B2, Class B, 4.34%, 2/15/2051 ‡ (e)	20,000	21,664

Series 2018-B5, Class A4, 4.21%, 7/15/2051	110,000	131,011

Series 2018-B6, Class A2, 4.20%, 10/10/2051	50,000	53,625

Series 2018-B8, Class A5, 4.23%, 1/15/2052	40,000	47,887

Series 2020-B16, Class AM, 2.94%, 2/15/2053 ‡ (e)	180,000	194,498

Cantor Commercial Real Estate Lending

Series 2019-CF2, Class AS, 3.12%, 11/15/2052	75,000	80,941

CD Mortgage Trust

Series 2017-CD3, Class A4, 3.63%, 2/10/2050	50,000	56,716

Series 2017-CD6, Class ASB, 3.33%, 11/13/2050	20,000	21,800

Series 2017-CD6, Class AM, 3.71%, 11/13/2050 (e)	30,000	32,168

CFCRE Commercial Mortgage Trust

Series 2017-C8, Class A4, REIT, 3.57%, 6/15/2050	30,000	33,911

Series 2016-C7, Class ASB, 3.64%, 12/10/2054	20,000	21,771

Citigroup Commercial Mortgage Trust

Series 2014-GC21, Class AAB, 3.48%, 5/10/2047	15,263	15,974

Series 2014-GC23, Class B, 4.17%, 7/10/2047 ‡ (e)	30,000	32,319

Series 2014-GC25, Class AAB, 3.37%, 10/10/2047	24,389	25,542

Series 2015-GC29, Class C, 4.30%, 4/10/2048 ‡ (e)	40,000	39,132

Series 2016-C1, Class AAB, 3.00%, 5/10/2049	100,000	105,662

Series 2016-P5, Class A2, 2.40%, 10/10/2049	50,000	50,602

Series 2017-P7, Class A2, 3.21%, 4/14/2050	407,000	415,213

Series 2019-GC43, Class A4, 3.04%, 11/10/2052	50,000	55,686

Commercial Mortgage Trust

Series 2013-CR9, Class A4, 4.36%, 7/10/2045 (e)	120,000	129,800

Series 2012-CR3, Class A3, 2.82%, 10/15/2045	159,394	163,256

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	137

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Commercial Mortgage-Backed Securities — continued

Series 2012-CR4, Class A3, 2.85%, 10/15/2045	24,848	25,685

Series 2013-CR6, Class A4, 3.10%, 3/10/2046	20,000	20,887

Series 2013-CR7, Class A4, 3.21%, 3/10/2046	48,255	50,624

Series 2014-CR14, Class C, 4.77%, 2/10/2047 ‡ (e)	30,000	29,700

Series 2014-UBS4, Class C, 4.80%, 8/10/2047 ‡ (e)	54,000	52,953

Series 2014-UBS5, Class AM, 4.19%, 9/10/2047 (e)	40,000	43,370

Series 2014-CR20, Class A3, 3.33%, 11/10/2047	45,000	48,374

Series 2014-UBS6, Class A4, 3.38%, 12/10/2047	140,000	151,402

Series 2015-LC19, Class A4, 3.18%, 2/10/2048	200,000	216,279

Series 2015-LC21, Class AM, 4.04%, 7/10/2048 (e)	30,000	32,632

Series 2015-CR25, Class A4, 3.76%, 8/10/2048	30,000	33,399

CSAIL Commercial Mortgage Trust

Series 2015-C3, Class A4, 3.72%, 8/15/2048	30,000	33,140

Series 2015-C3, Class B, 4.24%, 8/15/2048 ‡ (e)	70,000	62,315

Series 2016-C5, Class A5, 3.76%, 11/15/2048	27,000	30,134

Series 2019-C15, Class A4, 4.05%, 3/15/2052	210,000	247,522

DBGS Mortgage Trust Series 2018-C1, Class A4, 4.47%, 10/15/2051	20,000	24,083

DBJPM Mortgage Trust Series 2017-C6, Class A5, 3.33%, 6/10/2050	20,000	22,430

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K027, Class A2, 2.64%, 1/25/2023	267,000	278,927

Series K028, Class A2, 3.11%, 2/25/2023	100,000	105,601

Series K029, Class A2, 3.32%, 2/25/2023	150,000	159,306

Series K033, Class A2, 3.06%, 7/25/2023 (e)	220,000	234,522

Series K036, Class A2, 3.53%, 10/25/2023 (e)	162,000	175,808

Series K725, Class AM, 3.10%, 2/25/2024 (e)	50,000	53,793

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Series K728, Class A2, 3.06%, 8/25/2024 (e)	50,000	54,256

Series K040, Class A2, 3.24%, 9/25/2024	70,000	76,918

Series K731, Class A2, 3.60%, 2/25/2025 (e)	50,000	55,234

Series K051, Class A2, 3.31%, 9/25/2025	40,000	44,849

Series K734, Class A2, 3.21%, 2/25/2026	370,000	413,673

Series K735, Class A2, 2.86%, 5/25/2026	50,000	55,367

Series K057, Class A2, 2.57%, 7/25/2026	63,000	68,828

Series K063, Class A1, 3.05%, 8/25/2026	44,830	48,239

Series K084, Class A2, 3.78%, 10/25/2028 (e)	500,000	594,487

Series K085, Class A2, 4.06%, 10/25/2028 (e)	120,000	145,031

Series K096, Class A2, 2.52%, 7/25/2029	295,000	329,226

Series K100, Class A2, 2.67%, 9/25/2029	400,000	452,436

Series K-1512, Class A2, 2.99%, 5/25/2031	75,000	88,179

Series K156, Class A3, 3.70%, 6/25/2033 (e)	91,000	112,301

Series K-1512, Class A3, 3.06%, 4/25/2034	150,000	178,012

Series K-1513, Class A3, 2.80%, 8/25/2034	325,000	372,411

Series K-1514, Class A2, 2.86%, 10/25/2034	400,000	461,525

FNMA ACES

Series 2012-M1, Class A2, 2.73%, 10/25/2021	29,022	29,331

Series 2014-M2, Class A2, 3.51%, 12/25/2023 (e)	38,734	42,163

Series 2014-M3, Class A2, 3.50%, 1/25/2024 (e)	36,016	39,252

Series 2017-M10, Class AV2, 2.64%, 7/25/2024 (e)	50,000	53,186

Series 2016-M6, Class A1, 2.14%, 5/25/2026	43,828	45,492

Series 2016-M11, Class A1, 2.08%, 7/25/2026	47,965	49,711

Series 2017-M1, Class A2, 2.50%, 10/25/2026 (e)	200,000	216,605

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Commercial Mortgage-Backed Securities — continued

Series 2017-M7, Class A2, 2.96%, 2/25/2027 (e)	200,000	222,334

Series 2017-M12, Class A1, 2.75%, 6/25/2027	31,007	32,596

Series 2017-M12, Class A2, 3.18%, 6/25/2027 (e)	202,756	228,855

Series 2018-M10, Class A2, 3.48%, 7/25/2028 (e)	40,000	46,569

Series 2018-M14, Class A2, 3.70%, 8/25/2028 (e)	450,000	531,930

Series 2019-M1, Class A2, 3.67%, 9/25/2028 (e)	85,000	100,330

Series 2018-M13, Class A1, 3.82%, 3/25/2030 (e)	34,489	39,898

GS Mortgage Securities Trust

Series 2012-GCJ9, Class A3, 2.77%, 11/10/2045	78,273	80,247

Series 2014-GC24, Class AAB, 3.65%, 9/10/2047	20,161	21,235

Series 2014-GC24, Class AS, 4.16%, 9/10/2047 (e)	170,000	185,300

Series 2015-GC28, Class A4, 3.14%, 2/10/2048	40,000	43,036

Series 2016-GS4, Class A2, 2.91%, 11/10/2049	500,000	509,964

Series 2015-GC30, Class A4, 3.38%, 5/10/2050	25,000	27,290

Series 2019-GSA1, Class A4, 3.05%, 11/10/2052	260,000	288,777

JP Morgan Chase Commercial Mortgage Securities Trust

Series 2012-C8, Class A3, 2.83%, 10/15/2045	7,260	7,477

Series 2012-LC9, Class A5, 2.84%, 12/15/2047	19,879	20,521

JPMBB Commercial Mortgage Securities Trust

Series 2013-C12, Class C, 4.24%, 7/15/2045 ‡ (e)	240,000	236,202

Series 2015-C29, Class B, 4.12%, 5/15/2048 ‡ (e)	40,000	39,729

Series 2015-C31, Class A3, 3.80%, 8/15/2048	40,000	44,573

JPMDB Commercial Mortgage Securities Trust

Series 2016-C2, Class B, 3.99%, 6/15/2049 (e)	20,000	19,542

Series 2017-C5, Class B, 4.01%, 3/15/2050‡ (e)	20,000	21,191

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2012-C5, Class A4, 3.18%, 8/15/2045	20,000	20,681

Series 2013-C9, Class A4, 3.10%, 5/15/2046	30,000	31,471

Series 2013-C11, Class AS, 4.50%, 8/15/2046 ‡ (e)	120,000	129,349

Series 2015-C22, Class AS, 3.56%, 4/15/2048 ‡	40,000	42,575

Series 2015-C25, Class ASB, 3.38%, 10/15/2048	50,000	52,770

Series 2015-C25, Class A5, 3.64%, 10/15/2048	40,000	44,311

Series 2016-C32, Class A4, 3.72%, 12/15/2049	295,000	333,901

Morgan Stanley Capital I Trust

Series 2012-C4, Class A4, 3.24%, 3/15/2045	38,000	38,871

Series 2017-H1, Class C, 4.28%, 6/15/2050 ‡ (e)	25,000	24,292

Series 2019-L2, Class A4, 4.07%, 3/15/2052	50,000	59,351

Series 2019-L3, Class A4, 3.13%, 11/15/2052	100,000	111,807

UBS Commercial Mortgage Trust

Series 2012-C1, Class A3, 3.40%, 5/10/2045	122,004	125,646

Series 2017-C1, Class A2, 2.98%, 6/15/2050	30,000	30,662

Series 2017-C4, Class ASB, 3.37%, 10/15/2050	40,000	43,541

Series 2017-C5, Class AS, 3.78%, 11/15/2050 (e)	70,000	76,406

Series 2017-C7, Class AS, 4.06%, 12/15/2050 (e)	50,000	56,737

UBS-Barclays Commercial Mortgage Trust

Series 2013-C5, Class A4, 3.18%, 3/10/2046	40,000	41,750

Series 2012-C2, Class A4, 3.53%, 5/10/2063	20,000	20,752

Wells Fargo Commercial Mortgage Trust

Series 2012-LC5, Class A3, 2.92%, 10/15/2045	72,342	74,702

Series 2013-LC12, Class A4, 4.22%, 7/15/2046 (e)	300,000	321,922

Series 2015-C27, Class A4, 3.19%, 2/15/2048	42,549	45,504

Series 2015-C28, Class A4, 3.54%, 5/15/2048	20,000	22,046

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	139

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Commercial Mortgage-Backed Securities — continued

Series 2015-C29, Class A4, 3.64%, 6/15/2048	120,000	132,921

Series 2018-C45, Class A3, 3.92%, 6/15/2051	45,000	52,402

Series 2019-C53, Class A4, 3.04%, 10/15/2052	125,000	139,680

Series 2020-C55, Class A5, 2.73%, 2/15/2053	240,000	261,461

WFRBS Commercial Mortgage Trust

Series 2012-C9, Class AS, 3.39%, 11/15/2045	60,000	62,368

Series 2012-C10, Class A3, 2.88%, 12/15/2045	40,000	41,370

Series 2013-C15, Class AS, 4.36%, 8/15/2046 (e)	190,000	203,655

Series 2014-C22, Class A4, 3.49%, 9/15/2057	40,000	42,908

Series 2014-C22, Class A5, 3.75%, 9/15/2057	25,000	27,428

Total Commercial Mortgage-Backed Securities (Cost $13,929,673)		14,432,234

Foreign Government Securities — 1.8%

Canada Government Bond (Canada)

2.63%, 1/25/2022	350,000	361,794

1.63%, 1/22/2025	35,000	36,911

Export Development Canada (Canada)

2.00%, 5/17/2022	25,000	25,751

1.75%, 7/18/2022	60,000	61,688

2.50%, 1/24/2023	120,000	126,437

2.63%, 2/21/2024	55,000	59,441

FMS Wertmanagement AoeR (Germany) 2.75%, 1/30/2024	200,000	216,686

Hungary Government Bond (Hungary)

5.38%, 2/21/2023	142,000	156,927

5.75%, 11/22/2023	50,000	57,457

5.38%, 3/25/2024	26,000	29,943

Italian Republic Government Bond (Italy)

6.88%, 9/27/2023	44,000	51,343

5.38%, 6/15/2033	163,000	204,884

Japan Bank for International Cooperation (Japan)

1.63%, 10/17/2022	200,000	205,186

1.75%, 1/23/2023	200,000	206,401

2.50%, 5/28/2025	220,000	239,639

2.88%, 6/1/2027	202,000	228,941

2.88%, 7/21/2027	218,000	247,233

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oriental Republic of Uruguay (Uruguay)

8.00%, 11/18/2022	25,000	27,155

4.50%, 8/14/2024	140,000	154,341

4.38%, 10/27/2027	80,000	92,946

5.10%, 6/18/2050 (c)	101,000	140,221

4.98%, 4/20/2055	55,000	76,108

Province of Alberta (Canada)

2.20%, 7/26/2022	90,000	93,097

3.35%, 11/1/2023	100,000	108,982

2.95%, 1/23/2024	50,000	54,111

1.88%, 11/13/2024	52,000	54,776

3.30%, 3/15/2028	25,000	29,159

1.30%, 7/22/2030	57,000	57,359

Province of British Columbia (Canada)

2.65%, 9/22/2021	117,000	119,954

2.00%, 10/23/2022	144,000	149,286

1.75%, 9/27/2024	100,000	105,388

2.25%, 6/2/2026	49,000	53,541

Province of Manitoba (Canada)

8.88%, 9/15/2021	58,000	62,935

2.13%, 5/4/2022	33,000	33,968

Province of Ontario (Canada)

2.50%, 9/10/2021	410,000	419,079

2.40%, 2/8/2022	95,000	97,831

2.55%, 4/25/2022	297,000	307,825

1.75%, 1/24/2023	150,000	154,994

3.40%, 10/17/2023	95,000	103,721

3.05%, 1/29/2024	55,000	59,791

2.50%, 4/27/2026	30,000	32,963

2.30%, 6/15/2026	30,000	32,627

2.00%, 10/2/2029	25,000	26,978

Province of Quebec (Canada)

2.75%, 8/25/2021	26,000	26,617

2.38%, 1/31/2022	235,000	241,737

1.50%, 2/11/2025 (c)	120,000	125,072

2.50%, 4/20/2026	55,000	60,512

Republic of Chile (Chile)

3.25%, 9/14/2021	102,000	105,079

2.55%, 1/27/2032	150,000	159,055

Republic of Colombia (Colombia)

8.13%, 5/21/2024	93,000	113,033

4.50%, 1/28/2026 (c)	200,000	222,343

4.50%, 3/15/2029	90,000	101,786

10.38%, 1/28/2033	76,000	120,229

5.00%, 6/15/2045	200,000	239,914

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Foreign Government Securities — continued

Republic of Indonesia (Indonesia)

5.35%, 2/11/2049	200,000	271,513

3.50%, 2/14/2050	200,000	213,453

Republic of Korea (South Korea)

5.63%, 11/3/2025	200,000	249,230

2.75%, 1/19/2027	207,000	226,710

3.88%, 9/20/2048	200,000	274,763

Republic of Panama (Panama)

7.13%, 1/29/2026	100,000	127,200

8.88%, 9/30/2027	33,000	47,575

9.38%, 4/1/2029	80,000	124,402

6.70%, 1/26/2036	37,000	55,010

4.50%, 4/1/2056	200,000	259,407

Republic of Peru (Peru)

7.35%, 7/21/2025	80,000	102,904

2.39%, 1/23/2026	45,000	47,347

8.75%, 11/21/2033	75,000	127,801

6.55%, 3/14/2037 (c)	25,000	38,979

5.63%, 11/18/2050	80,000	132,767

Republic of Philippines (Philippines)

7.50%, 9/25/2024	250,000	299,495

9.50%, 10/21/2024	125,000	168,215

10.63%, 3/16/2025	72,000	102,467

9.50%, 2/2/2030	47,000	77,352

2.95%, 5/5/2045	200,000	213,221

Republic of Poland (Poland)

5.00%, 3/23/2022	151,000	161,984

3.25%, 4/6/2026	85,000	96,060

State of Israel Government Bond (Israel)

3.15%, 6/30/2023	200,000	214,366

2.88%, 3/16/2026	200,000	219,996

Svensk Exportkredit AB (Sweden)

0.75%, 4/6/2023 (c)	292,000	295,061

United Mexican States (Mexico)

3.63%, 3/15/2022	240,000	251,447

8.00%, 9/24/2022	51,000	57,996

4.00%, 10/2/2023	36,000	39,279

4.50%, 4/22/2029	280,000	315,935

6.75%, 9/27/2034	25,000	34,259

5.55%, 1/21/2045	200,000	249,564

4.60%, 1/23/2046	200,000	221,824

5.75%, 10/12/2110	394,000	483,766

Total Foreign Government Securities (Cost $12,038,128)		12,482,523

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. Government Agency Securities — 1.6%

FFCB

1.95%, 11/2/2021	44,000	44,788

1.63%, 12/27/2021	240,000	244,170

0.53%, 1/18/2022	309,000	310,387

0.38%, 4/8/2022	290,000	290,982

1.85%, 8/5/2022	34,000	34,935

0.57%, 7/2/2024	45,000	45,122

0.73%, 12/3/2024	292,000	292,037

2.50%, 2/4/2031	43,000	43,410

FHLB

3.00%, 10/12/2021	30,000	30,953

1.63%, 11/19/2021	25,000	25,450

1.88%, 11/29/2021	80,000	81,721

2.63%, 12/10/2021	140,000	144,371

2.38%, 6/10/2022	25,000	25,981

3.00%, 12/9/2022	70,000	74,292

1.38%, 2/17/2023	95,000	97,787

3.38%, 12/8/2023	100,000	109,967

2.50%, 2/13/2024	180,000	193,915

2.88%, 9/13/2024	130,000	142,986

2.75%, 12/13/2024	100,000	110,018

2.38%, 3/14/2025	35,000	38,069

3.25%, 11/16/2028	850,000	1,014,891

2.13%, 9/14/2029	100,000	109,421

5.63%, 3/14/2036	50,000	77,779

5.50%, 7/15/2036	35,000	54,594

FHLMC

1.13%, 8/12/2021	60,000	60,562

2.38%, 1/13/2022	330,000	340,070

0.25%, 6/8/2022	350,000	350,668

0.35%, 6/30/2022	95,000	94,973

0.13%, 7/25/2022	500,000	499,517

0.38%, 5/5/2023	600,000	602,708

2.75%, 6/19/2023	282,000	301,796

0.25%, 6/26/2023	200,000	200,040

1.50%, 2/12/2025	379,000	397,646

0.38%, 7/21/2025	263,000	262,435

2.55%, 12/14/2029 (f)	80,000	70,787

6.25%, 7/15/2032	80,000	125,138

FNMA

1.25%, 8/17/2021	35,000	35,371

1.38%, 10/7/2021	48,000	48,646

2.00%, 1/5/2022	310,000	317,757

2.25%, 4/12/2022	68,000	70,320

1.38%, 9/6/2022	62,000	63,496

2.38%, 1/19/2023	121,000	127,233

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	141

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. Government Agency Securities — continued

0.50%, 5/25/2023	129,000	129,047

2.88%, 9/12/2023	400,000	431,822

2.50%, 2/5/2024	161,000	173,394

2.63%, 9/6/2024	55,000	60,160

0.63%, 4/22/2025	120,000	121,163

0.50%, 6/17/2025	445,000	446,659

2.13%, 4/24/2026	165,000	180,243

1.88%, 9/24/2026	83,000	89,606

6.25%, 5/15/2029	300,000	433,513

7.13%, 1/15/2030	31,000	47,959

6.63%, 11/15/2030	98,000	150,589

6.21%, 8/6/2038	45,000	76,691

Israel Government AID Bond (Israel)

5.50%, 12/4/2023	145,000	169,479

Tennessee Valley Authority

3.88%, 2/15/2021	20,000	20,328

1.88%, 8/15/2022	129,000	132,978

7.13%, 5/1/2030	166,000	255,450

Series B, 4.70%, 7/15/2033	252,000	348,634

6.15%, 1/15/2038	35,000	56,849

3.50%, 12/15/2042	50,000	63,227

5.38%, 4/1/2056	55,000	91,458

4.25%, 9/15/2065	35,000	50,954

Total U.S. Government Agency Securities (Cost $10,816,185)		11,137,392

Supranational — 1.5%

African Development Bank (Supranational)

0.50%, 4/22/2022	37,000	37,158

0.75%, 4/3/2023	240,000	243,102

3.00%, 9/20/2023	50,000	54,151

Asian Development Bank (Supranational)

1.88%, 2/18/2022	147,000	150,530

0.63%, 4/7/2022	360,000	362,308

1.75%, 9/13/2022	273,000	281,362

1.63%, 1/24/2023	100,000	103,309

2.75%, 3/17/2023	25,000	26,587

2.63%, 1/30/2024	150,000	161,920

1.50%, 10/18/2024	60,000	62,915

2.00%, 1/22/2025	100,000	107,038

0.63%, 4/29/2025	100,000	101,047

2.50%, 11/2/2027	80,000	90,203

2.75%, 1/19/2028	100,000	114,877

3.13%, 9/26/2028	80,000	94,634

1.88%, 1/24/2030	93,000	101,700

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Supranational — continued

Asian Infrastructure Investment Bank (The) (Supranational)

2.25%, 5/16/2024	30,000	32,107

0.50%, 5/28/2025	84,000	84,217

Corp. Andina de Fomento (Supranational)

2.13%, 9/27/2021	60,000	60,806

4.38%, 6/15/2022	320,000	338,594

3.75%, 11/23/2023	25,000	27,057

Council of Europe Development Bank (Supranational)

2.63%, 2/13/2023	49,000	51,814

1.38%, 2/27/2025	191,000	199,297

European Bank for Reconstruction & Development (Supranational)

1.50%, 11/2/2021	200,000	202,932

2.13%, 3/7/2022	25,000	25,710

0.50%, 5/19/2025	350,000	351,723

European Investment Bank (Supranational)

1.38%, 9/15/2021	120,000	121,432

2.88%, 12/15/2021	30,000	31,026

2.25%, 3/15/2022	30,000	30,941

2.63%, 5/20/2022	26,000	27,073

2.38%, 6/15/2022	67,000	69,589

1.38%, 9/6/2022	85,000	86,987

2.00%, 12/15/2022	200,000	208,165

2.50%, 3/15/2023	395,000	417,751

3.25%, 1/29/2024	420,000	462,583

2.63%, 3/15/2024	40,000	43,305

1.88%, 2/10/2025 (c)	200,000	213,357

0.63%, 7/25/2025	86,000	87,024

2.38%, 5/24/2027 (c)	41,000	45,805

1.63%, 10/9/2029	130,000	139,401

Inter-American Development Bank (Supranational)

2.50%, 1/18/2023	314,000	330,783

7.00%, 6/15/2025	91,000	117,802

2.00%, 6/2/2026	100,000	108,341

2.38%, 7/7/2027	26,000	28,976

3.13%, 9/18/2028	109,000	129,230

2.25%, 6/18/2029	95,000	106,495

3.20%, 8/7/2042	320,000	411,895

4.38%, 1/24/2044	300,000	458,361

International Bank for Reconstruction & Development (Supranational)

1.38%, 9/20/2021	588,000	595,074

2.13%, 12/13/2021	30,000	30,730

2.00%, 1/26/2022	440,000	450,899

2.13%, 2/13/2023	25,000	26,153

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Supranational — continued

2.50%, 3/19/2024	110,000	118,594

2.50%, 11/25/2024	50,000	54,533

1.63%, 1/15/2025	100,000	105,388

0.63%, 4/22/2025	300,000	303,359

2.50%, 7/29/2025	70,000	77,131

3.13%, 11/20/2025	70,000	79,715

1.88%, 10/27/2026	89,000	96,110

2.50%, 11/22/2027	30,000	33,884

1.75%, 10/23/2029	283,000	306,109

0.75%, 8/26/2030	26,000	25,710

4.75%, 2/15/2035	100,000	146,923

International Finance Corp. (Supranational)

2.00%, 10/24/2022	60,000	62,275

Nordic Investment Bank (Supranational)

2.13%, 2/1/2022	200,000	205,313

Total Supranational (Cost $9,544,669)		9,861,320

Municipal Bonds — 0.6% (g)

California — 0.3%

Bay Area Toll Authority Series 2009F-2, Rev., 6.26%, 4/1/2049	100,000	171,394

Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area Series 2010S-1, Rev., 6.92%, 4/1/2040	40,000	62,848

California State University

Series 2020B, Rev., 2.98%, 11/1/2051	25,000	26,473

East Bay Municipal Utility District, Water System, Build America Bonds

Series 2010B, Rev., 5.87%, 6/1/2040	155,000	236,677

Los Angeles Unified School District

GO, 5.75%, 7/1/2034	20,000	27,733

Series 2010RY, GO, 6.76%, 7/1/2034	105,000	156,037

Regents of the University of California Medical Center Pooled

Series H, Rev., 6.55%, 5/15/2048	40,000	64,240

Santa Clara Valley Transportation Authority

Rev., 5.88%, 4/1/2032	215,000	274,159

State of California

GO, 7.50%, 4/1/2034	245,000	405,451

GO, 7.60%, 11/1/2040	25,000	45,652

State of California Department of Water Resources Power Supply Series 2016P, Rev., 2.00%, 5/1/2022	35,000	35,818

State of California, Various Purpose

GO, 5.70%, 11/1/2021	50,000	53,114

GO, 7.55%, 4/1/2039 (c)	100,000	175,813

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued

University of California Series 2017AX, Rev., 3.06%, 7/1/2025	55,000	60,951

Total California		1,796,360

Connecticut — 0.0% (d)

State of Connecticut Series A, GO, 5.85%, 3/15/2032	75,000	104,343

Illinois — 0.1%

Chicago O’Hare International Airport, Senior Lien Series 2018C, Rev., 4.47%, 1/1/2049	25,000	32,338

City of Chicago Series 2015B, GO, 7.75%, 1/1/2025 (h)	100,000	130,342

Metropolitan Water Reclamation District of Greater Chicago, Build America Bonds GO, 5.72%, 12/1/2038	55,000	80,361

Sales Tax Securitization Corp.

Series 2019A, Rev., 4.64%, 1/1/2040	60,000	71,921

State of Illinois GO, 5.10%, 6/1/2033	345,000	349,468

State of Illinois, Taxable Pension Series 2003, GO, 4.95%, 6/1/2023	53,182	54,002

Total Illinois		718,432

Massachusetts — 0.0% (d)

Commonwealth of Massachusetts, Consolidated Loan of 2010, Build America Bonds Series 2010E, GO, 4.20%, 12/1/2021	40,000	41,245

Missouri — 0.0% (d)

Health and Educational Facilities Authority of the State of Missouri, Educational Facilities, The Washington University Series 2017A, Rev., 3.65%, 8/15/2057	45,000	57,499

Nebraska — 0.0% (d)

University of Nebraska Facilities Corp.

Series 2019A, Rev., 3.04%, 10/1/2049	50,000	54,440

New Jersey — 0.0% (d)

New Jersey Economic Development Authority, Pension Funding

Series 1997B, Rev., AGM, Zero Coupon, 2/15/2023	40,000	38,873

Series 1997A, Rev., NATL-RE, 7.43%, 2/15/2029	35,000	43,597

New Jersey Transportation Trust Fund Authority, Build America Bonds

Series C, Rev., 6.10%, 12/15/2020(h)	145,000	147,371

Series 2010C, Rev., 5.75%, 12/15/2028	155,000	172,701

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	143

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New Jersey — continued

New Jersey Turnpike Authority

Series F, Rev., 7.41%, 1/1/2040	10,000	17,082

Total New Jersey		419,624

New York — 0.1%

City of New York, Build America Bonds Series H-1, GO, 6.25%, 10/9/2020	25,000	25,111

City of New York, Fiscal Year 2010, Build America Bonds Subseries A-2, GO, 5.21%, 10/1/2031	25,000	31,768

New York City Water and Sewer System Series GG, Rev., 5.72%, 6/15/2042	40,000	62,420

New York State Urban Development Corp., State Personal Income Tax, Build America Bonds Series 2009E, Rev., 5.77%, 3/15/2039	25,000	31,838

New York State Urban Development Corp., State Personal Income Tax, General Purpose Series 2019B, Rev., 3.90%, 3/15/2033	65,000	74,100

Port Authority of New York and New Jersey, Consolidated

Series 182, Rev., 5.31%, 8/1/2046	60,000	68,267

Rev., 4.81%, 10/15/2065	120,000	164,233

Total New York		457,737

Ohio — 0.0% (d)

American Municipal Power, Inc., Combined Hydroelectric Projects Series 2010B, Rev., 7.83%, 2/15/2041	25,000	40,288

Oregon — 0.0% (d)

State of Oregon

GO, 5.76%, 6/1/2023	26,806	29,389

GO, 5.89%, 6/1/2027	55,000	69,397

Total Oregon		98,786

Texas — 0.1%

City of Houston GO, 3.96%, 3/1/2047	40,000	49,294

Grand Parkway Transportation Corp. Series 2020B, Rev., 3.24%, 10/1/2052	100,000	104,709

Permanent University Fund—Texas A&M University System Series B, Rev., 3.66%, 7/1/2047	20,000	21,893

State of Texas Series 2009A, GO, 5.52%, 4/1/2039	120,000	176,970

State of Texas, Transportation Commission Highway Improvement Series 2010A, GO, 4.68%, 4/1/2040	45,000	61,670

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued

Texas Transportation Commission State Highway Fund Rev., 5.18%, 4/1/2030	125,000	163,243

Total Texas		577,779

Total Municipal Bonds (Cost $4,225,930)		4,366,533

Asset-Backed Securities — 0.3%

AmeriCredit Automobile Receivables Trust Series 2018-1, Class C, 3.50%, 1/18/2024	15,000	15,617

Capital One Multi-Asset Execution Trust

Series 2016-A5, Class A5, 1.66%, 6/17/2024	20,000	20,266

Series 2019-A1, Class A1, 2.84%, 12/15/2024	50,000	51,833

Series 2017-A6, Class A6, 2.29%, 7/15/2025	10,000	10,393

Series 2019-A3, Class A3, 2.06%, 8/15/2028	400,000	429,226

CarMax Auto Owner Trust

Series 2018-1, Class A4, 2.64%, 6/15/2023	25,000	25,747

Series 2019-1, Class A3, 3.05%, 3/15/2024	120,000	123,422

Series 2018-1, Class D, 3.37%, 7/15/2024	50,000	51,236

Citibank Credit Card Issuance Trust

Series 2018-A6, Class A6, 3.21%, 12/7/2024	50,000	53,173

Series 2018-A7, Class A7, 3.96%, 10/13/2030	100,000	121,469

Discover Card Execution Note Trust Series 2018-A1, Class A1, 3.03%, 8/15/2025	18,000	19,178

Ford Credit Auto Owner Trust Series 2019-A, Class A3, 2.78%, 9/15/2023	120,000	123,120

Ford Credit Floorplan Master Owner Trust A

Series 2019-1, Class A, 2.84%, 3/15/2024	120,000	124,168

Series 2019-3, Class A1, 2.23%, 9/15/2024	75,000	77,482

GM Financial Consumer Automobile Receivables Trust Series 2019-2, Class A3, 2.65%, 2/16/2024	120,000	122,707

Honda Auto Receivables Owner Trust Series 2019-2, Class A3, 2.52%, 6/21/2023	90,000	92,414

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — continued

Mercedes-Benz Auto Lease Trust Series 2020-A, Class A3, 1.84%, 12/15/2022	75,000	76,317

Nissan Auto Receivables Owner Trust

Series 2019-A, Class A3, 2.90%, 10/16/2023	25,000	25,653

Series 2019-B, Class A3, 2.50%, 11/15/2023	180,000	184,682

Synchrony Credit Card Master Note Trust Series 2018-2, Class A, 3.47%, 5/15/2026	50,000	53,562

Toyota Auto Receivables Owner Trust Series 2019-D, Class A3, 1.92%, 1/16/2024	50,000	51,225

World Omni Auto Receivables Trust Series 2018-D, Class A3, 3.33%, 4/15/2024	70,000	71,950

World Omni Select Auto Trust Series 2019-A, Class D, 2.59%, 12/15/2025	182,000	183,413

Total Asset-backed Securities (Cost $2,058,931)		2,108,253

	SHARES
Short-Term Investments — 0.8%

Investment Companies — 0.2%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (i) (j) (Cost $1,428,775)	1,428,775	1,428,775

Investment of Cash Collateral from Securities Loaned — 0.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.32% (i) (j)	3,498,950	3,500,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.07% (i) (j)	505,230	505,230

Total Investment of Cash Collateral from Securities Loaned (Cost $4,005,230)		4,005,230

Total Short-Term Investments (Cost $5,434,005)		5,434,005

Total Investments — 99.7% (Cost $656,694,099)		683,451,551

Other Assets Less Liabilities — 0.3%		2,154,620

Net Assets — 100.0%		685,606,171

Percentages indicated are based on net assets.

Abbreviations
ACES	Alternative Credit Enhancement Securities
AGM	Insured by Assured Guaranty Municipal Corp.
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
NATL	Insured by National Public Finance Guarantee Corp.
RE	Reinsured
REIT	Real Estate Investment Trust
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2020.
(c)	The security or a portion of this security is on loan at August 31, 2020. The total value of securities on loan at August 31, 2020 is $3,838,768.
(d)	Amount rounds to less than 0.1% of net assets.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2020.
(f)	The rate shown is the effective yield as of August 31, 2020.
(g)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(h)	Security is prerefunded or escrowed to maturity.
(i)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(j)	The rate shown is the current yield as of August 31, 2020.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	145

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — 74.8%

Aerospace & Defense — 0.7%

Boeing Co. (The) 4.51%, 5/1/2023	31,519,000	33,285,730

General Dynamics Corp.

(ICE LIBOR USD 3 Month + 0.38%), 0.63%, 5/11/2021 (a)	7,055,000	7,070,104

3.25%, 4/1/2025	2,578,000	2,864,528

Leidos, Inc. 2.95%, 5/15/2023 (b)	30,973,000	32,576,008

Northrop Grumman Corp.

2.55%, 10/15/2022 (c)	5,000,000	5,230,386

2.93%, 1/15/2025	4,099,000	4,472,372

Raytheon Technologies Corp.

2.50%, 12/15/2022 (b)	3,131,000	3,259,592

3.20%, 3/15/2024 (b)	5,792,000	6,259,966

		95,018,686

Automobiles — 2.2%

BMW US Capital LLC (Germany)

(ICE LIBOR USD 3 Month + 0.41%), 0.68%, 4/12/2021 (a) (b)	12,300,000	12,314,710

3.10%, 4/12/2021 (b)	6,383,000	6,488,195

(ICE LIBOR USD 3 Month + 0.50%), 0.75%, 8/13/2021 (a) (b)	979,000	979,994

2.95%, 4/14/2022 (b) (c)	18,360,000	19,104,255

Daimler Finance North America LLC (Germany)

(ICE LIBOR USD 3 Month + 0.43%), 0.69%, 2/12/2021 (a) (b)	3,400,000	3,398,421

(ICE LIBOR USD 3 Month + 0.45%), 0.71%, 2/22/2021 (a) (b)	15,023,000	15,025,316

(ICE LIBOR USD 3 Month + 0.55%), 0.80%, 5/4/2021 (a) (b)	1,658,000	1,657,563

(ICE LIBOR USD 3 Month + 0.90%), 1.18%, 2/15/2022 (a) (b)	24,697,000	24,758,869

(ICE LIBOR USD 3 Month + 0.88%), 1.14%, 2/22/2022 (a) (b)	28,500,000	28,556,883

3.40%, 2/22/2022 (b) (c)	15,649,000	16,258,651

2.55%, 8/15/2022 (b)	3,106,000	3,216,131

Hyundai Capital America

2.75%, 9/18/2020 (b)	1,170,000	1,169,269

3.00%, 10/30/2020 (b) (c)	7,778,000	7,809,598

3.45%, 3/12/2021 (b)	14,976,000	15,163,200

3.00%, 3/18/2021 (b)	5,245,000	5,299,705

2.45%, 6/15/2021 (b) (c)	10,000,000	10,111,000

(ICE LIBOR USD 3 Month + 0.94%), 1.22%, 7/8/2021 (a) (b)	8,250,000	8,248,322

3.10%, 4/5/2022 (b)	2,303,000	2,368,492

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Automobiles — continued

2.85%, 11/1/2022 (b)	10,000,000	10,344,400

5.75%, 4/6/2023 (b)	10,021,000	11,154,626

Volkswagen Group of America Finance LLC (Germany)

(ICE LIBOR USD 3 Month + 0.77%), 1.02%, 11/13/2020 (a) (b)	1,173,000	1,174,485

3.88%, 11/13/2020(b)	203,000	204,349

(ICE LIBOR USD 3 Month + 0.86%), 1.16%, 9/24/2021 (a) (b)	20,965,000	20,978,955

(ICE LIBOR USD 3 Month + 0.94%), 1.20%, 11/12/2021 (a) (b)	7,106,000	7,109,593

4.00%, 11/12/2021 (b)	12,228,000	12,721,265

2.90%, 5/13/2022 (b) (c)	29,836,000	30,958,931

2.70%, 9/26/2022 (b)	9,928,000	10,320,851

3.13%, 5/12/2023 (b)	22,136,000	23,488,370

		310,384,399

Banks — 33.3%

ABN AMRO Bank NV (Netherlands)

(ICE LIBOR USD 3 Month + 0.41%), 0.68%, 1/19/2021 (a) (b)	4,400,000	4,405,764

2.65%, 1/19/2021 (b)	21,596,000	21,777,389

(ICE LIBOR USD 3 Month + 0.57%), 0.82%, 8/27/2021 (a) (b)	12,765,000	12,819,124

3.40%, 8/27/2021 (b)	28,298,000	29,084,741

ANZ New Zealand Int’l Ltd. (New Zealand)

2.75%, 1/22/2021 (b)	10,611,000	10,710,075

2.75%, 2/3/2021 (b)	1,635,000	1,651,274

(ICE LIBOR USD 3 Month + 1.01%), 1.26%, 7/28/2021 (a) (b)	13,356,000	13,472,472

2.13%, 7/28/2021 (b)	8,095,000	8,231,640

2.88%, 1/25/2022 (b)	2,585,000	2,675,278

1.90%, 2/13/2023 (b)	3,630,000	3,751,495

3.40%, 3/19/2024 (b)	10,500,000	11,433,326

Australia & New Zealand Banking Group Ltd. (Australia)

(ICE LIBOR USD 3 Month + 0.32%), 0.56%, 11/9/2020 (a) (b)	4,341,000	4,343,717

2.25%, 11/9/2020	1,110,000	1,114,052

(ICE LIBOR USD 3 Month + 0.46%), 0.74%, 5/17/2021 (a) (b)	2,300,000	2,306,926

(ICE LIBOR USD 3 Month + 0.99%), 1.34%, 6/1/2021 (a) (b)	2,850,000	2,870,066

2.30%, 6/1/2021	1,150,000	1,167,740

(ICE LIBOR USD 3 Month + 0.87%), 1.13%, 11/23/2021 (a) (b)	1,470,000	1,483,280

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

2.55%, 11/23/2021	375,000	385,356

2.63%, 5/19/2022 (c)	11,522,000	11,980,635

2.63%, 11/9/2022	16,021,000	16,839,982

2.05%, 11/21/2022	12,527,000	12,986,118

Banco Santander SA (Spain)

3.50%, 4/11/2022	7,600,000	7,923,556

3.85%, 4/12/2023	6,400,000	6,885,593

2.75%, 5/28/2025	10,000,000	10,629,185

Bank of America Corp.

5.00%, 5/13/2021	3,000,000	3,098,408

(ICE LIBOR USD 3 Month + 0.63%), 2.33%, 10/1/2021 (a)	2,458,000	2,461,843

(ICE LIBOR USD 3 Month + 0.37%), 2.74%, 1/23/2022 (a)	29,591,000	29,857,977

(ICE LIBOR USD 3 Month + 0.63%), 3.50%, 5/17/2022 (a)	8,560,000	8,749,614

(ICE LIBOR USD 3 Month + 0.65%), 0.95%, 6/25/2022 (a)	10,680,000	10,727,724

2.50%, 10/21/2022	1,006,000	1,029,770

3.30%, 1/11/2023	1,473,000	1,571,329

(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023 (a)	313,000	324,016

(ICE LIBOR USD 3 Month + 1.02%), 2.88%, 4/24/2023 (a)	8,532,000	8,846,678

(ICE LIBOR USD 3 Month + 0.93%), 2.82%, 7/21/2023 (a)	2,515,000	2,617,540

4.10%, 7/24/2023	1,101,000	1,214,137

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (a)	4,611,000	4,859,463

4.13%, 1/22/2024	693,000	774,955

(ICE LIBOR USD 3 Month + 0.78%), 3.55%, 3/5/2024 (a)	41,517,000	44,442,735

4.00%, 4/1/2024	625,000	697,521

(ICE LIBOR USD 3 Month + 0.94%), 3.86%, 7/23/2024 (a)	18,545,000	20,172,956

(ICE LIBOR USD 3 Month + 0.97%), 3.46%, 3/15/2025 (a)	2,392,000	2,613,721

Bank of Montreal (Canada)

(ICE LIBOR USD 3 Month + 0.40%), 0.66%, 1/22/2021 (a)	51,605,000	51,675,230

Series D, (ICE LIBOR USD 3 Month + 0.46%), 0.73%, 4/13/2021 (a)	3,635,000	3,645,893

Series D, 3.10%, 4/13/2021	2,099,000	2,136,240

(ICE LIBOR USD 3 Month + 0.79%), 1.04%, 8/27/2021 (a)	525,000	528,904

1.90%, 8/27/2021	5,975,000	6,084,353

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

(ICE LIBOR USD 3 Month + 0.40%), 0.71%, 9/10/2021 (a)	25,665,000	25,742,046

(ICE LIBOR USD 3 Month + 0.57%), 0.85%, 3/26/2022 (a)	30,500,000	30,702,678

2.90%, 3/26/2022	8,690,000	9,038,683

2.35%, 9/11/2022 (c)	5,511,000	5,743,050

2.05%, 11/1/2022	5,930,000	6,136,564

Series E, 3.30%, 2/5/2024	4,833,000	5,272,159

1.85%, 5/1/2025	8,037,000	8,438,489

Bank of New Zealand (New Zealand)

3.50%, 2/20/2024 (b)	10,515,000	11,470,857

Bank of Nova Scotia (The) (Canada)

(ICE LIBOR USD 3 Month + 0.29%), 0.57%, 1/8/2021 (a)	125,000	125,122

2.50%, 1/8/2021	8,413,000	8,479,994

2.45%, 3/22/2021	1,909,000	1,932,855

(ICE LIBOR USD 3 Month + 0.44%), 0.71%, 4/20/2021 (a)	221,000	221,586

3.13%, 4/20/2021	3,243,000	3,302,431

2.80%, 7/21/2021	315,000	322,148

(ICE LIBOR USD 3 Month + 0.64%), 0.96%, 3/7/2022 (a)	10,108,000	10,184,575

2.70%, 3/7/2022 (c)	11,850,000	12,309,616

2.45%, 9/19/2022 (c)	5,887,000	6,147,605

1.95%, 2/1/2023 (c)	11,814,000	12,231,566

1.63%, 5/1/2023	2,850,000	2,934,054

0.80%, 6/15/2023	29,206,000	29,385,808

3.40%, 2/11/2024 (c)	2,682,000	2,930,920

2.20%, 2/3/2025	11,499,000	12,205,291

1.30%, 6/11/2025	23,200,000	23,737,962

Banque Federative du Credit Mutuel SA (France)

2.75%, 10/15/2020 (b)	33,112,000	33,212,922

2.50%, 4/13/2021 (b)	4,724,000	4,786,324

1.96%, 7/21/2021 (b)	55,575,000	56,377,656

2.70%, 7/20/2022 (b) (c)	10,055,000	10,458,723

2.13%, 11/21/2022 (b)	17,217,000	17,806,610

3.75%, 7/20/2023 (b) (c)	4,865,000	5,288,074

2.38%, 11/21/2024 (b)	14,071,000	14,992,156

Barclays Bank plc (United Kingdom)

1.70%, 5/12/2022	23,728,000	24,164,719

Barclays plc (United Kingdom)

3.25%, 1/12/2021	4,567,000	4,611,939

(ICE LIBOR USD 3 Month + 2.11%), 2.35%, 8/10/2021 (a)	21,100,000	21,456,084

3.20%, 8/10/2021	42,609,000	43,611,164

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	147

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

BBVA USA

(ICE LIBOR USD 3 Month + 0.73%), 1.04%, 6/11/2021 (a) (c)	9,511,000	9,537,269

3.50%, 6/11/2021	37,394,000	38,158,030

BNP Paribas SA (France)

5.00%, 1/15/2021	13,409,000	13,643,921

(ICE LIBOR USD 3 Month + 0.39%), 0.63%, 8/7/2021 (a) (b)	34,808,000	34,889,287

2.95%, 5/23/2022(b)	8,058,000	8,375,547

3.50%, 3/1/2023 (b)	9,132,000	9,724,273

3.38%, 1/9/2025 (b)	5,000,000	5,466,643

BNZ International Funding Ltd. (New Zealand)

2.75%, 3/2/2021 (b)	750,000	759,057

(ICE LIBOR USD 3 Month + 0.98%), 1.29%, 9/14/2021 (a) (b)	21,969,000	22,131,142

2.10%, 9/14/2021 (b)	7,705,000	7,837,107

2.65%, 11/3/2022 (b)	4,855,000	5,075,863

3.38%, 3/1/2023 (b)	13,260,000	14,158,512

Canadian Imperial Bank of Commerce (Canada)

(ICE LIBOR USD 3 Month + 0.32%), 0.57%, 2/2/2021 (a)	1,689,000	1,691,059

2.70%, 2/2/2021 (c)	2,324,000	2,348,062

2.55%, 6/16/2022	740,000	769,693

0.95%, 6/23/2023 (c)	40,429,000	40,918,239

(ICE LIBOR USD 3 Month + 0.79%), 2.61%, 7/22/2023 (a)	12,898,000	13,400,015

3.50%, 9/13/2023 (c)	14,238,000	15,582,330

3.10%, 4/2/2024	6,532,000	7,074,927

2.25%, 1/28/2025 (c)	11,181,000	11,836,109

Capital One Bank USA NA (SOFR + 0.62%), 2.01%, 1/27/2023 (a)	2,246,000	2,288,458

Capital One NA

2.95%, 7/23/2021	4,410,000	4,495,842

2.25%, 9/13/2021	9,212,000	9,364,131

2.15%, 9/6/2022 (c)	24,273,000	25,019,207

Citibank NA

2.13%, 10/20/2020	2,100,000	2,102,730

(ICE LIBOR USD 3 Month + 0.35%), 0.61%, 2/12/2021 (a)	1,050,000	1,051,217

2.85%, 2/12/2021	9,828,000	9,920,808

(ICE LIBOR USD 3 Month + 0.57%), 0.83%, 7/23/2021 (a)	4,545,000	4,562,664

3.40%, 7/23/2021	850,000	871,919

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

(ICE LIBOR USD 3 Month + 0.53%), 0.80%, 2/19/2022 (a)	31,435,000	31,479,422

(ICE LIBOR USD 3 Month + 0.53%), 3.16%, 2/19/2022 (a)	22,000,000	22,285,557

Citigroup, Inc.

(ICE LIBOR USD 3 Month + 1.31%), 1.55%, 10/26/2020 (a)	650,000	651,112

(ICE LIBOR USD 3 Month + 1.38%), 1.69%, 3/30/2021 (a)	9,735,000	9,805,049

2.70%, 3/30/2021	3,754,000	3,806,383

(ICE LIBOR USD 3 Month + 1.19%), 1.44%, 8/2/2021 (a) (c)	7,950,000	8,020,096

(ICE LIBOR USD 3 Month + 1.07%), 1.39%, 12/8/2021 (a)	7,645,000	7,727,446

2.90%, 12/8/2021	4,511,000	4,645,666

2.75%, 4/25/2022	7,335,000	7,599,473

(SOFR + 0.87%), 2.31%, 11/4/2022 (a)	6,152,000	6,275,939

(ICE LIBOR USD 3 Month + 0.95%), 2.88%, 7/24/2023 (a)	2,097,000	2,185,392

(SOFR + 1.67%), 1.68%, 5/15/2024 (a)	500,000	512,705

(ICE LIBOR USD 3 Month + 1.02%), 4.04%, 6/1/2024 (a)	1,937,000	2,108,403

(ICE LIBOR USD 3 Month + 0.90%), 3.35%, 4/24/2025 (a)	21,891,000	23,813,316

Citizens Bank NA

2.25%, 10/30/2020	28,030,000	28,073,033

2.55%, 5/13/2021	16,676,000	16,903,409

(ICE LIBOR USD 3 Month + 0.72%), 0.98%, 2/14/2022 (a)	13,543,000	13,592,827

3.25%, 2/14/2022	15,501,000	16,087,167

2.65%, 5/26/2022	5,954,000	6,157,888

Comerica Bank 2.50%, 7/23/2024 (c)	725,000	774,018

Commonwealth Bank of Australia (Australia)

2.20%, 11/9/2020 (b)	1,000,000	1,003,584

(ICE LIBOR USD 3 Month + 0.70%), 1.01%, 3/10/2022 (a) (b)	2,348,000	2,367,724

2.75%, 3/10/2022 (b)	1,452,000	1,506,513

2.50%, 9/18/2022 (b) (c)	13,980,000	14,575,337

1.63%, 10/17/2022 (b)	25,290,000	25,956,418

3.45%, 3/16/2023 (b) (c)	1,553,000	1,668,677

3.35%, 6/4/2024 (b) (c)	1,060,000	1,163,446

Cooperatieve Rabobank UA (Netherlands)

4.50%, 1/11/2021	1,886,000	1,914,593

SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

2.50%, 1/19/2021	3,950,000	3,983,421

(ICE LIBOR USD 3 Month + 0.43%), 0.67%, 4/26/2021 (a)	7,490,000	7,510,987

3.13%, 4/26/2021	13,515,000	13,771,937

(ICE LIBOR USD 3 Month + 0.83%), 1.10%, 1/10/2022 (a)	3,700,000	3,737,252

2.75%, 1/10/2022	420,000	434,116

3.88%, 2/8/2022	18,176,000	19,102,580

2.75%, 1/10/2023	2,089,000	2,203,235

3.88%, 9/26/2023 (b)	6,490,000	7,134,106

Credit Agricole Corporate & Investment Bank SA (France)

(ICE LIBOR USD 3 Month + 0.63%), 0.92%, 10/3/2021 (a)	32,889,000	32,902,433

Credit Agricole SA (France)

3.75%, 4/24/2023 (b)	10,180,000	10,988,618

3.25%, 10/4/2024 (b)	4,458,000	4,856,219

Credit Suisse Group Funding Guernsey Ltd. (Switzerland)

3.13%, 12/10/2020	51,883,000	52,290,704

(ICE LIBOR USD 3 Month + 2.29%), 2.56%, 4/16/2021 (a)	6,956,000	7,048,932

3.45%, 4/16/2021	17,850,000	18,187,827

DBS Group Holdings Ltd. (Singapore)

2.85%, 4/16/2022 (b)	44,859,000	46,288,428

DNB Bank ASA (Norway)

(ICE LIBOR USD 3 Month + 0.37%), 0.67%, 10/2/2020 (a) (b)	8,050,000	8,052,708

2.13%, 10/2/2020(b)	87,271,000	87,412,218

2.38%, 6/2/2021 (b)	7,871,000	7,991,418

2.15%, 12/2/2022 (b)	35,121,000	36,451,724

Federation des Caisses Desjardins du Quebec (Canada)

(ICE LIBOR USD 3 Month + 0.33%), 0.60%, 10/30/2020 (a) (b)	5,967,000	5,971,146

2.25%, 10/30/2020 (b)	102,391,000	102,710,460

2.05%, 2/10/2025 (b) (c)	5,200,000	5,428,753

Fifth Third Bancorp

1.63%, 5/5/2023	18,545,000	19,026,739

3.65%, 1/25/2024	23,511,000	25,716,084

2.38%, 1/28/2025	1,056,000	1,121,509

Fifth Third Bank NA

(ICE LIBOR USD 3 Month + 0.25%), 0.52%, 10/30/2020 (a)	10,655,000	10,657,469

2.20%, 10/30/2020 (c)	9,340,000	9,354,144

(ICE LIBOR USD 3 Month + 0.44%), 0.68%, 7/26/2021 (a)	14,045,000	14,091,580

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

First Republic Bank

(SOFR + 0.62%), 1.91%, 2/12/2024 (a)	592,000	609,434

HSBC Holdings plc (United Kingdom)

(ICE LIBOR USD 3 Month + 1.66%), 1.91%, 5/25/2021 (a)	13,153,000	13,295,447

2.95%, 5/25/2021	69,745,000	71,078,473

(ICE LIBOR USD 3 Month + 0.65%), 0.97%, 9/11/2021 (a)	14,857,000	14,858,749

2.65%, 1/5/2022 (c)	1,241,000	1,277,281

4.00%, 3/30/2022	1,530,000	1,612,543

HSBC USA, Inc.

5.00%, 9/27/2020	2,661,000	2,669,806

3.50%, 6/23/2024	5,000,000	5,500,190

Huntington Bancshares, Inc.

3.15%, 3/14/2021	5,019,000	5,083,414

2.63%, 8/6/2024 (c)	23,250,000	24,889,267

Huntington National Bank (The)

(ICE LIBOR USD 3 Month + 0.55%), 0.80%, 2/5/2021 (a)	11,594,000	11,613,687

3.25%, 5/14/2021	7,344,000	7,478,164

3.13%, 4/1/2022	2,128,000	2,212,211

2.50%, 8/7/2022	16,029,000	16,644,282

1.80%, 2/3/2023	500,000	514,855

3.55%, 10/6/2023	1,640,000	1,790,952

ING Groep NV (Netherlands)

(ICE LIBOR USD 3 Month + 1.15%), 1.46%, 3/29/2022 (a)	21,325,000	21,559,815

3.15%, 3/29/2022	58,170,000	60,510,111

4.10%, 10/2/2023	3,730,000	4,116,976

KeyBank NA

2.40%, 6/9/2022	965,000	997,636

2.30%, 9/14/2022	5,119,000	5,310,977

1.25%, 3/10/2023	500,000	509,999

KeyCorp

2.90%, 9/15/2020	21,166,000	21,185,473

5.10%, 3/24/2021	12,301,000	12,632,369

Lloyds Bank plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.49%), 0.73%, 5/7/2021 (a)	2,101,000	2,106,127

Lloyds Banking Group plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.80%), 1.11%, 6/21/2021 (a)	300,000	301,458

3.10%, 7/6/2021	1,445,000	1,478,322

3.00%, 1/11/2022	7,896,000	8,165,626

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	149

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

(ICE LIBOR USD 3 Month + 1.25%), 2.86%, 3/17/2023 (a) (c)	320,000	330,614

4.05%, 8/16/2023 (c)	2,116,000	2,314,398

(ICE LIBOR USD 3 Month + 0.81%), 2.91%, 11/7/2023 (a)	3,334,000	3,485,237

Manufacturers & Traders Trust Co.

2.63%, 1/25/2021	265,000	266,975

2.50%, 5/18/2022	250,000	258,625

Mitsubishi UFJ Financial Group, Inc. (Japan)

2.95%, 3/1/2021	3,584,000	3,631,254

(ICE LIBOR USD 3 Month + 0.65%), 0.89%, 7/26/2021 (a)	9,060,000	9,098,617

3.54%, 7/26/2021	17,367,000	17,853,874

(ICE LIBOR USD 3 Month + 1.06%), 1.37%, 9/13/2021 (a)	6,387,000	6,441,945

2.19%, 9/13/2021	1,877,000	1,911,833

(ICE LIBOR USD 3 Month + 0.92%), 1.18%, 2/22/2022 (a)	4,789,000	4,837,135

3.00%, 2/22/2022	42,869,000	44,479,691

(ICE LIBOR USD 3 Month + 0.70%), 1.02%, 3/7/2022 (a)	22,890,000	23,045,694

2.62%, 7/18/2022	20,517,000	21,341,885

2.67%, 7/25/2022	10,807,000	11,234,656

3.46%, 3/2/2023	351,000	375,186

3.76%, 7/26/2023	2,493,000	2,716,049

2.19%, 2/25/2025 (c)	5,619,000	5,909,861

1.41%, 7/17/2025	10,000,000	10,174,192

Mizuho Bank Ltd. (Japan) 3.20%, 3/26/2025 (b)	600,000	658,377

Mizuho Financial Group, Inc. (Japan)

2.63%, 4/12/2021 (b)	54,552,000	55,321,178

(ICE LIBOR USD 3 Month + 1.14%), 1.45%, 9/13/2021 (a)	15,690,000	15,844,044

(ICE LIBOR USD 3 Month + 0.94%), 1.20%, 2/28/2022 (a)	6,865,000	6,929,958

(ICE LIBOR USD 3 Month + 0.88%), 1.19%, 9/11/2022 (a)	6,000,000	6,059,040

2.60%, 9/11/2022	6,986,000	7,274,365

3.55%, 3/5/2023	3,942,000	4,219,771

(ICE LIBOR USD 3 Month + 0.84%), 2.72%, 7/16/2023 (a)	4,363,000	4,524,182

(ICE LIBOR USD 3 Month + 0.99%), 1.24%, 7/10/2024 (a)	15,000,000	15,182,692

(ICE LIBOR USD 3 Month + 1.00%), 3.92%, 9/11/2024 (a)	8,066,000	8,779,031

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

MUFG Americas Holdings Corp. 3.50%, 6/18/2022	9,413,000	9,908,099

MUFG Bank Ltd. (Japan) 4.10%, 9/9/2023 (b)	200,000	220,089

MUFG Union Bank NA

3.15%, 4/1/2022	1,220,000	1,272,212

(SOFR + 0.71%), 0.78%, 12/9/2022 (a)	24,750,000	24,796,238

National Australia Bank Ltd. (Australia)

(ICE LIBOR USD 3 Month + 0.35%), 0.62%, 1/12/2021 (a) (b)	7,670,000	7,679,995

2.50%, 1/12/2021	1,735,000	1,747,613

2.63%, 1/14/2021	1,048,000	1,057,048

(ICE LIBOR USD 3 Month + 1.00%), 1.27%, 7/12/2021 (a) (b) (c)	4,750,000	4,787,439

1.88%, 7/12/2021	3,895,000	3,949,491

3.38%, 9/20/2021	6,250,000	6,451,500

(ICE LIBOR USD 3 Month + 0.71%), 0.96%, 11/4/2021 (a) (b)	18,111,000	18,243,836

3.70%, 11/4/2021	250,000	257,155

2.50%, 5/22/2022	8,967,000	9,308,021

1.88%, 12/13/2022	7,765,000	8,035,144

3.00%, 1/20/2023	5,600,000	5,930,321

2.88%, 4/12/2023 (c)	3,345,000	3,539,244

National Bank of Canada (Canada)

2.20%, 11/2/2020	3,148,000	3,152,871

(ICE LIBOR USD 3 Month + 0.40%), 0.71%, 3/21/2021 (a) (b)	60,000,000	60,050,361

2.15%, 10/7/2022 (b)	13,125,000	13,569,023

2.10%, 2/1/2023	43,700,000	45,241,504

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.77%), 0.90%, 8/15/2023 (a) (c)	15,000,000	15,088,916

Natwest Group plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.15%), 2.36%, 5/22/2024 (a)	133,000	137,691

(ICE LIBOR USD 3 Month + 1.76%), 4.27%, 3/22/2025 (a)	10,045,000	11,041,806

Nordea Bank Abp (Finland)

2.50%, 9/17/2020 (b)	4,505,000	4,509,413

4.88%, 1/14/2021 (b)	4,908,000	4,991,681

(ICE LIBOR USD 3 Month + 0.99%), 1.24%, 5/27/2021 (a) (b)	4,600,000	4,634,246

2.25%, 5/27/2021 (b) (c)	46,490,000	47,154,089

1.00%, 6/9/2023(b)	15,826,000	16,029,587

SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

0.75%, 8/28/2025 (b) (c)	20,000,000	19,933,005

PNC Bank NA

2.45%, 11/5/2020	6,833,000	6,846,681

(ICE LIBOR USD 3 Month + 0.25%), 0.51%, 1/22/2021 (a)	1,850,000	1,850,935

2.15%, 4/29/2021	10,230,000	10,344,007

(ICE LIBOR USD 3 Month + 0.44%), 2.23%, 7/22/2022 (a)	6,211,000	6,313,931

(ICE LIBOR USD 3 Month + 0.42%), 2.03%, 12/9/2022 (a)	3,610,000	3,682,317

(ICE LIBOR USD 3 Month + 0.00%), 1.74%, 2/24/2023 (a)	2,405,000	2,451,846

PNC Financial Services Group, Inc. (The) 2.85%, 11/9/2022 (d)	1,465,000	1,541,481

Regions Financial Corp. 2.25%, 5/18/2025	1,680,000	1,783,603

Royal Bank of Canada (Canada)

(ICE LIBOR USD 3 Month + 0.24%), 0.48%, 10/26/2020 (a)	269,000	269,119

2.15%, 10/26/2020	28,753,000	28,837,780

2.50%, 1/19/2021	215,000	216,861

(ICE LIBOR USD 3 Month + 0.40%), 0.64%, 1/25/2021 (a)	11,147,000	11,165,482

(ICE LIBOR USD 3 Month + 0.39%), 0.66%, 4/30/2021 (a)	8,135,000	8,156,094

(ICE LIBOR USD 3 Month + 0.73%), 0.98%, 2/1/2022 (a)	1,333,000	1,345,508

1.95%, 1/17/2023	479,000	496,410

1.60%, 4/17/2023	43,938,000	45,383,151

3.70%, 10/5/2023	7,562,000	8,298,147

2.25%, 11/1/2024	10,000,000	10,659,876

1.15%, 6/10/2025 (c)	25,000,000	25,449,423

Santander UK Group Holdings plc (United Kingdom)

2.88%, 10/16/2020	9,770,000	9,800,385

3.13%, 1/8/2021	54,211,000	54,731,342

2.88%, 8/5/2021	4,092,000	4,184,199

Santander UK plc (United Kingdom)

2.13%, 11/3/2020	6,923,000	6,944,407

2.50%, 1/5/2021	5,590,000	5,632,259

(ICE LIBOR USD 3 Month + 0.62%), 0.97%, 6/1/2021 (a) (c)	3,000,000	3,011,671

3.40%, 6/1/2021	6,638,000	6,792,924

(ICE LIBOR USD 3 Month + 0.66%), 0.94%, 11/15/2021 (a) (c)	6,288,000	6,325,439

2.10%, 1/13/2023 (c)	26,835,000	27,784,358

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

2.88%, 6/18/2024 (c)	2,200,000	2,380,481

Skandinaviska Enskilda Banken AB (Sweden)

2.63%, 11/17/2020 (b)	457,000	459,289

(ICE LIBOR USD 3 Month + 0.43%), 0.71%, 5/17/2021 (a) (b)	200,000	200,549

3.25%, 5/17/2021 (b)	41,540,000	42,353,436

1.88%, 9/13/2021	22,200,000	22,572,693

3.05%, 3/25/2022 (b)	13,760,000	14,307,510

2.20%, 12/12/2022 (b)	10,957,000	11,391,634

0.55%, 9/1/2023 (b)	21,337,000	21,331,026

Societe Generale SA (France)

2.63%, 9/16/2020 (b) (c)	6,562,000	6,568,115

(ICE LIBOR USD 3 Month + 1.33%), 1.61%, 4/8/2021 (a) (b)	5,150,000	5,187,455

2.50%, 4/8/2021 (b) (c)	20,365,000	20,625,425

5.20%, 4/15/2021 (b)	60,174,000	61,995,094

4.25%, 9/14/2023 (b)	5,300,000	5,750,098

2.63%, 1/22/2025 (b)	5,000,000	5,231,429

1.38%, 7/8/2025 (b) (c)	50,000,000	51,152,207

Standard Chartered plc (United Kingdom) 3.05%, 1/15/2021 (b) (c)	39,774,000	40,134,393

(ICE LIBOR USD 3 Month + 1.20%), 2.74%, 9/10/2022 (a) (b) (c)	4,300,000	4,377,765

(ICE LIBOR USD 3 Month + 1.15%), 4.25%, 1/20/2023 (a) (b)	12,157,000	12,646,268

Sumitomo Mitsui Banking Corp. (Japan) 3.20%, 7/18/2022	2,203,000	2,310,993

Sumitomo Mitsui Financial Group, Inc. (Japan)

(ICE LIBOR USD 3 Month + 1.68%), 1.99%, 3/9/2021 (a)	6,353,000	6,404,780

2.93%, 3/9/2021	6,815,000	6,908,046

(ICE LIBOR USD 3 Month + 1.11%), 1.38%, 7/14/2021 (a)	5,404,000	5,447,714

2.06%, 7/14/2021	1,582,000	1,604,799

(ICE LIBOR USD 3 Month + 1.14%), 1.41%, 10/19/2021 (a)	5,067,000	5,122,045

2.44%, 10/19/2021	29,688,000	30,371,632

(ICE LIBOR USD 3 Month + 0.97%), 1.24%, 1/11/2022 (a) (c)	19,000,000	19,165,813

2.85%, 1/11/2022	262,000	270,476

2.78%, 7/12/2022	34,567,000	36,044,638

2.78%, 10/18/2022	6,875,000	7,200,083

3.10%, 1/17/2023	184,000	195,115

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	151

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

2.70%, 7/16/2024	3,728,000	4,000,237

2.35%, 1/15/2025	5,701,000	6,054,020

1.47%, 7/8/2025	15,000,000	15,321,081

Svenska Handelsbanken AB (Sweden)

1.95%, 9/8/2020	11,736,000	11,739,197

2.40%, 10/1/2020	18,947,000	18,980,348

2.45%, 3/30/2021	12,529,000	12,689,650

(ICE LIBOR USD 3 Month + 0.47%), 0.73%, 5/24/2021 (a)	45,347,000	45,498,459

3.35%, 5/24/2021	68,161,000	69,688,576

1.88%, 9/7/2021	4,537,000	4,609,877

0.63%, 6/30/2023 (b) (c)	33,026,000	33,140,335

Toronto-Dominion Bank (The) (Canada)

(ICE LIBOR USD 3 Month + 0.93%), 1.24%, 12/14/2020 (a)	2,401,000	2,407,534

(ICE LIBOR USD 3 Month + 0.24%), 0.48%, 1/25/2021 (a) (c)	350,000	350,306

2.55%, 1/25/2021	1,100,000	1,110,108

(ICE LIBOR USD 3 Month + 0.27%), 0.57%, 3/17/2021 (a)	4,905,000	4,913,020

(ICE LIBOR USD 3 Month + 1.00%), 1.28%, 4/7/2021 (a)	52,000	52,308

(ICE LIBOR USD 3 Month + 0.43%), 0.74%, 6/11/2021 (a)	2,435,000	2,441,823

3.25%, 6/11/2021	11,301,000	11,569,223

(ICE LIBOR USD 3 Month + 0.90%), 1.17%, 7/13/2021 (a)	5,890,000	5,934,264

1.80%, 7/13/2021	980,000	993,164

1.90%, 12/1/2022	3,189,000	3,298,674

(SOFR + 0.48%), 0.55%, 1/27/2023 (a)	29,380,000	29,444,695

0.75%, 6/12/2023 (c)	33,955,000	34,298,377

2.65%, 6/12/2024 (c)	7,132,000	7,668,290

1.15%, 6/12/2025 (c)	24,000,000	24,509,407

Truist Bank

2.85%, 4/1/2021	4,492,000	4,548,055

(ICE LIBOR USD 3 Month + 0.50%), 0.74%, 10/26/2021 (a)	1,940,000	1,941,396

(ICE LIBOR USD 3 Month + 0.50%), 3.53%, 10/26/2021 (a)	31,321,000	31,467,404

Truist Financial Corp.

(ICE LIBOR USD 3 Month + 0.22%), 0.47%, 2/1/2021 (a)	10,007,000	10,013,535

2.15%, 2/1/2021	1,000,000	1,006,181

2.90%, 3/3/2021	8,319,000	8,411,016

3.20%, 9/3/2021	1,300,000	1,334,849

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

2.70%, 1/27/2022	271,000	279,286

3.05%, 6/20/2022	17,689,000	18,479,307

3.75%, 12/6/2023	8,520,000	9,387,763

4.00%, 5/1/2025	21,109,000	24,092,773

US Bancorp

2.35%, 1/29/2021	9,682,000	9,748,142

(ICE LIBOR USD 3 Month + 0.64%), 0.90%, 1/24/2022 (a)	54,000	54,372

3.38%, 2/5/2024 (c)	20,000,000	21,867,900

1.45%, 5/12/2025	24,500,000	25,373,305

US Bank NA

(ICE LIBOR USD 3 Month + 0.31%), 0.56%, 2/4/2021 (a)	21,496,000	21,521,227

3.00%, 2/4/2021	910,000	918,411

(ICE LIBOR USD 3 Month + 0.32%), 0.56%, 4/26/2021 (a)	1,831,000	1,834,253

(ICE LIBOR USD 3 Month + 0.38%), 0.66%, 11/16/2021 (a)	9,732,000	9,761,104

3.45%, 11/16/2021	279,000	288,929

(ICE LIBOR USD 3 Month + 0.18%), 0.45%, 1/21/2022 (a)	82,771,000	82,876,766

1.80%, 1/21/2022	500,000	510,542

2.65%, 5/23/2022	2,081,000	2,162,137

2.05%, 1/21/2025	894,000	948,205

2.80%, 1/27/2025	4,210,000	4,593,460

Wells Fargo & Co.

(ICE LIBOR USD 3 Month + 1.01%), 1.33%, 12/7/2020 (a)	4,393,000	4,403,948

(ICE LIBOR USD 3 Month + 1.34%), 1.67%, 3/4/2021 (a)	5,595,000	5,629,208

(ICE LIBOR USD 3 Month + 1.03%), 1.27%, 7/26/2021 (a)	260,000	262,173

2.10%, 7/26/2021	9,698,000	9,848,780

(ICE LIBOR USD 3 Month + 0.93%), 1.18%, 2/11/2022 (a)	11,657,000	11,696,187

2.63%, 7/22/2022	13,919,000	14,479,442

3.75%, 1/24/2024	4,790,000	5,233,052

(SOFR + 1.60%), 1.65%, 6/2/2024 (a)	24,600,000	25,149,924

3.30%, 9/9/2024	14,904,000	16,329,771

3.00%, 2/19/2025	5,000,000	5,428,182

Wells Fargo Bank NA

(ICE LIBOR USD 3 Month + 0.51%), 0.77%, 10/22/2021 (a)	445,000	446,810

(ICE LIBOR USD 3 Month + 0.61%), 2.90%, 5/27/2022 (a)	1,900,000	1,934,524

SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

(ICE LIBOR USD 3 Month + 0.65%), 2.08%, 9/9/2022 (a)	14,699,000	14,929,902

3.55%, 8/14/2023	16,330,000	17,736,582

Westpac Banking Corp. (Australia)

(ICE LIBOR USD 3 Month + 0.36%), 0.71%, 9/1/2020 (a) (b)	950,000	950,000

2.60%, 11/23/2020	8,727,000	8,773,593

2.65%, 1/25/2021 (c)	9,058,000	9,145,084

(ICE LIBOR USD 3 Month + 1.00%), 1.25%, 5/13/2021 (a)	430,000	432,949

(ICE LIBOR USD 3 Month + 0.85%), 1.12%, 8/19/2021 (a)	1,750,000	1,763,085

(ICE LIBOR USD 3 Month + 0.85%), 1.12%, 1/11/2022 (a)	4,524,000	4,568,121

2.50%, 6/28/2022	8,763,000	9,114,766

2.00%, 1/13/2023	1,140,000	1,182,790

3.65%, 5/15/2023	11,504,000	12,482,857

2.35%, 2/19/2025	54,950,000	58,733,614

		4,626,984,535

Beverages — 0.7%

Anheuser-Busch InBev Finance, Inc. (Belgium) (ICE LIBOR USD 3 Month + 1.26%), 1.51%, 2/1/2021 (a)	100,000	100,478

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

3.50%, 1/12/2024	3,325,000	3,622,549

4.15%, 1/23/2025	9,151,000	10,411,502

Coca-Cola Co. (The) 3.15%, 11/15/2020	1,149,000	1,155,899

Constellation Brands, Inc. (ICE LIBOR USD 3 Month + 0.70%), 0.98%, 11/15/2021 (a)	14,460,000	14,460,835

Diageo Capital plc (United Kingdom) 2.63%, 4/29/2023	5,799,000	6,097,578

Heineken NV (Netherlands) 2.75%, 4/1/2023 (b)	6,250,000	6,585,465

Keurig Dr Pepper, Inc.

3.55%, 5/25/2021	43,023,000	44,034,081

3.20%, 11/15/2021	2,505,000	2,570,794

PepsiCo, Inc. 3.10%, 7/17/2022 (c)	7,570,000	7,926,826

		96,966,007

Biotechnology — 0.7%

AbbVie, Inc.

2.30%, 5/14/2021 (c)	10,248,000	10,372,475

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Biotechnology — continued

(ICE LIBOR USD 3 Month + 0.35%), 0.60%, 5/21/2021 (a) (b)	100,000	100,131

(ICE LIBOR USD 3 Month + 0.46%), 0.73%, 11/19/2021 (a) (b)	19,800,000	19,862,429

2.15%, 11/19/2021 (b)	38,122,000	38,893,354

5.00%, 12/15/2021 (b)	7,500,000	7,837,333

3.80%, 3/15/2025 (b)	1,332,000	1,489,062

Gilead Sciences, Inc.

2.55%, 9/1/2020	7,233,000	7,233,000

3.25%, 9/1/2022	11,140,000	11,710,770

3.70%, 4/1/2024	2,780,000	3,068,270

3.50%, 2/1/2025	500,000	560,489

		101,127,313

Capital Markets — 5.8%

Ameriprise Financial, Inc.

4.00%, 10/15/2023	1,606,000	1,782,702

3.00%, 4/2/2025	1,853,000	2,028,578

Bank of New York Mellon Corp. (The)

4.15%, 2/1/2021	2,340,000	2,377,315

2.50%, 4/15/2021	798,000	807,598

2.05%, 5/3/2021	3,892,000	3,932,659

2.60%, 2/7/2022	383,000	395,037

1.85%, 1/27/2023 (c)	9,380,000	9,697,475

2.95%, 1/29/2023	396,000	419,624

3.50%, 4/28/2023	818,000	886,817

(ICE LIBOR USD 3 Month + 0.63%), 2.66%, 5/16/2023 (a)	5,401,000	5,598,215

2.20%, 8/16/2023	515,000	540,286

3.40%, 5/15/2024 (c)	1,240,000	1,369,453

3.25%, 9/11/2024 (c)	1,972,000	2,176,190

1.60%, 4/24/2025	19,650,000	20,494,450

Brookfield Asset Management, Inc. (Canada) 4.00%, 1/15/2025	4,046,000	4,463,503

Charles Schwab Corp. (The)

(ICE LIBOR USD 3 Month + 0.32%), 0.57%, 5/21/2021 (a)	11,272,000	11,292,662

3.23%, 9/1/2022	300,000	317,279

2.65%, 1/25/2023	3,499,000	3,684,669

4.20%, 3/24/2025	86,000	99,589

Credit Suisse AG (Switzerland)

2.80%, 4/8/2022	64,724,000	67,242,277

1.00%, 5/5/2023	31,313,000	31,776,020

Goldman Sachs Group, Inc. (The)

2.60%, 12/27/2020	19,729,000	19,867,643

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	153

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Capital Markets — continued

(ICE LIBOR USD 3 Month + 1.77%), 2.02%, 2/25/2021 (a)	13,319,000	13,426,903

(ICE LIBOR USD 3 Month + 1.36%), 1.60%, 4/23/2021 (a)	3,240,000	3,261,056

2.63%, 4/25/2021	1,673,000	1,695,014

5.25%, 7/27/2021	10,950,000	11,433,012

(ICE LIBOR USD 3 Month + 1.17%), 1.45%, 11/15/2021 (a)	11,881,000	11,905,735

5.75%, 1/24/2022	21,568,000	23,150,752

(ICE LIBOR USD 3 Month + 0.82%), 2.88%, 10/31/2022 (a)	4,870,000	4,997,028

ING Bank NV (Netherlands)

2.75%, 3/22/2021 (b)	24,459,000	24,799,188

5.00%, 6/9/2021 (b)	15,208,000	15,759,257

Intercontinental Exchange, Inc.

2.35%, 9/15/2022 (c)	2,115,000	2,187,946

Macquarie Bank Ltd. (Australia)

2.85%, 1/15/2021 (b)	16,688,000	16,840,279

(ICE LIBOR USD 3 Month + 0.45%), 0.70%, 8/6/2021 (a) (b)	40,914,000	41,019,686

(ICE LIBOR USD 3 Month + 0.45%), 0.71%, 11/24/2021 (a) (b)	47,038,000	47,243,581

2.10%, 10/17/2022 (b)	4,920,000	5,091,484

2.30%, 1/22/2025 (b) (c)	8,275,000	8,813,424

Macquarie Group Ltd. (Australia)

6.25%, 1/14/2021 (b)	6,778,000	6,924,552

Moody’s Corp.

4.50%, 9/1/2022	2,048,000	2,195,989

3.75%, 3/24/2025	6,340,000	7,163,626

Morgan Stanley

5.75%, 1/25/2021	11,152,000	11,391,696

(ICE LIBOR USD 3 Month + 1.40%), 1.67%, 4/21/2021 (a)	11,354,000	11,452,464

2.50%, 4/21/2021	500,000	507,033

5.50%, 7/28/2021	7,295,000	7,629,528

2.63%, 11/17/2021	24,860,000	25,530,024

(ICE LIBOR USD 3 Month + 1.18%), 1.45%, 1/20/2022 (a)	5,320,000	5,341,403

2.75%, 5/19/2022	26,535,000	27,556,364

3.13%, 1/23/2023	18,075,000	19,164,044

Series F, 3.88%, 4/29/2024	1,805,000	2,007,317

3.70%, 10/23/2024	6,500,000	7,256,306

Nomura Holdings, Inc. (Japan)

2.65%, 1/16/2025	1,000,000	1,054,089

1.85%, 7/16/2025	22,000,000	22,415,003

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Capital Markets — continued

State Street Corp.

1.95%, 5/19/2021	315,000	318,867

(SOFR + 2.69%), 2.82%, 3/30/2023 (a) (b)	15,059,000	15,604,926

(ICE LIBOR USD 3 Month + 0.77%), 3.78%, 12/3/2024 (a)	12,695,000	13,989,686

UBS AG (Switzerland) 1.75%, 4/21/2022 (b)	77,443,000	79,021,216

UBS Group AG (Switzerland)

(ICE LIBOR USD 3 Month + 1.78%), 2.05%, 4/14/2021 (a) (b)	1,400,000	1,414,732

3.00%, 4/15/2021 (b) (c)	54,932,000	55,849,792

(ICE LIBOR USD 3 Month + 1.53%), 1.78%, 2/1/2022 (a) (b)	15,805,000	16,096,247

3.49%, 5/23/2023 (b)	290,000	304,150

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.83%), 1.01%, 7/30/2024 (a) (b)	40,000,000	40,219,206

		803,282,646

Chemicals — 0.4%

Air Liquide Finance SA (France)

1.75%, 9/27/2021 (b)	20,860,000	21,155,605

Chevron Phillips Chemical Co. LLC

3.30%, 5/1/2023 (b)	4,703,000	4,990,139

DuPont de Nemours, Inc. (ICE LIBOR USD 3 Month + 0.71%), 0.99%, 11/15/2020 (a) (c)	7,099,000	7,107,755

Ecolab, Inc. 4.35%, 12/8/2021	4,200,000	4,411,752

Nutrien Ltd. (Canada) 1.90%, 5/13/2023 (c)	22,880,000	23,693,416

PPG Industries, Inc. 2.40%, 8/15/2024	270,000	287,352

		61,646,019

Consumer Finance — 4.0%

American Express Co.

(ICE LIBOR USD 3 Month + 0.33%), 0.60%, 10/30/2020 (a)	1,051,000	1,051,221

2.20%, 10/30/2020	47,469,000	47,536,650

3.00%, 2/22/2021	15,608,000	15,770,533

(ICE LIBOR USD 3 Month + 0.53%), 0.81%, 5/17/2021 (a)	7,803,000	7,827,441

3.38%, 5/17/2021	1,500,000	1,528,913

(ICE LIBOR USD 3 Month + 0.60%), 0.85%, 11/5/2021 (a)	12,004,000	12,071,235

SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Consumer Finance — continued

2.75%, 5/20/2022	117,000	121,442

2.50%, 8/1/2022	8,699,000	9,029,655

2.65%, 12/2/2022	885,000	928,932

3.40%, 2/27/2023 (c)	4,933,000	5,279,219

3.70%, 8/3/2023	3,130,000	3,409,229

3.40%, 2/22/2024	230,000	251,501

3.00%, 10/30/2024	2,500,000	2,725,372

American Express Credit Corp. (ICE LIBOR USD 3 Month + 0.70%), 1.04%, 3/3/2022 (a)	235,000	236,712

American Honda Finance Corp. 0.88%, 7/7/2023	37,111,000	37,450,118

Avolon Holdings Funding Ltd. (Ireland)

3.63%, 5/1/2022 (b)	26,415,000	25,565,653

Capital One Financial Corp.

3.45%, 4/30/2021	41,973,000	42,718,572

(ICE LIBOR USD 3 Month + 0.95%), 1.26%, 3/9/2022 (a)	8,214,000	8,280,007

2.60%, 5/11/2023	25,000,000	26,214,098

Caterpillar Financial Services Corp.

(ICE LIBOR USD 3 Month + 0.30%), 0.62%, 3/8/2021 (a)	40,629,000	40,681,536

(ICE LIBOR USD 3 Month + 0.23%), 0.54%, 3/15/2021 (a)	60,425,000	60,486,218

Series I, (ICE LIBOR USD 3 Month + 0.39%), 0.67%, 5/17/2021 (a)	402,000	403,059

(ICE LIBOR USD 3 Month + 0.28%), 0.60%, 9/7/2021 (a)	5,838,000	5,850,227

(ICE LIBOR USD 3 Month + 0.22%), 0.50%, 1/6/2022 (a)	1,730,000	1,732,597

0.95%, 5/13/2022 (c)	25,206,000	25,469,170

1.95%, 11/18/2022	7,500,000	7,755,186

2.55%, 11/29/2022	9,656,000	10,126,630

John Deere Capital Corp.

(ICE LIBOR USD 3 Month + 0.17%), 0.44%, 10/9/2020 (a)	455,000	455,101

(ICE LIBOR USD 3 Month + 0.16%), 0.44%, 1/8/2021 (a)	100,000	100,047

2.80%, 3/4/2021	6,778,000	6,862,749

(ICE LIBOR USD 3 Month + 0.26%), 0.57%, 9/10/2021 (a)	300,000	300,436

3.15%, 10/15/2021	7,600,000	7,851,420

3.20%, 1/10/2022	189,000	196,576

(ICE LIBOR USD 3 Month + 0.38%), 0.70%, 3/7/2022 (a)	145,000	145,517

2.75%, 3/15/2022	1,000,000	1,036,967

2.80%, 1/27/2023	573,000	605,404

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Consumer Finance — continued

PACCAR Financial Corp.

(ICE LIBOR USD 3 Month + 0.20%), 0.45%, 11/13/2020 (a)	11,340,000	11,343,862

(ICE LIBOR USD 3 Month + 0.26%), 0.50%, 5/10/2021 (a)	1,099,000	1,100,237

0.80%, 6/8/2023	7,324,000	7,417,338

0.35%, 8/11/2023	26,872,000	26,872,449

Toyota Motor Credit Corp.

(SOFR + 0.40%), 0.47%, 10/23/2020 (a)	27,217,000	27,225,643

(ICE LIBOR USD 3 Month + 0.13%), 0.38%, 8/13/2021 (a)	14,319,000	14,331,950

(ICE LIBOR USD 3 Month + 0.15%), 0.41%, 2/14/2022 (a)	30,437,000	30,451,082

0.45%, 7/22/2022 (c)	13,171,000	13,185,645

		549,983,549

Diversified Financial Services — 1.0%

AIG Global Funding

(ICE LIBOR USD 3 Month + 0.65%), 0.91%, 1/22/2021 (a) (b)	25,952,000	25,990,154

1.90%, 10/6/2021 (b)	11,007,000	11,195,395

2.70%, 12/15/2021 (b)	412,000	424,591

2.30%, 7/1/2022 (b)	2,125,000	2,190,327

0.80%, 7/7/2023 (b)	8,310,000	8,372,870

Berkshire Hathaway, Inc. 2.20%, 3/15/2021	1,898,000	1,915,168

CK Hutchison International 16 Ltd. (United Kingdom)

1.88%, 10/3/2021 (b)	38,819,000	39,182,928

CK Hutchison International 17 II Ltd. (United Kingdom)

2.25%, 9/29/2020 (b)	12,996,000	13,030,521

CK Hutchison International 17 Ltd. (United Kingdom)

2.88%, 4/5/2022 (b)	3,245,000	3,330,613

National Rural Utilities Cooperative Finance Corp.

2.30%, 9/15/2022	2,070,000	2,145,401

2.95%, 2/7/2024	887,000	952,877

ORIX Corp. (Japan) 2.90%, 7/18/2022	147,000	152,816

Siemens Financieringsmaatschappij NV (Germany)

1.70%, 9/15/2021 (b)	1,805,000	1,831,687

(ICE LIBOR USD 3 Month + 0.61%), 0.93%, 3/16/2022 (a) (b)	1,227,000	1,235,907

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	155

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Diversified Financial Services — continued

2.00%, 9/15/2023 (b)	10,000,000	10,446,019

3.13%, 3/16/2024 (b)	17,407,000	18,930,441

		141,327,715

Diversified Telecommunication Services — 0.3%

Telstra Corp. Ltd. (Australia)

4.80%, 10/12/2021 (b)	700,000	732,492

Verizon Communications, Inc.

3.45%, 3/15/2021	5,603,000	5,697,717

(ICE LIBOR USD 3 Month + 1.00%), 1.32%, 3/16/2022 (a)	28,319,000	28,728,933

3.38%, 2/15/2025 (c)	1,754,000	1,962,813

		37,121,955

Electric Utilities — 3.1%

American Electric Power Co., Inc. 2.15%, 11/13/2020	49,378,000	49,557,508

Appalachian Power Co. 4.60%, 3/30/2021	16,917,000	17,161,238

Duke Energy Corp.

(ICE LIBOR USD 3 Month + 0.50%), 0.76%, 5/14/2021 (a) (b)	17,301,000	17,352,170

3.55%, 9/15/2021	5,959,000	6,106,257

2.40%, 8/15/2022	1,279,000	1,324,928

3.75%, 4/15/2024	10,000,000	11,020,497

Duke Energy Progress LLC

Series A, (ICE LIBOR USD 3 Month + 0.18%), 0.43%, 2/18/2022 (a)	15,373,000	15,376,121

Electricite de France SA (France)

2.35%, 10/13/2020 (b)	7,100,000	7,111,105

Entergy Corp. 0.90%, 9/15/2025	10,000,000	9,994,684

Eversource Energy

Series N, 3.80%, 12/1/2023	174,000	191,161

Exelon Corp.

5.15%, 12/1/2020	3,434,000	3,446,725

2.45%, 4/15/2021	7,911,000	8,001,378

Florida Power & Light Co.

(ICE LIBOR USD 3 Month + 0.38%), 0.64%, 7/28/2023 (a)	76,259,000	76,332,274

NextEra Energy Capital Holdings, Inc.

(ICE LIBOR USD 3 Month + 0.48%), 0.73%, 5/4/2021 (a) (c)	485,000	485,888

2.40%, 9/1/2021	25,763,000	26,307,676

(ICE LIBOR USD 3 Month + 0.72%), 0.97%, 2/25/2022 (a)	42,944,000	43,289,195

2.90%, 4/1/2022	4,780,000	4,966,144

2.75%, 5/1/2025	13,157,000	14,308,339

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Electric Utilities — continued

PECO Energy Co. 1.70%, 9/15/2021	1,250,000	1,264,960

Pinnacle West Capital Corp. 1.30%, 6/15/2025	49,286,000	50,300,760

PPL Capital Funding, Inc. 3.95%, 3/15/2024	1,449,000	1,589,253

Progress Energy, Inc. 4.40%, 1/15/2021	1,601,000	1,609,063

Public Service Electric and Gas Co. 3.05%, 11/15/2024	6,000,000	6,515,054

Southern Co. (The) 2.35%, 7/1/2021	33,111,000	33,592,320

Tampa Electric Co. 5.40%, 5/15/2021	5,014,000	5,179,834

Wisconsin Electric Power Co. 2.95%, 9/15/2021	11,716,000	11,955,577

Xcel Energy, Inc. 2.40%, 3/15/2021	650,000	655,882

		424,995,991

Electrical Equipment — 0.0% (e)

ABB Finance USA, Inc. (Switzerland) 2.88%, 5/8/2022	1,400,000	1,455,638

Eaton Corp. 2.75%, 11/2/2022	4,062,000	4,266,524

		5,722,162

Electronic Equipment, Instruments & Components — 0.0% (e)

ABB Treasury Center USA, Inc. (Switzerland) 4.00%, 6/15/2021 (b)	1,000,000	1,028,211

Energy Equipment & Services — 0.0% (e)

Schlumberger Investment SA 3.30%, 9/14/2021 (b)	7,324,000	7,467,279

Entertainment — 0.6%

TWDC Enterprises 18 Corp.

2.30%, 2/12/2021 (c)	5,436,000	5,484,689

3.75%, 6/1/2021	1,475,000	1,514,058

2.75%, 8/16/2021	484,000	495,432

2.55%, 2/15/2022	3,453,000	3,563,609

2.35%, 12/1/2022 (c)	5,400,000	5,631,812

Walt Disney Co. (The)

(ICE LIBOR USD 3 Month + 0.25%), 0.60%, 9/1/2021 (a)	6,678,000	6,689,715

1.65%, 9/1/2022	19,999,000	20,499,168

3.00%, 9/15/2022	5,500,000	5,788,761

1.75%, 8/30/2024 (c)	8,582,000	8,935,109

3.35%, 3/24/2025	18,710,000	20,889,789

		79,492,142

SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — 0.5%

Scentre Group Trust 1 (Australia) 2.38%, 4/28/2021 (b)	7,774,000	7,823,691

WEA Finance LLC (France) 3.25%, 10/5/2020 (b)	66,249,000	66,298,119

		74,121,810

Food Products — 0.8%

Archer-Daniels-Midland Co. 2.75%, 3/27/2025	8,910,000	9,703,126

Cargill, Inc.

3.05%, 4/19/2021 (b)	3,285,000	3,345,876

4.31%, 5/14/2021 (b)	2,700,000	2,768,092

3.30%, 3/1/2022 (b)	3,075,000	3,182,995

1.38%, 7/23/2023 (b) (c)	18,124,000	18,552,815

General Mills, Inc.

(ICE LIBOR USD 3 Month + 0.54%), 0.81%, 4/16/2021 (a)	18,608,000	18,656,537

3.20%, 4/16/2021	7,098,000	7,241,555

Mondelez International Holdings Netherlands BV

2.13%, 9/19/2022 (b)	18,605,000	19,213,217

2.25%, 9/19/2024 (b)	3,916,000	4,139,228

Mondelez International, Inc.

0.63%, 7/1/2022 (c)	7,039,000	7,071,073

1.50%, 5/4/2025	14,732,000	15,250,773

Nestle Holdings, Inc. 3.10%, 9/24/2021 (b)	451,000	463,169

Unilever Capital Corp. (United Kingdom)

1.38%, 7/28/2021	347,000	350,456

3.00%, 3/7/2022	1,541,000	1,605,040

		111,543,952

Gas Utilities — 0.0% (e)

Dominion Energy Gas Holdings LLC 2.80%, 11/15/2020	1,385,000	1,388,975

Health Care Equipment & Supplies — 0.1%

Abbott Laboratories 2.55%, 3/15/2022	143,000	147,900

Covidien International Finance SA 2.95%, 6/15/2023 (c)	4,800,000	5,103,716

DH Europe Finance II SARL

2.05%, 11/15/2022	1,000,000	1,034,132

2.20%, 11/15/2024	7,713,000	8,175,289

Medtronic, Inc. 3.63%, 3/15/2024	570,000	626,654

Zimmer Biomet Holdings, Inc.

(ICE LIBOR USD 3 Month + 0.75%), 1.07%, 3/19/2021 (a)	1,510,000	1,510,380

		16,598,071

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Health Care Providers & Services — 1.0%

Cigna Corp. 3.20%, 9/17/2020	40,318,000	40,367,085

(ICE LIBOR USD 3 Month + 0.65%), 0.95%, 9/17/2021 (a)	1,510,000	1,510,334

CVS Health Corp.

(ICE LIBOR USD 3 Month + 0.72%), 1.03%, 3/9/2021 (a)	1,858,000	1,864,105

3.35%, 3/9/2021	26,406,000	26,820,862

2.13%, 6/1/2021	8,193,000	8,296,024

4.10%, 3/25/2025	2,754,000	3,140,555

Express Scripts Holding Co.

(ICE LIBOR USD 3 Month + 0.75%), 1.01%, 11/30/2020 (a)	3,400,000	3,400,725

2.60%, 11/30/2020	18,314,000	18,415,574

Laboratory Corp. of America Holdings

2.30%, 12/1/2024	23,704,000	25,196,792

McKesson Corp. 3.65%, 11/30/2020	1,560,000	1,572,445

UnitedHealth Group, Inc.

3.38%, 11/15/2021	1,051,000	1,081,277

2.88%, 12/15/2021	1,265,000	1,306,788

2.88%, 3/15/2022	6,495,000	6,712,771

3.35%, 7/15/2022 (c)	2,251,000	2,376,629

		142,061,966

Hotels, Restaurants & Leisure — 0.1%

Starbucks Corp. 1.30%, 5/7/2022 (c)	10,231,000	10,391,703

Household Products — 0.3%

Church & Dwight Co., Inc. 2.45%, 8/1/2022	5,800,000	5,996,883

Kimberly-Clark Corp. 3.88%, 3/1/2021	247,000	251,419

Reckitt Benckiser Treasury Services plc (United Kingdom)

2.38%, 6/24/2022 (b)	30,205,000	31,208,708

		37,457,010

Industrial Conglomerates — 0.9%

3M Co.

1.75%, 2/14/2023	205,000	211,794

2.25%, 3/15/2023	5,202,000	5,445,194

2.65%, 4/15/2025	16,333,000	17,781,518

Honeywell International, Inc.

2.15%, 8/8/2022	3,051,000	3,153,348

0.48%, 8/19/2022	75,000,000	75,168,834

1.35%, 6/1/2025	10,000,000	10,297,673

Ingersoll-Rand Global Holding Co. Ltd.

2.90%, 2/21/2021	2,150,000	2,176,757

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	157

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Industrial Conglomerates — continued

Roper Technologies, Inc. 0.45%, 8/15/2022	5,216,000	5,218,231

		119,453,349

Insurance — 6.9%

AIA Group Ltd. (Hong Kong)

(ICE LIBOR USD 3 Month + 0.52%), 0.83%, 9/20/2021 (a) (b)	10,683,000	10,618,401

American International Group, Inc.

6.40%, 12/15/2020	5,739,000	5,836,443

3.30%, 3/1/2021	19,967,000	20,210,311

4.88%, 6/1/2022 (c)	291,000	313,065

2.50%, 6/30/2025	20,400,000	21,813,958

Athene Global Funding 4.00%, 1/25/2022 (b)	21,796,000	22,730,670

Chubb INA Holdings, Inc.

2.30%, 11/3/2020	77,000	77,138

3.35%, 5/15/2024	8,600,000	9,460,166

3.15%, 3/15/2025	9,215,000	10,266,957

Guardian Life Global Funding

2.00%, 4/26/2021 (b)	800,000	809,005

2.50%, 5/8/2022 (b)	5,994,000	6,208,247

3.40%, 4/25/2023 (b)	500,000	538,357

Jackson National Life Global Funding

(ICE LIBOR USD 3 Month + 0.30%), 0.57%, 10/15/2020 (a) (b)	32,768,000	32,777,830

2.60%, 12/9/2020 (b)	3,319,000	3,339,512

(ICE LIBOR USD 3 Month + 0.31%), 0.63%, 3/16/2021 (a) (b)	40,046,000	40,093,901

2.25%, 4/29/2021 (b)	23,984,000	24,293,208

(ICE LIBOR USD 3 Month + 0.48%), 0.79%, 6/11/2021 (a) (b)	837,000	839,512

3.30%, 2/1/2022 (b)	4,970,000	5,165,945

2.50%, 6/27/2022 (b)	2,091,000	2,166,440

2.38%, 9/15/2022 (b)	900,000	928,936

(SOFR + 0.60%), 0.67%, 1/6/2023 (a) (b)	19,908,000	19,893,914

3.25%, 1/30/2024 (b)	46,148,000	49,733,803

3.88%, 6/11/2025 (b)	6,953,000	7,836,476

Marsh & McLennan Cos., Inc.

3.50%, 12/29/2020	135,000	136,417

(ICE LIBOR USD 3 Month + 1.20%), 1.51%, 12/29/2021 (a)	1,000,000	1,000,770

MassMutual Global Funding II

2.00%, 4/15/2021 (b)	200,000	202,212

0.85%, 6/9/2023 (b)	49,446,000	50,030,712

0.48%, 8/28/2023 (b)	56,050,000	56,008,869

2.75%, 6/22/2024 (b)	3,350,000	3,605,444

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Insurance — continued

Met Tower Global Funding 0.55%, 7/13/2022 (b)	35,928,000	35,972,026

Metropolitan Life Global Funding I

(ICE LIBOR USD 3 Month + 0.23%), 0.51%, 1/8/2021 (a) (b)	18,947,000	18,959,977

2.40%, 1/8/2021 (b)	21,905,000	22,068,485

(SOFR + 0.50%), 0.57%, 5/28/2021 (a) (b)	1,460,000	1,462,713

1.95%, 9/15/2021 (b)	7,177,000	7,302,850

3.45%, 10/9/2021 (b)	7,975,000	8,250,620

3.38%, 1/11/2022 (b)	850,000	885,028

3.00%, 1/10/2023 (b)	243,000	257,485

0.90%, 6/8/2023 (b)	16,933,000	17,141,999

0.45%, 9/1/2023 (b)	40,993,000	40,878,308

New York Life Global Funding

2.95%, 1/28/2021 (b)	430,000	434,680

2.00%, 4/13/2021 (b)	450,000	454,717

(ICE LIBOR USD 3 Month + 0.32%), 0.57%, 8/6/2021 (a) (b)	2,417,000	2,424,083

3.25%, 8/6/2021 (b)	335,000	344,331

(ICE LIBOR USD 3 Month + 0.28%), 0.55%, 1/21/2022 (a) (b)	19,500,000	19,549,277

2.30%, 6/10/2022 (b)	1,650,000	1,709,008

0.40%, 9/20/2022 (b)	52,840,000	53,019,526

1.10%, 5/5/2023 (b) (c)	15,873,000	16,176,469

0.95%, 6/24/2025 (b)	35,855,000	36,277,216

Pricoa Global Funding I

2.55%, 11/24/2020 (b)	600,000	602,600

2.20%, 6/3/2021 (b)	6,025,000	6,109,982

Principal Life Global Funding II

2.63%, 11/19/2020 (b)	294,000	295,466

(ICE LIBOR USD 3 Month + 0.33%), 0.67%, 3/2/2021 (a) (b)	9,572,000	9,580,931

(ICE LIBOR USD 3 Month + 0.40%), 0.70%, 10/6/2021 (a) (b)	40,392,000	40,391,987

2.38%, 11/21/2021 (b)	485,000	496,595

1.25%, 5/11/2023 (b)	84,951,000	85,064,429

Protective Life Global Funding

2.16%, 9/25/2020 (b)	2,458,000	2,461,044

2.70%, 11/25/2020 (b)	7,952,000	7,997,998

(ICE LIBOR USD 3 Month + 0.52%), 0.83%, 6/28/2021 (a) (b)	6,490,000	6,513,722

3.40%, 6/28/2021 (b)	15,246,000	15,670,158

1.08%, 6/9/2023 (b) (c)	20,009,000	20,294,762

1.17%, 7/15/2025 (b)	20,000,000	20,147,562

SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Insurance — continued

Prudential Financial, Inc. 4.50%, 11/15/2020	725,000	731,352

Reliance Standard Life Global Funding II

3.05%, 1/20/2021 (b)	9,470,000	9,538,423

2.15%, 1/21/2023 (b)	9,976,000	10,235,438

Suncorp-Metway Ltd. (Australia)

2.38%, 11/9/2020 (b)	2,866,000	2,877,036

2.80%, 5/4/2022 (b) (c)	145,000	150,342

Swiss Re Treasury U.S. Corp. (Switzerland)

2.88%, 12/6/2022 (b)	35,796,000	36,797,156

		966,462,400

Internet & Direct Marketing Retail — 0.2%

Alibaba Group Holding Ltd. (China)

3.13%, 11/28/2021	2,039,000	2,091,667

Amazon.com, Inc. 0.40%, 6/3/2023	25,518,000	25,607,041

		27,698,708

IT Services — 0.7%

IBM Credit LLC

(ICE LIBOR USD 3 Month + 0.47%), 0.73%, 11/30/2020 (a)	515,000	515,623

(ICE LIBOR USD 3 Month + 0.26%), 0.53%, 1/20/2021 (a) (c)	2,440,000	2,442,654

1.80%, 1/20/2021	103,000	103,634

(ICE LIBOR USD 3 Month + 0.16%), 0.41%, 2/5/2021 (a) (c)	650,000	650,433

3.60%, 11/30/2021 (c)	300,000	312,571

2.20%, 9/8/2022	9,193,000	9,560,979

International Business Machines Corp.

(ICE LIBOR USD 3 Month + 0.40%), 0.65%, 5/13/2021 (a)	37,803,000	37,906,962

2.85%, 5/13/2022	37,561,000	39,166,287

1.88%, 8/1/2022	1,775,000	1,829,822

2.88%, 11/9/2022	2,215,000	2,338,645

3.63%, 2/12/2024	1,140,000	1,257,473

3.00%, 5/15/2024	2,320,000	2,521,991

		98,607,074

Life Sciences Tools & Services — 0.2%

Thermo Fisher Scientific, Inc. 4.13%, 3/25/2025 (c)	30,709,000	35,236,659

Machinery — 0.2%

Caterpillar, Inc. 3.90%, 5/27/2021	2,746,000	2,819,301

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Machinery — continued

Otis Worldwide Corp.

(ICE LIBOR USD 3 Month + 0.45%), 0.75%, 4/5/2023 (a) (b)	15,000,000	14,990,323

Stanley Black & Decker, Inc. 2.90%, 11/1/2022	3,975,000	4,189,612

		21,999,236

Media — 0.7%

Comcast Corp.

(ICE LIBOR USD 3 Month + 0.33%), 0.63%, 10/1/2020 (a)	13,984,000	13,988,626

2.75%, 3/1/2023	6,327,000	6,691,522

3.00%, 2/1/2024	601,000	649,575

3.60%, 3/1/2024 (c)	5,000,000	5,543,486

3.38%, 2/15/2025	3,000,000	3,343,873

3.10%, 4/1/2025 (c)	1,130,000	1,252,748

Omnicom Group, Inc.

3.63%, 5/1/2022	9,683,000	10,171,094

ViacomCBS, Inc. 3.88%, 4/1/2024	50,000,000	54,573,604

		96,214,528

Metals & Mining — 0.2%

Newmont Corp. 3.63%, 6/9/2021	16,929,000	17,240,745

Nucor Corp. 2.00%, 6/1/2025	10,000,000	10,489,537

		27,730,282

Multi-Utilities — 0.6%

Berkshire Hathaway Energy Co.

2.38%, 1/15/2021	312,000	314,330

3.75%, 11/15/2023	2,000,000	2,197,051

3.50%, 2/1/2025	1,555,000	1,730,008

CenterPoint Energy, Inc. 3.60%, 11/1/2021	9,921,000	10,275,000

Consolidated Edison Co. of New York, Inc. Series C, (ICE LIBOR USD 3 Month + 0.40%), 0.70%, 6/25/2021 (a)	2,631,000	2,638,400

Dominion Energy, Inc. 2.72%, 8/15/2021 (d)	20,166,000	20,581,824

Integrys Holding, Inc. 4.17%, 11/1/2020	6,785,000	6,824,226

NiSource, Inc. 0.95%, 8/15/2025	24,700,000	24,761,874

Public Service Enterprise Group, Inc.

2.88%, 6/15/2024 (c)	250,000	269,948

Sempra Energy

2.85%, 11/15/2020	545,000	546,509

(ICE LIBOR USD 3 Month + 0.50%), 0.78%, 1/15/2021 (a)	2,867,000	2,868,080

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	159

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Multi-Utilities — continued

(ICE LIBOR USD 3 Month + 0.45%), 0.76%, 3/15/2021 (a)	4,488,000	4,494,741

		77,501,991

Oil, Gas & Consumable Fuels — 2.5%

BG Energy Capital plc (United Kingdom) 4.00%, 12/9/2020 (b)	6,673,000	6,742,922

BP Capital Markets America, Inc.

4.50%, 10/1/2020	4,183,000	4,196,984

4.74%, 3/11/2021	7,072,000	7,239,310

Chevron Corp. 1.55%, 5/11/2025	19,663,000	20,456,403

Chevron USA, Inc.

0.33%, 8/12/2022 (c)	16,407,000	16,432,264

0.43%, 8/11/2023	20,348,000	20,402,787

0.69%, 8/12/2025 (c)	19,075,000	19,084,885

Enbridge Energy Partners LP 4.20%, 9/15/2021	2,363,000	2,432,713

Enterprise Products Operating LLC

5.20%, 9/1/2020	23,600,000	23,600,000

2.80%, 2/15/2021	2,554,000	2,582,192

EOG Resources, Inc. 4.10%, 2/1/2021	1,630,000	1,654,310

Equinor ASA (Norway)

2.90%, 11/8/2020	3,070,000	3,085,262

2.45%, 1/17/2023	1,130,000	1,183,685

2.88%, 4/6/2025	3,649,000	4,000,997

Exxon Mobil Corp.

1.90%, 8/16/2022 (c)	10,747,000	11,099,705

1.57%, 4/15/2023 (c)	48,100,000	49,596,009

Marathon Petroleum Corp.

3.40%, 12/15/2020	16,241,000	16,336,484

5.13%, 3/1/2021	2,704,000	2,766,552

MPLX LP (ICE LIBOR USD 3 Month + 0.90%), 1.21%, 9/9/2021 (a) (c)	12,857,000	12,856,559

Phillips 66

(ICE LIBOR USD 3 Month + 0.60%), 0.83%, 2/26/2021 (a)	1,115,000	1,114,287

3.85%, 4/9/2025	25,000,000	27,949,828

Spectra Energy Partners LP 4.60%, 6/15/2021	2,700,000	2,758,013

Suncor Energy, Inc. (Canada) 3.60%, 12/1/2024	17,000,000	18,739,281

Total Capital International SA (France)

2.22%, 7/12/2021	16,284,000	16,521,983

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oil, Gas & Consumable Fuels — continued

TransCanada PipeLines Ltd. (Canada)

3.80%, 10/1/2020	28,655,000	28,733,185

9.88%, 1/1/2021	911,000	938,793

3.75%, 10/16/2023	25,013,000	27,290,369

		349,795,762

Personal Products — 0.0% (e)

Estee Lauder Cos., Inc. (The) 1.70%, 5/10/2021	300,000	302,599

Pharmaceuticals — 1.1%

Bristol-Myers Squibb Co.

3.95%, 10/15/2020	460,000	461,863

(ICE LIBOR USD 3 Month + 0.20%), 0.48%, 11/16/2020 (a)	13,848,000	13,851,746

2.88%, 2/19/2021	3,029,000	3,066,269

2.55%, 5/14/2021	3,968,000	4,030,989

2.25%, 8/15/2021	1,530,000	1,559,910

2.60%, 5/16/2022	6,770,000	7,036,884

3.55%, 8/15/2022	503,000	534,269

2.90%, 7/26/2024	3,960,000	4,314,881

GlaxoSmithKline Capital plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.35%), 0.61%, 5/14/2021 (a)	3,393,000	3,400,045

3.13%, 5/14/2021	11,586,000	11,824,627

2.85%, 5/8/2022	15,098,000	15,734,948

2.88%, 6/1/2022	4,285,000	4,468,395

3.00%, 6/1/2024	3,275,000	3,557,051

GlaxoSmithKline Capital, Inc. (United Kingdom) 3.38%, 5/15/2023 (c)	3,185,000	3,441,123

Novartis Capital Corp. (Switzerland)

1.75%, 2/14/2025	16,514,000	17,301,466

Pfizer, Inc.

1.95%, 6/3/2021	374,000	379,043

3.00%, 9/15/2021	221,000	227,206

2.80%, 3/11/2022	247,000	256,419

2.95%, 3/15/2024	1,450,000	1,573,311

3.40%, 5/15/2024	2,257,000	2,492,249

Sanofi (France) 4.00%, 3/29/2021	1,014,000	1,035,541

Shire Acquisitions Investments Ireland DAC 2.40%, 9/23/2021	11,998,000	12,239,241

Upjohn, Inc. 1.13%, 6/22/2022 (b)	17,844,000	18,004,461

Zoetis, Inc.

3.45%, 11/13/2020	5,772,000	5,791,949

SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Pharmaceuticals — continued

(ICE LIBOR USD 3 Month + 0.44%), 0.69%, 8/20/2021 (a)	22,902,000	22,949,115

		159,533,001

Road & Rail — 0.2%

ERAC USA Finance LLC

5.25%, 10/1/2020 (b)	1,125,000	1,128,849

4.50%, 8/16/2021 (b)	250,000	258,861

2.60%, 12/1/2021 (b) (c)	2,225,000	2,266,365

Penske Truck Leasing Co. LP

3.30%, 4/1/2021 (b) (c)	2,160,000	2,189,974

3.65%, 7/29/2021 (b)	15,088,000	15,481,686

Ryder System, Inc. 2.88%, 6/1/2022	6,291,000	6,531,496

		27,857,231

Semiconductors & Semiconductor Equipment — 0.2%

Analog Devices, Inc.

2.95%, 1/12/2021	21,700,000	21,908,904

2.50%, 12/5/2021	3,000,000	3,072,253

Intel Corp.

1.70%, 5/19/2021	1,426,000	1,439,815

3.30%, 10/1/2021	1,011,000	1,044,260

		27,465,232

Software — 0.6%

Oracle Corp.

1.90%, 9/15/2021	2,136,000	2,169,557

2.50%, 5/15/2022	6,980,000	7,215,710

2.50%, 10/15/2022	12,679,000	13,249,416

2.40%, 9/15/2023	1,799,000	1,901,334

2.95%, 11/15/2024	2,249,000	2,455,063

2.50%, 4/1/2025	50,000,000	53,899,079

		80,890,159

Technology Hardware, Storage & Peripherals — 0.5%

Apple, Inc.

2.00%, 11/13/2020 (c)	245,000	245,894

2.85%, 5/6/2021	6,679,000	6,802,358

1.55%, 8/4/2021	400,000	404,540

1.70%, 9/11/2022	21,091,000	21,718,159

0.75%, 5/11/2023 (c)	17,165,000	17,363,895

3.45%, 5/6/2024	1,739,000	1,925,081

2.85%, 5/11/2024	1,205,000	1,304,333

1.80%, 9/11/2024 (c)	9,030,000	9,493,396

2.75%, 1/13/2025	3,000,000	3,274,194

2.50%, 2/9/2025	2,530,000	2,742,614

		65,274,464

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Thrifts & Mortgage Finance — 1.8%

BPCE SA (France)

2.65%, 2/3/2021	10,768,000	10,880,988

2.75%, 12/2/2021	10,782,000	11,099,225

(ICE LIBOR USD 3 Month + 0.30%), 0.57%, 1/14/2022 (a) (b)	75,926,000	76,010,356

(SOFR + 0.44%), 0.51%, 2/17/2022 (a) (b)	53,697,000	53,570,515

3.00%, 5/22/2022 (b)	11,561,000	12,010,804

2.75%, 1/11/2023 (b)	5,000,000	5,252,663

Nationwide Building Society (United Kingdom)

2.45%, 7/27/2021 (b)	6,750,000	6,872,114

2.00%, 1/27/2023 (b)	55,589,000	57,490,595

1.00%, 8/28/2025 (b)	19,718,000	19,718,986

		252,906,246

Tobacco — 0.8%

Altria Group, Inc.

4.75%, 5/5/2021	53,175,000	54,781,731

3.49%, 2/14/2022	8,640,000	9,012,338

Philip Morris International, Inc.

1.88%, 2/25/2021	2,069,000	2,083,178

4.13%, 5/17/2021	1,060,000	1,087,386

2.38%, 8/17/2022	11,000,000	11,403,341

2.50%, 8/22/2022	160,000	166,936

2.50%, 11/2/2022	2,620,000	2,734,232

1.13%, 5/1/2023	11,985,000	12,200,197

2.88%, 5/1/2024	3,425,000	3,695,103

Reynolds American, Inc. (United Kingdom) 4.00%, 6/12/2022	8,983,000	9,518,387

		106,682,829

Trading Companies & Distributors — 0.3%

Aviation Capital Group LLC

(ICE LIBOR USD 3 Month + 0.95%), 1.30%, 6/1/2021 (a) (b)	15,273,000	14,879,872

(ICE LIBOR USD 3 Month + 0.67%), 0.94%, 7/30/2021 (a) (b)	6,254,000	6,054,285

2.88%, 1/20/2022 (b)	2,986,000	2,967,624

BOC Aviation Ltd. (Singapore)

(ICE LIBOR USD 3 Month + 1.05%), 1.30%, 5/2/2021 (a) (b)	5,737,000	5,715,486

2.38%, 9/15/2021 (b)	6,200,000	6,242,625

		35,859,892

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	161

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Wireless Telecommunication Services — 0.6%

Rogers Communications, Inc. (Canada)

(ICE LIBOR USD 3 Month + 0.60%), 0.91%, 3/22/2022 (a)	66,444,000	66,885,653

3.00%, 3/15/2023	1,586,000	1,677,337

Vodafone Group plc (United Kingdom)

3.75%, 1/16/2024	12,160,000	13,328,499

		81,891,489

Total Corporate Bonds (Cost $10,271,432,476)		10,395,475,227

Asset-Backed Securities — 4.7%

AIMCO CLO (Cayman Islands) Series 2015-AA, Class AR, 1.13%, 1/15/2028 (b) (f)	9,504,647	9,450,433

Allegro CLO II-S Ltd. (Cayman Islands) Series 2014-1RA, Class X, 0.92%, 10/21/2028 (b) (f)	200,000	200,000

Apidos CLO (Cayman Islands) Series 2015-21A, Class A1R, 1.20%, 7/18/2027 (b) (f)	20,100,000	19,930,838

Avery Point CLO Ltd. (Cayman Islands) Series 2015-6A, Class AR, 1.30%, 8/5/2027 (b) (f)	47,444,963	47,195,118

Barings CLO Ltd. (Cayman Islands) Series 2013-IA, Class AR, 1.07%, 1/20/2028 (b) (f)	33,817,476	33,467,533

Benefit Street Partners CLO Ltd. (Cayman Islands) Series 2013-IIA, Class X, 1.98%, 7/15/2029 ‡ (b) (f)	68,750	68,664

BlueMountain CLO Ltd. (Cayman Islands)

Series 2012-2A, Class AR2, 1.30%, 11/20/2028 (b) (f)	7,310,000	7,251,520

Series 2013-1A, Class A1R2, 1.50%, 1/20/2029 (b) (f)	2,969,895	2,962,105

Series 2014-2A, Class X, 0.87%, 10/20/2030 (b) (f)	426,954	426,954

Series 2016-3A, Class X, 0.90%, 11/15/2030 (b) (f)	664,886	664,853

Carlyle Global Market Strategies CLO Ltd. Series 2012-4A, Class XRR, 1.01%, 4/22/2032 (b) (f)	644,434	644,401

CIFC Funding Ltd. (Cayman Islands)

Series 2012-2RA, Class A1, 1.07%, 1/20/2028 (b) (f)	4,886,184	4,822,649

Series 2017-5A, Class A1, 1.45%, 11/16/2030 (b) (f)	33,500,000	33,266,806

Clear Creek CLO (Cayman Islands) Series 2015-1A, Class X, 1.27%, 10/20/2030 ‡ (b) (f)	85,938	85,830

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Cloud Pass-Through Trust Series 2019-1A, Class CLOU, 3.55%, 12/5/2022 (b) (f)	17,200,199	17,446,599

Columbia Cent CLO Ltd. (Cayman Islands) Series 2018-27A, Class X, 0.94%, 10/25/2028 (b) (f)	358,331	358,331

Dell Equipment Finance Trust Series 2019-1, Class A2, 2.78%, 8/23/2021 (b)	9,585,535	9,632,069

Dorchester Park CLO DAC Series 2015-1A, Class AR, 1.17%, 4/20/2028 (b) (f)	8,529,008	8,457,603

Drive Auto Receivables Trust Series 2019-2, Class A3, 3.04%, 3/15/2023	8,539,292	8,563,215

Dryden Senior Loan Fund (Cayman Islands)

Series 2013-30A, Class AR, 1.10%, 11/15/2028 (b) (f)	7,000,000	6,918,324

Series 2014-36A, Class XR2, 0.92%, 4/15/2029 ‡ (b) (f)	600,000	600,048

Ford Credit Auto Owner Trust Series 2016-1, Class A, 2.31%, 8/15/2027 (b)	6,444,000	6,492,987

GT Loan Financing I Ltd. (Cayman Islands) Series 2013-1A, Class XR, 0.90%, 7/28/2031 (b) (f)	214,284	214,284

KKR CLO Ltd. (Cayman Islands)

Series 13, Class A1R, 1.07%, 1/16/2028 (b) (f)	11,440,839	11,305,494

Series 17, Class A, 1.62%, 4/15/2029 (b) (f)	3,000,000	2,985,207

KREF Ltd. Series 2018-FL1, Class A, 1.26%, 6/15/2036 (b) (f)	5,000,000	4,937,500

LCM XVII LP (Cayman Islands) Series 17A, Class XR, 0.88%, 10/15/2031 (b) (f)	540,000	540,000

LCM XX LP (Cayman Islands) Series 20A, Class AR, 1.31%, 10/20/2027 (b) (f)	23,602,000	23,447,879

Magnetite Ltd. (Cayman Islands)

Series 2016-18A, Class AR, 1.36%, 11/15/2028 (b) (f)	3,800,000	3,768,487

Series 2020-27A, Class A1, 1.80%, 7/20/2033 (b) (f)	22,058,000	22,058,000

Neuberger Berman CLO Ltd. (Cayman Islands)

Series 2015-19A, Class A1R2, 1.08%, 7/15/2027 (b) (f)	3,858,523	3,813,540

SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — continued

Series 2017-16SA, Class A, 1.13%, 1/15/2028 (b) (f)	34,088,169	33,746,196

Series 2013-14A, Class AR2, 1.28%, 1/28/2030 (b) (f)	8,825,000	8,692,502

Newark BSL CLO 2 Ltd. (Cayman Islands) Series 2017-1A, Class A1, 1.51%, 7/25/2030 (b) (f)	2,000,000	1,992,138

Newark BSL CLO Ltd. (Cayman Islands) Series 2016-1A, Class A1R, 1.34%, 12/21/2029 (b) (f)	2,500,000	2,485,890

Oak Hill Credit Partners Ltd. (Cayman Islands) Series 2014-10RA, Class X, 0.90%, 12/12/2030 (b) (f)	1,037,500	1,037,500

OCP CLO Ltd. (Cayman Islands)

Series 2015-8A, Class A1R, 1.12%, 4/17/2027 (b) (f)	13,301,878	13,225,844

Series 2015-9A, Class A1R, 1.08%, 7/15/2027 (b) (f)	26,232,718	26,135,604

Series 2016-12A, Class A1R, 1.39%, 10/18/2028 (b) (f)	1,000,000	992,775

Octagon Investment Partners 25 Ltd. (Cayman Islands) Series 2015-1A, Class AR, 1.07%, 10/20/2026 (b) (f)	16,322,773	16,202,866

Octagon Investment Partners 35 Ltd. (Cayman Islands) Series 2018-1A, Class A1A, 1.33%, 1/20/2031 (b) (f)	35,000,000	34,658,820

OHA Credit Funding Ltd. (Cayman Islands) Series 2018-1A, Class X, 0.92%, 10/20/2030 (b) (f)	333,333	333,333

Palmer Square Loan Funding Ltd. (Cayman Islands)

Series 2019-2A, Class A1, 1.24%, 4/20/2027 (b) (f)	10,036,802	9,946,592

Series 2019-4A, Class A1, 1.16%, 10/24/2027 (b) (f)	29,242,246	28,897,392

Series 2020-1A, Class A1, 1.05%, 2/20/2028 (b) (f)	10,574,550	10,513,461

Series 2020-2A, Class A1, 1.27%, 4/20/2028 (b) (f)	14,745,417	14,615,598

Shackleton CLO Ltd. (Cayman Islands)

Series 2015-8A, Class A1R, 1.19%, 10/20/2027 (b) (f)	18,465,544	18,307,608

Series 2015-8A, Class A2R, 1.19%, 10/20/2027 (b) (f)	8,205,241	8,135,062

Stratus CLO Ltd. (Cayman Islands) Series 2020-2A, Class A, 1.57%, 10/15/2028 (b) (f)	46,000,000	46,000,000

Symphony CLO Ltd. (Cayman Islands)

Series 2014-14A, Class AR, 1.22%, 7/14/2026 (b) (f)	33,348,309	33,095,529

Series 2018-20A, Class X, 1.27%, 1/16/2032 (b) (f)	1,750,000	1,750,000

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Series 2014-15A, Class XR2, 0.97%, 1/17/2032 (b) (f)	2,666,667	2,666,667

THL Credit Wind River CLO Ltd. (Cayman Islands) Series 2012-1A, Class AR2, 1.15%, 1/15/2026 (b) (f)	5,614,979	5,593,339

Treman Park CLO Ltd. (Cayman Islands) Series 2015-1A, Class ARR, 1.34%, 10/20/2028 (b) (f)	10,000,000	9,937,480

Verizon Owner Trust

Series 2017-3A, Class A1B, 0.43%, 4/20/2022 (b) (f)	68,644	68,665

Series 2017-3A, Class A1A, 2.06%, 4/20/2022 (b)	5,363,403	5,375,927

Series 2018-1A, Class A1A, 2.82%, 9/20/2022 (b)	22,505,198	22,680,230

Volvo Financial Equipment LLC Series 2019-1A, Class A2, 2.90%, 11/15/2021 (b)	1,677,031	1,683,438

Voya CLO Ltd. (Cayman Islands) Series 2014-3A, Class A1R, 0.96%, 7/25/2026 (b) (f)	1,284,563	1,278,189

Westlake Automobile Receivables Trust Series 2019-1A, Class A2A, 3.06%, 5/16/2022 (b)	1,666,823	1,673,166

Total Asset-Backed Securities (Cost $654,261,357)		653,699,082

Commercial Mortgage-Backed Securities — 1.0%

Benchmark Mortgage Trust

Series 2018-B3, Class A2, 3.85%, 4/10/2051	5,500,000	5,843,463

Series 2018-B5, Class A2, 4.08%, 7/15/2051	5,000,000	5,372,036

BX Commercial Mortgage Trust Series 2020-BXLP, Class A, 0.96%, 12/15/2036 (b) (f)	22,968,977	22,890,014

BXMT Ltd. Series 2017-FL1, Class A, 1.03%, 6/15/2035 (b) (f)	460,289	457,412

CGDBB Commercial Mortgage Trust Series 2017-BIOC, Class A, 0.95%, 7/15/2032 (b) (f)	822,189	820,131

Citigroup Commercial Mortgage Trust Series 2018-B2, Class A2, 3.79%, 3/10/2051	6,000,000	6,296,588

Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class A, 1.14%, 5/15/2036 (b) (f)	28,000,000	28,051,439

CSAIL Commercial Mortgage Trust Series 2017-CX9, Class A2, 3.05%, 9/15/2050	2,500,000	2,580,690

DBGS Mortgage Trust Series 2018-BIOD, Class A, 0.96%, 5/15/2035 (b) (f)	26,753,605	26,652,832

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	163

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Commercial Mortgage-Backed Securities — continued

GS Mortgage Securities Trust Series 2017-GS5, Class A2, 3.22%, 3/10/2050	1,750,000	1,775,104

KNDL Mortgage Trust Series 2019-KNSQ, Class A, 0.96%, 5/15/2036 (b) (f)	5,600,000	5,582,441

Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C8, Class A3, 2.86%, 12/15/2048	7,730,939	7,989,680

Morgan Stanley Capital I Trust Series 2018-H3, Class A2, 4.00%, 7/15/2051	6,250,000	6,683,373

UBS Commercial Mortgage Trust

Series 2018-C8, Class A2, 3.71%, 2/15/2051	6,569,000	6,862,363

Series 2018-C11, Class A2, 3.99%, 6/15/2051	4,647,000	4,907,814

Wells Fargo Commercial Mortgage Trust Series 2018-C46, Class A2, 4.06%, 8/15/2051	11,750,000	12,572,716

Total Commercial Mortgage-Backed Securities (Cost $145,369,203)		145,338,096

Certificates of Deposit — 0.6%

Credit Agricole Corporate and Investment Bank (France) (ICE LIBOR USD 3 Month + 0.48%), 0.78%, 9/17/2021 (a)	33,446,000	33,508,484

Sumitomo Mitsui Banking Corp. (Japan) (ICE LIBOR USD 3 Month + 0.32%), 0.58%, 11/22/2021 (a)	47,564,000	47,546,512

Total Certificates of Deposit (Cost $80,996,260)		81,054,996

Collateralized Mortgage Obligations — 0.0% (e)

FHLMC, REMIC Series 4002, Class MA, 2.00%, 1/15/2039 (Cost $5,440,349)	5,434,136	5,452,501

Short-Term Investments — 19.5%

Certificates of Deposit — 4.9%

Bank of Nova Scotia (The) (Canada) (ICE LIBOR USD 3 Month + 0.28%), 0.59%, 9/21/2020 (a)	3,000,000	3,000,522

Barclays Bank plc (United Kingdom)

0.90%, 6/24/2021	65,865,000	66,059,813

0.70%, 7/29/2021	6,500,000	6,507,435

Canadian Imperial Bank of Commerce (Canada) 0.42%, 6/22/2021	90,500,000	90,656,829

Chiba Bank Ltd. (Japan)

0.37%, 11/13/2020	61,391,000	61,392,379

0.37%, 11/30/2020	39,000,000	38,999,703

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Certificates of Deposit — continued

Credit Agricole Corporate and Investment Bank (France) (ICE LIBOR USD 3 Month + 0.21%), 0.45%, 8/9/2021 (a)	36,098,000	36,141,973

First Abu Dhabi Bank USA NV (ICE LIBOR USD 3 Month + 0.20%), 0.47%, 1/21/2021 (a)	21,927,000	21,926,996

Lloyds Bank Corporate Markets plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.50%), 0.80%, 9/24/2020 (a)	23,000,000	23,007,726

0.61%, 6/17/2021	100,500,000	100,739,045

Natixis SA (France) 1.93%, 11/13/2020	1,019,000	1,022,727

Nordea Bank Abp (Finland) 1.71%, 10/28/2020	52,800,000	52,935,211

Shizuoka Bank (Japan)

0.00%, 11/25/2020	19,000,000	18,999,591

0.00%, 11/30/2020	20,000,000	19,998,989

0.39%, 2/10/2021	20,000,000	20,000,354

0.39%, 2/12/2021	50,000,000	50,001,125

Standard Chartered Bank (United Kingdom) 1.78%, 10/26/2020	54,733,000	54,865,656

Svenska Handelsbanken AB (Sweden) (ICE LIBOR USD 3 Month + 0.28%), 0.59%, 9/11/2020 (a)	6,000,000	6,000,495

Total Certificates of Deposit (Cost $671,217,729)		672,256,569

Commercial Paper — 7.5%

American Honda Finance Corp. 1.99%, 9/3/2020 (g)	110,000,000	109,998,534

AstraZeneca plc (United Kingdom)

2.12%, 10/16/2020 (b) (g)	29,000,000	28,986,475

2.12%, 10/28/2020 (b) (g)	45,000,000	44,973,247

Banco Santander SA (Spain) 0.36%, 9/21/2020 (b) (g)	1,700,000	1,699,903

BP Capital Markets plc (United Kingdom)

1.53%, 9/8/2020 (b) (g)	52,484,000	52,481,189

1.34%, 11/23/2020 (b) (g)	74,000,000	73,957,869

BPCE SA (France)

0.30%, 7/1/2021 (b) (g)	3,000,000	2,993,236

Campbell Soup Co. 2.04%, 3/1/2021 (b) (g)	29,450,000	29,358,882

Dominion Energy, Inc. 2.89%, 10/1/2020 (b) (g)	20,000,000	19,996,711

DZ Bank AG (Germany) 0.25%, 9/8/2020 (b) (g)	6,800,000	6,799,894

SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Short-Term Investments – continued

Commercial Paper — continued

Electricite de France SA (France) 0.56%, 6/28/2021 (b) (g)	90,000,000	89,759,200

Enbridge Energy Partners LP 0.80%, 9/14/2020 (b) (g)	27,636,000	27,634,087

Enel Finance America LLC 0.40%, 10/2/2020 (b) (g)	23,549,000	23,545,002

Eni Finance USA, Inc. (Italy)

0.78%, 11/5/2020 (b) (g)	20,170,000	20,146,851

0.78%, 11/9/2020 (b) (g)	25,000,000	24,969,375

0.58%, 7/30/2021 (b) (g)	21,075,000	20,878,107

Erste Abwicklungsanstalt (Germany)

0.23%, 9/30/2020 (b) (g)	7,000,000	6,999,475

Exxon Mobil Corp. 0.10%, 10/21/2020 (g)	18,000,000	17,997,781

Federation des caisses Desjardins du Quebec (Canada)

0.14%, 9/21/2020 (b) (g)	6,250,000	6,249,643

First Abu Dhabi Bank PJSC (United Arab Emirates)

0.20%, 11/16/2020 (b) (g)	10,000,000	9,997,070

0.32%, 8/27/2021 (b) (g)	174,311,000	173,753,402

Glencore Funding LLC (Australia)

1.63%, 9/8/2020 (b) (g)	33,900,000	33,897,936

0.60%, 9/22/2020 (b) (g)	30,000,000	29,992,391

Komatsu Finance America, Inc.

0.40%, 9/1/2020 (b) (g)	9,200,000	9,199,977

NatWest Markets plc (United Kingdom)

0.61%, 4/29/2021 (b) (g)	16,590,000	16,542,133

0.66%, 7/26/2021 (b) (g)	27,281,000	27,163,820

Rogers Communications, Inc. (Canada)

0.55%, 8/26/2021 (b) (g)	39,167,000	38,963,332

Schlumberger Holdings Corp.

0.47%, 7/29/2021 (b) (g)	15,300,000	15,228,039

0.49%, 8/16/2021 (b) (g)	42,000,000	41,789,709

Shell International Finance BV (Netherlands) 3.25%, 3/29/2021 (b) (g)	34,360,000	34,299,870

Total Commercial Paper (Cost $1,038,709,020)		1,040,253,140

	SHARES

Investment Companies — 6.2%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (h) (i) (Cost $867,938,428)	867,938,428	867,938,428

INVESTMENTS	SHARES	VALUE ($)

Investment of Cash Collateral From Securities Loaned — 0.4%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.32% (h) (i)	47,229,932	47,244,101

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.07% (h) (i)	6,510,728	6,510,728

Total Investment of Cash Collateral From Securities Loaned (Cost $53,754,829)		53,754,829

	PRINCIPAL AMOUNT ($)

Repurchase Agreements — 0.5%

Citigroup Global Markets Holdings, Inc., 2.34%, dated 8/31/2020, due 10/23/2020, repurchase price $12,041,324, collateralized by Asset-Backed Securities, 2.71% — 2.84%, due 11/28/2053 — 6/28/2057, Collateralized Mortgage Obligations, 0.00% — 3.16%, due 12/15/2021 — 10/18/2052 and FNMA Connecticut Avenue Securities, 3.43% — 10.18%, due 1/25/2040 — 7/25/2050, with the value of $12,960,001.	12,000,000	12,000,000

Wells Fargo Securities LLC, 0.75%, dated 8/31/2020, due 09/28/2020, repurchase price $60,035,000, collateralized by Asset-Backed Securities, 3.55%, due 8/15/2025, Collateralized Mortgage Obligations, 1.14% — 4.61%, due 2/15/2036 — 9/17/2060 and Municipal Debt Securities, 5.00% — 6.31%, due 1/1/2022 — 1/1/2044, with the value of $64,510,345.	60,000,000	60,000,000

Total Repurchase Agreements (Cost $72,000,000)		72,000,000

Total Short-Term Investments (Cost $2,703,620,006)		2,706,202,966

Total Investments — 100.6% (Cost $13,861,119,651)		13,987,222,868

Liabilities in Excess of Other Assets — (0.6)%		(85,118,316)

NET ASSETS — 100.0%		13,902,104,552

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	165

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

Abbreviations

CIFC	Commercial Industrial Finance Corp.
CLO	Collateralized Loan Obligations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
USD	United States Dollar
PJSC	Public Joint Stock Company

(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2020.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	The security or a portion of this security is on loan at August 31, 2020. The total value of securities on loan at August 31, 2020 is $52,396,832.

(d)

   Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2020.

(e)	Amount rounds to less than 0.1% of net assets.
(f)

   Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2020.

(g)	The rate shown is the effective yield as of August 31, 2020.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of August 31, 2020.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of August 31, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
U.S. Treasury 2 Year Note	(719)	12/2020	USD	(158,854,063)	(80,042)
U.S. Treasury 5 Year Note	(5,834)	12/2020	USD	(735,084,000)	(543,776)

					(623,818)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — 84.5% (a)

Alabama — 0.4%

Alabama 21st Century Authority Series 2012A, Rev., 5.00%, 6/1/2021	55,000	56,941

Alabama Federal Aid Highway Finance Authority

Rev., 5.00%, 9/1/2020	25,000	25,000

Series 2012A, Rev., GAN, 5.00%, 9/1/2021	100,000	104,687

Series A, Rev., 5.00%, 9/1/2023	25,000	28,541

Alabama Public School & College Authority Series 2014-A, Rev., 5.00%, 2/1/2022	20,000	21,328

Alabama Public School and College Authority, Capital Improvement Series 2013-C, Rev., 5.00%, 9/1/2020	45,000	45,000

Alabama Public School and College Authority, Capital Improvement Economic Development and Training Series 2012B, Rev., 5.00%, 3/1/2021	45,000	46,055

Black Belt Energy Gas District, Gas Prepay Series 2018A, Rev., 4.00%, 12/1/2023 (b)	170,000	186,512

Black Belt Energy Gas District, Gas Supply Series 2016A, Rev., LIQ: Royal Bank of Canada, 4.00%, 6/1/2021 (b)	905,000	925,942

City of Auburn GO, 3.00%, 5/1/2022	20,000	20,944

City of Dothan GO, 5.00%, 9/1/2020	35,000	35,000

City of Florence, Warrants

GO, 5.00%, 9/1/2020	25,000	25,000

City of Huntsville Series 2014B, GO, 3.00%, 11/1/2020	30,000	30,140

City of Huntsville, Capital Improvement Series 2011B, GO, 5.00%, 5/1/2021 (c)	110,000	113,456

City of Huntsville, Warrants Series 2013-D, GO, 5.00%, 11/1/2020	40,000	40,318

City of Orange Beach, Warrants GO, 5.00%, 2/1/2021	30,000	30,602

City of Oxford, Warrants Series 2013B, GO, 4.00%, 9/1/2020 (c)	20,000	20,000

City of Troy, Electric Water and Sewer System

Rev., AGM, 4.75%, 10/1/2020 (c)	20,000	20,073

Rev., AGM, 5.25%, 10/1/2020 (c)	100,000	100,407

County of Montgomery

Series 2010A, GO, 5.00%, 11/1/2020	35,000	35,137

GO, 5.00%, 3/1/2021	30,000	30,723

Cullman Utilities Board Water Division Rev., AGM, 4.75%, 9/1/2020	130,000	130,000

Madison County Board of Education Series 2019C, 5.00%, 3/1/2021	25,000	25,590

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Alabama — continued

Madison County Board of Education, Capital Outlay Tax Anticipation Warrants Rev., 5.00%, 9/1/2020	25,000	25,000

Montgomery County Public Education Cooperative District Rev., 5.00%, 4/1/2021	100,000	102,813

North Marshall Utilities Board, Water Rev., AGM, 3.00%, 10/1/2020	110,000	110,231

Oxford Public Building Authority Series 2015A, Rev., 5.00%, 10/1/2022	25,000	27,290

Water Works Board of the City of Birmingham (The) Rev., 5.00%, 1/1/2021	20,000	20,322

Total Alabama		2,383,052

Alaska — 0.5%

Alaska Housing Finance Corp. Series A, Rev., 1.50%, 6/1/2024	305,000	314,275

Alaska Housing Finance Corp., Capital Project Series 2011A, Rev., 5.00%, 12/1/2020 (c)	50,000	50,599

Alaska Housing Finance Corp., State Capital Project Series A, Rev., 5.00%, 12/1/2020 (c)	20,000	20,240

Alaska Industrial Development and Export Authority, Greater Fairbanks Community Hospital Foundation Project Rev., 5.00%, 4/1/2021	325,000	333,177

Alaska Municipal Bond Bank Authority

Series 3, Rev., 5.00%, 9/1/2020	200,000	200,000

Series 1, Rev., 5.00%, 12/1/2020	200,000	202,244

Series 1, Rev., 5.00%, 12/1/2021	450,000	475,141

Borough of Matanuska-Susitna

Rev., 5.00%, 9/1/2020	375,000	375,000

Series 2007A, GO, NATL-RE, 5.00%, 4/1/2021	35,000	35,976

Borough of Matanuska-Susitna, Goose Creek Correctional Center Project Rev., 5.00%, 9/1/2021	195,000	204,038

Borough of North Slope

Series B, GO, 4.00%, 10/30/2020	20,000	20,123

Series 2018A, GO, 5.00%, 6/30/2021	20,000	20,795

Borough of North Slope AK Series 2012A, GO, 5.00%, 6/30/2022	20,000	21,747

Municipality of Anchorage

Series C, GO, 5.00%, 9/1/2020	20,000	20,000

Series C, GO, 5.00%, 9/1/2021	25,000	26,198

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	167

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Alaska — continued

Municipality of Anchorage, General Purpose Series B, GO, 5.00%, 9/1/2020	20,000	20,000

Municipality of Anchorage, Schools Series D, GO, 5.00%, 9/1/2020	30,000	30,000

State of Alaska, Alaska Native Tribal Health Consortium Housing Facility Project COP, 5.00%, 6/1/2021	170,000	175,632

State of Alaska, Native Tribal Health Consortium housing facility project Series 2014, COP, 4.00%, 6/1/2022	295,000	312,617

University of Alaska Series V-2, Rev., 5.00%, 10/1/2020	200,000	200,462

Total Alaska		3,058,264

Arizona — 0.9%

Arizona Department of Transportation State Highway Fund Series 2013A, Rev., 5.00%, 7/1/2022 (c)	35,000	38,068

Arizona Health Facilities Authority, Banner Health Series 2015A, Rev., 5.00%, 1/1/2021	25,000	25,350

Arizona Industrial Development Authority, Equitable School Revolving Fund

Series 2019A, Rev., 5.00%, 11/1/2021	190,000	200,045

Series 2019A, Rev., 5.00%, 11/1/2022	400,000	438,532

Series 2019A, Rev., 5.00%, 11/1/2024	75,000	88,186

Arizona School Facilities Board Series 2015A, COP, 5.00%, 9/1/2020	300,000	300,000

Arizona Water Infrastructure Finance Authority

Series 2010A, Rev., 5.00%, 10/1/2020 (c)	30,000	30,117

Series 2010A, Rev., 5.00%, 10/1/2020	70,000	70,270

Chandler Industrial Development Authority, Intel Corp. Project Series 2018, Rev., 2.40%, 8/14/2023 (b)	1,975,000	2,077,463

City of Mesa Rev., 5.00%, 7/1/2022	50,000	54,422

City of Phoenix Civic Improvement Corp.

Rev., 5.00%, 7/1/2021	20,000	20,803

Series 2017D, Rev., 5.00%, 7/1/2024	400,000	461,948

City of Surprise AZ Utility System Rev., 5.00%, 7/1/2022	35,000	38,095

County of Maricopa COP, 5.00%, 7/1/2022	275,000	298,735

County of Pima AZ Sewer System Rev., 5.00%, 7/1/2022	60,000	65,283

Industrial Development Authority of the County of Pima (The) Series 2009A, Rev., 4.95%, 10/1/2020	295,000	296,094

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Arizona — continued

Industrial Development Authority of the County of Yavapai (The), Yavapai Regional Medical Center Series 2013A, Rev., 4.00%, 8/1/2021	135,000	139,113

Maricopa County Industrial Development Authority, Banner Health Series C, Rev., 5.00%, 10/18/2024 (b)	50,000	58,766

Maricopa County Industrial Development Authority, Banner Health Obligated Group Series 2016A, Rev., 5.00%, 1/1/2021	90,000	91,259

Maricopa County School District No. 3 Tempe Elementary GO, 4.00%, 7/1/2023	35,000	38,649

Maricopa County Unified School District No. 80 Chandler Series 2017B, GO, 3.50%, 7/1/2022	25,000	26,521

Maricopa County Unified School District No. 97-Deer Valley Series 2017C, GO, 5.00%, 7/1/2022	30,000	32,641

Maricopa County Union High School District No. 210-Phoenix GO, 5.00%, 7/1/2022	30,000	32,642

Mohave County Unified School District No. 1 Lake Havasu Series 2017A, GO, 4.00%, 7/1/2023	45,000	49,691

Pima County Regional Transportation Authority Rev., 5.00%, 6/1/2024	25,000	29,399

Regional Public Transportation Authority, Transportation Excise Tax, Maricopa County Public Transportation Fund Rev., 5.25%, 7/1/2021	30,000	31,267

Salt River Project Agricultural Improvement & Power District

Series 2016A, Rev., 5.00%, 1/1/2021	30,000	30,481

Series 2011A, Rev., 5.00%, 12/1/2024	25,000	26,483

Salt River Project Agricultural Improvement & Power District, Arizona Salt River Project, Tax Exempt Series 2010-B, Rev., 5.00%, 12/1/2020	55,000	55,661

State of Arizona COP, 5.00%, 9/1/2020	50,000	50,000

Yavapai County Union High School District No. 4 Mingus GO, 4.00%, 7/1/2021	25,000	25,767

Total Arizona		5,221,751

Arkansas — 0.1%

Arkansas Development Finance Authority Rev., AMBAC, Zero Coupon, 7/1/2023	25,000	24,553

Bentonville School District No. 6, Construction Series A, GO, 3.00%, 9/1/2020	70,000	70,000

SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Arkansas — continued

Cedarville School District No. 44

GO, 3.50%, 12/1/2020	120,000	120,972

GO, 3.63%, 12/1/2020	130,000	131,093

Pulaski County Special School District GO, 3.00%, 2/1/2021 (c)	105,000	106,114

University of Arkansas

Series 2011B, Rev., 5.00%, 11/1/2020	30,000	30,239

Series 2015C, Rev., 5.00%, 11/1/2020	70,000	70,557

Rev., 4.00%, 5/1/2022	30,000	31,825

Series 2013A, Rev., 5.00%, 9/15/2022	25,000	27,421

University of Arkansas, Ualr Campus Rev., 4.00%, 10/1/2020	25,000	25,078

Total Arkansas		637,852

California — 2.8%

Abag Finance Authority for Nonprofit Corps. Series 2014-A, Rev., 4.00%, 9/2/2020	140,000	140,000

Alhambra Unified School District Series 2016B, GO, 5.00%, 8/1/2022	30,000	32,792

Berkeley Joint Powers Financing Authority Rev., 5.00%, 10/1/2020	65,000	65,256

Brentwood Infrastructure Financing Authority

Rev., 4.00%, 10/1/2020	85,000	85,236

Rev., 5.00%, 10/1/2024	40,000	46,923

Buena Park Public Financing Authority Rev., 4.00%, 5/1/2021	110,000	112,809

California County Tobacco Securitization Agency, Senior

Series 2020A, Rev., 3.00%, 6/1/2021	350,000	357,073

Series 2020A, Rev., 4.00%, 6/1/2022	350,000	372,228

Series 2020A, Rev., 4.00%, 6/1/2023	350,000	384,150

California Health Facilities Financing Authority

Series 2011A, Rev., 5.25%, 3/1/2022	175,000	178,582

Series C, Rev., 5.00%, 11/1/2022 (b)	560,000	616,375

Rev., 5.00%, 11/15/2024	210,000	249,726

California Health Facilities Financing Authority, Memorial Health Services Series 2012A, Rev., 4.00%, 10/1/2021	245,000	254,663

California Health Facilities Financing Authority, St. Joseph Health System

Series 2013D, Rev., 5.00%, 10/15/2020 (b)	1,040,000	1,045,949

Series 2009D, Rev., 1.70%, 10/18/2022(b)	265,000	271,856

Series 2009C, Rev., 5.00%, 10/18/2022 (b)	85,000	93,130

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued

California Infrastructure & Economic Development Bank

Rev., 5.00%, 10/1/2020	25,000	25,098

Rev., 5.00%, 11/1/2022	100,000	110,434

California Infrastructure & Economic Development Bank, The J. Paul Getty Trust Series 2020A-2, Rev., (SIFMA Municipal Swap Index Yield — 0.05%), 0.04%, 9/10/2020 (d)	750,000	748,485

California Public Finance Authority Rev., 3.00%, 10/1/2021	25,000	25,777

California State Public Works Board

Series 2014A, Rev., 5.00%, 9/1/2020	200,000	200,000

Series 2013C, Rev., 4.00%, 3/1/2021 (c)	75,000	76,427

California Statewide Communities Development Authority, Multi-Family Housing, Ethel Arnold Bradley Apartments Series S-1, Rev., 1.25%, 6/1/2021 (b)	165,000	165,970

California Statewide Communities Development Authority, Multi-Family Housing, Robert Farrell Manor & Western Gardens Apartments Series T-1, Rev., 1.25%, 6/1/2021 (b)	165,000	165,970

Castaic Lake Water Agency Series 1999A, COP, AMBAC, Zero Coupon, 8/1/2023	45,000	44,413

Chino Redevelopment Agency Successor Agency Series A, 5.00%, 9/1/2020	125,000	125,000

City & County of San Francisco Series 2010A, COP, 4.00%, 10/1/2020	25,000	25,076

City & County of San Francisco, Moscone Center South Regunding Project Series 2011A, COP, 5.00%, 9/1/2021	30,000	31,326

City & County of San Francisco, Multifamily Housing, Transbay Block 8 Tower Apartments Series 2016H-2, Rev., VRDO, LOC: Bank of China Ltd., 0.19%, 9/10/2020 (b)	710,000	710,000

City And County of San Francisco Finance Corp. Series 2010-R1, Rev., 3.50%, 4/1/2021	25,000	25,068

City of Bakersfield, Wastewater Series 2015A, Rev., 5.00%, 9/15/2020	50,000	50,088

City of Berkeley GO, 5.00%, 9/1/2020	25,000	25,000

City of Long Beach

Series 2014B, Rev., 5.00%, 5/15/2023	50,000	56,041

Series 2020A, Rev., 4.00%, 5/15/2024	20,000	22,584

City of Los Angeles Series 2011-B, GO, 5.00%, 9/1/2020	25,000	25,000

City of Newark COP, 5.00%, 6/1/2023	45,000	50,629

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	169

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

California — continued

City of Pasadena Series 2012A, Rev., 4.00%, 6/1/2022	20,000	21,350

City of Richmond Rev., FGIC, Zero Coupon, 8/1/2023 (c)	200,000	197,282

City of Roseville, 316 Vernon Street Project COP, 5.00%, 8/1/2022	40,000	43,642

City of San Francisco Subseries C, Rev., 5.00%, 11/1/2021 (c)	45,000	47,510

City of San Mateo GO, 4.00%, 8/1/2021	20,000	20,709

City of Santa Clara COP, 4.00%, 2/1/2021	25,000	25,391

City of Sausalito COP, 4.00%, 5/1/2023	25,000	27,528

Coronado Community Development Agency Successor Agency

Series 2018A, 5.00%, 9/1/2020	100,000	100,000

Series 2018A, 5.00%, 9/1/2021	100,000	104,862

County of Napa COP, 5.00%, 6/1/2022	40,000	43,325

County of San Bernardino, Arrowhead Project Series 2019A, COP, 5.00%, 10/1/2020	25,000	25,094

County of San Diego COP, 4.00%, 2/1/2025	30,000	30,457

County of Sonoma, Limited Tax Series 2015A, Rev., 5.00%, 9/1/2020	700,000	700,000

Culver Redevelopment Agency Successor Agency, Tax Allocation Series 2017A, 4.00%, 11/1/2020	100,000	100,632

Department of Veterans Affairs Veteran’s Farm & Home Purchase Program Series 2012A, Rev., 2.75%, 12/1/2020	45,000	45,270

Desert Community College District GO, 5.00%, 8/1/2022	30,000	32,786

East Bay Regional Park District, Election of 2008 Series 2013A, GO, 4.00%, 9/1/2020	20,000	20,000

El Monte City School District, Capital Appreciation, Election of 2004 Series 2008C, GO, AGC, Zero Coupon, 8/1/2023	600,000	575,400

Evergreen School District GO, 4.00%, 9/1/2020	25,000	25,000

Fontana Redevelopment Agency Successor Agency

Series 2017A, 5.00%, 10/1/2020	150,000	150,550

Series 2017A, 5.00%, 10/1/2023	30,000	33,820

Fremont Public Financing Authority Series 2017B, Rev., 5.00%, 10/1/2023	25,000	28,678

Fresno Unified School District, Election of 2001 Series G, GO, Zero Coupon, 8/1/2041	405,000	101,910

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued

Gavilan Joint Community College District, Election of 2004 Series 2011D, GO, 4.00%, 8/1/2021	25,000	25,886

Glendale Unified School District GO, 5.00%, 9/1/2020	90,000	90,000

Golden State Tobacco Securitization Corp. Series 2018A, Rev., 3.00%, 6/1/2022	100,000	104,811

Golden State Tobacco Securitization Corp., Tobacco Settlement Series 2015A, Rev., 5.00%, 6/1/2021	700,000	724,962

Grossmont Healthcare District Series C, GO, 5.00%, 7/15/2024	25,000	29,379

Imperial Irrigation District Electric System Series 2011C, Rev., 5.00%, 11/1/2020 (c)	25,000	25,198

Jefferson Union High School District Series D, GO, Zero Coupon, 8/1/2021 (c)	150,000	52,378

Lodi Unified School District GO, AGM, 5.00%, 8/1/2023	240,000	260,539

Los Alamitos Unified School District GO, 5.00%, 8/1/2021	40,000	41,782

Los Angeles Community College District GO, 4.00%, 8/1/2021	45,000	46,598

Los Angeles County Metropolitan Transportation Authority Series 2016A, Rev., 5.00%, 6/1/2021	25,000	25,913

Los Angeles County Public Works Financing Authority Series 2019E1, Rev., 4.00%, 12/1/2023	85,000	94,682

Los Angeles County Redevelopment Refunding Authority Redev Agency Successor Agy 5.00%, 12/1/2022	50,000	54,986

Los Angeles Department of Water Series 2011A, Rev., 5.00%, 7/1/2021	35,000	35,566

Marin Water District Financing Authority Series 2012A, Rev., 4.00%, 7/1/2021	25,000	25,805

Merced Union High School District GO, AGM, Zero Coupon, 2/18/2025 (c)	250,000	79,135

Metropolitan Water District of Southern California, Waterworks Series 2010A, GO, 5.00%, 9/1/2020	100,000	100,000

Mojave Water Agency Public Facilities Corp Series 2014A, Rev., 4.00%, 9/1/2020	20,000	20,000

Morongo Unified School District Series 2012C, GO, Zero Coupon, 8/15/2022 (c)	95,000	35,965

Mountain View-Whisman School District, Santa Clara County GO, 5.00%, 9/1/2020	20,000	20,000

SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

California — continued

Newport Mesa Unified School District, Election of 2005 GO, Zero Coupon, 8/1/2021 (c)	200,000	48,862

Northern California Power Agency Series 1986A, Rev., AMBAC, 7.50%, 7/1/2021 (c)	180,000	190,633

Ohlone Community College District GO, 4.00%, 8/1/2021	35,000	36,240

Ontario Public Financing Authority Rev., 5.00%, 7/1/2021	35,000	36,417

Orchard School District GO, 5.00%, 8/1/2023	25,000	28,499

Padre Dam Municipal Water District Series 2017A, COP, 5.00%, 10/1/2024	50,000	59,656

Palm Springs Community Redevelopment Agency, Successor Agency 3.00%, 9/1/2020	200,000	200,000

Palm Springs Financing Authority

Series 2012B, Rev., 4.00%, 6/1/2022	75,000	80,064

Series 2012A, Rev., 3.13%, 11/1/2022	25,000	26,468

Series 2012A, Rev., 3.25%, 11/1/2023	55,000	58,338

Palm Springs Financing Authority, Convention Center Project

Series 2012A, Rev., 3.00%, 11/1/2020	25,000	25,108

Series 2012A, Rev., 3.00%, 11/1/2021	150,000	154,576

Palomar Community College District GO, 5.00%, 5/1/2024	50,000	58,808

Pasadena Public Financing Authority Series 2016A, Rev., 5.00%, 4/1/2022	25,000	26,909

Port of Los Angeles

Series 2014B, Rev., 5.00%, 8/1/2021	30,000	31,229

Series 2015A, Rev., 5.00%, 8/1/2021	25,000	26,025

Puente Basin Water Agency Series 2013A, Rev., 5.00%, 6/1/2023	25,000	28,304

Rancho Cucamonga Redevelopment Agency, Redevelopment Project AGM, 5.00%, 9/1/2020	350,000	350,000

Rancho Santiago Community College District GO, 4.00%, 9/1/2020	75,000	75,000

Regents of the University of California Series AK, Rev., 5.00%, 5/15/2023 (b)	180,000	202,628

Rescue Union School District Series 1998A, GO, NATL-RE, Zero Coupon, 9/1/2020	25,000	25,000

San Diego County Regional Transportation Commission Series 2012A, Rev., 5.00%, 4/1/2021	35,000	35,980

San Diego Public Facilities Financing Authority Series 2016A, Rev., 4.00%, 5/15/2021	35,000	35,946

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued

San Diego Public Facilities Financing Authority, Master Refunding Project

Series 2010A, Rev., 5.00%, 9/1/2020 (c)	80,000	80,000

Series 2010A, Rev., 5.25%, 9/1/2020 (c)	40,000	40,000

San Diego Redevelopment Agency, Naval Training Center Redevelopment Project Series 2010A, 5.50%, 9/1/2020 (c)	45,000	45,000

San Francisco Bay Area Rapid Transit District Sales Tax Series 2015A, Rev., 5.00%, 7/1/2022	20,000	21,800

San Francisco Municipal Transportation Agency Rev., 5.00%, 3/1/2021	35,000	35,799

San Francisco Unified School District GO, 4.00%, 9/28/2020	50,000	50,139

San Joaquin Hills Transportation Corridor Agency Rev., Zero Coupon, 1/1/2025 (c)	120,000	117,992

San Jose Financing Authority

Series 2013A, Rev., 4.00%, 6/1/2021	25,000	25,671

Series 2013A, Rev., 5.00%, 6/1/2022	75,000	80,973

Series 2013A, Rev., 5.00%, 6/1/2023	30,000	33,752

San Juan Unified School District GO, 3.00%, 8/1/2023	25,000	27,047

San Juan Water District Rev., 5.00%, 2/1/2025	45,000	54,516

San Marcos Unified School District, Community Facilities District No. 5, Special Tax 5.00%, 9/1/2020	125,000	125,000

San Mateo Joint Powers Financing Authority Series 2014A, Rev., 4.00%, 6/15/2021	30,000	30,895

Santa Monica Community College District Series 2014B, GO, 5.00%, 8/1/2022	35,000	38,257

Santa Monica Public Financing Authority

Rev., 5.00%, 7/1/2021	35,000	36,417

Series 2011A, Rev., 5.00%, 6/1/2023	25,000	25,890

Silicon Valley Clean Water Rev., 5.00%, 8/1/2022	25,000	27,327

Simi Valley Public Financing Authority Series 2014A, Rev., 5.00%, 10/1/2022	70,000	77,012

Solano County Community College District Series 2014A, GO, 5.00%, 8/1/2023	40,000	45,599

Sonoma County Junior College District Series B, GO, 4.00%, 8/1/2023	55,000	61,101

South San Francisco Unified School District

Rev., NATL-RE, 5.25%, 9/15/2020	25,000	25,046

Rev., NATL-RE, 5.25%, 9/15/2022	35,000	38,643

State of California Department of Water Resources Series AV, Rev., 5.00%, 12/1/2020	35,000	35,423

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	171

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

California — continued

State of California Department of Water Resources, Central Valley Project, Water System Series AW, Rev., 4.00%, 12/1/2020	20,000	20,192

State of California, Various Purpose GO, 5.00%, 9/1/2020	50,000	50,000

Sunnyvale Elementary School District Series 2019C, GO, 4.00%, 9/1/2021	25,000	25,967

Tahoe-Truckee Sanitation Agency Rev., 5.00%, 7/1/2024	30,000	35,531

Tracy Unified School District Series 2011B, GO, Zero Coupon, 8/1/2021 (c)	100,000	38,495

Tustin Unified School District, Community Facilities District No. 88-1 5.00%, 9/1/2020	200,000	200,000

Twin Rivers Unified School District Series 2014A, GO, Zero Coupon, 2/1/2024 (c)	350,000	168,490

University of California Series 2016AT, Rev., 1.40%, 5/15/2021 (b)	965,000	967,480

Ventura County Community College District Series 2008C, GO, Zero Coupon, 8/1/2021	100,000	99,699

Washington Township Health Care District Series 2015A, Rev., 5.00%, 7/1/2021	275,000	284,235

West Hollywood Public Financing Authority Rev., 5.00%, 4/1/2024	75,000	87,481

Yountville Finance Authority Rev., 5.00%, 12/1/2021	25,000	26,510

Total California		16,433,984

Colorado — 1.4%

Adams & Arapahoe Joint School District 28J Aurora GO, 5.00%, 12/1/2024	25,000	27,671

Apex Park & Recreation District GO, 3.00%, 12/1/2024	50,000	55,572

Arapahoe County School District No. 5 Cherry Creek GO, 3.00%, 12/15/2020	25,000	25,204

Board of Water Commissioners City & County of Denver (The) Series A, Rev., 5.00%, 9/15/2020	25,000	25,044

City & County of Denver

Series 2010A, Rev., 5.00%, 11/15/2020	110,000	111,047

Series 2011-A, GO, 3.00%, 8/1/2021 (c)	25,000	25,636

Series 2010A, Rev., 5.00%, 11/15/2022	150,000	151,368

Series 2010A, Rev., 5.00%, 11/15/2024	155,000	156,375

Series B, Rev., 5.00%, 11/15/2024	125,000	147,103

City of Colorado Springs

Series 2013A, Rev., 5.00%, 11/15/2020	40,000	40,394

Series C-1, Rev., 5.00%, 11/15/2020	50,000	50,493

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Colorado — continued

Series 2011-A, Rev., 5.00%, 11/15/2022	25,000	26,449

Series A-3, Rev., 5.00%, 11/15/2022	50,000	55,285

City of Colorado Springs, Utility System

Series 2010D-2, Rev., 5.00%, 11/15/2020	50,000	50,487

Series 2020B, Rev., 5.00%, 11/15/2021	35,000	37,035

Colorado Educational and Cultural Facilities Authority, Charter School, Salida Del Sol Academy Building Corp. Rev., 7.25%, 6/1/2023 (c)	130,000	152,441

Colorado Educational and Cultural Facilities Authority, University of Denver Project Rev., 4.00%, 3/1/2021	110,000	111,660

Colorado Health Facilities Authority

Series 2011A, Rev., 5.00%, 2/1/2021 (c)	155,000	158,036

Series 2009B-1, Rev., 5.00%, 11/9/2022 (c)	20,000	22,014

Series 2019A, Rev., 5.00%, 1/1/2023	145,000	159,876

Colorado Health Facilities Authority, Catholic health Initiatives Series 2011A, Rev., 5.00%, 2/1/2021 (c)	70,000	71,371

Colorado Health Facilities Authority, Catholic Health Initiatives

Series 2011A, Rev., 5.00%, 2/1/2021 (c)	195,000	198,820

Series A, Rev., 5.00%, 2/1/2021 (c)	480,000	489,403

Series 2011A, Rev., 5.25%, 2/1/2021 (c)	810,000	826,711

Series 2009B-1, Rev., 4.00%, 11/9/2022 (c)	20,000	21,579

Series 2013A, Rev., 5.25%, 1/1/2023 (c)	525,000	584,393

Colorado Health Facilities Authority, Covenant Retirement Communities, Inc. Series 2012C, Rev., 5.00%, 12/1/2021	75,000	77,511

Colorado Health Facilities Authority, Parkview Medical Center, Inc. Project

Series 2015A, Rev., 4.00%, 9/1/2022	80,000	84,583

Rev., 5.00%, 9/1/2022	155,000	166,935

Colorado Water Resources & Power Development Authority Series 2010A, Rev., 4.00%, 9/1/2024	25,000	25,075

Colorado Water Resources and Power Development Authority, Clean Water Series 2008-A, Rev., 4.00%, 9/1/2020	250,000	250,000

County of Adams

COP, 5.00%, 12/1/2020	325,000	328,819

COP, 5.00%, 12/1/2023	705,000	811,455

County of Boulder

COP, 5.00%, 12/1/2020	140,000	141,645

SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Colorado — continued

COP, 5.00%, 12/1/2021	160,000	161,877

County of Eagle

COP, 4.00%, 12/1/2020	120,000	121,114

COP, 5.00%, 12/1/2021	245,000	259,345

County of El Paso COP, 4.00%, 12/1/2020	100,000	100,928

Dawson Ridge Metropolitan District No.1 Series A, GO, Zero Coupon, 10/1/2022 (c)	50,000	49,597

Douglas County School District No. Re-1 Douglas and Elbert Counties GO, 4.00%, 12/15/2020	25,000	25,275

E-470 Public Highway Authority Series 2010C, Rev., 5.25%, 9/1/2020	500,000	500,000

E-470 Public Highway Authority, Capital Appreciation Series 2004B, Rev., NATL-RE, Zero Coupon, 9/1/2020	345,000	220,752

Jefferson County School District R-1 GO, 5.00%, 12/15/2020	50,000	50,690

Regional Transportation District Series 2013A, COP, 5.00%, 6/1/2022	200,000	216,404

Snowmass-Wildcat Fire Protection District GO, 4.00%, 12/1/2020	25,000	25,239

State of Colorado Department of Transportation COP, 5.00%, 9/9/2020	100,000	100,093

The Regents of the University of Colorado, Enterprise System Series 2012A-1, Rev., 4.00%, 6/1/2022 (c)	25,000	26,635

University of Colorado

Series 2011A, Rev., 4.13%, 6/1/2021 (c)	25,000	25,738

Series A, Rev., 5.00%, 6/1/2023	25,000	28,230

University of Colorado Hospital Authority

Series 2017C-2, Rev., 5.00%, 3/1/2022 (b)	365,000	380,045

Series 2019C, Rev., 5.00%, 11/15/2024 (b)	250,000	290,365

Total Colorado		8,249,817

Connecticut — 1.9%

City of Stamford

GO, 4.00%, 9/17/2020	100,000	100,161

Connecticut Housing Finance Authority

Subseries 2018C-3, Rev., VRDO, LIQ: TD Bank NA, 0.08%, 9/10/2020 (b)	4,105,000	4,105,000

Subseries A-1, Rev., 2.35%, 11/15/2020	220,000	220,796

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Series 2016A, Subseries A-3, Rev., VRDO, LIQ: Royal Bank of Canada, 0.08%, 9/10/2020 (b)	2,305,000	2,305,000

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Connecticut — continued

Connecticut State Health & Educational Facilities Authority

Series 2010A-3, Rev., 1.80%, 2/9/2021 (b)	355,000	357,474

Series X-2, Rev., 1.80%, 2/9/2021 (b)	225,000	226,568

Series U-1, Rev., 2.00%, 2/8/2022 (b)	430,000	441,025

Rev., 1.10%, 2/7/2023 (b)	165,000	168,454

Rev., 3.00%, 12/1/2023	100,000	107,500

Connecticut State Health and Educational Facilities Authority, Yale New Haven Health Issue Series E, Rev., 5.00%, 7/1/2022	235,000	253,974

State of Connecticut Series 2019A, GO, 5.00%, 4/15/2021	270,000	277,933

Series 2017A, GO, 5.00%, 4/15/2023	125,000	140,240

Series 2014E, GO, 5.00%, 9/1/2023	350,000	398,664

Series 2013A, GO, 5.00%, 10/15/2023	130,000	148,791

Series 2017A, GO, 5.00%, 4/15/2025	1,045,000	1,253,990

State of Connecticut Special Tax Series 2018B, Rev., 5.00%, 10/1/2020	100,000	100,383

State of Connecticut, Special Tax, Transportation Infrastructure Purposes Series A, Rev., 5.00%, 9/1/2020	240,000	240,000

Town of Cromwell Series 2016A, GO, 4.00%, 8/1/2022	25,000	26,834

Town of Greenwich GO, 4.00%, 6/1/2023	25,000	25,075

Town of West Hartford Series 2017A, GO, 5.00%, 1/15/2021	35,000	35,627

Town of Wethersfield GO, 4.00%, 3/1/2022	20,000	21,148

University of Connecticut

Series 2011A, Rev., 5.00%, 2/15/2022	200,000	204,138

Series 2010A, Rev., 5.00%, 2/15/2023	100,000	100,378

Total Connecticut		11,259,153

Delaware — 0.2%

City of Wilmington

Series 2010-A, GO, 5.00%, 12/1/2020	50,000	50,600

Series 2013A, GO, 4.00%, 10/1/2021	30,000	31,247

County of New Castle

GO, 5.00%, 10/1/2020	25,000	25,098

GO, 5.00%, 4/1/2024	25,000	29,287

Delaware State Economic Development Authority, Delmarva Power and Light Co. Project Series 2020A, Rev., 1.05%, 7/1/2025 (b)	570,000	574,788

Delaware State Health Facilities Authority, Bayhealth Medical Center Project Series 2017A, Rev., 5.00%, 7/1/2021	115,000	119,559

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	173

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Delaware — continued

State of Delaware Series 2019A, GO, 5.00%, 10/1/2020	25,000	25,097

University of Delaware Series 2013A, Rev., 5.00%, 5/1/2023 (c)	25,000	28,101

Wilmington Parking Authority (The)

Rev., 5.00%, 3/15/2021	25,000	25,650

Rev., 5.00%, 3/15/2022	75,000	80,567

Total Delaware		989,994

District of Columbia — 0.4%

District of Columbia

Series 2012A, Rev., 5.00%, 12/1/2020	25,000	25,300

Series F, Rev., 5.00%, 12/1/2020	35,000	35,421

Series 2013A, GO, 5.00%, 6/1/2022	25,000	27,110

Rev., GAN, 5.00%, 12/1/2024	175,000	207,613

District of Columbia Children’s Hospital Rev., 5.00%, 7/15/2021	105,000	109,047

District of Columbia Housing Finance Agency Rev., VRDO, 2.00%, 9/1/2021 (b)	200,000	200,000

Series 2019B-2, Rev., FHA, 1.70%, 3/1/2023	165,000	168,549

District of Columbia Water and Sewer Authority Series 2014C, Rev., 5.00%, 10/1/2024	25,000	29,738

District of Columbia, Children’s Hospital Obligated Group Issue Rev., 5.00%, 7/15/2022	180,000	194,841

District of Columbia, Howard University Series 2011A, Rev., 6.50%, 4/1/2021 (c)	750,000	776,678

District of Columbia, Income Tax

Series 2019C, Rev., 5.00%, 10/1/2020	125,000	125,489

Series 2012D, Rev., 5.00%, 12/1/2020	25,000	25,300

Series 2014A, Rev., 5.00%, 12/1/2020	40,000	40,481

Series F, Rev., 4.00%, 12/1/2021	35,000	36,678

Metropolitan Washington Airports Authority, Airport System

Series 2010-A, Rev., 5.00%, 10/1/2020	375,000	376,451

Series 2010F-1, Rev., 5.00%, 10/1/2020	125,000	125,476

Total District of Columbia		2,504,172

Florida — 5.3%

Board of Governors State University System of Florida Series 2014A, Rev., 5.00%, 7/1/2022	70,000	75,839

Brevard County Health Facilities Authority, Health First, Inc. Project Series 2014, Rev., 5.00%, 4/1/2021	310,000	317,800

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Florida — continued

Brevard County School District COP, 5.00%, 7/1/2021	125,000	129,944

Broward County, Water and Sewer Utility Series 2012B, Rev., 5.00%, 10/1/2020	135,000	135,528

Capital Trust Agency, Inc., Alexander Apartments Project Series 2011A, Rev., 6.00%, 7/1/2021 (c)	355,000	370,215

Capital Trust Agency, Inc., Liza Jackson Preparatory School, Inc. Project Series 2020A, Rev., 0.80%, 3/1/2022 (b)	10,450,000	10,494,204

Capital Trust Agency, Inc., Mission Springs Apartments Project Series A, Rev., 4.25%, 12/1/2022 (c)	375,000	425,201

City of Apopka Rev., 5.00%, 10/1/2023	30,000	32,919

City of Cape Coral Rev., 5.00%, 10/1/2020	50,000	50,195

City of Dunedin Rev., AGM, 4.00%, 10/1/2020	200,000	200,596

City of Gulf Breeze, Local Government Loan Program, Remarketing

Series 1985-L, Rev., 3.10%, 12/1/2020	100,000	100,639

Series 1985J, Rev., 4.50%, 12/1/2020	200,000	202,048

City of Hallandale Beach Rev., 5.00%, 10/1/2023	25,000	28,504

City of Jacksonville, Health Care Facilities

Rev., 5.00%, 10/1/2020	250,000	250,895

Series 2019A, Rev., 5.00%, 10/1/2020	325,000	326,254

Series 2012B, Rev., 5.00%, 10/1/2021	225,000	235,571

City of Orlando

Series 2010C, Rev., 4.00%, 10/1/2020 (c)	50,000	50,154

Series 2016C, Rev., 5.00%, 10/1/2020	25,000	25,098

Series 2016B, Rev., 5.00%, 10/1/2024	25,000	29,738

City of Orlando, Capital Improvement Series 2010C, Rev., 5.00%, 10/1/2020	40,000	40,156

City of Palm Coast Rev., 5.00%, 10/1/2020	150,000	150,569

City of Pembroke Pines, Capital Improvement Rev., AGM, 5.00%, 12/1/2021	100,000	105,976

City of Sarasota, Water & Sewer System Rev., 5.00%, 10/1/2020	20,000	20,078

City of St. Petersburg, Public Utility Rev., 5.00%, 10/1/2020	125,000	125,481

City of Sunrise, Utility System Series A, Rev., 4.00%, 10/1/2020	35,000	35,109

City of Tallahassee Rev., 5.00%, 10/1/2020	305,000	306,193

SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Florida — continued

City of Tallahassee Memorial Healthcare, Inc. Project Series 2016A, Rev., 5.00%, 12/1/2020	95,000	95,891

City of Tallahassee, Energy System

Rev., 5.00%, 10/1/2020	155,000	155,600

Rev., 5.00%, 10/1/2021	35,000	36,812

City of Tallahassee, Utility System

Series 2010B, Rev., 4.00%, 10/1/2020 (c)	20,000	20,061

Rev., 5.00%, 10/1/2020	25,000	25,098

Collier County School Board Series 2005A, COP, AGM, 5.25%, 2/15/2021	25,000	25,567

County of Broward Series 2007B, GO, 5.00%, 1/1/2021	65,000	66,041

County of Broward, Airport System Series 2012Q-1, Rev., 5.00%, 10/1/2020	220,000	220,834

County of Broward, Half-Cent Sales Tax Series A, Rev., 5.00%, 10/1/2020	55,000	55,215

County of Charlotte Rev., 4.00%, 10/1/2020	25,000	25,049

County of Collier

Rev., 5.00%, 10/1/2020	25,000	25,098

Series 2010B, Rev., 5.00%, 10/1/2021	30,000	31,570

Rev., 5.00%, 10/1/2023	25,000	26,269

County of Hillsborough

Rev., 5.00%, 11/1/2020	225,000	226,640

Rev., 5.00%, 10/1/2024	35,000	41,728

County of Lee County Series 2013B, Rev., 5.00%, 10/1/2022	35,000	38,160

County of Lee FL Tourist Development Tax Series 2019A, Rev., 5.00%, 10/1/2024	25,000	29,020

County of Manatee FL Public Utilities Rev., 5.00%, 10/1/2022	25,000	27,493

County of Miami-Dade

Rev., AGM, 5.00%, 10/1/2020 (c)	350,000	351,369

Rev., 5.00%, 10/1/2020	150,000	150,584

Series 2010A-1, Rev., 5.38%, 10/1/2020 (c)	80,000	80,334

Series A, Rev., 5.00%, 4/1/2021	125,000	128,494

Series 2016A, GO, 5.00%, 7/1/2021	80,000	83,195

Series 2011C, GO, 4.75%, 10/1/2021	25,000	26,235

GO, 5.00%, 7/1/2022	45,000	48,962

GO, 5.00%, 7/1/2023	75,000	75,122

Series 2016A, GO, 5.00%, 7/1/2024	30,000	35,354

Series 2010A-1, Rev., 4.88%, 10/1/2024	200,000	200,656

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Florida — continued

County of Miami-Dade, Aviation Project

Series 2010B, Rev., 5.00%, 10/1/2020 (c)	35,000	35,137

Series 2010B, Rev., AGM, 5.00%, 10/1/2020	50,000	50,185

County of Miami-Dade, Aviation Project, Miami International Airport Series 2010A-1, Rev., 5.00%, 10/1/2021	150,000	150,555

County of Miami-Dade, Water and Sewer System Series 2008B, Rev., AGM, 5.25%, 10/1/2020	100,000	100,409

County of Okaloosa Rev., 4.00%, 10/1/2020	55,000	55,171

County of Palm Beach

Rev., 5.00%, 11/1/2020	60,000	60,477

Rev., 5.00%, 6/1/2024	30,000	32,456

County of Palm Beach, Public Improvement Series 2014A, Rev., 5.00%, 11/1/2020	45,000	45,358

County of Polk, Refunding and Improvement Rev., 4.00%, 12/1/2020 (c)	300,000	302,778

County of Sarasota Rev., 5.00%, 10/1/2020	130,000	130,508

County of Sarasota, Infrastructure Sales Surtax Rev., 5.00%, 10/1/2020	100,000	100,391

County of Sarasota, Utility System Series 2011B, Rev., 3.00%, 10/1/2020	30,000	30,069

Escambia County Housing Finance Authority Series 2019B, Rev., GNMA COLL, 1.65%, 4/1/2023	100,000	102,320

Escambia County School Board Rev., 5.00%, 9/1/2022	40,000	43,791

Florida Atlantic University Finance Corp. Series 2012A, Rev., 4.00%, 7/1/2021	75,000	76,666

Florida Department of Environmental Protection

Series 2011B, Rev., 5.00%, 7/1/2021	100,000	104,007

Series 2014-A, Rev., 5.00%, 7/1/2021	20,000	20,801

Series 2016A, Rev., 5.00%, 7/1/2022	75,000	81,604

Florida Department of Management Services

Series 2017A, Rev., 5.00%, 9/1/2020	50,000	50,000

Series 2015A, COP, 5.00%, 8/1/2021	70,000	73,100

Florida Housing Finance Corp., Multi-Family Housing, Azure Estates Series 2019J, Rev., 1.45%, 3/1/2022 (b)	100,000	101,391

Florida Housing Finance Corp., Multi-Family Mortgage, Parrish Oaks Series 2020A, Rev., 1.25%, 2/1/2022 (b)	375,000	380,261

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	175

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Florida — continued

Florida Municipal Power Agency

Series 2012A, Rev., 5.00%, 10/1/2020	85,000	85,318

Series 2012A, Rev., 5.00%, 10/1/2021	200,000	209,886

Series 2012A, Rev., 5.00%, 10/1/2023	335,000	366,862

Series 2016A, Rev., 5.00%, 10/1/2024	100,000	117,175

Florida Municipal Power Agency, St. Lucie Project Series A, Rev., 5.00%, 10/1/2020	330,000	331,181

Florida Ports Financing Commission, State Transportation Trust Fund — Intermodal Program Series 2011A, Rev., 5.00%, 10/1/2020	115,000	115,443

Florida State Board of Governors Series 2010A, Rev., 5.00%, 7/1/2024	500,000	506,880

Florida State Board of Governors, University System Improvement Series 2017B, Rev., 5.00%, 7/1/2021	50,000	51,987

Highlands County Health Facilities Authority, Adventist Health System Series I-1, Rev., VRDO, 0.10%, 9/10/2020 (b)	5,725,000	5,725,000

Jacksonville Transportation Authority Rev., 5.00%, 8/1/2024	25,000	29,577

JEA Electric System Series D, Rev., 5.00%, 10/1/2020	95,000	95,344

JEA FL Bulk Power Supply System Series 2014A, Rev., 2.00%, 10/1/2020	50,000	50,066

Lee County Industrial Development Authority

Rev., 5.00%, 11/1/2021	50,000	50,397

Rev., 5.00%, 11/1/2023	35,000	35,272

Miami-Dade County Housing Finance Authority Rev., 1.42%, 5/1/2022 (b)	275,000	278,875

Monroe County School District, Sales Tax Rev., AGM, 5.00%, 10/1/2020	260,000	260,978

Orange County Housing Finance Authority, Willow Key Apartments Series 2019A, Rev., 1.90%, 4/1/2021 (b)	250,000	252,013

Orange County School Board Series 2015D, COP, 5.00%, 8/1/2023	200,000	226,618

Orlando Utilities Commission

Series 2017A, Rev., 3.00%, 10/1/2020 (b)	50,000	50,112

Series 2011B, Rev., 5.00%, 10/1/2020	60,000	60,235

Series 2013A, Rev., 5.00%, 10/1/2020	85,000	85,332

Series 2010C, Rev., 5.25%, 10/1/2022	25,000	27,623

Palm Beach County Health Facilities Authority Rev., 5.00%, 8/15/2024	475,000	553,822

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Florida — continued

Palm Beach County School District Series 2012A, COP, 5.00%, 8/1/2022 (c)	25,000	27,286

Palm Beach County Solid Waste Authority Rev., 5.00%, 10/1/2020	50,000	50,189

Pasco County School Board

Rev., 5.00%, 10/1/2020	245,000	245,838

Series 2013A, COP, 5.00%, 8/1/2021	100,000	104,258

Polk County School District Rev., 5.00%, 10/1/2023	25,000	28,570

Reedy Creek Improvement District Series A, GO, 5.00%, 6/1/2022	65,000	70,451

Sarasota County Public Hospital District Series 1998B, Rev., NATL-RE, 5.25%, 7/1/2024	385,000	442,211

School Board of Miami-Dade County (The)

Series 2006C, COP, AMBAC, 5.00%, 10/1/2020	110,000	110,423

Series D, COP, 5.00%, 2/1/2021	100,000	101,972

Series 2015D, COP, 5.00%, 2/1/2024	300,000	346,449

School District of Broward County

Series A, COP, 5.00%, 7/1/2021	80,000	83,164

Series 2012A, COP, 5.00%, 7/1/2024	125,000	135,045

Series 2015B, COP, 5.00%, 7/1/2024	115,000	133,424

South Florida Water Management District COP, 5.00%, 10/1/2020	230,000	230,892

St. Johns River Power Park Series 26, Rev., 5.00%, 10/1/2020 (c)	25,000	25,098

St. Lucie County School Board Series 2015A, COP, 5.00%, 7/1/2021	30,000	31,161

State of Florida

Series 2011B, GO, 5.00%, 7/1/2023	30,000	31,202

Series 2011F, GO, 5.00%, 6/1/2024	25,000	25,899

State of Florida Department of Transportation Rev., 5.00%, 7/1/2024	35,000	41,159

State of Florida Department of Transportation Turnpike System Series 2019A, Rev., 5.00%, 7/1/2022	85,000	92,500

State of Florida Lottery Series 2010F, Rev., 5.00%, 7/1/2021	160,000	160,627

Sunshine State Governmental Financing Commission Series 2018B, Rev., 5.00%, 10/1/2022	35,000	38,475

Tampa Bay Water A Regional Water Supply Authority Utility System Rev., 5.00%, 10/1/2020	40,000	40,156

Town of Palm Beach Series 2016A, Rev., 5.00%, 1/1/2023	25,000	27,800

SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Florida — continued

University of Florida Department of Housing & Residence Education Hsg Sys Rev Series 2012A, Rev., 4.00%, 7/1/2022	55,000	56,724

Total Florida		30,991,759

Georgia — 1.0%

Atlanta & Fulton County Recreation Authority Series A, Rev., 5.00%, 12/1/2023	25,000	28,828

Augusta Housing Authority, Multi-Family Housing, River Glen Apartments Project Series 2019A, Rev., VRDO, 2.00%, 9/1/2020 (b)	275,000	275,000

Braselton Urban Redevelopment Agency Rev., 4.00%, 7/1/2024	30,000	34,041

Brookhaven Development Authority Rev., 5.00%, 7/1/2021	500,000	519,265

City of Atlanta, Water and Wastewater System Series 2018B, Rev., 5.00%, 11/1/2020	25,000	25,199

Clark County, Board of Education, Sales Tax GO, 5.00%, 9/1/2020	25,000	25,000

Clarke County School District, Sales Tax GO, 5.00%, 9/1/2021	30,000	31,443

Cobb County, Kennestone Hospital Authority, Wellstar Health System, Inc. Project

Rev., 4.00%, 4/1/2022	100,000	105,552

Rev., 5.00%, 4/1/2022	100,000	107,125

Series 2020B, Rev., 5.00%, 4/1/2022 (e)	150,000	157,824

Series 2020B, Rev., 5.00%, 4/1/2023 (e)	175,000	191,046

Cobb-Marietta Coliseum & Exhibit Hall Authority Rev., GTD, 4.00%, 1/1/2024	25,000	27,187

Columbia County School District GO, 5.00%, 10/1/2020	25,000	25,097

DeKalb County School District GO, 4.00%, 10/1/2020	20,000	20,062

Development Authority of Gwinnett County COP, NATL-RE, 5.25%, 1/1/2022	70,000	74,733

Development Authority of Gwinnett County, Civic and Cultural Center Expansion Project Rev., GTD, 5.00%, 9/1/2020	20,000	20,000

Dougherty County School District, Sales Tax Series 2018, GO, 4.00%, 12/1/2020	60,000	60,565

Downtown Savannah Authority Series 2018A, Rev., 5.00%, 8/1/2022	25,000	27,311

Forsyth County Water & Sewerage Authority Rev., GTD, 4.00%, 4/1/2023	25,000	25,551

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Georgia — continued

Fulton County Development Authority Series A, Rev., 4.00%, 5/1/2021	200,000	205,066

Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health System Project Rev., 5.00%, 8/1/2021	50,000	51,884

Henry County Development Authority Rev., GTD, 3.00%, 8/1/2021	35,000	35,911

Jackson County Industrial Development Authority Rev., GTD, 5.00%, 7/1/2023	55,000	62,199

Main Street Natural Gas, Inc., Gas Supply

Series 2019B, Rev., 4.00%, 6/1/2022	450,000	477,779

Series 2019B, Rev., 4.00%, 12/1/2022	345,000	372,272

Series 2019B, Rev., 4.00%, 6/1/2023	240,000	262,987

Series A, Rev., LIQ: Royal Bank of Canada, 4.00%, 9/1/2023 (b)	170,000	186,555

Series 2018C, Rev., LIQ: Royal Bank of Canada, 4.00%, 12/1/2023 (b)	165,000	182,262

Metropolitan Atlanta Rapid Transit Authority Series 2007A, Rev., NATL-RE, 5.25%, 7/1/2023	40,000	45,578

Municipal Electric Authority of Georgia, Combined Cycle Project

Series 2012A, Rev., 3.00%, 11/1/2020	200,000	200,834

Series 2010-A, Rev., 5.00%, 11/1/2020	100,000	100,744

Municipal Gas Authority of Georgia Series A, Rev., 5.00%, 10/1/2020	300,000	301,143

Paulding County Industrial Building Authority Series 2012B, Rev., GTD, 3.00%, 12/1/2020	20,000	20,136

Private Colleges & Universities Authority Series 2020B, Rev., 5.00%, 9/1/2025	980,000	1,206,478

State of Georgia

Series 2011E-2, GO, 5.00%, 9/1/2020	50,000	50,000

Series 2010-B, GO, 5.00%, 10/1/2020	30,000	30,117

Valdosta Housing Authority, Brown Rural Development Portfolio Project Rev., 2.25%, 12/1/2020 (b)	460,000	462,144

Total Georgia		6,034,918

Hawaii — 0.1%

City & County Honolulu

Series B, Rev., 4.00%, 7/1/2021	25,000	25,790

Series B, Rev., 5.00%, 7/1/2022	25,000	27,191

Series B, Rev., 5.00%, 7/1/2023	75,000	84,999

Series B, Rev., 5.00%, 7/1/2024	25,000	29,473

City & County of Honolulu

Series B, GO, 5.00%, 9/1/2020	25,000	25,000

Series B, GO, 5.00%, 10/1/2020	25,000	25,097

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	177

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Hawaii — continued

County of Hawaii Series A, GO, 5.00%, 9/1/2022	25,000	27,391

State of Hawaii Series EL, GO, 3.00%, 8/1/2023	50,000	53,942

State of Hawaii Department of Hawaiian Home Lands Series 2017A, COP, 4.00%, 11/1/2022	25,000	26,978

State of Hawaii Harbor System Series 2010A, Rev., 4.75%, 7/1/2024	50,000	50,177

Total Hawaii		376,038

Idaho — 0.8%

Bonneville County School District No. 91 Idaho Falls Series 2012B, GO, 4.00%, 9/15/2020	40,000	40,056

Idaho Health Facilities Authority Series 2010-D, Rev., 4.50%, 12/1/2020 (c)	200,000	202,124

Idaho Housing and Finance Association Series 2009A, Class I, Rev., VRDO, 0.28%, 9/1/2020 (b)	4,300,000	4,300,000

University of Idaho Rev., 5.25%, 4/1/2021 (b)	115,000	117,838

Total Idaho		4,660,018

Illinois — 2.7%

City of Lake Forest GO, 5.00%, 12/15/2020	235,000	238,231

City of Springfield Rev., 5.00%, 3/1/2021	135,000	138,047

Cook County School District No. 144 Prairie Hills, School Bonds Series 2010A, GO, AGM, 5.00%, 12/1/2020 (c)	100,000	101,173

Cook County School District No. 81 Schiller Park, School Bonds GO, 4.00%, 12/1/2021	80,000	83,497

County of Cook

Series 2011A, GO, 5.00%, 11/15/2020	750,000	756,517

Series 2012C, GO, 5.00%, 11/15/2020	385,000	388,346

Illinois Finance Authority

Series 2014A, Rev., 5.00%, 10/1/2020	380,000	381,463

Rev., 5.00%, 1/1/2021	100,000	101,575

Rev., 5.00%, 7/1/2023	75,000	84,999

Illinois Finance Authority, Ann and Robert H Lurie Children’s Hospital Obligated Group Rev., 5.00%, 8/15/2025	100,000	119,497

Illinois Finance Authority, Ascension Health Alliance Senior Credit Group Series E-2, Rev., 1.75%, 4/1/2021 (b)	120,000	120,847

Illinois Finance Authority, Downers Grove Community High School District Number 99 Project Rev., 4.00%, 12/15/2020	635,000	641,674

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Illinois — continued

Illinois Finance Authority, Health Facilities, Unitypoint Health Series 2016D, Rev., 5.00%, 2/15/2021	195,000	198,918

Illinois Finance Authority, Silver Cross Hospital and Medical Centers Series C, Rev., 5.00%, 8/15/2021	60,000	62,340

Illinois Finance Authority, The University of Chicago Medical Center Series 2009E-1, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.03%, 9/1/2020 (b)	1,350,000	1,350,000

Illinois Finance Authority, Unitypoint Health

Series 2016D, Rev., 5.00%, 2/15/2023	70,000	77,512

Series 2016, Rev., 5.00%, 2/15/2024	90,000	103,119

Illinois Finance Authority, University of Chicago Series 2012A, Class A, Rev., 5.00%, 10/1/2020	350,000	351,347

Illinois Housing Development Authority

Rev., VRDO, 2.31%, 9/1/2020 (b)	185,000	185,000

Rev., 1.90%, 10/1/2021 (b)	125,000	127,072

Kane & DeKalb Counties Community Unit School District No. 302 Kaneland GO, 4.00%, 2/1/2021	290,000	294,472

Kane County School District No. 131 Aurora East Side

Series 2020C, GO, 5.00%, 12/1/2020	100,000	101,099

Series 2020C, GO, 5.00%, 12/1/2021	140,000	147,732

Series 2020C, GO, 5.00%, 12/1/2022	160,000	174,109

Lake County Forest Preserve District Series 2007A, GO, (ICE LIBOR USD 3 Month + 0.48%), 0.69%, 9/15/2020 (d)	50,000	49,952

Lake County Township High School District No. 121 Series 2016A, GO, 3.00%, 1/1/2024 (c)	370,000	403,337

Macoupin County Community Unit School District No. 7 Gillespie, School Building GO, AGC, 6.00%, 12/1/2021 (c)	50,000	53,564

Metropolitan Water Reclamation District of Greater Chicago Series 2007A, GO, 5.00%, 12/1/2020	25,000	25,286

Railsplitter Tobacco Settlement Authority

Rev., 5.25%, 6/1/2021	265,000	274,294

Rev., 5.38%, 6/1/2021	425,000	440,300

Tender Option Bond Trust Receipts/Certificates Series 2017-XF2500, Rev., VRDO, LIQ: Citibank NA, 0.17%, 9/10/2020 (b) (f)	7,580,000	7,580,000

Village of McCook

Series 2019A, GO, AGM, 4.00%, 12/1/2020	100,000	100,793

SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Illinois — continued

Series 2019A, GO, AGM, 4.00%, 12/1/2021	135,000	140,366

Village of Midlothian

GO, AGM, 4.00%, 1/1/2022	15,000	15,654

GO, AGM, 4.00%, 1/1/2023	15,000	16,116

GO, AGM, 4.00%, 1/1/2024	70,000	77,288

GO, AGM, 4.00%, 1/1/2025	40,000	45,272

Village of Rantoul GO, 4.00%, 1/1/2025	350,000	393,428

Village of Schaumburg Series 2016A, GO, 2.00%, 12/1/2020	25,000	25,112

Total Illinois		15,969,348

Indiana — 2.3%

2004 Plainfield Community High School Building Corp. Rev., 2.00%, 1/15/2021	30,000	30,203

Allen County War Memorial Coliseum Additions Building Corp. Series 2016A, Rev., 4.00%, 5/1/2021	25,000	25,609

Avon Community School Building Corp. Rev., 5.00%, 7/15/2024	110,000	128,482

Carmel 2002 School Building Corp. Rev., 5.00%, 1/15/2021	50,000	50,897

Carmel Redevelopment Authority

Series 2014B, Rev., 5.00%, 1/1/2024	35,000	40,191

Series 2014B, Rev., 5.00%, 7/1/2024	20,000	23,311

City of Lafayette, Sewage Works Rev., 5.00%, 7/1/2022	25,000	27,124

City of Lawrence, Waterworks Series 2017A, Rev., 4.00%, 1/1/2021	200,000	202,314

City of Rockport, Michigan Power Company Project Series D, Rev., 2.05%, 6/1/2021 (b)	1,575,000	1,588,293

Clark Pleasant Middle School Corp. Rev., 5.00%, 1/15/2021	200,000	203,490

Crothersville 2000 School Building Corp. Rev., AMBAC, 5.00%, 7/15/2021	155,000	159,208

Fort Wayne Redevelopment Authority Rev., 4.00%, 2/1/2022	50,000	52,601

Franklin Township-Marion County Multiple School Building Corp. Rev., 5.00%, 7/10/2021	30,000	31,238

Hamilton Southeastern Consolidated School Building Corp.

Rev., 5.00%, 7/15/2021	25,000	26,055

Series B, Rev., 5.00%, 7/15/2022	35,000	38,168

Rev., 4.00%, 1/15/2024	25,000	28,013

Hammond Local Public Improvement Bond Bank Series 2020A, Rev., 2.38%, 12/31/2020	1,375,000	1,381,078

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Indiana — continued

Indiana Bond Bank

Series 2012D, Rev., 5.00%, 2/1/2023	40,000	42,594

Series 2012D, Rev., 3.00%, 2/1/2025	100,000	103,378

Indiana Finance Authority

Series 2016A, Rev., 4.00%, 10/1/2020	150,000	150,447

Series 2011A, Rev., 5.00%, 10/1/2020	70,000	70,265

Rev., 4.00%, 9/1/2021	100,000	103,681

Series 2014A, Rev., 5.00%, 10/1/2021	85,000	89,306

Series 2015A, Rev., 5.00%, 2/1/2022	990,000	1,050,222

Series 2011 I, Rev., 1.65%, 7/1/2022 (b)	250,000	253,140

Series A, Rev., 5.00%, 7/1/2022	50,000	52,016

Series 2011B, Rev., 5.25%, 10/1/2022	120,000	126,240

Series 2010A, Rev., 5.00%, 12/1/2022	25,000	27,683

Series 2016B, Rev., 5.00%, 11/1/2024	260,000	305,243

Indiana Finance Authority, Health Obligation Series H, Rev., 1.65%, 7/1/2022 (b)	1,000,000	1,012,560

Indiana Finance Authority, Lease Appropriation, Convention Center Expansion Project Series 2019B, Rev., 5.00%, 2/1/2025	90,000	108,239

Indiana Finance Authority, Parkview Health

Series 2017A, Rev., 5.00%, 11/1/2020	450,000	453,281

Series 2017A, Rev., 5.00%, 11/1/2021	200,000	210,310

Indiana Health and Educational Facilities Financing Authority, Ascension Senior Credit Group Series 2006B-3, Rev., 1.75%, 11/2/2021 (b)	100,000	101,417

Indiana Municipal Power Agency Series 2017A, Rev., 5.00%, 1/1/2022	200,000	212,610

Indiana Municipal Power Agency, Power Supply System Series 2014A, Rev., 5.00%, 1/1/2021	20,000	20,314

Indiana Transportation Finance Authority Series 2004C, Rev., NATL-RE, 5.50%, 12/1/2020	30,000	30,397

Indiana University Rev., 5.00%, 8/1/2021	30,000	31,328

Indianapolis Local Public Improvement Bond Bank Series 2014C, Rev., 4.00%, 2/1/2022	25,000	26,344

Ivy Tech Community College of Indiana

Series V, Rev., 5.00%, 7/1/2021	25,000	25,999

Series V, Rev., 5.00%, 7/1/2022	110,000	119,579

Jennings County School Building Corp., First Mortgage

Series 2019A, Rev., 2.00%, 1/15/2021	90,000	90,574

Series 2019B, Rev., 3.00%, 1/15/2021	15,000	15,151

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	179

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Indiana — continued

Series 2019B, Rev., 3.00%, 7/15/2021	50,000	51,184

Series 2019A, Rev., 2.00%, 1/15/2022	90,000	92,127

Series 2019B, Rev., 3.00%, 1/15/2022	40,000	41,492

Series 2019A, Rev., 2.00%, 1/15/2023	60,000	62,169

Lafayette School Corp. GO, 4.00%, 1/15/2021	425,000	430,164

Lake Central Multi-District School Building Corp. Series 2012B, Rev., 5.00%, 7/15/2024	100,000	110,852

Lake Central Multi-District School Building Corp., First Mortgage Series 2012B, Rev., 5.00%, 7/15/2021	250,000	260,150

Mishawaka School City Multi-School Building Corp. Rev., 5.00%, 7/15/2021	200,000	205,532

MSD of Wabash County Multi-School Building Corp. Rev., 3.40%, 7/15/2022	25,000	25,635

North Putnam Middle School Building Corp., Property Tax, First Mortgage Series 2019, Rev., 3.00%, 1/15/2021	200,000	202,014

Pike Township Multi-School Building Corp.

Rev., 5.00%, 1/15/2024	320,000	368,106

Rev., 5.00%, 7/15/2024	350,000	409,980

Rev., 5.00%, 1/15/2025	335,000	398,730

South Bend Community School Corp. Rev., 4.00%, 7/15/2022	30,000	32,138

South Bend Redevelopment Authority Rev., 4.00%, 2/15/2021	25,000	25,424

Southeast Dubois County School Building Corp. Series 2012A, Rev., 3.00%, 7/15/2022	640,000	666,771

Union Township School Corp. Rev., 2.00%, 12/31/2020	900,000	904,419

Valparaiso Middle School Building Corp. Series 2012A, Rev., 3.00%, 7/15/2022	100,000	103,687

Wa-Nee Community Schools GO, 3.00%, 1/15/2023	125,000	131,520

Warsaw Multi-School Building Corp. Rev., 4.00%, 1/15/2021	100,000	101,376

Whitestown Redevelopment Authority Rev., 3.00%, 1/15/2024	25,000	26,605

Zionsville Community Schools Building Corp. Series 2014B, Rev., 4.00%, 1/15/2021	25,000	25,357

Series 2003Z, Rev., NATL-RE, Zero Coupon, 1/15/2025	25,000	24,297

Total Indiana		13,568,322

Iowa — 0.8%

Ankeny Community School District GO, 5.00%, 6/1/2021	140,000	144,992

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Iowa — continued

Iowa Finance Authority, Single Family Series 2017C, Rev., GNMA/FNMA/FHLMC, 1.70%, 1/1/2023	165,000	169,260

Iowa Finance Authority, Single Family Mortgage-Backed Securities Program Series 2019E, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: TD Bank NA, 0.08%, 9/10/2020 (b)	3,055,000	3,055,000

Iowa Finance Authority, Unitypoint Health Series 2018B, Rev., 5.00%, 2/15/2021	415,000	423,337

Iowa State Board of Regents, University of Iowa Hospitals and Clinics Rev., 4.00%, 9/1/2020	25,000	25,000

Iowa State University of Science & Technology Series ISU, Rev., 4.00%, 11/1/2021	50,000	52,190

Pella Community School District GO, 2.10%, 6/1/2022	395,000	395,533

State of Iowa, Ijobs Program Series A, Rev., 5.00%, 6/1/2021	20,000	20,723

University of Iowa (The) Series 2016A, Rev., 3.00%, 7/1/2021	135,000	138,078

Waukee Community School District

Series 2014C, GO, 5.00%, 6/1/2021	40,000	41,427

Series 2016A, GO, 5.00%, 6/1/2021	35,000	36,248

Total Iowa		4,501,788

Kansas — 0.5%

Blue Valley Recreation Commission Series A, COP, AGM, 5.00%, 10/1/2022	25,000	27,460

City of Lawrence, Temporary Notes Series I, GO, 2.00%, 5/1/2021	290,000	290,258

City of Manhattan Series B, GO, 3.00%, 11/1/2021	20,000	20,636

City of Olathe

Series 230, GO, 5.00%, 10/1/2021	35,000	36,832

Series 230, GO, 5.00%, 10/1/2023	40,000	45,818

City of Olathe, Improvement Bonds Series 229, GO, 2.00%, 10/1/2020	45,000	45,067

City of Topeka Series 2019A, GO, 4.00%, 10/1/2020	310,000	310,970

County of Leavenworth Series 2019-1, GO, 4.00%, 12/1/2020	125,000	126,141

County of Shawnee

COP, 4.00%, 9/1/2020	35,000	35,000

COP, 3.00%, 9/1/2024	35,000	38,336

Hesston Public Building Commission Series 2016A, Rev., 2.00%, 10/1/2020	40,000	40,057

SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Kansas — continued

Johnson County Public Building Commission

Series 2015B, Rev., 2.00%, 9/1/2020	800,000	800,000

Series 2011A, Rev., 4.00%, 9/1/2020	50,000	50,000

Johnson County Unified School District No. 232 Series 2015-A, GO, 5.00%, 9/1/2020	50,000	50,000

Johnson County Unified School District No. 233 Olathe Series 2016C, GO, 5.00%, 9/1/2023	50,000	56,952

Johnson County Unified School District No. 512 Shawnee Mission Series 2016B, GO, 4.00%, 10/1/2021	25,000	26,039

Kansas Development Finance Authority

Series 2020SRF, Rev., 5.00%, 5/1/2021	25,000	25,804

Series 2017A, Rev., 5.00%, 5/1/2022	40,000	43,146

Kansas State Department Transportation Highway Series 2009A, Rev., 5.00%, 9/1/2020	80,000	80,000

Sedgwick County Unified School District No. 261 Haysville GO, 5.00%, 11/1/2020	200,000	201,542

Sedgwick County Unified School District No. 265 Goddard GO, 3.00%, 10/1/2020	25,000	25,056

Sedgwick County Unified School District No. 266 Maize Series 2015B, GO, 5.00%, 9/1/2021	25,000	26,203

State of Kansas, Department of Transportation Series 2012C, Rev., 5.00%, 9/1/2020	150,000	150,000

Wyandotte County-Kansas City Unified Government Series 2016A, Rev., 2.00%, 11/1/2020	100,000	100,272

Wyandotte County-Kansas City Unified Government Utility System

Series 2014A, Rev., 5.00%, 9/1/2020	100,000	100,000

Series 2014A, Rev., 5.00%, 9/1/2021	175,000	183,166

Wyandotte County-Kansas City Unified Government, Kansas International Speedway Corp. Project Rev., 5.00%, 12/1/2020	20,000	20,235

Total Kansas		2,954,990

Kentucky — 0.6%

City of Bowling Green Series 2016C, GO, 4.00%, 6/1/2021	50,000	51,433

County of Kenton

Series B, GO, 5.00%, 10/1/2020	315,000	316,232

Series B, GO, 5.00%, 10/1/2021	215,000	226,229

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Kentucky — continued

Series 2017A, GO, 5.00%, 4/1/2022	25,000	26,905

Kentucky Association of Counties Finance Corp. Series C, Rev., 3.25%, 2/1/2021	50,000	50,578

Kentucky Economic Development Finance Authority, Catholic Health Initiatives Series 2013A, Rev., 5.25%, 1/1/2023 (c)	100,000	110,942

Kentucky Housing Corp., Westminster Village Project Series 2019, Rev., 2.00%, 4/1/2021 (b)	350,000	353,346

Kentucky Infrastructure Authority Series 2018A, Rev., 3.00%, 2/1/2024	25,000	27,294

Kentucky Rural Water Finance Corp., Public Projects Construction Notes Series 2019E-1, Rev., 1.45%, 6/1/2021	945,000	947,495

Lexington-Fayette Urban County Government GO, 5.00%, 9/1/2020	125,000	125,000

Louisville & Jefferson County Metropolitan Government

Series 2016A, Rev., 5.00%, 10/1/2020	50,000	50,175

Series 2012A, Rev., 4.00%, 6/1/2022 (c)	20,000	21,289

Series 2012A, Rev., 5.00%, 6/1/2022 (c)	40,000	43,273

Louisville & Jefferson County Metropolitan Government, Catholic Health Initiatives Series 2012A, Rev., 4.25%, 6/1/2022	5,000	5,344

Louisville & Jefferson County Metropolitan Sewer and Drainage District Rev., BAN, 3.00%, 10/23/2020	750,000	752,647

Louisville & Jefferson County Metropolitan Sewer District

Rev., 5.00%, 5/15/2022	125,000	135,171

Series 2016C, Rev., 5.00%, 5/15/2022	50,000	54,069

Murray State University Series 2011B, Rev., 3.75%, 9/1/2021	110,000	110,966

University of Kentucky Series 2015B, Rev., 5.00%, 10/1/2020	200,000	200,782

Total Kentucky		3,609,170

Louisiana — 0.0% (g)

Lafayette Public Trust Financing Authority, Ragin’ Cajun Facilities Inc. Housing and Parking Project Rev., AGM, 5.00%, 10/1/2020 (c)	150,000	150,580

Louisiana Local Government Environmental Facilities and Community Development Authority Rev., 5.00%, 4/1/2023	100,000	111,878

Total Louisiana		262,458

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	181

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Maine — 0.1%

Maine Municipal Bond Bank

Series 2014C, Rev., 5.00%, 11/1/2020	85,000	85,676

Series 2016C, Rev., 5.00%, 11/1/2020	25,000	25,199

Series 2017A, Rev., 5.00%, 11/1/2020	25,000	25,199

Series 2019A, Rev., 5.00%, 11/1/2020	25,000	25,199

Series C, Rev., 5.00%, 11/1/2020	100,000	100,796

Series 2015A, Rev., 5.00%, 9/1/2022	25,000	27,412

Maine Municipal Bond Bank, Transportation Infrastructure Series 2011A, Rev., 5.00%, 9/1/2020	20,000	20,000

Town of Gorham Series 2016B, GO, 5.00%, 10/1/2021	25,000	26,309

Town of Scarborough GO, 5.00%, 11/1/2020	100,000	100,764

Town of York GO, 2.00%, 10/1/2020	40,000	40,060

Total Maine		476,614

Maryland — 0.6%

City of Baltimore

Series 2013A, GO, 4.00%, 10/15/2020	25,000	25,115

Series 2013A, Rev., 5.00%, 7/1/2022	25,000	27,196

City of Frederick GO, 5.00%, 9/1/2020	70,000	70,000

County of Anne Arundel

GO, 5.00%, 4/1/2021	50,000	51,406

GTD, 5.00%, 7/1/2023	50,000	56,758

County of Baltimore

COP, 5.00%, 3/1/2021	45,000	46,062

COP, 5.00%, 3/1/2022	375,000	401,542

GO, 5.00%, 3/1/2023	70,000	78,388

County of Baltimore, Health and Social Services Building Project COP, 3.00%, 10/1/2021	50,000	51,483

County of Cecil GO, 4.00%, 12/1/2020	20,000	20,191

County of Charles, Consolidated Public Improvement GO, 5.00%, 10/1/2020	60,000	60,235

County of Frederick GO, 5.00%, 5/1/2021	25,000	25,804

County of Harford GO, 5.00%, 9/15/2022	70,000	76,885

County of Montgomery

Series 2017C, GO, 5.00%, 10/1/2020	25,000	25,098

Series 2012A, GO, 5.00%, 11/1/2020	50,000	50,398

Series 2014A, GO, 5.00%, 11/1/2020	120,000	120,955

Series 2013A, GO, 5.00%, 11/1/2021	25,000	26,409

Series 2016A, COP, 5.00%, 11/1/2021	25,000	26,379

Rev., 5.00%, 6/1/2022	75,000	77,693

Series 2015B, GO, 5.00%, 12/1/2023	35,000	40,421

County of Prince George’s COP, 5.00%, 10/1/2023	25,000	25,096

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Maryland — continued

County of Queen Anne’s GO, 5.00%, 1/15/2023	25,000	27,833

County of Wicomico GO, 5.00%, 11/1/2020	25,000	25,197

Maryland Community Development Administration Series 2019A, Rev., 2.10%, 3/1/2024	25,000	26,128

Maryland Community Development Administration Local Government Infrastructure Series A-2, Rev., 3.00%, 6/1/2021	25,000	25,507

Maryland Community Development Administration, Department of Housing and Community Development, Residential Series 2018A, Rev., 2.55%, 3/1/2022	20,000	20,591

Maryland Economic Development Corp. Rev., 4.00%, 6/1/2023	50,000	51,427

Maryland Environmental Service Rev., 3.00%, 11/1/2020	80,000	80,374

Maryland Health and Higher Educational Facilities Authority, Lifebridge Health Rev., 4.00%, 7/1/2021	180,000	185,137

Maryland Stadium Authority

Rev., 5.00%, 5/1/2022	80,000	86,277

Rev., 5.00%, 6/15/2023	65,000	73,514

Montgomery County Housing Opportunites Commission Series 2011A, Rev., VRDO, GNMA/FNMA/FHLMC, LOC: TD Bank NA, 0.09%, 9/10/2020 (b)	1,150,000	1,150,000

State of Maryland

Series 2014A, GO, 5.00%, 3/1/2022 (c)	65,000	69,662

Series 2017A, GO, 5.00%, 8/1/2022	100,000	109,286

State of Maryland Department of Transportation Rev., 4.00%, 5/15/2021	50,000	51,345

University System of Maryland

Series 2012D, Rev., 5.00%, 10/1/2020	50,000	50,196

Series 2016A, Rev., 5.00%, 4/1/2021	60,000	61,688

Series 2017B, Rev., 5.00%, 4/1/2022	85,000	91,491

Series 2011A, Rev., 3.00%, 4/1/2024	25,000	25,383

Total Maryland		3,594,550

Massachusetts — 5.2%

Berkshire Hills Regional School District GO, 5.00%, 10/15/2020	20,000	20,116

Berkshire Regional Transit Authority Series B, Rev., RAN, 1.25%, 7/29/2021	5,300,000	5,336,570

Boston Water & Sewer Commission Series 2012A, Rev., 4.00%, 11/1/2020	20,000	20,126

Brockton Area Transit Authority Rev., RAN, 1.50%, 7/30/2021	3,050,000	3,074,125

SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Massachusetts — continued

Cape Cod Regional Transit Authority Rev., RAN, 1.50%, 7/23/2021	3,000,000	3,022,980

City of Beverly GO, 4.00%, 9/1/2020	10,000	10,000

City of Malden GO, 5.00%, 11/15/2020	35,000	35,343

City of Methuen GO, BAN, 2.00%, 9/1/2021	3,235,000	3,285,628

City of Newton Series B, GO, 3.00%, 11/1/2020	50,000	50,236

City of Revere GO, 4.00%, 12/1/2021	25,000	26,189

City of Waltham GO, 4.10%, 2/1/2023	35,000	35,108

City of Woburn GO, 5.00%, 9/15/2020	35,000	35,062

Commonwealth of Massachusetts

Series 2003D, GO, 5.50%, 10/1/2020	130,000	130,563

Series 2001D, GO, AGM-CR, 5.50%, 11/1/2020	25,000	25,220

Series C, GO, 5.00%, 10/1/2023	25,000	28,653

Commonwealth of Massachusetts Transportation Fund Series 2012A, Rev., 5.00%, 6/1/2022	50,000	51,810

Commonwealth of Massachusetts, Consolidated Loan of 2013 Series 2013A, GO, 4.00%, 4/1/2021 (c)	25,000	25,557

Lowell Regional Transit Authority Rev., RAN, 1.25%, 8/19/2021	6,000,000	6,042,780

Massachusetts Bay Transportation Authority Series 2008B, Rev., 5.00%, 7/1/2021	25,000	26,002

Massachusetts Clean Water Trust (The) Rev., 5.00%, 8/1/2021	20,000	20,880

Massachusetts Development Finance Agency

Series 2010B-1, Rev., 5.00%, 10/15/2020	75,000	75,438

Series I, Rev., 6.25%, 1/1/2021 (c)	50,000	51,003

Rev., 1.39%, 2/1/2022 (b)	84,000	85,034

Series 2017S-4, Rev., 5.00%, 1/25/2024 (b)	200,000	230,894

Series 2019DD-1, Rev., 5.00%, 4/1/2024 (b)	475,000	539,220

Massachusetts Development Finance Agency, Dana-Farber Cancer Institute Series 2019O, Rev., 5.00%, 12/1/2020	195,000	197,143

Massachusetts Development Finance Agency, Milton Academy Rev., 5.00%, 9/1/2020	100,000	100,000

Massachusetts Development Finance Agency, Partners Healthcare System Series 2017S, Rev., (SIFMA Municipal Swap Index Yield + 0.50%), 0.59%, 9/10/2020 (d)	250,000	249,170

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Massachusetts — continued

Massachusetts Development Finance Agency, Umass Memorial Health Care Obligated Group Series I, Rev., 5.00%, 7/1/2022	245,000	261,942

Massachusetts Housing Finance Agency Series 2018A, Rev., 2.40%, 12/1/2021 (b)	100,000	102,634

Massachusetts School Building Authority Series 2012A, Rev., 5.00%, 8/15/2021	55,000	57,539

Springfield Water & Sewer Commission Series 2017B, Rev., 5.00%, 4/15/2022	25,000	26,914

Town of Arlington, Municipal Purpose Loan GO, 5.00%, 12/1/2020	20,000	20,241

Town of Bedford GO, 3.00%, 10/1/2020	25,000	25,057

Town of Boxborough GO, BAN, 1.25%, 2/12/2021	1,512,900	1,516,803

Town of Charlton GO, BAN, 1.13%, 5/28/2021	3,007,000	3,017,765

Town of Dedham GO, BAN, 1.13%, 5/12/2021	1,000,000	1,003,580

Town of Dracut GO, 5.00%, 9/15/2021	25,000	26,260

Town of Edgartown Series A, GO, 5.00%, 1/15/2021	35,000	35,629

Town of Hamilton GO, BAN, 1.25%, 8/27/2021	667,767	672,969

Town of Lexington GO, 4.00%, 2/1/2021	75,000	76,201

Town of Lunenburg GO, 4.00%, 6/1/2021	150,000	150,468

Town of Reading GO, 3.00%, 4/15/2021	25,000	25,444

Town of Scituate, Municipal Purpose Loan GO, 5.00%, 9/15/2020	25,000	25,044

Town of Shrewsbury GO, 5.00%, 7/1/2021	40,000	41,616

Town of South Hadley Series 2013A, GO, 3.00%, 5/15/2021	150,000	152,947

Town of Westborough GO, 5.00%, 11/15/2020	45,000	45,445

Town of Winthrop GO, 4.00%, 9/1/2021	25,000	25,964

University of Massachusetts Building Authority Series 2, Rev., 5.00%, 11/1/2020	40,000	40,315

Total Massachusetts		30,181,627

Michigan — 3.0%

Ann Arbor School District GO, Q-SBLF, 5.00%, 5/1/2021	60,000	61,922

Central Michigan University Rev., 5.00%, 10/1/2020	325,000	326,056

Charter Township of Lyon Series 2006-A, GO, 4.13%, 11/1/2023	45,000	45,285

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	183

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Michigan — continued

Charter Township of Meridian, Unlimited Tax GO, 5.00%, 10/1/2020	40,000	40,156

City of Grand Rapids GO, 5.00%, 4/1/2024	50,000	58,321

City of Marquette, Capital Improvement

GO, 4.00%, 5/1/2023	200,000	218,538

GO, 4.00%, 5/1/2024	210,000	236,208

GO, 4.00%, 5/1/2025	290,000	335,037

City of Marquette, Limited Tax

GO, 4.00%, 5/1/2023	170,000	185,757

GO, 4.00%, 5/1/2024	125,000	140,600

GO, 4.00%, 5/1/2025	105,000	121,307

City of Novi GO, 4.00%, 10/1/2021	60,000	62,393

City of Royal Oak

GO, 4.00%, 4/1/2021	50,000	51,072

GO, 3.00%, 10/1/2021	85,000	87,474

City of Southfield GO, 3.00%, 5/1/2023	30,000	32,137

Clarkston Community Schools Series 2016A, GO, Q-SBLF, 5.00%, 5/1/2021	215,000	221,695

County of Jackson GO, 2.00%, 5/1/2024	250,000	264,870

County of Jackson, Capital Improvement, Limited Tax Series 2018C, GO, 3.00%, 9/1/2020	135,000	135,000

County of Kent GO, 5.00%, 1/1/2021	110,000	111,754

County of Muskegon GO, 5.00%, 7/1/2022	25,000	25,093

Dearborn School District, Limited Tax

GO, 3.00%, 5/1/2021	915,000	931,369

GO, 3.00%, 5/1/2022	915,000	955,818

Detroit City School District Series 2002A, GO, FGIC, Q-SBLF, 6.00%, 5/1/2021	30,000	31,129

Dexter Community Schools GO, Q-SBLF, 4.00%, 5/1/2022	100,000	106,344

East Lansing School District Series 2020-II, GO, Q-SBLF, 4.00%, 5/1/2023	180,000	196,783

Ferris State University Rev., 5.00%, 10/1/2020	200,000	200,664

Forest Hills Public Schools Series I, GO, 3.00%, 5/1/2022	50,000	52,341

Forest Hills Public Schools, Unlimited Tax GO, 5.00%, 5/1/2021	35,000	36,121

Glen Lake Community Schools GO, AGM, Q-SBLF, 4.00%, 5/1/2021	150,000	150,465

Grand Traverse County Hospital Finance Authority, Munson Healthcare Obligated Group Series 2019A, Rev., 5.00%, 7/1/2024	130,000	150,934

Grand Valley State University

Series 2014B, Rev., 5.00%, 12/1/2020	165,000	166,698

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Michigan — continued

Series 2016A, Rev., 5.00%, 12/1/2021	415,000	436,422

Series 2014B, Rev., 5.00%, 12/1/2023	310,000	348,545

Series 2016A, Rev., 5.00%, 12/1/2024	670,000	777,093

Kent Hospital Finance Authority, Spectrum Health System Series 2011A, Rev., 5.00%, 11/15/2021	500,000	526,260

Lakeview Public School District, Unlimited Tax GO, Q-SBLF, 5.00%, 11/1/2020	175,000	176,333

L’Anse Creuse Public Schools GO, VRDO, Q-SBLF, LOC: TD Bank NA, 0.08%, 9/10/2020 (b)	725,000	725,000

Livonia Municipal Building Authority Rev., 4.00%, 5/1/2024	40,000	45,023

Macomb County Building Authority Rev., 2.50%, 5/1/2021	50,000	50,772

Michigan Finance Authority

Series 2016MI-2, Rev., (SIFMA Municipal Swap Index Yield + 0.48%), 0.57%, 9/10/2020 (d)	145,000	144,767

Series 2015MI, Rev., (ICE LIBOR USD 1 Month + 0.54%), 0.65%, 9/10/2020 (d)	875,000	874,668

Rev., 5.00%, 10/1/2020	25,000	25,098

Series 2015MI, Rev., 5.00%, 12/1/2020	100,000	101,115

Series 2015MI, Rev., 5.00%, 12/1/2021	110,000	116,160

Rev., 5.00%, 11/15/2022	330,000	361,122

Series 2017A-MI, Rev., 5.00%, 12/1/2022	315,000	345,813

Series 2019MI-1, Rev., 5.00%, 12/1/2023	100,000	113,914

Series 2016B, Rev., 5.00%, 10/1/2024	150,000	178,632

Series 2017A, Rev., 5.00%, 12/1/2024	140,000	164,991

Series 2019MI-2, Rev., 5.00%, 2/1/2025 (b)	200,000	236,958

Michigan Finance Authority, Bronson Healthcare Group, Inc. Series B, Rev., 3.50%, 11/15/2022 (b)	320,000	339,197

Michigan Finance Authority, Clean Water Revolving Fund

Series 2016B, Rev., 4.00%, 10/1/2020	110,000	110,340

Rev., 5.00%, 10/1/2020	25,000	25,097

Michigan Finance Authority, Henry Ford Health System

Rev., 5.00%, 11/15/2020	185,000	186,630

Rev., 5.00%, 11/15/2021	140,000	147,283

Michigan Finance Authority, Revolving Fund Cleanwater Series 2011, Rev., 5.00%, 10/1/2020	60,000	60,234

SEE NOTES TO FINANCIAL STATEMENTS.

184	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Michigan — continued

Michigan Finance Authority, Trinity Health Credit Group Rev., 5.00%, 12/1/2021	340,000	359,040

Michigan Municipal Bond Authority Rev., 5.00%, 10/1/2020	115,000	115,450

Michigan State Building Authority Series I-A, Rev., 5.00%, 10/15/2020	95,000	95,547

Michigan State Building Authority, Facilities Program Series I, Rev., 5.00%, 4/15/2021	100,000	102,983

Michigan State Hospital Finance Authority Series 2008C, Rev., 5.00%, 12/1/2024	160,000	188,562

Michigan State Hospital Finance Authority, Ascension Health Series 2010 F-1, Rev., 4.00%, 6/1/2023 (b)	50,000	54,688

Michigan State Hospital Finance Authority, Ascension Health Credit Group Series 2010F-2, Rev., 1.90%, 4/1/2021 (b)	750,000	755,947

Michigan State Hospital Finance Authority, Ascension Health Senior Credit Group Series F-5, Rev., 2.40%, 3/15/2023 (b)	305,000	319,198

Michigan State Hospital Finance Authority, Trinity Health Credit Group

Series 2008C, Rev., 5.00%, 12/1/2020	100,000	101,115

Series C, Rev., 5.00%, 12/1/2025	150,000	181,999

Michigan State University Series 2019C, Rev., 5.00%, 8/15/2022	45,000	49,032

Michigan Strategic Fund, Cadillac Place Office Building Project Rev., 5.00%, 10/15/2020	200,000	201,024

Michigan Strategic Fund, The Detroit Edison Co. Exampt Facilities Project Series 2008ET-2, Rev., 1.45%, 9/1/2021 (b)	250,000	251,212

Michigan Strategic Fund, The Detroit Edison Company Pollution Control Bonds Project Series CC, Rev., 1.45%, 9/1/2021 (b)	300,000	301,455

Michigan Technological University, Board of Control Series 2015A, Rev., AGM, 5.00%, 10/1/2020	100,000	100,366

Muskegon Local Development Finance Authority Rev., AGM, 3.00%, 11/1/2022	50,000	51,197

New Haven Community Schools GO, Q-SBLF, 5.00%, 5/1/2022	25,000	27,010

Northwestern Michigan College, Limited Tax GO, 3.25%, 5/1/2021	35,000	35,675

Novi Community School District, School Building and Site Bonds Series I, GO, 4.00%, 5/1/2021	25,000	25,635

Plymouth-Canton Community School District GO, Q-SBLF, 5.00%, 5/1/2023	45,000	50,616

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Michigan — continued

Royal Oak Hospital Finance Authority, Health Beaumont Health Credit Group

Series 2014D, Rev., 5.00%, 9/1/2021	150,000	156,629

Royal Oak Hospital Finance Authority, William Beaumont Hospital Obligated Group Series 2014D, Rev., 5.00%, 9/1/2020	85,000	85,000

Royal Oak School District

GO, 4.00%, 5/1/2022	30,000	31,903

GO, 5.00%, 5/1/2022	40,000	43,202

Schoolcraft Community College District GO, 3.00%, 5/1/2024	115,000	125,012

State of Michigan

Series 2010A, GO, 5.00%, 11/1/2020	205,000	206,632

Series 2015A, GO, 5.00%, 12/1/2020	180,000	182,162

Rev., GAN, 5.00%, 3/15/2021	185,000	189,451

State of Michigan, Environmental Program, Tax-Exempt GO, 3.00%, 11/1/2020	25,000	25,117

Troy School District GO, Q-SBLF, 5.00%, 5/1/2021	70,000	72,242

Wayne County Airport Authority Series 2012A, Rev., 5.00%, 12/1/2020	150,000	151,713

Wayne County Airport Authority, Junior Lien

Series 2017A, Rev., 5.00%, 12/1/2020	100,000	101,142

Wayne State University Series 2019A, Rev., 5.00%, 11/15/2024	175,000	206,183

Ypsilanti Community Utilities Authority Rev., 4.00%, 4/1/2023	175,000	191,154

Total Michigan		17,492,101

Minnesota — 0.6%

Alexandria Lake Area Sanitation District Series 2015A, GO, 5.00%, 2/1/2023	25,000	27,833

City of Brooklyn Center, Unity Place Project Rev., 1.95%, 12/1/2020 (b)	75,000	75,058

City of Columbia Heights Series 2017B, GO, 3.00%, 2/1/2023	35,000	37,197

City of Eden Prairie Series 2012C, GO, 2.00%, 1/15/2021	40,000	40,056

City of Rochester, Health Care Facilities, Mayo Clinic Rev., 4.50%, 11/15/2021 (b)	100,000	103,854

County of Clay Series 2017A, GO, 5.00%, 2/1/2025	50,000	60,157

County of Hennepin Series 2010B, GO, 4.00%, 12/1/2020	25,000	25,238

County of Ramsey Series 2012A, GO, 4.00%, 2/1/2021	40,000	40,637

Duluth Independent School District No. 709

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	185

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Minnesota — continued

Series 2019C, COP, 5.00%, 2/1/2022	130,000	137,774

Series A, COP, 5.00%, 2/1/2022	200,000	211,960

Series 2016A, COP, 5.00%, 2/1/2025	200,000	235,908

Housing and Redevelopment Authority of The City of St. Paul Minnesota, Fairview Health Services Series 2017A, Rev., 5.00%, 11/15/2022	200,000	219,326

Housing and Redevelopment Authority of The City of St. Paul, Legends Berry Senior Apartments Project Series A, Rev., VRDO, 2.20%, 9/1/2021 (b)	325,000	325,000

Metropolitan Council Series 2012E, GO, 5.00%, 9/1/2020	50,000	50,000

Metropolitan Council, Wastewater Series 2014D, GO, 5.00%, 9/1/2020	40,000	40,000

Minneapolis Special School District No. 1

Series 2011-F, COP, 3.00%, 2/1/2021	30,000	30,066

Series 2012B, GO, 3.00%, 2/1/2021	25,000	25,295

Series 2014D, COP, 5.00%, 2/1/2025	30,000	33,331

Minneapolis-St Paul Metropolitan Airports Commission

Series B, Rev., 3.00%, 1/1/2021	70,000	70,530

Series 2016B, Rev., 5.00%, 1/1/2022	275,000	290,631

Series 2019C, Rev., 5.00%, 1/1/2023	150,000	164,469

Minnesota Higher Education Facilities Authority Rev., 5.00%, 3/1/2021	25,000	25,602

Minnesota Housing Finance Agency

Rev., AMT, GNMA/FNMA/FHLMC, 2.10%, 7/1/2021	105,000	106,294

Series 2018C, Rev., 5.00%, 8/1/2021	20,000	20,814

Series C, Rev., AMT, GNMA/FNMA/FHLMC, 2.55%, 1/1/2023	105,000	109,649

Minnesota Public Facilities Authority Series 2010A, Rev., 5.00%, 3/1/2023	50,000	55,978

Minnesota State Colleges And Universities Foundation Series 2011A, Rev., 4.00%, 10/1/2020	25,000	25,074

Minnetonka Independent School District No. 276

Series E, COP, 3.00%, 10/1/2021	155,000	159,510

Series E, COP, 3.00%, 10/1/2022	85,000	89,803

Series E, COP, 4.00%, 10/1/2023	115,000	127,901

State of Minnesota

Series 2010D, GO, 5.00%, 9/14/2020	40,000	40,065

Series 2017E, GO, 4.00%, 10/1/2020	40,000	40,124

Series 2013D, GO, 5.00%, 10/1/2020	135,000	135,526

Series 2013F, GO, 5.00%, 10/1/2020	20,000	20,078

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Minnesota — continued

Series 2018B, GO, 5.00%, 8/1/2023	25,000	28,484

Total Minnesota		3,229,222

Mississippi — 0.7%

Alcorn State University Educational Building Corp. (The) Rev., 3.00%, 9/1/2022	30,000	31,421

City of Ridgeland GO, 4.00%, 8/1/2024	25,000	28,427

City of Starkville Rev., 4.00%, 5/1/2023	55,000	60,159

Mississippi Business Finance Corp. Rev., VRDO, 0.55%, 9/1/2021 (b)	350,000	350,000

Mississippi Development Bank

Rev., 5.00%, 1/1/2022 (c)	50,000	53,187

Rev., 5.00%, 1/1/2022	50,000	53,125

Rev., 5.00%, 6/1/2022	295,000	319,143

Mississippi Development Bank, Special Obligation, Water and Sewer System Project Rev., AGM, 3.00%, 12/1/2020	100,000	100,626

Mississippi Hospital Equipment & Facilities Authority Series 2020-I, Rev., 5.00%, 10/1/2020	160,000	160,573

Mississippi State University Educational Building Corp. Series 2014A, Rev., 5.00%, 8/1/2023	25,000	28,366

Oxford School District GO, 2.00%, 12/1/2020	150,000	150,210

Rankin County School District

GO, 5.00%, 10/1/2020	50,000	50,192

GO, 3.00%, 8/1/2023	75,000	75,141

State of Mississippi

Series 2015C, GO, 5.00%, 10/1/2020	25,000	25,098

Series 2009F, GO, 5.25%, 10/1/2020	45,000	45,185

Series E, Rev., 5.00%, 10/15/2020	1,750,000	1,758,645

Series 2012B, GO, 3.00%, 11/1/2020	25,000	25,117

Series 2003D, GO, 5.25%, 11/1/2020	85,000	85,711

University of Mississippi Educational Building Corp.

Series 2009B, Rev., 5.00%, 10/1/2020	55,000	55,211

Series 2019A, Rev., 5.00%, 10/1/2020	75,000	75,289

Rev., 3.00%, 10/1/2022	180,000	189,668

Rev., 5.00%, 10/1/2024	95,000	112,157

University of Southern Mississippi (The) Rev., 3.00%, 3/1/2023	50,000	52,641

Total Mississippi		3,885,292

SEE NOTES TO FINANCIAL STATEMENTS.

186	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Missouri — 0.8%

Bi-State Development Agency of the Missouri-Illinois Metropolitan District Series 2013A, Rev., 5.00%, 10/1/2020 (c)	70,000	70,274

City of Chesterfield COP, 5.00%, 12/1/2023	25,000	28,802

City of Kansas City

Series 2009E, Rev., Zero Coupon, 2/1/2021	100,000	99,367

Series 2018A, GO, 5.00%, 2/1/2021	105,000	107,106

Series 2011A, Rev., 5.00%, 1/1/2022	25,000	25,400

Series E, Rev., Zero Coupon, 2/1/2024	250,000	235,193

Series 2012A, GO, 4.50%, 2/1/2024	25,000	26,456

City of O’Fallon GO, 5.00%, 3/1/2021	25,000	25,603

City of St. Charles COP, 5.00%, 2/1/2021	100,000	101,875

County of Clay

Series 2018A, COP, 4.00%, 5/1/2021	100,000	102,486

Series 2018A, COP, 4.00%, 5/1/2024	30,000	33,884

Curators of the University of Missouri (The) Series 2014A, Rev., 5.00%, 11/1/2022 (c)	25,000	27,550

Hannibal IDA, Healthcare Facilities Rev., 5.00%, 10/1/2020	285,000	285,875

Health and Educational Facilities Authority of the State of Missouri

Rev., 5.00%, 9/1/2020	100,000	100,000

Rev., 5.00%, 9/1/2021	230,000	237,868

Health and Educational Facilities Authority of the State of Missouri, BJC Health System Series C, Rev., VRDO, LIQ: BJC Health System, 0.07%, 9/10/2020 (b)	810,000	810,000

Health and Educational Facilities Authority of the State of Missouri, Coxhealth Series 2013A, Rev., 5.00%, 11/15/2022	75,000	82,073

Kirkwood School District Educational Facilities Authority Rev., 3.00%, 2/15/2022	25,000	26,030

Missouri Development Finance Board, Fulton State Hospital Project Rev., 5.00%, 10/1/2020	100,000	100,391

Missouri Joint Municipal Electric Utility Commission

Series 2015A, Rev., 5.00%, 12/1/2020	780,000	789,110

Series 2014A, Rev., 5.00%, 1/1/2022	50,000	53,118

Series 2015A, Rev., 5.00%, 12/1/2023	100,000	114,925

Missouri State Board of Public Buildings

Series 2013A, Rev., 3.00%, 10/1/2020	300,000	300,675

Series 2012A, Rev., 4.00%, 10/1/2020	240,000	240,737

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Missouri — continued

Series 2012A, Rev., 5.00%, 10/1/2020 (c)	135,000	135,522

Missouri State Environmental Improvement & Energy Resources Authority

Series 2015B, Rev., 4.00%, 1/1/2021	25,000	25,318

Series 2013A, Rev., 5.00%, 7/1/2024	60,000	68,091

Springfield School District No. R-12 Series 2014B, GO, 5.00%, 3/1/2021	70,000	71,687

St Charles County Public Water Supply District No. 2

Series 2016B, COP, 5.00%, 12/1/2020	60,000	60,711

Series 2016B, COP, 5.00%, 12/1/2021	45,000	47,648

St Louis Junior College District Building Corp. Rev., 3.00%, 4/1/2022	50,000	50,102

Total Missouri		4,483,877

Montana — 0.9%

Montana Facility Finance Authority, Billings Clinic Obligated Group

Series 2018C, Rev., (SIFMA Municipal Swap Index Yield + 0.55%), 0.64%, 9/10/2020 (d)	5,135,000	5,126,527

Nebraska — 0.1%

City of Fremont, Combined Utility System Rev., 3.00%, 10/15/2021	65,000	66,901

City of Lincoln Series 2015A, Rev., 5.00%, 9/1/2020	220,000	220,000

City of Omaha

Series A, GO, 5.00%, 1/15/2021	25,000	25,447

GO, 5.25%, 4/1/2021	25,000	25,740

Series A, GO, 4.00%, 11/15/2021	50,000	52,312

City of Omaha, Sewer Rev., 5.00%, 11/15/2020	50,000	50,493

Nebraska Investment Finance Authority Series 2018C, Rev., 2.13%, 9/1/2022	55,000	56,583

Nebraska Investment Finance Authority, Single Family Housing Series 2019D, Rev., GNMA/FNMA/FHLMC, 1.45%, 9/1/2021	155,000	156,324

Nebraska Public Power District Series A, Rev., 5.00%, 1/1/2021	50,000	50,797

Omaha Public Power District Series 2011C, Rev., 5.00%, 2/1/2021	25,000	25,496

State of Nebraska COP, 4.00%, 11/1/2021	25,000	26,083

University of Nebraska Rev., 3.25%, 5/15/2024 (c)	60,000	66,442

Total Nebraska		822,618

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	187

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Nevada — 1.0%

City of Henderson Series 2012A, GO, 5.00%, 6/1/2023	25,000	27,564

City of Las Vegas Series 2015C, GO, 5.00%, 9/1/2024	125,000	147,864

Clark County, Department of Aviation, Las Vegas-McCarran International Airport Passenger Facility Charge Rev., 5.00%, 7/1/2022	225,000	243,383

Clark County, Department of Aviation, Nevada Airport System, Subordinate Lien Series 2011D-2-B, Rev., VRDO, LOC: Royal Bank of Canada, 0.09%, 9/10/2020 (b)	3,500,000	3,500,000

County of Clark

Series 2016B, GO, 5.00%, 11/1/2024	45,000	53,544

GO, 5.00%, 12/1/2024	25,000	29,833

County of Clark Department of Aviation

Series 2019A, Rev., 5.00%, 7/1/2023	140,000	156,805

Series 2019D, Rev., 5.00%, 7/1/2023	520,000	582,421

Series 2019D, Rev., 5.00%, 7/1/2024	300,000	348,063

County of Washoe Series 2012A, GO, 3.00%, 3/1/2024	50,000	52,001

Las Vegas Valley Water District

Series 2017A, GO, 5.00%, 6/1/2022	45,000	48,774

Series 2016A, GO, 5.00%, 6/1/2023	25,000	28,252

State of Nevada

Series 2014A, GO, 5.00%, 4/1/2021	25,000	25,703

Series 2015B, GO, 5.00%, 11/1/2022	65,000	71,618

Series 2010C, GO, 5.00%, 6/1/2023	25,000	25,096

Series 2015B, GO, 5.00%, 11/1/2024	25,000	29,804

State of Nevada Highway Improvement Rev., 5.00%, 12/1/2020	35,000	35,420

State of Nevada, Capital Improvement and Cultural Affairs Series 2012B, GO, 5.00%, 8/1/2021	30,000	31,328

State of Nevada, Highway Improvement Revenue, Motor Vehicle Fuel Tax Rev., 5.00%, 12/1/2020	30,000	30,360

Truckee Meadows Water Authority Rev., 5.00%, 7/1/2022	40,000	43,537

Washoe County School District, Limited Tax, School Improvement Series 2011-A, GO, 5.00%, 6/1/2021 (c)	40,000	41,442

Total Nevada		5,552,812

New Hampshire — 0.0% (g)

New Hampshire Health and Education Facilities Authority Act Rev., 5.00%, 7/1/2021	25,000	25,993

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New Hampshire — continued

New Hampshire Health and Education Facilities Authority, Paul’s School Rev., 3.00%, 10/1/2020	25,000	25,058

Total New Hampshire		51,051

New Jersey — 7.0%

Bergen County Improvement Authority (The), Borough of East Rutherford Refunding Project Rev., GTD, 5.00%, 12/15/2020	100,000	101,392

Bergen County Improvement Authority (The), Fort Lee Board of Education Project Rev., GTD, 4.00%, 12/1/2020	25,000	25,239

Bergen County Improvement Authority (The), New Bridge Medical Center Project Series 2019A, Rev., GTD, 4.00%, 9/1/2020	835,000	835,000

Bernards Township School District Series 2013B, GO, 5.00%, 1/1/2021	20,000	20,317

Borough of Carlstadt GO, BAN, 2.00%, 6/25/2021	8,675,000	8,765,914

Borough of Runnemede Series A, GO, BAN, 1.25%, 6/30/2021	2,363,125	2,374,657

Borough of Saddle River GO, BAN, 1.25%, 4/23/2021	2,494,000	2,504,076

Brick Township Municipal Utilities Authority (The) Series 2016A, Rev., 5.00%, 12/1/2020	75,000	75,897

Burlington County Bridge Commission, Government Loan Program Series 2013A, Rev., GTD, 5.00%, 12/1/2020	40,000	40,481

Burlington County Bridge Commission, Governmental Leasing Program Series 2020AB, Rev., 3.50%, 4/15/2021	75,000	75,896

Camden County Improvement Authority (The)

Series 2011A, Rev., GTD, 4.00%, 9/1/2021	35,000	36,249

Series 2012A, Rev., GTD, 5.00%, 9/1/2021	50,000	52,400

Rev., GTD, 5.00%, 6/1/2023	50,000	54,028

Series 2015A, Rev., GTD, 5.00%, 9/1/2024	25,000	29,573

City of Brigantine GO, 4.00%, 10/15/2022	25,000	26,878

City of Elizabeth

GO, 3.00%, 4/1/2022	50,000	52,249

GO, AGM, 3.00%, 4/1/2022	25,000	26,124

GO, 4.00%, 8/15/2022	25,000	26,876

City of Jersey City Series 2012A-B, GO, AGM, 3.00%, 9/1/2021	25,000	25,649

SEE NOTES TO FINANCIAL STATEMENTS.

188	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New Jersey — continued

City of Newark, Water Utility System Series 2010D-2, GO, 4.25%, 10/1/2020	100,000	100,323

City of North Wildwood GO, 5.00%, 9/1/2020	10,000	10,000

City of Ocean City GO, 4.00%, 9/15/2023	75,000	83,248

County of Burlington Series 2013B, GO, 3.50%, 9/1/2020	75,000	75,000

County of Cape May GO, 2.00%, 9/1/2020	100,000	100,000

County of Hudson

GO, BAN, 2.00%, 9/10/2020	345,000	346,642

GO, 5.00%, 12/1/2022	25,000	27,630

County of Monmouth Series 2015C, GO, 5.00%, 7/15/2022	30,000	32,715

County of Ocean GO, 5.00%, 11/1/2021	45,000	47,483

County of Passaic Series 2018B, GO, 4.00%, 12/1/2024	165,000	189,207

East Rutherford Board of Education GO, 1.25%, 7/15/2021	8,000,000	8,044,480

Emerson Board of Education GO, 3.00%, 9/1/2020	250,000	250,000

Essex County Improvement Authority Rev., GTD, 5.00%, 12/15/2020	50,000	50,696

Flemington Raritan Regional Board of Education GO, 4.00%, 6/15/2021	20,000	20,590

Garden State Preservation Trust Series A, Rev., 5.00%, 11/1/2020	25,000	25,111

Gloucester County Improvement Authority (The), Shady Lane Nursing Home Project Rev., GTD, 4.00%, 12/1/2022	480,000	518,616

Hainesport Township School District GO, 5.00%, 1/15/2024	35,000	40,363

Hopewell Valley Regional School District GO, 3.25%, 1/15/2025	25,000	27,757

Livingston Township School District GO, 5.00%, 7/15/2021	25,000	26,039

Mahwah Township School District GO, 5.00%, 9/15/2020	10,000	10,017

Middlesex County Improvement Authority Rev., GTD, 4.00%, 9/15/2020	25,000	25,035

Monmouth County Improvement Authority (The), Capital Equipment Pooled Lease Rev., GTD, 5.00%, 10/1/2020	50,000	50,196

Monmouth County Improvement Authority (The), Governmental Pooled Loan Project Series 2013B, Rev., GTD, 5.00%, 12/1/2020	25,000	25,301

Mount Olive Township Board of Education GO, 4.00%, 7/15/2021	25,000	25,820

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New Jersey — continued

New Jersey Building Authority Series 2013A, Rev., 5.00%, 6/15/2021	125,000	128,954

New Jersey Economic Development Authority

Series 2011EE, Rev., 5.00%, 9/1/2020	100,000	100,000

Rev., AMBAC, Zero Coupon, 1/1/2021	135,000	134,667

New Jersey Economic Development Authority, School Facilities Construction

Series EE, Rev., 5.00%, 9/1/2020 (c)	20,000	20,000

Series GG, Rev., 5.00%, 9/1/2020 (c)	105,000	105,000

Series XX, Rev., 5.00%, 6/15/2021	100,000	103,163

New Jersey Educational Facilities Authority Series 2014C, Rev., 5.00%, 9/1/2020	390,000	390,000

New Jersey Health Care Facilities Financing Authority, Greystone Park Psychiatric Hospital Project Series 2013B, Rev., 5.00%, 9/15/2020	250,000	250,328

New Jersey Housing and Mortgage Finance Agency, Multifamily Conduit, Georgia King Village Project Series 2018-E, Rev., 2.45%, 10/1/2020 (b)	240,000	240,408

New Jersey Infrastructure Bank

Series 2010A, Rev., 3.25%, 9/1/2020	40,000	40,000

Series 2012A-R, Rev., 4.00%, 9/1/2022	30,000	32,277

Series 2017A-R2, Rev., 4.00%, 9/1/2022	35,000	37,657

Series 2012A-R, Rev., 4.00%, 9/1/2023	30,000	33,373

New Jersey Infrastructure Bank, Environmental Infrastructure, Financing Program Series 2001A, Rev., 5.25%, 9/1/2020	150,000	150,000

New Jersey Transportation Trust Fund Authority

Series 2006A, Rev., 5.25%, 12/15/2020	440,000	445,399

Series 2005B, Rev., NATL-RE, 5.50%, 12/15/2020	215,000	217,823

Series 2011B, Rev., 5.00%, 6/15/2021 (c)	250,000	259,482

Series 2006A, Rev., 5.25%, 12/15/2021	30,000	31,644

Rev., Zero Coupon, 12/15/2023	120,000	112,066

New Jersey Transportation Trust Fund Authority, Transportation System Rev., AMBAC, 4.38%, 12/15/2020	115,000	116,141

North Brunswick Township Board of Education GO, 5.00%, 7/15/2022	30,000	30,117

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	189

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New Jersey — continued

Ocean Township Board of Education/Monmouth County GO, 4.00%, 3/1/2021	25,000	25,078

Passaic County Utilities Authority Rev., GTD, 4.50%, 3/1/2024	75,000	85,222

Pequannock Township Board of Education GO, 4.00%, 1/15/2025	50,000	57,265

Ramsey School District GO, 3.13%, 1/15/2023	25,000	26,688

Rancocas Valley Regional High School District GO, 5.00%, 2/1/2023	40,000	44,451

River Dell Regional School District GO, 4.00%, 3/1/2022	20,000	21,126

Somerset County Improvement Authority Rev., GTD, 4.00%, 10/1/2022	25,000	26,931

South Brunswick Township Board of Education GO, 4.00%, 8/1/2022	25,000	26,804

Tobacco Settlement Financing Corp.

Series A, Rev., 5.00%, 6/1/2021	275,000	284,086

Series A, Rev., 5.00%, 6/1/2022	365,000	392,948

Series A, Rev., 5.00%, 6/1/2023	885,000	990,165

Town of Boonton GO, BAN, 2.00%, 6/25/2021	2,809,265	2,845,870

Town of Phillipsburg GO, BAN, 2.00%, 6/1/2021	2,455,000	2,477,341

Township of East Amwell GO, 4.00%, 2/15/2023	25,000	27,210

Township of East Brunswick GO, BAN, 1.50%, 9/24/2020	600,000	600,438

Township of Harding GO, BAN, 1.25%, 8/20/2021	1,677,850	1,690,652

Township of Lebanon GO, BAN, 1.25%, 7/23/2021	1,035,138	1,040,572

Township of Little Falls GO, BAN, 2.00%, 12/11/2020	533,638	535,495

Township of Livingston GO, BAN, 2.00%, 10/9/2020	200,000	200,368

Township of Moorestown GO, 5.00%, 2/1/2023	25,000	27,833

Township of Parsippany-Troy Hills Series 2017ABCD, GO, 2.00%, 9/15/2020	70,000	70,046

Township of Pequannock GO, 4.00%, 4/1/2022	25,000	26,519

Township of Readington GO, 5.00%, 1/15/2025	25,000	29,816

Township of Toms River GO, 3.00%, 12/15/2023	30,000	32,623

Township of Washington, Gloucester County Series 2020A, GO, BAN, 1.75%, 6/22/2021	571,940	577,980

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New Jersey — continued

Township of West Deptford, Gloucester County GO, 4.00%, 9/1/2020	100,000	100,000

Total New Jersey		40,543,190

New Mexico — 0.2%

Albuquerque Bernalillo County Water Utility Authority Rev., 5.00%, 7/1/2022	25,000	27,206

County of Dona Ana Rev., 2.00%, 5/1/2021	315,000	318,654

New Mexico Finance Authority

Series 2015C, Rev., 3.00%, 6/1/2021	50,000	51,060

Series 2016C, Rev., 5.00%, 6/1/2021	25,000	25,903

Series 2017D, Rev., 5.00%, 6/15/2022	25,000	27,153

Series B-2, Rev., 5.00%, 6/15/2022	25,000	27,153

Series 2017A, Rev., 5.00%, 6/1/2023	55,000	62,122

Series 2010-B, Rev., 5.00%, 6/15/2023	85,000	85,327

Series 2017D, Rev., 5.00%, 6/15/2023	80,000	90,430

Series 2019C-1, Rev., 5.00%, 6/15/2023	40,000	45,215

Series 2017B, Rev., 3.50%, 6/15/2024	50,000	55,963

Series 2018C-1, Rev., 4.00%, 6/15/2024	30,000	34,141

New Mexico Finance Authority, Senior Lien Public Project Revolving Fund Series 2013A, Rev., 4.00%, 6/1/2021	20,000	20,573

New Mexico Finance Authority, State Transportation, Senior Lien Series 2010B, Rev., 5.00%, 6/15/2024	60,000	60,227

New Mexico Finance Authority, Subordinate Lien Series 2010A-2, Rev., 5.00%, 12/15/2020	25,000	25,348

New Mexico Hospital Equipment Loan Council Series 2012A, Rev., 5.00%, 8/1/2022 (c)	100,000	108,942

State of New Mexico Severance Tax Permanent Fund Series A-1, Rev., 3.00%, 7/1/2021	100,000	100,225

State of New Mexico, Capital Projects GO, 5.00%, 3/1/2021	30,000	30,714

Total New Mexico		1,196,356

New York — 13.1%

Albany Municipal Water Finance Authority Series 2011A, Rev., 5.00%, 12/1/2020	45,000	45,535

Battery Park City Authority, Tax-Exempt Series 2013A, Rev., 5.00%, 11/1/2020	25,000	25,199

Bayport-Blue Point Union Free School District GO, 3.00%, 10/1/2020	55,000	55,128

SEE NOTES TO FINANCIAL STATEMENTS.

190	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New York — continued

City of New York

Series 2018B-1, GO, 4.00%, 10/1/2020	115,000	115,348

Series 2015B, GO, 5.00%, 8/1/2021	45,000	46,950

Series 2018C, GO, 5.00%, 8/1/2021	45,000	46,950

Series C, GO, 5.00%, 8/1/2021	35,000	36,517

Series I, GO, 5.00%, 8/1/2021	50,000	52,166

Series 2014J, GO, 5.00%, 8/1/2022	50,000	54,521

Series C, GO, 5.00%, 8/1/2022	200,000	218,086

Series 1, GO, 5.00%, 8/1/2023	240,000	271,342

Series 1994A, GO, 5.00%, 8/1/2023	125,000	130,475

Series 2014I-1, GO, 5.00%, 3/1/2024	75,000	86,462

Series 2013J, GO, 5.00%, 8/1/2024	295,000	334,722

Series A, GO, 5.00%, 8/1/2024	20,000	23,406

Series E, GO, 5.00%, 8/1/2024	50,000	58,514

Series 2018F-1, GO, 4.00%, 4/1/2025	30,000	34,499

City of New York, Fiscal Year 2006 Series H, Subseries H-A, GO, 4.00%, 1/1/2021	40,000	40,495

City of New York, Fiscal Year 2012 Series D, Subseries D-1, GO, 5.00%, 10/1/2020	25,000	25,096

City of White Plains Series 2017C, GO, 3.00%, 3/1/2021	30,000	30,426

Clarence Central School District GO, 5.00%, 6/15/2021	75,000	77,869

Clifton-Fine Central School District GO, BAN, 2.00%, 6/30/2021	3,980,000	4,027,760

Commack Union Free School District GO, 4.00%, 11/15/2020	35,000	35,275

County of Albany Series 2019A, GO, 5.00%, 9/15/2022	20,000	21,971

County of Dutchess GO, 5.00%, 5/1/2021	25,000	25,785

County of Orange Series 2015A, GO, AGM, 5.00%, 3/1/2021	25,000	25,605

County of Putnam, Public Improvement GO, 5.00%, 1/15/2021	30,000	30,532

County of Rensselaer, Public Improvement GO, 3.13%, 9/28/2020	120,000	120,254

County of Sullivan GO, 3.00%, 5/15/2021	45,000	45,907

County of Ulster GO, 5.00%, 11/15/2021	25,000	26,463

County of Ulster, Public Improvement GO, 5.00%, 11/15/2020	25,000	25,247

County of Warren GO, AGM, 5.00%, 7/15/2021	30,000	31,269

County of Westchester

Series 2011A, GO, 5.00%, 10/15/2020	30,000	30,175

Series 2011B, GO, 4.00%, 7/1/2021	100,000	103,101

Croton-Harmon Union Free School District GO, BAN, 1.25%, 8/20/2021	755,000	760,761

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New York — continued

Erie County Industrial Development Agency (The) Series 2016A, Rev., 5.00%, 5/1/2021	40,000	41,292

Fayetteville-Manlius Central School District Series 2020A, GO, BAN, 1.25%, 7/29/2021	500,000	503,315

Grand Island Central School District GO, 5.00%, 12/1/2020	30,000	30,362

Herricks Union Free School District Series 2014A, GO, 2.00%, 5/1/2021	20,000	20,249

Lafayette Central School District GO, RAN, 1.25%, 6/18/2021	4,500,000	4,534,020

Lakeland Central School District GO, BAN, 1.25%, 8/20/2021	2,321,785	2,339,500

Lansing Central School District GO, BAN, 1.25%, 7/23/2021	4,817,400	4,846,593

Long Island Power Authority Series 2016B, Rev., 5.00%, 9/1/2023	200,000	228,260

Metropolitan Transportation Authority

Series 2019E, Rev., BAN, 4.00%, 9/1/2020	2,510,000	2,510,000

Series 2018C, Subseries C-1, Rev., BAN, 5.00%, 9/1/2020	6,025,000	6,025,000

Series 2002B-3D, Rev., (SIFMA Municipal Swap Index Yield + 1.00%), 1.09%, 9/10/2020 (d)	750,000	748,042

Series 2010D, Rev., 4.00%, 11/15/2020	100,000	100,381

Series 2012D, Rev., 5.00%, 11/15/2020	110,000	110,647

Series 2014C, Rev., 5.00%, 11/15/2020	310,000	311,823

Series 2016B, Rev., 5.00%, 11/15/2020	125,000	125,735

Series 2017A, Rev., 5.00%, 11/15/2020	195,000	196,533

Series 2018A-1, Rev., 5.00%, 11/15/2020 (b)	100,000	100,277

Series A-2, Rev., 5.00%, 11/15/2020	100,000	100,588

Subseries A-1, Rev., 5.00%, 11/15/2020	100,000	100,588

Series 2018B, Subseries 2018B-2A, Rev., BAN, 5.00%, 5/15/2021	2,405,000	2,445,861

Series 2018B, Subseries 2018B-2B, Rev., BAN, 5.00%, 5/15/2021	1,910,000	1,942,451

Series 2018B, Subseries 2018B-2D, Rev., BAN, 5.00%, 5/15/2021	525,000	533,920

Series 2018C, Subseries 2018C-2, Rev., BAN, 5.00%, 9/1/2021	145,000	148,475

Subseries 2008B-4, Rev., 5.00%, 11/15/2021	20,000	20,928

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	191

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New York — continued

Series 2019A, Rev., BAN, 5.00%, 3/1/2022	600,000	628,566

Series 2016A, Rev., 5.00%, 11/15/2023	100,000	112,132

Series 2012A, Rev., 5.00%, 11/15/2024	510,000	552,784

Series 2013B-1, Rev., 5.00%, 11/15/2024	125,000	140,120

Metropolitan Transportation Authority, Dedicated Tax Fund Series A, Rev., 5.00%, 11/15/2020	145,000	146,137

Monroe County Industrial Development Corp.

Rev., 5.00%, 5/1/2021	400,000	412,020

Series 2012A, Rev., 5.00%, 5/1/2021	25,000	25,751

Morrisville-Eaton Central School District GO, BAN, 1.75%, 5/28/2021	1,750,000	1,767,080

New Hyde Park-Garden City Park Union Free School District GO, 5.00%, 11/15/2020	20,000	20,198

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2009 Subseries BB-1, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 0.04%, 9/1/2020 (b)	4,485,000	4,485,000

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2013 Series AA, Subseries AA-1, Rev., VRDO, LIQ: PNC Bank NA, 0.10%, 9/10/2020 (b)	8,815,000	8,815,000

New York City Transitional Finance Authority Future Tax Secured

Series 2010B, Rev., 3.50%, 9/1/2020	300,000	300,000

Series 2010B, Rev., 5.00%, 10/1/2020	100,000	100,393

Series 2010D, Rev., 5.00%, 10/1/2020	790,000	793,105

Series F, Rev., 3.63%, 11/1/2020	25,000	25,140

Series 2014C, Rev., 4.00%, 11/1/2020	25,000	25,155

Series 2012A, Rev., 5.00%, 11/1/2020	85,000	85,668

Series 2014C, Rev., 5.00%, 11/1/2020	100,000	100,786

Series 2017C, Rev., 5.00%, 11/1/2020	105,000	105,825

Subseries 13, Rev., 5.00%, 11/1/2020	235,000	236,847

Subseries A-1, Rev., 5.00%, 11/1/2020	60,000	60,472

Series 2011D-1, Rev., 5.00%, 2/1/2021	25,000	25,489

Series 2012F-1, Rev., 5.00%, 5/1/2021	40,000	41,254

Series A, Subseries A-1, Rev., 5.00%, 5/1/2021	25,000	25,784

Series 2016C, Rev., 5.00%, 11/1/2021	40,000	42,197

Series 2020B-1, Rev., 5.00%, 11/1/2021	45,000	47,471

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New York — continued

Series 2012E-1, Rev., 5.00%, 2/1/2022	25,000	26,664

Series 2016E-1, Rev., 5.00%, 2/1/2025	25,000	29,933

New York City Transitional Finance Authority Future Tax Secured, Fiscal Year 2011 Series 2011C, Rev., 5.00%, 11/1/2020	50,000	50,393

New York City Transitional Finance Authority Future Tax Secured, Fiscal Year 2012 Series 2012C, Rev., 4.00%, 11/1/2020	25,000	25,156

New York City Transitional Finance Authority Future Tax Secured, Tax-Exempt, Fiscal Year 2013

Series B, Rev., 5.00%, 11/1/2020	75,000	75,590

Series B, Rev., 5.00%, 11/1/2021	170,000	179,336

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013 Subseries C-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.09%, 9/10/2020 (b)	1,955,000	1,955,000

New York City Water and Sewer System

Subseries 2016CC-1, Rev., 4.00%, 6/15/2021 (c)	20,000	20,597

Series 2011GG, Rev., 5.00%, 6/15/2021 (c)	65,000	67,449

Series 2018FF, Rev., 5.00%, 6/15/2021 (c)	25,000	25,942

Series 2012EE, Rev., 4.00%, 6/15/2023	50,000	53,444

Series 2019DD-2, Rev., 5.00%, 6/15/2024	35,000	38,863

New York State Dormitory Authority

Series 2012A, Rev., 3.00%, 12/15/2020	25,000	25,201

Series 2012A, Rev., 5.00%, 12/15/2020	65,000	65,896

Series 2016D, Rev., 4.00%, 2/15/2021	25,000	25,431

Series 2017A, Rev., 5.00%, 2/15/2021	90,000	91,958

Series 2012A, Rev., 2.25%, 7/1/2021	225,000	228,902

Series 2017F, Rev., 5.00%, 10/1/2021	750,000	789,172

Series 2012A, Rev., 5.00%, 12/15/2021	50,000	53,088

Series 2016A, Rev., 5.00%, 7/1/2022	35,000	38,122

Series 2011A, Rev., 5.00%, 10/1/2022	50,000	51,397

Series 2016D, Rev., 5.00%, 2/15/2023	40,000	44,606

Series 2017B, Rev., 5.00%, 2/15/2023	330,000	368,000

Series 1990B, Rev., 5.00%, 7/1/2023	55,000	55,214

Series 2012E, Rev., 5.00%, 2/15/2024	400,000	427,076

Series 2019D, Rev., 5.00%, 2/15/2024	40,000	46,383

Series 2013A, Rev., 5.00%, 3/15/2024	340,000	381,177

Series 2016A, Rev., 5.00%, 3/15/2024	50,000	58,146

Series 2018A, Rev., 5.00%, 3/15/2024	525,000	610,738

SEE NOTES TO FINANCIAL STATEMENTS.

192	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New York — continued

New York State Dormitory Authority, Columbia University

Series 2012A, Rev., 5.00%, 10/1/2020	45,000	45,175

Series 2015B, Rev., 5.00%, 10/1/2020	75,000	75,293

Series 2012A, Rev., 5.00%, 10/1/2021	25,000	26,306

New York State Dormitory Authority, School Districts Financing Program Series 2016E, Rev., 5.00%, 10/1/2020	300,000	301,164

New York State Dormitory Authority, State Personal Income Tax, General Purpose

Series 2014A, Rev., 5.00%, 2/15/2021	70,000	71,523

Series 2015B, Rev., 5.00%, 2/15/2021	35,000	35,765

Series 2012B, Rev., 5.00%, 3/15/2021	20,000	20,515

New York State Environmental Facilities Corp.

Series 2007A, Rev., 5.25%, 12/15/2020	25,000	25,362

Series 2012A, Rev., 3.00%, 6/15/2021	25,000	25,564

Series 2016B, Rev., 4.00%, 8/15/2021	25,000	25,921

New York State Thruway Authority

Series 2012A, Rev., 5.00%, 3/15/2021	25,000	25,644

Series 2013A, Rev., 5.00%, 3/15/2021	35,000	35,902

New York State Thruway Authority Highway & Bridge Trust Fund Series 2011A-1, Rev., 5.00%, 4/1/2021	50,000	51,400

New York State Thruway Authority, Transportation, State Personal Income Tax

Series 2010A, Rev., 3.63%, 9/15/2020	100,000	100,124

Series 2010A, Rev., 5.00%, 9/15/2020	130,000	130,226

Series 2010A, Class A, Rev., 5.00%, 9/15/2020	250,000	250,435

New York State Urban Development Corp.

Series 2013D, Rev., 5.00%, 3/15/2021	25,000	25,644

Series 2011A, Rev., 4.00%, 3/15/2024	250,000	254,760

Series 2014A, Rev., 5.00%, 3/15/2024	25,000	29,054

New York State Urban Development Corp., State Personal Income Tax, General Purpose Series 2016A, Rev., 5.00%, 3/15/2021	45,000	46,159

New York State Urban Development Corp., State Personal Income Tax, State Facilities and Equipment Series A-2, Rev., NATL-RE, 5.50%, 3/15/2021	45,000	46,280

Newburgh City School District GO, 5.00%, 9/1/2020	25,000	25,000

Niskayuna Central School District GO, 4.00%, 4/15/2021	115,000	117,754

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New York — continued

North Salem Central School District GO, BAN, 1.50%, 6/25/2021	2,250,000	2,263,163

Northport-East Northport Union Free School District Series 2013A, GO, 4.00%, 4/1/2021	20,000	20,449

Owego Apalachin Central School District GO, RAN, 1.00%, 6/25/2021	500,000	500,910

Oyster Bay-East Norwich Central School District GO, 5.00%, 9/15/2020	140,000	140,246

Peekskill City School District GO, BAN, 2.00%, 6/29/2021	500,000	506,355

Port Authority of New York and New Jersey, Consolidated Series 179, Rev., 5.00%, 12/1/2020	100,000	101,158

Ramapo Central School District GO, 5.00%, 10/15/2020	20,000	20,117

Roslyn Union Free School District GO, BAN, 2.00%, 9/3/2021	1,174,407	1,193,374

Sachem Central School District

GO, 5.00%, 10/15/2020	100,000	100,583

GO, 5.00%, 8/15/2021	20,000	20,927

Sales Tax Asset Receivable Corp.

Series 2015A, Rev., 5.00%, 10/15/2020	130,000	130,744

Series 2015A, Rev., 4.00%, 10/15/2021	25,000	26,079

Series 2015A, Rev., 5.00%, 10/15/2021	25,000	26,358

Sales Tax Asset Receivable Corp., Fiscal Year 2015 Series 2015A, Rev., 5.00%, 10/15/2022	20,000	22,049

Shenendehowa Central School District

Series 2011B, GO, 4.00%, 1/15/2021	60,000	60,857

Smithtown Central School District GO, 5.00%, 10/15/2020	80,000	80,466

South Country Central School District at Brookhaven GO, 5.00%, 10/15/2020	35,000	35,204

Town of Amherst Series 2019A, GO, BAN, 1.75%, 11/6/2020	140,000	140,197

Town of Brookhaven Series 2013B, GO, 2.00%, 1/15/2021	100,000	100,690

Town of Cornwall

GO, BAN, 1.25%, 7/23/2021	2,100,000	2,111,214

GO, 3.50%, 3/1/2023	40,000	40,103

Town of Erwin GO, 4.00%, 9/15/2020	15,000	15,021

Town of Islip Series 2016B, GO, 4.00%, 10/15/2020	75,000	75,347

Town of Oyster Bay

GO, 2.00%, 11/1/2021	420,000	426,947

GO, 4.00%, 11/1/2022	410,000	439,762

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	193

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New York — continued

Triborough Bridge and Tunnel Authority Series 1999-B, Rev., 5.50%, 1/1/2022 (c)	20,000	21,336

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels Series 2013A, Rev., 4.00%, 11/15/2020	300,000	302,193

Troy Capital Resource Corp., Rensselaer Polytechnic Institute Project

Series 2010A, Rev., 5.00%, 9/1/2020	115,000	115,000

Series 2010A, Rev., 5.13%, 9/1/2020	425,000	425,000

Village of Lake Success GO, BAN, 1.50%, 6/18/2021	1,029,313	1,034,861

Wantagh Union Free School District Series 2013A, GO, 4.00%, 9/1/2020	20,000	20,000

West Islip Fire District GO, BAN, 2.00%, 7/9/2021	3,590,000	3,628,808

Westchester Tobacco Asset Securitization Corp. Series B, Rev., 5.00%, 6/1/2021	260,000	267,857

Yorktown Central School District GO, 2.00%, 10/1/2022	110,000	113,818

Total New York		76,532,062

North Carolina — 0.8%

Appalachian State University Series A, Rev., 5.00%, 10/1/2022	40,000	43,717

Charlotte-Mecklenburg Hospital Authority (The) Series 2016A, Rev., 5.00%, 1/15/2025	290,000	342,690

City of Charlotte

Series 2015C, COP, 5.00%, 12/1/2020	75,000	75,901

Series 2012A, GO, 5.00%, 7/1/2021	25,000	26,010

Series 2010A, COP, 5.00%, 10/1/2022	50,000	50,193

Series 2019A, COP, 5.00%, 6/1/2024	50,000	58,287

City of Greensboro Rev., 5.00%, 6/1/2021	25,000	25,909

City of Raleigh Rev., 5.00%, 2/1/2024	50,000	58,001

County of Dare Series 2013A, Rev., 4.00%, 6/1/2022	25,000	26,670

County of Durham

GO, 5.00%, 10/1/2020	20,000	20,078

GO, 4.00%, 11/1/2021	25,000	26,125

County of Guilford

GO, 4.00%, 3/1/2021	25,000	25,481

Series 2017A, GO, 5.00%, 5/1/2022	40,000	43,229

County of Henderson Series 2018A, Rev., 4.00%, 6/1/2021	20,000	20,578

County of Iredell Rev., 5.00%, 12/1/2020	225,000	227,713

County of Johnston Series 2010B, GO, 4.00%, 2/1/2021	25,000	25,400

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

North Carolina — continued

County of Mecklenburg

Series 2016A, GO, 5.00%, 9/1/2020	25,000	25,000

Series 2015A, Rev., 5.00%, 10/1/2020	50,000	50,196

County of New Hanover, Limited Obligation Rev., 5.00%, 12/1/2020	30,000	30,359

County of Onslow GO, 4.00%, 12/1/2020	30,000	30,288

County of Wake Series 2016A, Rev., 5.00%, 12/1/2020	50,000	50,603

County of Wake, Limited Obligation Rev., 5.00%, 9/1/2020	100,000	100,000

Durham Capital Financing Corp. Rev., GTD, 5.00%, 6/1/2022 (c)	60,000	65,021

Durham Housing Authority Rev., 1.30%, 10/1/2020 (b)	150,000	150,117

Series 2012A, Rev., 5.00%, 12/1/2022 (c)	440,000	476,027

Fayetteville Metropolitan Housing Authority, Cross Creek Pointe Project Rev., 1.95%, 1/1/2021 (b)	200,000	200,982

North Carolina Eastern Municipal Power Agency Series 2010A, Rev., 5.00%, 1/1/2021 (c)	25,000	25,383

North Carolina Housing Finance Agency, Catawba Pines Apartments Rev., VRDO, 2.00%, 9/1/2020 (b)	500,000	500,000

North Carolina Medical Care Commission, Health Care Facilities, Wake Forest Baptist Obligated Group Series 2012B, Rev., 5.00%, 12/1/2020	250,000	252,685

North Carolina Medical Care Commission, Wake Forest Baptist Obligated Group Series 2019B, Rev., 2.20%, 12/1/2022 (b)	90,000	91,271

North Carolina Turnpike Authority Rev., 3.00%, 7/1/2022	60,000	61,186

Orange County Public Facilities Co. Rev., 4.00%, 10/1/2020	25,000	25,078

State of North Carolina

Series 2011B, Rev., 5.00%, 11/1/2020	25,000	25,200

Series 2014C, Rev., 5.00%, 5/1/2021	50,000	51,616

Series 2014B, Rev., 5.00%, 6/1/2021	40,000	41,454

Series 2015A, GO, 5.00%, 6/1/2022	25,000	27,119

University of North Carolina System

Rev., 5.00%, 2/1/2023	185,000	202,673

Rev., 5.00%, 2/1/2024	150,000	169,672

Rev., 5.00%, 2/1/2025	295,000	344,056

University of North Carolina, University Hospital at Chapel Hill Series 2009-A, Rev., VRDO, LIQ: TD Bank NA, 0.07%, 9/10/2020 (b)	525,000	525,000

Total North Carolina		4,616,968

SEE NOTES TO FINANCIAL STATEMENTS.

194	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

North Dakota — 0.3%

City of Bismarck Rev., 5.00%, 5/1/2021	200,000	206,366

City of Fargo Series 2015B, GO, 5.00%, 5/1/2021	50,000	51,591

City of Fargo, NSDU Development Foundation Project Series 2012A, Rev., 3.00%, 12/1/2021	50,000	51,034

North Dakota Housing Finance Agency, Housing Finance Program, Home Mortgage Series C, Rev., 1.75%, 7/1/2021	900,000	907,956

North Dakota Public Finance Authority

Series 2011A, Rev., 5.00%, 10/1/2020	30,000	30,116

Series A, Rev., 1.75%, 11/1/2023	430,000	440,531

Total North Dakota		1,687,594

Ohio — 8.4%

American Municipal Power, Inc.

Series 2010D, Rev., 5.00%, 2/15/2021	100,000	102,153

Rev., BAN, 2.25%, 3/4/2021	165,000	166,599

American Municipal Power, Inc., Combined Hydroelectric Projects Series 2016A, Rev., 5.00%, 2/15/2022	260,000	277,662

American Municipal Power, Inc., Electric System Improvement, Village of Jackson Center Project Rev., BAN, 1.50%, 8/12/2021	645,000	651,702

American Municipal Power, Inc., Village of Carey Project Rev., BAN, 2.25%, 12/3/2020	765,000	768,764

American Municipal Power, Inc., Village of Genoa Project Rev., BAN, 2.25%, 12/10/2020	615,000	618,278

American Municipal Power, Inc., Village of Woodsfield Project Rev., BAN, 2.25%, 1/22/2021	220,000	221,679

Bellbrook-Sugarcreek Local School District

GO, 4.00%, 12/1/2020	35,000	35,332

GO, 4.00%, 12/1/2021	30,000	31,431

Bowling Green State University, General Receipts Series 2016A, Rev., 5.00%, 6/1/2022	100,000	107,435

Central Ohio Solid Waste Authority GO, 5.00%, 12/1/2023	45,000	51,890

City of Akron

Rev., 4.00%, 12/1/2020	50,000	50,473

Series 2012A, Rev., 4.00%, 12/1/2020	25,000	25,236

Series 2012A, Rev., 5.00%, 12/1/2021	30,000	31,801

Rev., 5.00%, 12/1/2022	35,000	38,656

Series 2012A, Rev., 5.00%, 12/1/2022	25,000	27,033

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Ohio — continued

City of Akron, Income Tax

Rev., 2.00%, 12/1/2020	25,000	25,113

Series 2012A, Rev., 5.00%, 12/1/2020	100,000	101,193

City of Avon GO, 2.00%, 12/1/2021	100,000	102,178

City of Avon Lake GO, 5.00%, 12/1/2020	140,000	141,628

City of Cincinnati Series 2016A, GO, 4.00%, 12/1/2020	50,000	50,477

City of Cincinnati, Water System Series 2011A, Rev., 5.00%, 12/1/2020	25,000	25,300

City of Cleveland, Airport System Series 2016A, Rev., AGM, 5.00%, 1/1/2021	85,000	86,147

City of Columbus Series 2012-1, GO, 3.00%, 7/1/2021	25,000	25,591

City of Reynoldsburg GO, 5.00%, 12/1/2020	60,000	60,705

City of Toledo, Various Purpose GO, AGM, 4.00%, 12/1/2020	100,000	100,903

City of Whitehall Rev., 2.25%, 12/9/2020	1,115,000	1,120,720

Cleveland-Cuyahoga County Port Authority

Rev., 3.50%, 10/1/2020	100,000	100,265

Rev., 5.00%, 10/1/2020	420,000	421,260

Cleveland-Cuyahoga County Port Authority, The Cleveland Museum Art Project

Rev., 5.00%, 10/1/2020	360,000	361,350

Rev., 5.00%, 10/1/2020	30,000	30,117

Coldwater Exempted Village School District GO, 3.00%, 12/1/2023	380,000	408,500

Columbus City School District GO, 4.00%, 12/1/2020	25,000	25,237

County of Allen Series 2010B, Rev., 4.75%, 9/1/2020 (c)	110,000	110,000

County of Allen OH Hospital Facilities Series 2017A, Rev., 5.00%, 8/1/2024	300,000	351,471

County of Allen, Catholic Healthcare Partners Series 2012A, Rev., 5.00%, 5/1/2021	210,000	216,325

County of Allen, Hospital Facilities, Catholic Healthcare Partners Series B, Rev., 4.13%, 9/1/2020	100,000	100,000

County of Allen, Hospital Facilities, Mercy Health Series 2017A, Rev., 5.00%, 8/1/2021	540,000	562,383

County of Butler Rev., 5.50%, 11/1/2020 (c)	150,000	151,303

County of Cuyahoga

Series A, GO, 5.00%, 12/1/2020	50,000	50,601

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	195

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Ohio — continued

Series A, GO, 4.00%, 12/1/2024	25,000	25,231

County of Franklin, Nationwide Children’s Hospital Project

Series 2012A, Rev., 3.00%, 11/1/2020	35,000	35,146

Series 2012A, Rev., 5.00%, 11/1/2022	40,000	42,925

County of Hamilton Series 2014A, Rev., 5.00%, 12/1/2020	170,000	172,042

County of Hamilton, Healthcare Facilities, Christ Hospital Project Rev., 5.00%, 6/1/2021	170,000	175,372

County of Montgomery Series 2008D-2, Rev., 5.45%, 11/13/2023 (c)	120,000	139,273

County of Summit, Various Purpose Series 2002R, GO, NATL-RE, 5.50%, 12/1/2020	25,000	25,331

Cuyahoga Metropolitan Housing Authority, Riverside Park Phase II Project Series 2019, Rev., 2.00%, 4/1/2021 (b)	2,370,000	2,391,140

Franklin County Convention Facilities Authority

Rev., 5.00%, 12/1/2023	50,000	57,044

Rev., 5.00%, 12/1/2024	75,000	88,457

Huber Heights City School District GO, 5.00%, 12/1/2020	30,000	30,356

Johnstown-Monroe Local School District GO, Zero Coupon, 12/1/2021	200,000	199,246

Lake Local School District GO, 4.00%, 12/1/2020	25,000	25,235

Lakota Local School District/Butler County GO, 5.00%, 12/1/2020	30,000	30,359

Lancaster Port Authority, Gas Supply

Series 2019A, Rev., LIQ: Royal Bank of Canada, 5.00%, 8/1/2021	300,000	312,546

Series 2019A, Rev., LIQ: Royal Bank of Canada, 5.00%, 2/1/2022	190,000	202,185

Lebanon City School District, School Facilities Construction and Improvement, Unlimited Tax GO, 3.00%, 12/1/2020	300,000	302,121

Lucas-Plaza Housing Development Corp. Rev., FHA, Zero Coupon, 6/1/2024 (c)	710,000	695,275

Miami University, A State University of Ohio Rev., 5.00%, 9/1/2020	30,000	30,000

North Royalton City School District GO, 4.00%, 12/1/2020	75,000	75,712

Ohio Higher Educational Facility Commission, Case Western University Project Series 2012A, Rev., 5.00%, 12/1/2021	200,000	210,658

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Ohio — continued

Ohio Higher Educational Facility Commission, Oberlin College 2017 Project Rev., 4.00%, 10/1/2020	100,000	100,290

Ohio Housing Finance Agency

Rev., 1.40%, 9/1/2020	6,280,000	6,280,000

Rev., 1.75%, 6/1/2021 (b)	470,000	475,334

Ohio Housing Finance Agency, Multi-Family Housing Wesley Tower Apartments Project Rev., 1.40%, 6/1/2021 (b)	10,500,000	10,574,340

Ohio Housing Finance Agency, Single Family Mortgage Series 1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/1/2020	75,000	75,564

Ohio State Building Authority Series 2011B, Rev., 5.00%, 10/1/2020	20,000	20,078

Ohio State Building Authority, Facilities Admin Bldg Series 2001A, Class A, Rev., AGM, 5.00%, 10/1/2020	100,000	100,391

Ohio State University (The), Multiyear Debt Issuance Program Rev., 5.00%, 12/1/2020	25,000	25,300

Ohio Turnpike & Infrastructure Commission Series 2013A-1, Rev., 5.00%, 2/15/2025	100,000	110,473

Ohio Water Development Authority Water Pollution Control Loan Fund Series 2014B, Rev., 5.00%, 12/1/2020	75,000	75,904

Ohio Water Development Authority, Water Pollution Control Loan Fund Rev., 5.25%, 12/1/2020	340,000	344,308

Perrysburg Exempted Village School District GO, 5.00%, 12/1/2023	30,000	34,373

Port of Greater Cincinnati Development Authority Rev., 5.00%, 12/1/2024	200,000	238,200

Reading Community City School District Series 2016A, GO, 3.00%, 11/1/2020	25,000	25,111

RiverSouth Authority Series 2012A, Rev., 4.00%, 12/1/2020	275,000	277,624

State of Ohio

Series 2011A, GO, 5.00%, 9/1/2020 (c)	20,000	20,000

Series 2011A, GO, 5.00%, 9/1/2020	30,000	30,000

Series 2010C, GO, 2.50%, 9/15/2020	100,000	100,086

Series 2011A, GO, 5.00%, 9/15/2020 (c)	25,000	25,044

Series 2016A, Rev., 4.00%, 10/1/2020	180,000	180,553

Series 2016D, Rev., 4.00%, 10/1/2020	85,000	85,261

Series 2013A, Rev., 5.00%, 10/1/2020	25,000	25,097

Series 2012-1, Rev., 5.00%, 12/15/2020	210,000	212,887

SEE NOTES TO FINANCIAL STATEMENTS.

196	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Ohio — continued

Series 2018-1, Rev., 5.00%, 12/15/2020	230,000	233,163

Series 2015A, Rev., 5.00%, 2/1/2021	125,000	127,481

Series 2018A, GO, 5.00%, 2/1/2021	25,000	25,502

Series 2018A, GO, 2.00%, 3/1/2021	50,000	50,462

Series 2014A, COP, 5.00%, 9/1/2021	30,000	31,434

COP, 4.00%, 3/1/2022	30,000	31,699

Series 2016A, Rev., 5.00%, 6/1/2022	25,000	27,087

Series 2013A, GO, 5.00%, 9/15/2022	75,000	82,376

Series 2016A, Rev., 5.00%, 6/1/2023	30,000	33,902

Series 2016A, Rev., 5.00%, 10/1/2023	30,000	34,364

Series 2016-1, Rev., 5.00%, 12/15/2023	25,000	28,873

Series 2018-1, Rev., 5.00%, 12/15/2023	35,000	40,422

Series 2015A, Rev., 5.00%, 2/1/2024	170,000	197,013

Series 2014A, GO, 4.00%, 5/1/2024	50,000	56,865

Series 2012-1, Rev., 5.00%, 12/15/2024	55,000	59,591

State of Ohio Department of Administration COP, 5.00%, 9/1/2023	100,000	114,162

State of Ohio, Capital Facilities Lease-Appropriation Series 2013B, Rev., 5.00%, 4/1/2021 (c)	25,000	25,702

State of Ohio, Capital Facilities, Adult Correctional Building Fund Projects Series 2015B, Rev., 5.00%, 10/1/2020	105,000	105,406

State of Ohio, Cleveland Clinic Health System Series 2017A, Rev., 5.00%, 1/1/2021	250,000	253,860

State of Ohio, Common Schools Series 2009C, GO, 5.00%, 9/15/2020	30,000	30,053

State of Ohio, Department of Administrative Services, Certificates of Participation Multi-Agencey Radio Communication System Project

COP, 5.00%, 9/1/2020	165,000	165,000

COP, 5.00%, 9/1/2021	150,000	157,170

State of Ohio, Department of Administrative Services, Certificates of Participation, Enterprise Data Center Solutions Project COP, 5.00%, 9/1/2021	50,000	52,390

State of Ohio, Infrastructure Improvement Bonds Series 2015A, GO, 5.00%, 9/1/2020 (c)	50,000	50,000

State of Ohio, University Hospitals Health System, Inc. Series B, Rev., VRDO, 0.45%, 9/1/2020 (b)	5,500,000	5,500,000

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Ohio — continued

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2703, GO, VRDO, LIQ: Citibank NA, 0.29%, 9/10/2020 (b) (f)	4,000,000	4,000,000

Series C, Rev., VRDO, LIQ: Citibank NA, 0.29%, 9/10/2020 (b) (f)	4,000,000	4,000,000

Township of Symmes, Hamilton County Parkland Acquisition and Improvement Limited Tax GO, 3.80%, 12/1/2020 (c)	35,000	35,314

University of Akron (The)

Series 2019A, Rev., 4.00%, 1/1/2021	325,000	328,640

Series 2015A, Rev., 5.00%, 1/1/2021	175,000	177,538

Village of Bluffton, Ohio Hospital Facilities, Blanchard Valley Health System Rev., 5.00%, 12/1/2021	185,000	194,979

Westlake City School District GO, 4.00%, 12/1/2022	30,000	31,369

Total Ohio		48,918,580

Oklahoma — 0.5%

Canadian County Independent School District No. 69 Mustang

GO, 3.00%, 4/1/2022	20,000	20,864

GO, 2.00%, 6/1/2023	45,000	46,995

City of Oklahoma City GO, 5.00%, 3/1/2021	25,000	25,602

McClain County Economic Development Authority Rev., 4.00%, 9/1/2022	265,000	283,081

Oklahoma County Independent School District No. 12, Edmond School District GO, 3.00%, 3/1/2021	65,000	65,901

Oklahoma County Independent School District No. 52 Midwest City-Del City Series 2018B, GO, 3.00%, 7/1/2021	50,000	51,140

Oklahoma Department of Transportation

Series 2018A, Rev., GAN, 5.00%, 9/1/2020	50,000	50,000

Series 2018A, Rev., GAN, 5.00%, 9/1/2022	20,000	21,887

Oklahoma Development Finance Authority

Rev., 3.00%, 4/1/2021	190,000	192,582

Series 2020A, Rev., 4.00%, 6/1/2021	220,000	226,070

Series 2013A, Rev., 3.00%, 6/1/2022	25,000	26,171

Series 2014A, Rev., 3.00%, 6/1/2022	25,000	26,171

Series 2020A, Rev., 4.00%, 6/1/2022	250,000	266,060

Series 2020A, Rev., 4.00%, 6/1/2023	260,000	283,855

Series 2020A, Rev., 4.00%, 6/1/2024	445,000	499,975

Oklahoma Housing Finance Agency Rev., 1.60%, 1/1/2022 (b)	75,000	75,778

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	197

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Oklahoma — continued

Oklahoma Housing Finance Agency, Sooner Haven Apartments Rev., 2.37%, 10/1/2020 (b)	170,000	170,279

Oklahoma Water Resources Board Rev., 5.00%, 4/1/2021	50,000	51,406

Tulsa County Independent School District No. 5, Jenks Public Schools GO, 4.00%, 6/1/2021	50,000	51,410

Tulsa County Industrial Authority Rev., 3.00%, 9/1/2020	100,000	100,000

Tulsa Metropolitan Utility Authority Series 2016C, Rev., 5.00%, 10/1/2020	100,000	100,391

Tulsa Public Facilities Authority

Rev., 3.00%, 6/1/2023	110,000	117,102

Rev., 5.00%, 6/1/2024	100,000	116,171

University of Oklahoma (The) Series 2016A, Rev., 5.00%, 7/1/2023	250,000	279,635

Total Oklahoma		3,148,526

Oregon — 1.0%

City of Portland Series 2014A, Rev., 5.00%, 10/1/2020	30,000	30,117

City of Wilsonville GO, 4.00%, 6/1/2022	25,000	25,669

Hospital Facilities Authority of Multnomah County Oregon Rev., 5.00%, 3/1/2025 (b)	175,000	200,256

Metropolitan Wastewater Management Commission Rev., 5.00%, 11/1/2020	25,000	25,199

Oregon State Bond Bank Series 201A-1, Rev., 3.50%, 1/1/2022	25,000	25,277

Oregon State Department of Administrative Services, Oregon State Lottery

Series 2016-XF2290, Rev., VRDO, LIQ: Citibank NA, 0.30%, 9/10/2020 (b) (f)	4,000,000	4,000,000

Series A, Rev., 5.00%, 4/1/2021	25,000	25,703

State of Oregon

Series L, GO, 5.00%, 11/1/2020	25,000	25,199

Series N, GO, 5.00%, 12/1/2020	45,000	45,540

State of Oregon Housing & Community Services Department

Rev., 1.45%, 6/1/2022 (b)	240,000	245,148

Series 2020A, Rev., 0.88%, 1/1/2024	470,000	471,711

Series 2020A, Rev., 0.90%, 7/1/2024	630,000	632,860

State of Oregon, Article XI-N Seismic Projects, Tax-Exempt Series D, GO, 3.00%, 6/1/2021	25,000	25,532

Tri-County Metropolitan Transportation District of Oregon Series 2018A, Rev., 5.00%, 10/1/2020	220,000	220,843

Total Oregon		5,999,054

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pennsylvania — 1.6%

Borough of Columbia GO, 3.00%, 6/15/2022	50,000	52,219

Carlisle Area School District GO, 3.00%, 9/1/2024	25,000	27,581

Central Bradford Progress Authority, Guthrie Health Issue Rev., 4.00%, 12/1/2021	380,000	396,272

Chambersburg Area School District Series A, GO, 5.00%, 3/1/2021	25,000	25,586

City of Philadelphia, Airport System Series 2017A, Rev., 5.00%, 7/1/2021	100,000	103,707

County of Allegheny Series C-65, GO, 5.00%, 5/1/2021 (c)	25,000	25,802

County of Berks GO, 4.00%, 11/15/2021	25,000	25,195

County of Dauphin

GO, 4.00%, 11/15/2020	40,000	40,313

GO, 5.00%, 11/15/2021	45,000	47,621

County of Delaware GO, 5.00%, 10/1/2020	35,000	35,137

County of Lancaster

Series 2017C, GO, 4.00%, 11/1/2022	20,000	21,515

GO, 5.00%, 5/1/2023	25,000	28,034

County of Montgomery Series 2009C, GO, 5.00%, 12/15/2023	25,000	25,095

County of Northampton Series B, GO, 5.00%, 10/1/2020 (c)	20,000	20,078

County of Wayne GO, 4.00%, 11/15/2020	130,000	130,961

County of York

Series A, GO, 4.00%, 6/1/2022	35,000	37,280

GO, 4.00%, 12/1/2022	30,000	32,512

Series 2016A, GO, 3.00%, 12/1/2023	30,000	32,503

Derry Township School District Series 2015A, GO, 4.00%, 9/1/2020	25,000	25,000

Hamburg Area School District GO, 5.00%, 4/1/2023	20,000	22,387

Hollidaysburg Area School District GO, 4.00%, 3/15/2021	100,000	101,991

Ligonier Valley School District Series 2016A, GO, 5.00%, 3/1/2022	25,000	26,769

Manheim Township School District Series 2018B, GO, 2.00%, 2/1/2021	25,000	25,181

Methacton School District Series A, GO, 4.00%, 9/15/2020	10,000	10,014

Methacton School District, Montgomery County GO, 4.00%, 3/1/2022	25,000	26,396

Monroeville Finance Authority, Universirty of Pittsburg Medical Center Rev., 5.00%, 2/15/2021	100,000	102,055

SEE NOTES TO FINANCIAL STATEMENTS.

198	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Pennsylvania — continued

Montgomery County Industrial Development Authority, Waverly Heights Ltd. Project

Series 2019, Rev., 4.00%, 12/1/2021	100,000	102,462

Series 2019, Rev., 4.00%, 12/1/2022	100,000	104,214

Series 2019, Rev., 4.00%, 12/1/2023	125,000	132,292

North Penn School District Series 2019A, GO, 3.00%, 1/15/2025	30,000	33,356

Northampton County General Purpose Authority Rev., 5.00%, 10/1/2020	75,000	75,136

Northampton County General Purpose Authority, St. Luke’S University Health Network Project Series 2016A, Rev., 5.00%, 8/15/2022	95,000	102,793

Owen J Roberts School District Series 2016A, GO, 3.00%, 8/15/2021	25,000	25,654

Parkland School District GO, 4.00%, 4/15/2021	30,000	30,696

Pennsbury School District Series 2015B, GO, 4.00%, 2/1/2022	25,000	25,386

Pennsylvania Economic Development Financing Authority Series 2017A, Rev., 4.00%, 11/15/2020	80,000	80,576

Pennsylvania Economic Development Financing Authority, University Of Pittsburgh Medical Center

Series 2013A, Rev., 5.00%, 7/1/2021	100,000	103,767

Series 2017A, Rev., 4.00%, 11/15/2021	130,000	135,529

Pennsylvania Economic Development Financing Authority, Waste Management, Inc. Project Rev., 2.80%, 12/1/2021 (b)	130,000	133,977

Pennsylvania Higher Educational Facilities Authority

Series 2011A, Rev., 5.00%, 3/1/2021 (c)	50,000	51,190

Rev., 5.00%, 12/1/2023	25,000	28,626

Rev., 5.00%, 12/1/2024	70,000	83,110

Pennsylvania Higher Educational Facilities Authority, Saint Josephs University Series 2010A, Rev., 5.00%, 11/1/2020	230,000	231,773

Pennsylvania Higher Educational Facilities Authority, University Of Pennsylvania

Rev., 5.00%, 9/1/2020 (c)	50,000	50,000

Rev., 2.50%, 10/1/2020 (b) (c)	100,000	100,181

Pennsylvania Higher Educational Facilities Authority, University Of Pennsylvania Health System Rev., 5.00%, 8/15/2021	240,000	250,135

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pennsylvania — continued

Pennsylvania Housing Finance Agency Series 2019-130A, Rev., 1.40%, 4/1/2024	260,000	265,759

Pennsylvania State University (The) Series 2015B, Rev., 5.00%, 9/1/2022	50,000	54,739

Pennsylvania Turnpike Commission

Series 2nd, Rev., VRDO, LOC: TD Bank NA, 0.07%, 9/10/2020 (b)	4,095,000	4,095,000

Series 2010B-2, Rev., 6.00%, 12/1/2020 (c)	100,000	101,440

Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Series B, Rev., 5.00%, 12/1/2021 (c)	50,000	52,988

Pennsylvania Turnpike Commission, Motor Licensed Fund Series 2010B-2, Rev., 5.13%, 12/1/2020 (c)	100,000	101,229

Philadelphia Authority for Industrial Development Rev., VRDO, LOC: TD Bank NA, 0.08%, 9/10/2020 (b)	700,000	700,000

Saint Mary Hospital Authority, Health System Series 2012B, Rev., 5.00%, 11/15/2020	125,000	126,127

South Middleton School District Series 2016B, GO, 4.00%, 10/1/2020	50,000	50,152

Springfield School District/Delaware County GO, 4.00%, 9/1/2021	50,000	51,918

State Public School Building Authority Series 2014B, Rev., 5.00%, 9/1/2020	50,000	50,000

Susquehanna Township School District

GO, 4.00%, 5/15/2021	35,000	35,946

GO, 4.00%, 5/15/2022	130,000	138,485

Township of Dover GO, 3.00%, 9/1/2021	25,000	25,677

Township of Lower Paxton

GO, 4.00%, 4/1/2021	35,000	35,701

GO, 4.00%, 4/1/2024	30,000	33,549

Township of North Coventry GO, AGM, 2.00%, 11/15/2020	30,000	30,045

Township of Susquehanna GO, 3.00%, 10/1/2021	25,000	25,769

Trinity Area School District GO, AGM, 4.00%, 11/1/2020 (c)	30,000	30,187

Tuscarora School District/Franklin County GO, 2.00%, 4/1/2021	50,000	50,075

Union County Higher Educational Facilities Financing Authority Series 2013A, Rev., 5.00%, 4/1/2021	45,000	46,266

West Jefferson Hills School District GO, 3.00%, 8/1/2024	25,000	27,346

Total Pennsylvania		9,456,455

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	199

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Rhode Island — 1.5%

Rhode Island Commerce Corp., Department of Transportation Series 2016-A, Rev., GAN, 5.00%, 6/15/2022	335,000	361,458

Rhode Island Convention Center Authority Series 2015A, Rev., 5.00%, 5/15/2022	1,000,000	1,069,640

Rhode Island Health & Educational Building Corp.

Series 2016A, Rev., 5.00%, 5/15/2021	150,000	153,878

Series 2019A, Rev., 5.00%, 5/15/2021	25,000	25,817

Rhode Island Health and Educational Building Corp. Rev., 5.00%, 9/1/2021	50,000	52,385

Rhode Island Health and Educational Building Corp., Brown University Series A, Rev., 4.50%, 9/1/2021	25,000	26,068

Rhode Island Health and Educational Building Corp., Bryant University Rev., VRDO, LOC: TD Bank NA, 0.11%, 9/10/2020 (b)	6,510,000	6,510,000

Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund

Series 2010A, Rev., 4.00%, 10/1/2020	30,000	30,093

Series 2014A, Rev., 4.00%, 10/1/2020	45,000	45,139

State of Rhode Island

Series 2010A, GO, 5.00%, 10/1/2020	100,000	100,391

Series 2012A, GO, 5.00%, 8/1/2022	25,000	27,311

State of Rhode Island and Providence Plantations Lease Participation Certificates, Central Power Plant Project Series E, COP, 5.00%, 10/1/2020	20,000	20,075

State of Rhode Island and Providence Plantations Lease Participation Certificates, Pastore Center Energy Conservation Project Series A, COP, 5.00%, 11/1/2020	435,000	438,315

Town of North Kingstown Series 2015A, GO, 5.00%, 7/15/2021	45,000	46,895

Total Rhode Island		8,907,465

South Carolina — 0.4%

Beaufort County School District Series 2018B, GO, SCSDE, 5.00%, 3/1/2021	50,000	51,205

Charleston Educational Excellence Finance Corp., Installment Purchase Rev., 5.00%, 12/1/2020	100,000	101,188

Clemson University Rev., 5.00%, 5/1/2023	30,000	33,591

County of Charleston Rev., 5.00%, 12/1/2020	100,000	101,201

County of Florence, McLeod Medical Center Project Rev., 5.00%, 11/1/2022	245,000	267,432

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

South Carolina — continued

Fort Mill School District No. 4

Series 2013B, GO, SCSDE, 5.00%, 3/1/2021	35,000	35,840

Series 2016D, GO, SCSDE, 5.00%, 3/1/2021	30,000	30,720

Greenville County School District

Rev., 5.00%, 12/1/2020	30,000	30,359

Rev., 5.00%, 12/1/2021	75,000	79,511

Rev., 5.00%, 12/1/2022	25,000	27,612

Horry County School District GO, SCSDE, 5.00%, 3/1/2021	50,000	51,200

Lexington County Health Services District, Inc. Rev., 5.00%, 11/1/2022	200,000	218,992

Lexington County School District No. 1 Series 2019B, GO, SCSDE, 5.00%, 2/1/2021	30,000	30,599

Piedmont Municipal Power Agency

Series 2010A-5, Rev., 5.00%, 1/1/2022	200,000	203,002

Series 2017B, Rev., 5.00%, 1/1/2024	100,000	114,045

South Carolina Jobs-Economic Development Authority, Hospital Refunding and Improvement, Mcleod Health Projects Rev., 5.00%, 11/1/2022	165,000	180,107

State of South Carolina, Highway Series A, GO, 5.00%, 10/1/2020	25,000	25,098

Town of Summerville Series 2015B, Rev., 5.00%, 10/1/2023	300,000	337,614

University of South Carolina

Series 2017A, Rev., 5.00%, 5/1/2021	50,000	51,540

Rev., 5.00%, 5/1/2024	25,000	26,838

Rev., 5.00%, 5/1/2025	20,000	24,024

Total South Carolina		2,021,718

South Dakota — 0.3%

City of Sioux Falls, Sales Tax Series 2012A, Rev., 4.00%, 11/15/2021	130,000	135,948

Rapid City Area School District No. 51-4/SD, Go Limited Tax Capital Outlay Refunding Certificate GO, 4.00%, 8/1/2023	630,000	693,680

South Dakota Board of Regents, Housing and Auxiliary Facility System Series 2013A, Rev., 5.00%, 4/1/2021	70,000	71,736

South Dakota Building Authority Series D, Rev., 4.50%, 9/1/2020	100,000	100,000

South Dakota Health and Educational Facilities Authority, Hospitals & Health System Rev., 5.00%, 11/1/2020	350,000	352,552

SEE NOTES TO FINANCIAL STATEMENTS.

200	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

South Dakota — continued

South Dakota Housing Development Authority Series B, Rev., 2.70%, 11/1/2021	20,000	20,500

South Dakota State Building Authority

Series 2011A, Rev., 5.00%, 9/1/2021	60,000	62,874

Series 2019A, Rev., 4.00%, 6/1/2024	30,000	34,101

Series 2014D, Rev., 5.00%, 9/1/2024	25,000	29,627

Total South Dakota		1,501,018

Tennessee — 0.3%

Chattanooga Health Educational and Housing Facility Board, Catholic Health Initiatives Series 2013A, Rev., 5.25%, 1/1/2023 (c)	545,000	605,980

City of Chattanooga Series A, Rev., 5.00%, 9/1/2020	45,000	45,000

City of Memphis Rev., 5.00%, 10/1/2020	20,000	20,078

City of Memphis, Improvement Series 2014A, GO, 4.00%, 11/1/2020	25,000	25,158

City of Morristown GO, 4.00%, 10/1/2024	100,000	103,899

City of Springfield GO, AGM, 4.00%, 9/1/2020	25,000	25,000

Columbia Housing & Redevelopment Corp. Rev., 2.40%, 9/1/2021 (b)	100,000	101,986

County of Bradley GO, 5.00%, 6/1/2021	20,000	20,724

County of Robertson GO, 5.00%, 5/1/2021	75,000	77,413

County of Shelby Series 2015A, GO, 5.00%, 4/1/2021	25,000	25,703

County of Williamson GO, 4.00%, 4/1/2021	30,000	30,670

Harpeth Valley Utilities District of Davidson & Williamson Counties Rev., 3.00%, 9/1/2020	25,000	25,000

Highlands Residential Services, Walnut Village Project Series 2019, Rev., GNMA COLL, 1.80%, 4/1/2021 (b)	50,000	50,388

Metropolitan Government Nashville & Davidson County Health and Educational Facilities Board, Multifamily Housing, Trevecca Towers I/East Project Rev., 2.00%, 1/1/2021 (b)	500,000	502,530

Metropolitan Government of Nashville & Davidson County

Series 2015A, Rev., 5.00%, 5/15/2021	45,000	46,532

GO, 5.00%, 7/1/2022	25,000	27,211

Pigeon Forge Industrial Development Board Rev., 5.00%, 6/1/2022	50,000	51,610

Rutherford County Health and Educational Facilities Board Rev., 2.50%, 11/1/2020 (b)	75,000	75,263

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Tennessee — continued

State of Tennessee Series A, GO, 5.00%, 9/1/2020	30,000	30,000

Tennergy Corp. Series 2019A, Rev., LIQ: Royal Bank of Canada, 5.00%, 10/1/2024 (b)	50,000	58,508

Total Tennessee		1,948,653

Texas — 5.6%

Alamo Community College District GO, 5.00%, 2/15/2022	25,000	25,539

Alamo Community College District, Financing System Senior lien Series 2012A, Rev., 5.00%, 11/1/2020	20,000	20,157

Alamo Regional Mobility Authority, Vehicle Registration Fee Senior Lien Rev., 5.00%, 6/15/2021	25,000	25,952

Aledo Independent School District GO, PSF-GTD, Zero Coupon, 2/15/2022	85,000	84,562

Amarillo College

GO, 3.00%, 2/15/2021	30,000	30,366

GO, 5.00%, 2/15/2021	35,000	35,744

Amarillo Independent School District GO, PSF-GTD, 5.00%, 2/1/2021	45,000	45,899

Arlington Independent School District GO, PSF-GTD, 4.00%, 2/15/2021	30,000	30,520

Austin Community College District

Series 2016A, Rev., 4.00%, 2/1/2023	125,000	135,973

GO, 5.00%, 8/1/2023	30,000	31,288

Austin Community College District Public Facility Corp. Rev., 4.00%, 8/1/2022 (c)	25,000	26,784

Austin Community College District, Combined Fee Series 2014A, Rev., 5.00%, 2/1/2021	45,000	45,893

Barbers Hill Independent School District GO, 5.00%, 2/15/2021	30,000	30,658

Bastrop Independent School District Series 2013A, GO, PSF-GTD, 3.00%, 2/15/2023	205,000	213,087

Bexar County Hospital District

GO, 5.00%, 2/15/2021	40,000	40,872

GO, 5.00%, 2/15/2022	25,000	26,744

GO, 5.00%, 2/15/2023	200,000	223,024

Boerne Public Facilities Corp. Rev., 2.75%, 11/1/2021 (b)	100,000	102,794

Brazos River Authority Rev., 5.00%, 9/1/2020	25,000	25,000

Brazosport Independent School District Series 2012A, GO, PSF-GTD, 3.00%, 2/15/2021	55,000	55,704

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	201

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Texas — continued

Buna Independent School District, School Building GO, PSF-GTD, 2.25%, 8/15/2023	120,000	123,595

Capital Area Housing Finance Corp., Mission Trail at El Camino Real Apartments Rev., 2.10%, 9/1/2022 (b)	125,000	126,693

Central Texas Turnpike System Series C, Rev., 5.00%, 8/15/2022	150,000	160,908

City of Abilene GO, 5.00%, 2/15/2024	25,000	28,960

City of Austin

Series 2015A, Rev., 3.00%, 11/15/2020	40,000	40,232

Rev., 5.00%, 11/15/2024	50,000	52,836

City of Baytown GO, 4.50%, 2/1/2021	100,000	101,757

City of Beaumont Rev., 5.00%, 9/1/2020	125,000	125,000

City of Brownsville GO, 4.00%, 2/15/2022	265,000	279,363

City of Bryan GO, 3.00%, 8/15/2022	25,000	26,248

City of Cedar Hill GO, 5.00%, 2/15/2021	40,000	40,868

City of Cedar Park GO, 5.00%, 2/15/2021	80,000	81,730

City of Celina GO, 2.00%, 9/1/2020	50,000	50,000

City of College Station GO, 3.00%, 2/15/2021	50,000	50,633

City of Dallas

Rev., 5.00%, 10/1/2020	25,000	25,098

GO, 5.00%, 2/15/2021	75,000	76,628

Rev., 5.00%, 10/1/2023	40,000	40,156

City of Dallas Housing Finance Corp. Rev., 1.50%, 4/1/2022 (b)	425,000	433,530

City of Dallas, Waterworks & Sewer System

Rev., 5.00%, 10/1/2020	25,000	25,098

Series 2020A, Rev., 5.00%, 10/1/2020	80,000	80,313

City of Deer Park GO, 3.00%, 3/15/2024	25,000	27,271

City of Del Rio

GO, AGM, 3.00%, 6/1/2021	50,000	51,034

City of Denton GO, 3.00%, 2/15/2021	25,000	25,320

City of Edinburg GO, 5.00%, 3/1/2022	20,000	21,416

City of El Paso

Series 2012A, Rev., 4.00%, 3/1/2021	25,000	25,478

GO, 5.00%, 8/15/2021	30,000	31,341

City of El Paso, Refunding and Improvement GO, 5.00%, 8/15/2021	25,000	26,117

City of Farmers Branch GO, 4.00%, 2/15/2025	35,000	40,554

City of Fort Worth Rev., 3.25%, 2/15/2025	25,000	25,314

City of Frisco

Series 2016A, GO, 4.00%, 2/15/2021	85,000	86,465

GO, 5.00%, 2/15/2021	25,000	25,544

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued

City of Garland Series 2016B, Rev., 5.00%, 3/1/2023	220,000	245,133

City of Grand Prairie, Combination Tax Series 2013A, GO, 5.00%, 2/15/2021	65,000	66,426

City of Houston

Series 2017B, Rev., 4.00%, 11/15/2020	95,000	95,737

Series 2017B, Rev., 4.00%, 11/15/2021	35,000	36,605

Series 2019B, Rev., 4.00%, 11/15/2021	25,000	26,147

Series 2016B, Rev., 5.00%, 11/15/2022	50,000	55,239

Series A, Rev., AGM, Zero Coupon, 12/1/2024	50,000	48,714

City of Houston, Airport System Subordinate Lien Rev., VRDO, LOC: Barclays Bank plc, 0.10%, 9/10/2020 (b)	3,490,000	3,490,000

City of Houston, Combined Utility System, First Lien Series 2014C, Rev., 5.00%, 5/15/2021	25,000	25,846

City of Hutto GO, 5.00%, 2/1/2021	110,000	112,169

City of Irving Rev., 5.00%, 8/15/2022	50,000	50,196

City of Lakeway GO, 4.00%, 2/1/2024	45,000	50,460

City of Laredo

GO, 5.00%, 2/15/2021	50,000	51,086

GO, 5.00%, 2/15/2024	25,000	28,755

City of Lewisville GO, 5.00%, 2/15/2021	30,000	30,658

City of Lubbock Series 2016A, GO, 4.00%, 2/15/2021	30,000	30,523

City of McKinney GO, 5.00%, 8/15/2021	25,000	26,154

City of Mesquite Rev., 3.00%, 3/1/2023	45,000	47,918

City of Mesquite, Refunding & Improvement, Waterworks and Sewer System Rev., 4.00%, 3/1/2021	25,000	25,441

City of Midlothian GO, 3.00%, 8/15/2024	25,000	27,450

City of Missouri City

Series 2018A, GO, 5.00%, 6/15/2022	20,000	21,699

GO, 5.00%, 6/15/2023	35,000	39,480

City of Paris GO, 4.50%, 12/15/2020	30,000	30,367

City of Pasadena Series 2012A, GO, 5.00%, 2/15/2024	55,000	55,209

City of Pearland GO, 4.00%, 3/1/2022	25,000	26,408

City of Sachse Series 2017A, GO, 4.00%, 2/15/2025	65,000	74,632

City of San Antonio

GO, 4.50%, 8/1/2021	25,000	25,986

Rev., 5.00%, 2/1/2023	50,000	54,581

City of San Antonio, Electric and Gas Systems Rev., 5.00%, 2/1/2021	20,000	20,400

City of San Marcos GO, 3.00%, 8/15/2021	25,000	25,652

SEE NOTES TO FINANCIAL STATEMENTS.

202	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Texas — continued

City of Sugar Land TX Waterworks & Sewer System Rev., 4.00%, 8/15/2022	20,000	21,468

City of Tyler Series 2015B, Rev., 2.75%, 9/1/2021	25,000	25,645

City of Victoria Rev., 5.00%, 12/1/2022	25,000	27,564

City of Waco GO, 5.00%, 2/1/2024	20,000	23,178

City of Wylie GO, 5.00%, 2/15/2021	25,000	25,549

Clear Lake City Water Authority

GO, 4.00%, 3/1/2021	125,000	126,962

GO, 4.00%, 3/1/2022	105,000	109,927

GO, 4.00%, 3/1/2023	145,000	156,720

Clifton Higher Education Finance Corp., Idea Public Schools Rev., 4.80%, 8/15/2021 (c)	155,000	161,646

Coastal Water Authority, City of Houston Projects Rev., 5.00%, 12/15/2020	20,000	20,278

Columbia-Brazoria Independent School District GO, PSF-GTD, 3.00%, 2/1/2025	200,000	220,720

Comal Independent School District

Series 2015A, GO, PSF-GTD, 5.00%, 2/1/2021	50,000	50,999

GO, PSF-GTD, 5.00%, 2/1/2025	25,000	30,042

Series B, GO, PSF-GTD, 5.00%, 2/1/2025	25,000	28,917

Conroe Independent School District, School Building Series 2012, GO, PSF-GTD, 5.00%, 2/15/2021 (c)	20,000	20,433

County of Bexar GO, 5.00%, 6/15/2024	45,000	52,923

County of Bexar, Certificates of Obligation Series B, GO, 5.00%, 6/15/2021	20,000	20,757

County of Brazos GO, 5.00%, 9/1/2020	70,000	70,000

County of Galveston GO, 5.00%, 2/1/2024	50,000	57,797

County of Harris

Series 2019A, GO, 5.00%, 10/1/2021	35,000	36,847

Series 2015B, Rev., 5.00%, 8/15/2022	55,000	60,041

Series 2010A, GO, 5.00%, 10/1/2023	50,000	50,191

Series 2010-A, GO, 5.00%, 10/1/2023	100,000	100,384

Series 2016A, Rev., 5.00%, 8/15/2024	35,000	41,288

Series 2007C, GO, 5.25%, 8/15/2024	280,000	334,871

Series 2010A, GO, 5.00%, 10/1/2024	30,000	30,114

County of Harris, Permanent Improvement

Series 2015A, GO, 5.00%, 10/1/2020	20,000	20,079

Series 2015B, GO, 5.00%, 10/1/2020	25,000	25,098

County of Hidalgo GO, 5.00%, 8/15/2021	45,000	47,077

County of Montgomery GO, 5.00%, 3/1/2021	25,000	25,596

County of Taylor GO, 5.00%, 2/15/2021	20,000	20,439

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued

GO, 5.00%, 2/15/2025	30,000	36,039

County of Travis Series 2019A, GO, 5.00%, 3/1/2021	30,000	30,723

County of Travis, Limited Tax GO, 5.00%, 3/1/2024	100,000	116,456

County of Williamson GO, 5.00%, 2/15/2021	35,000	35,768

Cypress-Fairbanks Independent School District

GO, PSF-GTD, 5.00%, 2/15/2021	25,000	25,546

GO, PSF-GTD, 4.00%, 2/15/2023	25,000	25,421

Dallas Area Rapid Transit Series 2014A, Rev., 5.00%, 12/1/2020	25,000	25,298

Dallas Area Rapid Transit, Senior Lien Rev., 4.00%, 12/1/2020	35,000	35,331

Dallas County Utility & Reclamation District GO, 5.00%, 2/15/2024	115,000	132,402

Dallas/Fort Worth International Airport

Series 2011C, Rev., 5.00%, 11/1/2020	825,000	831,386

Series 2012G, Rev., 5.00%, 11/1/2020	100,000	100,796

Series B, Rev., 5.00%, 11/1/2020	200,000	201,592

Series 2014E, Rev., 5.00%, 11/1/2021	100,000	105,480

Series F, Rev., 5.00%, 11/1/2024	250,000	284,852

Del Mar College District GO, 5.00%, 8/15/2023	30,000	31,366

Eanes Independent School District Series B, GO, 4.00%, 8/1/2021	20,000	20,697

El Paso Downtown Development Corp. Rev., 5.00%, 8/15/2021	250,000	257,882

Fort Bend County Water Control & Improvement District No. 2 GO, 4.00%, 9/1/2020	125,000	125,000

Harris County Cultural Education Facilities Finance Corp.

Series 2015-1, Rev., 5.00%, 10/1/2020	75,000	75,281

Series 2015-1, Rev., 5.00%, 10/1/2021	200,000	210,020

Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System Series 2013A, Rev., 5.00%, 12/1/2023	120,000	131,735

Harris County Municipal Utility District No. 180, Unlimited Tax GO, 4.45%, 9/1/2020	100,000	100,000

Harris County Municipal Utility District No. 468 GO, AGM, 2.00%, 9/1/2020	15,000	15,000

Harris County Toll Road Authority (The) Series A, Rev., 5.00%, 8/15/2021	20,000	20,911

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	203

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Texas — continued

Hays Consolidated Independent School District, School Building Series 2018B, GO, PSF-GTD, 2.70%, 8/15/2023 (b)	100,000	104,127

Hidalgo County Drain District No. 1, Improvement GO, 5.00%, 9/1/2022	100,000	109,499

Houston Community College System GO, 4.00%, 2/15/2023	50,000	50,810

Houston Independent School District

GO, 5.00%, 7/15/2021	25,000	26,053

GO, PSF-GTD, 5.00%, 2/15/2025	25,000	30,156

Houston Independent School District Public Facility Corp.

Series 1998A, Rev., AMBAC, Zero Coupon, 9/15/2020	40,000	39,995

Rev., 5.00%, 9/15/2020	130,000	130,227

Hudson Independent School District GO, PSF-GTD, 4.00%, 2/15/2022	200,000	210,840

Jefferson County Drain District No. 7, Maintenance Tax Notes Rev., 4.00%, 3/1/2022	100,000	105,694

Keller Independent School District, Unlimited Tax Series A, GO, PSF-GTD, 5.00%, 8/15/2021	20,000	20,919

Klein Independent School District

Series 2012B, GO, PSF-GTD, 4.00%, 2/1/2021	60,000	60,950

Series 2015A, GO, PSF-GTD, 5.00%, 8/1/2024	65,000	76,901

Las Varas Public Facility Corp., Wurzbach Manor Apartments Rev., 1.70%, 12/1/2020(b)	605,000	607,003

Lone Star College System

GO, 4.00%, 2/15/2021	30,000	30,523

Series B, GO, 5.00%, 2/15/2021	30,000	30,658

GO, 5.00%, 2/15/2024	40,000	42,762

Lower Colorado River Authority

Rev., 5.00%, 5/15/2023	250,000	280,418

Rev., 5.00%, 5/15/2024	225,000	261,818

Lower Colorado River Authority, LCRA Transmission Corporation Project

Rev., 5.00%, 5/15/2021	250,000	258,295

Series 2011A, Rev., 5.00%, 5/15/2021	140,000	144,645

Magnolia Independent School District

GO, PSF-GTD, 3.25%, 8/15/2021 (c)	40,000	41,157

GO, 5.00%, 8/15/2021	40,000	41,846

McLennan County Junior College District GO, 5.00%, 8/15/2021	20,000	20,919

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued

Metropolitan Transit Authority of Harris County, Sales and Use Tax Series 2016D, Rev., 5.00%, 11/1/2020	300,000	302,349

Midland College District GO, 5.00%, 2/15/2023	25,000	26,700

Mueller Local Government Corp., Tax Increment Contract 5.00%, 9/1/2020	150,000	150,000

Mustang Special Utility District

Series 2018A, Rev., 5.00%, 9/1/2021	45,000	47,151

Rev., 3.00%, 9/1/2022	25,000	26,415

North Central Texas Health Facility Development Corp. Rev., 5.00%, 8/15/2021	360,000	375,908

North Texas Municipal Water District

Rev., 5.00%, 9/1/2020	50,000	50,000

Rev., 5.00%, 6/1/2023	25,000	28,282

North Texas Municipal Water District Water System

Rev., 5.00%, 9/1/2020	50,000	50,000

Series 2019A, Rev., 3.00%, 9/1/2024	40,000	44,382

Rev., 5.00%, 9/1/2024	30,000	35,671

North Texas Tollway Authority Rev., 6.00%, 1/1/2021 (c)	310,000	315,958

Northside Independent School District

Series 2014A, GO, PSF-GTD, 5.00%, 2/15/2021	30,000	30,656

Series 2019A, GO, PSF-GTD, 5.00%, 8/15/2021	45,000	47,068

Rockwall Independent School District GO, PSF-GTD, Zero Coupon, 2/15/2025	25,000	24,170

Sam Rayburn Municipal Power Agency, Texas Power Supply System Rev., 5.00%, 10/1/2021	145,000	151,908

San Antonio Education Facilities Corp. Rev., 5.00%, 6/1/2023 (c)	50,000	56,454

San Antonio Housing Trust Finance Corp. Rev., FHA, 1.37%, 9/1/2021 (b)	40,000	40,416

San Antonio Public Facilities Corp. Rev., 5.00%, 9/15/2024	35,000	38,102

San Antonio Water System

Series 2013E, Rev., 5.00%, 5/15/2021	30,000	31,019

Series 2017A, Rev., 5.00%, 5/15/2021	20,000	20,680

Series 2016A, Rev., 5.00%, 5/15/2024	25,000	29,379

San Jacinto College District Series 2016C, GO, 5.00%, 2/15/2021	50,000	51,097

SEE NOTES TO FINANCIAL STATEMENTS.

204	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Texas — continued

State of Texas

Series 2011B, GO, VRDO, LIQ: State Street Bank & Trust, 0.14%, 9/10/2020 (b)	2,915,000	2,915,000

GO, 5.00%, 10/1/2020	80,000	80,315

Series 2014A, GO, 5.00%, 10/1/2020	50,000	50,197

Series 2011B, GO, 5.00%, 8/1/2022	40,000	41,779

State of Texas, Transportation Commission Highway Improvement Series 2012A, GO, 5.00%, 4/1/2021	35,000	35,993

State of Texas, Veterans

Series 2010C, GO, VRDO, LIQ: State Street Bank & Trust, 0.14%, 9/10/2020 (b)	3,660,000	3,660,000

Series 2015 A, GO, VRDO, LIQ: State Street Bank & Trust, 0.14%, 9/10/2020 (b)	3,925,000	3,925,000

Tarrant County Cultural Education Facilities Finance Corp., Cook Children’S Medical Center

Rev., 5.00%, 12/1/2020	100,000	101,137

Texas City Industrial Development Corp. Rev., 7.38%, 10/1/2020	300,000	301,671

Texas Department of Housing & Community Affairs, Crosby Plaza Apartments Rev., 1.17%, 2/1/2021 (b)	100,000	100,053

Texas Municipal Gas Acquisition and Supply Corp. Series 2006A, Rev., 5.25%, 12/15/2020	100,000	101,300

Texas Municipal Power Agency Rev., 5.00%, 9/1/2020	275,000	275,000

Texas State Technical College Rev., 5.00%, 10/15/2020	50,000	50,290

Texas State University System Series 2019A, Rev., 4.00%, 3/15/2021	50,000	51,021

Texas Tech University System Series 2012A, Rev., 5.00%, 8/15/2021 (c)	40,000	41,811

Texas Transportation Commission State Highway Fund Rev., 5.00%, 10/1/2023	40,000	45,778

Texas Transportation Commission, State Highway Fund Rev., 5.00%, 10/1/2020	135,000	135,528

Texas Water Development Board Series 2015A, Rev., 5.00%, 10/15/2020	255,000	256,479

Texas Woman’s University

Rev., 4.00%, 7/1/2021	100,000	103,126

Rev., 4.00%, 7/1/2022	25,000	25,743

Travis County Health Facilities Development Corp. Rev., 7.13%, 11/1/2020 (c)	355,000	358,923

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued

Trinity River Authority

Rev., 4.00%, 2/1/2021	35,000	35,545

Rev., 5.00%, 2/1/2025	40,000	47,815

Trinity River Authority Central Regional Wastewater System Rev., 5.00%, 8/1/2021	60,000	62,645

Trinity River Authority Denton Creek Wastewater Treatment System Rev., 5.00%, 2/1/2024	40,000	46,208

Tyler Independent School District GO, PSF-GTD, 5.00%, 2/15/2023 (c)	25,000	27,889

University of Houston

Series 2011A, Rev., 5.00%, 2/15/2021 (c)	30,000	30,643

Series 2017A, Rev., 5.00%, 2/15/2025	45,000	53,927

University of North Texas System

Series 2017A, Rev., 5.00%, 4/15/2021	25,000	25,734

Series 2018A, Rev., 5.00%, 4/15/2023	30,000	33,641

University of Texas System (The)

Series 2010B, Rev., 5.00%, 8/15/2021	25,000	26,156

Series 2012B, Rev., 5.00%, 8/15/2022 (c)	175,000	191,328

Upper Trinity Regional Water District Rev., 5.00%, 8/1/2022	320,000	348,230

Weatherford Independent School District GO, PSF-GTD, Zero Coupon, 2/15/2025	50,000	48,683

Weslaco Housing Opportunities Corp. Rev., 1.42%, 1/1/2022 (b)	460,000	465,212

Wylie Independent School District Series 2015C, GO, PSF-GTD, 6.75%, 8/15/2021	25,000	26,565

Total Texas		32,402,008

Utah — 0.5%

Alpine School District GO, 5.00%, 3/15/2021	25,000	25,647

Central Utah Water Conservancy District Series 2012B, Rev., 5.00%, 10/1/2020	20,000	20,078

City of Ogden City

Rev., 3.00%, 1/15/2022	270,000	280,522

City of South Jordan 4.00%, 11/1/2021	755,000	788,786

City of St. George

GO, 4.00%, 8/1/2023	75,000	75,233

Rev., AGM, 5.00%, 6/1/2024	150,000	175,473

County of Utah

Series 2016B, Rev., 5.00%, 5/15/2022	105,000	113,262

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	205

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Utah — continued

Series 2018B-1, Rev., 5.00%, 8/1/2022 (b)	250,000	268,165

County of Weber, Summit Mountain Assessment Area 5.00%, 1/15/2021	105,000	106,880

Magna Water District

GO, 5.00%, 6/1/2023	50,000	56,372

Ogden City School District Municipal Building Authority

Rev., 5.00%, 1/15/2022	125,000	133,023

Southern Utah University

Rev., 4.00%, 5/1/2022	50,000	52,999

State of Utah

GO, 5.00%, 7/1/2024	75,000	88,638

Utah Associated Municipal Power Systems, San Juan Project

Series 2011A, Rev., 5.50%, 6/1/2021	300,000	311,403

Utah Charter School Finance Authority

Series A, Rev., 5.00%, 4/15/2021	35,000	35,973

Series A, Rev., 5.00%, 4/15/2022	130,000	139,401

Series A, Rev., 5.00%, 4/15/2023	80,000	88,599

Total Utah		2,760,454

Vermont — 0.0% (g)

City of Burlington

Series 2018D, GO, 5.00%, 11/1/2020	65,000	65,503

Vermont Housing Finance Agency Series 2018A, Rev., AMT, 2.10%, 11/1/2020	100,000	100,268

Vermont Municipal Bond Bank Series 2019-2, Rev., 3.00%, 12/1/2020	30,000	30,212

Total Vermont		195,983

Virginia — 0.8%

Chesapeake Hospital Authority, Regional Medical Center Rev., 4.00%, 7/1/2021	200,000	205,540

City of Alexandria Series 2012A, GO, 4.50%, 6/15/2021	30,000	31,025

City of Lynchburg GO, 3.00%, 8/1/2021	25,000	25,650

City of Norfolk

Series A, GO, 5.00%, 10/1/2020	50,000	50,195

Series G, GO, 5.00%, 10/1/2020	25,000	25,098

City of Portsmouth Series 2016A, GO, 3.00%, 8/1/2021	25,000	25,651

City of Richmond Series 2013A, GO, 5.00%, 3/1/2021	35,000	35,844

City of Suffolk GO, 5.00%, 2/1/2021	30,000	30,602

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Virginia — continued

County of Hanover Series A, GO, 4.00%, 1/15/2021	25,000	25,355

County of Loudoun

Series 2011A, GO, 5.00%, 12/1/2020	25,000	25,301

Series 2016A, GO, 5.00%, 12/1/2021	25,000	26,510

County of Pittsylvania GO, 5.00%, 6/15/2021	50,000	51,884

County of Prince William COP, 5.00%, 10/1/2020	100,000	100,383

County of Pulaski GO, 5.00%, 2/1/2024	40,000	46,356

County of Spotsylvania GO, 5.00%, 1/15/2021	50,000	50,895

County of Spotsylvania, Public Improvement Series 2011A, GO, 4.00%, 1/15/2021	30,000	30,426

Culpeper County Economic Development Authority Rev., 5.00%, 6/1/2024	30,000	35,266

Fairfax County Economic Development Authority, Route 28 Project 4.00%, 4/1/2021	25,000	25,558

Loudoun County Economic Development Authority, Public Facilities, Loudoun County Public Facilities Project Series 2016B, Rev., 5.00%, 12/1/2021	40,000	42,416

Loudoun County Sanitation Authority Series 2010A, Rev., 5.00%, 1/1/2021	25,000	25,401

Montgomery County Economic Development Authority Rev., 5.00%, 2/1/2021	35,000	35,686

Roanoke Economic Development Authority, Carilion Clinic Obligated Group Series 2020A, Rev., 5.00%, 7/1/2021	175,000	181,368

University of Virginia Series 2015B, Rev., 2.00%, 8/1/2021	30,000	30,512

Virginia Biotechnology Research Partnership Authority, Consolidated Laboratories Project Rev., 5.00%, 9/1/2020	30,000	30,000

Virginia College Building Authority

Series 2013A, Rev., 3.00%, 9/1/2020	40,000	40,000

Series 2009E-1, Rev., 5.00%, 2/1/2021	90,000	91,805

Virginia College Building Authority, Educational Facilities, Public Higher Education Financing Program Series 2012-A, Rev., 5.00%, 9/1/2021	25,000	26,208

SEE NOTES TO FINANCIAL STATEMENTS.

206	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Virginia — continued

Virginia Commonwealth Transportation Board

Rev., GAN, 5.00%, 9/15/2020	100,000	100,175

Series 2014B, Rev., 5.00%, 5/15/2021	35,000	36,189

Rev., GAN, 5.00%, 9/15/2022	25,000	27,453

Series 2013A, Rev., GAN, 5.00%, 3/15/2023 (c)	140,000	156,915

Virginia Housing Development Authority

Series 2012C-4, Rev., 2.49%, 1/1/2022	200,000	204,964

Series 2018A, Rev., 2.05%, 3/1/2022	20,000	20,016

Virginia Polytechnic Institute & State University Series 2015A, Rev., 5.00%, 6/1/2021	50,000	51,810

Virginia Public Building Authority

Series 2014C, Rev., 5.00%, 8/1/2021	25,000	26,114

Virginia Public School Authority

Series 2011A, Rev., 4.13%, 8/1/2021 (c)	30,000	31,077

Series 2014B, Rev., 5.00%, 8/1/2022	25,000	27,311

Series VI, Rev., 5.00%, 4/15/2023	80,000	90,046

Virginia Resources Authority

Rev., 5.00%, 10/1/2020	15,000	15,059

Series 2014B, Rev., 5.00%, 10/1/2020	25,000	25,097

Rev., 5.50%, 10/1/2020	95,000	95,409

Series 2014C, Rev., AMT, 4.00%, 11/1/2020	25,000	25,158

Series 2012B, Rev., 5.00%, 11/1/2020	30,000	30,238

Series 2010A, Rev., 5.00%, 11/1/2023	15,000	15,119

Virginia Resources Authority, Pooled Financing Program

Series 2015C, Rev., 2.00%, 11/1/2020	25,000	25,076

Series 2010A, Rev., 5.00%, 11/1/2020 (c)	10,000	10,079

Virginia Small Business Financing Authority, Healthcare Facilities, Sentara Healthcare Rev., 3.00%, 11/1/2020	450,000	451,809

Western Regional Jail Authority Rev., 4.00%, 12/1/2022	50,000	54,164

Wise County Industrial Development Authority Series 2010A, Rev., 1.20%, 5/31/2024 (b)	1,640,000	1,662,927

Total Virginia		4,533,140

Washington — 1.9%

Central Washington University Rev., AGM, 5.00%, 5/1/2024	360,000	415,836

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Washington — continued

City of Bellingham, Water & Sewer System Series 2016-ZF2389, Rev., VRDO, LIQ: Citibank NA, 0.29%, 9/10/2020 (b) (f)	5,480,000	5,480,000

City of Edmonds Rev., 4.00%, 12/1/2020	25,000	25,238

City of Kent, Utility System Rev., 5.00%, 12/1/2020	25,000	25,300

City of Olympia GO, 5.00%, 12/1/2024	25,000	29,927

City of Redmond GO, 5.00%, 12/1/2020	35,000	35,420

City of Richland Series 2013A, GO, 4.00%, 12/1/2021	40,000	41,918

City of Seattle WA Drainage & Wastewater Rev., 5.00%, 9/1/2024	25,000	26,775

City of Seattle WA Municipal Light & Power

Series 2012A, Rev., 5.00%, 6/1/2024	25,000	27,065

City of Spokane Rev., 5.00%, 12/1/2020	45,000	45,540

City of University Place GO, 4.00%, 12/1/2023	35,000	39,228

Clark County Public Utility District No. 1 Rev., 5.00%, 1/1/2024	15,000	17,338

Clark County School District No. 37 Vancouver GO, 3.00%, 12/1/2023	25,000	27,212

County of King

Series 2013A, Rev., 5.00%, 1/1/2021	20,000	20,320

Series 2014B, Rev., 5.00%, 7/1/2021	25,000	26,006

County of King, Limited Tax Series 2015E, GO, 5.00%, 12/1/2020	30,000	30,360

County of King, Sewer

Rev., 5.00%, 1/1/2021 (c)	25,000	25,400

Series 2011C, Rev., 5.00%, 1/1/2021 (c)	25,000	25,399

County of Kitsap GO, 4.00%, 12/1/2020	20,000	20,190

County of Skagit GO, 5.00%, 12/1/2024	60,000	71,740

County of Skagit, Limited Tax GO, 5.00%, 12/1/2021	20,000	21,208

East Wenatchee Water District Rev., 4.00%, 8/1/2023	25,000	27,581

Energy Northwest Series A, Rev., 5.00%, 7/1/2021	25,000	25,999

Energy Northwest, Electric Series A, Rev., 5.00%, 7/1/2021	25,000	25,999

FYI Properties

Rev., 5.00%, 6/1/2021	110,000	113,855

Rev., 5.00%, 6/1/2023	45,000	50,261

Grant County Public Utility District No. 2, Electric System Series 2011-I, Rev., 5.00%, 1/1/2021 (c)	25,000	25,400

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	207

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Washington — continued

Grays Harbor County Public Utility District No. 1 Series 2015A, Rev., 5.00%, 1/1/2025	100,000	119,203

King County Fire Protection District No. 39

Series 2015A, GO, 5.00%, 12/1/2024	40,000	47,902

King County Public Hospital District No. 2, Evergreenhealth GO, 5.00%, 12/1/2021	60,000	63,625

King County School District No. 405 Bellevue GO, 5.00%, 12/1/2024	160,000	191,682

King County School District No. 405 Bellevue, Credit Enhancement Program GO, 5.00%, 12/1/2020	20,000	20,240

King County School District No. 414 Lake Washington GO, 5.00%, 12/1/2020	50,000	50,599

Lewis County Public Utility District No. 1 Rev., 5.00%, 10/1/2023	100,000	114,546

Snohomish County Public Transportation Benefit Area Corp. Rev., 5.00%, 8/1/2022	50,000	54,623

Snohomish County, Everett School District No. 2 GO, 5.00%, 12/1/2020	55,000	55,659

Spokane & Whitman Counties School District No. 360 Cheney GO, 5.00%, 12/1/2022	25,000	27,671

State of Washington

Series R-2011A, GO, 5.00%, 1/1/2021	50,000	50,801

Series 2012D, GO, 5.00%, 2/1/2021	45,000	45,903

Series 2013D, GO, 5.00%, 2/1/2021	25,000	25,502

Series 2015C, COP, 5.00%, 7/1/2021	70,000	72,811

Series 2016A, COP, 5.00%, 7/1/2021	50,000	52,008

Series R-2020D, GO, 5.00%, 7/1/2021	30,000	31,207

Series 2011A, COP, 4.40%, 1/1/2022	50,000	50,688

Series 2017A, COP, 5.00%, 7/1/2022	80,000	86,951

Series 2019D, COP, 5.00%, 7/1/2022	65,000	70,648

Series 2012F, Rev., 5.00%, 9/1/2022	355,000	387,752

Series 2015C, COP, 5.00%, 7/1/2023	55,000	62,300

Series 2016A, COP, 5.00%, 7/1/2023	35,000	39,645

Series 2017A, COP, 5.00%, 7/1/2023	45,000	50,972

Series 2019B, COP, 5.00%, 7/1/2023	30,000	33,982

Series 2011A, GO, 5.00%, 1/1/2024	50,000	50,793

Series R-2021A, GO, 5.00%, 6/1/2024 (e)	500,000	576,225

Series 2014B, COP, 5.00%, 7/1/2024	40,000	47,122

Series 2015E, GO, 5.00%, 7/1/2024	25,000	29,525

Series 2018C, COP, 5.00%, 7/1/2024	35,000	41,232

Series 2012F, Rev., 5.00%, 9/1/2024	150,000	163,894

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Washington — continued

Series 2011D, COP, 4.50%, 1/1/2025	50,000	52,779

Series 2012C, GO, 5.25%, 6/1/2026	330,000	341,877

Series 2012C, GO, 5.00%, 6/1/2041	80,000	82,730

State of Washington, Federal Highway, SR 520 Corridor Program Series 2012F, Rev., GAN, 5.00%, 9/1/2020	345,000	345,000

State of Washington, Motor Vehicle Fuel Tax Series 2003C, GO, NATL-RE, Zero Coupon, 6/1/2021	40,000	39,925

State of Washington, Motor Vehicle Fuel Tax, SR 520 Corridor Program Series 2012C, GO, 5.00%, 6/1/2022	15,000	15,512

State of Washington, SR 520 Corridor Program Series 2012C, GO, 5.25%, 6/1/2027	10,000	10,360

State of Washington, State and Local Agency Real and Personal Property Series 2017A, COP, 5.00%, 7/1/2021	30,000	31,205

University of Washington Series 2016A, Rev., 5.00%, 12/1/2020	25,000	25,300

Washington Biomedical Research Properties Series 2015A, Rev., 5.00%, 1/1/2021	65,000	66,041

Washington Economic Development Finance Authority Series A, Rev., 5.00%, 6/1/2022	50,000	54,221

Washington Health Care Facilities Authority

Series 2011A, Rev., 5.00%, 2/1/2021 (c)	120,000	122,326

Washington Health Care Facilities Authority, Healthcare Facilities, Seattle Children’S Hospital Series 2010B, Rev., 5.00%, 10/1/2021	225,000	225,824

Washington Health Care Facilities Authority, Multicare Health System Rev., 5.00%, 8/15/2021	100,000	104,223

Washington State University

Rev., 5.00%, 10/1/2020	35,000	35,136

Rev., 5.00%, 10/1/2021	250,000	250,950

Total Washington		11,265,635

West Virginia — 1.2%

West Virginia Commissioner of Highways

Series 2017A, Rev., 5.00%, 9/1/2020	175,000	175,000

West Virginia Economic Development Authority, Appalachian Power Co. —AMOS Project Series 2009-B, Rev., 2.63%, 6/1/2022 (b)	500,000	515,295

SEE NOTES TO FINANCIAL STATEMENTS.

208	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

West Virginia — continued

West Virginia Hospital Finance Authority, United Health System

Series 2016A, Rev., 5.00%, 6/1/2021	5,670,000	5,854,786

Series 2016A, Rev., 5.00%, 6/1/2022	20,000	21,505

West Virginia University Series 2019A, Rev., 5.00%, 10/1/2022	275,000	300,011

Total West Virginia		6,866,597

Wisconsin — 3.4%

City of Brookfield GO, 2.00%, 11/1/2020	390,000	391,154

City of Kaukauna, Electric System Rev., 4.00%, 12/15/2020	100,000	101,057

City of La Crosse/Wisconsin Series 2011-C, GO, 3.00%, 10/1/2024	100,000	102,920

City of Madison Rev., BAN, 1.50%, 11/1/2024	1,075,000	1,077,171

City of Madison, Promissory Notes

Series 2016A, GO, 3.00%, 10/1/2020	145,000	145,334

Series 2014A, GO, 4.00%, 10/1/2020	40,000	40,124

City of Manitowoc

GO, 2.00%, 2/1/2021	385,000	387,818

GO, 2.00%, 2/1/2023	320,000	331,383

City of Merrill

Series 2019A, GO, 3.00%, 10/1/2020	95,000	95,215

Series 2019A, GO, 3.00%, 10/1/2021	60,000	61,812

Series 2019A, GO, 3.00%, 10/1/2022	60,000	62,929

City of Oshkosh

Series A, GO, 0.05%, 12/1/2022	70,000	69,483

Series A, GO, 2.00%, 12/1/2023	200,000	210,236

City of Shawano, Promissory Notes Series 2019, GO, 3.00%, 4/1/2022	140,000	146,160

City of Waukesha

Series 2014B, GO, 2.00%, 10/1/2020	40,000	40,058

Series 2016A, GO, 2.00%, 10/1/2020	200,000	200,292

Series A, GO, 4.00%, 10/1/2020	20,000	20,062

County of Milwaukee

Series 2016C, GO, 2.00%, 9/1/2020 (c)	10,000	10,000

Series 2013A, GO, 3.00%, 9/1/2020	50,000	50,000

Series 2018D, GO, 3.00%, 8/1/2024	100,000	110,038

County of Sauk GO, 2.00%, 10/1/2020	100,000	100,146

East Troy Community School District GO, 3.00%, 3/1/2021	25,000	25,352

Fox Valley Technical College District Series 2019A, GO, 3.00%, 12/1/2021	155,000	160,383

Ithaca School District, School Improvement Series 2014, GO, 3.00%, 3/1/2021	175,000	177,434

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Wisconsin — continued

Madison Area Technical College

Series 2010-11B, GO, 4.00%, 3/1/2021 (c)	25,000	25,477

Series 2018-19B, GO, 4.00%, 3/1/2021	60,000	61,148

Milwaukee Redevelopment Authority, Milwaukee Public Schools

Series 2017, Rev., 5.00%, 11/15/2022	365,000	401,708

Series 2017, Rev., 5.00%, 11/15/2023	130,000	148,651

Milwaukee Redevelopment Authority, Milwaukee Public Schools —Neighborhood Schools Initiative Rev., NATL-RE, 4.00%, 8/1/2023	400,000	440,556

Milwaukee Redevelopment Authority, Public Schools — Neighborhood Schools Initiative Rev., 4.00%, 8/1/2021	100,000	103,374

Public Finance Authority

Series 2015A, Rev., 5.15%, 12/1/2020 (c)	6,050,000	6,422,317

Series 2015A, Rev., 5.35%, 12/1/2020 (c)	1,790,000	1,901,033

Rev., 5.00%, 3/1/2023	25,000	27,514

Public Finance Authority, KU Campus Development Corporation — Central District Development Project Rev., 5.00%, 3/1/2021	100,000	102,055

Public Finance Authority, Searstone CCRC Project Series 2020A, Rev., 8.63%, 6/1/2022 (c)	125,000	142,093

Sevastopol School District

GO, 4.00%, 3/1/2024	985,000	1,102,944

GO, 4.00%, 3/1/2025	625,000	717,237

Sheboygan Area School District GO, 2.00%, 3/1/2021	50,000	50,074

State of Wisconsin

Series 2, GO, 5.00%, 11/1/2020	20,000	20,159

Series 2016-1, GO, 5.00%, 11/1/2020	70,000	70,557

Series 3, GO, 5.00%, 11/1/2020	65,000	65,518

Sun Prairie Area School District

GO, 5.00%, 3/1/2021	45,000	46,059

University of Wisconsin Hospitals & Clinics Series 2013A, Rev., 5.00%, 4/1/2021	150,000	153,774

Village of DeForest Series 2019A, GO, 0.05%, 5/1/2021	95,000	94,906

Village of Fox Crossing GO, 3.00%, 4/1/2024	185,000	201,450

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	209

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Wisconsin — continued

Village of Menomonee Falls

Series B, GO, 3.50%, 2/1/2022	150,000	156,963

Series B, GO, 3.50%, 2/1/2023	155,000	166,822

Series B, GO, 3.50%, 2/1/2024	245,000	270,757

Village of Sussex Series 2019C, GO, 5.00%, 10/1/2020	115,000	115,406

Village of Waunakee Series 2012A, GO, 4.00%, 4/1/2021	80,000	80,248

Wauwatosa School District Series 2019B, GO, 5.00%, 9/1/2020	65,000	65,000

West Salem School District GO, 1.25%, 4/1/2022	200,000	200,158

Wisconsin Department of Transportation Series 2019A, Rev., 5.00%, 7/1/2021	55,000	57,213

Wisconsin Health & Educational Facilities Authority

Rev., 5.00%, 8/15/2021	150,000	156,335

Rev., 5.00%, 8/15/2023	100,000	112,850

Series 2019A, Rev., 5.00%, 11/15/2024	200,000	237,284

Series 2014A, Rev., 5.00%, 12/1/2025	120,000	140,352

Wisconsin Health & Educational Facilities Authority, Ascension Health Alliance Senior Credit Group Series 2013B-1, Rev., 4.00%, 11/15/2020	70,000	70,507

Wisconsin Health and Educational Facilities Authority, Advocate Aurora Health Credit Group Series 2018B-1, Rev., 5.00%, 1/26/2022 (b)	155,000	165,011

Series 2018B-2, Rev., 5.00%, 1/25/2023 (b)	205,000	226,669

Series 2018B-3, Rev., 5.00%, 1/31/2024 (b)	1,000,000	1,147,480

Wisconsin Health and Educational Facilities Authority, Ascension Health Credit Group

Series 2013A, Rev., 5.00%, 11/15/2020	45,000	45,420

Wisconsin Health and Educational Facilities Authority, Unity Point Health Series 2014A, Rev., 5.00%, 12/1/2021	140,000	147,732

Wisconsin Housing & Economic Development Authority Series 2019A, Rev., 1.55%, 11/1/2021 (b)	100,000	100,178

Total Wisconsin		20,077,550

Wyoming — 0.0% (g)

University of Wyoming

Series 2011B, Rev., 3.50%, 6/1/2022	45,000	46,053

Series 2012A, Rev., 5.00%, 6/1/2023	30,000	32,423

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Wyoming — continued

Wyoming State Loan & Investment Board Series 2012A, Rev., 5.00%, 10/1/2023	30,000	32,926

Total Wyoming		111,402

Total Municipal Bonds (Cost $490,462,801)		493,253,547

	SHARES
Short-Term Investments — 16.7%

Investment Companies — 16.7%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.04% (h) (i) (Cost $97,750,190)	97,689,030	97,757,412

Total Investments — 101.2% (Cost $588,212,991)		591,010,959
Liabilities in Excess of Other Assets — (1.2)%		(7,233,424)

NET ASSETS — 100.0%		583,777,535

Percentages indicated are based on net assets.

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAN	Bond Anticipation Note
COLL	Collateral
COP	Certificate of Participation
CR	Custodial Receipts
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Note
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
ICE	Intercontinental Exchange
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
LOC	Letter of Credit
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RAN	Revenue Anticipation Note
RE	Reinsured
Rev.	Revenue
SCSDE	South Carolina School District Enhancement
SIFMA	The Securities Industry and Financial Markets Association
USD	United States Dollar
VRDO	Variable Rate Demand Obligation

SEE NOTES TO FINANCIAL STATEMENTS.

210	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2020.
(c)	Security is prerefunded or escrowed to maturity.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2020.
(e)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(f)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(g)	Amount rounds to less than 0.1% of net assets.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of August 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	211

JPMorgan USD Emerging Markets Sovereign Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Foreign Government Securities — 88.0%

Azerbaijan — 1.2%

Republic of Azerbaijan

4.75%, 3/18/2024 (a)	493,000	535,398

3.50%, 9/1/2032 (b)	473,000	482,460

		1,017,858

Bahrain — 5.2%

CBB International Sukuk Co. 7 SPC

6.88%, 10/5/2025 (a)	205,000	231,778

CBB International Sukuk Programme Co. SPC

6.25%, 11/14/2024 (a)	270,000	293,287

4.50%, 3/30/2027 (b) (c)	389,000	400,792

Kingdom of Bahrain

6.13%, 8/1/2023 (a)	300,000	320,438

6.13%, 8/1/2023 (b)	240,000	256,350

7.00%, 1/26/2026 (b)	321,000	365,438

7.00%, 1/26/2026 (a)	189,000	215,165

7.00%, 10/12/2028 (b)	680,000	774,137

7.00%, 10/12/2028 (a)	200,000	227,688

6.75%, 9/20/2029 (a)	200,000	225,187

5.63%, 9/30/2031 (a)	627,000	652,864

6.00%, 9/19/2044 (a)	228,000	225,578

6.00%, 9/19/2044 (b)	200,000	197,875

		4,386,577

Bolivia, Plurinational State of — 0.4%

Plurinational State of Bolivia

4.50%, 3/20/2028 (b)	200,000	175,000

4.50%, 3/20/2028 (a)	200,000	175,000

		350,000

Brazil — 7.5%

Federative Republic of Brazil

2.63%, 1/5/2023	408,000	420,622

8.88%, 4/15/2024	225,000	279,562

4.25%, 1/7/2025	427,000	461,427

6.00%, 4/7/2026	181,000	212,505

4.63%, 1/13/2028	1,355,000	1,496,005

4.50%, 5/30/2029	510,000	551,438

8.25%, 1/20/2034	586,000	808,680

5.63%, 1/7/2041	101,000	113,341

5.00%, 1/27/2045	465,000	482,583

5.63%, 2/21/2047	342,000	383,040

4.75%, 1/14/2050	850,000	852,922

State of Minas Gerais

5.33%, 2/15/2028 (a)	191,200	194,487

		6,256,612

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Chile — 0.4%

Republic of Chile

3.50%, 1/25/2050	270,000	315,478

China — 0.5%

People’s Republic of China

1.88%, 12/3/2022 (a)	220,000	226,669

3.50%, 10/19/2028 (a)	200,000	234,812

		461,481

Colombia — 1.9%

Republic of Colombia

8.13%, 5/21/2024	250,000	303,875

3.88%, 4/25/2027	216,000	235,440

7.38%, 9/18/2037	204,000	291,847

5.63%, 2/26/2044	205,000	259,581

5.00%, 6/15/2045	437,000	521,669

		1,612,412

Croatia — 0.4%

Republic of Croatia

6.00%, 1/26/2024 (b) (c)	265,000	307,400

Dominican Republic — 6.8%

Dominican Republic Government Bond

5.88%, 4/18/2024 (b)	378,000	398,436

5.88%, 4/18/2024 (a)	322,000	339,408

5.50%, 1/27/2025 (b)	218,000	227,265

6.88%, 1/29/2026 (a)	130,000	143,894

5.95%, 1/25/2027 (a)	877,000	936,472

5.95%, 1/25/2027 (b)	198,000	211,427

6.00%, 7/19/2028 (b)	360,000	386,887

6.00%, 7/19/2028 (a)	49,000	52,660

4.50%, 1/30/2030 (a)	270,000	266,203

7.45%, 4/30/2044 (b)	419,000	474,517

6.85%, 1/27/2045 (b)	860,000	911,600

6.40%, 6/5/2049 (b)	305,000	309,194

5.88%, 1/30/2060 (a)	1,064,000	1,016,785

		5,674,748

Egypt — 6.3%

Arab Republic of Egypt

5.58%, 2/21/2023 (a)	401,000	414,185

5.88%, 6/11/2025 (a)	519,000	533,921

7.50%, 1/31/2027 (b)	330,000	352,275

7.50%, 1/31/2027 (a)	25,000	26,688

6.59%, 2/21/2028 (a)	750,000	755,859

7.60%, 3/1/2029 (b)	200,000	210,062

7.05%, 1/15/2032 (b)	822,000	816,863

SEE NOTES TO FINANCIAL STATEMENTS.

212	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Foreign Government Securities — continued

Egypt — continued

7.63%, 5/29/2032 (a)	250,000	254,375

8.50%, 1/31/2047 (b)	500,000	512,656

8.50%, 1/31/2047 (a)	400,000	410,125

7.90%, 2/21/2048 (a)	400,000	386,625

8.70%, 3/1/2049 (a)	582,000	596,914

		5,270,548

Ethiopia — 0.5%

Federal Democratic Republic of Ethiopia

6.63%, 12/11/2024 (b)	400,000	404,000

Hungary — 0.8%

Hungary Government Bond

5.38%, 2/21/2023	100,000	110,437

5.75%, 11/22/2023	300,000	344,156

7.63%, 3/29/2041	142,000	251,471

		706,064

India — 0.3%

Export-Import Bank of India

3.25%, 1/15/2030 (a)	249,000	254,058

Indonesia — 2.5%

Perusahaan Penerbit SBSN Indonesia III

4.55%, 3/29/2026 (b)	200,000	229,687

4.15%, 3/29/2027 (b)	200,000	225,563

Republic of Indonesia

5.38%, 10/17/2023 (a)	200,000	225,250

3.50%, 1/11/2028	200,000	220,125

4.10%, 4/24/2028	200,000	228,063

Series REGS, 8.50%, 10/12/2035 (a)	142,000	231,194

6.63%, 2/17/2037 (b)	145,000	207,123

6.75%, 1/15/2044 (b)	200,000	305,187

3.70%, 10/30/2049	200,000	216,188

		2,088,380

Iraq — 1.5%

Republic of Iraq

6.75%, 3/9/2023 (b)	790,000	772,225

6.75%, 3/9/2023 (a)	247,000	241,443

5.80%, 1/15/2028 (b)	252,188	236,451

		1,250,119

Ivory Coast — 1.5%

Republic of Cote d’Ivoire

6.38%, 3/3/2028 (b)	422,000	437,825

5.75%, 12/31/2032 (b) (d)	378,480	369,964

6.13%, 6/15/2033 (b)	410,000	413,075

		1,220,864

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Jamaica — 0.2%

Jamaica Government Bond

8.00%, 3/15/2039	116,000	153,627

Jordan — 1.4%

Hashemite Kingdom of Jordan

6.13%, 1/29/2026 (b) (c)	466,000	488,135

5.75%, 1/31/2027 (b)	202,000	207,555

7.38%, 10/10/2047 (b)	225,000	234,562

7.38%, 10/10/2047 (a)	220,000	229,350

		1,159,602

Kazakhstan — 0.8%

Republic of Kazakhstan

3.88%, 10/14/2024 (b)	350,000	384,475

6.50%, 7/21/2045 (b)	200,000	316,500

		700,975

Kenya — 2.3%

Republic of Kenya

6.88%, 6/24/2024 (a)	483,000	496,283

6.88%, 6/24/2024 (b)	390,000	400,725

7.25%, 2/28/2028 (b)	335,000	338,350

8.00%, 5/22/2032 (a)	200,000	205,000

8.25%, 2/28/2048 (b)	280,000	282,100

8.25%, 2/28/2048 (a)	203,000	204,522

		1,926,980

Kuwait — 0.5%

State of Kuwait

3.50%, 3/20/2027 (b)	400,000	453,250

Malaysia — 0.3%

Malaysia Sovereign Sukuk Bhd.

3.04%, 4/22/2025 (b)	200,000	217,125

Mexico — 1.5%

United Mexican States

4.13%, 1/21/2026	461,000	514,245

6.05%, 1/11/2040	102,000	131,293

4.75%, 3/8/2044	76,000	85,334

5.55%, 1/21/2045	140,000	173,994

4.35%, 1/15/2047	200,000	213,563

5.75%, 10/12/2110	110,000	134,303

		1,252,732

Mongolia — 0.2%

State of Mongolia

5.13%, 12/5/2022 (b)	200,000	203,375

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	213

JPMorgan USD Emerging Markets Sovereign Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Foreign Government Securities — continued

Morocco — 0.3%

Kingdom of Morocco

4.25%, 12/11/2022 (a)	200,000	210,187

Oman — 6.4%

Oman Sovereign Sukuk SAOC

4.40%, 6/1/2024 (a)	276,000	276,690

5.93%, 10/31/2025 (a)	533,000	566,812

Sultanate of Oman Government Bond

4.13%, 1/17/2023 (a)	528,000	519,750

4.75%, 6/15/2026 (b)	500,000	472,656

5.38%, 3/8/2027 (b)	581,000	565,749

5.38%, 3/8/2027 (a)	200,000	194,750

5.63%, 1/17/2028 (a)	300,000	291,656

5.63%, 1/17/2028 (b)	200,000	194,438

6.00%, 8/1/2029 (b) (c)	1,074,000	1,052,520

6.50%, 3/8/2047 (a)	548,000	484,980

6.50%, 3/8/2047 (b)	254,000	224,790

6.75%, 1/17/2048 (a)	560,000	500,325

		5,345,116

Pakistan — 1.6%

Islamic Republic of Pakistan

8.25%, 4/15/2024 (b)	471,000	512,654

6.88%, 12/5/2027 (b)	590,000	609,913

Third Pakistan International Sukuk Co. Ltd. (The)

5.63%, 12/5/2022(b)	206,000	208,768

		1,331,335

Panama — 1.8%

Republic of Panama

3.88%, 3/17/2028	400,000	456,375

3.16%, 1/23/2030	200,000	217,875

6.70%, 1/26/2036	127,000	188,397

4.50%, 5/15/2047	206,000	264,452

4.30%, 4/29/2053	296,000	373,238

		1,500,337

Peru — 1.2%

Republic of Peru

7.35%, 7/21/2025	100,000	128,687

4.13%, 8/25/2027	314,000	366,104

2.78%, 1/23/2031	50,000	54,525

8.75%, 11/21/2033	90,000	153,315

6.55%, 3/14/2037	54,000	83,903

5.63%, 11/18/2050	128,000	210,480

		997,014

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Philippines — 2.1%

Republic of Philippines

10.63%, 3/16/2025	123,000	174,699

5.50%, 3/30/2026	200,000	245,125

9.50%, 2/2/2030	57,000	93,658

6.38%, 1/15/2032	278,000	391,806

6.38%, 10/23/2034	247,000	360,388

3.70%, 3/1/2041	214,000	246,836

3.70%, 2/2/2042	200,000	232,000

		1,744,512

Poland — 0.6%

Republic of Poland

3.00%, 3/17/2023	316,000	335,947

3.25%, 4/6/2026	119,000	134,470

		470,417

Qatar — 2.3%

State of Qatar

3.88%, 4/23/2023 (b)	215,000	231,058

3.38%, 3/14/2024 (a)	250,000	269,297

4.00%, 3/14/2029 (b)	214,000	250,327

9.75%, 6/15/2030 (b)	130,000	219,334

4.63%, 6/2/2046 (b)	305,000	405,936

5.10%, 4/23/2048 (a)	400,000	565,500

		1,941,452

Romania — 0.4%

Romania Government Bond

4.38%, 8/22/2023 (a)	50,000	53,891

4.88%, 1/22/2024 (a)	64,000	70,420

6.13%, 1/22/2044 (a)	50,000	66,016

5.13%, 6/15/2048 (b)	130,000	154,090

		344,417

Russia — 2.1%

Russian Federation

4.25%, 6/23/2027 (b)	200,000	226,000

12.75%, 6/24/2028 (b)	130,000	224,290

7.50%, 3/31/2030 (a) (d)	223,020	255,846

5.10%, 3/28/2035 (b)	400,000	498,000

5.25%, 6/23/2047 (b)	200,000	272,500

5.25%, 6/23/2047 (b)	200,000	272,500

		1,749,136

Saudi Arabia — 2.5%

Kingdom of Saudi Arabia

2.88%, 3/4/2023 (b)	320,000	333,400

3.63%, 3/4/2028 (a)	308,000	340,821

SEE NOTES TO FINANCIAL STATEMENTS.

214	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Foreign Government Securities — continued

Saudi Arabia — continued

4.50%, 4/17/2030 (b)	282,000	336,109

4.63%, 10/4/2047 (b)	247,000	302,884

5.00%, 4/17/2049 (a)	200,000	260,687

4.50%, 4/22/2060 (a)	270,000	336,555

KSA Sukuk Ltd.

2.97%, 10/29/2029 (a)	205,000	217,608

		2,128,064

South Africa — 4.5%

Republic of South Africa

4.67%, 1/17/2024	275,000	284,625

5.88%, 9/16/2025	262,000	281,650

4.88%, 4/14/2026	588,000	600,495

4.85%, 9/27/2027	284,000	285,065

4.30%, 10/12/2028	737,000	702,914

5.88%, 6/22/2030	256,000	268,480

5.00%, 10/12/2046	728,000	614,250

5.65%, 9/27/2047	221,000	198,900

5.75%, 9/30/2049	592,000	529,285

		3,765,664

Trinidad and Tobago — 0.5%

Republic of Trinidad and Tobago

4.50%, 8/4/2026 (b) (c)	400,000	411,875

Turkey — 7.3%

Hazine Mustesarligi Varlik Kiralama A/S

4.49%, 11/25/2024 (b)	203,000	190,122

Republic of Turkey

6.25%, 9/26/2022	635,000	641,350

7.25%, 12/23/2023	401,000	416,038

5.75%, 3/22/2024	275,000	270,789

4.25%, 4/14/2026	768,000	694,560

4.88%, 10/9/2026	226,000	208,132

6.00%, 3/25/2027	870,000	840,094

6.13%, 10/24/2028	290,000	280,303

11.88%, 1/15/2030	423,000	563,251

8.00%, 2/14/2034	254,000	267,732

6.88%, 3/17/2036	341,000	328,319

7.25%, 3/5/2038	130,000	127,603

6.75%, 5/30/2040	397,000	368,342

4.88%, 4/16/2043	450,000	350,016

6.63%, 2/17/2045	455,000	409,073

5.75%, 5/11/2047	214,000	175,279

		6,131,003

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Ukraine — 5.6%

Ukraine Government Bond

7.75%, 9/1/2022 (b)	275,000	289,025

7.75%, 9/1/2023 (b)	350,000	372,116

7.75%, 9/1/2024 (b)	1,083,000	1,147,642

7.75%, 9/1/2025 (b)	192,000	202,596

7.75%, 9/1/2026 (b)	384,000	405,504

7.75%, 9/1/2027 (b)	615,000	647,287

7.75%, 9/1/2027 (a)	329,000	346,272

9.75%, 11/1/2028 (a)	200,000	228,700

7.38%, 9/25/2032 (b)	850,000	859,775

7.38%, 9/25/2032 (a)	208,000	210,392

		4,709,309

United Arab Emirates — 1.9%

Sharjah Sukuk Program Ltd.

4.23%, 3/14/2028 (a)	400,000	449,875

United Arab Emirates Government Bond

2.50%, 10/11/2022 (b)	300,000	310,281

3.13%, 10/11/2027 (a)	300,000	333,356

4.13%, 10/11/2047 (b)	200,000	253,000

3.13%, 9/30/2049 (b)	265,000	284,875

		1,631,387

Uruguay — 1.5%

Oriental Republic of Uruguay

4.38%, 10/27/2027	207,000	240,443

4.38%, 1/23/2031	66,000	79,159

7.63%, 3/21/2036	192,000	302,820

5.10%, 6/18/2050	157,000	217,200

4.98%, 4/20/2055	310,000	425,184

		1,264,806

Vietnam — 0.5%

Socialist Republic of Vietnam

4.80%, 11/19/2024 (b)	400,000	447,875

Total Foreign Government Securities (Cost $70,806,851)		73,768,171

Corporate Bonds — 10.0%

Azerbaijan — 1.3%

Southern Gas Corridor CJSC

6.88%, 3/24/2026 (b)	601,000	717,294

State Oil Co. of the Azerbaijan Republic

4.75%, 3/13/2023 (a)	350,000	367,850

		1,085,144

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	215

JPMorgan USD Emerging Markets Sovereign Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Bahrain — 0.5%

Oil and Gas Holding Co. BSCC (The)

7.50%, 10/25/2027 (b)	203,000	222,793

7.50%, 10/25/2027 (a)	200,000	219,500

		442,293

Brazil — 0.4%

Banco Nacional de Desenvolvimento Economico e Social

5.75%, 9/26/2023 (b)	280,000	309,225

Chile — 1.2%

Corp. Nacional del Cobre de Chile

3.63%, 8/1/2027 (b)	372,000	406,410

3.00%, 9/30/2029 (a)	250,000	262,578

3.70%, 1/30/2050 (a)	320,000	342,300

		1,011,288

China — 1.4%

CNAC HK Finbridge Co. Ltd.

3.38%, 6/19/2024 (a)	204,000	215,475

CNOOC Curtis Funding No. 1 Pty. Ltd.

4.50%, 10/3/2023 (b) (c)	200,000	220,750

Sinopec Group Overseas Development 2012 Ltd.

Series REGS, 4.88%, 5/17/2042 (a)	200,000	264,500

Sinopec Group Overseas Development 2017 Ltd.

3.63%, 4/12/2027 (b)	200,000	221,784

State Grid Overseas Investment 2016 Ltd.

3.50%, 5/4/2027 (b)	250,000	279,609

		1,202,118

Indonesia — 0.3%

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara

6.15%, 5/21/2048(a)	201,000	263,184

Kazakhstan — 0.9%

Development Bank of Kazakhstan JSC

4.13%, 12/10/2022 (a)	200,000	210,438

KazMunayGas National Co. JSC

5.75%, 4/19/2047 (a)	203,000	253,496

6.38%, 10/24/2048 (b)	200,000	269,500

		733,434

Malaysia — 0.6%

Petronas Capital Ltd.

3.50%, 3/18/2025 (b)	453,000	497,026

Mexico — 1.5%

Comision Federal de Electricidad

4.75%, 2/23/2027 (b)	100,000	107,031

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Mexico — continued

Petroleos Mexicanos

3.50%, 1/30/2023	150,000	148,601

4.88%, 1/18/2024	50,000	49,970

6.50%, 3/13/2027	148,000	145,854

5.95%, 1/28/2031 (a)	51,000	45,882

6.63%, 6/15/2035	386,000	339,559

6.50%, 6/2/2041	62,000	51,634

6.35%, 2/12/2048	50,000	40,326

6.95%, 1/28/2060 (b)	406,000	337,447

		1,266,304

Peru — 0.3%

Petroleos del Peru SA

5.63%, 6/19/2047 (b)	200,000	244,250

Russia — 0.2%

Vnesheconombank Via VEB Finance plc

6.80%, 11/22/2025 (b)	140,000	168,350

South Africa — 0.9%

Eskom Holdings SOC Ltd.

6.75%, 8/6/2023 (b)	242,000	230,807

7.13%, 2/11/2025 (b)	327,000	307,380

6.35%, 8/10/2028 (b)	240,000	246,000

		784,187

Tunisia — 0.5%

Banque Centrale de Tunisie International Bond

5.75%, 1/30/2025 (b)	400,000	373,876

Total Corporate Bonds (Cost $8,129,908)		8,380,679

	SHARES

Short-Term Investments — 2.7%

Investment Companies — 0.6%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (e) (f) (Cost $471,490)	471,490	471,490

Investment of Cash Collateral from Securities Loaned — 2.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.07% (e) (f) (Cost $1,783,213)	1,783,213	1,783,213

Total Short-Term Investments (Cost $2,254,703)		2,254,703

Total Investments — 100.7% (Cost $81,191,462)		84,403,553

Liabilities in Excess of Other Assets — (0.7)%		(596,640)

NET ASSETS — 100.0%		83,806,913

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

216	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

Abbreviations

CJSC	Closed Joint Stock Company
JSC	Joint Stock Company
PT	Limited liability company
SPC	Special purpose company

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.

(c)	The security or a portion of this security is on loan at August 31, 2020. The total value of securities on loan at August 31, 2020 is $1,727,633.
(d)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2020.
(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of August 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	217

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2020 (Unaudited)

	JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	JPMorgan Core Plus Bond ETF	JPMorgan Corporate Bond Research Enhanced ETF
ASSETS:
Investments in non-affiliates, at value	$41,615,724	$94,245,049	$42,645,338
Investments in affiliates, at value	269,143	30,087,297	147,739
Investments of cash collateral received from securities loaned, at value (Note 2.E.)	44,450	—	—
Cash	1,664	—	—
Deposits at broker for futures contracts	—	156,000	36,000
Receivables:
Investment securities sold	1,353,115	18,060	—
Investment securities sold — delayed delivery securities	—	15,363,884	—
Interest from non-affiliates	170,630	443,727	371,343
Dividends from affiliates	5	359	5
Securities lending income (Note 2.E.)	22	—	—
Variation margin on futures contracts	—	4,507	—

Total Assets	43,454,753	140,318,883	43,200,425

LIABILITIES:
Payables:
Due to custodian	—	108	—
Investment securities purchased	1,438,176	57,587	271,321
Investment securities purchased—delayed delivery securities	19,071	34,399,719	—
Collateral received on securities loaned (Note 2.E.)	44,450	—	—
Variation margin on futures contracts	—	—	2,019
Accrued liabilities:
Management fees (See Note 3.A.)	1,659	31,304	5,090

Total Liabilities	1,503,356	34,488,718	278,430

Net Assets	$41,951,397	$105,830,165	$42,921,995

NET ASSETS:
Paid-in-Capital	$40,412,664	$101,077,006	$38,837,819
Total distributable earnings (loss)	1,538,733	4,753,159	4,084,176

Total Net Assets	$41,951,397	$105,830,165	$42,921,995

Outstanding number of shares (unlimited number of shares authorized — par value $0.0001)	1,600,000	1,900,000	750,000

Net asset value, per share	$26.22	$55.70	$57.23

Cost of investments in non-affiliates	$40,309,006	$91,051,187	$39,173,358
Cost of investments in affiliates	269,143	30,087,297	147,739
Investment securities on loan, at value (Note 2.E.)	43,344	—	—
Cost of investment of cash collateral (Note 2.E.)	44,450	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

218	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

	JPMorgan High Yield Research Enhanced ETF	JPMorgan International Bond Opportunities ETF (formerly known as JPMorgan Global Bond Opportunities ETF)	JPMorgan Municipal ETF
ASSETS:
Investments in non-affiliates, at value	$207,039,618	$161,266,779	$58,631,508
Investments in affiliates, at value	8,904,727	3,063,953	1,894,684
Foreign currency, at value	—	115,638	—
Deposits at broker for futures contracts	—	854,000	—
Deposits at broker for centrally cleared swaps	—	510,000	—
Segregated cash balance with Authorized Participant for deposit securities	20,092	—	—
Receivables:
Investment securities sold	189,851	463,932	311,722
Fund shares sold	10,131,949	—	—
Interest from non-affiliates	3,191,475	1,753,577	537,196
Dividends from affiliates	55	72	310
Tax reclaims	—	4,098	—
Variation margin on futures contracts	—	295,914	—
Unrealized appreciation on forward foreign currency exchange contracts	—	126,308	—
Outstanding OTC swap contracts, at value (net upfront payments of $0, $412,360 and $0, respectively)	—	124,926	—

Total Assets	229,477,767	168,579,197	61,375,420

LIABILITIES:
Payables:
Due to custodian	20,557	2,768	—
Investment securities purchased	16,629,351	640,676	911,558
Investment securities purchased — delayed delivery securities	—	—	490,308
Collateral upon return of deposit securities	20,092	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	651,610	—
Variation margin on centrally cleared swaps (net upfront payments of $0, $135,467 and $0, respectively)	—	10,750	—
Accrued liabilities:
Management fees (See Note 3.A.)	36,286	70,149	11,552
Deferred foreign capital gains tax	—	26,645	—

Total Liabilities	16,706,286	1,402,598	1,413,418

Net Assets	$212,771,481	$167,176,599	$59,962,002

NET ASSETS:
Paid-in-Capital	$218,050,517	$170,193,082	$57,579,717
Total distributable earnings (loss)	(5,279,036)	(3,016,483)	2,382,285

Total Net Assets	$212,771,481	$167,176,599	$59,962,002

Outstanding number of shares (unlimited number of shares authorized — par value $0.0001)	4,200,000	3,300,000	1,100,000

Net asset value, per share	$50.66	$50.66	$54.51

Cost of investments in non-affiliates	$203,317,964	$156,279,245	$56,432,557
Cost of investments in affiliates	8,904,727	3,063,953	1,894,612
Cost of foreign currency	—	372,254	—

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	219

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2020 (Unaudited) (continued)

	JPMorgan U.S. Aggregate Bond ETF	JPMorgan Ultra- Short Income ETF	JPMorgan Ultra-Short Municipal Income ETF	JPMorgan USD Emerging Markets Sovereign Bond ETF
ASSETS:
Investments in non-affiliates, at value	$678,017,546	$12,993,529,611	$493,253,547	$82,148,850
Investments in affiliates, at value	1,428,775	867,938,428	97,757,412	471,490
Investments of cash collateral received from securities loaned, at value (Note 2.E.)	4,005,230	53,754,829	—	1,783,213
Repurchase agreements, at value	—	72,000,000	—	—
Cash	91,249	732,073	—	1,627
Deposits at broker for futures contracts	—	4,111,000	—	—
Segregated cash balance with Authorized Participant for deposit securities	4,445,381	—	—	—
Receivables:
Due from custodian	—	—	201,816	—
Investment securities sold	20,951,931	—	—	—
Fund shares sold	—	55,936,217	4,943	—
Interest from non-affiliates	3,794,891	60,041,335	3,540,276	1,212,168
Dividends from affiliates	23	12,504	6,905	6
Securities lending income (Note 2.E.)	1,331	13,075	—	463

Total Assets	712,736,357	14,108,069,072	594,764,899	85,617,817

LIABILITIES:
Payables:
Investment securities purchased	18,639,900	150,254,138	10,015,015	—
Investment securities purchased — delayed delivery securities	—	—	898,158	—
Collateral received on securities loaned (Note 2.E.)	4,005,230	53,754,829	—	1,783,213
Collateral upon return of deposit securities	4,445,381	—	—	—
Variation margin on futures contracts	—	39,971	—	—
Accrued liabilities:
Management fees (See Note 3.A.)	39,675	1,915,582	74,191	27,691

Total Liabilities	27,130,186	205,964,520	10,987,364	1,810,904

Net Assets	$685,606,171	$13,902,104,552	$583,777,535	$83,806,913

NET ASSETS:
Paid-in-Capital	$654,296,426	$13,807,667,124	$580,663,129	$85,408,932
Total distributable earnings (loss)	31,309,745	94,437,428	3,114,406	(1,602,019)

Total Net Assets	$685,606,171	$13,902,104,552	$583,777,535	$83,806,913

Outstanding number of shares (unlimited number of shares authorized — par value $0.0001)	24,500,000	273,600,000	11,450,000	1,700,000

Net asset value, per share	$27.98	$50.81	$50.98	$49.30

Cost of investments in non-affiliates	$651,260,094	$12,867,426,394	$490,462,801	$78,936,759
Cost of investments in affiliates	1,428,775	867,938,428	97,750,190	471,490
Cost of repurchase agreements	—	72,000,000	—	—
Investment securities on loan, at value (Note 2.E.)	3,838,768	52,396,832	—	1,727,633
Cost of investment of cash collateral (Note 2.E.)	4,005,230	53,754,829	—	1,783,213

SEE NOTES TO FINANCIAL STATEMENTS.

220	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2020 (Unaudited)

	JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	JPMorgan Core Plus Bond ETF	JPMorgan Corporate Bond Research Enhanced ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$386,804	$851,976	$619,593
Interest income from affiliates	7	—	—
Dividend income from affiliates	156	16,620	625
Income from securities lending (net) (See Note 2.E.)	342	5	—

Total investment income	387,309	868,601	620,218

EXPENSES:
Management fees (See Note 3.A.)	9,309	144,479	27,265
Interest expense to non-affiliates	—	22	1

Total expenses	9,309	144,501	27,266

Net investment income (loss)	378,000	724,100	592,952

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	119,354	921,901	217,855
Futures contracts	—	150,897	1,193

Net realized gain (loss)	119,354	1,072,798	219,048

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	319,356	1,104,621	515,691
Futures contracts	—	(76,578)	(5,952)

Change in net unrealized appreciation/depreciation	319,356	1,028,043	509,739

Net realized/unrealized gains (losses)	438,710	2,100,841	728,787

Change in net assets resulting from operations	$816,710	$2,824,941	$1,321,739

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	221

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2020 (Unaudited) (continued)

	JPMorgan High Yield Research Enhanced ETF	JPMorgan International Bond Opportunities ETF (formerly known as JPMorgan Global Bond Opportunities ETF)		JPMorgan Municipal ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$3,739,769	$2,988,456		$561,690
Interest income from affiliates	—	96		—
Dividend income from non-affiliates	—	349		—
Dividend income from affiliates	3,008	10,327		5,120
Income from securities lending (net) (See Note 2.E.)	1,854	—		—
Foreign taxes withheld (net)	—	(18,460)		—

Total investment income	3,744,631	2,980,768		566,810

EXPENSES:
Management fees (See Note 3.A.)	171,730	386,519		56,652
Interest expense to non-affiliates	—	211		—
Interest expense to affiliates	—	803		—
Other	—	684		—

Total expenses	171,730	388,217		56,652

Net investment income (loss)	3,572,901	2,592,551		510,158

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(3,921,813)	(4,059,286	)(a)	(23,787)
Investments in affiliates	—	—		(1,118)
In-kind redemptions of investments in non-affiliates	(5,409,895)	—		—
Futures contracts	—	998,146		—
Foreign currency transactions	—	(167,600)		—
Forward foreign currency exchange contracts	—	(1,103,206)		—
Swaps	—	1,823,402		—

Net realized gain (loss)	(9,331,708)	(2,508,544)		(24,905)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	5,084,193	2,658,705	(b)	(924,369)
Investments in affiliates	—	—		58
Futures contracts	—	(51,293)		—
Foreign currency translations	—	90,533		—
Forward foreign currency exchange contracts	—	(445,051)		—
Swaps	—	(959,089)		—

Change in net unrealized appreciation/depreciation	5,084,193	1,293,805		(924,311)

Net realized/unrealized gains (losses)	(4,247,515)	(1,214,739)		(949,216)

Change in net assets resulting from operations	$(674,614)	$1,377,812		$(439,058)

(a)	Net of foreign capital gains tax of $(9,939).
(b)	Net change in foreign capital gains tax of $2,611.

SEE NOTES TO FINANCIAL STATEMENTS.

222	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

	JPMorgan U.S. Aggregate Bond ETF	JPMorgan Ultra- Short Income ETF	JPMorgan Ultra-Short Municipal Income ETF	JPMorgan USD Emerging Markets Sovereign Bond ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$5,843,587	$96,029,489	$2,003,679	$2,083,718
Interest income from affiliates	3	—	—	—
Dividend income from affiliates	2,192	1,149,503	42,955	578
Income from securities lending (net) (See Note 2.E.)	9,103	79,676	—	5,493

Total investment income	5,854,885	97,258,668	2,046,634	2,089,789

EXPENSES:
Management fees (See Note 3.A.)	209,567	9,600,733	288,015	164,318
Interest expense to non-affiliates	—	559	—	—
Interest expense to affiliates	—	13,789	—	—

Total expenses	209,567	9,615,081	288,015	164,318

Net investment income (loss)	5,645,318	87,643,587	1,758,619	1,925,471

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,532,597	(48,262,012)	4,631	(4,806,081)
Investments in affiliates	—	—	(346)	—
In-kind redemptions of investments in non-affiliates	1,556,148	—	—	150,800
Futures contracts	—	4,226,333	—	—

Net realized gain (loss)	3,088,745	(44,035,679)	4,285	(4,655,281)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	6,811,084	81,925,706	2,129,915	926,530
Investments in affiliates	—	—	7,222	—
Futures contracts	—	(428,836)	—	—

Change in net unrealized appreciation/depreciation	6,811,084	81,496,870	2,137,137	926,530

Net realized/unrealized gains (losses)	9,899,829	37,461,191	2,141,422	(3,728,751)

Change in net assets resulting from operations	$15,545,147	$125,104,778	$3,900,041	$(1,803,280)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	223

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF		JPMorgan Core Plus Bond ETF
	Six Months Ended August 31, 2020 (Unaudited)	Period Ended February 29, 2020 (a)	Six Months Ended August 31, 2020 (Unaudited)	Year Ended February 29, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$378,000	$750,051	$724,100	$927,088
Net realized gain (loss)	119,354	91,623	1,072,798	620,050
Change in net unrealized appreciation/depreciation	319,356	987,362	1,028,043	2,065,672

Change in net assets resulting from operations	816,710	1,829,036	2,824,941	3,612,810

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(320,582)	(786,431)	(596,342)	(1,191,282)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,960,185	36,452,479	49,432,742	26,569,194

NET ASSETS:
Change in net assets	4,456,313	37,495,084	51,661,341	28,990,722
Beginning of period	37,495,084	—	54,168,824	25,178,102

End of period	$41,951,397	$37,495,084	$105,830,165	$54,168,824

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$5,250,331	$36,452,479	$49,432,742	$26,569,194
Cost of shares redeemed	(1,290,146)	—	—	—

Total change in net assets resulting from capital transactions	$3,960,185	$36,452,479	$49,432,742	$26,569,194

SHARE TRANSACTIONS:
Issued	200,000	1,450,000	900,000	500,000
Redeemed	(50,000)	—	—	—

Net increase in shares from share transactions	150,000	1,450,000	900,000	500,000

(a)	Commencement of operations was March 12, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

224	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

	JPMorgan Corporate Bond Research Enhanced ETF		JPMorgan High Yield Research Enhanced ETF
	Six Months Ended August 31, 2020 (Unaudited)	Year Ended February 29, 2020	Six Months Ended August 31, 2020 (Unaudited)	Year Ended February 29, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$592,952	$1,051,195	$3,572,901	$8,026,465
Net realized gain (loss)	219,048	780,622	(9,331,708)	1,508,193
Change in net unrealized appreciation/depreciation	509,739	2,449,608	5,084,193	(189,354)

Change in net assets resulting from operations	1,321,739	4,281,425	(674,614)	9,345,304

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(497,915)	(1,566,538)	(3,075,155)	(8,310,507)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	6,927,777	6,860,014	45,483,926	15,432,142

NET ASSETS:
Change in net assets	7,751,601	9,574,901	41,734,157	16,466,939
Beginning of period	35,170,394	25,595,493	171,037,324	154,570,385

End of period	$42,921,995	$35,170,394	$212,771,481	$171,037,324

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$6,927,777	$6,860,014	$89,592,015	$15,432,142
Cost of shares redeemed	—	—	(44,108,089)	—

Total change in net assets resulting from capital transactions	$6,927,777	$6,860,014	$45,483,926	$15,432,142

SHARE TRANSACTIONS:
Issued	125,000	125,000	1,800,000	300,000
Redeemed	—	—	(1,000,000)	—

Net increase in shares from share transactions	125,000	125,000	800,000	300,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	225

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan International Bond Opportunities ETF (formerly known as JPMorgan Global Bond Opportunities ETF)		JPMorgan Municipal ETF
	Six Months Ended August 31, 2020 (Unaudited)	Year Ended February 29, 2020	Six Months Ended August 31, 2020 (Unaudited)	Year Ended February 29, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,592,551	$6,285,285	$510,158	$860,167
Net realized gain (loss)	(2,508,544)	2,702,947	(24,905)	575,968
Change in net unrealized appreciation/depreciation	1,293,805	4,105,639	(924,311)	2,214,073

Change in net assets resulting from operations	1,377,812	13,093,871	(439,058)	3,650,208

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(1,594,453)	(8,337,390)	(425,044)	(1,413,794)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(2,535,599)	(15,184,873)	8,435,222	19,000,910

NET ASSETS:
Change in net assets	(2,752,240)	(10,428,392)	7,571,120	21,237,324
Beginning of period	169,928,839	180,357,231	52,390,882	31,153,558

End of period	$167,176,599	$169,928,839	$59,962,002	$52,390,882

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$24,863,232	$5,073,164	$19,016,427	$29,682,599
Cost of shares redeemed	(27,398,831)	(20,258,037)	(10,581,205)	(10,681,689)

Total change in net assets resulting from capital transactions	$(2,535,599)	$(15,184,873)	$8,435,222	$19,000,910

SHARE TRANSACTIONS:
Issued	500,000	100,000	350,000	550,000
Redeemed	(600,000)	(400,000)	(200,000)	(200,000)

Net increase (decrease) in shares from share transactions	(100,000)	(300,000)	150,000	350,000

SEE NOTES TO FINANCIAL STATEMENTS.

226	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

	JPMorgan U.S. Aggregate Bond ETF		JPMorgan Ultra-Short Income ETF
	Six Months Ended August 31, 2020 (Unaudited)	Year Ended February 29, 2020	Six Months Ended August 31, 2020 (Unaudited)	Year Ended February 29, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,645,318	$6,135,910	$87,643,587	$215,229,392
Net realized gain (loss)	3,088,745	1,526,368	(44,035,679)	4,869,131
Change in net unrealized appreciation/depreciation	6,811,084	19,826,834	81,496,870	41,300,189

Change in net assets resulting from operations	15,545,147	27,489,112	125,104,778	261,398,712

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(4,817,353)	(7,057,507)	(76,438,138)	(218,564,137)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	131,807,431	423,909,259	2,261,948,408	5,845,592,654

NET ASSETS:
Change in net assets	142,535,225	444,340,864	2,310,615,048	5,888,427,229
Beginning of period	543,070,946	98,730,082	11,591,489,504	5,703,062,275

End of period	$685,606,171	$543,070,946	$13,902,104,552	$11,591,489,504

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$168,136,155	$445,988,689	$4,671,659,696	$6,133,315,027
Cost of shares redeemed	(36,328,724)	(22,079,430)	(2,409,711,288)	(287,722,373)

Total change in net assets resulting from capital transactions	$131,807,431	$423,909,259	$2,261,948,408	$5,845,592,654

SHARE TRANSACTIONS:
Issued	6,050,000	16,750,000	92,300,000	121,600,000
Redeemed	(1,350,000)	(850,000)	(48,200,000)	(5,700,000)

Net increase in shares from share transactions	4,700,000	15,900,000	44,100,000	115,900,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	227

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan Ultra-Short Municipal Income ETF		JPMorgan USD Emerging Markets Sovereign Bond ETF
	Six Months Ended August 31, 2020 (Unaudited)	Year Ended February 29, 2020	Six Months Ended August 31, 2020 (Unaudited)	Year Ended February 29, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,758,619	$1,852,136	$1,925,471	$3,299,525
Net realized gain (loss)	4,285	(20,822)	(4,655,281)	380,895
Change in net unrealized appreciation/depreciation	2,137,137	526,419	926,530	3,946,502

Change in net assets resulting from operations	3,900,041	2,357,733	(1,803,280)	7,626,922

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(1,411,432)	(1,868,857)	(1,629,997)	(3,288,107)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	374,103,344	148,897,115	(4,473,264)	25,597,892

NET ASSETS:
Change in net assets	376,591,953	149,385,991	(7,906,541)	29,936,707
Beginning of period	207,185,582	57,799,591	91,713,454	61,776,747

End of period	$583,777,535	$207,185,582	$83,806,913	$91,713,454

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$374,103,344	$151,415,332	$19,156,204	$25,597,892
Cost of shares redeemed	—	(2,518,217)	(23,629,468)	—

Total change in net assets resulting from capital transactions	$374,103,344	$148,897,115	$(4,473,264)	$25,597,892

SHARE TRANSACTIONS:
Issued	7,350,000	3,000,000	400,000	500,000
Redeemed	—	(50,000)	(500,000)	—

Net increase (decrease) in shares from share transactions	7,350,000	2,950,000	(100,000)	500,000

SEE NOTES TO FINANCIAL STATEMENTS.

228	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	229

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

			Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
Six Months Ended August 31, 2020 (Unaudited)	$25.86	$0.26	$0.33		$0.59	$(0.23)	$—	$(0.23)
March 12, 2019 (f) through February 29, 2020	25.00	0.59	0.88		1.47	(0.61)	—	(0.61)

JPMorgan Core Plus Bond ETF
Six Months Ended August 31, 2020 (Unaudited)	54.17	0.49	1.45		1.94	(0.41)	—	(0.41)
Year Ended February 29, 2020	50.36	1.45	4.13		5.58	(1.44)	(0.33)	(1.77)
January 28, 2019 (f) through February 28, 2019	50.00	0.13	0.36		0.49	(0.13)	—	(0.13)

JPMorgan Corporate Bond Research Enhanced ETF
Six Months Ended August 31, 2020 (Unaudited)	56.27	0.84	0.82		1.66	(0.70)	—	(0.70)
Year Ended February 29, 2020	51.19	1.95	5.96		7.91	(1.93)	(0.90)	(2.83)
December 12, 2018 (f) through February 28, 2019	50.00	0.44	1.19		1.63	(0.44)	—	(0.44)

JPMorgan High Yield Research Enhanced ETF
Six Months Ended August 31, 2020 (Unaudited)	50.31	1.19	0.22	(l)	1.41	(1.06)	—	(1.06)
Year Ended February 29, 2020	49.86	2.50	0.53		3.03	(2.58)	—	(2.58)
Year Ended February 28, 2019	50.09	2.47	(0.23)		2.24	(2.47)	—	(2.47)
Year Ended February 28, 2018	50.96	2.44	(0.92)		1.52	(2.39)	—	(2.39)
September 14, 2016 (f) through February 28, 2017	50.00	1.14	0.96		2.10	(1.14)	— (k)	(1.14)

JPMorgan International Bond Opportunities ETF (formerly known as JPMorgan Global Bond Opportunities ETF)
Six Months Ended August 31, 2020 (Unaudited)	49.98	0.82	0.38	(l)	1.20	(0.52)	—	(0.52)
Year Ended February 29, 2020	48.75	1.71	1.86		3.57	(2.34)	—	(2.34)
Year Ended February 28, 2019	50.54	1.94	(0.97)		0.97	(2.56)	(0.20)	(2.76)
April 5, 2017 (f) through February 28, 2018	50.00	1.83	0.05	(l)	1.88	(1.34)	—	(1.34)

JPMorgan Municipal ETF
Six Months Ended August 31, 2020 (Unaudited)	55.15	0.57	(0.72)		(0.15)	(0.49)	—	(0.49)
Year Ended February 29, 2020	51.92	1.24	3.91		5.15	(1.22)	(0.70)	(1.92)
October 29, 2018 (f) through February 28, 2019	50.00	0.46	1.90		2.36	(0.44)	—	(0.44)

JPMorgan U.S. Aggregate Bond ETF
Six Months Ended August 31, 2020 (Unaudited)	27.43	0.26	0.52		0.78	(0.23)	—	(0.23)
Year Ended February 29, 2020	25.32	0.69	2.18		2.87	(0.72)	(0.04)	(0.76)
December 12, 2018 (f) through February 28, 2019	25.00	0.18	0.29		0.47	(0.15)	—	(0.15)

JPMorgan Ultra-Short Income ETF
Six Months Ended August 31, 2020 (Unaudited)	50.51	0.38	0.27		0.65	(0.35)	—	(0.35)
Year Ended February 29, 2020	50.20	1.28	0.32		1.60	(1.29)	—	(1.29)
Year Ended February 28, 2019	50.01	1.37	(0.04	) (l)	1.33	(1.14)	—	(1.14)
May 17, 2017 (f) through February 28, 2018	50.00	0.70	(0.08)		0.62	(0.61)	—	(0.61)

JPMorgan Ultra-Short Municipal Income ETF
Six Months Ended August 31, 2020 (Unaudited)	50.53	0.26	0.42		0.68	(0.23)	—	(0.23)
Year Ended February 29, 2020	50.26	0.78	0.26		1.04	(0.77)	—	(0.77)
October 16, 2018 (f) through February 28, 2019	50.00	0.35	0.23		0.58	(0.32)	—	(0.32)

JPMorgan USD Emerging Markets Sovereign Bond ETF
Six Months Ended August 31, 2020 (Unaudited)	50.95	1.07	(1.80)		(0.73)	(0.92)	—	(0.92)
Year Ended February 29, 2020	47.52	2.32	3.40		5.72	(2.29)	—	(2.29)
Year Ended February 28, 2019	48.83	2.31	(1.30)		1.01	(2.32)	—	(2.32)
January 29, 2018 (f) through February 28, 2018	50.00	0.19	(1.21)		(1.02)	(0.15)	—	(0.15)

(a)	Annualized for periods less than one year, unless otherwise indicated.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)

Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(f)	Commencement of operations.
(g)

Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(h)

Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the fund based on prior day net assets and other expenses are paid by the Advisor.

(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(j)	Amount rounds to less than 0.5%
(k)	Amount rounds to less than $0.005.
(l)

Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

SEE NOTES TO FINANCIAL STATEMENTS.

230	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

Ratios/Supplemental data
						Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)		Net assets, end of period	Net expenses		Net investment income (loss)	Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$26.22	$26.34	2.27%	2.82%		$41,951,397	0.05%		1.99%	0.05%		24%
25.86	25.84	5.93	5.85	(g)	37,495,084	0.05		2.38	0.05		56

55.70	55.68	3.60	3.05		105,830,165	0.36		1.78	0.36		132
54.17	54.44	11.24	11.52		54,168,824	0.38		2.76	0.69	(h)	91
50.36	50.48	0.97	1.21	(g)	25,178,102	0.38	(i)	2.96	5.38	(h)(i)	—	(j)

57.23	57.36	3.00	2.81		42,921,995	0.14		2.99	0.14		22
56.27	56.50	15.74	15.95		35,170,394	0.14		3.58	0.65	(h)	67
51.19	51.30	3.26	3.48	(g)	25,595,493	0.14	(i)	3.98	2.13	(h)(i)	12

50.66	50.71	2.97	2.43		212,771,481	0.24		4.90	0.24		28
50.31	50.62	6.15	6.88		171,037,324	0.32		4.90	0.44	(h)	128
49.86	49.82	4.66	4.00		154,570,385	0.40		5.01	0.57	(h)	23
50.09	50.36	3.00	3.12		105,191,308	0.40		4.78	0.98	(h)	23
50.96	51.16	4.24	4.64	(g)	30,574,068	0.39	(i)	4.99	1.74	(h)(i)	8

50.66	50.94	2.47	3.35		167,176,599	0.49		3.30	0.49		60
49.98	49.83	7.39	6.89		169,928,839	0.53		3.40	0.69	(h)	88
48.75	48.83	2.09	2.13		180,357,231	0.54		3.92	0.82	(h)	73
50.54	50.60	3.76	3.88	(g)	151,634,232	0.53	(i)	3.98	1.10	(h)(i)	52

54.51	54.59	(0.25)	0.06		59,962,002	0.23		2.09	0.23		42
55.15	55.06	10.09	9.71		52,390,882	0.23		2.31	0.67	(h)	51
51.92	52.01	4.74	4.92	(g)	31,153,558	0.23	(i)	2.65	1.06	(h)(i)	15

27.98	27.98	2.84	2.73		685,606,171	0.07		1.87	0.07		32
27.43	27.46	11.46	11.49		543,070,946	0.07		2.61	0.20	(h)	57
25.32	25.34	1.90	1.98	(g)	98,730,082	0.07	(i)	3.26	1.14	(h)(i)	53

50.81	50.87	1.29	1.35		13,902,104,552	0.16		1.49	0.16		60
50.51	50.54	3.22	3.22		11,591,489,504	0.18		2.53	0.22	(h)	46
50.20	50.23	2.68	2.66		5,703,062,275	0.17		2.74	0.28	(h)	43
50.01	50.05	1.25	1.33	(g)	200,051,266	0.16	(i)	1.77	0.55	(h)(i)	25

50.98	51.00	1.35	1.33		583,777,535	0.17		1.01	0.17		53
50.53	50.56	2.09	2.09		207,185,582	0.18		1.55	0.34	(h)	153
50.26	50.29	1.16	1.22	(g)	57,799,591	0.17	(i)	1.88	0.79	(h)(i)	61

49.30	49.55	(1.29)	(1.19)		83,806,913	0.39		4.56	0.39		28
50.95	51.15	12.25	12.44		91,713,454	0.39		4.64	0.58	(h)	53
47.52	47.62	2.29	2.23		61,776,747	0.39		4.96	0.87	(h)	28
48.83	48.95	(2.03)	(1.79	)(g)	53,713,929	0.35	(i)	4.79	2.74	(h)(i)	2

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	231

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2020 (Unaudited)

1. Organization

J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

Diversification Classification
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	Diversified
JPMorgan Core Plus Bond ETF	Diversified
JPMorgan Corporate Bond Research Enhanced ETF	Diversified
JPMorgan High Yield Research Enhanced ETF	Diversified
JPMorgan International Bond Opportunities ETF(1)	Diversified
JPMorgan Municipal ETF	Diversified
JPMorgan U.S. Aggregate Bond ETF	Diversified
JPMorgan Ultra-Short Income ETF	Diversified
JPMorgan Ultra-Short Municipal Income ETF	Diversified
JPMorgan USD Emerging Markets Sovereign Bond ETF	Diversified

(1)	Effective September 14, 2020, JPMorgan Global Bond Opportunities ETF changed its name to JPMorgan International Bond Opportunities ETF.

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF (the “BetaBuilders 1-5 Year U.S. Aggregate Bond ETF”) commenced operations on March 12, 2019. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Barclays Short-Term U.S. Aggregate Bond Index.

The investment objective of JPMorgan Core Plus Bond ETF (the “Core Plus Bond ETF”) is to seek a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

The investment objective of JPMorgan Corporate Bond Research Enhanced ETF (the “Corporate Bond Research Enhanced ETF”) is to seek to provide total return from a portfolio of investment grade corporate bonds.

The investment objective of JPMorgan High Yield Research Enhanced ETF (the “High Yield Research Enhanced ETF”) is to seek to provide a high level of income with capital appreciation as a secondary objective.

The investment objective of JPMorgan International Bond Opportunities ETF (formerly JPMorgan Global Bond Opportunities ETF) (the “International Bond Opportunities ETF”) is to seek to provide total return.

The investment objective of JPMorgan Municipal ETF (the “Municipal ETF”) is to seek to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal income tax purposes.

The investment objective of JPMorgan U.S. Aggregate Bond ETF (the “U.S. Aggregate Bond ETF”) is to seek long-term total return.

The investment objective of JPMorgan Ultra-Short Income ETF (the “Ultra-Short Income ETF”) is to seek to provide current income while seeking to maintain a low volatility of principal.

The investment objective of JPMorgan Ultra-Short Municipal Income ETF (the “Ultra-Short Municipal Income ETF”) is to seek to provide as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

The investment objective of JPMorgan USD Emerging Markets Sovereign Bond ETF (the “USD Emerging Markets Sovereign Bond ETF”) is to seek investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Emerging Markets Risk-Aware Bond Index.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

232	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

Shares of each Fund are listed and traded at market price on an exchange as follows:

Listing Exchange
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	Cboe BZX Exchange, Inc.
Core Plus Bond ETF	Cboe BZX Exchange, Inc.
Corporate Bond Research Enhanced ETF	NYSE Arca, Inc.
High Yield Research Enhanced ETF	Cboe BZX Exchange, Inc.
International Bond Opportunities ETF	Cboe BZX Exchange, Inc.
Municipal ETF	Cboe BZX Exchange, Inc.
U.S. Aggregate Bond ETF	NYSE Arca, Inc.
Ultra-Short Income ETF	Cboe BZX Exchange, Inc.
Ultra-Short Municipal Income ETF	Cboe BZX Exchange, Inc.
USD Emerging Markets Sovereign Bond ETF	NYSE Arca, Inc.

Market prices for the Funds’ shares may be different from their net asset value (“NAV”).

The Funds issue and redeem their shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units” as shown in the table below:

Shares per Creation Unit
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	50,000
Core Plus Bond ETF	100,000
Corporate Bond Research Enhanced ETF	25,000
High Yield Research Enhanced ETF	100,000
International Bond Opportunities ETF	100,000
Municipal ETF	50,000
U.S. Aggregate Bond ETF	50,000
Ultra-Short Income ETF	50,000
Ultra-Short Municipal Income ETF	50,000
USD Emerging Markets Sovereign Bond ETF	100,000

The Funds may elect creations and redemptions in cash or partially in cash. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	233

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by Core Plus Bond ETF and International Bond Opportunities ETF at August 31, 2020.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$386,066	$—	$386,066
Commercial Mortgage-Backed Securities	—	900,829	118,252	1,019,081
Corporate Bonds	—	10,758,338	—	10,758,338
Foreign Government Securities	—	561,551	—	561,551
Mortgage-Backed Securities	—	3,110,757	—	3,110,757
Municipal Bonds	—	57,724	—	57,724
Supranational	—	1,372,155	—	1,372,155
U.S. Government Agency Securities	—	1,357,635	—	1,357,635
U.S. Treasury Obligations	—	22,992,417	—	22,992,417
Short-Term Investments
Investment Companies	269,143	—	—	269,143
Investment of cash collateral from securities loaned	44,450	—	—	44,450

Total Short-Term Investments	313,593	—	—	313,593

Total Investments in Securities	$313,593	$41,497,472	$118,252	$41,929,317

234	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

Core Plus Bond ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$9,905,014	$4,776,352	$14,681,366
Collateralized Mortgage Obligations	–	2,488,391	649,421	3,137,812
Commercial Mortgage-Backed Securities	–	2,621,397	136,150	2,757,547
Corporate Bonds	—	31,069,790	—	31,069,790
Mortgage-Backed Securities	—	26,346,228	—	26,346,228
Municipal Bonds	—	37,199	—	37,199
Preferred Stocks	—	3,027	—	3,027
U.S. Treasury Obligations	—	16,212,080	—	16,212,080
Short-Term Investments
Investment Companies	30,087,297	—	—	30,087,297

Total Investments in Securities	$30,087,297	$88,683,126	$5,561,923	$124,332,346

Appreciation in Other Financial Instruments
Futures Contracts	$6,162	$—	$—	$6,162

Depreciation in Other Financial Instruments
Futures Contracts	$(13,356)	$—	$—	$(13,356)

Corporate Bond Research Enhanced ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$43,476	$—	$43,476
Corporate Bonds	—	42,409,552	—	42,409,552
U.S. Treasury Obligations	—	192,310	—	192,310
Short-Term Investments
Investment Companies	147,739	—	—	147,739

Total Investments in Securities	$147,739	$42,645,338	$—	$42,793,077

Appreciation in Other Financial Instruments
Futures Contracts	$10,127	$—	$—	$10,127

Depreciation in Other Financial Instruments
Futures Contracts	$(13,559)	$—	$—	$(13,559)

High Yield Research Enhanced ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Corporate Bonds	$—	$207,039,618	$—	$207,039,618
Short-Term Investments
Investment Companies	8,904,727	—	—	8,904,727

Total Investments in Securities	$8,904,727	$207,039,618	$—	$215,944,345

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	235

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

International Bond Opportunities ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$8,669,185	$3,082,787	$11,751,972
Collateralized Mortgage Obligations
United States	—	8,706,436	150,353	8,856,789
United Kingdom	—	393,643	–	393,643

Total Collateralized Mortgage Obligations	—	9,100,079	150,353	9,250,432

Commercial Mortgage-Backed Securities
United States	—	5,224,104	1,527,233	6,751,337
Corporate Bonds	—	90,329,591	—	90,329,591
Foreign Government Securities	—	38,452,107	—	38,452,107
Preferred Stocks	29,128	–	—	29,128
Supranational	—	217,000	—	217,000
U.S. Treasury Obligations	—	4,485,126	—	4,485,126
Warrants	—	86	—	86
Short-Term Investments
Investment Companies	3,063,953	—	—	3,063,953

Total Investments in Securities	$3,093,081	$156,477,278	$4,760,373	$164,330,732

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$126,308	$—	$126,308
Futures Contracts	93,815	–	—	93,815

Total Appreciation in Other Financial Instruments	$93,815	$126,308	$—	$220,123

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(651,610)	$—	$(651,610)
Futures Contracts	(104,054)	–	—	(104,054)
Swaps	—	(910,923)	—	(910,923)

Total Depreciation in Other Financial Instruments	$(104,054)	$(1,562,533)	$—	$(1,666,587)

Municipal ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$58,631,508	$—	$58,631,508
Short-Term Investments
Investment Companies	1,894,684	—	—	1,894,684

Total Investments in Securities	$1,894,684	$58,631,508	$—	$60,526,192

236	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

U.S. Aggregate Bond ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$2,108,253	$—	$2,108,253
Commercial Mortgage-Backed Securities	—	13,506,315	925,919	14,432,234
Corporate Bonds	—	190,930,543	—	190,930,543
Foreign Government Securities	—	12,482,523	—	12,482,523
Mortgage-Backed Securities	—	182,213,414	—	182,213,414
Municipal Bonds	—	4,366,533	—	4,366,533
Supranational	—	9,861,320	—	9,861,320
U.S. Government Agency Securities	—	11,137,392	—	11,137,392
U.S. Treasury Obligations	—	250,485,334	—	250,485,334
Short-Term Investments
Investment Companies	1,428,775	—	—	1,428,775
Investment of cash collateral from securities loaned	4,005,230	—	—	4,005,230

Total Short-Term Investments	5,434,005	—	—	5,434,005

Total Investments in Securities	$5,434,005	$677,091,627	$925,919	$683,451,551

Ultra-Short Income ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$652,944,540	$754,542	$653,699,082
Certificates of Deposit	—	81,054,996	—	81,054,996
Collateralized Mortgage Obligations	—	5,452,501	—	5,452,501
Commercial Mortgage-Backed Securities	—	145,338,096	—	145,338,096
Corporate Bonds	—	10,395,475,227	—	10,395,475,227
Short-Term Investments
Certificates of Deposit	—	672,256,569	—	672,256,569
Commercial Paper	—	1,040,253,140	—	1,040,253,140
Investment Companies	867,938,428	—	—	867,938,428
Investment of cash collateral from securities loaned	53,754,829	—	—	53,754,829
Repurchase Agreements	—	72,000,000	—	72,000,000

Total Short-Term Investments	921,693,257	1,784,509,709	—	2,706,202,966

Total Investments in Securities	$921,693,257	$13,064,775,069	$754,542	$13,987,222,868

Depreciation in Other Financial Instruments
Futures Contracts	$(623,818)	$—	$—	$(623,818)

Ultra-Short Municipal Income ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Municipal Bonds	$—	$493,253,547	$—	$493,253,547
Short-Term Investments
Investment Companies	97,757,412	—	—	97,757,412

Total Investments in Securities	$97,757,412	$493,253,547	$—	$591,010,959

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	237

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

USD Emerging Markets Sovereign Bond ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Corporate Bonds	$—	$8,380,679	$—	$8,380,679
Foreign Government Securities	—	73,768,171	—	73,768,171
Short-Term Investments
Investment Companies	471,490	—	—	471,490
Investment of cash collateral from securities loaned	1,783,213	—	—	1,783,213

Total Short-Term Investments	2,254,703	—	—	2,254,703

Total Investments in Securities	$2,254,703	$82,148,850	$—	$84,403,553

There were no significant transfers into or out of level 3 for the six months ended August 31, 2020 for BetaBuilders 1-5 Year U.S. Aggregate Bond ETF and U.S. Aggregate Bond ETF.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

Core Plus Bond ETF	Balance as of February 29, 2020	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2020
Investments in Securities
Asset-Backed Securities	$2,033,177	$(24)	$92,510	$(242)	$3,020,620	$(719,929)	$737,471	$(387,231)	$4,776,352
Collateralized Mortgage Obligations	691,915	—	7,698	(152)	—	(50,040)	—	—	649,421
Commercial Mortgage-Backed Securities	150,000	—	(13,850)	—	—	—	—	—	136,150

Total	$2,875,092	$(24)	$86,358	$(394)	$3,020,620	$(769,969)	$737,471	$(387,231)	$5,561,923

International Bond Opportunities ETF	Balance as of February 29, 2020		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2020
Investments in Securities
Asset-Backed Securities — Cayman Islands	$348,565		$(24,080)	$1,435	$—	$—	$(325,920)	$—	$—	$—
Asset-Backed Securities — United States	4,749,667		—	(116,563)	271	—	(866,385)	—	(684,203)	3,082,787
Collateralized Mortgage Obligations — United States	153,617		—	(3,264)	—	—	—	—	—	150,353
Commercial Mortgage-Backed Securities —United States	1,776,971		(13,557)	(117,860)	1,027	—	(262,988)	143,640	—	1,527,233
Corporate Bonds —Luxembourg	336,188		—	(12,682)	127	—	(323,633)	—	—	—
Corporate Bonds — United States	—	(a)	7,488	—	—	—	(7,488)	—	—	—

Total	$7,365,008		$(30,149)	$(248,934)	$1,425	$—	$(1,786,414)	$143,640	$(684,203)	$4,760,373

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is Zero.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at August 31, 2020, which were valued using significant unobservable inputs (level 3) were as follows:

Core Plus Bond ETF	$86,358
International Bond Opportunities ETF	(236,147)

238	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

Transfers from level 2 and level 3 are due to a decline in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the six months ended August 31, 2020 for Core Plus Bond ETF.

There were no significant transfers into or out of level 3 for the six months ended August 31, 2020 for International Bond Opportunities ETF.

Core Plus Bond ETF

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at August 31, 2020	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$4,776,352	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (20.18%)
			Yield (Discount Rate of Cash Flows)	1.35% - 6.08% (3.28%)

Asset-Backed Securities	4,776,352

	649,421	Discounted Cash Flow	Constant Prepayment Rate	100.00% - 100.00% (13.06%)
			Yield (Discount Rate of Cash Flows)	1.35% - 1.37% (0.19%)

Collateralized Mortgage Obligations	649,421

	136,150	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	5.26% (5.26%)

Commercial Mortgage-Backed Securities	136,150

Total	$5,561,923

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

International Bond Opportunities ETF

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at August 31, 2020	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$3,082,787	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 35.00% (16.37%)
			Constant Default Rate	0.00% - 3.00% (0.46%)
			Yield (Discount Rate of Cash Flows)	1.31% - 13.86% (4.67%)

Asset-Backed Securities	3,082,787

	1,321,958	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (16.70%)
			Constant Default Rate	0.00% - 2.00% (0.33%)
			Yield (Discount Rate of Cash Flows)	2.23% - 199.0% (26.03%)

Commercial Mortgage-Backed Securities	1,321,958

	150,353	Discounted Cash Flow	Constant Prepayment Rate	20.00% (20.00%)
			Constant Default Rate	0.50% (0.50%)
			Yield (Discount Rate of Cash Flows)	3.89% (3.89%)

Commercial Mortgage Obligation	150,353

Total	$4,555,098

#

The table above does not include certain level 3 securities that are valued by brokers and pricing services. At August 31, 2020, the value of these securities was $205,275. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2. A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	239

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of August 31, 2020, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions that meet the credit guidelines of JPMIM. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Repurchase agreement collateral may be held in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan.

The Funds’ repurchase agreements are not subject to master netting arrangements.

D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, Core Plus Bond ETF, Municipal ETF and Ultra-Short Municipal Income ETF purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, Core Plus Bond ETF, Municipal ETF and Ultra-Short Municipal Income ETF had delayed delivery securities outstanding as of August 31, 2020, which are shown as a Receivable for Investment securities sold — delayed delivery securities and Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities (“SAL”). The values of these securities held at August 31, 2020 are detailed on the SOIs.

E. Securities Lending — The Funds, except International Bond Opportunities ETF, are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the SOP as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the SOP.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the SALs. The value of the cash collateral received is recorded as a liability on the SAL and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses

240	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of August 31, 2020.

	Investment Securities on Loan, at Value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$43,344	$(43,344)	$—
U.S. Aggregate Bond ETF	3,838,768	(3,838,768)	—
Ultra-Short Income ETF	52,396,832	(52,396,832)	—
USD Emerging Markets Sovereign Bond ETF	1,727,633	(1,727,633)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived management fees and investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the six months ended August 31, 2020, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows:

BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$64
Core Plus Bond ETF	1
High Yield Research Enhanced ETF	460
U.S. Aggregate Bond ETF	1,551
Ultra-Short Income ETF	2,737
USD Emerging Markets Sovereign Bond ETF	740

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the SOP as Income from securities lending (net).

Corporate Bond Research Enhanced ETF, Municipal ETF and Ultra-Short Municipal Income ETF did not lend out any securities during the six months ended August 31, 2020.

F. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Included in the purchases and sales amounts in the tables below are exchanges between certain shares of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or calculating portfolio turnover.

BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

For the six months ended August 31, 2020
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2020	Shares at August 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.32% (a) (b)	$—	$15,000	$—	$—	$—	$15,000	14,996	$3	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.07% (a) (b)	—	2,137,010	2,107,560	—	—	29,450	29,450	236	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a) (b)	95,622	9,267,745	9,094,224	—	—	269,143	269,143	156		—

Total	$95,622	$11,419,755	$11,201,784	$—	$—	$313,593		$395		$—

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	241

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

Core Plus Bond ETF

For the six months ended August 31, 2020
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2020	Shares at August 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	$—	$111,875	$111,875	$—	$—	$—	—	$8	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a) (b)	10,592,327	46,687,285	27,192,315	—	—	30,087,297	30,087,297	16,620		—

Total	$10,592,327	$46,799,160	$27,304,190	$—	$—	$30,087,297		$16,628		$—

Corporate Bond Research Enhanced ETF

For the six months ended August 31, 2020
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2020	Shares at August 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a) (b)	$326,606	$8,601,327	$8,780,194	$—	$—	$147,739	147,739	$625	$—

High Yield Research Enhanced ETF

For the six months ended August 31, 2020
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2020	Shares at August 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	$2,675,130	$9,260,615	$11,935,745	$—	$—	$—	—	$3,631	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a) (b)	1,006,572	62,921,538	55,023,383	—	—	8,904,727	8,904,727	3,008		—

Total	$3,681,702	$72,182,153	$66,959,128	$—	$—	$8,904,727		$6,639		$—

International Bond Opportunities ETF

For the six months ended August 31, 2020
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2020	Shares at August 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a) (b)	$2,920,684	$66,614,393	$66,471,124	$—	$—	$3,063,953	3,063,953	$10,327	$—

Municipal ETF

For the six months ended August 31, 2020
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2020	Shares at August 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.04% (a) (b)	$5,501,376	$33,467,713	$37,073,345	$(1,118)	$58	$1,894,684	1,893,358	$5,120	$—

242	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

U.S. Aggregate Bond ETF

For the six months ended August 31, 2020
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2020	Shares at August 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.32% (a) (b)	$—	$5,500,000	$2,000,000	$—	$—	$3,500,000	3,498,950	$447	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.07% (a) (b)	—	40,151,484	39,646,254	—	—	505,230	505,230	5,622	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a) (b)	1,208,867	80,640,380	80,420,472	—	—	1,428,775	1,428,775	2,192		—

Total	$1,208,867	$126,291,864	$122,066,726	$—	$—	$5,434,005		$8,261		$—

Ultra-Short Income ETF

For the six months ended August 31, 2020
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2020	Shares at August 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.32% (a) (b)	$1,000,000	$220,000,000	$173,750,000	$(5,899	)*	$—	$47,244,101	47,229,932	$60,009	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.07% (a) (b)	1,286,200	209,969,307	204,744,779	—		—	6,510,728	6,510,728	9,690	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a) (b)	667,817,128	6,139,457,824	5,939,336,524	—		—	867,938,428	867,938,428	1,149,503		—

Total	$670,103,328	$6,569,427,131	$6,317,831,303	$(5,899)		$—	$921,693,257		$1,219,202		$—

Ultra-Short Municipal Income ETF

For the six months ended August 31, 2020
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2020	Shares at August 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.04% (a) (b)	$8,637,248	$364,822,703	$275,709,415	$(346)	$7,222	$97,757,412	97,689,030	$42,955	$—

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	243

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

USD Emerging Markets Sovereign Bond ETF

For the six months ended August 31, 2020
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2020	Shares at August 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.07% (a) (b)	$—	$16,655,380	$14,872,167	$—	$—	$1,783,213	1,783,213	$2,466	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a) (b)	355,735	10,963,280	10,847,525	—	—	471,490	471,490	578		—

Total	$355,735	$27,618,660	$25,719,692	$—	$—	$2,254,703		$3,044		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2020.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the SOP.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the SOP. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/ depreciation on foreign currency translations on the SOP.

H. Derivatives — The Funds used derivative instruments including futures and forward foreign currency exchange contracts, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the SAL.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Funds.

Notes (1) — (3) below describe the various derivatives used by the Funds.

244	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

(1). Futures Contracts — The Core Bond Plus ETF, Corporate Bond Research Enhanced ETF, International Bond Opportunities ETF and Ultra-Short Income ETF used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Funds also purchased futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations (“SOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the SOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the SAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the SAL.

The use of futures contracts exposes the Funds to interest rate risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the SAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The International Bond Opportunities ETF is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollar without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(3). Swaps — The International Bond Opportunities ETF engaged in various swap transactions, including credit default and index swaps, to manage credit and interest rate (e.g., duration, yield curve) risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over the counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the SAL and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the SAL at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the SAL. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the SAL. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the SOP. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The central clearinghouse acts as the counterparty to each centrally cleared swap transaction, therefore credit risk is limited to the failure of the clearinghouse.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	245

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

Credit Default Swaps

The International Bond Opportunities ETF entered into credit default and interest rate swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the SAL. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Interest Rate Swaps

The International Bond Opportunities ETF entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolios. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically based on a fixed interest rate.

(4). Summary of Derivatives Information

The following tables present the value of derivatives held as of August 31, 2020 by their primary underlying risk exposure and respective location on the SAL:

Core Plus Bond ETF
Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net assets — Unrealized Appreciation	$6,162

Gross Liabilities:
Interest rate contracts	Payables, Net assets — Unrealized Depreciation	$(13,356)

(a)	This amount reflects the cumulative appreciation/depreciation of futures contracts as reported on the SOIs. The SAL only reflects the current day variation margin receivable/payable from/to brokers.

Corporate Bond Research Enhanced ETF
Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net assets — Unrealized Appreciation	$10,127

Gross Liabilities:
Interest rate contracts	Payables, Net assets — Unrealized Depreciation	$(13,559)

(a)	This amount reflects the cumulative appreciation/depreciation of futures contracts as reported on the SOIs. The SAL only reflects the current day variation margin receivable/payable from/to brokers.

246	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

International Bond Opportunities ETF
Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	OTC Swaps	Total
Credit contracts	Receivables	$—	$—	$—	$124,926	$124,926
Foreign exchange contracts	Receivables	—	126,308	—	—	126,308
Interest rate contracts	Receivables, Net assets — Unrealized Appreciation	93,815	—	—	—	93,815

Total		$93,815	$126,308	$—	$124,926	$345,049

Gross Liabilities:
Credit contracts	Payables	$—	$—	$(488,022)	$—	$(488,022)
Foreign exchange contracts	Payables	—	(651,610)	—	—	(651,610)
Interest rate contracts	Payables, Net assets — Unrealized Depreciation	(104,054)	—	—	—	(104,054)

Total		$(104,054)	$(651,610)	$(488,022)	$–	$(1,243,686)

(a)	This amount reflects the cumulative appreciation/depreciation of futures contracts as reported on the SOIs. The SAL only reflects the current day variation margin receivable/payable from/to brokers.
(b)	This amount represents the value of centrally cleared swaps as reported on the SOIs. The SAL only reflect the current day variation margin receivable/payable from/to brokers.

Ultra-Short Income ETF
Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Interest rate contracts	Payables, Net assets — Unrealized Depreciation	$(623,818)

(a)	This amount reflects the cumulative appreciation/depreciation of futures contracts as reported on the SOIs. The SAL only reflects the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the SOP for the six months ended August 31, 2020, by primary underlying risk exposure:

Core Plus Bond ETF
Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$150,897

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(76,578)

Corporate Bond Research Enhanced ETF
Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$1,193

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(5,952)

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	247

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

International Bond Opportunities ETF
Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$1,932,794	$1,932,794
Foreign exchange contracts	—	(1,103,206)	–	(1,103,206)
Interest rate contracts	998,146	—	(109,392)	888,754

Total	$998,146	$(1,103,206)	$1,823,402	$1,718,342

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$(1,008,576)	$(1,008,576)
Foreign exchange contracts	—	(445,051)	–	(445,051)
Interest rate contracts	(51,293)	—	49,487	(1,806)

Total	$(51,293)	$(445,051)	$(959,089)	$(1,455,433)

Ultra-Short Income ETF
Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$4,226,333

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(428,836)

Derivatives Volume

The table below discloses the volume of the Funds’ futures contracts and forward foreign currency exchange contracts activity during the six months ended August 31, 2020. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Core Plus Bond ETF	Corporate Bond Research Enhanced ETF	International Bond Opportunities ETF		Ultra-Short Income ETF
Futures Contracts — Interest:
Average Notional Balance Long	$8,704,262	$2,840,142	$37,894,911		$1,818,884,879	(a)
Average Notional Balance Short	1,606,650	2,647,324	28,713,115		416,803,405
Ending Notional Balance Long	10,091,938	3,055,000	42,238,428		—
Ending Notional Balance Short	2,167,594	3,204,156	45,171,492		893,938,063

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	—	—	32,481,541		—
Average Settlement Value Sold	—	—	71,425,839		—
Ending Settlement Value Purchased	—	—	30,698,470		—
Ending Settlement Value Sold	—	—	67,602,599		—

Credit Default Swaps:
Average Notional Balance — Buy Protection	—	—	14,462,784		—
Ending Notional Balance — Buy Protection	—	—	11,251,832		—

Interest Rate-Related Swaps:			—
Average Notional Balance — Pays Fixed rate	—	—	2,370,634	(a)	—
Average Notional Balance — Receives Fixed rate	—	—	8,718,620	(a)	—

(a)	For the period March 1, 2020 through March 31, 2020.

248	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. The cash collateral is included on the SAL as Restricted cash. Collateral received by the Fund is held in a separate segregated account maintained by JPMCB, an affiliate of the Funds. These amounts are not reflected on the Fund’s Statement of Assets and Liabilities and are disclosed in the table below.

The Fund’s derivative contracts collateral requirements and collateral posted or received by the counterparty as of August 31, 2020 are as follows:

Fund		Counterparty	Value of swap contracts	Collateral amount
International Bond Opportunities ETF	Collateral Received	Goldman Sachs International	$76,057	$(60,000)

The Funds’ derivatives contracts held at August 31, 2020 are not accounted for as hedging instruments under GAAP.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of August 31, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Management Fee — JPMIM manages the investments of each Fund pursuant to the Fund’s respective Management Agreement. For such services, JPMIM is paid a fee which is accrued daily and paid no more frequently than monthly based on each Fund’s respective average daily net assets at the following rate:

BetaBuilders 1-5 Year U.S Aggregate Bond ETF	0.05%
Core Plus Bond ETF	0.40
Corporate Bond Research Enhanced ETF	0.14
High Yield Research Enhanced ETF	0.24
International Bond Opportunities ETF	0.50
Municipal ETF	0.24
U.S. Aggregate Bond ETF	0.07
Ultra-Short Income ETF	0.18
Ultra-Short Municipal Income ETF	0.18
USD Emerging Markets Sovereign Bond ETF	0.39

Under the Management Agreements, JPMIM is responsible for substantially all expenses of the Fund, (including expenses of the Trust relating to each Fund), except for the management fees, payments under the Funds’ 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, each Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with each Fund’s securities lending program, if applicable. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished through a Fund’s payment of such expenses and a corresponding reduction in the fee payable to the Adviser, provided, however, that if the amount of expenses paid by a Fund exceeds the fee payable to the Adviser, the Adviser will reimburse that Fund for such amount.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	249

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

B. Administration Fee — JPMIM provides administration services to the Funds. Pursuant to each Fund’s Management Agreement, JPMIM is compensated as described in Note 3.A.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the management fees payable to JPMIM.

C. Custodian, Accounting and Transfer Agent Fees — JPMCB provides custody, accounting and transfer agency services to the Funds. For performing these services, JPMIM pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.

Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of fund shares. These fees are paid to JPMIM to offset certain custodian charges incurred by JPMIM covered under the Management Agreement.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the SOP. Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the SOP.

D. Waivers and Reimbursements — The Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The fees for affiliated money market funds are covered under the Management Agreement as described in Note 3.A.

E. Distribution Services — The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives no fees for their distribution services under the distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. The fees associated with the Office of the Chief Compliance Officer are paid for by JPMIM as described in Note 3.A.

During the six months ended August 31, 2020, Core Plus Bond ETF, Corporate Bond Research Enhanced ETF, International Bond Opportunities ETF, Municipal ETF, Ultra-Short Income ETF and Ultra-Short Municipal Income ETF purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended August 31, 2020, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$7,640,180	$4,542,311	$5,344,458	$4,494,132
Core Plus Bond ETF	124,756,588	87,047,408	14,251,085	7,226,869
Corporate Bond Research Enhanced ETF	14,537,110	7,887,197	573,138	539,284
High Yield Research Enhanced ETF	90,948,417	42,612,251	—	—
International Bond Opportunities ETF	84,958,283	86,414,158	6,610,555	2,163,069
Municipal ETF	28,933,859	19,395,969	—	—
U.S. Aggregate Bond ETF	235,847,020	132,605,746	86,631,746	59,015,063
Ultra-Short Income ETF	6,724,499,176	4,319,187,912	284,011,934	721,541,926
Ultra-Short Municipal Income ETF	368,925,342	123,872,315	—	—
USD Emerging Markets Sovereign Bond ETF	42,999,550	23,234,130	—	—

For the six months ended August 31, 2020, in-kind transactions associated with creations and redemptions were as follows:

	In-Kind Creations	In-Kind Redemptions
Corporate Bond Research Enhanced ETF	$1,178,282	$—
High Yield Research Enhanced ETF	33,615,367	38,219,470
U.S. Aggregate Bond ETF	20,342,859	15,695,299
USD Emerging Markets Sovereign Bond ETF	—	23,007,595

250	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2020 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$40,622,599	$1,323,420	$16,702	$1,306,718
Core Plus Bond ETF	121,138,484	3,571,560	384,892	3,186,668
Corporate Bond Research Enhanced ETF	39,321,097	3,542,990	74,442	3,468,548
High Yield Research Enhanced ETF	212,222,691	5,354,155	1,632,501	3,721,654
International Bond Opportunities ETF	159,891,025	7,966,921	4,425,851	3,541,070
Municipal ETF	58,327,169	2,491,178	292,155	2,199,023
U.S. Aggregate Bond ETF	656,694,099	27,555,660	798,208	26,757,452
Ultra-Short Income ETF	13,861,119,651	130,617,461	5,138,062	125,479,399
Ultra-Short Municipal Income ETF	588,212,991	2,848,318	50,350	2,797,968
USD Emerging Markets Sovereign Bond ETF	81,191,462	4,048,681	836,590	3,212,091

As of February 29, 2020, the following Funds had the following net capital loss carryforwards:

	Capital Loss Carryforward
	Short-Term	Long-Term
International Bond Opportunities ETF	$959,701	$2,182,707
USD Emerging Markets Sovereign Bond ETF	324,559	—

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year.

For the year ended February 29, 2020, the Funds deferred to March 1, 2020 the following net capital losses of:

	Net Capital Losses (Gains)
	Short- Term	Long-Term
International Bond Opportunities ETF	$439,019	$445,832
Ultra-Short Municipal Income ETF	27,516	(2,048)

During the year ended February 29, 2020, the following Funds utilized capital loss carryforwards as follows:

	Capital Loss Utilized
	Short-Term	Long-Term
Global Bond Opportunities ETF	$223,858	$—
High Yield Research Enhanced ETF	278,732	77,763
USD Emerging Markets Sovereign Bond ETF	337,778	—

6. Capital Share Transactions

The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statements of Changes in Net Assets.

Shares of the Funds may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds’ shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Funds. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.

Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105%, for BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, Corporate Bond Research Enhanced ETF, International Bond Opportunities ETF, High Yield Research Enhanced ETF, U.S. Aggregate Bond ETF, Ultra-Short Income ETF and USD Emerging Markets Sovereign Bond ETF, of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	251

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

Authorized Participants transacting in Creation Units for cash may also pay a variable fee to compensate the relevant fund for market impact expenses relating to investing in portfolio securities. Such variable fees, if any, are included in “Proceeds from shares issued” in the Statements of Changes in Net Assets.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of August 31, 2020, the Adviser owns shares representing more than 10% of net assets of the following Funds:

% of Ownership
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	61%
Core Plus Bond ETF	16
Corporate Bond Research Enhanced ETF	66
Municipal ETF	43
USD Emerging Markets Sovereign Bond ETF	59

As of August 31, 2020, JPMorgan SmartRetirement Blend Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of a certain Fund as follows:

JPMorgan SmartRetirement Blend Funds
U.S. Aggregate Bond ETF	14.6%

Significant shareholder transactions by the Adviser may impact the Funds’ performance.

The Core Plus Bond ETF, International Bond Opportunities ETF, U.S. Aggregate Bond ETF and Ultra-Short Income ETF are subject to risks associated with securities with contractual cash flows including asset backed and mortgage-related securities such as collateralized mortgage obligations, mortgage-pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The High Yield Research Enhanced ETF invests in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds.”) These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

International Bond Opportunities ETF’s and USD Emerging Markets Sovereign Bond ETF’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Funds’ investments and the income they generate, as well as the Funds’ ability to repatriate such amounts.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

The International Bond Opportunities ETF is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swaps, forward foreign currency exchange contracts and TBA securities.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. During the periods when interest rates are low or there are negative interest rates, the Funds’ yield (and total return) also may be low or the Funds may be

252	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Funds. Such concentrations may subject each Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Funds’ holdings. During such periods, investors may incur significant losses if shares are sold.

BetaBuilders 1-5 Year U.S. Aggregate Bond ETF and USD Emerging Markets Sovereign Bond ETF may not track the return of their underlying index for a number of reasons and therefore may not achieve their investment objective. For example, the Funds incur a number of operating expenses not applicable to their underlying index, and incur costs in buying and selling securities, especially when rebalancing the Funds’ securities holdings to reflect changes in the composition of the underlying index. In addition, each Fund’s return may differ from the return of its underlying index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the underlying index due to regulatory or other restrictions. To the extent of the previously outlined items, the Funds’ return may differ from the return of the underlying index.

The London InterBank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, negatively impact a Fund’s arbitrage and pricing mechanisms, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	253

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund Shares and (2) ongoing costs, primarily management fees. The examples assume that you had a $1,000 investment at the beginning of the reporting period, March 1, 2020 and continued to hold your shares at the end of the reporting period, August 31, 2020.

Actual Expenses

For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of a Fund.

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Annualized Expense Ratio (1)	Expenses Paid During the Period
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
Actual	$1,000.00	$1,022.70	0.05%	$0.25
Hypothetical	1,000.00	1,024.95	0.05	0.26
JPMorgan Core Plus Bond ETF
Actual	1,000.00	1,036.00	0.36	1.85
Hypothetical	1,000.00	1,023.39	0.36	1.84
JPMorgan Corporate Bond Research Enhanced ETF
Actual	1,000.00	1,030.00	0.14	0.72
Hypothetical	1,000.00	1,024.50	0.14	0.71
JPMorgan High Yield Research Enhanced ETF
Actual	1,000.00	1,029.70	0.24	1.23
Hypothetical	1,000.00	1,024.00	0.24	1.22
JPMorgan International Bond Opportunities ETF (formerly known as JPMorgan Global Bond Opportunities ETF)
Actual	1,000.00	1,024.70	0.49	2.50
Hypothetical	1,000.00	1,022.74	0.49	2.50
JPMorgan Municipal ETF
Actual	1,000.00	997.50	0.23	1.16
Hypothetical	1,000.00	1,024.05	0.23	1.17
JPMorgan U.S. Aggregate Bond ETF
Actual	1,000.00	1,028.40	0.07	0.36
Hypothetical	1,000.00	1,024.85	0.07	0.36
JPMorgan Ultra-Short Income ETF
Actual	1,000.00	1,012.90	0.16	0.81
Hypothetical	1,000.00	1,024.40	0.16	0.82
JPMorgan Ultra-Short Municipal Income ETF
Actual	1,000.00	1,013.50	0.17	0.86
Hypothetical	1,000.00	1,024.35	0.17	0.87
JPMorgan USD Emerging Markets Sovereign Bond ETF
Actual	1,000.00	987.10	0.39	1.95
Hypothetical	1,000.00	1,023.24	0.39	1.99

(1)	Expenses are equal to each Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

254	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Exchange-Traded Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On March 9, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the effectiveness of the Program with respect to the identification of each Fund that qualifies as an “In-Kind ETF” (as defined in the Liquidity Rule); (2) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (3) the methodology and inputs for classifying the investments of a Fund (other than an In-Kind ETF) into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions (and, for In-Kind ETFs, the methodology and inputs for determining whether any investments should be classified as “illiquid investments” (as defined under the Liquidity Rule)): (4) whether a Fund (other than an In-Kind ETF) invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for such a Fund and the procedures for monitoring any HLIM; (5) whether a Fund invested more than 15% of its assets in “Illiquid Investments” and the procedures for monitoring for this limit; and (6) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	255

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.

Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. August 2020.	SAN-FIETF-820

Semi-Annual Report

J.P. Morgan Exchange-Traded Funds

August 31, 2020 (Unaudited)

JPMorgan BetaBuilders MSCI US REIT ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan).

Alternatively, you may elect to receive paper copies of all future reports free of charge by contacting your financial intermediary. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from the Fund. Shares may only be subscribed and redeemed directly from the Fund by Authorized Participants, in large creation/redemption units. Brokerage commissions will reduce returns.

PRESIDENT’S LETTER

October 6, 2020 (Unaudited)

Dear Shareholder,

While the U.S. economy has suffered from a severe contraction and historically high job losses, financial markets have managed to rebound from lows reached in March 2020, backed by unprecedented central bank support, strength in corporate earnings in select sectors and investor optimism about efforts to contain the spread of COVID-19.

“While the economic and financial market environments may remain challenging, J.P. Morgan Exchange-Traded Funds will continue to seek to provide innovative and quality solutions to help investors build durable portfolios.”

– Brian S. Shlissel

The six month reporting period that ended August 31, 2020, began amid a sharp sell-off in financial markets as the World Health Organization declared the novel coronavirus a pandemic and large sectors of national economies across the globe closed down. The U.S. Federal Reserve (the Fed) responded by cutting interest rates and headed off a potential liquidity crisis in financial markets by creating an array of lending and asset purchase programs in the second half of March 2020. In the following months, financial market volatility subsided and asset prices generally began to rebound.

Meanwhile, the U.S. Congress also responded with a $2.2 trillion fiscal stimulus package that included direct payments to individuals, increased unemployment compensation and aid to state and local governments and businesses. However, the stimulus program ended in July 2020 and negotiations for further stimulus remained deadlocked at the end of the reporting period. Over the course of the period, U.S. unemployment fell from a high of 14.7% in April to 8.4% in August. By the end of the second quarter of 2020, U.S. gross domestic product had decreased 31.4%.

However, financial markets largely provided positive returns for the reporting period despite investor uncertainty over the trajectory of the pandemic and the outcome of U.S. elections. For the six months ended August 31, 2020, the S&P 500 Index returned 19.6% and the Bloomberg Barclays U.S. Aggregate Index returned 2.9%.

While the economic and financial market environments may remain challenging, J.P. Morgan Exchange-Traded Funds will continue to seek to provide innovative and quality solutions to help investors build durable portfolios.

Sincerely,

Brian S. Shlissel

Interim President, J.P. Morgan Exchange-Traded Funds

J.P Morgan Asset Management

1-844-4JPM-ETF or jpmorgan.com/etfs for more information

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	1

JPMorgan BetaBuilders MSCI US REIT ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	(8.02)%
Market Price**	(8.08)%
MSCI US REIT Index	(8.08)%

Net Assets as of 8/31/2020	$902,167,810

INVESTMENT OBJECTIVE***

The JPMorgan BetaBuilders MSCI US REIT ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the MSCI US REIT Index (the “Underlying Index”).

INVESTMENT APPROACH

The Underlying Index is a free-float adjusted market-cap weighted index made up of the stocks of publicly traded equity real estate investment trusts (REITs). Using a passive investment approach, the Fund attempts to replicate the Underlying Index as closely as possible and invests at least 80% of its assets in securities included in the Underlying Index.

HOW DID THE MARKET PERFORM?

Overall, real estate equity sector underperformed the broader equity market, largely due to investor concerns about the impact of the COVID-19 pandemic on the leisure and shopping center real estate investment trusts (REITs). However, demand for lumber increased as low interest rates provided support for new home construction and at-home quarantines led to a surge in do-it-yourself projects. Data center REITs benefitted from the mass adoption of work-from-home arrangements.

HOW DID THE FUND PERFORM?

For the six months ended August 31, 2020, the Fund performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s exposures to the specialized and industrial REIT sectors were leading contributors to absolute performance. The Fund’s and the Underlying Index’s exposures to the retail REIT and residential sectors were leading detractors from absolute performance.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund’s and the Underlying Index’s largest allocations were to the specialized and residential REIT sectors and the smallest allocations were to the diversified and the hotel & resorts REIT sectors.

2	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Prologis, Inc.	8.3%
2.	Equinix, Inc.	7.7
3.	Digital Realty Trust, Inc.	4.6
4.	Public Storage	3.7
5.	Welltower, Inc.	2.6
6.	AvalonBay Communities, Inc.	2.4
7.	Realty Income Corp.	2.3
8.	Alexandria Real Estate Equities, Inc.	2.3
9.	Equity Residential	2.3
10.	Simon Property Group, Inc.	2.3

PORTFOLIO COMPOSITION BY SECTOR****
Industrial	24.8%
Apartments	21.6
Health Care	10.6
Office	10.0
Storage	9.6
Diversified	8.0
Shopping Centers	3.6
Hotels	3.0
Regional Malls	2.7
Short-Term Investments	6.1

*	The return shown is based on net asset value and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $74.87 as of August 31, 2020.
**	Market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the closing price on the Cboe BZX Exchange, Inc. As of August 31, 2020, the closing price was $74.92.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of August 31, 2020. The Fund’s composition is subject to change.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	3

JPMorgan BetaBuilders MSCI US REIT ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2020 (Unaudited)
	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan BetaBuilders MSCI US REIT ETF
Net Asset Value	June 15, 2018	(8.02)%	(12.60)%	2.11%
Market Price		(8.08)%	(12.52)%	2.14%

*	Not annualized.

LIFE OF FUND PERFORMANCE (6/15/18 TO 8/31/20)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on June 15, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders MSCI US REIT ETF and the MSCI US REIT Index from June 15, 2018 to August 31, 2020. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI US REIT Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Underlying Index is a free-float adjusted market-cap weighted index designed to measure the performance of U.S. equity real estate investment trust (REIT) securities. The Underlying Index is made up of the stocks of publicly traded U.S. equity REITs, as determined by MSCI Inc., the index provider. To be included initially in the Underlying Index, an equity REIT must meet certain criteria established by the index provider, including meeting a minimum market capitalization threshold as well as a liquidity threshold based on a number of factors, including trading volume and frequency of trading. Equity REITs in the Underlying Index tend to be small- and mid-cap stocks, and may include Health Care REITs, Hotel & Resort REITs, Industrial REITs, Office REITs, Residential REITs, Retail REITs, Diversified REITs and certain Specialized REITs. Specialized REITs that may be included in the Underlying Index own and/or operate (i) storage and self-storage facilities, (ii) data centers, (iii) correctional facilities, (iv) theaters, (v) casinos and gaming facilities or (vi) restaurants.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the Fund’s inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on gains resulting from redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

JPMorgan BetaBuilders MSCI US REIT ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.4%

Apartments — 22.8%
Agree Realty Corp., REIT (a)	56,469	3,778,905
American Campus Communities, Inc., REIT	144,294	4,891,567
American Homes 4 Rent, Class A, REIT	283,425	8,117,292
Apartment Investment & Management Co., Class A, REIT	156,102	5,624,355
AvalonBay Communities, Inc., REIT	147,573	23,325,388
Camden Property Trust, REIT	102,116	9,286,429
Equity LifeStyle Properties, Inc., REIT	181,452	12,028,453
Equity Residential, REIT	390,218	22,027,806
Essential Properties Realty Trust, Inc., REIT	96,465	1,637,011
Essex Property Trust, Inc., REIT	68,598	14,852,153
Front Yard Residential Corp., REIT	53,906	525,584
Getty Realty Corp., REIT	36,893	1,080,596
Independence Realty Trust, Inc., REIT	99,313	1,162,955
Investors Real Estate Trust, REIT	12,757	907,023
Invitation Homes, Inc., REIT	570,204	16,324,941
Mid-America Apartment Communities, Inc., REIT	119,911	14,043,976
National Retail Properties, Inc., REIT	180,325	6,390,718
NexPoint Residential Trust, Inc., REIT	20,385	843,939
Preferred Apartment Communities, Inc., Class A, REIT	49,899	329,333
Realty Income Corp., REIT	360,112	22,337,747
Spirit Realty Capital, Inc., REIT	107,945	3,833,127
STORE Capital Corp., REIT	243,573	6,586,214
Sun Communities, Inc., REIT	103,047	15,362,247
UDR, Inc., REIT	309,223	10,764,053

		206,061,812

Diversified — 8.5%
Alexander & Baldwin, Inc., REIT	72,031	872,295
American Assets Trust, Inc., REIT	53,540	1,367,947
American Finance Trust, Inc., REIT	113,804	777,850
Armada Hoffler Properties, Inc., REIT	59,239	598,314
Colony Capital, Inc., REIT (a)	504,597	1,367,458
CoreCivic, Inc., REIT	125,445	1,167,893
Cousins Properties, Inc., REIT	155,760	4,649,436
Duke Realty Corp., REIT	386,292	14,891,557
EPR Properties, REIT (a)	81,247	2,625,090
Four Corners Property Trust, Inc., REIT	73,743	1,862,011
Gaming and Leisure Properties, Inc., REIT	221,128	8,038,003
GEO Group, Inc. (The), REIT	127,262	1,420,244
Gladstone Commercial Corp., REIT	35,585	697,822
Global Net Lease, Inc., REIT	93,814	1,641,745
iStar, Inc., REIT (a)	80,214	993,049
Lexington Realty Trust, REIT	287,327	3,266,908
One Liberty Properties, Inc., REIT	17,120	328,019
PS Business Parks, Inc., REIT	21,612	2,727,434
Safehold, Inc., REIT (a)	13,379	742,133
UMH Properties, Inc., REIT	38,855	564,952
VICI Properties, Inc., REIT (a)	491,402	10,977,921
Washington, REIT	86,319	1,893,839

INVESTMENTS	SHARES	VALUE($)

Diversified — continued
Whitestone, REIT	39,765	255,689
WP Carey, Inc., REIT	180,784	12,540,986

		76,268,595

Health Care — 11.3%
CareTrust REIT, Inc., REIT	100,365	1,944,070
Community Healthcare Trust, Inc., REIT	22,079	1,031,089
Diversified Healthcare Trust, REIT	249,460	947,948
Global Medical REIT, Inc., REIT	44,841	573,517
Healthcare Realty Trust, Inc., REIT	141,492	4,082,044
Healthcare Trust of America, Inc., Class A, REIT (a)	229,103	6,046,028
Healthpeak Properties, Inc., REIT	564,440	15,601,122
LTC Properties, Inc., REIT (a)	41,125	1,500,651
Medical Properties Trust, Inc., REIT	554,019	10,293,673
National Health Investors, Inc., REIT	46,821	2,914,607
Omega Healthcare Investors, Inc., REIT (a)	237,933	7,368,785
Physicians Realty Trust, REIT	212,408	3,855,205
Sabra Health Care REIT, Inc., REIT	215,553	3,196,651
Universal Health Realty Income Trust, REIT	13,704	914,331
Ventas, Inc., REIT	391,213	16,121,888
Welltower, Inc., REIT	437,776	25,180,876

		101,572,485

Hotels — 3.2%
Apple Hospitality REIT, Inc., REIT	222,366	2,261,462
Chatham Lodging Trust, REIT	49,246	340,782
DiamondRock Hospitality Co., REIT	208,930	1,107,329
Host Hotels & Resorts, Inc., REIT	739,233	8,301,587
MGM Growth Properties LLC, Class A, REIT	137,806	3,868,214
Park Hotels & Resorts, Inc., REIT	247,048	2,344,486
Pebblebrook Hotel Trust, REIT	137,113	1,730,366
RLJ Lodging Trust, REIT	173,132	1,634,366
Ryman Hospitality Properties, Inc., REIT	54,760	2,089,642
Service Properties Trust, REIT	172,567	1,416,775
Summit Hotel Properties, Inc., REIT	110,737	652,241
Sunstone Hotel Investors, Inc., REIT	226,119	1,883,571
Xenia Hotels & Resorts, Inc., REIT	118,973	1,068,378

		28,699,199

Industrial — 26.3%
CoreSite Realty Corp., REIT	39,746	4,866,898
CyrusOne, Inc., REIT	120,801	10,090,508
Digital Realty Trust, Inc., REIT (a)	281,358	43,793,373
EastGroup Properties, Inc., REIT	40,953	5,453,301
Equinix, Inc., REIT	92,818	73,305,800
First Industrial Realty Trust, Inc., REIT	133,392	5,689,169
Industrial Logistics Properties Trust, REIT	68,355	1,474,417
Innovative Industrial Properties, Inc., REIT (a)	22,333	2,748,969
Monmouth Real Estate Investment Corp., REIT	97,510	1,414,870
Prologis, Inc., REIT	774,490	78,889,551

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	5

JPMorgan BetaBuilders MSCI US REIT ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Industrial — continued
STAG Industrial, Inc., REIT	155,943	5,036,959
Terreno Realty Corp., REIT	70,987	4,233,665

		236,997,480

Office — 10.6%
Alexandria Real Estate Equities, Inc., REIT (a)	132,330	22,281,725
Boston Properties, Inc., REIT	154,777	13,445,478
Brandywine Realty Trust, REIT	178,785	1,989,877
City Office REIT, Inc., REIT	49,884	401,067
Columbia Property Trust, Inc., REIT	119,976	1,415,717
Corporate Office Properties Trust, REIT	117,623	2,898,231
Douglas Emmett, Inc., REIT	174,706	4,877,791
Easterly Government Properties, Inc., REIT	78,769	1,905,422
Empire State Realty Trust, Inc., Class A, REIT	155,489	979,581
Equity Commonwealth, REIT	127,410	3,999,400
Franklin Street Properties Corp., REIT	112,484	498,304
Highwoods Properties, Inc., REIT	108,937	4,058,993
Hudson Pacific Properties, Inc., REIT	160,749	3,774,386
JBG SMITH Properties, REIT	126,085	3,488,772
Kilroy Realty Corp., REIT	108,601	6,355,330
Mack-Cali Realty Corp., REIT	95,001	1,199,863
Office Properties Income Trust, REIT	50,545	1,204,993
Paramount Group, Inc., REIT	186,025	1,376,585
Piedmont Office Realty Trust, Inc., Class A, REIT	132,043	2,021,578
SL Green Realty Corp., REIT (a)	80,260	3,752,958
VEREIT, Inc., REIT	1,130,251	7,595,287
Vornado Realty Trust, REIT (a)	170,346	6,103,497

		95,624,835

Regional Malls — 2.8%
Macerich Co. (The), REIT (a)	111,312	882,704
Simon Property Group, Inc., REIT	320,612	21,753,524
Tanger Factory Outlet Centers, Inc., REIT (a)	98,010	557,677
Taubman Centers, Inc., REIT	64,604	2,474,333

		25,668,238

Shopping Centers — 3.8%
Acadia Realty Trust, REIT (a)	90,275	1,023,718
Alexander’s, Inc., REIT	2,410	614,719
Brixmor Property Group, Inc., REIT	310,862	3,668,172
Federal Realty Investment Trust, REIT (a)	75,345	5,970,338
Kimco Realty Corp., REIT	453,554	5,438,112
Kite Realty Group Trust, REIT (a)	88,207	991,447
Regency Centers Corp., REIT	177,876	7,063,456
Retail Opportunity Investments Corp., REIT	122,013	1,358,005
Retail Properties of America, Inc., Class A, REIT (a)	224,532	1,416,797
RPT Realty, REIT	84,504	495,193
Saul Centers, Inc., REIT	14,597	409,008

INVESTMENTS	SHARES	VALUE($)

Shopping Centers — continued
Seritage Growth Properties, Class A, REIT* (a)	38,475	539,804
SITE Centers Corp., REIT	162,031	1,216,853
Urban Edge Properties, REIT	122,200	1,290,432
Urstadt Biddle Properties, Inc., Class A, REIT	31,450	292,485
Weingarten Realty Investors, REIT	127,615	2,229,434

		34,017,973

Storage — 10.1%
Americold Realty Trust, REIT	210,019	8,054,229
CubeSmart, REIT	203,000	6,418,860
Extra Space Storage, Inc., REIT	135,363	14,422,928
Iron Mountain, Inc., REIT (a)	301,879	9,083,539
Jernigan Capital, Inc., REIT	24,403	420,708
Life Storage, Inc., REIT	49,192	5,186,312
National Storage Affiliates Trust, REIT	71,457	2,451,690
Public Storage, REIT	164,962	35,037,929
QTS Realty Trust, Inc., Class A, REIT (a)	63,202	4,286,359
Rexford Industrial Realty, Inc., REIT	128,650	6,172,627

		91,535,181

Total Common Stocks (Cost $1,070,273,688)		896,445,798

Short-Term Investments — 6.4%

Investment Companies — 0.9%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (b) (c) (Cost $7,919,505)	7,919,505	7,919,505

Investment of Cash Collateral from Securities Loaned — 5.5%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.32% (b) (c)	45,003,152	45,016,653
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.07% (b) (c)	5,155,295	5,155,295

Total Investment of Cash Collateral From Securities Loaned (Cost $50,171,948)		50,171,948

Total Short-Term Investments (Cost $58,091,453)		58,091,453

Total Investments — 105.8% (Cost $1,128,365,141)		954,537,251
Liabilities in Excess of Other Assets — (5.8)%		(52,369,441)

NET ASSETS — 100.0%		902,167,810

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

Abbreviations
REIT	RealEstate Investment Trust
(a)	Thesecurity or a portion of this security is on loan at August 31, 2020. The total value of securities on loan at August 31, 2020 is $46,779,691.
(b)	Investmentin an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	Therate shown is the current yield as of August 31, 2020.
*	Non-incomeproducing security.

Futures contracts outstanding as of August 31, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
DJ US Real Estate Index	172	09/2020	USD	5,548,720	231,739

Abbreviations
USD	UnitedStates Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2020

JPMorgan BetaBuilders MSCI US REIT ETF
ASSETS:
Investments in non-affiliates, at value	$896,445,798
Investments in affiliates, at value	7,919,505
Investments of cash collateral received from securities loaned, at value (Note 2.C.)	50,171,948
Cash	15,414
Deposits at broker for futures contracts	964,000
Receivables:
Investment securities sold	7,898,868
Dividends from non-affiliates	679,617
Dividends from affiliates	80
Securities lending income (Note 2.C.)	19,099

Total Assets	964,114,329

LIABILITIES:
Payables:
Investment securities purchased	7,855,463
Collateral received on securities loaned (Note 2.C.)	50,171,948
Fund shares redeemed	3,743,426
Variation margin on futures contracts	91,389
Accrued liabilities:
Management fees (See Note 3.A.)	84,293

Total Liabilities	61,946,519

Net Assets	$902,167,810

NET ASSETS:
Paid-in-Capital	$1,125,543,037
Total distributable earnings (loss)	(223,375,227)

Total Net Assets	$902,167,810

Outstanding number of shares (unlimited number of shares authorized — par value $0.0001)	12,050,000

Net asset value, per share	$74.87

Cost of investments in non-affiliates	$1,070,273,688
Cost of investments in affiliates	7,919,505
Investment securities on loan, at value (Note 2.C.)	46,779,691
Cost of investment of cash collateral (Note 2.C.)	50,171,948

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2020 (Unaudited)

JPMorgan BetaBuilders MSCI US REIT ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$288
Dividend income from non-affiliates	15,200,221
Dividend income from affiliates	4,800
Income from securities lending (net) (See Note 2.C.)	218,396

Total investment income	15,423,705

EXPENSES:
Management fees (See Note 3.A.)	519,553
Interest expense to non-affiliates	611

Total expenses	520,164

Net investment income (loss)	14,903,541

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(17,681,910)
In-kind redemptions of investments in non-affiliates	(36,005,166)
Futures contracts	159,368

Net realized gain (loss)	(53,527,708)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(91,343,780)
Futures contracts	462,638

Change in net unrealized appreciation/depreciation	(90,881,142)

Net realized/unrealized gains (losses)	(144,408,850)

Change in net assets resulting from operations	$(129,505,309)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan BetaBuilders MSCI US REIT ETF
	Six Months Ended August 31, 2020 (Unaudited)	Year Ended February 29, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,903,541	$18,248,268
Net realized gain (loss)	(53,527,708)	21,867,375
Change in net unrealized appreciation/depreciation	(90,881,142)	(89,222,724)

Change in net assets resulting from operations	(129,505,309)	(49,107,081)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(13,745,895)	(15,092,951)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(160,878,479)	1,134,468,601

NET ASSETS:
Change in net assets	(304,129,683)	1,070,268,569
Beginning of period	1,206,297,493	136,028,924

End of period	$902,167,810	$1,206,297,493

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$152,913,186	$1,284,582,953
Cost of shares redeemed	(313,791,665)	(150,114,352)

Total change in net assets resulting from capital transactions	$(160,878,479)	$1,134,468,601

SHARE TRANSACTIONS:
Issued	2,250,000	14,625,000
Redeemed	(4,800,000)	(1,700,000)

Net increase (decrease) in shares from share transactions	(2,550,000)	12,925,000

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment Operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions

JPMorgan BetaBuilders MSCI US REIT ETF
Six Months Ended August 31, 2020 (Unaudited)	$82.62	$1.11	$(7.87)		$(6.76)	$(0.99)	$—	$(0.99)
Year Ended February 29, 2020	81.21	2.55	0.80	(f)	3.35	(1.85)	(0.09)	(1.94)
June 15, 2018 (h) through February 28, 2019	75.67	1.85	5.10		6.95	(1.35)	(0.06)	(1.41)

(a)	Annualized for periods less than one year, unless otherwise indicated.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)

Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.

(f)

Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

(g)

Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the fund based on prior day net assets and other expenses are generally paid by the Advisor.

(h)	Commencement of operations.
(i)

Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

Ratios/Supplemental data
						Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)		Net assets, end of period	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$74.87	$74.92	(8.02)%	(8.08)%		$902,167,810	0.11%		3.13%	0.11%		4%
82.62	82.73	4.06	4.18		1,206,297,493	0.11		2.88	0.16	(g)	5
81.21	81.22	9.40	9.41	(i)	136,028,924	0.11	(j)	3.37	0.40	(g)(j)	5

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	13

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2020 (Unaudited)

1. Organization

J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. JPMorgan BetaBuilders MSCI US REIT ETF (the “Fund” or the “MSCI US REIT ETF”) is a separate diversified series of the Trust covered in this report.

The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the MSCI US REIT Index.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

Shares of the Fund are listed and traded at market price on the Cboe BZX Exchange, Inc. Market prices for the Fund’s shares may be different from its net asset value (“NAV”). The Fund issues and redeems its shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, typically 25,000 shares, referred to as “Creation Units”.

Creation Units are issued and redeemed principally in-kind for a basket of securities. A cash amount may be substituted if the Fund has sizeable exposure to market or sponsor restricted securities. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Fund (each, an “Authorized Participant”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAV of the Fund is calculated on a valuation date.

Investments in open-end investment companies excluding exchange-traded funds (“ETFs”), (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

14	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$954,537,251	$—	$—	$954,537,251

Appreciation in Other Financial Instruments
Futures Contracts (a)	$231,739	$—	$—	$231,739

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAV of the Fund.

As of August 31, 2020, the Fund had no investments in restricted securities.

C. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the SOP as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the SOP.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the SAL. The value of the cash collateral received is recorded as a liability on the SAL and details of collateral investments are disclosed on the SOI.

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents the Fund’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collated received or posted by the Fund as of August 31, 2020.

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$46,779,691	$(46,779,691)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Fund’s investment in JPMorgan U.S. Government Money Market Fund in the amount of $4,121. JPMIM voluntarily waived management fees and investment advisory fees charged to the Fund to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the SOP as Income from securities lending (net).

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

D. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

For the six months ended August 31, 2020
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2020	Shares at August 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.32% (a)(b)	$46,004,799	$277,000,000	$277,999,999	$11,853	*	$—	$45,016,653	45,003,152	$206,540	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.07% (a)(b)	4,817,421	205,914,547	205,576,673	—		—	5,155,295	5,155,295	15,288	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a)(b)	10,488,851	39,149,692	41,719,038	—		—	7,919,505	7,919,505	4,800		—

Total	$61,311,071	$522,064,239	$525,295,710	$11,853		$—	$58,091,453		$226,628		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2020.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Futures Contracts — The Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations (“SOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the SOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities (“SAL”). A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the SAL.

The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the SAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

16	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended August 31, 2020: Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts — Equity:
Average Notional Balance Long	$6,901,659
Ending Notional Balance Long	5,548,720

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of August 31, 2020, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns since inception remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Management Fee — JPMIM manages the investments of the Fund pursuant to the Management Agreement. For such services, JPMIM is paid a fee, which is accrued daily and paid no more frequently than monthly at an annual rate of 0.11% of the Fund’s average daily net assets. Under the Management Agreement, JPMIM is responsible for substantially all expenses of the Fund (including expenses of the Trust relating to the Fund) except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holdings shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished through the Fund’s payment of such expenses and a corresponding reduction of the fee payable to the Adviser, provided, however, that if the amount of expenses paid by the Fund exceeds the fee payable to the Adviser, the Adviser will reimburse the Fund for such amount.

B. Administration Fee — JPMIM provides administration services to the Funds. Pursuant to each Fund’s Management Agreement, JPMIM is compensated as described in Note 3.A.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the“Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the management fees payable to JPMIM.

D. Custodian, Accounting and Transfer Agent Fees — JPMCB provides portfolio custody, accounting and transfer agency services to the Funds. For performing these services, JPMIM pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.

Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of fund shares. These fees are paid to JPMIM to offset certain custodian charges incurred by JPMIM covered under the Management Agreement.

Interest income earned on cash balances at the custodian, if any, is included in income from affiliates on the SOP. Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the SOP.

E. Waivers and Reimbursements — The Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The fees for affiliated money market funds are covered under the Management Agreement as described in Note 3.A.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2020 (Unaudited) (continued)

F. Distribution Services — The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. JPMDS receives no fees for their distribution services under its distribution agreement with the Trust (the “Distribution Agreement”). Although the Trust does not pay any fees under the Distribution Agreement, JPMIM pays JPMDS for certain distribution related services.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. The fees associated with the Office of the Chief Compliance Officer are paid for by JPMIM as described in Note 3.A.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended August 31, 2020, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$41,328,488	$36,283,514

During the six months ended August 31, 2020, there were no purchases or sales of U.S. Government securities.

For the six months ended August 31, 2020, in-kind transactions associated with creations and redemptions were as follows:

In-Kind Creations	In-Kind Redemptions
$148,720,746	$308,553,418

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2020 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,128,365,141	$52,003,385	$225,599,536	$(173,596,151)

At February 29, 2020, the Fund did not have any net capital loss carryforwards.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 29, 2020, the Fund deferred to March 1, 2020 the following net capital losses of:

Net Capital Losses
Short-Term	Long-Term
$1,306,840	$471,676

6. Capital Share Transactions

The Trust issues and redeems shares of the Fund only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statements of Changes in Net Assets.

Shares of the Fund may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Fund’s shares outstanding, and act as executing or clearing broker for investment transactions on behalf of the Fund. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

18	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

As of August 31, 2020, JPMorgan SmartRetirement Blend Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:

JPMorgan SmartRetirement Blend Funds	JPMorgan SmartRetirement Funds
33.5%	33.4%

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

Because the Fund may invest a significant portion of its assets in REITs, the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Fund’s holdings. During such periods, investors may incur significant losses if shares are sold.

The Fund may not track the return of the underlying index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to its underlying index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the underlying index. In addition, a Fund’s return may differ from the return of its underlying index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the underlying index due to regulatory or other restrictions. To the extent of the previously outlined items, the Fund’s return differs from the return of the underlying index.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.

The Fund is subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Subsequent Events

On September 15, 2020, the Board approved the following changes to the Fund, which are expected to become effective on or about November 30, 2020: (i) a change to the Fund’s underlying index from the MSCI US REIT Index to the MSCI USA/REIT 25-50 Custom Index (the “New Index”); (ii) a change to the Fund’s investment objective so that the Fund will seek investment results that closely correspond to the performance of the New Index; and (iii) a change to one of the Fund’s investment policies so that the Fund will invest at least 80% of its assets, plus the amount of any borrowing for investment purposes, in securities held in the New Index.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	19

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, primarily management fees. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period March 1, 2020 and continued to hold your shares at the end of the reporting period, August 31, 2020.

Actual Expenses

For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Annualized Expense Ratio (1)	Expenses Paid During the Period
JPMorgan BetaBuilders MSCI US REIT ETF
Actual	$1,000.00	$919.80	0.11%	$0.53
Hypothetical	1,000.00	1,024.65	0.11	0.56

(1)	Expenses are equal to each Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

20	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

The Fund has adopted the J.P. Morgan Exchange-Traded Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On March 9, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of the Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Fund. Such information and factors included, among other things: (1) the effectiveness of the Program with respect to the identification the Fund qualifies as an “In-Kind ETF” (as defined in the Liquidity Rule); (2) the liquidity risk framework used to assess, manage, and periodically review the Fund’s Liquidity Risk and the results of this assessment; (3) the methodology and inputs for classifying the investments of the Fund (other than an In-Kind ETF) into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions (and, for In-Kind ETFs, the methodology and inputs for determining whether any investments should be classified as “illiquid investments” (as defined under the Liquidity Rule)): (4) whether the Fund (other than an In-Kind ETF) invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for the Fund and the procedures for monitoring any HLIM; (5) whether the Fund invested more than 15% of its assets in “Illiquid Investments” and the procedures for monitoring for this limit; and (6) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Fund during the Program Reporting Period.

AUGUST 31, 2020	J.P. MORGAN EXCHANGE-TRADED FUNDS	21

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.

Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management businesses of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. August 2020.	SAN-USREITETF-820

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a -2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit -Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre -approval policies and procedures described in paragraph (c)(7) of Rule 2 -01 of Regulation S -X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2 -01 of Regulation S -X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full -time, permanent employees.

(g) Disclose the aggregate non -audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub -adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non -audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre -approved pursuant to paragraph (c)(7)(ii) of Rule 2 -01 of Regulation S -X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A -3 under the Exchange Act (17CFR 240.10A -3), state whether or not the registrant has a separately -designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15

U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A -3(d) under the Exchange Act (17CFR 240.10A -3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12 -12 of Regulation S -X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED -END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED -END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED -END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a -101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a -3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a -3(b) under the Act (17 CFR 270.30a -3(b))and Rules 13a -15(b) or 15d -15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N -CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N -CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a -3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a -2(a) under the Act (17 CFR 270.30a -2).

Certifications pursuant to Rule 30a  -2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c -1 under the Act (17 CFR 270.23c -1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a  -2(b) under the Act of 1940.

Certifications pursuant to Rule 30a  -2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Exchange-Traded Fund Trust

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
Interim President and Principal Executive Officer
November 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
Interim President and Principal Executive Officer
November 2, 2020

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
November 2, 2020